                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-22127

                        RIVERSOURCE VARIABLE SERIES TRUST
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
   --------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947
                                                    --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 12/31
                          -----

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
VARIABLE PORTFOLIO FUNDS

ANNUAL REPORT
FOR THE PERIOD ENDED
DECEMBER 31, 2009


References to "Fund" throughout this annual report refer to the following individual funds, singularly or collectively as the context requires:

RiverSource Partners Variable Portfolio - Fundamental Value Fund
RiverSource Partners Variable Portfolio - Select Value Fund
RiverSource Partners Variable Portfolio - Small Cap Value Fund
RiverSource Variable Portfolio - Balanced Fund
RiverSource Variable Portfolio - Cash Management Fund
RiverSource Variable Portfolio - Diversified Bond Fund
RiverSource Variable Portfolio - Diversified Equity Income Fund
RiverSource Variable Portfolio - Dynamic Equity Fund
RiverSource Variable Portfolio - Global Bond Fund
RiverSource Variable Portfolio - Global Inflation Protected Securities Fund RiverSource Variable Portfolio - High Yield Bond Fund

RiverSource Variable Portfolio - Income Opportunities Fund
RiverSource Variable Portfolio - Mid Cap Growth Fund
RiverSource Variable Portfolio - Mid Cap Value Fund
RiverSource Variable Portfolio - S&P 500 Index Fund
RiverSource Variable Portfolio - Short Duration U.S. Government Fund Seligman Variable Portfolio - Growth Fund
Seligman Variable Portfolio - Larger-Cap Value Fund
Seligman Variable Portfolio - Smaller-Cap Value Fund
Threadneedle Variable Portfolio - Emerging Markets Fund
Threadneedle Variable Portfolio - International Opportunity Fund

Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

The RiverSource Variable Portfolio (VP) Funds provide several alternatives to consider for investment through your variable annuity contract or life insurance policy.

TABLE OF CONTENTS --------------------------------------------------------------

2009 ANNUAL REPORT

The purpose of this annual report is to tell investors how the Fund performed.

RIVERSOURCE PARTNERS VP -- FUNDAMENTAL VALUE
  FUND
Your Fund at a Glance......................    3
Manager Commentary.........................    4
The Fund's Long-term Performance...........    6
RIVERSOURCE PARTNERS VP -- SELECT VALUE FUND
Your Fund at a Glance......................    7
Manager Commentary.........................    8
The Fund's Long-term Performance...........   11
RIVERSOURCE PARTNERS VP -- SMALL CAP VALUE FUND
Your Fund at a Glance......................   12
Manager Commentary.........................   13
The Fund's Long-term Performance...........   18
RIVERSOURCE VP -- BALANCED FUND
Your Fund at a Glance......................   19
Manager Commentary.........................   20
The Fund's Long-term Performance...........   25
RIVERSOURCE VP -- CASH MANAGEMENT FUND
Your Fund at a Glance......................   26
Manager Commentary.........................   27
RIVERSOURCE VP -- DIVERSIFIED BOND FUND
Your Fund at a Glance......................   30
Manager Commentary.........................   31
The Fund's Long-term Performance...........   34
RIVERSOURCE VP -- DIVERSIFIED EQUITY INCOME FUND
Your Fund at a Glance......................   35
Manager Commentary.........................   36
The Fund's Long-term Performance...........   39
RIVERSOURCE VP -- DYNAMIC EQUITY FUND
Your Fund at a Glance......................   40
Manager Commentary.........................   41
The Fund's Long-term Performance...........   44
RIVERSOURCE VP -- GLOBAL BOND FUND
Your Fund at a Glance......................   45
Manager Commentary.........................   46
The Fund's Long-term Performance...........   49
RIVERSOURCE VP -- GLOBAL INFLATION PROTECTED
  SECURITIES FUND
Your Fund at a Glance......................   50
Manager Commentary.........................   51
The Fund's Long-term Performance...........   54
RIVERSOURCE VP -- HIGH YIELD BOND FUND
Your Fund at a Glance......................   55
Manager Commentary.........................   56
The Fund's Long-term Performance...........   61
RIVERSOURCE VP -- INCOME OPPORTUNITIES FUND
Your Fund at a Glance......................   62
Manager Commentary.........................   63
The Fund's Long-term Performance...........   67
RIVERSOURCE VP -- MID CAP GROWTH FUND
Your Fund at a Glance......................   68
Manager Commentary.........................   69
The Fund's Long-term Performance...........   72
RIVERSOURCE VP -- MID CAP VALUE FUND
Your Fund at a Glance......................   73
Manager Commentary.........................   74
The Fund's Long-term Performance...........   77
RIVERSOURCE VP -- S&P 500 INDEX FUND
Your Fund at a Glance......................   78
Manager Commentary.........................   79
The Fund's Long-term Performance...........   82
RIVERSOURCE VP -- SHORT DURATION U.S. GOVERNMENT
  FUND
Your Fund at a Glance......................   83
Manager Commentary.........................   84
The Fund's Long-term Performance...........   87
SELIGMAN VP -- GROWTH FUND
Your Fund at a Glance......................   88
Manager Commentary.........................   89
The Fund's Long-term Performance...........   92
SELIGMAN VP -- LARGER-CAP VALUE FUND
Your Fund at a Glance......................   93
Manager Commentary.........................   94
The Fund's Long-term Performance...........   97
SELIGMAN VP -- SMALLER-CAP VALUE FUND
Your Fund at a Glance......................   98
Manager Commentary.........................   99
The Fund's Long-term Performance...........  102
THREADNEEDLE VP -- EMERGING MARKETS FUND
Your Fund at a Glance......................  103
Manager Commentary.........................  104
The Fund's Long-term Performance...........  107
THREADNEEDLE VP -- INTERNATIONAL OPPORTUNITY
  FUND
Your Fund at a Glance......................  108
Manager Commentary.........................  109
The Fund's Long-term Performance...........  112
FUND EXPENSES EXAMPLES.....................  113
PORTFOLIO OF INVESTMENTS...................  120
STATEMENTS OF ASSETS AND LIABILITIES.......  271
STATEMENTS OF OPERATIONS...................  278
STATEMENTS OF CHANGES IN NET ASSETS........  285
FINANCIAL HIGHLIGHTS.......................  291
NOTES TO FINANCIAL STATEMENTS..............  312
REPORT OF INDEPENDENT REGISTERED PUBLIC
  ACCOUNTING FIRM..........................  342
BOARD MEMBERS AND OFFICERS.................  344
PROXY VOTING...............................  346




--------------------------------------------------------------------------------
2  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource Partners VP - Fundamental Value Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners VP - Fundamental Value Fund (the Fund) advanced 31.33% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500
  Index), which increased 26.46% during the same period.

> The Fund also outperformed its peer group, as represented by the Lipper Large-
  Cap Core Funds Index, which rose 28.15% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                        SINCE
                                                                                      INCEPTION
                                                                     1 YEAR  3 YEARS    5/1/06
-----------------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund                   +31.33%   -5.74%    -2.39%
-----------------------------------------------------------------------------------------------
S&P 500 Index (unmanaged)                                           +26.46%   -5.63%    -2.09%
-----------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Index                                   +28.15%   -4.91%    -2.00%
-----------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  3

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners VP - Fundamental Value Fund

Davis Selected Advisers, L.P. (Davis Advisors), an independent money management firm, manages RiverSource Partners VP - Fundamental Value Fund.

RiverSource Partners VP - Fundamental Value Fund shares gained 31.33% for the annual period ended Dec. 31, 2009, outperforming the Fund's benchmark, the S&P 500 Index (the Index), which gained 26.46% for the period. The Fund also outperformed its peer group, represented by the Lipper Large-Cap Core Funds Index, which increased 28.15% for the period.

SIGNIFICANT PERFORMANCE FACTORS
Information technology, materials and consumer discretionary were the sectors within the Index that turned in the strongest performance over the year. Telecommunication services and utilities had the weakest performance, although their performance was still positive.

The Fund's financial companies were the strongest contributors to performance on an absolute basis. The Fund's relative performance versus the Index benefited as the Fund's financial companies outperformed the corresponding sector within the Index (up 23% versus up 17% for the Index) and the Fund had a higher relative average weighting in this sector (27% versus 13% for the Index). AMERICAN EXPRESS and GAM HOLDING were among the top contributors to the Fund's performance during this period. BANK OF AMERICA, WELLS FARGO, and CITIGROUP were among the top detractors from performance. The Fund no longer owns Bank of America or Citigroup.

The second largest area of contribution to performance was energy companies. The Fund's energy companies were also the largest contributor to the Fund's outperformance of the Index on a relative basis. The Fund's energy companies outperformed the corresponding sector within the Index (up 37% versus up 14% for the Index). OCCIDENTAL PETROLEUM, EOG RESOURCES, and CANADIAN NATURAL RESOURCES were among the leading contributors to performance. CONOCOPHILLIPS was the top detractor from performance.

Information technology companies contributed positively to performance on an absolute basis, however, when compared to the Index, the Fund's performance was lower due to maintaining a lower relative weighting (9% versus 18% for the Index). GOOGLE, MICROSOFT, and TEXAS INSTRUMENTS were among the most notable contributors to performance while TYCO ELECTRONICS was among the most notable detractors. The Fund no longer owns Tyco Electronics.

The Fund held approximately 15% of its assets in foreign companies (including American Depositary Receipts) at Dec. 31, 2009. As a whole, foreign companies outperformed the domestic companies held by the Fund.


SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                                                  8.8%
----------------------------------------------------------------------------
Consumer Staples                                                       12.8%
----------------------------------------------------------------------------
Energy                                                                 16.2%
----------------------------------------------------------------------------
Financials                                                             28.3%
----------------------------------------------------------------------------
Health Care                                                             9.1%
----------------------------------------------------------------------------
Industrials                                                             5.4%
----------------------------------------------------------------------------
Information Technology                                                  8.8%
----------------------------------------------------------------------------
Materials                                                               5.7%
----------------------------------------------------------------------------
Utilities                                                               0.1%
----------------------------------------------------------------------------
Other(2)                                                                4.8%
----------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
4  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource Partners VP - Fundamental Value Fund


CHANGES TO THE FUND'S PORTFOLIO
Our long-term focus usually results in low fund turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

As of Dec. 31, 2009, two companies had dropped out of the Fund's top 10 holdings from Dec. 31, 2008. Both companies are still held by the Fund, but in more limited size. Two holdings now in the top 10 as of Dec. 31, 2009 are LOEWS, which was in the top 20 as of the calendar year end 2008, and MERCK, which is a new addition to the Fund.

OUR FUTURE STRATEGY
We have built a portfolio that is quite different in composition than the Index. We perform extensive research to buy companies we believe have durable earnings at prices below our estimates of their intrinsic value, with the intention of having the Fund hold them for the long term. We are strong supporters of long-term buy-and-hold investing.

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Occidental Petroleum                                                    4.8%
----------------------------------------------------------------------------
Berkshire Hathaway Cl B                                                 4.6%
----------------------------------------------------------------------------
Costco Wholesale                                                        4.6%
----------------------------------------------------------------------------
Wells Fargo & Co                                                        4.4%
----------------------------------------------------------------------------
American Express                                                        4.2%
----------------------------------------------------------------------------
EOG Resources                                                           3.7%
----------------------------------------------------------------------------
Devon Energy                                                            3.4%
----------------------------------------------------------------------------
Loews                                                                   2.7%
----------------------------------------------------------------------------
Merck & Co                                                              2.6%
----------------------------------------------------------------------------
JPMorgan Chase & Co                                                     2.6%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Davis Selected Advisers, L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  5

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource Partners VP - Fundamental Value Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource Partners VP -- Fundamental Value Fund (from 5/1/06 to 12/31/09) as compared to the performance of the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS VP -- FUNDAMENTAL VALUE FUND LINE GRAPH)


                            RIVERSOURCE PARTNERS
                                    VP -                        LIPPER LARGE-CAP
                              FUNDAMENTAL VALUE      S&P 500       CORE FUNDS
                                    FUND            INDEX(1)        INDEX(2)
                            --------------------    --------    ----------------
5/1/06                             $10,000           $10,000         $10,000
6/06                                 9,976             9,725           9,705
9/06                                10,171            10,276          10,121
12/06                               10,924            10,964          10,771
3/07                                10,907            11,034          10,864
6/07                                11,609            11,727          11,560
9/07                                11,550            11,965          11,775
12/07                               11,344            11,567          11,485
3/08                                10,399            10,474          10,395
6/08                                10,122            10,189          10,245
9/08                                 9,178             9,336           9,284
12/08                                6,968             7,287           7,227
3/09                                 6,093             6,485           6,531
6/09                                 7,341             7,518           7,613
9/09                                 8,615             8,691           8,776
12/09                                9,152             9,216           9,260




(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
6  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource Partners VP - Select Value Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners VP - Select Value Fund (the Fund) advanced 36.47% for the
  12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell Midcap Value Index, which increased 34.21% during the same period.

> The Fund underperformed its peer group, as represented by the Lipper Mid-Cap
  Value Funds Index, which rose 39.74% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                           SINCE
                                                                                         INCEPTION
                                                               1 YEAR  3 YEARS  5 YEARS    2/4/04
--------------------------------------------------------------------------------------------------
RiverSource Partners VP -- Select Value Fund                  +36.47%   -2.84%   +1.32%    +3.29%
--------------------------------------------------------------------------------------------------
Russell Midcap(R) Value Index (unmanaged)                     +34.21%   -6.62%   +1.98%    +5.12%
--------------------------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Index                              +39.74%   -4.43%   +1.89%    +4.39%
--------------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
   X                      MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Investments in small- and mid-capitalization companies often involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners VP - Select Value Fund

RiverSource Partners VP - Select Value Fund is managed by two independent money management firms and each invests a portion of the portfolio's assets. As of Dec. 31, 2009, Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE) managed 46% and 54% of the portfolio, respectively.

On Feb. 22, 2010 Goldman Sachs Asset Management, L.P. will replace both Systematic and WEDGE as subadviser to the Fund.

RiverSource Partners VP - Select Value Fund shares gained 36.47% for the annual period ended Dec. 31, 2009, outperforming the Fund's benchmark, the Russell Midcap(R) Value Index (Russell Index), which gained 34.21% for the period. The Fund underperformed its peer group, represented by the Lipper Mid-Cap Value Funds Index, which increased 39.74% for the period.

SIGNIFICANT PERFORMANCE FACTORS
SYSTEMATIC: Stock selection was the primary driver for solid relative performance in our portion of the Fund's portfolio despite a number of stylistic headwinds to our strategy. The pronounced market selloff early in 2009 primed the market for a low-quality, contrarian rally from early March well into the summer months. In that interim period, the stocks that saw the best returns were those that just months earlier were bankruptcy candidates. With liquidity and solvency risk declining as the financial markets re-opened again, these issues led the strong 2009 rally and put strategies like ours at a disadvantage. Our discipline is based on quality business models, strong balance sheets, and favorable earnings dynamics. It was not until the latter months of the year when many of the fundamental metrics we use as part of our quantitative process began to show efficacy again.

Fortunately, very good stock selection in the materials and financials sectors more than offset these challenges. Materials saw strong commodity price increases as China's stimulus plan bore fruit and the global economy as a whole seemed to reach a bottom. We were able to rotate our portfolio into those stocks whose corporate business models best capitalized on the commodity market strength. Meanwhile, the financials sector was one area where our focus on quality was a positive factor, particularly in the bank and thrift industries. Many companies in the group saw massive equity dilution as companies came to market in an effort to stabilize their balance sheets, hurting their normalized earnings power. We were successfully able to avoid much of this carnage.

WEDGE: Over the course of 2009, both sector weightings and stock selection added value to our portion of the Fund's portfolio, with the majority of our outperformance due to stock selection in the financials and industrial services

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                                                    10.9%
------------------------------------------------------------------------------
Consumer Staples                                                           5.5%
------------------------------------------------------------------------------
Energy                                                                     6.3%
------------------------------------------------------------------------------
Financials                                                                25.0%
------------------------------------------------------------------------------
Health Care                                                                5.7%
------------------------------------------------------------------------------
Industrials                                                               15.7%
------------------------------------------------------------------------------
Information Technology                                                    10.5%
------------------------------------------------------------------------------
Materials                                                                  6.6%
------------------------------------------------------------------------------
Telecommunication Services                                                 1.4%
------------------------------------------------------------------------------
Utilities                                                                 10.1%
------------------------------------------------------------------------------
Other(2)                                                                   2.3%
------------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
8  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource Partners VP - Select Value Fund



sectors. From a broader perspective, our overweighting in higher quality companies detracted from relative performance for the year, as investors generally favored higher beta, lower quality alternatives, as they typically do in anticipation of economic recovery. On the other hand, our overweighting in smaller capitalization companies was a positive contributor.

It appears that we are now in the midst of a broad-based, but modest economic recovery, and one that has, in our view, predominantly been priced into the market. While we continue to be faced with considerable macro-economic and geo-political uncertainty, we firmly believe the next few years will offer a unique opportunity for active management to broadly add value versus benchmark indices. As previously mentioned, we have just experienced a market environment led by a focus on higher beta, leveraged, low quality companies, typical of the "early expansion" phase of a market cycle. Generally, as the expansion matures, market participants rotate to higher quality companies, with strong free cash flow and attractive valuations. We believe this environment, marked by greater differentiation between winners and losers, will benefit active management in general, and particularly plays into our strengths and approach to the market.

CHANGES TO THE FUND'S PORTFOLIO
SYSTEMATIC: Over the course of 2009, we increased the Fund's exposure to more cyclical stocks as the economy stabilized and company results began to improve. Many industries have benefited for some time from a sustained inventory replenishment cycle. We have positioned our portfolios to benefit from that trend. This has been done without departing from our discipline of buying companies upon confirmation of performance improvement, not in anticipation thereof. We intend to continue to follow that strategy going forward.

WEDGE: With the developments and volatility in the financials sector, we have been fairly active, taking steps to improve the quality of the Fund's holdings in response to continued economic stress and uncertainty. We added to our position in ALLSTATE (a leading, financially strong, property and casualty insurer with excess capital and a historically stable book of business), HCC INSURANCE HOLDINGS (a conservative, attractively priced, high quality property and casualty insurer/reinsurer), and the BANK OF HAWAII (characterized by continued high credit quality and relative profitability). We also purchased ARCH CAPITAL GROUP, a Bermuda-based insurer and reinsurer, with property and casualty operations, offering that we believed to be an attractive valuation for a company with favorable reserves and one that should benefit from a weak competitive environment. During this period, we sold COMERICA and AIMCO (a real estate investment trust), as they no longer met the requirements of our quantitative screens. We also reduced our position in UNITED RENTALS, despite a very attractive valuation and the absence of near-term debt maturities, due to continued weakness in the commercial construction market.

In the capital goods sector, we added TRANSDIGM, which we believe is a high quality aerospace parts supplier, with a compelling business model, high returns on capital and an attractive valuation. We also increased our segment's

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Simon Property Group                                                    3.2%
----------------------------------------------------------------------------
Noble                                                                   2.5%
----------------------------------------------------------------------------
RR Donnelley & Sons                                                     2.3%
----------------------------------------------------------------------------
Duke Realty                                                             2.3%
----------------------------------------------------------------------------
Computer Sciences                                                       2.3%
----------------------------------------------------------------------------
Sonoco Products                                                         2.2%
----------------------------------------------------------------------------
CIGNA                                                                   2.1%
----------------------------------------------------------------------------
Allstate                                                                2.1%
----------------------------------------------------------------------------
Lincoln Natl                                                            2.0%
----------------------------------------------------------------------------
Sara Lee                                                                1.9%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                   RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource Partners VP - Select Value Fund



allocation to DOVER CORPORATION (a high quality, diversified industrial company with considerable free cash flow yield that we believe is well positioned to take advantage of potential acquisition opportunities, buy back shares and raise its dividend). On the other hand, we sold EATON, as it no longer met our valuation parameters.

Among other material decisions were the addition of CARLISLE COMPANIES (a diversified manufacturer of products used across a broad range of industries, where we expect margin improvement and international sales growth to drive earnings higher), and the sale of FLEXTRONICS, INTERNATIONAL FOODS AND FLAVORS, and SCANA, due primarily to deteriorating valuation rankings, as well as IMS HEALTH to capture gains associated with its pending acquisition.

Systematic Financial Management, L.P.

Wedge Capital Management, L.L.P.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource Partners VP - Select Value Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource Partners VP -- Select Value Fund (from 2/4/04 to 12/31/09) as compared to the performance of the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS VP -- SELECT VALUE FUND LINE GRAPH)


                            RIVERSOURCE PARTNERS
                                    VP -            RUSSELL MIDCAP(R)    LIPPER MID-CAP
                                SELECT VALUE               VALUE           VALUE FUNDS
                                    FUND                 INDEX(1)           INDEX(2)
                            --------------------    -----------------    --------------
2/4/04                             $10,000               $10,000             $10,000
3/04                                10,107                10,371              10,367
6/04                                10,212                10,550              10,595
9/04                                10,220                10,734              10,495
12/04                               11,340                12,178              11,736
3/05                                11,142                12,273              11,710
6/05                                11,354                12,850              12,012
9/05                                11,556                13,538              12,523
12/05                               11,396                13,719              12,763
3/06                                12,220                14,764              13,628
6/06                                12,217                14,682              13,326
9/06                                12,478                15,200              13,674
12/06                               13,199                16,492              14,761
3/07                                13,969                17,293              15,439
6/07                                14,677                17,925              16,435
9/07                                14,673                17,289              15,958
12/07                               13,996                16,258              15,295
3/08                                12,605                14,852              13,907
6/08                                12,958                14,862              14,129
9/08                                11,970                13,744              12,385
12/08                                8,863                10,007               9,221
3/09                                 7,937                 8,539               8,342
6/09                                 9,451                10,327              10,125
9/09                                11,290                12,766              12,203
12/09                               12,110                13,431              12,886




(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  11

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource Partners VP - Small Cap Value Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners VP - Small Cap Value Fund (the Fund) advanced 36.55% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell 2000(R) Value Index, which rose 20.58% during the same period.

> The Fund also outperformed its peer group, as represented by the Lipper Small-
  Cap Value Funds Index, which increased 33.00% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                           SINCE
                                                                                         INCEPTION
                                                               1 YEAR  3 YEARS  5 YEARS   8/14/01
--------------------------------------------------------------------------------------------------
RiverSource Partners VP -- Small Cap Value Fund               +36.55%   -3.86%   +2.48%    +6.97%
--------------------------------------------------------------------------------------------------
Russell 2000(R) Value Index (unmanaged)                       +20.58%   -8.22%   -0.01%    +5.93%
--------------------------------------------------------------------------------------------------
Lipper Small-Cap Value Funds Index                            +33.00%   -5.17%   +1.42%    +6.86%
--------------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
   X                      SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
12  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners VP - Small Cap Value Fund

RiverSource Partners VP - Small Cap Value Fund's portfolio is managed by five independent money management firms. As of Dec. 31, 2009, River Road Asset Management, LLC (River Road) managed approximately 20%; Donald Smith & Co., Inc. (Donald Smith) managed approximately 22%; Denver Investment Advisors LLC (Denver) managed approximately 18%; Turner Investment Partners, Inc. (Turner) managed approximately 18% and Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 22% of the Fund's assets.

RiverSource Partners VP - Small Cap Value Fund (the Fund) gained 36.55% for the annual period ended Dec. 31, 2009, outperforming its benchmark, the Russell 2000(R) Value Index (Russell Index), which rose 20.58%. The Fund also outperformed its peer group, as represented by the Lipper Small-Cap Value Funds Index (Lipper Index), which increased 33.00% for the period.

SIGNIFICANT PERFORMANCE FACTORS
RIVER ROAD: The sectors with the highest contribution to relative return in 2009 were financials, consumer staples and energy. Relative performance for our portion of the Fund's portfolio in the financials sector was the result of both strong stock selection and, more importantly, a significant underweight in the sector relative to the benchmark.

Many of our top contributing holdings during 2009 were in the consumer staples sector, including Midwestern convenience store operator CASEY'S GENERAL STORES and Chinese infant formula producer AMERICAN DAIRY. The top contributing holdings in the energy sector include ENCORE ACQUISITION and EVOLUTION PETROLEUM CORP.

The greatest challenges we faced during 2009 were strong performances from the information technology and materials sectors. Negative contribution to our portion of the Fund's portfolio within the information technology sector was the result of an underweight allocation and, to a lesser extent, stock selection. With regard to materials, the negative contribution was the result of a lack of investments directly leveraged to the boom in commodity prices.

DONALD SMITH: Low price-to-tangible book value stocks rebounded strongly after two years of poor performance. This universe usually begins to outperform in anticipation of renewed economic growth. Companies that would benefit from a stronger economy were generally the strongest performers. DANA HOLDING, an auto parts supplier, was by far the best performer in our portion of the Fund's portfolio, with a 1,365% rise. Other top performers included AXCELIS, CELESTICA, 3COM, COOPER TIRE, DILLARD'S, DOMTAR, INTEGRATED SILICON, LOUISIANA PACIFIC, MICRON, ROYAL CARIBBEAN, STONE ENERGY and STILLWATER MINING. There were few significant losers during the year.


SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                                                 19.1%
----------------------------------------------------------------------------
Consumer Staples                                                        4.5%
----------------------------------------------------------------------------
Energy                                                                  4.7%
----------------------------------------------------------------------------
Financials                                                             16.7%
----------------------------------------------------------------------------
Health Care                                                             3.8%
----------------------------------------------------------------------------
Industrials                                                            14.8%
----------------------------------------------------------------------------
Information Technology                                                 14.1%
----------------------------------------------------------------------------
Materials                                                               5.4%
----------------------------------------------------------------------------
Telecommunication Services                                              0.2%
----------------------------------------------------------------------------
Utilities                                                               6.6%
----------------------------------------------------------------------------
Other(2)                                                               10.1%
----------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  13

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource Partners VP - Small Cap Value Fund

DENVER: The interest-rate sensitive, consumer staples and energy sectors provided the greatest contribution to return in our portion of the Fund's portfolio in 2009. ASSURED GUARANTY became the last remaining highly rated financial guarantor in 2009, having completed an attractive merger with its primary competitor early in the second quarter. Within consumer staples, the standout contributor was TUPPERWARE, a direct seller of food storage, beauty, and personal care products. Third quarter results proved to be much greater than the market had expected, driven by both strong sales results and margin improvement. ENERGY SOLUTIONS benefited from stimulus-related decommissioning projects and nuclear waste disposal during the year. We feel that the development of the global nuclear infrastructure will provide many opportunities for Energy Solutions to grow cash flows above current market-implied expectations.

The biggest detractors in terms of contribution to performance were consumer cyclicals, information technology and commercial services. Within consumer cyclicals, the worst-performing stock was FRED'S, a seller of general merchandise through retail discount stores. TECHNITROL was our most disappointing holding within information technology. We sold the stock after the company cut its dividend, and our analysis led us to conclude that there was a reasonable chance the firm would violate its debt covenants if the downturn persisted. In the commercial services space, performance was compromised by our position in BRINKS. The company reported weaker-than-expected results in the third quarter of 2009, driven mostly by a negative change in its tax rate. Operationally, it has done a good job reducing costs in the face of end-market weakness and we believe is better-positioned to capture outsized, higher-margin business as its customers' financial health improves.

TURNER: The year was marked by high volatility and a sharp reversal in the market that occurred on March 9. As we see it, the year can be separated into three distinct periods. During the first period, from January 1 until the market low on March 6, investors were risk averse and our quantitative model added significant value as we favored lower-beta stocks with high quality characteristics. During the second period from March 9 through the middle of May, the market rallied significantly from its lows and rewarded, generally speaking, many of the most fundamentally unsound companies in the Russell Index (companies with the smallest market capitalization, lowest stock prices, and worst fundamentals). This backdrop created a headwind for our approach and we underperformed during this period as our model focused on investing in high quality companies with attractive valuation and strong fundamentals and avoided many of the smallest market capitalization and lowest-priced stocks. During the third period, from the middle of May until December 31, the lower quality rally broadened out with the exception of higher market capitalization stocks outperforming. During this period, our stock selection model was predictive and higher ranking stocks outperformed.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Royal Caribbean Cruises                                                 1.6%
----------------------------------------------------------------------------
Celestica                                                               1.4%
----------------------------------------------------------------------------
Valassis Communications                                                 1.2%
----------------------------------------------------------------------------
Vishay Intertechnology                                                  1.2%
----------------------------------------------------------------------------
Casey's General Stores                                                  1.1%
----------------------------------------------------------------------------
Oshkosh                                                                 1.0%
----------------------------------------------------------------------------
Plexus                                                                  1.0%
----------------------------------------------------------------------------
Korn/Ferry Intl                                                         1.0%
----------------------------------------------------------------------------
Whirlpool                                                               1.0%
----------------------------------------------------------------------------
Men's Wearhouse                                                         1.0%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
14  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource Partners VP - Small Cap Value Fund

From a sector perspective, the largest contributors to relative performance during the year were the energy and utilities sectors. Conversely, the largest detractors were the financials and health care sectors.

BARROW HANLEY: Stock selection within the consumer discretionary and industrials sectors was primarily responsible for the outperformance of our portion of the Fund's portfolio versus the Russell Index. Within the consumer discretionary sector, contributors to performance included VALASSIS COMMUNICATIONS, AMERISTAR CASINOS, VISHAY INTERTECHNOLOGY, MEN'S WEARHOUSE and GENTEX. Contributors to performance within the industrials sector included the largest overall contributor to our portion of the Fund's portfolio, OSKOSH, as well as FLOWSERVE and REGAL-BELOIT.

Our relative underweighting of selections in the financials sector, the only negatively performing sector in the Russell Index during the year, also aided relative performance, as did our overweighting of the information technology sector.

Our underweighting in the materials sector detracted from relative performance.

CHANGES TO THE FUND'S PORTFOLIO
RIVER ROAD: Much of our work during 2009 was directed at achieving the correct balance of risk in our portion of the Fund's portfolio. We also actively positioned our portion of the portfolio away from trends that we viewed as more market-based. These trends were both sector-based and, more recently, risk-based. Going forward, we believe the trend will be toward value and quality. These have historically been trends that favor bottom-up stock picking. We also targeted the most compelling opportunities among cyclical stocks, while trying to avoid highly-cyclical and highly-leveraged companies. Unfortunately, the latter were the precise companies that led the second half recovery in small cap stocks.

DONALD SMITH: We eliminated a number of stocks from the portfolio, most of them after significant appreciation. Stocks eliminated were: FLEXTRONICS, HEAD, HUTCHINSON TECHNOLOGY, IPC HOLDINGS (acquired by Validus), PUGET ENERGY (acquired), SPANSION, SUPERIOR INDUSTRIES, TECH DATA, DOMTAR and VISTEON. The new names added were JETBLUE AIRWAYS, PINNACLE WEST, PLATINUM UNDERWRITERS, ROYAL CARIBBEAN and VALIDUS (acquired IPC Holdings). The new names were purchased at discounts to tangible book value.

DENVER: Over the course of 2009, there were no major shifts in sector allocation as a result of our bottom-up stock selection process. The most significant changes were increased weightings in basic materials and REITs relative to the Russell 2000 Value Index. In the case of basic materials, we shifted from being underweight at the end of 2008 to somewhat overweight at the end of the year. The increased allocation to REITs relative to the Russell Index reduced the underweight in this sector. There were two similar magnitude decreases in our sector weightings. In the case of consumer cyclical and technology stocks, our relative overweight was reduced during the year.

In our view, there is little question that the economy is moving out of the recession. We believe that the economic cycle will unfold favorably, and this will translate into a positive environment for stocks. The past year was defined by the low-quality, low-share price rally that began on March 9. These "junk" rallies have historically lasted months and not years. We believe 2010 will be a year where company fundamentals will be much more relevant than last year, and we believe this favors our disciplined, research-driven investment process.

TURNER: Our investment strategy is to remain sector neutral to the Russell Index. However, since the beginning of the year, we have increased our exposure in the energy sector while we reduced our exposure in the financial services sector.

BARROW HANLEY: During the last twelve months, the following stocks were eliminated: ADVANCED MEDICAL OPTICS, AVOCENT, CULLEN FROST BANKERS, FAMILY DOLLAR STORES, KAYDON, LEAR, LEGG MASON, PARALLEL PETROLEUM and STEWART INFORMATION SERVICES.

New to the portfolio were AVOCENT, CKE RESTAURANTS, COGNEX, COMFORT SYSTEMS, FARO TECHNOLOGIES, GIBRALTAR INDUSTRIES, LEGG MASON, NBTY, WHIRLPOOL and WILEY JOHNS & SONS.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  15

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource Partners VP - Small Cap Value Fund

OUR FUTURE STRATEGY:
RIVER ROAD: We believe the market is transitioning from the early "low quality, high beta, and high return" stage of the recovery to one distinguished by "higher quality, lower volatility, and lower returns." We think this portends a focus on fundamentals in the year ahead and favorable performance for higher quality companies trading at attractive discounts to their respective cash flows. As these factors imply, this stage of the cycle has also historically been favorable for our style of investing.

Another trend favorable for our style of investing is an increase in merger and acquisition activity, which began to emerge in the fourth quarter of 2009. Corporate balance sheets are flush with cash and, in a modest economic recovery, we believe companies will be focused on acquisitions in order to achieve growth objectives. Firms with healthy balance sheets, solid growth prospects, and strong cash flows are our primary focus and they make especially attractive acquisition candidates.

For 2010, our focus will remain squarely on high quality companies that we believe are well-positioned for a period of modest economic growth. We like dividend-payers in this environment, as well as companies that are showing clear operating momentum. With the great deal of uncertainty still surrounding financial markets, we expect that we will also continue to carefully balance our sector positions (particularly our exposure to the Banking industry) and address losing positions quickly. Despite these many challenges, however, we believe it will be an exciting and prosperous new year for investors.

DONALD SMITH: Several studies, including those by Fama-French and Compustat, indicate that as a group, stocks within the lowest decile of price-to-tangible book have outperformed each of the other nine deciles over the long term. Our investment process leads us to invest in these stocks, focusing on asset rich companies with high quality balance sheets. Based on these criteria, we are finding compelling stocks in the utilities, technology and insurance industries. The portfolio's price-to-tangible book value is, at year end, 89%, a favorable comparison to the Russell index, with a price-to-tangible book of 291%.

DENVER: We strongly believe that the economy is moving out of the recession that will in hindsight have (at least statistically) ended in the second half of 2009. We believe the economic cycle will unfold favorably, and this will translate into a positive environment for stocks. Both housing and auto sales seem to be stabilizing after a horrendous free-fall in 2008-2009. Manufacturing activity also appears to have reached its inflection point and now shows signs of expansion. While the jobless situation is somber, jobless claims appear to have peaked late in 2009. It is our belief that there are many things in place, including monetary and fiscal stimulus programs, which will accelerate economic growth in 2010. The past year was defined by the low-quality, low share-price rally that began on March 9. These "junk" rallies have historically lasted months and not years. We believe 2010 will be a year where company fundamentals will be much more relevant than last year, and this certainly favors our disciplined, research-driven investment process.

TURNER: In managing our portion of the Fund, we believe that consistent outperformance relative to the Russell Index may be best achieved by identifying the characteristics that drive future price outperformance, and by investing in the companies that exhibit these predictive characteristics. Using our sophisticated quantitative model, we continue to emphasize balance sheet strength, attractive valuations, and positive profitability measures.

BARROW HANLEY: The construction of our portion of the portfolio is focused on individual stock values more or less independent of sector or industry conditions; therefore, short-term market challenges generally do not come into play in our individual stock selection. Our mandate simply looks for holdings where the value of the underlying business is significantly greater than the market price of the security.

Regardless of the economic or stock market outlook, we manage the portfolio the same way -- stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences. Usually these company-specific opportunities come our way because we are willing to look through temporary difficulties and toward the long-term value of businesses.


--------------------------------------------------------------------------------
16  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource Partners VP - Small Cap Value Fund

The current portfolio is heavily weighted by what we view as beneficiaries of the expanding economy. We expect continued economic improvement and, for the individual companies, further progress toward the attainment of improved fundamentals and of market values which reflect their prospects. On the margin, however, we think that new selections will generally be even more influenced by company-specific factors and progressively less by the general level of economic activity.

River Road Asset Management, LLC

Denver Investment Advisors LLC


Donald Smith & Co., Inc

Turner Investment Partners, Inc.

Barrow, Hanley, Mewhinney & Strauss, Inc.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  17

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource Partners VP - Small Cap Value Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource Partners VP -- Small Cap Value Fund (from 8/14/01 to 12/31/09) as compared to the performance of the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS VP -- SMALL CAP VALUE FUND LINE GRAPH)


                                    RIVERSOURCE PARTNERS
                                            VP -            RUSSELL 2000(R)    LIPPER SMALL-CAP
                                          SMALL CAP               VALUE           VALUE FUNDS
                                         VALUE FUND             INDEX(1)           INDEX(2)
                                    --------------------    ---------------    ----------------
8/14/01                                    $10,000              $10,000             $10,000
9/01                                         8,769                8,786               8,670
12/01                                       10,704               10,255              10,278
3/02                                        11,676               11,237              11,099
6/02                                        11,064               10,999              10,646
9/02                                         8,715                8,657               8,641
12/02                                        9,406                9,083               9,127
3/03                                         8,808                8,622               8,601
6/03                                        10,461               10,581              10,563
9/03                                        11,381               11,398              11,562
12/03                                       12,967               13,264              13,466
3/04                                        13,719               14,182              14,268
6/04                                        13,900               14,302              14,503
9/04                                        13,974               14,323              14,418
12/04                                       15,561               16,215              16,247
3/05                                        15,225               15,570              15,964
6/05                                        15,456               16,360              16,463
9/05                                        16,065               16,866              17,227
12/05                                       16,459               16,978              17,458
3/06                                        18,339               19,271              19,475
6/06                                        18,097               18,750              18,813
9/06                                        18,097               19,229              18,902
12/06                                       19,794               20,964              20,448
3/07                                        20,465               21,271              21,098
6/07                                        21,130               21,760              22,207
9/07                                        20,171               20,399              20,927
12/07                                       18,821               18,915              19,514
3/08                                        17,818               17,680              18,248
6/08                                        17,651               17,053              17,903
9/08                                        16,834               17,899              17,505
12/08                                       12,879               13,444              13,110
3/09                                        11,385               10,804              11,300
6/09                                        13,738               12,748              13,719
9/09                                        16,819               15,642              16,731
12/09                                       17,588               16,210              17,437




(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
18  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - Balanced Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Balanced Fund (the Fund) gained 24.23% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmarks, as represented by the Russell 1000(R)
  Value Index (Russell Index), which advanced 19.69%, and the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index) which gained 5.93% during the same period.

> The Fund also outperformed its peer group, as represented by the Lipper
  Balanced Funds Index, which advanced 23.35%.

> The Fund outperformed its Blended Index, comprised 60% of the Russell Index and 40% of the Barclays Capital Index, which rose 14.81% during the fiscal year.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------
RiverSource VP -- Balanced Fund                               +24.23%   -3.96%   +1.04%   +0.54%
-------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index (unmanaged)                       +19.69%   -8.96%   -0.25%   +2.47%
-------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)         +5.93%   +6.04%   +4.97%   +6.33%
-------------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                     +14.81%   -2.71%   +2.16%   +4.35%
-------------------------------------------------------------------------------------------------
Lipper Balanced Funds Index                                   +23.35%   -1.01%   +2.63%   +2.79%
-------------------------------------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



        DURATION
SHORT    INT.     LONG
           X        X     HIGH
           X        X     MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  19

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Balanced Fund

RiverSource VP - Balanced Fund (the Fund) gained 24.23% for the 12 months ended Dec. 31, 2009. The Russell 1000(R) Value Index (Russell Index) advanced 19.69%, while the Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index) gained 5.93% during the same period. The Fund outperformed its peer group, as represented by the Lipper Balanced Funds Index, which advanced 23.35%. The Fund also outperformed its Blended Index, comprised 60% of the Russell Index and 40% of the Barclays Capital Index, which rose 14.81% during the fiscal year. Similarly, the Fund's portfolio was approximately 60% equities and 40% fixed income securities, an allocation that was relatively unchanged during the period.


ASSET ALLOCATION AND SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------


STOCKS                                                                 60.5%
----------------------------------------------------------------------------
Consumer Discretionary                                                  3.8%
----------------------------------------------------------------------------
Consumer Staples                                                        4.4%
----------------------------------------------------------------------------
Energy                                                                 10.5%
----------------------------------------------------------------------------
Financials                                                             10.1%
----------------------------------------------------------------------------
Health Care                                                             6.1%
----------------------------------------------------------------------------
Industrials                                                             7.8%
----------------------------------------------------------------------------
Information Technology                                                  9.0%
----------------------------------------------------------------------------
Materials                                                               5.2%
----------------------------------------------------------------------------
Telecommunication Services                                              2.2%
----------------------------------------------------------------------------
Utilities                                                               1.4%
----------------------------------------------------------------------------

BONDS                                                                  34.0%
----------------------------------------------------------------------------
Asset-Backed                                                            2.3%
----------------------------------------------------------------------------
Commercial Mortgage-Backed                                              2.3%
----------------------------------------------------------------------------
Consumer Discretionary                                                  0.9%
----------------------------------------------------------------------------
Consumer Staples                                                        0.9%
----------------------------------------------------------------------------
Energy                                                                  0.9%
----------------------------------------------------------------------------
Financials                                                              0.4%
----------------------------------------------------------------------------
Foreign Government                                                      0.7%
----------------------------------------------------------------------------
Health Care                                                             0.2%
----------------------------------------------------------------------------
Industrials                                                             0.3%
----------------------------------------------------------------------------
Materials                                                               0.5%
----------------------------------------------------------------------------
Residential Mortgage-Backed                                            12.1%
----------------------------------------------------------------------------
Telecommunication                                                       2.3%
----------------------------------------------------------------------------
U.S. Government Obligations & Agencies                                  6.6%
----------------------------------------------------------------------------
Utilities                                                               3.6%
----------------------------------------------------------------------------

FDIC-INSURED DEBT(2)                                                    0.1%
----------------------------------------------------------------------------

SENIOR LOANS                                                            0.1%
----------------------------------------------------------------------------
Telecommunication                                                       0.1%
----------------------------------------------------------------------------

OTHER(3)                                                                5.3%
----------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Debt guaranteed under the FDIC's Temporary Liquidity Guarantee Program
    (TLGP).

(3) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
20  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund

SIGNIFICANT PERFORMANCE FACTORS -- EQUITY SEGMENT
The performance of the U.S. equity markets can be divided into two distinct periods during the 12 months ended Dec. 31, 2009. Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Then, economic news became less bad and "green shoots" began to appear in early March. Investor sentiment improved, and the equity market subsequently enjoyed an astonishing rally. In all, most U.S. equity market indices ended 2009 with their best gains since 2003, though still significantly down from their 2007 peak. While there was a notable rotation among sector performance since March, broadly speaking, economically-sensitive cyclical sectors within the Russell Index performed best for the annual period as a whole, including materials, consumer discretionary and industrials. The more defensive segments of the equity market, such as telecommunication services, integrated oils, consumer staples, and electric utilities lagged. After experiencing much headline-making volatility throughout the year, the financials sector lagged the Russell Index, though only modestly.

The equity segment of the Fund's portfolio outperformed the Russell Index due to effective sector allocation and stock selection. The Fund's relative results benefited most from effective stock selection within the energy sector. Within the integrated oils industry, sizable positions in BP and PETROBRAS, which performed strongly, and having only a modest exposure to EXXON MOBIL, which was weaker, added to the Fund's results. The Fund also prudently had an emphasis on the oil services industry over energy producers. Positions in offshore drilling contractor TRANSOCEAN and oilfield services provider WEATHERFORD INTERNATIONAL particularly helped. A significant allocation to information technology, the second best-performing sector within the Russell Index during the annual period, also contributed positively to the Fund's results. Stock selection within the information technology sector further boosted results, with an emphasis on large-cap value names, such as HEWLETT-PACKARD and INTEL, helping most.

Stock selection within the industrials sector helped the Fund's results during the annual period. Specifically, holding sizable positions in machinery company CATERPILLAR and diversified manufacturer ILLINOIS TOOL WORKS benefited the Fund. Elsewhere, a significant holding in the consumer discretionary sector's LORILLARD proved advantageous, as this tobacco company's stock advanced strongly. Finally, having only a modest exposure to the utilities sector in general and to the electric utilities industry in particular benefitted the Fund's relative results, as this segment of the Russell Index lagged during the annual period.

Conversely, having only a modest allocation to consumer discretionary, which was one of the best performing sectors in the Russell Index during the annual period, detracted. The consumer discretionary sector was stronger than we anticipated, as many companies' earnings surprised on the upside due primarily to the fact that they cut costs more effectively than expected. The Fund's results were also hurt by stock selection within the financials

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Hewlett-Packard                                                         2.5%
----------------------------------------------------------------------------
Lorillard                                                               2.2%
----------------------------------------------------------------------------
Bank of America                                                         1.9%
----------------------------------------------------------------------------
XL Capital Cl A                                                         1.8%
----------------------------------------------------------------------------
Chevron                                                                 1.8%
----------------------------------------------------------------------------
Intel                                                                   1.6%
----------------------------------------------------------------------------
Wal-Mart Stores                                                         1.6%
----------------------------------------------------------------------------
Transocean                                                              1.4%
----------------------------------------------------------------------------
ConocoPhillips                                                          1.4%
----------------------------------------------------------------------------
EI du Pont de Nemours & Co                                              1.3%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  21

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Balanced Fund


sector. The Fund prudently had only a modest allocation to the lagging sector, but a position in CIT GROUP, which filed for bankruptcy during the annual period, and less-than-Russell Index positions in JPMORGAN CHASE and other capital markets companies that performed well during the year, detracted. Within the insurance industry of the sector, a sizable holding in XL CAPITAL helped, but the benefit was offset by the detracting effect of the Fund's position in ACE.

SIGNIFICANT PERFORMANCE FACTORS -- FIXED INCOME SEGMENT
Lower quality fixed income sectors outperformed higher quality fixed income sectors during the annual period, as investors poured back in to risk assets. Indeed, 2009 was a year of significant performance dispersion. The U.S. Treasury market posted negative total returns, with the Barclays U.S. Treasury Index down 3.57% for the year, the worst performance for the sector since the index was created in 1973. It can be said that Treasury rates, while increasing, moved in a direction that was consistent with economic data, equity and credit markets. Two-year Treasury yields rose 0.37%, five-year Treasury yields rose 1.13%, 10-year Treasury yields were up 1.62%, and 30-year Treasury yields increased 1.97% to end the year at 4.65%. The yield curve, then, steepened, as short-term rates appeared anchored by the low federal funds target rate and language from the Federal Reserve (the Fed) that suggests its overnight lending rate target will remain low for an extended period of time. Long-term rates experienced a more pronounced move higher, as investors showed some concern about the anticipated significant Treasury security supply in 2010 (required to help fund the plethora of government stimulus programs) being heavily weighted to the long-term end of the market. In addition, as economic data showed signs of improvement, fixed income investors may have begun to price in an eventual shift in monetary policy, i.e. interest rate hikes by the Fed.

Non-Treasury segments performed quite well in comparison. Investors embraced the more credit sensitive fixed income areas in 2009 as fear and panic subsided, giving way to optimism for the economic recovery developing and encouraged by higher equity markets globally. For the year, lower quality high yield corporate bonds and emerging markets debt performed best. Within the investment grade areas of the fixed income market, commercial mortgage-backed securities performed best, followed closely by asset-backed securities and investment grade corporate bonds. Mortgage-backed securities performed in line with the Barclays Capital Index, and though government agency securities generated positive returns, they lagged the other non-Treasury areas.

Throughout, the Fed maintained the targeted federal funds rate in the 0% to 0.25% range, continuing to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends and stable inflation expectations were likely to warrant exceptionally low levels of the federal funds rate for an extended period. According to the Fed, "household spending...remains constrained by a weak labor market, modest income growth, lower housing wealth, and tight credit." In its mid-December statement, the Fed also announced that most of its special liquidity facilities would expire on Feb. 1, 2010.

Sector allocation within the fixed income portion of the Fund was a key driver of its outperformance of the Barclays Capital Index during the annual period, as the non-Treasury sectors rallied. Significant allocations to investment grade corporate bonds and mortgage-backed securities and an exposure to high yield corporate bonds particularly helped. Security selection overall was also a strong contributor to the Fund's results, especially within mortgage-backed securities and investment grade corporate bonds.

There were no major detractors from this portion of the Fund's results during the year. It could be said that monetizing some of the gains the Fund had garnered from non-Treasury sector investments, or taking profits in an effort to be prudent for our shareholders, beginning late in the second quarter, may have proved premature, as these areas continued to rally through year end.

The fixed income portion of the Fund began the year with a shorter duration (a measure of the Fund's sensitivity to changes in interest rates) than the Barclays Capital Index, as we expected interest rates to gradually rise as markets stabilized. While this positioning detracted from the Fund's results during the first quarter, we lengthened the Fund's duration to a rather neutral stance compared to the Barclays Capital Index by the end of the second quarter and then

--------------------------------------------------------------------------------
22  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Balanced Fund


maintained that positioning through most of the year. We further extended the Fund's duration in December, anticipating lower interest rates. As interest rates continued to decline in December, this positioning hurt. For the annual period overall, however, the Fund's duration positioning had a neutral impact on its results. Similarly, yield curve positioning detracted during the first quarter when we had implemented a flattening bias. However, we subsequently removed that bias, which helped as the yield curve steepened, and so yield curve positioning within the Fund had a fairly neutral impact on its results during the annual period as a whole.

CHANGES TO THE FUND'S PORTFOLIO
On a broad scale, we materially reduced the Fund's exposure to the telecommunication services sector, either trimming or eliminating positions in holdings such as VERIZON and AT&T. We similarly reduced the Fund's allocation to the financials sector, through positions in large-cap companies including CITIGROUP, PRUDENTIAL and JPMORGAN CHASE. We correspondingly added to the Fund's exposure to the information technology, materials and consumer discretionary sectors. Within information technology, for example, we added to the Fund's positions in computer manufacturer HEWLETT-PACKARD and computer services company ACCENTURE. Within materials, we favored chemical companies, such as diversified chemicals leader E.I. DU PONT DE NEMOURS and industrial gases manufacturer AIR PRODUCTS & CHEMICALS, and metals companies, such as steel producer NUCOR. In consumer discretionary, we increased exposure to discount retailing giant WAL-MART STORES.

In the fixed income segment of the Fund, as indicated, we began the year with a shorter-than-Barclays Capital Index duration and then lengthened to a neutral-to-the-Index duration as interest rates rose. Interest rates were extremely low at the beginning of the year and spreads (the difference in yields between Treasury securities and non-Treasury securities) were very wide as the market feared a deepening of the financial crisis. We also removed the Fund's yield curve flattening bias during the first quarter of 2009.

From a broad sector perspective, we increased the Fund's allocation to non-Treasury segments of the fixed income market during the first half of the year. We subsequently sought to reduce the Fund's risk level during the second half of the year, re-deploying profits taken from the sale of non-Treasury securities into Treasury securities. The Fund's portfolio turnover rate for the annual period was 208%.*

OUR FUTURE STRATEGY
On the equity side, there were several reasons at the end of 2009 to remain optimistic regarding the likelihood for positive returns from the equity market in the new year. Early signs of economic recovery in the U.S. and globally should allow for earnings growth during 2010. Valuations in the marketplace overall are not stretched, and there may be some level of multiple expansion (increase in price/earnings ratios) as well. That said, risks remain. The economic recovery will likely experience fits and starts as the months progress. Further, interest rates may be raised, and the job market is widely expected to improve rather slowly. Also, non-economic factors may impact the market, such as the anticipated stricter regulatory environment, the effect of high U.S. debt levels, and the idiosyncrasies found in a mid-term election year. All of these factors, and those unforeseen, in combination may well result in some volatility over the months ahead, and while we do not expect continuation of the robust rally in the equity markets seen in 2009 overall, we do expect continued upside during 2010 within a more "normal" historical range.

Given this view, we remain somewhat cautious regarding the consumer-focused areas of the equity market, doubtful that the performance these sectors generated during the latter months of 2009 will be sustainable through the new year. We believe the consumer sectors remain under pressure given consumers' more conservative spending, and we therefore currently intend to maintain the Fund's modest exposure to these areas. We currently continue to favor the more economically-sensitive segments of the industrials and information technology sectors, as we believe these areas will be the beneficiaries of global - not just U.S. - economic growth. For example, within technology, we expect to maintain an emphasis on semiconductors, given this industry's appealing long-term dynamics. While capital expenditures may have declined during 2009, the demand for data on a global basis did not and thus we anticipate continued strong performance from several of these companies. Industrial-related areas of the market

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  23

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Balanced Fund


remained attractive, given the development of infrastructure anticipated under various governments' stimulus packages.

Overall, we believe there will be increased differentiation at the stock level and ongoing dissipation of high correlation of stock performance within sectors. As such, we intend to focus on individual stock selection and look for opportunities across all of the sectors to increase concentrations in select individual positions to the degree permitted by the Fund's prospectus-mandated investment criteria.

Regarding our view ahead for the fixed income markets, we expect the Fed to be on hold for the majority of 2010 as the economy continues its recovery. U.S. Gross Domestic Product is anticipated to be in the 3% to 4% range in 2010. If this scenario is realized, it would still mean, we believe, high unemployment levels at the end of the year. Therefore, we would not expect a change in monetary policy unless economic growth were to break out of that range. This may be difficult given the ongoing headwinds of persistent housing market and consumer balance sheet pressures.

Overall, then, we expect the first quarter of 2010 to largely be a continuation of what we saw during the fourth quarter of 2009, but with a trend toward slightly higher interest rates, as the U.S. Treasury ramps up its issuance of longer-maturity Treasury securities. With the expiration of the U.S. government's asset purchase programs and with anticipation for increased long-maturity Treasury supply, we expect interest rates will need to move a bit higher to underwrite the issuance. We expect higher quality non-Treasury issues to continue to find good sponsorship in the marketplace. We would expect the yield curve to maintain its steep shape until there is evidence that a change in monetary policy is near.

Going forward, we intend to maintain the fixed income portion of the Fund's emphasis on corporate bonds, preferring the transparency of non-cyclical asset rich investment grade corporate bonds in non-financial industries. Mortgage positions will likely continue to be primarily in the agency mortgage sector. We also intend to maintain the fixed income portion of the Fund's position in high yield corporate bonds, where we think valuations continue to warrant a position, specifically in BB-rated bonds. We expect to shorten slightly the fixed income portion of the Fund's duration compared to the Barclays Capital Index.



Laton Spahr, CFA(R)    Steve Schroll               Paul Stocking
Portfolio Manager      Portfolio Manager           Portfolio Manager

Tom Murphy, CFA(R)     Scott Schroepfer, CFA(R)    Todd White
Portfolio Manager      Portfolio Manager           Portfolio Manager



* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
24  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - Balanced Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- Balanced Fund (from 1/1/00 to 12/31/09) as compared to the performance of the Russell 1000(R) Value Index, the Barclays Capital U.S. Aggregate Bond Index, the Lipper Balanced Funds Index and a Blended Index consisting of a blend of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- BALANCED FUND LINE GRAPH)


                             RIVERSOURCE VP    RUSSELL 1000(R)    BARCLAYS CAPITAL
                               - BALANCED            VALUE         U.S. AGGREGATE                         LIPPER BALANCED
                                  FUND             INDEX(1)         BOND INDEX(2)     BLENDED INDEX(3)     FUNDS INDEX(4)
                             --------------    ---------------    ----------------    ----------------    ---------------
12/99                            $10,000           $10,000             $10,000             $10,000            $10,000
3/00                              10,533            10,048              10,221              10,140             10,298
6/00                              10,288             9,577              10,399               9,926             10,174
9/00                              10,261            10,330              10,712              10,513             10,376
12/00                              9,769            10,701              11,163              10,923             10,239
3/01                               8,767            10,075              11,501              10,665              9,726
6/01                               9,104            10,567              11,566              11,004             10,067
9/01                               7,978             9,409              12,100              10,464              9,304
12/01                              8,734            10,103              12,105              10,931              9,907
3/02                               8,602            10,517              12,116              11,207              9,967
6/02                               8,060             9,621              12,564              10,789              9,309
9/02                               7,152             7,815              13,140               9,732              8,389
12/02                              7,605             8,535              13,347              10,341              8,849
3/03                               7,448             8,120              13,532              10,095              8,686
6/03                               8,375             9,522              13,871              11,229              9,633
9/03                               8,430             9,719              13,851              11,366              9,831
12/03                              9,145            11,098              13,894              12,334             10,613
3/04                               9,352            11,434              14,264              12,690             10,866
6/04                               9,313            11,535              13,915              12,632             10,851
9/04                               9,419            11,713              14,360              12,911             10,871
12/04                             10,022            12,929              14,497              13,758             11,566
3/05                               9,938            12,940              14,428              13,742             11,419
6/05                              10,147            13,157              14,862              14,048             11,624
9/05                              10,288            13,668              14,761              14,338             11,964
12/05                             10,416            13,840              14,849              14,482             12,167
3/06                              10,741            14,662              14,753              14,957             12,563
6/06                              10,691            14,748              14,742              15,007             12,441
9/06                              11,270            15,666              15,303              15,796             12,923
12/06                             11,914            16,919              15,493              16,612             13,579
3/07                              11,971            17,129              15,726              16,839             13,790
6/07                              12,426            17,973              15,644              17,303             14,356
9/07                              12,529            17,929              16,089              17,480             14,627
12/07                             12,121            16,890              16,572              17,076             14,465
3/08                              11,328            15,417              16,931              16,316             13,699
6/08                              10,936            14,598              16,759              15,749             13,553
9/08                              10,150            13,706              16,677              15,142             12,418
12/08                              8,494            10,666              17,440              13,326             10,679
3/09                               8,011             8,878              17,461              11,995             10,056
6/09                               8,925            10,360              17,772              13,273             11,314
9/09                              10,128            12,250              18,436              14,905             12,710
12/09                             10,553            12,767              18,473              15,299             13,173




(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Blended Index consists of 60% Russell 1000 Value Index and 40% Barclays Capital U.S. Aggregate Bond Index.
(4) The Lipper Balanced Funds Index includes the 30 largest balanced funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  25

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - Cash Management Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Cash Management Fund (the Fund) rose 0.16% for the annual period ended Dec. 31, 2009.

> The Fund's annualized simple yield was 0.01% and its annualized compound yield was also 0.01% for the seven-day period ended Dec. 31, 2009. The 7-day yields shown reflect more closely the earnings of the Fund than the total return. (Short-term yields may be higher or lower than the figures shown.)

> The Fund serves as a conservative, shorter-term investment choice for individuals seeking current income.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------
RiverSource VP -- Cash Management Fund                         +0.16%   +2.39%   +2.85%   +2.62%
-------------------------------------------------------------------------------------------------


The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
   X                      HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


--------------------------------------------------------------------------------
26  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Cash Management Fund

RiverSource VP - Cash Management Fund (the Fund) increased 0.16% for the annual period. The Fund's annualized simple yield was +0.01% and its annualized compound yield was also +0.01% for the seven-day period ended Dec. 31, 2009. The 7-day yields reflect more closely the earnings of the Fund than the total return. (Short-term yields may be higher or lower than the figures shown.) The Fund serves as a conservative, shorter-term investment choice for individuals seeking current income.

SIGNIFICANT PERFORMANCE FACTORS
The annual period ended Dec. 31, 2009 was one characterized by historic shocks to the global financial system, which resulted in a liquidity freeze. In response, the Federal Reserve Board (the Fed) took dramatic action in an effort to restart the flow of credit, increase investor confidence and jump-start an economic recovery. All of these events had great impact on the market, especially during the first half of the year. The dominant theme in the money markets during the second half of the year was low yields, as the Fed maintained the targeted federal funds rate near zero throughout.

Shocks to the global financial system, which had peaked in September 2008, caused market participants to reduce risk in their investment portfolios in such dramatic fashion as to ultimately create credit, liquidity and confidence crises that lasted largely through the first quarter of 2009. In response to these crises and in an effort to revive confidence, the Fed, the U.S. Treasury Department and the Federal Deposit Insurance Corporation (FDIC), along with several global banking bodies, created a host of unprecedented programs and a new framework within which to improve liquidity and restart the flow of credit. For example, in an effort to restore confidence in retail and institutional money market funds, the U.S. Treasury Department created a Temporary Guarantee Program for money market funds. The Federal Reserve Bank of Boston implemented the Asset-Backed Commercial Paper Liquidity Facility (AMLF) to provide a source of liquidity for asset-backed securities held by money market funds. The Federal Reserve Bank of New York created a Commercial Paper Funding Facility (CPFF) to provide liquidity to U.S. issuers of both unsecured commercial paper and asset-backed commercial paper through what is known as a special purpose vehicle. In other words, the CPFF was designed to provide a backstop financing facility to ensure that corporations would have the ability to repay maturing debt and finance current operations by purchasing commercial paper directly. To further address credit and liquidity concerns, FDIC-insured depository institutions, such as banks, thrifts and certain holding companies, were given the ability to issue senior unsecured debt guaranteed under the Temporary Liquidity Guarantee Program (TLGP).

These temporary liquidity facilities helped to stabilize demand for money market funds as the annual period progressed. Indeed, as liquidity and confidence did return to the money markets during the second half of the year, some of these facilities expired with little effect on the asset class. Other facilities, including the CPFF and the AMLF, were extended until February 2010 in order to provide continued support to the money markets. The Fed announced the purchase of over $300 billion of Treasury securities would be completed by October 2009, months earlier than originally planned. Meanwhile, the European Central Bank
(ECB) announced the start of a one-year repurchase operation, providing attractive, longer-term financing for eligible European banks, wherein the ECB

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Banker Acceptance                                                       1.1%
----------------------------------------------------------------------------
Bonds(2)                                                                2.7%
----------------------------------------------------------------------------
Certificates of Deposit                                                11.7%
----------------------------------------------------------------------------
Commercial Paper                                                       49.4%
----------------------------------------------------------------------------
Floating Rate Notes                                                     0.5%
----------------------------------------------------------------------------
U.S. Government Agencies                                               15.0%
----------------------------------------------------------------------------
U.S. Government-Insured Debt(3)                                        19.6%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments. The Fund's composition is subject to change.

(2) Category comprised of asset-backed and wireless securities.

(3) Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  27

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Cash Management Fund


would lend money at a 1% interest rate. The ECB's first auction in June 2009 was met with strong demand, and it held a second auction in September 2009. Both auctions had the effect of reducing the need of Yankee banks (foreign banks with operations in the U.S.) to seek financing in the U.S. commercial paper market.

Seeking to provide a conservative vehicle for our shareholders amidst the massive uncertainties facing the nation's financial system, we became increasingly cautious from a credit perspective as the annual period progressed. We decreased the Fund's holdings in bank and finance-related commercial paper and increased holdings of daily and weekly resetting variable rate demand notes that offered what we considered to be the greatest risk-adjusted yield. Included among these holdings were securities that were issued under the TLGP. Most of the Fund's holdings in government and agency securities were fixed rate securities with one-to-three month maturities.

CHANGES TO THE FUND'S PORTFOLIO
We strategically adjusted the Fund's average weighted maturity within a range of 30 to 50 days as market conditions shifted. The Fund began the 12-month period with an average weighted maturity of 30 days, as we strategically maintained an extremely defensive stance. During the first quarter, credit and liquidity concerns were our primary focus as financial markets were melting down. During the second quarter, we extended the Fund's average weighted maturity to 50 days, as the Fed was proactively adding credit and liquidity facilities to address market concerns and credit conditions improved. The second half of the annual period was characterized by improving credit conditions but also market levels getting ahead of the recovery. We maintained the Fund's weighted average maturity between 35 and 45 days during these months, as we felt the markets were beginning to become overvalued. As of Dec. 31, 2009, the average weighted maturity of the Fund was 42 days. The average weighted maturity of a money market fund is a measure of its price sensitivity to changes in interest rates.

OUR FUTURE STRATEGY
We continue to observe improvement in economic activity across a number of leading indicators. Such "green shoots" have caused us to re-think whether the Fed will continue to maintain its near-zero targeted federal funds rate too far into 2010 or whether it may ultimately have to execute its much-talked-about exit strategy sooner than many anticipate. We believe the Fed may indeed implement such an exit strategy in 2010, and we therefore intend to maintain the Fund's average weighted maturity in the rather neutral 30 to 50 day range during the months ahead while prudently monitoring risk-adjusted yields. We intend to continue to evaluate new and existing credits for opportunities to pick up favorable risk-adjusted yield going forward. More importantly, perhaps, we intend to position the Fund to take advantage of a rising rate environment.



--------------------------------------------------------------------------------
28  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Cash Management Fund

We further intend to continue to evaluate credits to maintain the Fund's high quality bias. We intend to make strategic decisions to balance an enhanced liquidity profile with providing current income. We will, of course, continue to closely monitor economic data, Fed policy and any shifts in the money market yield curve, striving to strategically adjust the portfolio accordingly. We intend to continue to focus on high-quality investments with minimal credit risk while seeking competitive yields.



Don Tronstad
Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  29

YOUR FUND AT A GLANCE  ---------------------------------------------------------

RiverSource VP - Diversified Bond Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Diversified Bond Fund (the Fund) gained 14.42% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the unmanaged Barclays Capital U.S.
  Aggregate Bond Index, which advanced 5.93% during the same time frame.

> The Fund also outperformed its peer group, as represented by the Lipper
  Intermediate Investment-Grade Debt Funds Index, which rose 14.30% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------
RiverSource VP -- Diversified Bond Fund                       +14.42%   +4.08%   +3.75%   +4.63%
-------------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)         +5.93%   +6.04%   +4.97%   +6.33%
-------------------------------------------------------------------------------------------------
Lipper Intermediate Investment-Grade Debt Funds Index         +14.30%   +4.72%   +4.18%   +5.74%
-------------------------------------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
           X              HIGH
           X              MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for more information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is more pronounced for longer-term securities. Non-Investment grade securities, commonly called "high-yield" or "junk" bonds, have more volatile prices and carry more risk to principal and income than investment grade securities.


--------------------------------------------------------------------------------
30  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Diversified Bond Fund

RiverSource VP - Diversified Bond Fund (the Fund) gained 14.42% for the 12 months ended Dec. 31, 2009. The Fund outperformed its benchmark, the unmanaged Barclays Capital U.S. Aggregate Bond Index (Barclays Capital Index), which advanced 5.93%. The Fund also outperformed its peer group, as represented by the Lipper Intermediate Investment-Grade Debt Funds Index, which rose 14.30% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
Lower quality fixed income sectors outperformed higher quality fixed income sectors during the quarter, as investors poured back in to risk assets. Indeed, 2009 was a year of significant performance dispersion. The U.S. Treasury market posted negative total returns, with the Barclays Capital U.S. Treasury Index down 3.57% for the year, the worst performance for the sector since the index was created in 1973. It can be said that Treasury rates, while increasing, moved in a direction that was consistent with economic data, equity and credit markets. Two-year Treasury yields rose 0.37%, five-year Treasury yields rose 1.13%, 10-year Treasury yields were up 1.62%, and 30-year Treasury yields increased 1.97% to end the year at 4.65%. The yield curve, then, steepened, as short-term rates appeared anchored by the low federal funds target rate and language from the Federal Reserve Board (the Fed) that suggests its overnight lending rate target will remain low for an extended period of time. Long-term rates experienced a more pronounced move higher, as investors showed some concern about the anticipated significant Treasury security supply in 2010, required to help fund the plethora of government stimulus programs, being heavily weighted to the long-term end of the market. In addition, as economic data showed signs of improvement, fixed income investors may have begun to price in an eventual shift in monetary policy, i.e. interest rate hikes by the Fed.

Non-Treasury sectors performed quite well in comparison. Investors embraced the more credit sensitive fixed income sectors in 2009 as fear and panic subsided, giving way to optimism for the economic recovery developing and encouraged by higher equity markets globally. For the year, lower quality high yield corporate bonds and emerging markets debt performed best. Within the investment grade sectors of the fixed income market, commercial mortgage-backed securities led, followed closely behind by asset-backed securities and investment grade corporate bonds. Mortgage-backed securities performed in line with the Barclays Capital Index, and government agency securities generated positive returns but lagged the other non-Treasury sectors.


PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Asset-Backed                                                            7.1%
----------------------------------------------------------------------------
Commercial Mortgage-Backed                                              4.8%
----------------------------------------------------------------------------
Consumer Discretionary                                                  2.0%
----------------------------------------------------------------------------
Consumer Staples                                                        3.2%
----------------------------------------------------------------------------
Energy                                                                  2.4%
----------------------------------------------------------------------------
FDIC-Insured Debt(2)                                                    0.5%
----------------------------------------------------------------------------
Financials                                                              1.8%
----------------------------------------------------------------------------
Foreign Government                                                      1.3%
----------------------------------------------------------------------------
Health Care                                                             0.4%
----------------------------------------------------------------------------
Industrials                                                             0.7%
----------------------------------------------------------------------------
Materials                                                               1.2%
----------------------------------------------------------------------------
Residential Mortgage-Backed                                            31.4%
----------------------------------------------------------------------------
Telecommunication                                                       5.6%
----------------------------------------------------------------------------
U.S. Government Obligations & Agencies                                 22.2%
----------------------------------------------------------------------------
Utilities                                                               9.0%
----------------------------------------------------------------------------
Other(3)                                                                6.4%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Debt guaranteed under the FDIC's Temporary Liquidity Guarantee Program
    (TLGP).

(3) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  31

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Diversified Bond Fund

Throughout, the Fed maintained the targeted federal funds rate in the 0% to 0.25% range, continuing to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends and stable inflation expectations were likely to warrant exceptionally low levels of the federal funds rate for an extended period. According to the Fed, "household spending...remains constrained by a weak labor market, modest income growth, lower housing wealth, and tight credit." In its mid-December statement, the Fed also announced that most of its special liquidity facilities would expire on Feb. 1, 2010.

Sector allocation within the Fund was a key driver of its outperformance of the Barclays Capital Index during the annual period, as the non-Treasury sectors rallied. Significant allocations to investment grade corporate bonds and mortgage-backed securities and an exposure to high yield corporate bonds particularly helped. Security selection overall was also a strong contributor to the Fund's results, especially within the mortgage-backed securities and investment grade corporate bond sectors.

There were no major detractors from the Fund's results during the year. It could be said that monetizing some of the gains the Fund had garnered from non-Treasury sector investments (taking profits in an effort to be prudent for our shareholders) beginning late in the second quarter may have proved premature, as these sectors continued to rally through year end.

The Fund began the year with a shorter duration (a measure of the Fund's sensitivity to changes in interest rates) than the Barclays Capital Index, as we expected interest rates to gradually rise as markets stabilized. While this positioning detracted from the Fund's results during the first quarter, we lengthened the Fund's duration to a rather neutral stance compared to the Barclays Capital Index by the end of the second quarter and then maintained that positioning through most of the year. We further extended the Fund's duration in December, anticipating lower interest rates. As interest rates continued to decline in December, this positioning hurt. For the annual period overall, however, the Fund's duration positioning had a neutral impact on its results. Similarly, yield curve positioning detracted during the first quarter when we had implemented a flattening bias. However, we subsequently removed that bias, which helped as the yield curve steepened, and so yield curve positioning within the Fund had a fairly neutral impact on its results during the annual period as a whole.

CHANGES TO THE FUND'S PORTFOLIO
As indicated, the Fund began the year with a shorter-than-Barclays Capital Index duration and then lengthened to a neutral-to-the-Index duration as interest rates rose. Interest rates had been extremely low at the beginning of the year and spreads (the difference in yields between Treasury securities and non-Treasury securities) were very wide as the market feared a deepening of the financial crisis. We also removed the Fund's yield curve flattening bias during the first quarter of 2009.


QUALITY BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

AAA rating                                                             64.6%
----------------------------------------------------------------------------
AA rating                                                               1.0%
----------------------------------------------------------------------------
A rating                                                                8.5%
----------------------------------------------------------------------------
BBB rating                                                             18.0%
----------------------------------------------------------------------------
Non-investment grade                                                    7.1%
----------------------------------------------------------------------------
Non-rated                                                               0.8%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 0.1% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
32  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Diversified Bond Fund

From a broad sector perspective, we increased the Fund's allocation to non-Treasury segments of the fixed income market during the first half of the year. We subsequently sought to reduce the Fund's risk level during the second half of the year, re-deploying profits taken from the sale of non-Treasury securities into Treasury securities. The Fund's portfolio turnover rate for the annual period was 434%.*

OUR FUTURE STRATEGY
We expect the Fed to be on hold for the majority of 2010 as the economy continues its recovery. U.S. Gross Domestic Product is anticipated to be in the 3% to 4% range in 2010. If this scenario is realized, it would still mean, we believe, high unemployment levels at the end of the year. Therefore, we would not expect a change in monetary policy unless economic growth were to break out of that range. This may be difficult given the ongoing headwinds of persistent housing market and consumer balance sheet pressures.

Overall, then, we expect the first quarter of 2010 to largely be a continuation of what we saw during the fourth quarter of 2009, but with a trend toward slightly higher interest rates, as the U.S. Treasury ramps up its issuance of longer-maturity Treasury securities. With the expiration of the U.S. government's asset purchase programs and with anticipation for increased long-maturity Treasury supply, we expect interest rates will need to move a bit higher to underwrite the issuance. We expect higher quality non-Treasury issues to continue to find good sponsorship in the marketplace. We would expect the yield curve to maintain its steep shape until there is evidence that a change in monetary policy is near.

Going forward, we intend to maintain the Fund's emphasis on corporate bonds, preferring the transparency of non-cyclical asset rich investment grade corporate bonds in non-financial industries. Mortgage positions will likely continue to be primarily in the agency mortgage sector. We also intend to maintain the Fund's position in high yield corporate bonds, where we think valuations continue to warrant a position, specifically in BB-rated bonds. We expect to shorten slightly the Fund's duration compared to the Barclays Capital Index. As always, we will maintain our disciplined focus on individual security selection.




Tom Murphy, CFA(R)    Scott Schroepfer, CFA(R)    Todd White
Portfolio Manager     Portfolio Manager           Portfolio Manager



* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  33

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - Diversified Bond Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- Diversified Bond Fund (from 1/1/00 to 12/31/09) as compared to the performance of the Barclays Capital U.S. Aggregate Bond Index and the Lipper Intermediate Investment-Grade Debt Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- DIVERSIFIED BOND FUND LINE GRAPH)


                                   RIVERSOURCE VP    BARCLAYS CAPITAL    LIPPER INTERMEDIATE
                                    - DIVERSIFIED     U.S. AGGREGATE       INVESTMENT GRADE
                                      BOND FUND        BOND INDEX(1)           INDEX(2)
                                   --------------    ----------------    -------------------
12/99                                  $10,000            $10,000              $10,000
3/00                                    10,018             10,221               10,197
6/00                                    10,037             10,399               10,330
9/00                                    10,276             10,712               10,632
12/00                                   10,540             11,163               11,058
3/01                                    10,859             11,501               11,405
6/01                                    10,916             11,566               11,456
9/01                                    11,233             12,100               11,954
12/01                                   11,349             12,105               11,967
3/02                                    11,346             12,116               11,959
6/02                                    11,454             12,564               12,266
9/02                                    11,747             13,140               12,689
12/02                                   11,977             13,347               12,959
3/03                                    12,195             13,532               13,187
6/03                                    12,518             13,871               13,586
9/03                                    12,468             13,851               13,584
12/03                                   12,514             13,894               13,661
3/04                                    12,822             14,264               14,003
6/04                                    12,522             13,915               13,663
9/04                                    12,919             14,360               14,077
12/04                                   13,075             14,497               14,246
3/05                                    13,022             14,428               14,177
6/05                                    13,354             14,862               14,588
9/05                                    13,286             14,761               14,506
12/05                                   13,353             14,849               14,571
3/06                                    13,291             14,753               14,491
6/06                                    13,273             14,742               14,471
9/06                                    13,739             15,303               15,017
12/06                                   13,943             15,493               15,221
3/07                                    14,139             15,726               15,447
6/07                                    14,074             15,644               15,330
9/07                                    14,398             16,089               15,720
12/07                                   14,667             16,572               16,048
3/08                                    14,556             16,931               16,066
6/08                                    14,527             16,759               15,890
9/08                                    14,139             16,677               15,339
12/08                                   13,740             17,440               15,292
3/09                                    14,101             17,461               15,383
6/09                                    14,787             17,772               16,217
9/09                                    15,597             18,436               17,235
12/09                                   15,722             18,473               17,480




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Intermediate Investment-Grade Debt Funds Index includes the 30 largest investment grade funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
34  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - Diversified Equity Income Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Diversified Equity Income Fund (the Fund) gained 27.46% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell 1000(R) Value Index, which increased 19.69% for the period.

> The Fund also outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 23.85% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------
RiverSource VP -- Diversified Equity Income Fund              +27.46%   -6.41%   +2.18%   +4.31%
-------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index (unmanaged)                       +19.69%   -8.96%   -0.25%   +2.47%
-------------------------------------------------------------------------------------------------
Lipper Equity Income Funds Index                              +23.85%   -6.25%   +0.63%   +2.25%
-------------------------------------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  35

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Diversified Equity Income Fund

RiverSource VP - Diversified Equity Income Fund (the Fund) gained 27.46% for the 12 months ended Dec. 31, 2009. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which increased 19.69% for the period. The Fund also outperformed the Lipper Equity Income Funds Index, representing its peer group, which rose 23.85% over the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets can be divided into two distinct periods during the 12 months ended Dec. 31, 2009. Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market as well as by continued financial disruptions. Underlying this uncertainty was the fact that the U.S. economy had moved into a recession, as evidenced by waning consumer spending and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions dealt with the after-shocks of bankruptcy, merger or government take-over. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors largely sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Then, economic news became less bad and "green shoots" began to appear in early March. Investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor again in July such that most of the major equity indices enjoyed gains for five months in a row. U.S. equity markets posted their sixth and seventh consecutive months of positive returns in August and September 2009, although economic data remained mixed. October saw choppy equity market results, as economic data remained mixed and investors questioned how long one of the biggest equity market recoveries ever could last. November and December saw a rebound in the equity markets, although volatility remained high.


PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------


STOCKS                                                                 95.2%
----------------------------------------------------------------------------
Consumer Discretionary                                                  5.5%
----------------------------------------------------------------------------
Consumer Staples                                                        8.0%
----------------------------------------------------------------------------
Energy                                                                 14.6%
----------------------------------------------------------------------------
Financials                                                             15.8%
----------------------------------------------------------------------------
Health Care                                                             9.0%
----------------------------------------------------------------------------
Industrials                                                            16.2%
----------------------------------------------------------------------------
Information Technology                                                 13.0%
----------------------------------------------------------------------------
Materials                                                               6.4%
----------------------------------------------------------------------------
Telecommunication Services                                              4.5%
----------------------------------------------------------------------------
Utilities                                                               2.2%
----------------------------------------------------------------------------

EQUITY-LINKED NOTES                                                     1.1%
----------------------------------------------------------------------------

BONDS                                                                   0.6%
----------------------------------------------------------------------------
Consumer Discretionary                                                  0.3%
----------------------------------------------------------------------------
Telecommunication                                                       0.3%
----------------------------------------------------------------------------

OTHER(2)                                                                3.1%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
36  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Diversified Equity Income Fund

In all, given the astonishing rally that began in early March, the equity markets in general ended 2009 with their best gains since 2003, though still significantly down from their 2007 peak. While there was a notable rotation among sector performance since March, broadly speaking, economically-sensitive cyclical sectors within the Russell Index performed best for the annual period as a whole, including materials, consumer discretionary and industrials. Somewhat surprisingly, information technology was also a strong performer during 2009. The more defensive segments of the equity market, such as telecommunication services, integrated oils, consumer staples, and electric utilities lagged. After experiencing much volatility throughout the year, the financials sector lagged the Russell Index, though only modestly.

The Fund generated strong absolute and relative returns during the annual period due primarily to effective stock selection overall and to significant allocations to the benchmark index's biggest outperformers, namely materials and information technology. Within materials, industry selection was also strong, with emphasis on metals and mining companies and large-cap chemical companies proving most prudent. Within information technology, an emphasis on large-cap value names, such as INTEL, INTERNATIONAL BUSINESS MACHINES and HEWLETT-PACKARD, helped most. Stock selection within the energy and industrials sectors also contributed positively to the Fund's annual results. Within energy, sizable positions in offshore drilling contractor TRANSOCEAN and integrated oil company PETROBRAS, which performed strongly, and having only a modest exposure to integrated oil company EXXON MOBIL, which was weaker, added to the Fund's results. Similarly, within industrials, holdings in strongly performing diversified manufacturers INGERSOLL-RAND and ILLINOIS TOOL WORKS and engineering services firm ABB, and having only a modest position in the poorly performing industrial conglomerate GENERAL ELECTRIC, particularly helped the Fund's performance during the annual period.

The only major detractor from the Fund's results during the annual period was within the consumer discretionary sector. Having only a moderate exposure to the strongly-performing consumer discretionary sector detracted from the Fund's results as did stock selection within the sector. In particular, having only a minimal allocation to the media industry, which benefited during the equity market rally from an improved advertising market and the announcement of several major corporate deals, negatively impacted the Fund's results versus the Russell Index.

CHANGES TO THE FUND'S PORTFOLIO
Through the annual period, we increased the Fund's positions in the technology, electric utilities and health care segments of the equity market. We correspondingly reduced the Fund's positions in the energy, industrials and financials sectors.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Hewlett-Packard                                                         4.2%
----------------------------------------------------------------------------
Lorillard                                                               3.9%
----------------------------------------------------------------------------
XL Capital CI A                                                         2.6%
----------------------------------------------------------------------------
Bank of America                                                         2.5%
----------------------------------------------------------------------------
Intel                                                                   2.5%
----------------------------------------------------------------------------
Wal-Mart Stores                                                         2.5%
----------------------------------------------------------------------------
Bristol-Myers Squibb                                                    2.4%
----------------------------------------------------------------------------
Merck & Co                                                              2.4%
----------------------------------------------------------------------------
AT&T                                                                    2.1%
----------------------------------------------------------------------------
Chevron                                                                 2.0%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  37

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Diversified Equity Income Fund

OUR FUTURE STRATEGY
There were several reasons at the end of 2009 to remain optimistic regarding the likelihood for positive returns from the equity market in the new year. Early signs of economic recovery in the U.S. and globally should allow for earnings growth during 2010. Valuations in the marketplace overall are not stretched, and there may be some level of multiple expansion (increase in price/earnings ratios) as well. That said, risks remain. The economic recovery will likely experience fits and starts as the months progress. Further, interest rates may be raised, and the job market is widely expected to improve rather slowly. Also, non-economic factors may impact the market, such as the anticipated stricter regulatory environment, the effect of high U.S. debt levels, and the idiosyncrasies found in a mid-term election year. All of these factors, and those unforeseen, in combination may well result in some volatility over the months ahead, and while we do not expect continuation of the robust rally in the equity markets seen in 2009 overall, we do expect continued upside during 2010 within a more "normal" historical range.

Given this view, we remain somewhat cautious regarding the consumer-focused areas of the equity market, doubtful that the performance these sectors generated during the latter months of 2009 will be sustainable through the new year. We believe the consumer sectors remain under pressure given consumers' more conservative spending, and we therefore currently intend to maintain the Fund's modest exposure to these areas. We currently continue to favor the more economically-sensitive segments of the industrials and information technology sectors, as we believe these areas will be the beneficiaries of global - not just U.S. - economic growth. For example, within technology, we expect to maintain an emphasis on semiconductors, given this industry's appealing long-term dynamics. While capital expenditures may have declined during 2009, the demand for data on a global basis did not and thus we anticipate continued strong performance from several of these companies. Industrial-related areas of the market remained attractive given the development of infrastructure anticipated under various governments' stimulus packages.

Overall, we believe there will be increased differentiation at the stock level and ongoing dissipation of high correlation of stock performance within sectors. As such, we intend to focus on individual stock selection and look for opportunities across all of the sectors to increase concentrations in select individual positions to the degree permitted by the Fund's prospectus-mandated investment criteria. As always, we continue to seek to take larger positions in individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for our shareholders. We will continue to emphasize stocks that we believe have attractive valuations, and we intend to generally invest in equities across the market capitalizations with an emphasis on large-cap stocks.




Laton Spahr, CFA(R)    Steve Schroll        Paul Stocking
Portfolio Manager      Portfolio Manager    Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
38  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - Diversified Equity Income Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- Diversified Equity Income Fund (from 1/1/00 to 12/31/09) as compared to the performance of the Russell 1000(R) Value Index and the Lipper Equity Income Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- DIVERSIFIED EQUITY INCOME FUND LINE GRAPH)


                                     RIVERSOURCE VP-
                                        DIVERSIFIED     RUSSELL 1000(R)    LIPPER EQUITY
                                      EQUITY INCOME           VALUE         INCOME FUNDS
                                           FUND             INDEX(1)          INDEX(2)
                                     ---------------    ---------------    -------------
12/99                                    $10,000            $10,000           $10,000
3/00                                       9,857             10,048             9,919
6/00                                       9,416              9,577             9,778
9/00                                       9,929             10,330            10,388
12/00                                      9,922             10,701            10,746
3/01                                       9,792             10,075            10,091
6/01                                      10,435             10,567            10,531
9/01                                       9,214              9,409             9,471
12/01                                     10,135             10,103            10,187
3/02                                      10,567             10,517            10,485
6/02                                       9,496              9,621             9,500
9/02                                       7,498              7,815             7,886
12/02                                      8,206              8,535             8,513
3/03                                       7,676              8,120             8,083
6/03                                       9,418              9,522             9,321
9/03                                       9,851              9,719             9,501
12/03                                     11,583             11,098            10,712
3/04                                      11,900             11,434            10,959
6/04                                      12,098             11,535            11,092
9/04                                      12,120             11,713            11,125
12/04                                     13,692             12,929            12,107
3/05                                      13,640             12,940            12,050
6/05                                      13,933             13,157            12,211
9/05                                      15,058             13,668            12,629
12/05                                     15,541             13,840            12,809
3/06                                      16,822             14,662            13,434
6/06                                      16,887             14,748            13,426
9/06                                      17,291             15,666            14,156
12/06                                     18,610             16,919            15,166
3/07                                      18,802             17,129            15,365
6/07                                      20,799             17,973            16,300
9/07                                      20,915             17,929            16,311
12/07                                     20,106             16,890            15,618
3/08                                      17,974             15,417            14,278
6/08                                      17,635             14,598            13,708
9/08                                      15,741             13,706            12,665
12/08                                     11,969             10,666            10,089
3/09                                      10,480              8,878             8,835
6/09                                      12,167             10,360            10,223
9/09                                      14,338             12,250            11,834
12/09                                     15,256             12,767            12,494




(1) The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Equity Income Funds Index includes the 30 largest equity income funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  39

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - Dynamic Equity Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Dynamic Equity Fund (the Fund) gained 24.13% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its primary benchmark, the Standard & Poor's 500 Index
  (S&P 500 Index), which advanced 26.46%.

> The Fund also underperformed its peer group as represented by the Lipper
  Large-Cap Core Funds Index, which rose 28.15% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------



                                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------------------------
RiverSource VP -- Dynamic Equity Fund                          +24.13%   -9.59%   -1.98%   -4.18%
--------------------------------------------------------------------------------------------------
S&P 500 Index (unmanaged)                                      +26.46%   -5.63%   +0.42%   -0.95%
--------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Index                              +28.15%   -4.91%   +0.61%   -1.20%
--------------------------------------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
40  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Dynamic Equity Fund

RiverSource VP - Dynamic Equity Fund (the Fund) gained 24.13% for the 12 months ended Dec. 31, 2009. The Fund underperformed its primary benchmark, the Standard & Poor's 500 Index (S&P 500 Index), which advanced 26.46%. The Lipper Large-Cap Core Funds Index, representing the Fund's peer group, rose 28.15% over the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
2009 began with concerns that the U.S. economy would remain mired in the worst economic downturn since the Great Depression, compounded by fears that the country's banking system would become insolvent. However, extraordinary policy response by the Federal Reserve Board (the Fed) and the U.S. Congress managed to stabilize the financial system, and the economy subsequently began to grow again. In response, financial markets staged a powerful rally that retraced much, but not all, of the value destroyed during the downturn.

From their low point of the year in March, U.S. equity markets rose in excess of 60% through year end. For the full year, the Dow Jones Industrial Average gained approximately 19%, the S&P 500 Index rose more than 26%, and the NASDAQ Composite Index climbed 44%. Despite these gains, stocks remained at the end of December almost 30% below their peak levels of late 2007. While there was a notable rotation among sector performance since March, broadly speaking, economically-sensitive cyclical sectors within the S&P 500 Index performed best for the annual period as a whole, while the more defensive segments of the equity market lagged.

The Fund's performance was primarily driven by the three quantitative-based investment themes we employ in selecting stocks for the Fund's portfolio -- momentum, value and quality. During the 12-month period, the value theme, which favors stocks with cheaper price-to-earnings ratios, outperformed the S&P 500 Index, but not enough to offset the combined underperformance of the momentum and quality themes. The momentum theme is designed, in part, to capture investor sentiment over the near to mid term. The quality theme was intended to serve, in part, as a defensive measure during equity market corrections when investor risk aversion increases, and it indeed did that during the challenging first months of the year. It is important to remember that the themes we use take turns in leading performance over time, demonstrating the advantages of employing style diversification. Such variance in performance supports our research indicating that the style diversification provided by the three very different quantitative-based themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Following a specific, disciplined process, we do not make sector or industry bets based on economic or equity market outlooks. That said, the Fund's quantitative-based themes led to various sector weightings that, together,

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------


STOCKS                                                                 95.3%
----------------------------------------------------------------------------
Consumer Discretionary                                                  9.7%
----------------------------------------------------------------------------
Consumer Staples                                                        5.2%
----------------------------------------------------------------------------
Energy                                                                 11.9%
----------------------------------------------------------------------------
Financials                                                             17.0%
----------------------------------------------------------------------------
Health Care                                                            17.2%
----------------------------------------------------------------------------
Industrials                                                             6.9%
----------------------------------------------------------------------------
Information Technology                                                 18.0%
----------------------------------------------------------------------------
Materials                                                               4.1%
----------------------------------------------------------------------------
Telecommunication Services                                              3.4%
----------------------------------------------------------------------------
Utilities                                                               1.9%
----------------------------------------------------------------------------

EXCHANGE TRADED FUNDS                                                   4.5%
----------------------------------------------------------------------------

OTHER(2)                                                                0.2%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  41

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Dynamic Equity Fund


detracted from results. Sizable weightings in financials and health care hurt most, as these were among the weaker performing sectors of the S&P 500 Index during the period. Having only a modest position in information technology, which was the best performing segment of the S&P 500 Index during the annual period, hurt as well. Partially offsetting these negatives was the positive effect of a significant allocation to the relatively stronger performing consumer discretionary sector and having only modest positions in the lagging utilities and telecommunication services sectors.

Because we use a bottom-up approach, it is not surprising that most of the Fund's results were due to stock selection. Specifically, stock selection in the consumer discretionary, financials, consumer staples and health care sectors detracted. This more than offset the combined effect of strong stock selection in materials, industrials and energy.

Among individual holdings, diversified chemicals company DOW CHEMICAL, selected by the value and quality themes, contributed most to the Fund's return. Other top contributors included personal computer, audio and video products manufacturer APPLE, liked by the momentum theme, diversified financial services firm MORGAN STANLEY, a value and momentum pick, insurance company CIGNA, selected by all three themes, and telecommunication services company VIRGIN MEDIA, a momentum pick.

Stocks that detracted most from the Fund's return included diversified financial services firm CITIGROUP, selected by the value theme, pharmaceutical giant PFIZER, selected by the value and quality themes, integrated energy company CHEVRON, chosen by the momentum and quality themes, leading fast-food chain MCDONALD'S, initially a momentum pick; and leading discount retailer WAL-MART STORES, initially chosen by the momentum and quality themes, but just by the quality theme at the end of the year.

At the end of December, the Fund's largest individual stock holdings were APPLE, CHEVRON, PFIZER, pharmaceutical company JOHNSON & JOHNSON, selected by the quality and momentum themes, software manufacturing behemoth MICROSOFT, a quality theme pick, and diversified financial services firm GOLDMAN SACHS, chosen by the value and momentum themes.

CHANGES TO THE FUND'S PORTFOLIO
As we took over the management of the Fund on Nov. 1, 2008, we made several changes during the annual period as part of the ongoing process to reposition the portfolio in line with our quantitative investment approach. As a result of quantitative theme-driven stock selection during the period, the Fund's sector allocations changed somewhat. For example, the Fund's allocation to information technology, financials and telecommunication services increased, while its exposure to consumer discretionary, consumer staples and industrials decreased. Our risk models

TOP TEN HOLDINGS(1)  (at Dec. 31, 2009)
---------------------------------------------------------------------

Apple                                                                   5.4%
----------------------------------------------------------------------------
Chevron                                                                 5.4%
----------------------------------------------------------------------------
Pfizer                                                                  5.2%
----------------------------------------------------------------------------
Johnson & Johnson                                                       3.0%
----------------------------------------------------------------------------
Microsoft                                                               2.6%
----------------------------------------------------------------------------
Goldman Sachs Group                                                     2.6%
----------------------------------------------------------------------------
Bank of America                                                         2.2%
----------------------------------------------------------------------------
General Electric                                                        2.0%
----------------------------------------------------------------------------
iShares MSCI Emerging Markets Index Fund                                2.0%
----------------------------------------------------------------------------
ConocoPhillips                                                          1.9%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
42  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Dynamic Equity Fund

limit the size of individual holdings, as well as sector and industry allocations, relative to the S&P 500 Index. We also apply additional risk measures that impose constraints on market capitalization, price, quality, turnover, transaction costs and other variables.

Further, we are continuously looking for ways to improve our investment process and to enhance the efficacy of the quantitative-based themes we use in the Fund. Thus, we made enhancements to the Fund's value theme by including more quality factors in an effort to reduce volatility.

OUR FUTURE STRATEGY
2009 was a rewarding one for investors. Following a strong rally that sent U.S. equity markets into their best year since 2003, though still significantly down from its 2007 peak, we expect gains to be more modest and potentially more volatile in 2010. We also believe the U.S. equity market will be more dependent on economic factors. Specifically, we feel that the markets will need to see continued stabilization of the housing market and a recovery of business investment to drive economic growth over the near term. Longer term, the consumer must play a bigger role to sustain any economic recovery. We are also mindful of the shift in the U.S. and global economies away from debt-fueled growth and toward new economic growth drivers, such as the potential for innovation in areas such as biotechnology and alternative energy.

In managing the Fund going forward, we intend to continue seeking optimal returns through the style diversification offered by the various themes within our well-tested quantitative investment model. We are convinced of the merit of our multifaceted, disciplined approach to managing risk in the portfolio and believe this combination of style diversification and rigorous risk management will allow us to maintain the high quality of the Fund's portfolio in whatever market conditions lie ahead.




Dimitris Bertsimas, Ph.D.                                             Gina Mourtzinou, Ph.D.
Senior Portfolio Manager                                              Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  43

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - Dynamic Equity Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- Dynamic Equity Fund (from 1/1/00 to 12/31/09) as compared to the performance of the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- DYNAMIC EQUITY FUND LINE GRAPH)


                                                                                       LIPPER LARGE-CAP
                                 RIVERSOURCE VP-DYNAMIC     S&P 500    RUSSELL 1000       CORE FUNDS
                                       EQUITY FUND         INDEX(1)      INDEX(2)          INDEX(3)
                                 ----------------------    --------    ------------    ----------------
12/99                                    $10,000            $10,000       $10,000           $10,000
03/00                                     10,193             10,229        10,436            10,427
6/00                                       9,694              9,958        10,078            10,189
9/00                                       9,398              9,861        10,150            10,151
12/00                                      8,253              9,090         9,221             9,263
3/01                                       6,949              8,012         8,062             8,109
6/01                                       7,233              8,481         8,571             8,541
9/01                                       5,984              7,236         7,266             7,320
12/01                                      6,758              8,009         8,073             8,074
3/02                                       6,682              8,031         8,133             8,080
6/02                                       5,825              6,955         7,038             7,076
9/02                                       4,958              5,754         5,848             5,963
12/02                                      5,269              6,239         6,325             6,360
3/03                                       5,219              6,043         6,139             6,162
6/03                                       6,120              6,973         7,105             7,005
9/03                                       6,122              7,157         7,318             7,160
12/03                                      6,808              8,029         8,216             7,937
3/04                                       6,840              8,165         8,372             8,017
6/04                                       6,924              8,305         8,490             8,115
9/04                                       6,585              8,150         8,336             7,923
12/04                                      7,208              8,902         9,153             8,595
3/05                                       7,077              8,711         8,978             8,401
6/05                                       7,349              8,830         9,162             8,509
9/05                                       7,516              9,149         9,524             8,831
12/05                                      7,654              9,340         9,726             9,087
3/06                                       8,015              9,733        10,163             9,467
6/06                                       7,774              9,593         9,994             9,284
9/06                                       8,226             10,136        10,500             9,682
12/06                                      8,824             10,815        11,230            10,303
3/07                                       8,850             10,884        11,366            10,392
6/07                                       9,379             11,567        12,036            11,058
9/07                                       9,540             11,802        12,275            11,263
12/07                                      9,083             11,409        11,878            10,986
3/08                                       8,123             10,332        10,752             9,943
6/08                                       7,787             10,050        10,548             9,800
9/08                                       6,932              9,209         9,562             8,881
12/08                                      5,253              7,188         7,412             6,913
3/09                                       4,562              6,396         6,637             6,247
6/09                                       5,268              7,415         7,733             7,283
9/09                                       6,148              8,573         8,975             8,395
12/09                                      6,522              9,091         9,520             8,858




(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
44  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - Global Bond Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Global Bond Fund (the Fund) gained 11.38% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Barclays Capital Global Aggregate
  Index, which advanced 6.93%.

> The Fund underperformed its peer group, as represented by the Lipper Global
  Income Funds Index, which rose 18.00% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------



                                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------
RiverSource VP -- Global Bond Fund                            +11.38%   +6.08%   +3.89%   +6.12%
-------------------------------------------------------------------------------------------------
Barclays Capital Global Aggregate Index (unmanaged)            +6.93%   +7.05%   +4.56%   +6.49%
-------------------------------------------------------------------------------------------------
Lipper Global Income Funds Index                              +18.00%   +5.34%   +4.22%   +6.06%
-------------------------------------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
           X              HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  45

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Global Bond Fund

RiverSource VP - Global Bond Fund (the Fund) gained 11.38% for the 12 months ended Dec. 31, 2009. The Fund outperformed its benchmark, the Barclays Capital Global Aggregate Index (Barclays Capital Index), which advanced 6.93%. The Fund underperformed its peer group, as represented by the Lipper Global Income Funds Index, which rose 18.00% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
On an absolute basis, the Fund benefited during the annual period from a sharp recovery in non-government bond sectors and from a broad-based decline in the U.S. dollar. The U.S. dollar declined 5.6% on a trade-weighted basis during the annual period. As the value of the U.S. dollar decreases, the dollar value of foreign investments typically increases, and vice versa. On average, the Fund had approximately 63% of its net assets exposed to foreign currencies during the annual period, up from approximately 55% on average during the prior 12-month period.

Relative to the Barclays Capital Index, the Fund was helped during the annual period by most of our investment decisions. Good issue selection, especially among investment grade corporate bonds, contributed positively to the Fund's results. For example, the Fund benefited from an overweight position in U.S. corporate bonds vs. an underweight position in non-U.S. corporate bonds. During the first quarter, overweight positions in industrial and utility issues vs. an underweight position in financial issues also helped. Our sector decisions also benefited the Fund's results, notably the Fund's allocations to high yield corporate bonds and emerging market debt.

Currency positioning aided the Fund's performance as well, especially the Fund's overweight positions in commodity-related currencies, such as the Australian dollar, New Zealand dollar and Norwegian krone, and cyclically-sensitive currencies, such as the Swedish krona and Polish zloty. Exposure to emerging market currencies, such as the Brazilian real and Indonesian rupiah, also helped. Finally, we added return vs. the Barclays Capital Index through duration and country allocation decisions.

The primary detractors from Fund performance came from yield curve positioning, particularly our positioning for flatter yield curves in several markets. Rather than the differential between yields at the long-term and short-term ends of the yield curve narrowing as we anticipated, the yield curves in several markets actually steepened, meaning long-term yields became increasingly higher than short-term yields.


PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Asset-Backed                                                            3.0%
----------------------------------------------------------------------------
Commercial Mortgage-Backed                                              2.4%
----------------------------------------------------------------------------
Consumer Discretionary                                                  1.6%
----------------------------------------------------------------------------
Consumer Staples                                                        1.5%
----------------------------------------------------------------------------
Energy                                                                  1.5%
----------------------------------------------------------------------------
Financials                                                              6.9%
----------------------------------------------------------------------------
Foreign Government                                                     52.9%
----------------------------------------------------------------------------
Health Care                                                             0.4%
----------------------------------------------------------------------------
Industrials                                                             0.6%
----------------------------------------------------------------------------
Materials                                                               1.1%
----------------------------------------------------------------------------
Residential Mortgage-Backed                                             5.8%
----------------------------------------------------------------------------
Telecommunication                                                       3.8%
----------------------------------------------------------------------------
U.S. Government Obligations & Agencies                                  8.8%
----------------------------------------------------------------------------
Utilities                                                               6.7%
----------------------------------------------------------------------------
Other(2)                                                                3.0%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
46  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Global Bond Fund

Relative to the Fund's peer group, the Fund saw its strongest performance during the first half of the annual period, especially in months when financials underperformed dramatically. This suggests that our issue selection within corporate bonds was a major contributor to the Fund's results. It also appears we added risk to the Fund earlier in the market recovery process than many of the Fund's peers, further aiding relative performance during the first half of the annual period. The Fund's peers, however, seemed to have turned up the dial more aggressively once they did start adding risk, enabling them to regain ground during the second half of the annual period when risk assets of virtually all types experienced sharp gains.

QUALITY BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

AAA rating                                                             43.4%
----------------------------------------------------------------------------
AA rating                                                              19.3%
----------------------------------------------------------------------------
A rating                                                               15.3%
----------------------------------------------------------------------------
BBB rating                                                             14.3%
----------------------------------------------------------------------------
Non-investment grade                                                    7.7%
----------------------------------------------------------------------------
Non-rated                                                               0.0%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

CHANGES TO THE FUND'S PORTFOLIO
We made several changes to portfolio positioning during the annual period. We had increased the Fund's investment grade corporate bond exposure in late 2008, with a strong bias toward industrial and utility issuers. We maintained that positioning until March and April 2009, when we reduced the Fund's overweight in industrial issues while simultaneously covering part of the Fund's underweight in financial issues. Then, around the middle of the year, we started to pare back the Fund's overall exposure to investment grade corporate bonds on the view that the sharp tightening in yield spreads, back to pre-crisis levels in many industries, had outpaced the actual improvement seen in corporate fundamentals. We also trimmed the Fund's exposure to U.S. agency mortgage-backed securities at about the same time, as yield spreads in that sector moved to pre-crisis levels on the back of substantial purchases by the Federal Reserve Board (the Fed). We offset the risk reduction in these investment grade sectors by increasing the Fund's exposure to below investment grade securities, where we felt that yield spreads better compensated the Fund for the risks involved. Yield spreads are the differential between yields on securities within a given fixed income sector and those of comparable-duration U.S. Treasuries.

On currencies, we maintained the Fund's underweight in the U.S. dollar throughout the annual period, but moderated that positioning toward the end of the year. We increased the Fund's exposure to several emerging market and peripheral European currencies, including the Brazilian real, Mexican peso, Indonesian rupiah, Swedish krona

TOP TEN COUNTRIES(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

United States                                                          37.6%
----------------------------------------------------------------------------
Japan                                                                  11.5%
----------------------------------------------------------------------------
Germany                                                                 5.7%
----------------------------------------------------------------------------
France                                                                  4.6%
----------------------------------------------------------------------------
Italy                                                                   4.4%
----------------------------------------------------------------------------
Netherlands                                                             4.0%
----------------------------------------------------------------------------
United Kingdom                                                          3.6%
----------------------------------------------------------------------------
Canada                                                                  3.0%
----------------------------------------------------------------------------
Spain                                                                   2.4%
----------------------------------------------------------------------------
Greece                                                                  2.4%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  47

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Global Bond Fund


and Norwegian krone. Against this, we decreased the Fund's exposure to the British pound, the euro and the yen. At the very end of the annual period, we also pared back modestly the Fund's exposure to the Australian and New Zealand dollars on our view that these two currencies were ripe for some profit taking.

OUR FUTURE STRATEGY
At the end of December 2009, we were positioning the Fund for continued recovery in the global economy, but cautiously so, given the dramatic rebound in risk assets during the annual period. We expect the major central banks to keep monetary policy at highly accommodative levels until the second half of 2010, if not later. The ample supply of liquidity resulting from these policies should support economic growth and further gains in risk assets, but risk premiums across a range of markets looked, at the end of the annual period, rather skinny relative to the actual improvement seen so far in economic and corporate fundamentals. Put differently, we would argue that a lot of good news about the economic recovery process is already priced in, and this warrants some caution even if we think the trend may continue in the months ahead due to ample global liquidity.

We currently intend to continue to hold less exposure to the U.S. dollar in the Fund than the Barclays Capital Index. From a long-term valuation perspective, the U.S. dollar was moderately undervalued at the end of the annual period, especially against other major developed currencies. At the same time, we believe the necessary components of a sustained dollar rally are not yet in place and will not be in place for some time. We think the Fed will need to be well into its tightening cycle before the U.S. dollar can find a true bottom and then appreciate in sustained fashion, especially if U.S. fiscal policy remains loose.

As always, we constantly monitor the market for changing conditions and regularly review the Fund's duration, country, sector, yield curve, and currency positioning in an effort to seek an attractive balance between risk and potential return. Our sector teams remain focused on careful individual security selection, as we continue to seek opportunities to capitalize on attractively valued bonds.


Nic Pifer, CFA(R)
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
48  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE  ----------------------------------------------

RiverSource VP - Global Bond Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- Global Bond Fund (from 1/1/00 to 12/31/09) as compared to the performance of the Barclays Capital Global Aggregate Index and the Lipper Global Income Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- GLOBAL BOND FUND LINE GRAPH)


                             RIVERSOURCE VP    BARCLAYS CAPITAL    LIPPER GLOBAL
                                - GLOBAL       GLOBAL AGGREGATE     INCOME FUNDS
                                BOND FUND          INDEX(1)           INDEX(2)
                             --------------    ----------------    -------------
12/99                            $10,000            $10,000           $10,000
3/00                               9,964             10,007            10,036
6/00                               9,969             10,056            10,057
9/00                               9,815              9,940            10,006
12/00                             10,324             10,317            10,417
3/01                              10,141             10,171            10,387
6/01                               9,974             10,107            10,355
9/01                              10,554             10,732            10,694
12/01                             10,464             10,480            10,678
3/02                              10,360             10,394            10,632
6/02                              11,159             11,322            11,177
9/02                              11,488             11,739            11,457
12/02                             12,031             12,212            11,925
3/03                              12,377             12,540            12,303
6/03                              12,909             13,009            12,904
9/03                              13,065             13,207            13,031
12/03                             13,595             13,739            13,500
3/04                              13,836             14,015            13,784
6/04                              13,464             13,609            13,377
9/04                              13,947             14,068            13,824
12/04                             14,958             15,013            14,648
3/05                              14,623             14,704            14,419
6/05                              14,481             14,631            14,508
9/05                              14,383             14,517            14,463
12/05                             14,212             14,340            14,368
3/06                              14,183             14,326            14,432
6/06                              14,541             14,668            14,680
9/06                              14,827             14,984            14,980
12/06                             15,168             15,292            15,403
3/07                              15,355             15,490            15,615
6/07                              15,275             15,352            15,534
9/07                              16,014             16,213            16,144
12/07                             16,328             16,741            16,506
3/08                              17,017             17,852            16,958
6/08                              16,697             17,332            16,554
9/08                              15,963             16,667            15,648
12/08                             16,258             17,543            15,261
3/09                              15,934             16,972            15,023
6/09                              17,040             17,809            16,196
9/09                              18,228             18,919            17,646
12/09                             18,110             18,758            18,007




(1) The Barclays Capital Global Aggregate Index, an unmanaged market capitalization weighted benchmark, tracks the performance of investment grade fixed income securities denominated in 13 currencies. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Global Income Funds Index includes the 30 largest global income funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  49

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - Global Inflation Protected Securities Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Global Inflation Protected Securities Fund (the Fund) gained
  6.84% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its primary benchmark, the Barclays Capital World
  Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar), which advanced 8.83% and its previous benchmark, the Barclays Capital Global Inflation-Linked Index (fully hedged to the U.S. dollar), which returned +9.18% during the same period.

> The Fund also underperformed the Barclays Capital U.S. Government Inflation-
  Linked Bond Index advanced 10.48% for the same time frame.

> The Fund also underperformed the Blended Index (made up of 50% Barclays
  Capital World Government Inflation-Linked Bond Index, excluding U.S., fully hedged to the U.S. dollar, and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index), which rose 9.10%.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                           SINCE
                                                                                         INCEPTION
                                                               1 YEAR  3 YEARS  5 YEARS   9/13/04
--------------------------------------------------------------------------------------------------
RiverSource VP -- Global Inflation Protected Securities Fund   +6.84%   +4.91%   +3.74%    +4.07%
--------------------------------------------------------------------------------------------------
Barclays Capital World Government Inflation-Linked Bond
  Index (fully hedged to the U.S. dollar) (unmanaged)          +8.83%   +5.66%   +4.81%    +5.23%
--------------------------------------------------------------------------------------------------
Barclays Capital U.S. Government Inflation-Linked Bond Index
  (unmanaged)                                                 +10.48%   +6.67%   +4.62%    +4.89%
--------------------------------------------------------------------------------------------------
Barclays Capital Global Inflation-Linked Index (fully hedged
  to the U.S. dollar) (unmanaged)                              +9.18%   +5.65%   +4.79%    +5.26%
--------------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                      +9.10%   +5.83%   +4.80%    +5.21%
--------------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses. It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
           X              HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.



There are risks associated with an investment in a bond fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for more information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities.


--------------------------------------------------------------------------------
50  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Global Inflation Protected Securities Fund

RiverSource VP - Global Inflation Protected Securities Fund (the Fund) gained 6.84% for the 12 months ended Dec. 31, 2009. The Fund underperformed its primary benchmark, the Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) which advanced 8.83% and its previous benchmark, the Barclays Capital Global Inflation-Linked Index (fully hedged to the U.S. dollar), which returned 9.18% during the same period. The Fund also underperformed the Blended Index (made up of 50% Barclays Capital World Government Inflation-Linked Bond Index, excluding U.S., fully hedged to the U.S. dollar, and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index), which rose 9.10%. The Barclays Capital U.S. Government Inflation-Linked Bond Index advanced 10.48% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The Fund benefited from its significant exposure to Treasury Inflation Protected Securities (TIPS), whose interest payments are automatically adjusted to help offset inflation. Overall U.S. inflation that accrued to the Fund during the annual period was -0.14%; that is, there was some deflation. Still, yields on TIPS moved generally lower during the annual period, responding favorably to heavy monetary and fiscal stimulus from the U.S. government in an effort to head off a severe economic recession and to prevent prolonged deflation.

Outside of the U.S., inflation protected government bonds generally achieved positive returns, outperforming equivalent nominal (non-inflation protected) bonds during the annual period. Regionally, inflation protected government bonds in the markets of Italy, Japan, Canada and the U.K. outperformed inflation protected government bonds in the markets of Greece and Australia. From a maturity perspective, shorter-term inflation protected government bonds generally outperformed longer-term inflation protected government bonds.

When reviewing the performance of TIPS, it is critical to monitor the overall inflation rate used to measure the cost of living, which takes into consideration food and energy. It is the overall inflation rate to which the principal and interest on TIPS are tied. Actual U.S. inflation, at 2.7% for the 12 months ended Dec. 31, 2009, came in higher than expected, due in large part to the 77.9% surge in crude oil prices over the annual period. To compare, overall U.S. inflation was up only 0.1% in 2008, as crude oil prices fell 53.5% that year.

Relative to the Blended Index, the Fund benefited from our tactical allocation strategies overall, wherein we allocated a portion of the Fund's net assets to fixed income sectors other than TIPS that we believed presented relative value opportunities. For example, we opportunistically invested in agency mortgage-backed securities during the annual period. The Fund also benefited from adding currency exposure to pick up extra yield and to take advantage of the weakness in the U.S. dollar during the year overall. With short-term interest rates in the U.S. near

COUNTRY BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Australia                                                               2.0%
----------------------------------------------------------------------------
Canada                                                                  3.1%
----------------------------------------------------------------------------
France                                                                  9.4%
----------------------------------------------------------------------------
Germany                                                                 0.9%
----------------------------------------------------------------------------
Greece                                                                  1.9%
----------------------------------------------------------------------------
Italy                                                                  10.5%
----------------------------------------------------------------------------
Japan                                                                   2.7%
----------------------------------------------------------------------------
Mexico                                                                  0.7%
----------------------------------------------------------------------------
Sweden                                                                  1.1%
----------------------------------------------------------------------------
United Kingdom                                                         16.4%
----------------------------------------------------------------------------
United States                                                          47.2%
----------------------------------------------------------------------------
Other(2)                                                                4.1%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  51

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Global Inflation Protected Securities Fund


zero, we looked for other markets that had higher-yielding interest rates with currencies that have the potential to appreciate against the U.S. dollar. Thus, toward the end of the annual period, we added exposure to both nominal and inflation protected government bonds in Australia and to nominal Mexican government bonds on an unhedged basis. That is, we added currency exposure to the Australian dollar and the Mexican peso.

Detracting from the Fund's performance relative to the Blended Index during the annual period was its relative underweight in inflation protected government bonds and its positions in nominal government bonds. In late 2008, nominal government bonds significantly outperformed inflation protected government bonds. During that time, the break-even spread (the differential in interest rates between nominal government bonds and equivalent-duration inflation protected bonds) fell dramatically. Given our expectations of relatively weak economic growth leading to fairly soft inflation data going into 2009, we did not expect there would be as much demand for inflation protected government bonds during the annual period as there was. But as markets began to normalize and risk appetites staged a rebound, break-even spreads moved up much higher than anticipated. Investors had already begun to believe that government stimulus actions, and the resultant national debt, would lead to higher inflation in the future.

Some of the Fund's country allocation decisions also detracted from its annual results. The Fund's underweighted allocations to the U.K. and Japan hurt the Fund's performance, as the Bank of England and Bank of Japan initiated quantitative easing. In other words, these two central banks were buying back their nation's own bonds in an effort to keep yields low and to inject liquidity into the system. The Fund's positions in Greece's inflation protected bonds detracted from results due to recent downgrades by independent rating agencies Standard & Poor's and Fitch on concerns about that nation's sizable budget deficit and debt.

CHANGES TO THE FUND'S PORTFOLIO
As mentioned earlier, we opportunistically invested in agency mortgage-backed securities, added currency exposure in the Australian dollar and Mexican peso, and added yield through country allocation. By the end of the annual period, we had brought both the Fund's allocation to TIPS, which had been less than that of the Blended Index, and its yield curve positioning, which had been concentrated at the longer-term end of the TIPS yield curve (spectrum of maturities) to close to that of the Blended Index. Outside of the U.S., we also reduced the Fund's underweighted positions in U.K. and Japanese inflation protected government bonds in reaction to government measures to purchase back their own securities to support their respective markets. The Fund's portfolio turnover rate for the annual period was 135%.*

OUR FUTURE STRATEGY
In our view, the deflationary expectations seen during the months following the demise of Lehman Brothers in September 2008 are not coming back any time soon, given the Federal Reserve Board's (the Fed's) commitment to economic recovery. Indeed, we expect inflation to move moderately higher over the course of 2010, although we do not believe it will be a major issue until the economy starts heating up in earnest again. Movements in energy prices

QUALITY BREAKDOWN OF FIXED INCOME SECURITIES(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

AAA rating                                                             82.0%
----------------------------------------------------------------------------
AA rating                                                               4.0%
----------------------------------------------------------------------------
A rating                                                               12.0%
----------------------------------------------------------------------------
BBB rating                                                              2.0%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
52  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Global Inflation Protected Securities Fund

will likely remain the key driver of overall inflation going forward. At the same time, we believe core inflation, which excludes food and energy, will remain relatively benign as there is still considerable economic slack in the system. For 2009, core inflation rose 1.8%, the same increase as in 2008. The Fed will no doubt closely monitor changes in overall inflation, core inflation and the robustness of the overall economy in determining when to remove its accommodative monetary policy and start raising interest rates.

Given this view, we currently intend to maintain the Fund's duration (a measure of the Fund's sensitivity to changes in interest rates) slightly shorter than that of the Blended Index for the near term. We also intend to maintain the Fund's emphasis on inflation protected securities over nominal bonds in the months ahead. We will, of course, continue to closely monitor inflation figures, real rates, security prices, economic data and Fed policy shifts and adjust the portfolio's holdings and duration stance if necessary.


Todd White           Nic Pifer, CFA(R)
Portfolio Manager    Portfolio Manager



* A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transactions costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall Fund.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  53

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - Global Inflation Protected Securities Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- Global Inflation Protected Securities Fund (from 9/13/04 to 12/31/09) as compared to the performance of the Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar), the Barclays Capital U.S. Government Inflation-Linked Bond Index, the Barclays Capital Global Inflation-Linked Index (fully hedged to the U.S. dollar) and a Blended Index consisting of 50% Barclays Capital World Government Inflation-Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- GLOBAL INFLATION PROTECTED SECURITIES FUND LINE GRAPH)


                                                                                                          BARCLAYS CAPITAL
                                                                                                      GLOBAL INFLATION-LINKED
                                RIVERSOURCE VP         BARCLAYS CAPITAL         BARCLAYS CAPITAL            INDEX (FULLY
                                   - GLOBAL            WORLD GOVERNMENT         U.S. GOVERNMENT              HEDGED TO
                             INFLATION PROTECTED    INFLATION-LINKED BOND    INFLATION-LINKED BOND            THE U.S.
                               SECURITIES FUND             INDEX(1)                 INDEX(2)                 DOLLAR)(3)
                             -------------------    ---------------------    ---------------------    -----------------------
9/13/04                            $10,000                 $10,000                  $10,000                   $10,000
9/30/04                             10,050                  10,072                   10,054                    10,069
12/04                               10,284                  10,359                   10,308                    10,378
3/05                                10,249                  10,362                   10,273                    10,358
6/05                                10,515                  10,734                   10,584                    10,748
9/05                                10,507                  10,848                   10,587                    10,875
12/05                               10,572                  10,955                   10,589                    10,982
3/06                                10,378                  10,761                   10,368                    10,781
6/06                                10,387                  10,765                   10,413                    10,781
9/06                                10,756                  11,157                   10,785                    11,167
12/06                               10,699                  11,105                   10,641                    11,118
3/07                                10,813                  11,198                   10,899                    11,208
6/07                                10,682                  11,073                   10,824                    11,078
9/07                                11,094                  11,517                   11,313                    11,515
12/07                               11,548                  11,977                   11,894                    11,971
3/08                                12,025                  12,422                   12,502                    12,418
6/08                                11,997                  12,425                   12,463                    12,422
9/08                                11,710                  12,183                   12,010                    12,175
12/08                               11,563                  12,037                   11,691                    12,011
3/09                                11,761                  12,257                   12,240                    12,251
6/09                                11,880                  12,475                   12,315                    12,486
9/09                                12,263                  12,920                   12,694                    12,934
12/09                               12,354                  13,099                   12,917                    13,113
                             BLENDED INDEX(4)
                             ----------------
9/13/04                           $10,000
9/30/04                            10,070
12/04                              10,354
3/05                               10,352
6/05                               10,716
9/05                               10,815
12/05                              10,909
3/06                               10,711
6/06                               10,721
9/06                               11,111
12/06                              11,042
3/07                               11,166
6/07                               11,051
9/07                               11,505
12/07                              11,991
3/08                               12,469
6/08                               12,463
9/08                               12,176
12/08                              11,996
3/09                               12,269
6/09                               12,466
9/09                               12,898
12/09                              13,087




(1) The Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) is an unmanaged index that measures the performance of the major government inflation-linked bond markets, including the United States, the United Kingdom, Australia, Canada, Sweden, France, Italy, Japan, Germany and Greece. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Barclays Capital U.S. Government Inflation-Linked Bond Index is an unmanaged index that measures the performance of the U.S. government inflation-linked bond market. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Barclays Capital Global Inflation-Linked Index (fully hedged to the U.S. dollar) is an unmanaged index that measures the performance of the inflation protected securities issued in countries around the world, including the United States, the United Kingdom, Canada, Sweden and France. The index reflects reinvestment of all distributions and changes in market prices.
(4) The Blended Index consists of 50% Barclays Capital World Government Inflation-Linked Index (excluding U.S., fully hedged to the U.S. dollar) and 50% Barclays Capital U.S. Government Inflation-Linked Bond Index.

Effective May 1, 2009, the Barclays Capital Global Inflation-Linked Index (fully hedged to the U.S. dollar) was replaced with the Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) as the Fund's primary benchmark. The investment manager made this recommendation to the Fund's Board because the new index more closely aligns to the Fund's investment strategy. Information on both indexes will be included for a one-year transition period. In the future, however, only the Barclays Capital World Government Inflation-Linked Bond Index (fully hedged to the U.S. dollar) will be included.


--------------------------------------------------------------------------------
54  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - High Yield Bond Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - High Yield Bond Fund (the Fund) gained 53.86% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the unmanaged JP Morgan Global High
  Yield Index, which increased 58.90%.

> The Fund outperformed the Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, which rose 49.49% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------



                                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------
RiverSource VP -- High Yield Bond Fund                        +53.86%   +5.45%   +6.21%   +5.30%
-------------------------------------------------------------------------------------------------
JP Morgan Global High Yield Index (unmanaged)                 +58.90%   +6.15%   +6.56%   +7.09%
-------------------------------------------------------------------------------------------------
Lipper High Current Yield Bond Funds Index                    +49.49%   +2.80%   +4.27%   +4.13%
-------------------------------------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                          HIGH
                          MEDIUM   QUALITY
           X              LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  55

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - High Yield Bond Fund

RiverSource VP - High Yield Bond Fund (the Fund) gained 53.86% for the 12 months ended Dec. 31, 2009. The Fund underperformed its benchmark, the unmanaged JP Morgan Global High Yield Index (JP Morgan Index), which increased 58.90%. However, the Fund outperformed the Lipper High Current Yield Bond Funds Index, representing the Fund's peer group, which rose 49.49% during the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The high yield corporate bond market began 2009 in the midst of a rally that had begun in mid-December 2008, as waning risk aversion led to increased investor demand and the new issuance market opened up. High yield corporate bond spreads (the yield differential between these securities and Treasuries) tightened significantly. However, in February, increased skepticism over the efficacy of the U.S. banking bailout sparked a downward spiral in the equity markets. The high yield corporate bond market followed suit, as default activity reached higher levels and investor concern dominated. All of the gains earned by the high yield corporate bond market since the start of the year were erased over a period of 17 trading days, and high yield corporate bond spreads widened. Then, in early March, several top banking executives from firms previously requiring bailout funds declared they were seeing profitable business year-to-date. Treasury Secretary Tim Geithner subsequently added clarity to his financial stability plan, including a detailed program to remove bad assets from banks' balance sheets. As a result, the markets turned yet again.

From early March through the end of the year, the U.S. equity markets experienced a strong recovery, and the high yield corporate bond market joined the rally, experiencing a rather steady climb. High yield corporate bond spreads tightened substantially. Fundamentals, including defaults and downgrades, remained challenged. Strong supply/demand technical factors, however, supported the March-through-December rally within the high yield corporate bond market.

While there was a notable lack of new issuance during the first quarter of the year overall, the new issuance market opened up during the second quarter, such that there was $55 billion of new issuance - primarily refinancings - from April through June, the highest level of issuance seen since the second quarter of 2007. Then, when companies began to be able to once again access capital during the second half of the year, the new issuance market exploded. Indeed, 2009 was a record year for new issuance within the high yield corporate bond market, with 408 new issues totaling $181 billion coming to market. Low dealer inventory further supported the rally within the high yield corporate bond market. Meanwhile, ebbing risk aversion led to an extremely strong inflow of investment to the sector. In part, signs of healing in the financial markets, supported by a tremendous amount of liquidity injected into the system by the Federal Reserve Board (the Fed), and a sense that the worst of the economic recession and

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                                                 20.4%
----------------------------------------------------------------------------
Consumer Staples                                                        6.3%
----------------------------------------------------------------------------
Energy                                                                  9.7%
----------------------------------------------------------------------------
Financials                                                              3.4%
----------------------------------------------------------------------------
Health Care                                                            10.8%
----------------------------------------------------------------------------
Industrials                                                             4.7%
----------------------------------------------------------------------------
Materials                                                              14.8%
----------------------------------------------------------------------------
Telecommunication                                                      19.7%
----------------------------------------------------------------------------
Utilities                                                               6.2%
----------------------------------------------------------------------------
Other(2)                                                                4.0%
----------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
56  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - High Yield Bond Fund


financial crises were behind us, led investors to be increasingly comfortable with previously downtrodden names. As investors sought yield in an increasingly less risk-averse manner, approximately $31 billion flowed into high yield corporate bond mutual funds alone during the year.

All segments of the JP Morgan Index generated positive returns during the annual period. Some of the best performing industries were broadcasting, chemicals, housing, technology, retail, financials and transportation. Utilities, wireline telecommunications, cable TV, aerospace and food/drug were among the comparatively lagging industries for the year. From a credit quality perspective, lower quality high yield corporate bonds performed best. More specifically, bonds rated CCC returned significantly more than twice that of either B-rated or BB-rated bonds during the year.


QUALITY BREAKDOWN OF FIXED INCOME SECURITIES(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

BBB rating                                                              3.8%
----------------------------------------------------------------------------
BB rating                                                              30.2%
----------------------------------------------------------------------------
B rating                                                               43.5%
----------------------------------------------------------------------------
CCC rating                                                             16.5%
----------------------------------------------------------------------------
D rating                                                                5.8%
----------------------------------------------------------------------------
Non-rated                                                               0.2%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 5.1% of the bond portfolio assets were determined through internal analysis.

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Noranda Aluminum Acquisition
  5.27% 2015                                                            2.1%
----------------------------------------------------------------------------
Chemtura
  6.88% 2016                                                            1.7%
----------------------------------------------------------------------------
NRG Energy
  7.38% 2017                                                            1.5%
----------------------------------------------------------------------------
DaVita
  7.25% 2015                                                            1.4%
----------------------------------------------------------------------------
IASIS Healthcare LLC
  5.53% 2014                                                            1.4%
----------------------------------------------------------------------------
Dresser
  5.99-6.02% 2015                                                       1.4%
----------------------------------------------------------------------------
CIT Group
  7.00% 2017                                                            1.4%
----------------------------------------------------------------------------
Hexion Specialty Chemicals
  2.56% 2013                                                            1.2%
----------------------------------------------------------------------------
FairPoint Communications
  0.00% 2015                                                            1.1%
----------------------------------------------------------------------------
Shingle Springs Tribal Gaming Authority
  9.38% 2015                                                            1.1%
----------------------------------------------------------------------------



(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  57

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - High Yield Bond Fund

While the Fund generated robust absolute returns, it lagged its benchmark index during the annual period due primarily to its underweighted positions relative to the JP Morgan Index in some of the cyclical industries, including financials and retail, that rallied most strongly. However, we remained concerned about the fundamentals in these industries. In our view, the extended run of the rally in the high yield corporate bond market may have gotten ahead of fundamentals. We preferred to maintain our long-term perspective, choosing to maintain greater exposure to the more defensive, less cyclical, comparatively stable industries rather than chase the "hot" segments of the market. During the year, however, these more defensive industries, such as cable TV and wireline telecommunications, lagged the JP Morgan Index, and thus the Fund's significant allocations to these industries detracted.

The Fund was also hurt by its overweight positioning in the gaming sector. There had been a long-held and widespread view that gaming was a rather recession-resistant industry. However, the gaming industry surprised many when it was hit hard during the period by the downturn in the economy, especially casinos in Las Vegas. Fund positions in MGM MIRAGE and FONTAINEBLEAU LAS VEGAS HOLDINGS were particular disappointments. While we continued to hold the Fund's position in MGM Mirage, we did reposition within its debt structure to a more secured status. The Fund held both bonds and bank debt in a casino construction project of Fontainebleau Las Vegas. While the project remained on time and on budget, its prospects for profitability going forward grew dimmer, given the economic outlook and the tremendous amount of other new construction taking place in Las Vegas. The position fell rather dramatically, and we sold the Fund's holdings in Fontainebleau Las Vegas during the second half of the year. It is important to note that the Fund focused within gaming on what are considered new jurisdictions, such as Native American casinos, which we still consider to be compelling opportunities, and steered away from established jurisdictions, such as Las Vegas. Nevertheless, the non-Vegas gaming operations were somewhat brushed by the broad stroke of a downturn in the industry during the period as well. In other industries, there were no real detractors from the Fund's results during the year from an individual security perspective.

On the positive side, overweight positions and strong issue selection within the specialty chemicals and health care industries contributed significantly to the Fund's results. Within specialty chemicals, a sizable position in the senior secured bank debt of HEXION SPECIALTY CHEMICALS was a particularly strong performer for the Fund during the year. CHEMTURA was in bankruptcy status for most of the year, but its bonds traded up to above par levels, or well over a hundred cents on the dollar, as investors anticipated solid recoveries coming out of that bankruptcy. NOVA CHEMICALS was another strong performer, especially after it agreed to be purchased by Abu Dhabi's International Petroleum Investment Co. (IPIC). In health care, holdings in the issues of hospital operating companies HCA and IASIS HEALTHCARE and acute care facilities company SELECT MEDICAL benefited the Fund's results. The market grew increasingly comfortable with prospects ahead for HCA and Iasis Healthcare. Select Medical benefited from the fact that it carried out an initial public offering (IPO) during the year and used part of the proceeds to help reduce debt on its balance sheet.

Sizable positions in several other holdings across a wide variety of industries also boosted the Fund's results. Wireless telecommunications leader SPRINT NEXTEL performed well, as the market appreciated the company's prospects given its strong balance sheet and its ability to generate strong cash flow. A position in aluminum producer NORANDA ALUMINUM benefited from the economic rebound, higher underlying aluminum prices and some company specific factors. A significant holding in the bank debt of FORD MOTOR also contributed positively to the Fund's performance. Ford Motor performed well, in large part due to the fact that it emerged as the sole American automaker in a position to survive the steepest sales downturn in decades without a government bailout.

CHANGES TO THE FUND'S PORTFOLIO
Beginning approximately mid-way through the annual period, we sought to monetize some gains earned during the rally in the high yield corporate bond market, taking profits in select higher beta names. (Beta is a measure of sensitivity to market movements.) We also reduced the Fund's exposure to bank loans, as these securities had performed well and contributed positively to the Fund's results during the rally. We redeployed the proceeds into

--------------------------------------------------------------------------------
58  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - High Yield Bond Fund

both the robust new issue market in those areas where we still saw value and into core holdings in more stable, less cyclical parts of the market.

From an industry perspective, we reduced the Fund's allocation to wireless telecommunications and increased its weightings to health care and to energy, particularly in exploration and production companies. The Fund's portfolio turnover rate for the annual period was 102%.

At the end of December, the Fund had materially greater exposure than the JP Morgan Index in the cable TV, chemicals, gaming, health care and wireline telecommunications industries. Underweights in the Fund's portfolio included the financials, technology, retail, metals and mining, and housing areas. The Fund also maintained holdings in the energy, utilities and wireless telecommunications industries, each at approximately equal weighting to the JP Morgan Index.

OUR FUTURE STRATEGY
By the end of 2009, the high yield corporate bond market had come a long way from its lows in mid-December 2008. Better economic data, including the possibility of bottoms in both the housing and labor markets, helped spur the rally in high yield corporate bonds. Further, corporate earnings had generally been in line with, or better than, expectations during the second half of the year. An even greater catalyst, perhaps, was improved access to capital by companies, enabling many to refinance their early maturity debt and push out their bank debt and bond maturities. The combination of the positive news in the economy and credit markets led to a decline in default rates during the fourth quarter and anticipation of a downward trend in default rates in the year ahead. Specifically, the JP Morgan "par weighted" default rate was 10.23% at the end of December 2009, having reached a peak for the year in November at 10.95%. JP Morgan is forecasting a default rate within this segment of the fixed income market of approximately 4% by year-end 2010, trending down to its long-term historical averages of 4.14% over the past ten years and of 4.30% over the past 25 years.

All that said, we believe much of this good news was already priced into the high yield corporate bond market by the end of 2009 and concerns going forward persist. Unemployment levels are expected to remain high and job growth slow. Another concern is how the market will react when the Fed eventually removes the huge amounts of liquidity it has injected into the financial system and its various stimulus and purchase programs expire. Further, record high government deficits need to be financed. In our view, one of the major questions going forward is what will happen to interest rates. We believe that interest rates will likely trend higher in the months to come.

In short, then, we believe the high yield corporate bond market stood at something of a crossroads at the end of 2009, with significant positive factors to its one side and with material concerns and uncertainties to its other. Given this view, we believe it is more prudent to not have a great deal of lower quality, riskier investments in the Fund's portfolio. With spreads (the differential in yields) between rating categories within the high yield corporate bond market reaching tremendously compressed levels in the last months of the year, we also do not feel we would be adequately compensated to go out on the risk spectrum. We therefore believe the Fund's portfolio was prudently constructed at the end of the year, with an emphasis on those industries widely considered to be comparatively stable, defensive and non-cyclical in nature.

As we move forward, we believe that the high yield corporate bond market will increasingly be a bond-picker's market rather than one directed by more broad industry or sector bets. We thus believe as strongly as ever that the key to potential outperformance will be leveraging our strength in credit research. We employ a bottom-up approach when selecting bonds. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries it covers. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when we believe that risks outweigh a bond's total return potential.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  59

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - High Yield Bond Fund

We intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns. As always, our disciplined credit selection, based on strong fundamental analysis and rigorous risk management, remains our guiding principle.


Scott Schroepfer, CFA(R)
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
60  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - High Yield Bond Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- High Yield Bond Fund (from 1/1/00 to 12/31/09) as compared to the performance of the JP Morgan Global High Yield Index and the Lipper High Current Yield Bond Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- HIGH YIELD BOND FUND LINE GRAPH)


                                                                               LIPPER HIGH
                                     RIVERSOURCE VP-HIGH       JP MORGAN      CURRENT YIELD
                                          YIELD BOND          GLOBAL HIGH       BOND FUNDS
                                             FUND           YIELD INDEX(1)       INDEX(2)
                                     -------------------    --------------    -------------
12/99                                      $10,000              $ 10000          $10,000
3/00                                         9,748                9,831            9,848
6/00                                         9,700                9,880            9,809
9/00                                         9,681                9,913            9,732
12/00                                        9,070                9,418            9,029
3/01                                         9,549                9,906            9,338
6/01                                         9,365                9,822            9,041
9/01                                         8,978                9,386            8,489
12/01                                        9,488                9,934            8,935
3/02                                         9,427               10,156            8,972
6/02                                         8,599                9,906            8,470
9/02                                         8,555                9,605            8,217
12/02                                        8,894               10,146            8,720
3/03                                         9,391               10,816            9,258
6/03                                        10,234               11,846           10,092
9/03                                        10,578               12,215           10,396
12/03                                       11,133               12,937           11,018
3/04                                        11,316               13,287           11,216
6/04                                        11,293               13,232           11,171
9/04                                        11,905               13,819           11,603
12/04                                       12,402               14,431           12,158
3/05                                        12,283               14,266           11,987
6/05                                        12,565               14,594           12,230
9/05                                        12,716               14,752           12,398
12/05                                       12,901               14,875           12,522
3/06                                        13,282               15,290           12,842
6/06                                        13,285               15,333           12,816
9/06                                        13,727               15,883           13,235
12/06                                       14,295               16,578           13,796
3/07                                        14,759               17,081           14,169
6/07                                        14,766               17,179           14,252
9/07                                        14,773               17,205           14,258
12/07                                       14,562               17,056           14,089
3/08                                        13,950               16,558           13,596
6/08                                        14,444               16,870           13,805
9/08                                        13,453               15,503           12,626
12/08                                       10,896               12,480           10,025
3/09                                        11,379               13,238           10,372
6/09                                        14,230               16,213           12,445
9/09                                        15,942               18,657           14,159
12/09                                       16,765               19,831           14,988




(1) The JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  61

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - Income Opportunities Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Income Opportunities Fund (the Fund) gained 42.41% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High
  Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which increased 45.98%.

> The Fund also underperformed its peer group, as represented by the Lipper High
  Current Yield Bond Funds Index, which rose 49.49% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------



                                                                                           SINCE
                                                                                         INCEPTION
                                                               1 YEAR  3 YEARS  5 YEARS    6/1/04
--------------------------------------------------------------------------------------------------
RiverSource VP -- Income Opportunities Fund                   +42.41%   +5.87%   +5.77%    +7.01%
--------------------------------------------------------------------------------------------------
Merrill Lynch U.S. High Yield Cash Pay BB-B Rated
  Constrained Index (unmanaged)                               +45.98%   +4.98%   +5.49%    +6.73%
--------------------------------------------------------------------------------------------------
Lipper High Current Yield Bond Funds Index                    +49.49%   +2.80%   +4.27%    +5.68%
--------------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                          HIGH
                          MEDIUM   QUALITY
           X              LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
62  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Income Opportunities Fund
RiverSource VP - Income Opportunities Fund (the Fund) gained 42.41% for the 12 months ended Dec. 31, 2009. The Fund underperformed its benchmark, the unmanaged Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index (Merrill Lynch Index), which increased 45.98%. The Fund also underperformed its peer group, as represented by the Lipper High Current Yield Bond Funds Index, which rose 49.49% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The high yield bond market posted strong performance during the annual period overall. In the first months of 2009, investors grew increasingly comfortable with the Federal Reserve Board's (the Fed's) and the U.S. government's rescue plans for the economy and the financial system, including a variety of stimulus and acronym-laden packages. Investor risk aversion toward the asset class also waned as it become increasingly clear that high yield bond valuations were likely to increase as a recession, not a depression, materialized. At the end of 2008, high yield bond valuations had been extraordinarily beaten down, having been priced in a depression-like scenario. In the last weeks of March, there were even glimmers of hope that the economy was beginning to stabilize. Included among these were declarations by several top banking executives from firms previously requiring bailout funds that they were seeing profitable business year to date.

Such signs of improvement sparked a rally in the high yield bond market that began in early March and continued through the end of the year in rather steady fashion. High yield bond spreads (the yield differential between these securities and U.S. Treasury securities) tightened substantially. Fundamentals, including defaults and downgrades, remained challenged. However, strong supply/demand technical factors supported the March-through-December rally within the high yield bond market.

There had been a notable lack of new issuance during the first quarter of the year, but the new issuance market opened up during the second quarter. Specifically, there was $55 billion of new issuance, primarily refinancings, from April through June, the highest level of issuance seen since the second quarter of 2007. Then, when companies began to be able to access capital again during the second half of the year, the new issuance market exploded. Indeed, 2009 was a record year for new issuance within the high yield bond market, with 408 new issues totaling $181 billion coming to market. Low dealer inventory further supported the rally within the high yield bond market. Meanwhile, ebbing risk aversion led to an extremely strong inflow of investment to the sector. In part, signs of healing in the financial markets, supported by a tremendous amount of liquidity injected into the system by the Fed and a sense that the worst of the economic recession and financial crises were behind us, led investors to be increasingly comfortable with previously downtrodden names. As investors sought yield in an increasingly less risk-averse manner, approximately $31 billion flowed into high yield bond mutual funds alone during the year.

Against this backdrop, the Fund produced strong absolute returns but underperformed its Lipper peer group primarily because the Fund does not buy bonds rated CCC by both the Moody's and Standard & Poor's rating agencies. Bonds rated CCC, the riskiest issues of the high yield bond market, significantly outperformed bonds rated

QUALITY BREAKDOWN OF FIXED INCOME SECURITIES(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

BBB rating                                                              6.3%
----------------------------------------------------------------------------
BB rating                                                              39.5%
----------------------------------------------------------------------------
B rating                                                               47.2%
----------------------------------------------------------------------------
CCC rating                                                              6.0%
----------------------------------------------------------------------------
D rating                                                                1.0%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

    Bond Ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC (the Investment Manager) rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 2.4% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  63

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Income Opportunities Fund


BB and B during the year. In fact, bonds rated CCC generated annual returns that were more than double that of the annual return of the Merrill Lynch Index, which measures bonds rated BB and B.

The primary reason for the Fund's underperformance of the Merrill Lynch Index was its lack of exposure to financials. Bonds issued by banks, life insurance and other financial companies comprised approximately 9.2% of the Merrill Lynch Index at the end of December 2009. Financials had become an increasingly bigger portion of the Merrill Lynch Index during the first half of the annual period, as "fallen angels," or formerly investment grade corporate bonds, got downgraded and dropped into the Merrill Lynch Index. Meanwhile, as a whole, this segment of the Merrill Lynch Index gained more than 90% during the year. We had avoided investment in financials for a couple of key reasons. First, several of the issues in this sector are hybrid securities. That is, they are not pure bonds, but rather may be converted into preferred or common stock, have their coupons deferred, feature perpetual maturity dates, or have any one of several other non-traditional characteristics. Second, the performance of financials-related bonds was highly dependent on government support, especially during the first half of the year. We chose to make investment decisions for the Fund based on fundamental analysis. Thus, as these financials industry bonds performed strongly during the year, the Fund did not participate in their rally.

To a far more modest degree, having only a moderate allocation to the strongly-performing steel industry and a more sizable exposure to the weaker gaming industry hurt the Fund's results. The steel industry was supported primary by improved industrial demand amidst burgeoning global economic recovery. Demand from emerging markets overall especially strengthened the industrial metal. The gaming industry was hit hard during the period by the downturn in the economy, especially casinos in Las Vegas. While the industry rebounded somewhat in the latter months of the year, it still lagged the Merrill Lynch Index for the annual period overall. It is important to note that the Fund focused within gaming on what are considered new jurisdictions, such as Native American casinos, which we still consider to be compelling opportunities, and had lesser exposure to established jurisdictions, such as Las Vegas.

Given the rally within the high yield bond market, there were few individual holdings that detracted from the Fund's results during the annual period. Those individual holdings that did detract most were hotel and gaming company MGM MIRAGE and Mexican glass maker VITRO. While we continued to hold the Fund's position in MGM Mirage, we did reposition within its debt structure to a more secured status. Vitro had declared bankruptcy during the first months of the annual period, and we sold the Fund's position in the company's debt by the end of the first half, taking a loss.

On the positive side, strong credit selection and sizable allocations to the chemicals, energy and wireless telecommunications industries helped the Fund's results most. Within chemicals, a sizable position in NOVA CHEMICALS was a strong performer, especially after it agreed to be purchased by Abu Dhabi's International Petroleum Investment Co. (IPIC). A sizable position in the senior secured debt of HEXION SPECIALTY CHEMICALS was also a particularly strong performer for the Fund during the year. In energy, significant positions in services

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Nextel Communications 7.38% 2015                                        1.8%
----------------------------------------------------------------------------
Nielsen Finance LLC 10.00% 2014                                         1.1%
----------------------------------------------------------------------------
Select Medical 7.63% 2015                                               1.1%
----------------------------------------------------------------------------
Quicksilver Resources 8.25% 2015                                        1.0%
----------------------------------------------------------------------------
Cricket Communications 7.75% 2016                                       1.0%
----------------------------------------------------------------------------
Midwest Generation LLC 8.56% 2016                                       1.0%
----------------------------------------------------------------------------
HCA 9.25% 2016                                                          0.9%
----------------------------------------------------------------------------
Hilcorp Energy I LP/Finance 7.75% 2015                                  0.9%
----------------------------------------------------------------------------
K Hovnanian Enterprises 10.63% 2016                                     0.9%
----------------------------------------------------------------------------
IASIS Healthcare LLC/Capital 8.75% 2014                                 0.9%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
64  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Income Opportunities Fund


company DRESSER and natural gas exploration and production company SANDRIDGE ENERGY both performed well, benefiting as energy prices rose and cyclical names in general swung back into favor. SandRidge Energy also was boosted by several bondholder-friendly transactions that it carried out during the year, whereby the company either bought assets or bought companies and funded those acquisitions with a large component of equity. In wireless telecommunications, a sizable position in industry leader NEXTEL COMMUNICATIONS added to the Fund's results, as the market appreciated the company's prospects given its strong balance sheet and its ability to generate strong cash flow.

CHANGES TO THE FUND'S PORTFOLIO
As 2009 progressed and we became more comfortable that the economy was in a recession rather than a depression, we increasingly added to names in both defensive and cyclical industries that we felt had compelling risk-adjusted return profiles. As the economy then moved from recession to recovery, we additionally focused more, at the margin, on narrowing the gap in the risk profile between the portfolio and the Merrill Lynch Index. At the end of December, the Fund's stance was still somewhat defensive though not as much as it had been during the first half of the year. As anticipated, the Fund's yield profile was closer to that of the Merrill Lynch Index at the end of the annual period than it was one year prior.

From beginning to end of the annual period, shifts in industry allocation were primarily due to bottom-up security selection decisions rather than to any significant sector or industry bets. That said, the Fund's exposure to cyclical industries, such as chemicals, media and retail, increased. Toward the end of the annual period, we also initiated a position in the financials industry, selecting individual credits based on intensive, in-depth research. For example, we established a sizable position in diversified financial services company CIT GROUP. CIT Group exited its bankruptcy status during the fourth quarter, and, based on our in-depth research and analysis, we believed the company had its balance sheet in order, was able to manage its maturities, and its assets had been rationalized relative to its liabilities. We saw what we felt to be a good entry point to the issuer following its emergence from bankruptcy, as it had not yet been added to the Merrill Lynch Index, and we anticipate that the market will more widely recognize the company's attributes going forward.

We decreased the Fund's exposure to the paper and forest products industry. During the second half of the year, we also sought to monetize some gains earned during the rally in the high yield bond market, taking profits in select names. For example, we trimmed the Fund's position in FORD MOTOR CREDIT. Ford Motor Credit performed well, in large part due to the fact that it emerged as the sole American automaker in a position to survive the steepest sales downturn in decades without a government bailout. We redeployed the proceeds from this and other sales into the robust new issue market and into core holdings.

Throughout the annual period, we stayed committed to the Fund's significant allocations to the energy and gaming industries. We also maintained the Fund's holdings in select higher quality names that were moving toward investment grade status. At the end of December, the Fund had sizable allocations compared to the Merrill Lynch Index in telecommunications (both wireless and wireline), media (including cable TV, broadcast and outdoor), health care, gaming, energy, and chemicals. The Fund had more modest exposure than the Merrill Lynch Index to the financials, retail, steel, and paper and forest products industries at the end of the quarter. The Fund had virtually equal weighting to the Merrill Lynch Index in the utilities, information technology, and aerospace and defense industries at the end of December 2009.

OUR FUTURE STRATEGY
By the end of 2009, the high yield bond market had come a long way from its lows in mid-December 2008. Better economic data, including the possibility of bottoms in both the housing and labor markets, helped spur the rally in high yield bonds. Further, corporate earnings had generally been in line with or better than expectations during the second half of the year. An even greater catalyst, perhaps, was improved access to capital by companies, enabling many to refinance their early maturity debt and push out their bank debt and bond maturities. The combination of the positive news in the economy, in corporate earnings and in the credit markets led to a decline in default rates

--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  65

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Income Opportunities Fund

during the fourth quarter and anticipation of a meaningful downward trend in default rates in the year ahead. Specifically, the JP Morgan "par weighted" default rate was 10.23% at the end of the December, having reached a peak for the year in November at 10.95%. JP Morgan is forecasting a default rate within this segment of the fixed income market of approximately 4% by year-end 2010, trending down to its long-term historical averages of 4.14% over the past ten years and of 4.30% over the past 25 years.

Importantly, yield spreads on bonds rated B and BB were still wide at the end of December 2009, compared to historical averages. Based on our constructive views toward economic recovery, better corporate earnings and improved access to capital, we believe high yield bond spreads will move closer to those historical averages in the coming year.

All that said, we believe much of this good news was already priced into the high yield bond market by the end of 2009 and concerns going forward persist. Unemployment levels are expected to remain high and job growth slow. Another concern is how the market will react when the Fed eventually removes the huge amounts of liquidity it has injected into the financial system and its various stimulus and purchase programs expire. Further, record high government deficits need to be financed. In our view, one of the major questions going forward is what will happen to interest rates. We believe that interest rates will likely trend higher in the months to come.

In short, then, we believe the high yield bond market stood at something of a crossroads at the end of 2009, with significant positive factors to its one side and with material concerns and uncertainties to its other. We anticipate continued upside for high yield bond market performance in the coming year, but certainly not in a straight line and likely not with returns as strong as those in 2009.

Given this view, we intend to continue, at the margin, to narrow the gap in the risk profile between the portfolio and the Merrill Lynch Index by adding to names in both defensive and cyclical industries that we feel have compelling risk-adjusted return profiles. In doing so, we are mindful that the high yield bond market is anticipated to increasingly be a bond-picker's market rather than one directed by more broad industry or sector bets. We thus believe as strongly as ever that the key to potential outperformance will be leveraging our strength in credit research. We employ a bottom-up approach when selecting bonds. One of our competitive advantages is that our team of nine analysts performs in-depth research to acquire deep knowledge and insight of the industries it covers. We strive to select the right bonds while maintaining a diligent review of potential credit risks at individual companies. We sell bonds when we believe that risks outweigh a bond's total return potential.

We intend, of course, to continue to seek opportunities to capitalize on attractively valued bonds that have the potential for positive returns. As always, our disciplined credit selection, based on strong fundamental analysis and rigorous risk management, remains our guiding principle.


Brian Lavin
Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
66  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - Income Opportunities Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- Income Opportunities Fund (from 6/1/04 to 12/31/09) as compared to the performance of the Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index and the Lipper High Current Yield Bond Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- INCOME OPPORTUNITIES FUND LINE GRAPH)


                                                       MERRILL LYNCH
                                                         U.S. HIGH
                                                         YIELD CASH        LIPPER HIGH
                                                          PAY BB-B        CURRENT YIELD
                            RIVERSOURCE VP-INCOME    RATED CONSTRAINED      BOND FUNDS
                              OPPORTUNITIES FUND          INDEX(1)           INDEX(2)
                            ---------------------    -----------------    -------------
6/1/04                             $10,000                $10,000            $10,000
6/04                                10,144                 10,137             10,148
9/04                                10,669                 10,630             10,540
12/04                               11,027                 11,011             11,044
3/05                                10,890                 10,870             10,888
6/05                                11,148                 11,181             11,110
9/05                                11,251                 11,278             11,262
12/05                               11,394                 11,386             11,375
3/06                                11,601                 11,634             11,666
6/06                                11,529                 11,568             11,642
9/06                                11,888                 11,996             12,022
12/06                               12,303                 12,436             12,532
3/07                                12,638                 12,753             12,871
6/07                                12,609                 12,758             12,946
9/07                                12,717                 12,880             12,952
12/07                               12,629                 12,837             12,798
3/08                                12,251                 12,563             12,350
6/08                                12,493                 12,759             12,540
9/08                                11,833                 11,696             11,469
12/08                               10,253                  9,855              9,107
3/09                                10,927                 10,495              9,422
6/09                                12,749                 12,362             11,305
9/09                                13,958                 13,746             12,862
12/09                               14,600                 14,385             13,614




(1) The Merrill Lynch U.S. High Yield Cash Pay BB-B Rated Constrained Index is an unmanaged index of high yield bonds. The index is subject to a 2% cap on allocation to any one issuer. The 2% cap is intended to provide broad diversification and better reflect the overall character of the high yield market. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper High Current Yield Bond Funds Index includes the 30 largest high yield bond funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  67

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - Mid Cap Growth Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Mid Cap Growth Fund (the Fund) advanced 63.39% for the fiscal year ended Dec. 31, 2009, significantly outperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which advanced 46.29% for the 12 months ended Dec. 31, 2009.

> The Fund also outperformed its peer group represented by the Lipper Mid-Cap
  Growth Funds Index, which advanced 42.65% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------



                                                                                           SINCE
                                                                                         INCEPTION
                                                               1 YEAR  3 YEARS  5 YEARS    5/1/01
--------------------------------------------------------------------------------------------------
RiverSource VP -- Mid Cap Growth Fund                         +63.39%   +0.83%   +2.44%    +2.96%
--------------------------------------------------------------------------------------------------
Russell Midcap(R) Growth Index (unmanaged)                    +46.29%   -3.18%   +2.40%    +2.26%
--------------------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Index                             +42.65%   -1.04%   +3.35%    +1.76%
--------------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                    X     MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
68  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Mid Cap Growth Fund

RiverSource VP - Mid Cap Growth Fund (the Fund) advanced 63.39% for the fiscal year ended Dec. 31, 2009, significantly outperforming its benchmark, the Russell Midcap(R) Growth Index (Russell Index), which advanced 46.29% for the period. The Fund also outperformed its peer group represented by the Lipper Mid-Cap Growth Funds Index, which advanced 42.65% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The past fiscal year was one in which the Fund performed well. At the start of the period, the markets were still in a sharp decline, but we believed much of that was due to the liquidity crisis pressuring investors to sell. We took advantage of that selling to concentrate the Fund's portfolio in companies we thought were best positioned to weather the downturn and those in the best financial situation - those with the cleanest balance sheets.

In many cases, those companies were technology companies. Consequently, the portfolio began the fiscal year with a substantially larger technology weighting than the Russell Index. Initially, we saw this as a defensive move, but it also proved to be an effective offensive position as information technology performed very well in the stock market recovery that began in March 2009. Positioning in the technology sector was the largest contributor to the Fund's outperformance of the Russell Index. We continue to believe that technology companies can do well as the economy turns around.

In addition to information technology, positioning in the consumer discretionary, financials, industrials and materials sectors also had notable positive effects. Only health care, telecommunications services and energy detracted from return relative to the Russell Index.

We view the portfolio in terms of three "buckets" - secular themes, cyclical themes and short-term opportunistic holdings. In fiscal year 2009, several of the portfolio's secular themes performed well. For example, we focused on the convergence of voice, video and data delivery via the Internet, anticipating significant capital spending as service providers increased network efficiency. Three key contributors within this theme included AKAMAI TECHNOLOGY, PMC-SIERRA and CIENA. Akamai runs edge servers that speed content delivery over the Internet, PMC-Sierra is a semi-conductor company that provides high speed networking solutions and Ciena provides networking equipment and software services.

A number of other technology stocks also added to the Fund's relative return. VISTAPRINT, which provides business card and other printing services over the Internet, was a significant individual contributor during the past 12 months.

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                                                 12.4%
----------------------------------------------------------------------------
Consumer Staples                                                        2.8%
----------------------------------------------------------------------------
Energy                                                                  9.7%
----------------------------------------------------------------------------
Financials                                                              7.8%
----------------------------------------------------------------------------
Health Care                                                            12.8%
----------------------------------------------------------------------------
Industrials                                                            15.6%
----------------------------------------------------------------------------
Information Technology                                                 29.0%
----------------------------------------------------------------------------
Materials                                                               5.8%
----------------------------------------------------------------------------
Telecommunication Services                                              1.5%
----------------------------------------------------------------------------
Utilities                                                               0.7%
----------------------------------------------------------------------------
Other(2)                                                                1.9%
----------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  69

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Mid Cap Growth Fund


As the stock's price rose, we gradually sold the Fund's shares and it was no longer a holding at fiscal year-end. The Fund benefited from several takeovers in the technology group, including Oracle's acquisition of SUN MICROSYSTEMS. Business services software provider TIBCO SOFTWARE also added to relative return. One of our technology themes is increased merger and acquisition activity. A significant number of large technology companies have substantial cash balances and strong cash flows, allowing them the means to acquire mid-cap companies, not just smaller companies. We believe TIBCO, one of the few standalone mid-size companies in its business line, is a likely takeover candidate.

The rebuilding of the U.S. electric utility infrastructure is another secular theme that contributed to the Fund's strong performance. Investors were already gravitating to stocks in this area before President Obama gave them additional tailwind by talking about more efficient delivery of electricity from utility providers to homes. Portfolio holding GENERAL CABLE, which makes copper, aluminum and fiber optic cable, was a leading contributor to relative performance. The Fund realized profits as we reduced its holdings of General Cable following its strong performance.

In the portfolio's cyclical bucket, we focused on stocks that we believe would benefit from economic recovery. In particular, the portfolio had greater emphasis on materials stocks than the Russell Index because we believe this area would benefit from improving global economic growth in 2010. The portfolio's cyclical theme was highly effective as investors began to anticipate economic improvement. FREEPORT-MCMORAN COPPER & GOLD was a key contributor to relative performance.

Solar power is an investment theme that performed poorly for the Fund during the fiscal period. Because of last year's tight lending environment, little money was available to invest in solar infrastructure. However, we think the U.S. government will eventually be as supportive of solar energy as many foreign governments have been and that solar energy stocks will perform well over the next three to five years. Several of the Fund's largest detractors for the fiscal year were solar companies, including ENERGY CONVERSION DEVICES, EVERGREEN SOLAR and SUNPOWER.

CHANGES TO THE FUND'S PORTFOLIO
Over the course of the year, we substantially reduced the portfolio's technology position, although it remains larger than that of the Russell Index. Our reductions were on a stock-by-stock basis, mainly taking profits in technology stocks that had performed well and re-deploying the proceeds into industrials, materials, energy and financials.

The Fund's weightings in industrials, materials and energy were larger than those of the Russell Index as of fiscal year-end. The financials weighting was about equal to that of the Russell Index. We are optimistic about the performance of financial stocks in 2010, after maintaining a portfolio underweight for several years. Our view is that

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

TIBCO Software                                                          3.8%
----------------------------------------------------------------------------
PMC-Sierra                                                              2.9%
----------------------------------------------------------------------------
DryShips                                                                2.5%
----------------------------------------------------------------------------
Ciena                                                                   2.5%
----------------------------------------------------------------------------
Compuware                                                               2.0%
----------------------------------------------------------------------------
GameStop Cl A                                                           1.9%
----------------------------------------------------------------------------
FormFactor                                                              1.8%
----------------------------------------------------------------------------
Symantec                                                                1.7%
----------------------------------------------------------------------------
Electronic Arts                                                         1.7%
----------------------------------------------------------------------------
Smith Intl                                                              1.7%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
70  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Mid Cap Growth Fund


the worst is past and the current interest rate situation - with banks able to borrow for essentially zero and lend at higher rates - will lead to attractive profits over the next few years. Mid-cap banks and private mortgage reinsurers are areas of focus within the financials sector.

Over the course of the year, as consumer stocks rallied, we reduced the Fund's weighting from a market weight to an underweight, relative to the Russell Index. We think prices of consumer stocks already reflect the anticipated economic recovery. On the other hand, we believe prices on materials stocks, which also have the potential to benefit from global economy activity, are more reasonable.

The portfolio's turnover rate was 126% for the fiscal year.

OUR FUTURE STRATEGY
At this time, we believe the U.S. economy is still in the early stages of recovery, with little to suggest it will slip back into recession. The recovery started with an inventory rebuilding cycle and we think that will carry over and continue to drive economic growth. We believe strongly that, because companies remain extremely lean and haven't made capital expenditures, they will have to spend money and will have to hire employees as the economy improves. That should reverse the current negative unemployment outlook.

We are somewhat concerned that if economic growth is surprisingly strong, inflation could pick up, but we see that as a longer-term issue. In the near term, we think stocks may be slightly ahead of the economy, so there could be a correction. However, we are optimistic about the next 12-18 months. We believe an improving stock market and higher confidence levels should draw investors back into stocks, providing support for a bull market.




John Schonberg, CFA(R)    Sam Murphy           Mike Marzolf
Portfolio Manager         Associate            Associate
                          Portfolio Manager    Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  71

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - Mid Cap Growth Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- Mid Cap Growth Fund (from 5/1/01 to 12/31/09) as compared to the performance of the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- MID-CAP GROWTH FUND LINE GRAPH)


                                     RIVERSOURCE VP    RUSSELL MIDCAP(R)    LIPPER MID-CAP
                                        - MID-CAP            GROWTH          GROWTH FUNDS
                                       GROWTH FUND          INDEX(1)           INDEX(2)
                                     --------------    -----------------    --------------
5/1/01                                   $10,000            $10,000             $10,000
6/01                                       9,910              9,822               9,907
9/01                                       8,217              7,092               7,494
12/01                                      9,895              9,011               8,932
3/02                                      10,150              8,852               8,678
6/02                                       9,081              7,235               7,381
9/02                                       7,859              5,992               6,102
12/02                                      8,534              6,541               6,389
3/03                                       8,156              6,540               6,286
6/03                                       9,171              7,767               7,397
9/03                                       9,457              8,323               7,796
12/03                                     10,459              9,335               8,652
3/04                                      10,649              9,787               8,991
6/04                                      10,822              9,890               9,109
9/04                                      10,250              9,461               8,671
12/04                                     11,410             10,780               9,866
3/05                                      10,939             10,600               9,478
6/05                                      11,376             10,964               9,775
9/05                                      12,312             11,682              10,486
12/05                                     12,567             12,085              10,811
3/06                                      13,141             13,004              11,836
6/06                                      12,215             12,394              11,287
9/06                                      11,807             12,504              11,143
12/06                                     12,556             13,372              12,003
3/07                                      13,044             13,902              12,572
6/07                                      14,007             14,839              13,768
9/07                                      14,531             15,158              14,576
12/07                                     14,281             14,900              14,572
3/08                                      12,315             13,269              12,709
6/08                                      12,671             13,886              13,344
9/08                                      11,068             11,421              11,054
12/08                                      7,877              8,296               8,155
3/09                                       8,177              8,017               7,799
6/09                                      10,378              9,674               9,289
9/09                                      12,937             11,375              11,012
12/09                                     12,871             12,136              11,634




(1) The Russell Midcap Growth Index, an unmanaged index, measures the performance of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. The stocks in the index are also members of the Russell 1000(R) Growth Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Growth Funds Index includes the 30 largest mid-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
72  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - Mid Cap Value Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Mid Cap Value Fund (the Fund) advanced 40.93% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell Midcap(R) Value Index, which increased 34.21% for the period.

> The Fund also outperformed the Lipper Mid-Cap Value Funds Index, representing its peer group, which rose 39.74% over the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------



                                                                                        SINCE
                                                                                      INCEPTION
                                                                     1 YEAR  3 YEARS    5/2/05
-----------------------------------------------------------------------------------------------
RiverSource VP -- Mid Cap Value Fund                                +40.93%   -5.13%    +3.31%
-----------------------------------------------------------------------------------------------
Russell Midcap(R) Value Index (unmanaged)                           +34.21%   -6.62%    +2.39%
-----------------------------------------------------------------------------------------------
Lipper Mid-Cap Value Funds Index                                    +39.74%   -4.43%    +2.90%
-----------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
   X                      MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  73

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Mid Cap Value Fund

RiverSource VP - Mid Cap Value Fund (the Fund) advanced 40.93% for the 12 months ended Dec. 31, 2009. The Fund outperformed its benchmark, the Russell Midcap(R) Value Index (Russell Index), which increased 34.21% for the period. The Fund also outperformed the Lipper Mid-Cap Value Funds Index, representing its peer group, which rose 39.74% over the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets can be divided into two distinct periods during the 12 months ended Dec. 31, 2009. Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market as well as by continued financial disruptions. Underlying this uncertainty was the fact that the U.S. economy had moved into a recession, as evidenced by waning consumer spending and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions dealt with the after-shocks of bankruptcy, merger or government take-over. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors largely sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Then, economic news became less bad and "green shoots" began to appear in early March. Investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor again in July such that most of the major equity indices enjoyed gains for five months in a row. U.S. equity markets posted their sixth and seventh consecutive months of positive returns in August and September 2009, although economic data remained mixed. October saw choppy equity market results, as economic data remained mixed and investors questioned how long one of the biggest equity market recoveries ever could last. November and December saw a rebound in the equity markets, although volatility remained high.

In all, given the astonishing rally that began in early March, the equity markets in general ended 2009 with their best gains since 2003, though still significantly down from their 2007 peak. While there was a notable rotation among sector performance since March, all sectors of the Russell Index generated double-digit gains for the annual

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                                                  9.9%
----------------------------------------------------------------------------
Consumer Staples                                                        3.2%
----------------------------------------------------------------------------
Energy                                                                 10.3%
----------------------------------------------------------------------------
Financials                                                             18.4%
----------------------------------------------------------------------------
Health Care                                                             7.7%
----------------------------------------------------------------------------
Industrials                                                            18.9%
----------------------------------------------------------------------------
Information Technology                                                  9.5%
----------------------------------------------------------------------------
Materials                                                               8.0%
----------------------------------------------------------------------------
Telecommunication Services                                              3.2%
----------------------------------------------------------------------------
Utilities                                                               7.0%
----------------------------------------------------------------------------
Other(2)                                                                3.9%
----------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
74  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Mid Cap Value Fund


period. Broadly speaking, economically-sensitive cyclical sectors within the Russell Index performed best for the annual period as a whole, including consumer discretionary, information technology, materials and energy. Financials and utilities lagged the Russell Index the most.

The Fund generated strong absolute and relative returns during the annual period due primarily to effective sector allocation overall and, to only a slightly lesser degree, to strong individual stock selection. The Fund benefited most from having sizable allocations to energy, information technology and materials, which were strongly-performing areas, and from having only modest exposure to the comparatively weaker financials and utilities sectors. Stock selection was also effective in each of these areas, with the exception of utilities where positions in electric utilities ALLEGHENY ENERGY and PEPCO HOLDINGS disappointed. In energy, positions in oil services company WEATHERFORD INTERNATIONAL and exploration and production companies PIONEER NATURAL RESOURCES and NEWFIELD EXPLORATION were strong performers for the Fund. In information technology, several semiconductor and software companies contributed positively, including LSI, MAXIM INTEGRATED PRODUCTS and ADOBE SYSTEMS. In materials, an emphasis on chemicals companies, such as EASTMAN CHEMICAL and LUBRIZOL, and metals and mining companies, such as FREEPORT-MCMORAN COPPER & GOLD, boosted the Fund's results. In financials, the benefit of holding a significant position in insurance company XL CAPITAL more than offset the detracting effect of having a sizable exposure to insurance companies overall, including disappointing performance from holdings in PARTNER RE, AXIS CAPITAL HOLDINGS, EVEREST RE, and CIT GROUP. Having only a modest exposure to banks within the financial sector also helped.

Detracting most from the Fund's results was having only a modest allocation to the consumer discretionary sector, which was the best performing sector in the Russell Index during the annual period. In particular, lesser-than-Russell Index positions in the autos, household products and media industries hurt. Individual positions within the consumer discretionary sector that detracted most during the period included FORD MOTOR and WHIRLPOOL.

CHANGES TO THE FUND'S PORTFOLIO
During the annual period, we reduced the Fund's positions in the financials and industrials sectors. We correspondingly increased the Fund's position in health care. The Fund's exposure to materials also increased, but primarily due to appreciation of individual holdings within the sector.

OUR FUTURE STRATEGY
There were several reasons at the end of 2009 to remain optimistic regarding the likelihood for positive returns from the equity market in the new year. Early signs of economic recovery in the U.S. and globally should allow for earnings growth during 2010. Valuations in the marketplace overall are not stretched, and there may be some level of multiple expansion (increase in price/earnings ratios) as well. That said, risks remain. The economic recovery will

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Lorillard                                                               3.4%
----------------------------------------------------------------------------
XL Capital Cl A                                                         3.2%
----------------------------------------------------------------------------
Mylan                                                                   2.6%
----------------------------------------------------------------------------
Cooper Inds Cl A                                                        2.5%
----------------------------------------------------------------------------
Enbridge                                                                1.8%
----------------------------------------------------------------------------
Everest Re Group                                                        1.8%
----------------------------------------------------------------------------
PartnerRe                                                               1.8%
----------------------------------------------------------------------------
Eaton                                                                   1.6%
----------------------------------------------------------------------------
Eastman Chemical                                                        1.6%
----------------------------------------------------------------------------
Ingersoll-Rand                                                          1.3%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  75

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Mid Cap Value Fund

likely experience fits and starts as the months progress. Further, interest rates may be raised, and the job market is widely expected to improve rather slowly. Also, non-economic factors may impact the market, such as the anticipated stricter regulatory environment, the effect of high U.S. debt levels, and the idiosyncrasies found in a mid-term election year. All of these factors, and those unforeseen, in combination may well result in some volatility over the months ahead, and while we do not expect continuation of the robust rally in the equity markets seen in 2009 overall, we do expect continued upside during 2010 within a more "normal" historical range.

Given this view, we remain somewhat cautious regarding the consumer-focused areas of the equity market, doubtful that the performance these sectors generated during the latter months of 2009 will be sustainable through the new year. We currently believe the consumer sectors remain under pressure given consumers' more conservative spending, and thus we intend to maintain the Fund's modest exposure to these areas. We currently continue to favor the more economically-sensitive segments of the industrials and information technology sectors, as we believe these areas will be the beneficiaries of global - not just U.S. - economic growth. For example, within information technology, we expect to maintain an emphasis on semiconductors, given this industry's appealing long-term dynamics. While capital expenditures may have declined during 2009, the demand for data on a global basis did not and thus we anticipate continued strong performance from several of these companies. Industrial-related areas of the market remained attractive, given the development of infrastructure anticipated under various governments' stimulus packages.

Overall, we believe there will be increased differentiation at the stock level and ongoing dissipation of high correlation of stock performance within sectors. As such, we intend to focus on individual stock selection and look for opportunities across all of the sectors to increase concentrations in select individual positions to the degree permitted by the Fund's prospectus-mandated investment criteria. As always, we continue to seek to take larger positions in individual stocks when we believe we have identified factors that other investors have either missed or ignored or strongly disagree with, and that have the potential to move the share values higher. Of course, we intend to continue carefully monitoring economic data and shifts in market conditions as we seek stock-specific opportunities to add value for our shareholders. We will continue to emphasize stocks that we believe have attractive valuations, with a focus on mid-sized company stocks.




Laton Spahr, CFA(R)    Steve Schroll        Paul Stocking
Portfolio Manager      Portfolio Manager    Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
76  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - Mid Cap Value Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- Mid Cap Value Fund (from 5/2/05 to 12/31/09) as compared to the performance of the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- MID CAP VALUE FUND LINE GRAPH)


                                     RIVERSOURCE VP
                                          - MID        RUSSELL MIDCAP(R)    LIPPER MID-CAP
                                        CAP VALUE             VALUE           VALUE FUNDS
                                          FUND              INDEX(1)           INDEX(2)
                                     --------------    -----------------    --------------
5/2/05                                   $10,000            $10,000             $10,000
6/05                                      10,630             10,682              10,651
9/05                                      11,405             11,254              11,104
12/05                                     11,822             11,404              11,317
3/06                                      12,813             12,273              12,084
6/06                                      12,782             12,205              11,816
9/06                                      12,692             12,635              12,124
12/06                                     13,635             13,710              13,088
3/07                                      14,260             14,376              13,690
6/07                                      15,735             14,901              14,573
9/07                                      15,556             14,372              14,150
12/07                                     15,045             13,515              13,562
3/08                                      13,426             12,346              12,331
6/08                                      13,461             12,355              12,528
9/08                                      11,581             11,425              10,982
12/08                                      8,258              8,319               8,177
3/09                                       7,333              7,098               7,397
6/09                                       8,885              8,585               8,978
9/09                                      10,953             10,612              10,820
12/09                                     11,637             11,165              11,426




(1) The Russell Midcap Value Index, an unmanaged index, measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Mid-Cap Value Funds Index includes the 30 largest mid-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  77

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - S&P 500 Index Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - S&P 500 Index Fund (the Fund) gained 26.00% for the 12 months ended Dec. 31, 2009.

> The Fund closely tracked the 26.46% increase of the Fund's benchmark, the unmanaged Standard & Poor's 500 Index.

> The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, rose 26.31% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                           SINCE
                                                                                         INCEPTION
                                                               1 YEAR  3 YEARS  5 YEARS    5/1/00
--------------------------------------------------------------------------------------------------
RiverSource VP -- S&P 500 Index Fund                          +26.00%   -5.94%   +0.03%    -1.48%
--------------------------------------------------------------------------------------------------
S&P 500 Index (unmanaged)                                     +26.46%   -5.63%   +0.42%    -1.01%
--------------------------------------------------------------------------------------------------
Lipper S&P 500 Objective Funds Index                          +26.31%   -5.78%   +0.23%    -1.25%
--------------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

"Standard & Poor's(R)," "S&P," "S&P 500(R)" and "Standard & Poor's 500(R)" are trademarks of the McGraw-Hill Companies, Inc. These trademarks and service marks have been licensed for use by Ameriprise Financial, Inc. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor's or any of their subsidiaries or affiliates (the "Licensors") and the Licensors make no representation regarding the advisability of investing in the Funds.


--------------------------------------------------------------------------------
78  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - S&P 500 Index Fund

RiverSource VP - S&P 500 Index Fund (the Fund) gained 26.00% for the 12 months ended Dec. 31, 2009, closely tracking the 26.46% increase of the Fund's benchmark, the unmanaged Standard & Poor's 500 Index (S&P 500 Index or the Index). The Lipper S&P 500 Objective Funds Index, representing the Fund's peer group, rose 26.31% during the same time frame.

Mutual funds, unlike unmanaged indices, incur operating expenses. The Fund had an expense ratio of 0.50% for the reporting period.

SIGNIFICANT PERFORMANCE FACTORS
The performance of the U.S. equity markets can be divided into two distinct periods during the 12 months ended Dec. 31, 2009. Through early March 2009, the U.S. equity markets were characterized by negativity and soaring volatility, as the equity markets reacted to a litany of bad economic news. Investor concerns were fostered by rising unemployment and a still-fragile housing market as well as by continued financial disruptions. Underlying this uncertainty was the fact that the U.S. economy had moved into a recession, as evidenced by waning consumer spending and a dimming export sector, which, until recently, had been a rare bright spot in the U.S. economic picture. Global financial institutions cut back lending as other major financial institutions dealt with the after-shocks of bankruptcy, merger or government take-over. Together, these factors fostered heightened investor risk aversion and fear. The result was that investors largely sold off all types of equity assets in a flight to the relative safety of U.S. Treasuries.

Then, economic news became less bad and "green shoots" began to appear in early March. Investor sentiment improved. The Treasury Department finally revealed details on key parts of its financial rescue plans, and investors recognized that the government was not interested in nationalizing companies that could be viable as privately-owned enterprises. Gross Domestic Product (GDP) declined less than expected in the second quarter of 2009, and U.S. equities rallied strongly. Although the equity markets stalled somewhat in June, the rally resumed with vigor again in July, such that most of the major equity indices enjoyed gains for seven months in a row through September 2009. October saw choppy equity market results, as economic data remained mixed and investors questioned how long one of the biggest equity market recoveries ever could last. November and December saw a rebound in the equity markets, although volatility remained high. In all, given the astonishing rally that began in

SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                                                  9.5%
----------------------------------------------------------------------------
Consumer Staples                                                       11.2%
----------------------------------------------------------------------------
Energy                                                                 11.4%
----------------------------------------------------------------------------
Financials                                                             14.4%
----------------------------------------------------------------------------
Health Care                                                            12.5%
----------------------------------------------------------------------------
Industrials                                                            10.1%
----------------------------------------------------------------------------
Information Technology                                                 19.7%
----------------------------------------------------------------------------
Materials                                                               3.5%
----------------------------------------------------------------------------
Telecommunication Services                                              3.2%
----------------------------------------------------------------------------
Utilities                                                               3.6%
----------------------------------------------------------------------------
Other(2)                                                                0.9%
----------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  79

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - S&P 500 Index Fund


early March, the S&P 500 Index ended 2009 with its best gains since 2003, though still significantly down from its 2007 peak.

All ten sectors of the S&P 500 Index advanced during the 12 months ended Dec. 31, 2009, with nine of the ten generating double-digit gains. While there was a notable rotation among sector performance since March, broadly speaking, economically-sensitive cyclical sectors within the S&P 500 Index performed best for the annual period as a whole. The more defensive sectors of the equity market lagged. In terms of total return, information technology, materials, and consumer discretionary were the best relative performers. On the basis of impact, which takes weightings and total returns into account, information technology, health care and financials were the biggest contributors to the Index's return. The top performing industries for the period were real estate management and development, automobiles, and Internet and catalog retail, which each delivered robust triple-digit positive returns for the annual period. Paper and forest products and Internet software and services followed.

Conversely, telecommunication services, utilities and energy were the weakest sectors from a total return perspective, though each still generated solid gains. On the basis of impact, which takes weightings and total returns into account, telecommunication services, utilities and materials were the greatest detractors from performance. The worst performing industry for the period was construction materials, which experienced a double-digit decline. Diversified consumer services, construction and engineering, biotechnology, thrifts and mortgage finance, and commercial banks also posted negative returns.

Top individual contributors within the S&P 500 Index included several technology-related names, including APPLE, GOOGLE, MICROSOFT and INTERNATIONAL BUSINESS MACHINES (IBM). Surprisingly, perhaps, another big winner was FORD MOTOR, which generated triple-digit gains during the annual period. The top detractors, all of which lost ground during the annual period, included financial companies CITIGROUP, WELLS FARGO and U.S. BANCORP. Other underperformers that had a significant impact on the S&P 500 Index's performance during the annual period included major oil company EXXON MOBIL and biopharmaceutical firm GILEAD SCIENCES.

As always, each sector and stock in the S&P 500 Index was represented in the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

CHANGES TO THE FUND'S PORTFOLIO
Because the Fund strives to stay fully invested in the stocks that make up the S&P 500 Index and to replicate the performance of the Index, we align the Fund's portfolio with the rebalancings undertaken by Standard & Poor's on a quarterly basis. We also add stocks to and delete stocks from the portfolio to mirror those changes to the Index. Deletions typically result from mergers and acquisitions or financial reversals. Stocks added to the Index often have

TOP TEN HOLDINGS(1)  (at Dec. 31, 2009)
---------------------------------------------------------------------

Exxon Mobil                                                             3.3%
----------------------------------------------------------------------------
Microsoft                                                               2.4%
----------------------------------------------------------------------------
Apple                                                                   1.9%
----------------------------------------------------------------------------
Johnson & Johnson                                                       1.8%
----------------------------------------------------------------------------
Procter & Gamble                                                        1.8%
----------------------------------------------------------------------------
IBM                                                                     1.7%
----------------------------------------------------------------------------
JPMorgan Chase & Co                                                     1.7%
----------------------------------------------------------------------------
General Electric                                                        1.7%
----------------------------------------------------------------------------
AT&T                                                                    1.7%
----------------------------------------------------------------------------
Chevron                                                                 1.6%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
80  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - S&P 500 Index Fund

increased their capitalization beyond that of the S&P MidCap 400 Index, an unmanaged benchmark of medium-sized company stocks.

During the annual period, there were 26 additions and 26 deletions to the Index and the Fund's portfolio. Among those stocks added to the Index and Fund were energy and other commodities-related companies CLIFFS NATURAL RESOURCES, FIRST SOLAR, FMC TECHNOLOGIES, DENBURY RESOURCES and DIAMOND OFFSHORE DRILLING; financial-related company VISA; technology-related companies RED HAT and WESTERN DIGITAL; retailers ROSS STORES and O'REILLY AUTOMOTIVE; and commercial services firms SAIC, QUANTA SERVICES and IRON MOUNTAIN. Other well-known names added to the Index and Fund during the period included PRICELINE.COM, METROPCS COMMUNICATIONS, DEVRY, TIME WARNER CABLE and HORMEL FOODS.

Deletions included several financials companies, including MBIA, CIT GROUP, AMERICAN CAPITAL and SOVEREIGN BANCORP. There were also several deletions among machinery and manufacturing companies, including COOPER INDUSTRIES, MANITOWOC, INGERSOLL-RAND and TYCO INTERNATIONAL. Other deletions included such well-known names across a broad spectrum of sectors as KB HOME, SCHERING-PLOUGH, WYETH, EMBARQ, GENERAL MOTORS, JONES APPAREL GROUP, WEATHERFORD INTERNATIONAL and UST.

There was also some shuffling among sector weightings within the Index and in the Fund during the annual period. Information technology maintained its position as the largest weighting in the Index and in the Fund, having surpassed financials in 2008. However, by the end of 2009, financials had moved from fourth place to second place in its weighting in the Index and the Fund. Health care and energy, which had also surpassed financials at the end of 2008, were the third and fourth largest weightings in the Index and the Fund at Dec. 31, 2009.

OUR FUTURE STRATEGY
We do not anticipate any changes in the portfolio beyond the customary quarterly rebalancings and stock substitutions we make to align the Fund with the S&P 500 Index.

From a broad perspective, we expect the U.S. economy to continue its gradual recovery into 2010, but at a fairly muted pace. We anticipate U.S. GDP to grow in the range of 3% to 3.5% over the next year. The relative contribution of consumer spending remains in question, with unemployment expected to remain elevated and the housing market expected to remain under pressure. As a result, the Federal Reserve is anticipated to remain on hold until at least the second half of 2010.

Given this view, there were several reasons at the end of 2009 to remain optimistic regarding the likelihood for positive returns from the equity market in the new year. Early signs of economic recovery in the U.S. and globally should allow for earnings growth during 2010. Valuations in the marketplace overall are not stretched, and there may be some level of multiple expansion (increase in price/earnings ratios) as well. That said, risks remain. The economic recovery will likely experience fits and starts as the months progress. Also, non-economic factors may impact the market, such as the anticipated stricter regulatory environment, the effect of high U.S. debt levels, and the idiosyncrasies found in a mid-term election year. All of these factors, and those unforeseen, in combination may well result in some volatility over the months ahead, and while we do not expect continuation of the robust rally in the equity markets seen in 2009 overall, we do expect continued upside during 2010 within a more "normal" historical range.




Dimitris Bertsimas, Ph.D.                                             Georgios Vetoulis, Ph.D.
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  81

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - S&P 500 Index Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- S&P 500 Index Fund (from 5/1/00 to 12/31/09) as compared to the performance of the S&P 500 Index and the Lipper S&P 500 Objective Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- S&P 500 INDEX FUND LINE GRAPH)


                                     RIVERSOURCE VP
                                          - S&P                      LIPPER S&P
                                        500 INDEX       S&P 500     500 OBJECTIVE
                                          FUND         INDEX(1)    FUNDS INDEX(2)
                                     --------------    --------    --------------
5/1/00                                   $10,000        $10,000        $10,000
6/00                                       9,911          9,928          9,922
9/00                                       9,802          9,832          9,825
12/00                                      9,017          9,063          9,052
3/01                                       7,931          7,988          7,973
6/01                                       8,373          8,456          8,431
9/01                                       7,140          7,215          7,186
12/01                                      7,894          7,985          7,948
3/02                                       7,903          8,007          7,963
6/02                                       6,835          6,935          6,890
9/02                                       5,655          5,737          5,699
12/02                                      6,123          6,221          6,175
3/03                                       5,924          6,025          5,976
6/03                                       6,826          6,952          6,890
9/03                                       6,996          7,136          7,066
12/03                                      7,837          8,005          7,920
3/04                                       7,960          8,140          8,047
6/04                                       8,085          8,281          8,179
9/04                                       7,924          8,126          8,020
12/04                                      8,642          8,876          8,756
3/05                                       8,447          8,685          8,565
6/05                                       8,552          8,804          8,675
9/05                                       8,849          9,122          8,982
12/05                                      9,021          9,312          9,164
3/06                                       9,389          9,704          9,544
6/06                                       9,244          9,564          9,400
9/06                                       9,758         10,106          9,926
12/06                                     10,399         10,783         10,588
3/07                                      10,455         10,852         10,647
6/07                                      11,097         11,533         11,310
9/07                                      11,309         11,767         11,535
12/07                                     10,919         11,375         11,144
3/08                                       9,879         10,301         10,084
6/08                                       9,598         10,020          9,807
9/08                                       8,788          9,181          8,983
12/08                                      6,868          7,167          7,011
3/09                                       6,113          6,377          6,239
6/09                                       7,078          7,393          7,231
9/09                                       8,173          8,547          8,355
12/09                                      8,654          9,064          8,855




(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper S&P 500 Objective Funds Index includes the 30 largest S&P 500 funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
82  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource VP - Short Duration U.S. Government Fund (the Fund) gained 5.53% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Barclays Capital U.S. 1-3 Year
  Government Index, which rose 1.41%.

> The Fund also outperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which advanced 3.59% during the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------



                                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------
RiverSource VP -- Short Duration U.S. Government Fund          +5.53%   +2.67%   +2.68%   +3.62%
-------------------------------------------------------------------------------------------------
Barclays Capital U.S. 1-3 Year Government Index (unmanaged)    +1.41%   +5.03%   +4.18%   +4.65%
-------------------------------------------------------------------------------------------------
Lipper Short U.S. Government Funds Index                       +3.59%   +4.20%   +3.65%   +4.08%
-------------------------------------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
   X                      HIGH
                          MEDIUM   QUALITY
                          LOW



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Shares of RiverSource Short Duration U.S. Government Fund are not insured or guaranteed by the U.S. government.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  83

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

RiverSource VP - Short Duration U.S. Government Fund (the Fund) gained 5.53% for the 12 months ended Dec. 31, 2009. The Fund outperformed its benchmark, the Barclays Capital U.S. 1-3 Year Government Index (Barclays Capital Index), which rose 1.41%. The Fund also outperformed the Lipper Short U.S. Government Funds Index, representing the Fund's peer group, which advanced 3.59% during the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
Lower quality fixed income sectors outperformed higher quality fixed income sectors during the annual period, as investors poured back in to risk assets. Indeed, 2009 was a year of significant performance dispersion. The U.S. Treasury market posted negative total returns, with the Barclays Capital U.S. Treasury Index down 3.57% for the year, the worst performance for the sector since the index was created in 1973. It can be said, however, that Treasury rates moved in a direction that was consistent with economic data, equity and credit markets. Two-year Treasury yields rose 0.37%, and five-year Treasury yields were up 1.13%. The yield curve, then, steepened, as short-term rates appeared anchored by the low federal funds target rate and language from the Federal Reserve Board (the Fed) that suggests its overnight lending rate target will remain low for an extended period of time. Longer-term rates experienced a more pronounced move higher, as investors showed some concern about the anticipated significant Treasury security supply in 2010, required to help fund the plethora of government stimulus programs, being heavily weighted to the long-term end of the market. In addition, as economic data showed signs of improvement, fixed income investors may have begun to price in an eventual shift in monetary policy, i.e. interest rate hikes by the Fed.

Non-Treasury sectors performed quite well in comparison. Investors embraced the more credit sensitive fixed income sectors in 2009 as fear and panic subsided, giving way to optimism for the economic recovery developing and encouraged by higher equity markets globally. Within the investment grade sectors of the fixed income market, commercial mortgage-backed securities led, followed closely by asset-backed securities and investment grade corporate bonds. Mortgage-backed securities performed in line with the Barclays Capital Index. Government agency securities generated positive returns but lagged the other non-Treasury sectors.

Throughout, the Fed maintained the targeted federal funds rate in the 0% to 0.25% range, continuing to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends and stable inflation expectations were likely to warrant exceptionally low levels of the federal funds rate for an extended period. According to the Fed, "household spending...remains constrained by a weak labor market, modest income growth, lower housing wealth, and tight credit."

The primary contributor to the Fund's outperformance of the Barclays Capital Index during the annual period was its substantial weighting in agency mortgage-backed securities. The market for these securities recovered during the year with the government's support. As part of its quantitative easing policy, the Fed had announced several asset purchase programs, including its intent to purchase $1.75 trillion of agency mortgage-backed securities, agency

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Asset-Backed                                                            9.1%
----------------------------------------------------------------------------
Commercial Mortgage-Backed                                              0.6%
----------------------------------------------------------------------------
FDIC -- Insured Debt(2)                                                 6.1%
----------------------------------------------------------------------------
Residential Mortgage-Backed(3)                                         32.1%
----------------------------------------------------------------------------
Telecommunication                                                       0.3%
----------------------------------------------------------------------------
U.S. Government Obligations & Agencies                                 28.5%
----------------------------------------------------------------------------
Other(4)                                                               23.3%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Debt guaranteed under the FDIC's Temporary Liquidity Guarantee Program
    (TLGP).
(3) Of the 32.1%, 7.6% is due to forward commitment mortgage-backed securities activity. Short-term securities are held as collateral for these commitments.
(4) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
84  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
RiverSource VP - Short Duration U.S. Government Fund


debentures and U.S. Treasury securities. It should be noted that in its mid-December statement, the Fed announced that most of these special programs would expire on Feb. 1, 2010. The Fund also benefited from effective issue selection, as a select set of securitized assets was added to the portfolio during the annual period.

The Fund's duration (a measure of the Fund's sensitivity to changes in interest rates) was kept fairly stable throughout the year at a slightly longer stance than its benchmark index. This duration positioning detracted from Fund results early in the year but did not have a material impact for the year as a whole. Indeed, there were no major detractors from the Fund's results during the year.

CHANGES TO THE FUND'S PORTFOLIO
Our bias throughout the year was for the short-term end of the yield curve to remain well bid, as investors took advantage of the steepness of the curve. In seeking to take advantage of this view, we sold some of the Fund's holdings in longer-dated U.S. Treasury securities and lower-coupon mortgages. We also scaled back the Fund's exposure to several non-agency mortgage-backed securities, as they recovered in price versus agency mortgage-backed securities. We used the proceeds to correspondingly increase the Fund's position in agency debentures.

The Fund's portfolio turnover rate for the 12-month period was 428%. A significant portion of the turnover was the result of rolling-maturity mortgage securities, processing of prepayments and opportunistic changes we made at the margin in response to valuations or market developments.

OUR FUTURE STRATEGY
We currently expect the Fed to be on hold for the majority of 2010 as the economy continues its recovery. U.S. Gross Domestic Product is anticipated to be in the 3% to 4% range in 2010. If this scenario is realized, it would still mean, we believe, high unemployment levels at the end of the year. Therefore, we would not expect a change in monetary policy unless economic growth were to break out of that range. This may be difficult given the ongoing headwinds of persistent housing market and consumer balance sheet pressures.

Overall, then, we expect the first quarter of 2010 to largely be a continuation of what we saw during the fourth quarter of 2009, but with a trend toward slightly higher interest rates, as the U.S. Treasury ramps up its issuance of longer-maturity Treasury securities. With the expiration of the U.S. government's asset purchase programs and with anticipation for increased long-maturity Treasury supply, we expect interest rates will need to move a bit higher to underwrite the issuance. We expect higher quality non-Treasury issues to continue to find good sponsorship in the marketplace. We would expect the yield curve to maintain its steep shape until there is evidence that a change in monetary policy is near.

Going forward, we currently intend to manage the Fund's duration to a target that is shorter than that of the benchmark index to protect against anticipated higher interest rates in 2010. We also currently intend to position the

QUALITY BREAKDOWN OF FIXED INCOME SECURITIES(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

AAA bonds                                                              88.7%
----------------------------------------------------------------------------
AA bonds                                                                2.1%
----------------------------------------------------------------------------
A bonds                                                                 5.5%
----------------------------------------------------------------------------
BBB bonds                                                               2.1%
----------------------------------------------------------------------------
Non-investment grade bonds                                              0.6%
----------------------------------------------------------------------------
Non-rated bonds                                                         1.0%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, (the Investment Manager), rates a security using an internal rating system when Moody's doesn't provide a rating.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  85

MANAGER COMMENTARY (continued) -------------------------------------------------
RiverSource VP - Short Duration U.S. Government Fund


Fund more defensively in the first months of the new year than we have in the past, as we prepare for the potential impact of the end of the government asset purchase programs in February 2010.

As always, our strategy is to provide added portfolio value with a moderate amount of risk. Quality issues and security selection remain a priority as we continue to seek attractive buying opportunities.




Todd White                                                            John G. McColley
Portfolio Manager                                                     Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
86  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

This chart illustrates the total value of an assumed $10,000 investment in RiverSource VP -- Short Duration U.S. Government Fund (from 1/1/00 to 12/31/09) as compared to the performance of the Barclays Capital U.S. 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VP -- SHORT DURATION U.S. GOVERNMENT FUND LINE GRAPH)


                                     RIVERSOURCE VP                             LIPPER SHORT
                                        - SHORT          BARCLAYS CAPITAL            U.S.
                                     DURATION U.S.           1-3 YEAR         GOVERNMENT FUNDS
                                    GOVERNMENT FUND    GOVERNMENT INDEX(1)        INDEX(2)
                                    ---------------    -------------------    ----------------
1/1/99                                  $10,000              $10,000               $10,000
3/00                                     10,089               10,127                10,123
6/00                                     10,254               10,300                10,291
9/00                                     10,506               10,527                10,511
12/00                                    10,847               10,817                10,791
3/01                                     11,111               11,120                11,082
6/01                                     11,181               11,254                11,169
9/01                                     11,526               11,650                11,503
12/01                                    11,539               11,740                11,559
3/02                                     11,575               11,743                11,596
6/02                                     11,819               12,038                11,838
9/02                                     12,101               12,332                12,081
12/02                                    12,211               12,446                12,170
3/03                                     12,295               12,530                12,240
6/03                                     12,368               12,626                12,316
9/03                                     12,365               12,677                12,330
12/03                                    12,397               12,697                12,342
3/04                                     12,505               12,835                12,453
6/04                                     12,362               12,691                12,322
9/04                                     12,471               12,825                12,432
12/04                                    12,501               12,832                12,467
3/05                                     12,467               12,800                12,453
6/05                                     12,619               12,953                12,591
9/05                                     12,624               12,965                12,608
12/05                                    12,697               13,054                12,676
3/06                                     12,725               13,109                12,736
6/06                                     12,757               13,195                12,809
9/06                                     13,052               13,461                13,052
12/06                                    13,185               13,593                13,186
3/07                                     13,362               13,783                13,365
6/07                                     13,410               13,884                13,423
9/07                                     13,677               14,231                13,676
12/07                                    13,886               14,558                13,919
3/08                                     13,837               14,991                14,168
6/08                                     13,872               14,865                14,116
9/08                                     13,786               15,070                14,164
12/08                                    13,518               15,528                14,401
3/09                                     13,741               15,578                14,534
6/09                                     13,910               15,600                14,672
9/09                                     14,198               15,733                14,868
12/09                                    14,266               15,747                14,918




(1) The Barclays Capital U.S. 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
    2.9 years are included. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Short U.S. Government Funds Index includes the 30 largest short U.S. government funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  87

YOUR FUND AT A GLANCE ----------------------------------------------------------

Seligman VP - Growth Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman VP - Growth Fund (the Fund) advanced 37.00% for the 12 months ended
  Dec. 31, 2009.

> The Fund slightly underperformed its benchmark, the Russell 1000(R) Growth
  Index, which advanced 37.21% during the same period.

> The Fund also underperformed its peer group, as represented by the Lipper
  Large-Cap Growth Funds Index, which rose 38.50% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------



                                                                1 YEAR  3 YEARS  5 YEARS  10 YEARS
--------------------------------------------------------------------------------------------------
Seligman VP -- Growth Fund                                     +37.00%   -7.72%   -1.06%   -6.44%
--------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index (unmanaged)                       +37.21%   -1.89%   +1.63%   -3.99%
--------------------------------------------------------------------------------------------------
Lipper Large-Cap Growth Funds Index                            +38.50%   -2.28%   +1.01%   -4.51%
--------------------------------------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                    X     LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
88  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Seligman VP - Growth Fund

Seligman VP - Growth Fund (the Fund) advanced 37.00% for the fiscal year ended Dec. 31, 2009. The Fund performed in line with its benchmark, the Russell 1000(R) Growth Index (Russell Index), which advanced 37.21% during the same period. The Fund underperformed its peer group, as represented by the Lipper Large-Cap Growth Funds Index, which rose 38.50% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
The Fund's positioning in the consumer discretionary sector had a positive effect on performance relative to the Russell Index during the fiscal year. In the retail group, holdings such as retailer TARGET and ROYAL CARIBBEAN CRUISES added value. Holdings of homebuilders also had a favorable impact. The portfolio benefited from a position in AMAZON, which performed very well as the company continued to take market share from its Internet competitors as well as traditional retailers. Within the media group, COMCAST was a key detractor.

In the information technology sector, where stock selection was also very strong, leading contributors included digital entertainment technology company ROVI, semiconductor stock MARVELL TECHNOLOGY GROUP and APPLE, maker of the iPhone and other personal computer devices. In addition, holdings in MASTERCARD added to relative return. Rovi has continued to grow its subscription services, particularly in Europe. Our research on the Apple product line, including the iPhone and iMac led to a large position in the company, which more than doubled in price during the year. MasterCard benefited from a return to spending and from continued international growth as more people in emerging markets begin to use debit and credit cards. Within the information technology sector, Blackberry maker RESEARCH IN MOTION was a key detractor.

Positioning in the financials sector had a positive effect on relative results, mainly due to stock selection in the consumer finance group. Stocks such as CAPITAL ONE benefited from improving delinquency and default trends. The Fund's insurance holdings also added value as insurance stocks were generally revalued upward after their sharp losses during the financial crisis.

The portfolio's energy position added to relative return, led by holdings of TRANSOCEAN, a company that provides drilling services for oil and gas wells. The stock's valuation had fallen so low that investors moved back into the stock, spurring a sharp recovery. Holdings of NOBLE ENERGY, the oil and gas exploration and production company also added to relative return.

Having a smaller industrials position than the Russell Index was advantageous; however, DELTA AIRLINES was a significant detractor due to the timing of our share purchases. We still believe airlines are a good long-term holding as consumers return to more frequent air travel.


SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                                                 12.6%
----------------------------------------------------------------------------
Consumer Staples                                                        6.4%
----------------------------------------------------------------------------
Energy                                                                  5.0%
----------------------------------------------------------------------------
Financials                                                              7.3%
----------------------------------------------------------------------------
Health Care                                                            17.8%
----------------------------------------------------------------------------
Industrials                                                            10.3%
----------------------------------------------------------------------------
Information Technology                                                 35.5%
----------------------------------------------------------------------------
Materials                                                               4.6%
----------------------------------------------------------------------------
Other(2)                                                                0.5%
----------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.
    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  89

MANAGER COMMENTARY (continued) -------------------------------------------------
Seligman VP - Growth Fund

In the health care sector, ILLUMINA and health insurer AETNA were key detractors. Illumina makes diagnostics tools for gene therapy and DNA arrays. We expected them to receive stimulus money through the National Institute of Health, but because that money did not come through until the fourth quarter, its impact wasn't reflected in 2009 performance.

Discount retailer WAL-MART was also a notable detractor for the fiscal year.

CHANGES TO THE FUND'S PORTFOLIO
We reduced the portfolio's technology overweight, though the position is still larger than that of the Russell Index. Some technology stocks appreciated to the point where they were getting close to the price targets we had set for them, so we took profits in selected holdings. We still see attractive growth potential in the information technology sector. After substantial cost-cutting through much of the recession, we believe an increase in corporate technology spending is overdue. We have focused the portfolio's technology position in areas we think will benefit from higher spending, including computers and peripherals, information technology services and software.

By year-end, the portfolio's energy weighting was slightly larger than the Russell Index, after being slightly smaller during 2009. We are starting to see more evidence that the energy sector is on the verge of a capital spending cycle. This gives us more confidence in the earning streams of energy companies, particularly those in the oil services group.

We increased the portfolio's consumer staples weighting closer to that of the Russell Index, though it is still an underweight allocation. We think that the severe underperformance of consumer staples stocks created some very good valuation opportunities within that sector.

We believe the outlook for consumer spending remains challenging, given the unemployment rate and sporadic improvements in the housing market. Consequently, the portfolio's consumer discretionary holdings favored retailers that will likely appeal to frugal consumers.

OUR FUTURE STRATEGY
The economy is expected to improve markedly in 2010, as manufacturing picks up, business spending improves and the employment picture brightens. However, after the sharp rally in 2009, we believe much of the good news is already priced into stocks. Therefore, we expect investors to be more selective, rewarding specific companies that have top line growth and strong earnings. We also anticipate selected companies will benefit from increased merger and acquisition activity as firms emerging from the crisis period with excess cash try to grow their businesses through acquisition.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Apple                                                                   4.7%
----------------------------------------------------------------------------
MasterCard Cl A                                                         4.7%
----------------------------------------------------------------------------
Hewlett-Packard                                                         4.6%
----------------------------------------------------------------------------
Target                                                                  3.7%
----------------------------------------------------------------------------
Rovi                                                                    2.8%
----------------------------------------------------------------------------
Google Cl A                                                             2.7%
----------------------------------------------------------------------------
Marvell Technology Group                                                2.6%
----------------------------------------------------------------------------
Cisco Systems                                                           2.6%
----------------------------------------------------------------------------
Medicis Pharmaceutical Cl A                                             2.6%
----------------------------------------------------------------------------
Philip Morris Intl                                                      2.4%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
90  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
Seligman VP - Growth Fund

In this environment, betting for or against particular industry sectors is likely to be less rewarding than choosing individual stocks that can maintain or increase their growth rate. Though stock market performance is probably not going to be as robust as it was last year, we still believe there will be opportunities, particularly among companies with attractive valuations, good free cash flow and definable catalysts to drive their results.



Erik Voss, CFA
Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  91

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

Seligman VP - Growth Fund

This chart illustrates the total value of an assumed $10,000 investment in Seligman VP -- Growth Fund (from 1/1/00 to 12/31/09) as compared to the performance of the Russell 1000(R) Growth Index and Lipper Large-Cap Growth Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN VP -- GROWTH FUND LINE GRAPH)


                                     SELIGMAN VP    RUSSELL 1000(R)    LIPPER LARGE-CAP
                                       - GROWTH          GROWTH          GROWTH FUNDS
                                         FUND           INDEX(1)           INDEX(2)
                                     -----------    ---------------    ----------------
12/99                                  $10,000          $10,000             $10,000
3/00                                    11,386           10,713              10,813
6/00                                    10,862           10,423              10,023
9/00                                    10,429            9,863               9,856
12/00                                    8,070            7,758               8,032
3/01                                     6,033            6,136               6,260
6/01                                     6,623            6,653               6,682
9/01                                     4,716            5,362               5,354
12/01                                    5,573            6,173               6,115
3/02                                     5,247            6,014               5,960
6/02                                     4,563            4,891               5,017
9/02                                     3,887            4,155               4,213
12/02                                    4,119            4,452               4,396
3/03                                     4,132            4,404               4,328
6/03                                     4,689            5,035               4,913
9/03                                     4,680            5,232               5,069
12/03                                    5,001            5,776               5,581
3/04                                     5,049            5,822               5,649
6/04                                     5,085            5,934               5,703
9/04                                     4,937            5,624               5,452
12/04                                    5,422            6,140               5,997
3/05                                     5,242            5,889               5,722
6/05                                     5,631            6,034               5,921
9/05                                     5,777            6,277               6,226
12/05                                    5,890            6,463               6,452
3/06                                     6,217            6,663               6,601
6/06                                     5,833            6,403               6,263
9/06                                     6,118            6,655               6,378
12/06                                    6,542            7,050               6,756
3/07                                     6,563            7,134               6,825
6/07                                     6,920            7,623               7,273
9/07                                     7,125            7,943               7,745
12/07                                    6,742            7,883               7,768
3/08                                     5,943            7,080               6,896
6/08                                     5,718            7,169               6,967
9/08                                     4,994            6,285               5,970
12/08                                    3,753            4,853               4,552
3/09                                     3,611            4,653               4,382
6/09                                     4,209            5,412               5,114
9/09                                     4,829            6,168               5,877
12/09                                    5,141            6,658               6,305




(1) The Russell 1000(R) Growth Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Growth Funds Index includes the 30 largest large-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
92  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

Seligman VP - Larger-Cap Value Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman VP - Larger-Cap Value Fund (the Fund) gained 26.12% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell
  Index), which advanced 19.69% during the same 12 months. The Fund's secondary benchmark, the Standard & Poor's 500 Index (S&P 500 Index) returned 26.46% during the same period.

> The Fund also outperformed its peer group, as represented by the Lipper Large-
  Cap Value Funds Index, which rose 24.96% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                           SINCE
                                                                                         INCEPTION
                                                               1 YEAR  3 YEARS  5 YEARS    2/4/04
--------------------------------------------------------------------------------------------------
Seligman VP -- Larger-Cap Value Fund                          +26.12%   -8.74%   -1.10%    +0.76%
--------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index (unmanaged)                       +19.69%   -8.96%   -0.25%    +2.22%
--------------------------------------------------------------------------------------------------
S&P 500 Index (unmanaged)                                     +26.46%   -5.63%   +0.42%    +1.88%
--------------------------------------------------------------------------------------------------
Lipper Large-Cap Value Funds Index                            +24.96%   -6.91%   +0.28%    +1.98%
--------------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
   X                      LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  93

MANAGER COMMENTARY -------------------------------------------------------------

Seligman VP - Larger-Cap Value Fund

Seligman VP - Larger-Cap Value Fund (the Fund) gained 26.12% for the 12-month period ended Dec. 31, 2009. The Fund outperformed its benchmark, the Russell 1000(R) Value Index (Russell Index), which advanced 19.69% during the same 12 months. The Standard & Poor's 500 Index (S&P 500 Index) returned 26.46% during the same period. The Fund also outperformed its peer group, as represented by the Lipper Large-Cap Value Funds Index, which rose 24.96% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
At the beginning of 2009, financial markets were in disarray in the U.S. and around the world, as investors feared the global financial system was on the verge of collapse. In response, we saw a concerted effort by every major country to bolster financial firms, particularly banks, and to stimulate the global economy. The positive impact, along with strong first quarter corporate earnings, alleviated fears and persuaded investors the financial system would stabilize, setting the stage for a robust equity rally. For the balance of the year, the economic environment progressively improved. We characterize 2009 as a healing year and the stock markets seemed to anticipate that healing early on.

We believe strongly that having a disciplined investment process and sticking with it in the face of fear and uncertainty enabled the Fund to outpace the Russell Index for the fiscal year. We maintained a fully-invested equity position throughout the year; we didn't raise cash and we didn't shift the portfolio to a defensive posture. In keeping with our discipline, we were discriminating buyers as other investors ran for the sidelines.

Early on and through most of the year, we kept the portfolio overweight in the financials sector when many value managers were reducing exposure. For example, we held on to MORGAN STANLEY, which many investors would have been tempted to sell when its price fell into the teens. The stock recovered strongly and was a leading contributor to relative performance during the year. BANK OF AMERICA was another key contributor. On the negative side, U.S. BANCORP detracted from relative return.

We also thought 2009 was a good time to own consumer-related stocks because we had confidence that consumers would resume spending. High-end retailer NORDSTROM, which we purchased in the latter part of the year, and other retail stocks such as THE GAP had a positive effect on the Fund's results. However, overall stock selection in the consumer discretionary sector detracted.


SECTOR BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                                                 13.2%
----------------------------------------------------------------------------
Consumer Staples                                                       15.0%
----------------------------------------------------------------------------
Energy                                                                 11.0%
----------------------------------------------------------------------------
Financials                                                             24.3%
----------------------------------------------------------------------------
Health Care                                                             8.4%
----------------------------------------------------------------------------
Industrials                                                            16.9%
----------------------------------------------------------------------------
Information Technology                                                  2.7%
----------------------------------------------------------------------------
Materials                                                               5.6%
----------------------------------------------------------------------------
Other(2)                                                                0.2%
----------------------------------------------------------------------------
Utilities                                                               2.7%
----------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
94  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
Seligman VP - Larger-Cap Value Fund

The portfolio had a significant emphasis on industrial stocks, a position that performed well, particularly due to strong stock selection. Two railroads, UNION PACIFIC and CSX, added value as did aerospace and defense contractors GENERAL DYNAMICS, which we added to the portfolio later in the year, and UNITED TECHNOLOGIES. Holdings of tobacco stocks, typically a defensive group, also had a positive effect on relative return.

Stock selection in the health care and materials sectors detracted from relative return. Having a larger consumer staples position than the Russell Index was also disadvantageous. Individual detractors from relative return included KRAFT FOODS, crude oil refiner VALERO ENERGY, health care insurer HUMANA.

CHANGES TO THE FUND'S PORTFOLIO
For the most part, we made few changes to the portfolio, though it is important to note that we added to existing positions at opportune times and as money became available.

We added a few new positions including General Dynamics whose price dropped to levels we thought were very low; WAL-MART STORES, which finally appeared attractive to us based on its valuation and what management is doing fundamentally with the company; and SHERWIN-WILLIAMS, which we believe should benefit when the housing market recovers. As mentioned above, we also bought Nordstrom, which has cut costs, effectively managed inventory and maintained reasonable sales despite the downturn.

We sold the Fund's holdings of Kraft Foods and MEDTRONIC. When we buy a stock, we identify specific factors that we believe we think will drive the price higher. If our reason for owning the stock goes away, we sell the stock. In the case of Kraft, we thought lower commodity prices would let the company maintain or expand profit margins. That didn't happen and we saw no other near-term benefits for owning Kraft, so we decided there were better opportunities elsewhere. MEDTRONIC'S original business, heart pacemakers, has leveled off and we don't see consistent strength across its full business line. In our view, Medtronic had also become fully priced, making it less attractive given our value style.

To summarize the portfolio's sector positioning at year end, the consumer discretionary, consumer staples and industrials positions were larger than those of the Russell Index, while the energy, telecommunication services and utilities positions were smaller.

OUR FUTURE STRATEGY
We believe the economic and investment environments will continue to improve during 2010 - global economies are improving, interest rates are low and inflation remains muted. As a result, we believe equities could advance further from current levels, but any gains are likely to be at a slower pace than we saw for much of 2009.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Tyson Foods Cl A                                                        4.8%
----------------------------------------------------------------------------
Bank of America                                                         4.6%
----------------------------------------------------------------------------
Unum Group                                                              3.3%
----------------------------------------------------------------------------
CSX                                                                     3.3%
----------------------------------------------------------------------------
General Dynamics                                                        3.2%
----------------------------------------------------------------------------
Williams Companies                                                      3.1%
----------------------------------------------------------------------------
Chevron                                                                 3.1%
----------------------------------------------------------------------------
Prudential Financial                                                    3.0%
----------------------------------------------------------------------------
Union Pacific                                                           3.0%
----------------------------------------------------------------------------
Lowe's Companies                                                        3.0%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  95

MANAGER COMMENTARY (continued) -------------------------------------------------
Seligman VP - Larger-Cap Value Fund

We are optimistic about corporate profits because companies are operating quite lean and inventories are low. As demand rises and companies start producing, they should be able to raise prices. In the short term, we believe inventory re-stocking may fuel further gains in U.S. Gross Domestic Product and may help alleviate the high unemployment rate, as companies hire workers (though some on a temporary basis) to help meet demand. As employment improves, consumer confidence should improve as well.

Eventually, the Federal Reserve will raise interest rates as the recovery takes hold. This may initially distress the stock market, but when investors realize that higher rates are an inevitable consequence of improving economic growth, markets should respond well.

Last year's stock market gains were largely driven by institutional investors. Individual investors, as a group, have not yet come back to stocks, but at some point they will and that should provide further impetus for rising stock prices. In our view, companies that have made dramatic cost cuts are well-positioned for strong earnings gains. Going forward, we expect the market to shift from a rally that lifts most stocks, to one that specifically rewards successful companies.




Neil Eigen                             Richard Rosen
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
96  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

Seligman VP - Larger-Cap Value Fund

This chart illustrates the total value of an assumed $10,000 investment in Seligman VP -- Larger-Cap Value Fund (from 2/4/04 to 12/31/09) as compared to the performance of the Russell 1000(R) Value Index, the S&P 500 Index and Lipper Large-Cap Value Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN VP -- LARGER-CAP VALUE FUND LINE GRAPH)


                                  SELIGMAN VP                                   LIPPER LARGE-CAP
                                 - LARGER-CAP    RUSSELL 1000(R)     S&P 500       VALUE FUNDS
                                  VALUE FUND      VALUE INDEX(1)    INDEX(2)        INDEX(3)
                                 ------------    ---------------    --------    ----------------
2/4/04                              $10,000          $10,000         $10,000         $10,000
3/04                                 10,091           10,198          10,025          10,126
6/04                                 10,151           10,288          10,198          10,232
9/04                                 10,144           10,446          10,007          10,177
12/04                                11,055           11,531          10,931          11,073
3/05                                 10,933           11,541          10,696          10,982
6/05                                 11,129           11,734          10,842          11,128
9/05                                 11,379           12,190          11,233          11,551
12/05                                11,557           12,344          11,468          11,766
3/06                                 12,128           13,077          11,950          12,285
6/06                                 12,040           13,154          11,778          12,291
9/06                                 12,795           13,972          12,445          13,005
12/06                                13,761           15,090          13,279          13,918
3/07                                 13,754           15,277          13,364          14,022
6/07                                 14,575           16,030          14,203          14,929
9/07                                 14,591           15,991          14,491          14,959
12/07                                13,698           15,064          14,009          14,260
3/08                                 12,316           13,750          12,686          12,900
6/08                                 11,576           13,020          12,340          12,461
9/08                                 10,460           12,224          11,307          11,385
12/08                                 8,293            9,513           8,826           8,984
3/09                                  7,132            7,918           7,854           7,928
6/09                                  8,748            9,240           9,105           9,224
9/09                                 10,253           10,926          10,526          10,690
12/09                                10,458           11,387          11,162          11,227




(1) The Russell 1000(R) Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(3) The Lipper Large-Cap Value Funds Index includes the 30 largest large-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  97

YOUR FUND AT A GLANCE ----------------------------------------------------------

Seligman VP - Smaller-Cap Value Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman VP - Smaller-Cap Value Fund (the Fund) gained 39.81% for the fiscal year ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Russell 2000(R) Index, which advanced
  27.17% during the same period.

> The Fund also outperformed its peer group, as represented by the Lipper Small-
  Cap Core Funds Index, which rose 34.50% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                               1 YEAR  3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------------------------------------
Seligman VP -- Smaller-Cap Value Fund                         +39.81%   -6.30%   -0.75%   +3.15%
-------------------------------------------------------------------------------------------------
Russell 2000(R) Index (unmanaged)                             +27.17%   -6.07%   +0.51%   +3.51%
-------------------------------------------------------------------------------------------------
Lipper Small-Cap Core Funds Index                             +34.50%   -4.06%   +1.55%   +5.24%
-------------------------------------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
   X                      SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
98  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Seligman VP - Smaller-Cap Value Fund

Seligman VP - Smaller-Cap Value Fund (the Fund) gained 39.81% for the fiscal year ended Dec. 31, 2009. The Fund outperformed its benchmark, the Russell 2000(R) Index (Russell Index), which advanced 27.17% during the same period. The Fund also outperformed its peer group, as represented by the Lipper Small-Cap Core Funds Index, which rose 34.50% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
At the beginning of 2009, financial markets were in disarray in the U.S. and around the world, as investors feared the global financial system was on the verge of collapse. A concerted effort by major countries to bolster financial firms and stimulate the global economy alleviated those fears and persuaded investors the financial system would stabilize, setting the stage for a robust equity rally. For the balance of the year, the economic environment progressively improved.

We believe strongly that having a disciplined investment process and sticking with it enabled the Fund to outpace the Russell Index for the fiscal year. The small-cap arena tends to be more volatile and it's easy for investors to lose confidence in a stock. Understanding the fundamentals of the companies in the portfolio helped us maintain our faith in their ability to navigate tough times. Thus, when a stock's valuation suffered, we followed our discipline as others bailed out. We believe that's what made the difference in the Fund's return this year.

The Fund's positioning in the financial sector had a large positive effect on relative performance for the year. The financials weighting was much smaller than that of the Russell Index and the portfolio had no exposure to commercial banks; both proved advantageous. Smaller banks were vulnerable to real estate exposure and limited capital. Within the financials group, we did own small insurance companies, which performed better than regional banks during the year.

The portfolio had a larger information technology weighting than the Russell Index, an advantage since the information technology sector performed so well. Stock selection within the sector was an even more significant contributor to relative return. Several semiconductor stocks had a notable positive effect on relative performance, including ON SEMICONDUCTOR and CYPRESS SEMICONDUCTOR. Communications equipment company F5 NETWORKS was also a leading contributor for the year.

The portfolio's positioning in the health care sector added value, largely due to effective stock selection. WELLCARE HEALTH PLANS was a key contributor for the fiscal year. The company provides Medicare health plans, mainly in Florida, but to other states as well. Like many health care stocks, WellCare had declined on fear that proposed

SECTOR BREAKDOWN(1)  (at Dec. 31, 2009)
---------------------------------------------------------------------

Consumer Discretionary                                                 11.0%
----------------------------------------------------------------------------
Consumer Staples                                                        8.4%
----------------------------------------------------------------------------
Energy                                                                  4.8%
----------------------------------------------------------------------------
Financials                                                             12.9%
----------------------------------------------------------------------------
Health Care                                                             7.3%
----------------------------------------------------------------------------
Industrials                                                            29.5%
----------------------------------------------------------------------------
Information Technology                                                 21.4%
----------------------------------------------------------------------------
Materials                                                               4.6%
----------------------------------------------------------------------------
Other(2)                                                                0.1%
----------------------------------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  99

MANAGER COMMENTARY (continued) -------------------------------------------------
Seligman VP - Smaller-Cap Value Fund


reform would drive private companies out of business. We evaluated the company's fundamentals and noted that, despite fears about reform, analysts were not cutting the stock's earnings estimates. We found no reason for the stock's declining as much as it did, so we increased the Fund's holdings. The stock has since rebounded strongly from its low of last year.

The Fund's selection within the materials sector versus the Russell Index was disadvantageous, mainly because we held no metal and mining companies or paper stocks in the portfolio. These groups advanced sharply on expectations for an improving global economy and rising demand from China. Having a larger industrials weighting than the Russell Index also detracted from relative return. Individual detractors from relative return included CONTINENTAL AIRLINES, DELTA AIR LINES, and property and casualty insurer ENDURANCE SPECIALTY HOLDINGS.

CHANGES TO THE FUND'S PORTFOLIO
We believe the prospects for technology spending remain positive, particularly because many companies cut spending so sharply as part of their previous cost-reduction efforts. As of year-end, the portfolio had a large overweight in the information technology sector, relative to the Russell Index.

The portfolio's exposure to financials stocks was also significant at year end, though it was smaller than that of the Russell Index. We believe the long-term outlook for financial stocks is positive, even with the possibility of further regulatory reform. The interest rate environment is quite favorable for lenders, and, after slashing costs, many financial services organizations may deliver outsized earnings gains if revenue becomes more normal.

During the year, we added a number of new stocks to the portfolio. These include AEGEAN MARINE PETROLEUM NETWORK, a marine fuel logistics company whose tankers provide fuel to ships at sea and in port. We also added HERBALIFE, maker of nutrition and weight management products, and the SOTHEBY'S auction house. Sotheby's had suffered from declining auction sales during the recession, but we expected the stock to perform better as economic expectations improved and it became one of the leading contributors for the year.

We took advantage of a sell off in LINCOLN NATIONAL to add the stock to the portfolio. Its stock was selling far below book value because many investors apparently thought the company, which offers investment and insurance products, was going bankrupt. Lincoln National subsequently rebounded.

OUR FUTURE STRATEGY
We believe the economic and investment environments will continue to improve during 2010 - global economies are improving, interest rates are low and inflation remains muted. As a result, we believe equities could advance further from current levels, but any gains are likely to be at a slower pace than we saw for much of 2009.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

WellCare Health Plans                                                   4.2%
----------------------------------------------------------------------------
Delta Air Lines                                                         4.2%
----------------------------------------------------------------------------
ON Semiconductor                                                        3.8%
----------------------------------------------------------------------------
Continental Airlines Cl B                                               3.6%
----------------------------------------------------------------------------
Varian Semiconductor Equipment Associates                               3.5%
----------------------------------------------------------------------------
F5 Networks                                                             3.3%
----------------------------------------------------------------------------
Sotheby's                                                               3.3%
----------------------------------------------------------------------------
Cypress Semiconductor                                                   3.3%
----------------------------------------------------------------------------
Herbalife                                                               3.1%
----------------------------------------------------------------------------
TETRA Technologies                                                      3.0%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
100  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
Seligman VP - Smaller-Cap Value Fund

Eventually, as the recovery takes hold, the Federal Reserve Board will raise interest rates. This may initially distress the stock market, but when investors realize that higher rates are an inevitable consequence of improving economic growth, markets should respond well.

Last year's stock market gains were largely driven by institutional investors, while individual investors, as a group, have not yet come back to stocks. They will eventually return, providing further impetus for rising stock prices.

We remain optimistic about small-cap stock performance as well. We don't think the stocks are overvalued and the universe is very large, so we have had no trouble finding attractive stocks. Since most small-cap companies are domestic, with a few specific products, they tend to be very responsive to economic activity. Of course, we don't know how strong the economy will be, but we think it will be stronger than last year and, in that scenario, we believe these companies could have impressive earnings results.



Neil Eigen                             Richard Rosen
Portfolio Manager                      Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  101

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

Seligman VP - Smaller-Cap Value Fund

This chart illustrates the total value of an assumed $10,000 investment in Seligman VP -- Smaller-Cap Value Fund (from 1/1/00 to 12/31/09) as compared to the performance of the Russell 2000(R) Index and Lipper Small-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN VP -- SMALLER-CAP VALUE FUND LINE GRAPH)


                                   SELIGMAN VP-      RUSSELL 2000(R)    LIPPER SMALL-CAP    LIPPER SMALL-CAP
                                SMALLER-CAP VALUE          INDEX           CORE FUNDS          VALUE FUNDS
                                       FUND                (1)              INDEX(2)            INDEX(3)
                                -----------------    ---------------    ----------------    ----------------
1/1/00                               $10,000             $10,000             $10,000             $10,000
3/00                                  10,796              10,708              11,032              10,360
6/00                                  10,698              10,304              10,855              10,496
9/00                                  10,988              10,418              11,160              11,217
12/00                                 10,415               9,698              10,693              11,610
3/01                                   8,959               9,067               9,880              11,898
6/01                                   9,982              10,362              11,398              13,410
9/01                                   8,284               8,208               9,404              11,478
12/01                                  9,736               9,939              11,455              13,608
3/02                                  10,183              10,335              11,864              14,694
6/02                                   9,485               9,472              10,835              14,095
9/02                                   7,655               7,445               8,746              11,440
12/02                                  8,075               7,903               9,252              12,083
3/03                                   7,712               7,548               8,775              11,387
6/03                                   9,408               9,316              10,578              13,985
9/03                                  10,283              10,162              11,351              15,308
12/03                                 11,939              11,638              13,037              17,827
3/04                                  12,693              12,366              13,832              18,890
6/04                                  12,679              12,425              14,048              19,200
9/04                                  12,437              12,070              13,847              19,089
12/04                                 14,152              13,771              15,431              21,509
3/05                                  13,575              13,036              14,948              21,134
6/05                                  14,038              13,598              15,406              21,796
9/05                                  14,695              14,236              16,325              22,808
12/05                                 14,834              14,398              16,597              23,112
3/06                                  16,694              16,405              18,525              25,783
6/06                                  15,759              15,581              17,643              24,907
9/06                                  15,455              15,649              17,462              25,025
12/06                                 16,568              17,042              18,871              27,071
3/07                                  16,787              17,374              19,464              27,932
6/07                                  17,646              18,141              20,672              29,400
9/07                                  16,879              17,580              20,084              27,705
12/07                                 15,874              16,775              19,234              25,834
3/08                                  13,900              15,115              17,467              24,159
6/08                                  13,894              15,203              17,881              23,701
9/08                                  12,895              15,034              16,628              23,174
12/08                                  9,749              11,108              12,389              17,356
3/09                                   8,205               9,447              10,971              14,961
6/09                                  10,791              11,401              13,410              18,162
9/09                                  12,844              13,599              15,948              22,151
12/09                                 13,629              14,126              16,664              23,086




(1) The Russell 2000 Index, an unmanaged index, measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Core Funds Index includes the 30 largest small-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
102  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

Threadneedle VP - Emerging Markets Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle VP - Emerging Markets Fund (the Fund) advanced 74.08% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the Morgan Stanley Capital
  International (MSCI) Emerging Markets Index (MSCI Index) which advanced
  79.02%.

> The Fund's peer group, the Lipper Emerging Markets Funds Index, advanced
  74.25% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                          SINCE
                                                                                        INCEPTION
                                                              1 YEAR  3 YEARS  5 YEARS    5/1/00
-------------------------------------------------------------------------------------------------
Threadneedle VP -- Emerging Markets Fund                     +74.08%   +3.63%  +14.80%    +9.38%
-------------------------------------------------------------------------------------------------
MSCI Emerging Markets Index (unmanaged)                      +79.02%   +5.42%  +15.88%   +11.31%
-------------------------------------------------------------------------------------------------
Lipper Emerging Markets Funds Index                          +74.25%   +2.41%  +13.48%   +10.33%
-------------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  103

MANAGER COMMENTARY -------------------------------------------------------------

Threadneedle VP - Emerging Markets Fund

Below, Threadneedle VP - Emerging Markets Fund portfolio managers Julian Thompson and Jules Mort of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Dec. 31, 2009. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc., acts as the subadviser to the Fund.

Threadneedle VP - Emerging Markets Fund (the Fund) advanced 74.08% for the 12 months ended Dec. 31, 2009. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index (MSCI Index) which advanced 79.02%. The Fund's peer group, the Lipper Emerging Markets Funds Index, advanced 74.25% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
The year 2009 was clearly a strong one for emerging market equities as they rebounded from the credit crisis of 2008. Last year, analysts were generally cautious on emerging market economic growth, believing these economies would decline along with the developed economies. However, after global industrial production virtually halted in the fourth quarter of 2008, domestic growth in the emerging markets began to pick up. Emerging market banks did not suffer the same problems as those in developed regions, so there was little negative pressure on government finances or consumer lending. In fact, as interest rates fell, emerging markets saw a recovery in consumer confidence and borrowing. Meanwhile, China's stimulus spending supported commodity prices, which also helped emerging market countries. In short, the emerging markets weathered the crisis quite well.

The emerging market equity rally began in April, concurrent with the developed market rally, but emerging markets advanced more sharply. While the MSCI Index was up nearly 80%, the MSCI EAFE Index, a measure of developed markets, rose about 32% and the U.S. market, represented by the S&P 500 Index, was up about 26%.


COUNTRY BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Brazil                                                                 18.9%
----------------------------------------------------------------------------
Chile                                                                   0.7%
----------------------------------------------------------------------------
China                                                                  11.0%
----------------------------------------------------------------------------
Egypt                                                                   1.0%
----------------------------------------------------------------------------
Hong Kong                                                               4.6%
----------------------------------------------------------------------------
Hungary                                                                 0.7%
----------------------------------------------------------------------------
India                                                                   6.5%
----------------------------------------------------------------------------
Indonesia                                                               1.3%
----------------------------------------------------------------------------
Israel                                                                  0.7%
----------------------------------------------------------------------------
Luxembourg                                                              1.1%
----------------------------------------------------------------------------
Malaysia                                                                0.7%
----------------------------------------------------------------------------
Mexico                                                                  6.2%
----------------------------------------------------------------------------
Panama                                                                  1.3%
----------------------------------------------------------------------------
Poland                                                                  0.5%
----------------------------------------------------------------------------
Russia                                                                  9.9%
----------------------------------------------------------------------------
South Africa                                                            4.8%
----------------------------------------------------------------------------
South Korea                                                            11.7%
----------------------------------------------------------------------------
Taiwan                                                                 12.8%
----------------------------------------------------------------------------
Thailand                                                                1.4%
----------------------------------------------------------------------------
Turkey                                                                  2.9%
----------------------------------------------------------------------------
United States                                                           0.8%
----------------------------------------------------------------------------
Other(2)                                                                0.5%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
104  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
Threadneedle VP - Emerging Markets Fund

Regionally, emerging markets in Latin America, particularly Brazil, delivered the largest gains. Indonesia and Russia were also leading performers. Morocco, Jordan, the Czech Republic and Poland were among the weaker performing equity markets. In terms of sectors, consumer discretionary stocks delivered the strongest gains, followed by materials and information technology. Telecommunication services, a sector where companies have little pricing power and face high capital expenditures, lagged the MSCI Index, as did health care, which is typically viewed as a more defensive sector.

The Fund began the year with a somewhat defensive stance, but we repositioned the portfolio quite significantly in April. When we started to see strong economic growth in emerging markets, we moved to a position we believed would benefit from that growth.

This repositioning helped the Fund participate in the robust rally and deliver a very strong absolute return for the year. However, the Fund did not fully keep up with the MSCI Index because of sharp gains in lower quality companies in the index. These included less liquid and less transparent companies -- not the type we tend to invest in. An example is CEMEX, a Mexican cement maker that had strong performance in response to a renegotiation of outstanding debt. We didn't hold the stock in the Fund because we still think the company's debt is too high and its exposure to the U.S. housing sector is unlikely to provide strong returns for the company.

A portfolio overweight in Chinese financial and real estate stocks was also disadvantageous. These stocks were negatively affected by concerns that China will be one of the first to start tightening its money supply since it was among the first to ease during last year's crisis.

The Fund's Latin American exposure was very beneficial, particularly in the third and fourth quarters. Holdings in the consumer discretionary sector, including Brazilian clothing retailer LOJAS RENNER and mall operator MULTIPLAN added to relative return.

Both stock selection and an overweight in Russia were also advantageous. Among the portfolio's holdings in Russia, food retailer X5 and integrated steel producer EVRAZ were leading contributors.

CHANGES TO THE FUND'S PORTFOLIO
As we repositioned the portfolio, we increased exposure to the consumer discretionary sector, overweighting the portfolio vs. the MSCI Index. We also increased exposure to consumer staples and information technology. While we increased the portfolio's energy and materials positions, we continued to maintain an underweight, relative to the MSCI Index. We also significantly reduced the portfolio's telecommunications services weighting, eliminated the Fund's health care exposure and consistently maintained an underweight in utilities.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Vale ADR (Brazil)                                                       4.2%
----------------------------------------------------------------------------
Petroleo Brasileiro ADR (Brazil)                                        3.0%
----------------------------------------------------------------------------
Lojas Renner (Brazil)                                                   2.8%
----------------------------------------------------------------------------
Samsung Electronics (South Korea)                                       2.5%
----------------------------------------------------------------------------
China Life Insurance Series H (China)                                   2.1%
----------------------------------------------------------------------------
Sberbank Cl S (Russia)                                                  2.0%
----------------------------------------------------------------------------
Wal-Mart de Mexico Series V (Mexico)                                    2.0%
----------------------------------------------------------------------------
Rosneft Oil GDR (Russia)                                                1.9%
----------------------------------------------------------------------------
China Mobile (Hong Kong)                                                1.8%
----------------------------------------------------------------------------
MediaTek (Taiwan)                                                       1.8%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  105

MANAGER COMMENTARY (continued) -------------------------------------------------
Threadneedle VP - Emerging Markets Fund

We reduced banking exposure in China, but maintained a slight overweight because we think that longer term, Chinese banks could actually benefit as higher interest rates alleviate a margin squeeze. We reduced Chinese real estate exposure more substantially because the Chinese government appears to be concerned about speculation and could take further action to rein in the sector. We eliminated two real estate stocks, while still holding CHINA OVERSEAS LAND AND INVESTMENT, which we consider the strongest and most diversified of China's real estate companies.

In terms of other individual stocks, we increased exposure to COPA HOLDINGS, a Panamanian airline stock listed on the U.S. NASDAQ stock market. This airline has performed well despite the recession and Swine flu scare and gives the Fund broader exposure to economic recovery in Central and South America. We increased holdings of Lojas Renner and took a new stake in another Brazilian stock, adult education firm ANHANGUERA EDUCACIONAL. This stock appears inexpensive, relative to international education companies, and has had good returns on capital even though its business is not fully matured. We think that as its campuses mature, investors will begin to appreciate this company. Also in Brazil, we reduced exposure to MULTIPLAN, taking profits after good performance last year and bought shares of property stock CYRELA REALTY. We sold the portfolio's holdings of Israel's TEVA PHARMACEUTICAL because return on capital had declined after a number of acquisitions.

To summarize the Fund's positioning, the weighting in Latin America is larger than that of the MSCI Index, the weighting in Emerging Europe, the Middle East and Africa is about equal to that of the MSCI Index and the weighting in Asia is smaller. In terms of individual countries, the Fund is overweight Brazil, Mexico and Russia and underweight China, relative to the MSCI Index. The portfolio's weightings in the consumer discretionary, consumer staples, financials and information technology sectors were larger than those of the MSCI Index, while weightings in telecommunication services, utilities and materials were smaller.

OUR FUTURE STRATEGY
Though emerging market stock prices rose significantly this past year, valuations were supported by the earnings recovery and still remain attractive to us. At year-end, equity valuations were in line with historic averages and with the developed markets.

We think emerging market stocks now offer an attractive combination of high growth potential with reasonable risk. The broad economic risks in emerging markets appear fairly benign to us. Domestic economic activity remains strong and government debt to Gross Domestic Product ratios have not been negatively affected by the credit crisis as they were in the developed markets. Thus, we expect emerging markets to trade at a premium to developed markets over time. We believe emerging market equities can continue to provide good returns, supported by earnings growth and investors' increased appreciation for the asset class.





Julian Thompson, Ph.D.                 Jules Mort
Portfolio Manager                      Deputy Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
106  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

Threadneedle VP - Emerging Markets Fund

This chart illustrates the total value of an assumed $10,000 investment in Threadneedle VP -- Emerging Markets Fund (from 5/1/00 to 12/31/09) as compared to the performance of the MSCI Emerging Markets Index and Lipper Emerging Markets Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE VP -- EMERGING MARKETS FUND LINE GRAPH)


                                     THREADNEEDLE VP                        LIPPER EMERGING
                                        - EMERGING        MSCI EMERGING      MARKETS FUNDS
                                       MARKETS FUND     MARKETS INDEX(1)        INDEX(2)
                                     ---------------    ----------------    ---------------
5/1/00                                   $10,000             $10,000            $10,000
6/00                                       9,818               9,908              9,901
9/00                                       8,288               8,613              8,678
12/00                                      7,344               7,465              7,568
3/01                                       6,734               7,059              7,047
6/01                                       7,206               7,342              7,478
9/01                                       5,896               5,756              5,935
12/01                                      7,243               7,288              7,303
3/02                                       8,081               8,119              8,186
6/02                                       7,344               7,439              7,610
9/02                                       6,398               6,226              6,387
12/02                                      6,848               6,851              6,965
3/03                                       6,348               6,449              6,544
6/03                                       7,388               7,956              8,077
9/03                                       8,358               9,088              9,211
12/03                                      9,611              10,706             10,932
3/04                                      10,784              11,747             11,907
6/04                                       9,717              10,622             10,809
9/04                                      10,207              11,499             11,714
12/04                                     11,932              13,484             13,741
3/05                                      12,105              13,745             13,924
6/05                                      12,541              14,328             14,468
9/05                                      14,731              16,924             17,081
12/05                                     15,964              18,142             18,227
3/06                                      17,936              20,341             20,481
6/06                                      17,043              19,473             19,423
9/06                                      17,750              20,448             20,533
12/06                                     21,376              24,054             24,073
3/07                                      22,001              24,619             24,637
6/07                                      24,568              28,324             28,140
9/07                                      28,005              32,436             31,296
12/07                                     29,520              33,622             32,800
3/08                                      26,432              29,949             29,032
6/08                                      26,781              29,709             28,532
9/08                                      18,985              21,730             21,270
12/08                                     13,666              15,742             14,839
3/09                                      13,515              15,903             14,444
6/09                                      17,883              21,443             19,644
9/09                                      21,900              25,955             23,969
12/09                                     23,790              28,182             25,856




(1) The Morgan Stanley Capital International (MSCI) Emerging Markets Index, an unmanaged market capitalization-weighted index, is designed to measure equity market performance in the global emerging markets. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Emerging Markets Funds Index includes the 30 largest emerging markets funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  107

YOUR FUND AT A GLANCE ----------------------------------------------------------

Threadneedle VP - International Opportunity Fund

FUND SUMMARY
--------------------------------------------------------------------------------

> Threadneedle VP - International Opportunity Fund advanced 27.54% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its benchmark index, the Morgan Stanley Capital
  International (MSCI) EAFE Index (MSCI Index), which advanced 32.46% for the period.

> The Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, advanced 29.23% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------------------------
Threadneedle VP -- International Opportunity Fund           +27.54%    -5.05%    +3.89%    -2.25%
--------------------------------------------------------------------------------------------------
MSCI Index (unmanaged)                                      +32.46%    -5.57%    +4.02%    +1.58%
--------------------------------------------------------------------------------------------------
Lipper International Large-Cap Core Funds Index             +29.23%    -6.24%    +3.26%    +0.99%
--------------------------------------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Total returns shown do not reflect expenses that apply to the subaccount or the annuity or life insurance contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
108  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Threadneedle VP - International Opportunity Fund


Below, portfolio managers Alex Lyle and Esther Perkins of Threadneedle International Limited (Threadneedle) discuss the Fund's results and positioning for the fiscal year ended Dec. 31, 2009. Threadneedle, an indirect wholly-owned subsidiary of Ameriprise Financial, Inc. acts as the subadviser to the Fund.

Threadneedle VP - International Opportunity Fund advanced 27.54% for the 12 months ended Dec. 31, 2009. The Fund underperformed its benchmark index, the Morgan Stanley Capital International EAFE Index (MSCI Index), which advanced 32.46% for the period. The Lipper International Large-Cap Core Funds Index, representing the Fund's peer group, advanced 29.23% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The Fund began the fiscal year performing quite well, relative to the MSCI Index. The portfolio was well positioned for this period when most economies were in recession and equities continued to battle negative sentiment. The Fund's emphasis on defensive, noncyclical sectors such as consumer staples and health care proved advantageous. The portfolio was well-exposed to quality companies with healthy balance sheets, the type of companies that outperformed early in the year. In the financials sector, which remained quite weak, the Fund benefited from holding stronger companies and avoiding poor performers. Other contributors during this period included Belgian supermarket chain COLRUYT, U.K.-based BRITISH AMERICAN TOBACCO, Swiss pharmaceutical firm ROCHE HOLDING and Israeli generic drug company TEVA PHARMACEUTICAL.


COUNTRY BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Australia                                                               4.5%
----------------------------------------------------------------------------
Belgium                                                                 2.5%
----------------------------------------------------------------------------
Brazil                                                                  2.4%
----------------------------------------------------------------------------
Canada                                                                  1.5%
----------------------------------------------------------------------------
China                                                                   2.5%
----------------------------------------------------------------------------
France                                                                  8.4%
----------------------------------------------------------------------------
Germany                                                                 6.7%
----------------------------------------------------------------------------
Hong Kong                                                               3.5%
----------------------------------------------------------------------------
Indonesia                                                               0.5%
----------------------------------------------------------------------------
Ireland                                                                 0.6%
----------------------------------------------------------------------------
Israel                                                                  0.8%
----------------------------------------------------------------------------
Japan                                                                  15.4%
----------------------------------------------------------------------------
Luxembourg                                                              0.8%
----------------------------------------------------------------------------
Mexico                                                                  0.5%
----------------------------------------------------------------------------
Netherlands                                                             4.3%
----------------------------------------------------------------------------
Norway                                                                  0.7%
----------------------------------------------------------------------------
Portugal                                                                0.5%
----------------------------------------------------------------------------
Singapore                                                               0.8%
----------------------------------------------------------------------------
South Korea                                                             1.3%
----------------------------------------------------------------------------
Spain                                                                   3.5%
----------------------------------------------------------------------------
Sweden                                                                  0.8%
----------------------------------------------------------------------------
Switzerland                                                             8.6%
----------------------------------------------------------------------------
Taiwan                                                                  2.2%
----------------------------------------------------------------------------
United Kingdom                                                         25.0%
----------------------------------------------------------------------------
Other(2)                                                                1.7%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  109

MANAGER COMMENTARY (continued) -------------------------------------------------
Threadneedle VP - International Opportunity Fund

In March, global equity markets began a robust rally. Though the Fund advanced in absolute terms, it lagged the MSCI Index. As investors became more optimistic about an economic recovery, they focused on companies they believed would benefit most from increased economic activity and on stocks that were most depressed during the market downturn. The Fund had limited exposure to either group. Portfolio holdings in more defensive sectors underperformed, including Colruyt, Netherlands retailer AHOLD, French eyeglass lens manufacturer ESSILOR INTERNATIONAL and German renal health company FRESENIUS MEDICAL CARE & CO. In the financials sector, the Fund's relative performers were left behind in the rally, while the beaten down stocks the Fund had avoided bounced furthest.

In the final months of the fiscal year, the Fund's performance relative to the MSCI Index was again favorable, aided by an emphasis on mining stocks such as RIO TINTO in Australia and VALE in Brazil. Companies with solid growth records also performed better during this period, including portfolio holdings such as oil exploration company TULLOW OIL, power supply firm AGGREKO and household goods company RECKITT BENCKISER - all U.K.-listed stocks.

Throughout the year, the portfolio's emerging market exposure was beneficial. Emerging markets recovered more quickly than expected and were key beneficiaries of the improved market sentiment. Brazilian oil exploration company OGX PETROLEO E GAS PARTICIPACOES, Brazilian clothing retailer LOJAS RENNER, Taiwanese semiconductor manufacturer HON HAI PRECISION INDUSTRY and SAMSUNG ELECTRONICS, a South Korean information technology firm, all added to relative return.

Overall, the defensive positioning that served the Fund so well during the market downturn prevented it from fully keeping pace with the rapid recovery, resulting in the Fund's fiscal year underperformance of the MSCI Index.

CHANGES TO THE FUND'S PORTFOLIO
A primary theme within the portfolio during the past year has been an increased focus on growth-oriented stocks and on stocks with more exposure to emerging markets where we see better scope for growth.

We added to the Fund's holdings in the materials sector, particularly mining stocks. We anticipate that demand from China and the continuing economic recovery will support commodity prices. We increased holdings in Australian mining stock Rio Tinto, Switzerland-based XSTRATA and LONMIN in the U.K.

In the consumer discretionary sector, we added holdings we believe will benefit from economic recovery. We added the French media company PUBLICIS, which is an opportunity to benefit from increased advertising expenditures. In the retail group we bought shares in the U.K. firms KINGFISHER and BURBERRY GROUP. We believe Kingfisher can benefit from reduced competition in the do-it-yourself arena, while Burberry gives the Fund exposure to luxury goods sales, particularly in China.


TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

BG Group (United Kingdom)                                               2.7%
----------------------------------------------------------------------------
Nestle (Switzerland)                                                    2.5%
----------------------------------------------------------------------------
Roche Holding (Switzerland)                                             2.2%
----------------------------------------------------------------------------
BP (United Kingdom)                                                     2.1%
----------------------------------------------------------------------------
Rio Tinto (United Kingdom)                                              2.0%
----------------------------------------------------------------------------
Sanofi-Aventis (France)                                                 2.0%
----------------------------------------------------------------------------
Standard Chartered (United Kingdom)                                     1.9%
----------------------------------------------------------------------------
Reckitt Benckiser Group (United Kingdom)                                1.9%
----------------------------------------------------------------------------
Banco Santander (Spain)                                                 1.9%
----------------------------------------------------------------------------
Koninklijke (Royal) KPN (Netherlands)                                   1.8%
----------------------------------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
110  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
Threadneedle VP - International Opportunity Fund

We added to information technology, which we believe will also benefit from the pick up in economic activity. We increased holdings of Hon Hai Precision Industry in Taiwan and added new positions in Samsung Electronics in South Korea and ASML in the Netherlands.

We reduced the portfolio's health care position, largely because we think other sectors will provide better growth during the economic recovery cycle. We also trimmed the telecommunication services holdings, a defensive sector that we think could be more vulnerable to slow consumer spending than the market currently seems to believe. We reduced exposure in financials, mainly by trimming insurance holdings. We think insurance claims in the non-life sector could increase, given the tough economic environment.

We increased emerging market exposure because we think economic prospects in Asia and the emerging markets are superior to those in developed countries. In the developed markets, we've added to some companies that have emerging market exposure, for example STANDARD CHARTERED, a U.K.-based bank.

As of fiscal year end, the portfolio was overweight in the Far East, which has come through the global recession well, with stronger banks and consumers who are less encumbered by debt than in developed regions. The portfolio was underweight in Japan which was the hardest hit of the major world economies in terms of the recession and corporate profits.

The portfolio's weightings in the materials, consumer discretionary and consumer staples sectors were larger than those of the MSCI Index. The portfolio was underweight in several non-cyclical areas where we see limited growth potential, including telecommunication services and utilities. The portfolio was also underweight in industrials.

OUR FUTURE STRATEGY
We currently see further upside potential in equities, given an improved economic outlook, better-than-expected corporate results and equity valuations that still appear reasonable to us. Also, many investors are holding significant cash, which they may move back into the market at some stage, creating further upward pressure on equity prices. We do think any additional equity price gains will come at a slower pace than we saw in 2009.

From an economic perspective, we think the recovery will continue, but setbacks are possible along the way. In this environment, we are currently positioning the portfolio selectively, with a balance of cyclical and non-cyclical companies. We believe the market will favor companies that can show reasonable growth in the difficult environment.




Alex Lyle                              Esther Perkins, CFA(R)
Portfolio Manager                      Deputy Portfolio Manager




Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  111

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

Threadneedle VP - International Opportunity Fund

This chart illustrates the total value of an assumed $10,000 investment in Threadneedle VP -- International Opportunity Fund (from 1/1/00 to 12/31/09) as compared to the performance of the MSCI EAFE Index and Lipper International Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THREADNEEDLE VP -- INTERNATIONAL OPPORTUNITY FUND LINE GRAPH)


                                     THREADNEEDLE VP                 LIPPER INTERNATIONAL
                                     - INTERNATIONAL    MSCI EAFE       LARGE-CAP CORE
                                    OPPORTUNITY FUND     INDEX(1)       FUNDS INDEX(2)
                                    ----------------    ---------    --------------------
1/1/00                                   $10,000         $10,000            $10,000
3/00                                       9,707           9,995             10,150
6/00                                       8,887           9,605              9,805
9/00                                       8,267           8,836              9,071
12/00                                      7,507           8,604              8,883
3/01                                       5,984           7,429              7,699
6/01                                       5,860           7,365              7,690
9/01                                       5,050           6,337              6,576
12/01                                      5,353           6,780              7,077
3/02                                       5,360           6,818              7,214
6/02                                       5,265           6,686              7,051
9/02                                       4,152           5,370              5,661
12/02                                      4,376           5,718              6,047
3/03                                       3,977           5,253              5,506
6/03                                       4,634           6,281              6,509
9/03                                       4,944           6,795              6,961
12/03                                      5,603           7,958              8,024
3/04                                       5,867           8,308              8,387
6/04                                       5,757           8,345              8,221
9/04                                       5,788           8,326              8,225
12/04                                      6,579           9,605              9,403
3/05                                       6,487           9,595              9,363
6/05                                       6,386           9,523              9,280
9/05                                       7,173          10,517             10,263
12/05                                      7,490          10,951             10,704
3/06                                       8,312          11,988             11,772
6/06                                       8,275          12,101             11,712
9/06                                       8,512          12,583             12,146
12/06                                      9,301          13,892             13,392
3/07                                       9,628          14,468             13,877
6/07                                      10,227          15,433             14,833
9/07                                      10,544          15,777             15,271
12/07                                     10,480          15,508             15,067
3/08                                       9,550          14,139             13,768
6/08                                       9,518          13,867             13,536
9/08                                       7,675          11,024             10,819
12/08                                      6,243           8,830              8,541
3/09                                       5,518           7,607              7,358
6/09                                       6,590           9,574              9,082
9/09                                       7,680          11,443             10,775
12/09                                      7,962          11,697             11,037




(1) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper International Large-Cap Core Funds Index includes the 30 largest international large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
112  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

FUND EXPENSES EXAMPLES ---------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Fund. Your purchase price will be the next NAV calculated after your request is received by the Fund or an authorized insurance company.

As a contract/policy owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expense which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" (or "Direct expenses paid during the period", if applicable) to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period (if applicable) by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  113

FUND EXPENSES EXAMPLES (continued) ---------------------------------------------

RiverSource Partners VP - Fundamental Value Fund

                                   BEGINNING         ENDING         EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------
  Actual(b)                          $1,000        $1,246.60         $5.44            .96%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,020.37         $4.89            .96%
----------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +24.66% for the six months ended Dec. 31, 2009.

RiverSource Partners VP - Select Value Fund

                                   BEGINNING         ENDING         EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------
  Actual(b)                          $1,000        $1,281.30         $6.38(c)        1.11%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,019.61         $5.65(c)        1.11%
----------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +28.13% for the six months ended Dec. 31, 2009.
(c) Beginning May 1, 2010, RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.20%. Had this agreement been in effect for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $6.73 and the hypothetical expenses paid would have been $5.96.

RiverSource Partners VP - Small Cap Value Fund

                                                                                   DIRECT AND
                                                                     DIRECT         INDIRECT
                                   BEGINNING         ENDING         EXPENSES        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     PAID DURING
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   THE PERIOD(b)
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,280.30         $7.24           $7.36
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,018.85         $6.41           $6.51
----------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS


                                                  FUND'S ANNUALIZED   ACQUIRED FUND FEES AND
                                                    EXPENSE RATIO            EXPENSES          NET FUND EXPENSES
----------------------------------------------------------------------------------------------------------------
                                                        1.26%                  .02%                  1.28%
----------------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c) Based on the actual return of +28.03% for the six months ended Dec. 31, 2009.


--------------------------------------------------------------------------------
114  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

RiverSource VP - Balanced Fund

                                   BEGINNING         ENDING         EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------
  Actual(b)                          $1,000        $1,182.30         $4.18            .76%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,021.37         $3.87            .76%
----------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +18.23% for the six months ended Dec. 31, 2009.

RiverSource VP - Cash Management Fund

                                   BEGINNING         ENDING         EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------
  Actual(b)                          $1,000        $1,000.10         $1.81(c)        .36%(c)
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,023.39         $1.84(c)        .36%(c)
----------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +0.01% for the six months ended Dec. 31, 2009.
(c) From time to time, the Investment Manager and its affiliates may limit the expenses of the Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice. Had the Investment Manager not limited the expenses of the Fund during the six months ended Dec. 31, 2009, the Fund's annualized expense ratio would have been 0.64%. The actual expenses paid would have been $3.23 and the hypothetical expenses paid would have been $3.26.

RiverSource VP - Diversified Bond Fund

                                   BEGINNING         ENDING         EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------
  Actual(b)                          $1,000        $1,063.20         $3.64            .70%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,021.68         $3.57            .70%
----------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +6.32% for the six months ended Dec. 31, 2009.

RiverSource VP - Diversified Equity Income Fund

                                   BEGINNING         ENDING         EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING      ANNUALIZED
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   EXPENSE RATIO
----------------------------------------------------------------------------------------------
  Actual(b)                          $1,000        $1,254.00         $4.49            .79%
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,021.22         $4.02            .79%
----------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +25.40% for the six months ended Dec. 31, 2009.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  115

FUND EXPENSES EXAMPLES (continued) ---------------------------------------------

RiverSource VP - Dynamic Equity Fund

                                                                                   DIRECT AND
                                                                     DIRECT         INDIRECT
                                   BEGINNING         ENDING         EXPENSES        EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING     PAID DURING
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   THE PERIOD(b)
----------------------------------------------------------------------------------------------
  Actual(c)                          $1,000        $1,238.10         $4.17           $4.23
----------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)        $1,000        $1,021.48         $3.77           $3.82
----------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS


                                                  FUND'S ANNUALIZED   ACQUIRED FUND FEES AND
                                                    EXPENSE RATIO            EXPENSES          NET FUND EXPENSES
----------------------------------------------------------------------------------------------------------------
                                                         .74%                  .01%                   .75%
----------------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(c) Based on the actual return of +23.81% for the six months ended Dec. 31, 2009.

RiverSource VP - Global Bond Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,062.70        $4.99(c)        .96%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.37        $4.89(c)        .96%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +6.27% for the six months ended Dec. 31, 2009.
(c) Beginning May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), will not exceed .97%. Had this agreement been in effect for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $5.04 and the hypothetical expenses paid would have been $4.94.

RiverSource VP - Global Inflation Protected Securities Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,039.80        $3.60           .70%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.68        $3.57           .70%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +3.98% for the six months ended Dec. 31, 2009.


--------------------------------------------------------------------------------
116  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

RiverSource VP - High Yield Bond Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,178.10        $4.83           .88%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.77        $4.48           .88%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +17.81% for the six months ended Dec. 31, 2009.

RiverSource VP - Income Opportunities Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,145.20        $4.70           .87%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.82        $4.43           .87%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +14.52% for the six months ended Dec. 31, 2009.

RiverSource VP - Mid Cap Growth Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,240.30        $6.04          1.07%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.81        $5.45          1.07%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +24.03% for the six months ended Dec. 31, 2009.

RiverSource VP - Mid Cap Value Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,309.80        $5.18           .89%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.72        $4.53           .89%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +30.98% for the six months ended Dec. 31, 2009.

RiverSource VP - S&P 500 Index Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,222.70        $2.75           .49%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,022.74        $2.50           .49%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +22.27% for the six months ended Dec. 31, 2009.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  117

FUND EXPENSES EXAMPLES (continued) ---------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,025.60        $3.93           .77%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.32        $3.92           .77%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +2.56% for the six months ended Dec. 31, 2009.

Seligman VP - Growth Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,221.40        $4.65           .83%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,021.02        $4.23           .83%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +22.14% for the six months ended Dec. 31, 2009.

Seligman VP - Larger-Cap Value Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,195.60        $6.09(c)       1.10%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.66        $5.60(c)       1.10%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +19.56% for the six months ended Dec. 31, 2009.
(c) Beginning May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.05%. Had this agreement been in effect for the entire six month period ended Dec. 31, 2009, the actual expenses paid would have been $6.14 and the hypothetical expenses paid would have been $5.65.

Seligman VP - Smaller-Cap Value Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,263.10        $6.50          1.14%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.46        $5.80          1.14%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +26.31% for the six months ended Dec. 31, 2009.


--------------------------------------------------------------------------------
118  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Threadneedle VP - Emerging Markets Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,330.20        $8.28          1.41%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.10        $7.17          1.41%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +33.02% for the six months ended Dec. 31, 2009.

Threadneedle VP - International Opportunity Fund

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $1,208.30        $6.18          1.11%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.61        $5.65          1.11%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +20.83% for the six months ended Dec. 31, 2009.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  119

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource Partners VP - Fundamental Value Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.8%)
ISSUER                                                 SHARES                VALUE(a)
AIR FREIGHT & LOGISTICS (0.5%)
United Parcel Service Cl B                             180,150            $10,335,206
-------------------------------------------------------------------------------------

AUTOMOBILES (1.1%)
Harley-Davidson                                        848,280(f)          21,376,656
-------------------------------------------------------------------------------------

BEVERAGES (3.0%)
Coca-Cola                                              194,300(f)          11,075,100
Diageo ADR                                             380,280(c)          26,395,235
Heineken Holding                                       562,403(c,f)        23,487,026
                                                                      ---------------
Total                                                                      60,957,361
-------------------------------------------------------------------------------------

CAPITAL MARKETS (4.7%)
Bank of New York Mellon                              1,486,440(f)          41,575,727
GAM Holding                                            874,770(c,f)        10,585,997
Goldman Sachs Group                                     70,560             11,913,350
Julius Baer Group                                      872,980(c)          30,682,072
                                                                      ---------------
Total                                                                      94,757,146
-------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Monsanto                                               125,940(f)          10,295,595
Potash Corp of Saskatchewan                             42,536(c)           4,615,156
                                                                      ---------------
Total                                                                      14,910,751
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.2%)
Wells Fargo & Co                                     3,147,360(f)          84,947,246
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.5%)
Iron Mountain                                        1,303,779(b,f)        29,674,010
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.6%)
Hewlett-Packard                                        617,350             31,799,699
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.8%)
Martin Marietta Materials                               42,960(f)           3,841,054
Vulcan Materials                                       224,580(f)          11,828,628
                                                                      ---------------
Total                                                                      15,669,682
-------------------------------------------------------------------------------------

CONSUMER FINANCE (4.0%)
American Express                                     1,993,255(f)          80,766,693
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.1%)
Sealed Air                                           1,944,321(f)          42,502,857
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.6%)
H&R Block                                              530,780(f)          12,006,244
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.2%)
JPMorgan Chase & Co                                  1,204,820             50,204,850
Moody's                                                553,333(f)          14,829,324
                                                                      ---------------
Total                                                                      65,034,174
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
ABB ADR                                                440,650(b,c)         8,416,415
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.2%)
Agilent Technologies                                   799,102(b,f)        24,828,099
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.8%)
Transocean                                             201,325(b,c)        16,669,710
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (6.8%)
Costco Wholesale                                     1,484,040(f)          87,810,646
CVS Caremark                                         1,537,158             49,511,859
                                                                      ---------------
Total                                                                     137,322,505
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.2%)
Hershey                                                125,880(f)           4,505,245
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.2%)
Becton Dickinson & Co                                  237,350(f)          18,717,421
CareFusion                                             194,650(b)           4,868,197
                                                                      ---------------
Total                                                                      23,585,618
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.4%)
Cardinal Health                                        391,700(f)          12,628,408
Express Scripts                                        303,320(b)          26,222,014
Laboratory Corp of America Holdings                    109,500(b,f)         8,194,980
UnitedHealth Group                                      57,210              1,743,761
                                                                      ---------------
Total                                                                      48,789,163
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Garmin                                                   1,555(c,f)            47,739
Hunter Douglas                                          74,974(c)           3,659,854
                                                                      ---------------
Total                                                                       3,707,593
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.4%)
Procter & Gamble                                       483,410             29,309,148
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.1%)
AES                                                    179,400(b)           2,387,814
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.8%)
Tyco Intl                                              434,212(c)          15,492,684
-------------------------------------------------------------------------------------

INSURANCE (11.2%)
Berkshire Hathaway Cl B                                 26,740(b)          87,867,639
Fairfax Financial Holdings                              19,900(c)           7,760,901
Hartford Financial Services Group                      372,970              8,675,282
Loews                                                1,448,800             52,663,879
Markel                                                   5,277(b,f)         1,794,180
Principal Financial Group                              159,440(f)           3,832,938
Progressive                                          2,402,131(b,f)        43,214,337
Transatlantic Holdings                                 383,775             19,998,515
                                                                      ---------------
Total                                                                     225,807,671
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.7%)
Amazon.com                                              68,010(b)           9,148,705
Liberty Media -- Interactive Cl A                      419,688(b,e)         4,549,418
                                                                      ---------------
Total                                                                      13,698,123
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.7%)
Google Cl A                                             55,270(b)          34,266,295
-------------------------------------------------------------------------------------

IT SERVICES (0.3%)
Visa Cl A                                               71,480(f)           6,251,641
-------------------------------------------------------------------------------------

MACHINERY (0.2%)
PACCAR                                                 130,970(f)           4,750,282
-------------------------------------------------------------------------------------

MARINE (0.9%)
China Shipping Development Series H                  4,066,000(c)           6,047,020
Kuehne & Nagel Intl                                    122,003(c,f)        11,854,808
                                                                      ---------------
Total                                                                      17,901,828
-------------------------------------------------------------------------------------

MEDIA (3.9%)
Comcast Special Cl A                                   772,407             12,366,236
DIRECTV Group Cl A                                     332,076(b,f)        11,074,735
Grupo Televisa ADR                                     414,710(c)           8,609,380
Liberty Media Starz Series A                            33,202(b,e,f)       1,532,272
News Corp Cl A                                       2,099,290             28,739,279
Walt Disney                                            536,650(f)          17,306,963
                                                                      ---------------
Total                                                                      79,628,865
-------------------------------------------------------------------------------------

METALS & MINING (1.0%)
BHP Billiton                                           326,280(c)          10,404,911
Rio Tinto                                              177,359(c)           9,579,675
                                                                      ---------------
Total                                                                      19,984,586
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (15.4%)
Canadian Natural Resources                             682,600(c)          49,113,070
China Coal Energy Series H                           9,397,900(c)          17,053,069
ConocoPhillips                                         139,520              7,125,286
Devon Energy                                           883,830(f)          64,961,505
EOG Resources                                          729,320(f)          70,962,835
Occidental Petroleum                                 1,127,890             91,753,851
OGX Petroleo e Gas Participacoes                     1,130,000(c)          11,086,059
                                                                      ---------------
Total                                                                     312,055,675
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.0%)
Sino-Forest Cl A                                     1,040,280(b,c)        19,194,217
Sino-Forest                                             34,500(c,d,g)         636,560
                                                                      ---------------
Total                                                                      19,830,777
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
120  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PERSONAL PRODUCTS (0.4%)
Mead Johnson Nutrition Cl A                            153,360(f)          $6,701,832
Natura Cosmeticos                                      114,600(c)           2,387,336
                                                                      ---------------
Total                                                                       9,089,168
-------------------------------------------------------------------------------------

PHARMACEUTICALS (5.5%)
Johnson & Johnson                                      673,080(f)          43,353,083
Merck & Co                                           1,377,142             50,320,768
Pfizer                                                 974,960             17,734,522
                                                                      ---------------
Total                                                                     111,408,373
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
Brookfield Asset Management Cl A                       431,090(c)           9,561,576
Hang Lung Group                                      2,420,000(c)          11,968,083
                                                                      ---------------
Total                                                                      21,529,659
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Texas Instruments                                    1,187,725             30,952,114
-------------------------------------------------------------------------------------

SOFTWARE (2.5%)
Activision Blizzard                                    827,500(b,f)         9,193,525
Microsoft                                            1,342,448             40,931,240
                                                                      ---------------
Total                                                                      50,124,765
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.0%)
Bed Bath & Beyond                                      648,630(b,f)        25,056,577
CarMax                                                 650,805(b,f)        15,782,021
                                                                      ---------------
Total                                                                      40,838,598
-------------------------------------------------------------------------------------

TOBACCO (0.9%)
Philip Morris Intl                                     363,529             17,518,463
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.1%)
China Merchants Holdings Intl                        5,456,571(c)          17,602,450
COSCO Pacific                                        3,182,394(c,f)         4,038,729
LLX Logistica                                          248,400(b,c)         1,440,806
                                                                      ---------------
Total                                                                      23,081,985
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,661,819,167)                                                 $1,918,470,587
-------------------------------------------------------------------------------------





BONDS (0.4%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AUTOMOTIVE (0.3%)
Harley-Davidson
 Sr Unsecured
 02-01-14                            15.00%          $6,000,000            $7,344,090
-------------------------------------------------------------------------------------

PAPER (0.1%)
Sino-Forest Cv
 08-01-13                             5.00            1,340,000(c,d,g)      1,571,606
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $7,340,000)                                                         $8,915,696
-------------------------------------------------------------------------------------





MONEY MARKET FUND (4.8%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              97,009,241(h)        $97,009,241
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $97,009,241)                                                       $97,009,241
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (18.9%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (1.0%)
JPMorgan Prime Money Market Fund                     21,311,877           $21,311,877
-------------------------------------------------------------------------------------





                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (2.8%)
Antalis US Funding
 01-05-10                            0.28%           $11,999,347          $11,999,347
 01-20-10                            0.23              4,997,988            4,997,988
Ebbets Funding LLC
 01-05-10                            0.48              9,998,133            9,998,133
Giro Balanced Funding
 01-04-10                            0.45              9,999,125            9,999,125
Grampian Funding LLC
 01-04-10                            0.25              7,998,111            7,998,111
Rhein-Main Securitisation
 01-21-10                            0.41              4,994,761            4,994,761
 03-15-10                            0.30              6,994,808            6,994,808
                                                                      ---------------
Total                                                                      56,982,273
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (11.6%)
Banco Espirito Santo e Commerciale
 01-05-10                            0.40             15,000,000           15,000,000
Banco Popular Caisse d'Epargne
 02-22-10                            0.27              4,996,477            4,996,477
Banco Popular Espanol
 01-06-10                            0.32              4,997,901            4,997,901
 01-06-10                            0.33              9,995,327            9,995,327
Bank of Tokyo Securities
 03-23-10                            0.29              5,000,000            5,000,000
Banque Federative du Credit Mutuel
 02-18-10                            0.33              4,995,787            4,995,787
 03-02-10                            0.28              4,996,425            4,996,425
Barclays Bank
 02-16-10                            0.36              1,500,000            1,500,000
Bayrische Hypo-Und Vereinsbank
 01-04-10                            0.50              5,000,000            5,000,000
Caisse Des Depots
 03-01-10                            0.28              9,993,005            9,993,005
Caixa Geral de Deposit
 01-08-10                            0.35              5,000,000            5,000,000
Clydesdale Bank
 02-08-10                            0.30              5,000,000            5,000,000
Commerzbank
 01-04-10                            0.18              5,000,000            5,000,000
Credit Industrial et Commercial
 01-13-10                            0.39              5,000,000            5,000,000
Den Danske Bank
 01-04-10                            0.25             15,000,000           15,000,000
Dexia Bank
 01-11-10                            0.40              5,997,801            5,997,801
 01-29-10                            0.40              2,499,139            2,499,139
Dexia Credit Local
 01-15-10                            0.39              5,000,000            5,000,000
Erste Bank der Oesterreichischen Sparkassen
 01-05-10                            0.23              5,000,000            5,000,000
Jyske Bank
 03-10-10                            0.44              3,496,154            3,496,154
KBC Bank
 01-25-10                            0.32             10,000,000           10,000,000
Mizuho Corporate Bank
 02-19-10                            0.29              5,000,000            5,000,000
Nederlandse Waterschapsbank
 03-01-10                            0.30              7,994,005            7,994,005
Norinchukin Bank
 01-19-10                            0.27              4,998,725            4,998,725
 02-17-10                            0.31              7,000,000            7,000,000
Nykredit Bank
 01-05-10                            0.45              8,000,000            8,000,000
 03-22-10                            0.44              3,500,000            3,500,000
 03-29-10                            0.43              2,500,000            2,500,000
Pohjola Bank
 03-15-10                            0.38              4,995,317            4,995,317
Raiffeisen Zentralbank Oesterreich
 01-06-10                            0.28             10,000,000           10,000,000
Skandinaviska Enskilda Banken
 01-05-10                            0.40             15,000,000           15,000,000
State of Hessen
 01-04-10                            0.20             15,000,000           15,000,000
Sumitomo Mitsui Banking
 01-19-10                            0.34              5,000,000            5,000,000
 02-19-10                            0.31              5,000,000            5,000,000
 02-22-10                            0.31              6,000,000            6,000,000
                                                                      ---------------
Total                                                                     233,456,063
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.0%)
BTM Capital
 02-05-10                            0.39              9,990,141            9,990,141
Ebbets Funding LLC
 01-04-10                            0.48              4,999,067            4,999,067
KBC Financial Products
 01-11-10                            0.43              5,997,492            5,997,492
                                                                      ---------------
Total                                                                      20,986,700
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  121

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource Partners VP - Fundamental Value Fund

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

REPURCHASE AGREEMENTS (2.5%)(I)
Cantor Fitzgerald
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $50,000,111                         0.02%           $50,000,000          $50,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $382,736,913)                                                     $382,736,913
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,148,905,321)                                                 $2,407,132,437
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

    NOTES TO PORTFOLIO OF INVESTMENTS



     ADR -- American Depository Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 16.81% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $2,208,166 or 0.11% of net assets.

(e) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(f) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(g)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $2,208,166, representing 0.11% of net assets. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES            COST
     ----------------------------------------------------------------
     Sino-Forest
       5.00% Cv 2013                        07/17/08       $1,340,000
     Sino-Forest                            12/11/09          546,994


(h) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.


--------------------------------------------------------------------------------
122  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(i) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

     CANTOR FITZGERALD (0.02%)

     SECURITY DESCRIPTION                                                          VALUE(A)
     ---------------------------------------------------------------------------------------
     Fannie Mae Pool                                                             $33,846,110
     Fannie Mae Principal Strip                                                       87,631
     Fannie Mae REMICS                                                               198,258
     Federal Farm Credit Bank                                                        101,452
     Federal Home Loan Banks                                                         209,005
     Federal Home Loan Mtge Corp                                                      57,897
     Federal Natl Mtge Assn                                                          658,597
     Freddie Mac Gold Pool                                                         1,167,510
     Freddie Mac Non Gold Pool                                                    10,097,108
     Freddie Mac REMICS                                                              750,985
     Ginnie Mae I Pool                                                             1,567,679
     Ginnie Mae II Pool                                                              482,119
     US Treasury Inflation Indexed Bonds                                             157,118
     US Treasury Strip Coupon                                                      1,618,531
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                            $51,000,000
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  123

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource Partners VP - Fundamental Value Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
124  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                        FAIR VALUE AT DEC. 31, 2009
                                                   --------------------------------------------------------------------
                                                        LEVEL 1             LEVEL 2
                                                     QUOTED PRICES           OTHER            LEVEL 3
                                                       IN ACTIVE          SIGNIFICANT       SIGNIFICANT
                                                      MARKETS FOR         OBSERVABLE       UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS         INPUTS            INPUTS          TOTAL
-----------------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Beverages                                       $   37,470,335       $ 23,487,026           $--      $   60,957,361
    Capital Markets                                     84,171,149         10,585,997            --          94,757,146
    Household Durables                                      47,739          3,659,854            --           3,707,593
    Marine                                                      --         17,901,828            --          17,901,828
    Metals & Mining                                             --         19,984,586            --          19,984,586
    Oil, Gas & Consumable Fuels                        295,002,606         17,053,069            --         312,055,675
    Real Estate Management & Development                 9,561,576         11,968,083            --          21,529,659
    Transportation Infrastructure                        1,440,806         21,641,179            --          23,081,985
    All Other Industries(b)                          1,364,494,754                 --            --       1,364,494,754
-----------------------------------------------------------------------------------------------------------------------
Total Equity Securities                              1,792,188,965        126,281,622            --       1,918,470,587
-----------------------------------------------------------------------------------------------------------------------
Bonds
  Corporate Debt Securities                                     --          8,915,696            --           8,915,696
-----------------------------------------------------------------------------------------------------------------------
Total Bonds                                                     --          8,915,696            --           8,915,696
-----------------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(c)                       97,009,241                 --            --          97,009,241
  Investments of Cash Collateral Received for
    Securities on Loan(d)                               21,311,877        361,425,036            --         382,736,913
-----------------------------------------------------------------------------------------------------------------------
Total Other                                            118,321,118        361,425,036            --         479,746,154
-----------------------------------------------------------------------------------------------------------------------
Total                                               $1,910,510,082       $496,622,355           $--      $2,407,132,437
-----------------------------------------------------------------------------------------------------------------------



(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) All industry classifications are identified in the Portfolio of Investments.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(d) Level 1 investments are comprised of the Unaffiliated Money Market Fund; Level 2 investments are comprised of all other short-term investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  125

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource Partners VP - Select Value Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.5%)
Esterline Technologies                                    600(b)              $24,462
ITT                                                     1,200                  59,688
TransDigm Group                                         5,419                 257,348
                                                                      ---------------
Total                                                                         341,498
-------------------------------------------------------------------------------------

AUTO COMPONENTS (1.9%)
Autoliv                                                 1,825(c)               79,132
BorgWarner                                              5,500                 182,710
                                                                      ---------------
Total                                                                         261,842
-------------------------------------------------------------------------------------

BEVERAGES (0.3%)
Dr Pepper Snapple Group                                 1,400(b)               39,620
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.3%)
Owens Corning                                           1,850(b)               47,434
-------------------------------------------------------------------------------------

CAPITAL MARKETS (0.9%)
Stifel Financial                                        2,150(b)              127,366
-------------------------------------------------------------------------------------

CHEMICALS (1.5%)
Airgas                                                  1,850                  88,060
Celanese Series A                                       1,650                  52,965
Eastman Chemical                                        1,050                  63,252
                                                                      ---------------
Total                                                                         204,277
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.8%)
Bank of Hawaii                                          4,900                 230,594
Fulton Financial                                        9,600                  83,712
Prosperity Bancshares                                   2,000                  80,940
                                                                      ---------------
Total                                                                         395,246
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (3.6%)
RR Donnelley & Sons                                    14,504                 323,004
Steelcase Cl A                                         23,450                 149,142
United Stationers                                         550(b)               31,268
                                                                      ---------------
Total                                                                         503,414
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.7%)
Comtech Telecommunications                              4,350(b)              152,468
JDS Uniphase                                            9,800(b)               80,850
                                                                      ---------------
Total                                                                         233,318
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.9%)
Teradata                                                2,600(b)               81,718
Western Digital                                         1,050(b)               46,358
                                                                      ---------------
Total                                                                         128,076
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.5%)
Fluor                                                   1,500                  67,560
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
Discover Financial Services                             9,000                 132,390
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (4.0%)
AptarGroup                                              3,850                 137,598
Sonoco Products                                        10,350                 302,737
Temple-Inland                                           5,150                 108,717
                                                                      ---------------
Total                                                                         549,052
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.7%)
Qwest Communications Intl                              22,800                  95,988
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.9%)
American Electric Power                                 3,800                 132,202
NV Energy                                               2,800                  34,664
Pinnacle West Capital                                   6,450                 235,941
                                                                      ---------------
Total                                                                         402,807
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
Cooper Inds Cl A                                        2,600                 110,864
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.1%)
Tyco Electronics                                        6,000(c)              147,300
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.0%)
Noble                                                   8,517(c)              346,641
Oil States Intl                                         1,750(b)               68,758
                                                                      ---------------
Total                                                                         415,399
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.0%)
Ruddick                                                 5,300                 136,369
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.8%)
JM Smucker                                              2,100                 129,675
Sara Lee                                               21,550                 262,479
                                                                      ---------------
Total                                                                         392,154
-------------------------------------------------------------------------------------

GAS UTILITIES (2.5%)
Energen                                                 3,050                 142,740
Questar                                                 5,100                 212,007
                                                                      ---------------
Total                                                                         354,747
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Beckman Coulter                                         3,279                 214,578
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.7%)
CIGNA                                                   8,270                 291,682
Health Management Associates Cl A                      18,700(b)              135,948
HealthSouth                                             4,750(b)               89,158
                                                                      ---------------
Total                                                                         516,788
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (2.1%)
Darden Restaurants                                      4,250                 149,047
Wyndham Worldwide                                       7,350                 148,250
                                                                      ---------------
Total                                                                         297,297
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.7%)
Fortune Brands                                          1,900                  82,080
Jarden                                                  3,000                  92,730
Newell Rubbermaid                                       4,300                  64,543
                                                                      ---------------
Total                                                                         239,353
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.9%)
AES                                                     9,400(b)              125,114
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (1.2%)
Carlisle Companies                                      3,449                 118,163
Textron                                                 2,900                  54,549
                                                                      ---------------
Total                                                                         172,712
-------------------------------------------------------------------------------------

INSURANCE (11.1%)
Allstate                                                9,600                 288,383
Arch Capital Group                                      3,450(b,c)            246,848
Endurance Specialty Holdings                            4,100(c)              152,643
HCC Insurance Holdings                                  7,650                 213,971
Lincoln Natl                                           11,417                 284,054
Loews                                                   2,400                  87,240
Prudential Financial                                    2,750                 136,840
Unum Group                                              1,550                  30,256
XL Capital Cl A                                         5,400(c)               98,982
                                                                      ---------------
Total                                                                       1,539,217
-------------------------------------------------------------------------------------

IT SERVICES (2.7%)
Amdocs                                                  1,900(b,c)             54,207
Computer Sciences                                       5,509(b)              316,933
                                                                      ---------------
Total                                                                         371,140
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.4%)
Life Technologies                                       1,175(b)               61,370
-------------------------------------------------------------------------------------

MACHINERY (3.3%)
Dover                                                   5,875                 244,459
Ingersoll-Rand                                          3,600(c)              128,664
Stanley Works                                           1,700                  87,567
                                                                      ---------------
Total                                                                         460,690
-------------------------------------------------------------------------------------

MEDIA (1.1%)
Gannett                                                 5,000                  74,250
Viacom Cl B                                             2,550(b)               75,812
                                                                      ---------------
Total                                                                         150,062
-------------------------------------------------------------------------------------

METALS & MINING (0.9%)
Cliffs Natural Resources                                1,700                  78,353
Thompson Creek Metals                                   3,950(b,c)             46,294
                                                                      ---------------
Total                                                                         124,647
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
126  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MULTILINE RETAIL (0.9%)
Family Dollar Stores                                    2,700                 $75,141
Kohl's                                                  1,050(b)               56,627
                                                                      ---------------
Total                                                                         131,768
-------------------------------------------------------------------------------------

MULTI-UTILITIES (3.7%)
CMS Energy                                              9,400                 147,204
DTE Energy                                              2,050                  89,360
NSTAR                                                   1,400                  51,520
PG&E                                                    5,075                 226,598
                                                                      ---------------
Total                                                                         514,682
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.4%)
Xerox                                                   7,200                  60,912
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.3%)
Alpha Natural Resources                                 2,800(b)              121,464
El Paso                                                 6,800                  66,844
Newfield Exploration                                    3,450(b)              166,394
Whiting Petroleum                                       1,500(b)              107,175
                                                                      ---------------
Total                                                                         461,877
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Schweitzer-Mauduit Intl                                   600                  42,210
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.8%)
Bare Escentuals                                         4,550(b)               55,647
Nu Skin Enterprises Cl A                                2,300                  61,801
                                                                      ---------------
Total                                                                         117,448
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (7.1%)
Boston Properties                                       1,325                  88,868
Duke Realty                                            26,091                 317,527
Health Care REIT                                          700                  31,024
Home Properties                                         1,100                  52,481
Mack-Cali Realty                                        1,600                  55,312
Simon Property Group                                    5,530                 441,293
                                                                      ---------------
Total                                                                         986,505
-------------------------------------------------------------------------------------

ROAD & RAIL (1.6%)
Werner Enterprises                                     11,300                 223,627
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.8%)
Microchip Technology                                    8,300                 241,198
Micron Technology                                      10,500(b)              110,880
Teradyne                                                2,950(b)               31,654
                                                                      ---------------
Total                                                                         383,732
-------------------------------------------------------------------------------------

SOFTWARE (0.9%)
Informatica                                             1,000(b)               25,860
Sybase                                                  2,400(b)              104,160
                                                                      ---------------
Total                                                                         130,020
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.3%)
GUESS?                                                  1,000                  42,300
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (2.8%)
Phillips-Van Heusen                                     3,950                 160,686
VF                                                      3,125                 228,875
                                                                      ---------------
Total                                                                         389,561
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (2.1%)
First Niagara Financial Group                          11,100                 154,401
Hudson City Bancorp                                     9,800                 134,554
                                                                      ---------------
Total                                                                         288,955
-------------------------------------------------------------------------------------

TOBACCO (0.6%)
Reynolds American                                       1,500                  79,455
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (1.8%)
United Rentals                                         19,104(b)              187,410
WW Grainger                                               725                  70,202
                                                                      ---------------
Total                                                                         257,612
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.7%)
NTELOS Holdings                                         5,500                  98,010
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $11,655,809)                                                       $13,568,363
-------------------------------------------------------------------------------------



MONEY MARKET FUND (2.3%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               326,461(d)             $326,461
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $326,461)                                                             $326,461
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $11,982,270)                                                       $13,894,824
=====================================================================================



The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 9.33% of net assets.

(d) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  127

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource Partners VP - Select Value Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                         FAIR VALUE AT DEC. 31, 2009
                                                      ----------------------------------------------------------------
                                                           LEVEL 1            LEVEL 2
                                                        QUOTED PRICES          OTHER            LEVEL 3
                                                          IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                                         MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS         INPUTS           INPUTS        TOTAL
----------------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                                       $13,568,363            $--               $--      $13,568,363
----------------------------------------------------------------------------------------------------------------------
Total Equity Securities                                   13,568,363             --                --       13,568,363
----------------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(b)                            326,461             --                --          326,461
----------------------------------------------------------------------------------------------------------------------
Total Other                                                  326,461             --                --          326,461
----------------------------------------------------------------------------------------------------------------------
Total                                                    $13,894,824            $--               $--      $13,894,824
----------------------------------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



--------------------------------------------------------------------------------
128  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  129

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource Partners VP - Small Cap Value Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (90.6%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.7%)
AAR                                                      56,550(b,d)       $1,299,519
Moog Cl A                                                37,230(b)          1,088,233
Triumph Group                                           134,370(d)          6,483,352
                                                                      ---------------
Total                                                                       8,871,104
-------------------------------------------------------------------------------------

AIRLINES (1.0%)
Air France-KLM ADR                                      147,650(b,c)        2,306,293
JetBlue Airways                                       1,631,875(b,d)        8,893,719
SkyWest                                                  65,480             1,107,922
US Airways Group                                        248,780(b,d)        1,204,095
                                                                      ---------------
Total                                                                      13,512,029
-------------------------------------------------------------------------------------

AUTO COMPONENTS (2.7%)
American Axle & Mfg Holdings                            998,200(b,d)        8,005,564
ArvinMeritor                                            145,970(b)          1,631,945
Cooper Tire & Rubber                                    187,680(d)          3,762,984
Dana Holding                                            918,074(b,d)        9,951,922
Gentex                                                  620,200(d)         11,070,569
Tenneco                                                  87,490(b)          1,551,198
                                                                      ---------------
Total                                                                      35,974,182
-------------------------------------------------------------------------------------

BEVERAGES (0.2%)
Coca-Cola Bottling Company Consolidated                  43,422(d)          2,345,656
Natl Beverage                                            65,586(b,d)          909,022
                                                                      ---------------
Total                                                                       3,254,678
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.2%)
Martek Biosciences                                      137,450(b,d)        2,603,303
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (1.1%)
Gibraltar Inds                                          264,900(d)          4,166,877
Simpson Mfg                                             316,100             8,499,929
Universal Forest Products                                38,770(d)          1,427,124
                                                                      ---------------
Total                                                                      14,093,930
-------------------------------------------------------------------------------------

CAPITAL MARKETS (0.9%)
Cohen & Steers                                           51,440(d)          1,174,890
GFI Group                                               220,040(d)          1,005,583
Investment Technology Group                              51,500(b)          1,014,550
KBW                                                      47,600(b)          1,302,336
Knight Capital Group Cl A                                68,250(b)          1,051,050
Oppenheimer Holdings Cl A                               108,812(d)          3,614,734
Stifel Financial                                         21,370(b,d)        1,265,959
SWS Group                                               145,095(d)          1,755,649
                                                                      ---------------
Total                                                                      12,184,751
-------------------------------------------------------------------------------------

CHEMICALS (1.8%)
Arch Chemicals                                           48,270(d)          1,490,578
Cabot                                                   136,800             3,588,264
HB Fuller                                                78,640(d)          1,789,060
Innophos Holdings                                        43,370               997,076
Koppers Holdings                                         18,700               569,228
Minerals Technologies                                    35,230             1,918,978
NewMarket                                                12,970(d)          1,488,567
OM Group                                                 46,350(b)          1,454,927
PolyOne                                               1,332,500(b,d)        9,953,774
                                                                      ---------------
Total                                                                      23,250,452
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.2%)
BancorpSouth                                            135,620(d)          3,181,645
Bank of Hawaii                                           66,400(d)          3,124,784
Bank of the Ozarks                                       81,150(d)          2,375,261
Columbia Banking System                                  55,560(d)            898,961
Community Bank System                                   243,460(d)          4,701,212
CVB Financial                                           298,450(d)          2,578,608
First Citizens BancShares Cl A                           24,385(d)          3,999,384
First Financial Bankshares                               27,240(d)          1,477,225
FirstMerit                                               57,668(d)          1,161,434
Home BancShares                                          64,890(d)          1,561,902
Independent Bank MA                                     101,520(d)          2,120,753
Intl Bancshares                                         100,410             1,900,761
Natl Penn Bancshares                                    203,240(d)          1,176,760
NBT Bancorp                                              48,980(d)            997,723
PacWest Bancorp                                         176,900             3,564,535
Park Natl                                                23,305(d)          1,372,198
Prosperity Bancshares                                    44,930(d)          1,818,317
Signature Bank                                           38,100(b)          1,215,390
Trustmark                                                84,290(d)          1,899,897
UMB Financial                                           106,350(d)          4,184,872
Westamerica Bancorporation                               66,200(d)          3,665,494
Whitney Holding                                         272,600(d)          2,483,386
Wintrust Financial                                      128,800(d)          3,965,752
                                                                      ---------------
Total                                                                      55,426,254
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.5%)
ACCO Brands                                             198,070(b,d)        1,441,950
Brink's                                                 335,987             8,177,923
Copart                                                   62,410(b,d)        2,286,078
Cornell Companies                                        72,180(b,d)        1,638,486
EnergySolutions                                         278,500(d)          2,364,465
Ennis                                                   237,300(d)          3,984,267
GEO Group                                               226,060(b,d)        4,946,193
Knoll                                                   251,500(d)          2,597,995
McGrath RentCorp                                         55,935(d)          1,250,707
Mine Safety Appliances                                   45,670             1,211,625
Viad                                                    116,318(d)          2,399,640
WCA Waste                                               273,026(b,d)        1,176,742
                                                                      ---------------
Total                                                                      33,476,071
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.8%)
3Com                                                    431,000(b)          3,232,500
ADTRAN                                                  290,450(d)          6,549,648
ARRIS Group                                             128,690(b,d)        1,470,927
BigBand Networks                                        309,150(b)          1,063,476
Ituran Location and Control                             200,154(c,d)        2,569,977
NETGEAR                                                  88,640(b,d)        1,922,602
Sierra Wireless                                         164,190(b,c)        1,740,414
Sycamore Networks                                        86,400(d)          1,806,624
Tekelec                                                  91,830(b)          1,403,162
UTStarcom                                               885,300(b,d)        1,938,807
                                                                      ---------------
Total                                                                      23,698,137
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (0.4%)
Diebold                                                 205,300(d)          5,840,785
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.7%)
Chicago Bridge & Iron                                   220,400(b,c)        4,456,488
Comfort Systems USA                                     401,218(d)          4,951,030
Dycom Inds                                              118,650(b,d)          952,760
Insituform Technologies Cl A                            371,800(b,d)        8,447,296
Layne Christensen                                        50,110(b,d)        1,438,658
Pike Electric                                           137,810(b,d)        1,278,877
Sterling Construction                                    75,200(b,d)        1,442,336
                                                                      ---------------
Total                                                                      22,967,445
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.6%)
Cash America Intl                                       148,526(d)          5,192,469
World Acceptance                                         61,320(b)          2,197,096
                                                                      ---------------
Total                                                                       7,389,565
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (1.4%)
AptarGroup                                              292,595(d)         10,457,346
Boise                                                   239,140(b)          1,269,833
Temple-Inland                                           295,900(d)          6,246,449
                                                                      ---------------
Total                                                                      17,973,628
-------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Audiovox Cl A                                            40,000(b,d)          283,600
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
130  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

DIVERSIFIED CONSUMER SERVICES (1.6%)
Brink's Home Security Holdings                          234,317(b,d)       $7,648,106
Hillenbrand                                             186,640(d)          3,516,298
Lincoln Educational Services                            178,470(b,d)        3,867,445
Mac-Gray                                                381,840(b,d)        3,932,952
Regis                                                   159,200             2,478,744
                                                                      ---------------
Total                                                                      21,443,545
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
Medallion Financial                                     384,298(d)          3,139,715
PICO Holdings                                            37,710(b)          1,234,248
                                                                      ---------------
Total                                                                       4,373,963
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.1%)
Global Crossing                                          94,960(b,c)        1,353,180
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (3.5%)
El Paso Electric                                         88,850(b)          1,801,878
Empire District Electric                                 76,684             1,436,291
Idacorp                                                 225,300(d)          7,198,335
NV Energy                                               750,000             9,285,000
Pinnacle West Capital                                   259,000             9,474,219
PNM Resources                                           706,250(d)          8,934,063
Portland General Electric                               155,650(d)          3,176,817
UIL Holdings                                            160,262(d)          4,500,157
Unisource Energy                                         21,010               676,312
                                                                      ---------------
Total                                                                      46,483,072
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.6%)
Belden                                                  329,300             7,218,256
Brady Cl A                                               51,180             1,535,912
Canadian Solar                                           67,510(b,c,d)      1,945,638
EnerSys                                                  77,740(b)          1,700,174
Regal-Beloit                                            158,700(d)          8,242,878
                                                                      ---------------
Total                                                                      20,642,858
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (6.4%)
Celestica                                             1,789,757(b,c,d)     16,895,306
Cognex                                                  533,940(d)          9,461,417
Electro Rent                                            201,130(d)          2,321,040
FARO Technologies                                       118,300(b)          2,536,352
Ingram Micro Cl A                                       171,019(b)          2,984,282
Littelfuse                                              330,400(b,d)       10,622,360
Measurement Specialties                                  84,700(b,d)          851,235
Mercury Computer Systems                                344,000(b,d)        3,787,440
Park Electrochemical                                    176,650(d)          4,882,606
Plexus                                                  412,140(b,d)       11,745,990
Rofin-Sinar Technologies                                 62,560(b)          1,477,042
Sanmina-SCI                                             173,670(b,d)        1,915,580
ScanSource                                               42,200(b)          1,126,740
Vishay Intertechnology                                1,657,600(b)         13,840,960
                                                                      ---------------
Total                                                                      84,448,350
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.9%)
Bristow Group                                            86,650(b,d)        3,331,692
Complete Production Services                             65,940(b)            857,220
Helix Energy Solutions Group                            104,320(b)          1,225,760
ION Geophysical                                         246,130(b,d)        1,457,090
TETRA Technologies                                      176,450(b,d)        1,955,066
Tidewater                                                62,100(d)          2,977,695
Willbros Group                                           28,490(b,d)          480,626
                                                                      ---------------
Total                                                                      12,285,149
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.0%)
Casey's General Stores                                  395,710(d)         12,631,063
Pantry                                                   77,600(b)          1,054,584
Ruddick                                                 319,293(d)          8,215,409
Village Super Market Cl A                               178,950(d)          4,888,914
                                                                      ---------------
Total                                                                      26,789,970
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.7%)
Cal-Maine Foods                                          51,440(d)          1,753,075
Chiquita Brands Intl                                    107,580(b,d)        1,940,743
Hain Celestial Group                                     71,610(b,d)        1,218,086
Harbinger Group                                         433,510(b,d)        3,043,240
HQ Sustainable Maritime Inds                            184,273(b,d)        1,297,282
Industrias Bachoco ADR                                  196,798(c,d)        4,518,482
J&J Snack Foods                                          49,083(d)          1,961,357
Lancaster Colony                                         88,156(d)          4,381,353
Seneca Foods Cl A                                        77,180(b,d)        1,842,287
                                                                      ---------------
Total                                                                      21,955,905
-------------------------------------------------------------------------------------

GAS UTILITIES (1.1%)
Laclede Group                                            33,690             1,137,711
Northwest Natural Gas                                    86,500(d)          3,895,960
Piedmont Natural Gas                                     36,100(d)            965,675
South Jersey Inds                                       170,930(d)          6,526,108
Southwest Gas                                            57,470(d)          1,639,619
                                                                      ---------------
Total                                                                      14,165,073
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.8%)
Analogic                                                 25,350(d)            976,229
AngioDynamics                                            56,280(b,d)          904,982
Conmed                                                   67,610(b,d)        1,541,508
Cooper Companies                                        101,600(d)          3,872,992
ICU Medical                                              38,610(b)          1,406,948
Invacare                                                 67,520(d)          1,683,949
Meridian Bioscience                                     161,900(d)          3,488,945
STERIS                                                  227,280(d)          6,357,022
West Pharmaceutical Services                             47,630(d)          1,867,096
Wright Medical Group                                     58,760(b,d)        1,113,502
                                                                      ---------------
Total                                                                      23,213,173
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.6%)
Air Methods                                              56,420(b,d)        1,896,840
Chemed                                                   22,310(d)          1,070,211
Chindex Intl                                            189,136(b,d)        2,672,492
Ensign Group                                             91,740(d)          1,410,044
HealthSpring                                             82,220(b,d)        1,447,894
Kindred Healthcare                                      162,380(b,d)        2,997,535
Natl Healthcare                                          35,700(d)          1,289,127
Owens & Minor                                           141,000(d)          6,053,129
ResCare                                                 181,980(b)          2,038,176
Sun Healthcare Group                                     86,980(b,d)          797,607
                                                                      ---------------
Total                                                                      21,673,055
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.9%)
Ameristar Casinos                                       246,900(d)          3,760,287
Bob Evans Farms                                         209,080(d)          6,052,866
Churchill Downs                                          59,660             2,228,301
CKE Restaurants                                         205,600             1,739,376
Cracker Barrel Old Country Store                        153,423(d)          5,828,540
Frisch's Restaurants                                     96,985(d)          2,313,092
Intl Speedway Cl A                                       94,700             2,694,215
Lodgian                                                 228,774(b)            340,873
Monarch Casino & Resort                                 164,660(b,d)        1,333,746
Nathan's Famous                                          62,932(b,d)          960,342
Orient-Express Hotels Series A                          137,907(b,c,d)      1,398,377
Papa John's Intl                                        118,819(b,d)        2,775,612
Royal Caribbean Cruises                                 770,684(b,d)       19,482,892
Ruby Tuesday                                            158,760(b,d)        1,143,072
                                                                      ---------------
Total                                                                      52,051,591
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.7%)
KB Home                                                 100,260             1,371,557
Tupperware Brands                                       152,950             7,122,882
Universal Electronics                                    74,680(b,d)        1,734,070
Whirlpool                                               143,700(d)         11,590,841
                                                                      ---------------
Total                                                                      21,819,350
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.7%)
RRI Energy                                            1,603,400(b,d)        9,171,448
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  131

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource Partners VP - Small Cap Value Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INSURANCE (6.3%)
American Equity Investment Life Holding                 489,700(d)         $3,643,368
American Natl Insurance                                  56,426(d)          6,739,521
AmTrust Financial Services                              117,795             1,392,337
Argo Group Intl Holdings                                 45,160(b,c)        1,315,962
Assured Guaranty                                         84,700(c,d)        1,843,072
Conseco                                                 311,080(b,d)        1,555,400
Delphi Financial Group Cl A                              72,990             1,632,786
Employers Holdings                                       41,670               639,218
Endurance Specialty Holdings                             69,600(c)          2,591,208
FPIC Insurance Group                                     19,420(b,d)          750,000
Hilltop Holdings                                        400,190(b,d)        4,658,212
Infinity Property & Casualty                             57,180             2,323,795
Max Capital Group                                       348,348(c)          7,768,161
Navigators Group                                        103,036(b,d)        4,854,026
Platinum Underwriters Holdings                          284,000(c)         10,874,361
Safety Insurance Group                                   54,500(d)          1,974,535
Selective Insurance Group                                97,380             1,601,901
StanCorp Financial Group                                 84,200(d)          3,369,684
Torchmark                                               158,800(d)          6,979,260
Validus Holdings                                        424,648(c)         11,440,018
White Mountains Insurance Group                           8,915             2,965,664
Zenith Natl Insurance                                    34,740(d)          1,033,862
                                                                      ---------------
Total                                                                      81,946,351
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.2%)
PetMed Express                                          143,765(d)          2,534,577
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.1%)
j2 Global Communications                                 39,830(b,d)          810,541
ValueClick                                              107,340(b)          1,086,280
                                                                      ---------------
Total                                                                       1,896,821
-------------------------------------------------------------------------------------

IT SERVICES (1.2%)
Cass Information Systems                                 27,844(d)            846,458
Computer Services                                        30,920             1,110,028
DST Systems                                              50,370(b)          2,193,614
Forrester Research                                       83,210(b,d)        2,159,300
MAXIMUS                                                 155,500(d)          7,774,999
Unisys                                                   43,508(b,d)        1,677,668
                                                                      ---------------
Total                                                                      15,762,067
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
Brunswick                                               435,200(d)          5,531,392
Head                                                    139,000(b,c)          125,100
                                                                      ---------------
Total                                                                       5,656,492
-------------------------------------------------------------------------------------

MACHINERY (3.5%)
Actuant Cl A                                             86,440(d)          1,601,733
Albany Intl Cl A                                        107,280             2,409,509
Altra Holdings                                           95,040(b)          1,173,744
Flowserve                                                52,600             4,972,278
Harsco                                                  168,200             5,421,086
Lincoln Electric Holdings                                37,070(d)          1,981,762
Mueller Inds                                             73,690             1,830,460
Oshkosh                                                 338,500            12,534,654
Robbins & Myers                                          70,150(d)          1,649,928
Sun Hydraulics                                           49,830(d)          1,308,038
Terex                                                   441,600(b,d)        8,748,096
Toro                                                     78,650(d)          3,288,357
                                                                      ---------------
Total                                                                      46,919,645
-------------------------------------------------------------------------------------

MEDIA (1.9%)
Ascent Media                                             28,770(b)            734,498
Belo Cl A                                               187,620(d)          1,020,653
CKx                                                     305,200(b)          1,608,404
IMAX                                                    127,220(b,c)        1,692,026
John Wiley & Sons Cl A                                   99,600             4,171,248
Natl CineMedia                                           49,940               827,506
Valassis Communications                                 808,100(b,d)       14,755,906
                                                                      ---------------
Total                                                                      24,810,241
-------------------------------------------------------------------------------------

METALS & MINING (1.5%)
Northgate Minerals                                      584,810(b,c)        1,801,215
Rubicon Minerals                                        341,850(b,c,d)      1,606,695
Schnitzer Steel Inds Cl A                                74,300             3,544,110
Stillwater Mining                                       943,112(b,d)        8,940,702
Worthington Inds                                        251,800             3,291,026
                                                                      ---------------
Total                                                                      19,183,748
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.2%)
99 Cents Only Stores                                    110,300(b,d)        1,441,621
Big Lots                                                133,490(b)          3,868,540
Dillard's Cl A                                          193,700(d)          3,573,765
Dollar Tree                                              69,165(b)          3,340,670
Fred's Cl A                                             307,920(d)          3,140,784
                                                                      ---------------
Total                                                                      15,365,380
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.1%)
Avista                                                  494,800(d)         10,682,732
Black Hills                                              69,070(d)          1,839,334
NorthWestern                                             70,190(d)          1,826,344
                                                                      ---------------
Total                                                                      14,348,410
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.8%)
Berry Petroleum Cl A                                     58,530(d)          1,706,150
Eastern American Natural Gas                             48,200             1,135,110
Encore Acquisition                                       90,500(b)          4,345,810
Evolution Petroleum                                     543,113(b,d)        2,340,817
EXCO Resources                                          456,100(d)          9,683,002
Frontier Oil                                            168,900(d)          2,033,556
Gastar Exploration                                      434,050(b)          2,079,100
Holly                                                   143,900(d)          3,688,157
Intl Coal Group                                         366,710(b)          1,415,501
Overseas Shipholding Group                               39,240(d)          1,724,598
Patriot Coal                                            100,150(b,d)        1,548,319
Penn Virginia                                            75,250(d)          1,602,073
Provident Energy Trust Unit                             401,170(c,d)        2,695,862
Regency Energy Partners LP                               15,620               327,239
Rosetta Resources                                        74,070(b)          1,476,215
St. Mary Land & Exploration                             129,100(d)          4,420,383
Stone Energy                                            149,500(b,d)        2,698,475
USEC                                                  1,118,200(b,d)        4,305,070
World Fuel Services                                      48,740(d)          1,305,745
                                                                      ---------------
Total                                                                      50,531,182
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.9%)
Glatfelter                                              439,620             5,341,383
Louisiana-Pacific                                       971,550(b,d)        6,781,419
                                                                      ---------------
Total                                                                      12,122,802
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.4%)
NBTY                                                    134,900(b)          5,873,546
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.3%)
Biovail                                                 173,500(c,d)        2,422,060
ViroPharma                                              116,480(b)            977,267
                                                                      ---------------
Total                                                                       3,399,327
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (2.2%)
Administaff                                             186,700(d)          4,404,253
CDI                                                     200,600(d)          2,597,770
Corporate Executive Board                                98,520(d)          2,248,226
CoStar Group                                             32,450(b,d)        1,355,437
Heidrick & Struggles Intl                                45,460(d)          1,420,170
Huron Consulting Group                                   45,690(b)          1,052,698
Korn/Ferry Intl                                         711,329(b,d)       11,736,928
Navigant Consulting                                      94,130(b,d)        1,398,772
Volt Information Sciences                               227,780(b,d)        2,277,800
                                                                      ---------------
Total                                                                      28,492,054
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
132  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

REAL ESTATE INVESTMENT TRUSTS (REITS) (3.5%)
American Campus Communities                             119,000(d)         $3,343,900
Anworth Mtge Asset                                      170,370(d)          1,192,590
BioMed Realty Trust                                     110,790(d)          1,748,266
Brandywine Realty Trust                                 277,200(d)          3,160,080
BRE Properties Cl A                                      58,270(d)          1,927,572
DCT Industrial Trust                                    301,110(d)          1,511,572
DiamondRock Hospitality                                 437,100(d)          3,702,237
Douglas Emmett                                          101,860(d)          1,451,505
EastGroup Properties                                     33,780(d)          1,293,098
Entertainment Properties Trust                           43,470(d)          1,533,187
Equity Lifestyle Properties                              80,990(d)          4,087,565
Extra Space Storage                                      98,160(d)          1,133,748
Franklin Street Properties                              116,290(d)          1,698,997
Gyrodyne Company of America                              23,367(b)            934,797
Home Properties                                          35,490(d)          1,693,228
Mack-Cali Realty                                         68,200(d)          2,357,674
Medical Properties Trust                                159,080             1,590,800
MFA Financial                                           525,700(d)          3,863,895
Natl Retail Properties                                   70,770(d)          1,501,739
Omega Healthcare Investors                               72,960(d)          1,419,072
Parkway Properties                                      115,100(d)          2,396,382
Sovran Self Storage                                      41,320(d)          1,476,364
Tanger Factory Outlet Centers                            36,490             1,422,745
                                                                      ---------------
Total                                                                      46,441,013
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.6%)
Altisource Portfolio Solutions                           35,060(b,c)          735,909
FirstService                                             90,600(b,c)        1,732,272
MI Developments Cl A                                    420,000(c)          5,157,600
                                                                      ---------------
Total                                                                       7,625,781
-------------------------------------------------------------------------------------

ROAD & RAIL (0.5%)
Amerco                                                   68,040(b)          3,382,949
Arkansas Best                                           128,680(d)          3,787,052
                                                                      ---------------
Total                                                                       7,170,001
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.9%)
Axcelis Technologies                                    625,000(b,d)          881,250
Brooks Automation                                     1,036,800(b,d)        8,895,744
Cabot Microelectronics                                   48,420(b)          1,595,923
Fairchild Semiconductor Intl                            116,110(b,d)        1,159,939
FEI                                                      57,230(b,d)        1,336,893
Integrated Silicon Solution                             109,204(b)            617,003
Micron Technology                                     1,000,000(b,d)       10,560,000
Semiconductor Mfg Intl ADR                            3,400,136(b,c,d)     11,016,440
Standard Microsystems                                    54,250(b,d)        1,127,315
Tessera Technologies                                     45,100(b,d)        1,049,477
                                                                      ---------------
Total                                                                      38,239,984
-------------------------------------------------------------------------------------

SOFTWARE (1.4%)
Blackbaud                                               231,550(d)          5,471,527
JDA Software Group                                       55,810(b)          1,421,481
Mentor Graphics                                         727,100(b,d)        6,420,292
Net 1 UEPS Technologies                                  69,430(b,c,d)      1,348,331
TeleCommunication Systems Cl A                          392,930(b,d)        3,803,562
                                                                      ---------------
Total                                                                      18,465,193
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (4.6%)
Aaron Rents                                             303,880(d)          8,426,592
Cabela's                                                602,800(b,d)        8,595,928
Children's Place Retail Stores                           35,440(b,d)        1,169,874
Dress Barn                                              158,289(b,d)        3,656,476
Finish Line Cl A                                        323,910             4,065,071
Foot Locker                                             356,800             3,974,752
Genesco                                                  39,730(b)          1,090,986
Jos A Bank Clothiers                                     74,542(b,d)        3,144,927
MarineMax                                                60,000(b)            551,400
Men's Wearhouse                                         549,850(d)         11,579,840
OfficeMax                                               289,050(b,d)        3,668,045
PetSmart                                                120,690(d)          3,221,216
Rent-A-Center                                           253,741(b,d)        4,496,291
Stage Stores                                            306,870(d)          3,792,913
                                                                      ---------------
Total                                                                      61,434,311
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.9%)
Columbia Sportswear                                      87,900(d)          3,431,616
Deckers Outdoor                                          12,540(b,d)        1,275,569
Skechers USA Cl A                                        40,010(b,d)        1,176,694
UniFirst                                                125,596(d)          6,042,423
                                                                      ---------------
Total                                                                      11,926,302
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.6%)
Astoria Financial                                       281,400(d)          3,497,802
Brookline Bancorp                                       114,550(d)          1,135,191
Dime Community Bancshares                               132,310(d)          1,550,673
Trustco Bank NY                                         195,820(d)          1,233,666
                                                                      ---------------
Total                                                                       7,417,332
-------------------------------------------------------------------------------------

TOBACCO (0.1%)
Universal                                                30,130(d)          1,374,229
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
GATX                                                     57,200(d)          1,644,500
-------------------------------------------------------------------------------------

WATER UTILITIES (0.2%)
SJW                                                     136,026(d)          3,070,107
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Syniverse Holdings                                       84,380(b)          1,474,962
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,057,544,818)                                                 $1,197,795,954
-------------------------------------------------------------------------------------



MONEY MARKET FUND (10.2%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term
 Cash Fund, 0.18%                                   134,740,175(e)       $134,740,175
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $134,740,175)                                                     $134,740,175
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (27.7%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (1.2%)
JPMorgan Prime Money Market Fund                     16,362,446           $16,362,446
-------------------------------------------------------------------------------------





                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (3.8%)
Antalis US Funding
 01-20-10                            0.23%           $4,997,988            $4,997,988
Cancara Asset Securitisation LLC
 01-20-10                            0.28            14,989,382            14,989,382
Ebbets Funding LLC
 01-05-10                            0.48             4,999,067             4,999,067
 01-07-10                            0.56             4,997,278             4,997,278
Grampian Funding LLC
 01-04-10                            0.25             9,997,639             9,997,639
Rhein-Main Securitisation
 03-08-10                            0.36             9,990,900             9,990,900
                                                                      ---------------
Total                                                                      49,972,254
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (18.9%)
Banco Popular Espanol
 01-06-10                            0.32             8,996,222             8,996,222
 01-06-10                            0.33             7,496,495             7,496,495
Banco Santander Central Hispano
 02-10-10                            0.29             4,000,000             4,000,000
Bank of Tokyo Securities
 03-19-10                            0.29             5,000,000             5,000,000
 03-23-10                            0.29            10,000,000            10,000,000
Banque Federative du Credit Mutuel
 02-18-10                            0.33             4,995,787             4,995,787
Barclays Bank
 02-16-10                            0.36             1,500,000             1,500,000
Bayrische Hypo-Und Vereinsbank
 02-01-10                            0.43             4,000,000             4,000,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  133

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource Partners VP - Small Cap Value Fund

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Caisse des Depots
 03-01-10                            0.28%           $9,993,005            $9,993,005
Caixa Geral de Deposit
 03-04-10                            0.30             5,000,000             5,000,000
 03-15-10                            0.30            10,000,000            10,000,000
Clydesdale Bank
 02-08-10                            0.30             5,000,000             5,000,000
Commerzbank
 01-04-10                            0.18            15,000,000            15,000,000
Credit Industrial et Commercial
 01-13-10                            0.39             5,000,000             5,000,000
 02-03-10                            0.33             2,000,000             2,000,000
 03-04-10                            0.38             5,000,000             5,000,000
Den Danske Bank
 01-04-10                            0.25            10,000,000            10,000,000
Dexia Bank
 01-11-10                            0.40             9,996,335             9,996,335
Dexia Credit Local
 01-15-10                            0.39             5,000,000             5,000,000
Erste Bank der Oesterreichischen Sparkassen
 01-05-10                            0.23            15,000,000            15,000,000
Hong Kong Shanghai Bank
 01-04-10                            0.29             8,000,000             8,000,000
Jyske Bank
 03-10-10                            0.44             3,496,153             3,496,153
Mizuho Corporate Bank
 01-25-10                            0.32            10,000,000            10,000,000
Nederlandse Waterschapsbank
 03-01-10                            0.30             7,994,005             7,994,005
Norinchukin Bank
 02-17-10                            0.31            10,000,000            10,000,000
Nykredit Bank
 01-05-10                            0.45             8,000,000             8,000,000
 03-22-10                            0.44            10,000,000            10,000,000
Pohjola Bank
 03-15-10                            0.38             4,995,317             4,995,317
Raiffeisen Zentralbank Oesterreich
 01-06-10                            0.28            10,000,000            10,000,000
Royal Bank of Scotland
 01-22-10                            0.30             4,996,045             4,996,045
State of Hessen
 01-04-10                            0.20            15,000,000            15,000,000
Sumitomo Mitsui Banking
 02-19-10                            0.31            15,000,000            15,000,000
                                                                      ---------------
Total                                                                     250,459,364
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.8%)
Ebbets Funding LLC
 01-04-10                            0.48             4,999,066             4,999,066
KBC Financial Products
 01-11-10                            0.43             4,997,910             4,997,910
                                                                      ---------------
Total                                                                       9,996,976
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (3.0%)(F)
Cantor Fitzgerald
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $25,000,056                         0.02            25,000,000            25,000,000
Morgan Stanley
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $10,000,292                         0.26            10,000,000            10,000,000
RBS Securities
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $5,000,201                          0.36             5,000,000             5,000,000
                                                                      ---------------
Total                                                                      40,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $366,791,040)                                                     $366,791,040
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,559,076,033)                                                 $1,699,327,169
=====================================================================================





The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR -- American Depository Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 7.82% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.


--------------------------------------------------------------------------------
134  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(f) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.


CANTOR FITZGERALD (0.02%)

SECURITY DESCRIPTION                                                           VALUE(a)
----------------------------------------------------------------------------------------
Fannie Mae Pool                                                              $16,923,055
Fannie Mae Principal Strip                                                        43,815
Fannie Mae REMICS                                                                 99,129
Federal Farm Credit Bank                                                          50,726
Federal Home Loan Banks                                                          104,503
Federal Home Loan Mtge Corp                                                       28,948
Federal Natl Mtge Assn                                                           329,299
Freddie Mac Gold Pool                                                            583,755
Freddie Mac Non Gold Pool                                                      5,048,554
Freddie Mac REMICS                                                               375,492
Ginnie Mae I Pool                                                                783,840
Ginnie Mae II Pool                                                               241,059
United States Treasury Inflation Indexed Bonds                                    78,559
United States Treasury Strip Coupon                                              809,266
----------------------------------------------------------------------------------------
Total market value for collateralized securities                             $25,500,000
----------------------------------------------------------------------------------------


MORGAN STANLEY (0.26%)

SECURITY DESCRIPTION                                                           VALUE(a)
----------------------------------------------------------------------------------------
Citigroup Commercial Mortgage Trust                                           $5,394,584
Citigroup/Deutsche Bank Commercial Mortgage Trust                                280,695
Fannie Mae REMICS                                                                490,818
Granite Master Issuer PLC                                                        459,397
Nomura Asset Acceptance Corp                                                       4,224
Paragon Mortgages PLC                                                            207,937
Wachovia Bank Commercial Mortgage Trust                                        3,649,512
----------------------------------------------------------------------------------------
Total market value for collateralized securities                             $10,487,167
----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  135

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource Partners VP - Small Cap Value Fund

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)



RBS SECURITIES (0.36%)

SECURITY DESCRIPTION                                                           VALUE(a)
----------------------------------------------------------------------------------------
280 Funding Corp                                                              $1,749,959
Banc of America Commercial Mortgage Inc                                           22,423
Banc of America Mortgage Securities Inc                                           22,649
Bear Stearns Adjustable Rate Mortgage Trust                                      196,068
Bella Vista Mortgage Trust                                                         3,570
Citigroup Commercial Mortgage Trust                                              303,211
Commercial Mortgage Pass Through Certificates                                      9,657
Countrywide Home Loan Mortgage Pass Through Trust                                 16,805
Credit Suisse First Boston Mortgage Securities Corp                               30,709
Credit Suisse Mortgage Capital Certificates                                      340,425
First Horizon Alternative Mortgage Securities                                      2,977
Greenwich Capital Commercial Funding Corp                                      1,057,707
GS Mortgage Securities Corp II                                                   449,158
Hampden CBO Ltd                                                                  176,938
Harborview Mortgage Loan Trust                                                     4,076
JP Morgan Chase Commercial Mortgage Securities Corp                               17,810
JP Morgan Mortgage Trust                                                           4,418
LB-UBS Commercial Mortgage Trust                                                   9,966
Mellon Residential Funding Corp                                                    7,350
MLCC Mortgage Investors Inc                                                          308
Morgan Stanley Capital I                                                           4,867
MortgageIT Trust                                                                   5,211
Sequoia Mortgage Trust                                                             6,758
Structured Adjustable Rate Mortgage Loan Trust                                    15,875
Structured Asset Securities Corp                                                 253,940
Thornburg Mortgage Securities Trust                                                1,993
Wachovia Bank Commercial Mortgage Trust                                          302,709
WaMu Mortgage Pass Through Certificates                                          232,469
----------------------------------------------------------------------------------------
Total market value for collateralized securities                              $5,250,006
----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
136  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                               ------------------------------------------------------------------
                                                    LEVEL 1           LEVEL 2
                                                 QUOTED PRICES         OTHER          LEVEL 3
                                                   IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                                  MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                                    IDENTICAL ASSETS       INPUTS          INPUTS            TOTAL
-----------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                              $1,197,795,954              $--         $--        $1,197,795,954
-----------------------------------------------------------------------------------------------------------------
Total Equity Securities                          1,197,795,954               --          --         1,197,795,954
-----------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(b)                  134,740,175               --          --           134,740,175
  Investments of Cash Collateral Received
    for Securities on Loan(c)                       16,362,446      350,428,594          --           366,791,040
-----------------------------------------------------------------------------------------------------------------
Total Other                                        151,102,621      350,428,594          --           501,531,215
-----------------------------------------------------------------------------------------------------------------
Total                                           $1,348,898,575     $350,428,594         $--        $1,699,327,169
-----------------------------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(c) Level 1 investments are comprised of the Unaffiliated Money Market Fund; Level 2 investments are comprised of all other short-term investments.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  137

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource Partners VP - Small Cap Value Fund



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
138  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Balanced Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (65.5%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.6%)
Honeywell Intl                                         180,830             $7,088,536
United Technologies                                    139,214              9,662,844
                                                                      ---------------
Total                                                                      16,751,380
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
United Parcel Service Cl B                             116,707(m)           6,695,481
-------------------------------------------------------------------------------------

AIRLINES (0.9%)
AMR                                                    178,092(b)           1,376,651
Continental Airlines Cl B                              118,640(b,m)         2,126,029
Delta Air Lines                                        253,166(b,m)         2,881,030
UAL                                                    118,839(b,m)         1,534,211
US Airways Group                                       272,700(b,m)         1,319,868
                                                                      ---------------
Total                                                                       9,237,789
-------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                              95,446(b,m)           954,460
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.3%)
Gilead Sciences                                         79,034(b)           3,420,592
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.8%)
Artio Global Investors                                  35,047(b,m)           893,348
Bank of New York Mellon                                 58,815(m)           1,645,056
Goldman Sachs Group                                     60,723             10,252,471
Morgan Stanley                                         180,125              5,331,700
                                                                      ---------------
Total                                                                      18,122,575
-------------------------------------------------------------------------------------

CHEMICALS (3.0%)
Air Products & Chemicals                               101,821              8,253,610
Dow Chemical                                           196,628(m)           5,432,832
EI du Pont de Nemours & Co                             407,333(m)          13,714,902
Praxair                                                 42,050              3,377,036
                                                                      ---------------
Total                                                                      30,778,380
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.5%)
US Bancorp                                              72,224(m)           1,625,762
Wells Fargo & Co                                       146,080              3,942,699
                                                                      ---------------
Total                                                                       5,568,461
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Waste Management                                       155,249              5,248,969
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.7%)
Cisco Systems                                          312,829(b)           7,489,126
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (3.4%)
Hewlett-Packard                                        501,249             25,819,336
IBM                                                     63,290              8,284,661
                                                                      ---------------
Total                                                                      34,103,997
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.1%)
Insituform Technologies Cl A                            53,676(b,m)         1,219,519
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
SLM                                                     98,585(b,m)         1,111,053
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.1%)
Bank of America                                      1,313,047(m)          19,774,488
JPMorgan Chase & Co                                    288,391             12,017,253
                                                                      ---------------
Total                                                                      31,791,741
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.4%)
AT&T                                                   407,569(m)          11,424,159
Deutsche Telekom                                       134,521(c)           1,980,084
FairPoint Communications                                 4,846                    161
Verizon Communications                                 329,985             10,932,403
                                                                      ---------------
Total                                                                      24,336,807
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.9%)
ABB ADR                                                294,714(b,c)         5,629,037
Emerson Electric                                        85,920(m)           3,660,192
                                                                      ---------------
Total                                                                       9,289,229
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.1%)
Tyco Electronics                                        50,772(c)           1,246,453
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.3%)
Baker Hughes                                           124,894(m)           5,055,709
Halliburton                                            214,879(m)           6,465,709
Schlumberger                                            82,732              5,385,026
Transocean                                             176,894(b,c,m)      14,646,824
Weatherford Intl                                       134,307(b,c)         2,405,438
                                                                      ---------------
Total                                                                      33,958,706
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.1%)
CVS Caremark                                           133,026              4,284,767
Wal-Mart Stores                                        310,287             16,584,841
                                                                      ---------------
Total                                                                      20,869,608
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.5%)
Baxter Intl                                             65,766              3,859,149
Covidien                                                87,131(c)           4,172,704
Medtronic                                              172,134              7,570,453
                                                                      ---------------
Total                                                                      15,602,306
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (0.3%)
Cardinal Health                                         51,874(m)           1,672,418
UnitedHealth Group                                      57,841              1,762,993
                                                                      ---------------
Total                                                                       3,435,411
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.6%)
Carnival Unit                                          203,887(b)           6,461,179
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.3%)
KB Home                                                 75,788(m)           1,036,780
Pulte Homes                                            207,686(m)           2,076,860
                                                                      ---------------
Total                                                                       3,113,640
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.6%)
Tyco Intl                                              184,030(c)           6,566,190
-------------------------------------------------------------------------------------

INSURANCE (4.8%)
ACE                                                    175,999(b,c)         8,870,350
Chubb                                                   42,583(m)           2,094,232
Everest Re Group                                       102,458(c)           8,778,601
Lincoln Natl                                            37,750                939,220
Loews                                                   28,686              1,042,736
Marsh & McLennan Companies                              62,205              1,373,486
Travelers Companies                                    117,575              5,862,290
XL Capital Cl A                                      1,050,995(c,m)        19,264,737
                                                                      ---------------
Total                                                                      48,225,652
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (--%)
AOL                                                      4,039(b,m)            94,017
-------------------------------------------------------------------------------------

IT SERVICES (0.7%)
Accenture Cl A                                         160,859(c)           6,675,649
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.5%)
Thermo Fisher Scientific                               115,351(b)           5,501,089
-------------------------------------------------------------------------------------

MACHINERY (3.9%)
Caterpillar                                            200,599(m)          11,432,137
Deere & Co                                              29,376(m)           1,588,948
Eaton                                                   97,702              6,215,801
Illinois Tool Works                                    250,641             12,028,262
Ingersoll-Rand                                         102,107(c)           3,649,304
Parker Hannifin                                         79,947              4,307,544
                                                                      ---------------
Total                                                                      39,221,996
-------------------------------------------------------------------------------------

MEDIA (0.4%)
Comcast Cl A                                           134,249              2,263,438
Time Warner                                             44,433(m)           1,294,778
                                                                      ---------------
Total                                                                       3,558,216
-------------------------------------------------------------------------------------

METALS & MINING (2.0%)
Alcoa                                                  334,685(m)           5,395,122
Freeport-McMoRan Copper & Gold                          65,779(b,m)         5,281,396
Nucor                                                  148,585(m)           6,931,490
Rio Tinto ADR                                            4,772(c)           1,027,841
Vale ADR                                                32,754(c)             950,849
Xstrata                                                 57,804(b,c)         1,031,305
                                                                      ---------------
Total                                                                      20,618,003
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.5%)
Kohl's                                                  67,774(b)           3,655,052
Macy's                                                 247,639(m)           4,150,430
Target                                                 153,052(m)           7,403,125
                                                                      ---------------
Total                                                                      15,208,607
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.6%)
Dominion Resources                                     166,886(m)           6,495,203
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  139

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Balanced Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

OIL, GAS & CONSUMABLE FUELS (8.3%)
Anadarko Petroleum                                     142,250(m)          $8,879,245
Apache                                                  65,561              6,763,928
BP ADR                                                 218,015(c,m)        12,638,330
Chevron                                                248,207             19,109,456
ConocoPhillips                                         281,930             14,398,164
Devon Energy                                            57,650              4,237,275
EnCana                                                  52,751(c)           1,708,605
Exxon Mobil                                             94,429              6,439,114
Petroleo Brasileiro ADR                                110,806(c,m)         5,283,230
Ultra Petroleum                                         42,820(b)           2,135,005
Valero Energy                                           66,430              1,112,703
                                                                      ---------------
Total                                                                      82,705,055
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.6%)
Weyerhaeuser                                           150,084(m)           6,474,624
-------------------------------------------------------------------------------------

PHARMACEUTICALS (3.9%)
Bristol-Myers Squibb                                   419,582(m)          10,594,445
Johnson & Johnson                                      116,521              7,505,118
Merck & Co                                             369,455(m)          13,499,885
Pfizer                                                 421,558(m)           7,668,140
                                                                      ---------------
Total                                                                      39,267,588
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.2%)
Pebblebrook Hotel Trust                                 76,378(b)           1,681,080
-------------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
CSX                                                     39,014              1,891,789
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Intel                                                  833,865             17,010,846
Microchip Technology                                    51,748(m)           1,503,797
Taiwan Semiconductor Mfg ADR                           428,553(c,m)         4,902,646
Xilinx                                                  64,630(m)           1,619,628
                                                                      ---------------
Total                                                                      25,036,917
-------------------------------------------------------------------------------------

SOFTWARE (2.4%)
Microsoft                                              310,540              9,468,364
Oracle                                                 383,792              9,418,256
Symantec                                               322,346(b)           5,766,770
                                                                      ---------------
Total                                                                      24,653,390
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.3%)
Best Buy                                                55,437(m)           2,187,544
Home Depot                                             210,824              6,099,138
Staples                                                184,437(m)           4,535,306
                                                                      ---------------
Total                                                                      12,821,988
-------------------------------------------------------------------------------------

TOBACCO (2.8%)
Lorillard                                              292,413             23,460,295
Philip Morris Intl                                      98,385              4,741,173
                                                                      ---------------
Total                                                                      28,201,468
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $529,730,807)                                                     $665,705,383
-------------------------------------------------------------------------------------



PREFERRED STOCKS & OTHER (0.5%)
ISSUER                                                 SHARES                VALUE(a)
BANKING (0.5%)
Bank of America
 Cv                                                    314,701(b)          $4,695,339
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (--%)
Krispy Kreme Doughnuts
 Warrants                                                1,315(b,l)                79
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS & OTHER
(Cost: $4,720,515)                                                         $4,695,418
-------------------------------------------------------------------------------------





BONDS (37.0%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.1%)(C)
Pemex Project Funding Master Trust
 03-01-18                             5.75%              $245,000            $247,726
 06-15-35                             6.63                384,000             365,626
Petroleos de Venezuela
 04-12-17                             5.25                663,000             364,650
                                                                      ---------------
Total                                                                         978,002
-------------------------------------------------------------------------------------

SOVEREIGN (0.4%)(c)
Republic of Argentina
 Sr Unsecured
 09-12-13                             7.00                585,000             531,765
 12-15-35                             0.00                631,000(h)           40,573
Republic of Colombia
 01-27-17                             7.38                305,000             343,506
Republic of El Salvador
 06-15-35                             7.65                119,000(d)          117,215
Republic of Indonesia
 Sr Unsecured
 01-17-18                             6.88                288,000(d)          316,800
 10-12-35                             8.50                235,000(d)          281,413
Republic of Philippines
 01-14-31                             7.75                329,000             370,948
Republic of Turkey
 09-26-16                             7.00                100,000             110,500
 04-03-18                             6.75                309,000             334,106
 03-17-36                             6.88                527,000             536,222
Republic of Uruguay
 05-17-17                             9.25                146,000             179,945
Republic of Venezuela
 02-26-16                             5.75                154,000             100,100
Republic of Venezuela
 Sr Unsecured
 10-08-14                             8.50                154,000             121,275
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                             7.63                143,000             154,798
Russian Federation
 03-31-30                             7.50                293,280(d)         $330,673
                                                                      ---------------
Total                                                                       3,869,839
-------------------------------------------------------------------------------------

TREASURY (0.3%)(c)
Govt of Indonesia
 (Indonesian Rupiah) Series FR43
 07-15-22                            10.25          3,307,000,000             347,692
Mexican Fixed Rate Bonds
 (Mexican Peso) Series M-10
 12-17-15                             8.00             35,960,000           2,801,734
                                                                      ---------------
Total                                                                       3,149,426
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (7.2%)
Federal Home Loan Banks
 12-28-11                             1.00              1,000,000             996,025
 12-30-11                             1.25              2,800,000           2,779,398
Federal Home Loan Mtge Corp
 02-24-12                             1.50              4,580,000           4,564,204
 08-17-12                             2.25              4,720,000           4,728,638
 04-18-16                             5.25              4,000,000           4,400,144
Federal Natl Mtge Assn
 11-10-11                             1.30              4,580,000           4,580,120
 08-17-12                             2.24              2,110,000           2,114,056
 01-02-14                             5.13                366,000             388,557
 11-20-14                             2.63              2,500,000           2,475,008
U.S. Treasury
 11-15-12                             1.38              3,595,000           3,569,159
 05-31-13                             3.50                475,000             500,568
 02-15-14                             4.00              1,780,000           1,903,349
 11-30-14                             2.13              9,230,000           9,011,525
 12-31-14                             2.63              5,640,000           5,624,137
 08-15-15                             4.25              2,210,000           2,365,390
 04-30-16                             2.63                400,000             387,594
 11-15-19                             3.38              7,771,000           7,480,801
 08-15-39                             4.50              1,300,000           1,270,547
 11-15-39                             4.38                595,000             569,527
U.S. Treasury Inflation-Indexed Bond(p)
 04-15-10                             0.88                798,749             801,460
 04-15-14                             1.25              1,552,589           1,604,672
 01-15-15                             1.63              2,830,275           2,943,564
 01-15-16                             2.00              1,513,905           1,598,766
 07-15-16                             2.50              3,010,528           3,278,509
 07-15-17                             2.63              1,564,515           1,720,650
 01-15-29                             2.50              1,560,618           1,673,934
                                                                      ---------------
Total                                                                      73,330,302
-------------------------------------------------------------------------------------

ASSET-BACKED (2.5%)
American Express Credit Account Master Trust
 Series 2005-4 Cl A
 01-15-15                             0.30                550,000(i)          542,837
American Express Credit Account Master Trust
 Series 2006-3 Cl A
 03-17-14                             0.25                500,000(i)          495,550
AmeriCredit Automobile Receivables Trust
 Series 2007-CM Cl A3B (NPFGC)
 05-07-12                             0.26                418,535(i,k)        417,067
Bank of America Credit Card Trust
 Series 2008-A1 Cl A1
 04-15-13                             0.81                900,000(i)          897,955


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
140  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)
Bank of America Credit Card Trust
 Series 2008-A5 Cl A5
 12-16-13                             1.43%               800,000(i)         $803,685
BMW Vehicle Lease Trust
 Series 2009-1 Cl A2
 04-15-11                             2.04              1,000,000           1,005,409
Capital Auto Receivables Asset Trust
 Series 2007-SN2 Cl A4
 05-16-11                             1.26                450,000(d,i)        450,898
CarMax Auto Owner Trust
 Series 2009-1 Cl A4
 12-16-13                             5.81                500,000             532,633
CIT Equipment Collateral
 Series 2009-VT1 Cl A2
 06-15-11                             2.20              1,050,000(d)        1,052,939
CitiFinancial Auto Issuance Trust
 Series 2009-1 Cl A2
 11-15-12                             1.83              3,375,000(d)        3,374,962
Countrywide Asset-Backed Ctfs
 Series 2005-10 Cl AF6
 02-25-36                             4.92              1,302,155             867,933
Countrywide Asset-Backed Ctfs
 Series 2006-4 Cl 1A1M
 07-25-36                             0.49                355,821(i)          201,683
CPS Auto Trust
 Series 2007-A Cl A3 (NPFGC)
 09-15-11                             5.04                244,383(d,k)        245,913
DT Auto Owner Trust
 Series 2009-1 Cl A1
 10-15-15                             2.98              1,715,000(d)        1,715,705
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                             5.78              2,375,000(d,k)      2,289,856
Hertz Vehicle Financing LLC
 Series 2005-2A Cl A6 (AMBAC)
 11-25-11                             5.08                800,000(d,k)        813,926
Hertz Vehicle Financing LLC
 Series 2009-2A Cl A1
 03-25-14                             4.26                900,000(d)          899,235
Merrill Lynch First Franklin Mtge Loan Trust
 Series 2007-2 Cl A2A
 05-25-37                             0.34                883,773(i)          848,201
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                            31.11              2,325,000(n)          168,563
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                             5.88              3,400,000(n)          408,273
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                             5.57                652,491             628,928
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                             6.31                340,000(o)           17,389
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                             6.66                225,000(o)            9,092
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                             7.01                325,000(o)            9,966
Santander Drive Auto Receivables Trust
 Series 2007-1 Cl A4 (FGIC)
 09-15-14                             0.28                782,218(i,k)        765,772
Target Credit Card Master Trust
 Series 2005-1 Cl A
 10-27-14                             0.29              5,000,000(i)        4,934,754
Volkswagen Auto Lease Trust
 Series 2009-A Cl A3
 04-16-12                             3.41                525,000             538,268
                                                                      ---------------
Total                                                                      24,937,392
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (2.5%)(f)
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                             4.00              1,134,460           1,144,557
Bear Stearns Commercial Mtge Securities
 Series 2007-PW18 Cl A1
 08-11-12                             5.04                267,739             274,475
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                             5.68              3,025,000           3,133,307
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                             5.43                650,000             603,611
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                             5.23                775,000             793,069
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                             0.54                600,000(d,i)        456,825
Credit Suisse First Boston Mtge Securities
 Series 2004-C1 Cl A4
 01-15-37                             4.75                705,000             696,125
Credit Suisse First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                             3.82                178,093             175,823
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
 08-25-12                             4.72                230,145             240,676
GE Capital Commercial Mtge
 Series 2001-3 Cl A2
 06-10-38                             6.07                600,000             628,433
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                             5.25                573,616(d)          580,960
Greenwich Capital Commercial Funding
 Series 2003-C1 Cl A3
 07-05-35                             3.86                525,000             530,696
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                             4.88                775,000             784,635
GS Mtge Securities II
 Series 2004-GG2 Cl A3
 08-10-38                             4.60                371,226             370,944
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             1.08              1,700,000(d,i)      1,396,054
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                             5.81              1,050,000             125,221
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                             4.13                766,024             767,829
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                             3.97                358,191             362,977
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                             4.18                591,318             590,711
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                             5.49                275,000             274,827
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                             5.79              1,150,000           1,003,183
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                             6.20                925,000(d)          177,726
JPMorgan Chase Commercial Mtge Securities
 Series 2009-IWST Cl A2
 12-05-27                             5.63                700,000(d)          691,681
JPMorgan Chase Commercial Mtge Securities
 Series 2009-IWST Cl A1
 12-05-27                             4.31                450,000(d)          443,264
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                             3.97              1,250,000           1,217,578
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
 09-15-30                             4.93                400,000             403,994
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                             5.86              1,075,000           1,087,400
LB-UBS Commercial Mtge Trust
 Series 2007-C6 Cl A4
 07-15-40                             5.86                275,000             238,415
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                             4.71                298,767             300,282


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  141

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                             4.59%             1,850,000          $1,829,149
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                             5.80                850,000             877,690
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                             5.09              1,250,000           1,275,937
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                             5.58                650,000             635,940
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                             5.73              1,250,000           1,225,022
                                                                      ---------------
Total                                                                      25,339,016
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (13.2%)(f)
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
 08-25-35                             5.10              1,575,000(d,i)      1,328,919
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
 06-25-35                             6.50              1,713,544           1,406,712
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                            25.86              1,004,293(n)          120,674
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
 07-25-18                             4.75                588,654             585,710
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                             7.00              1,247,947(d)        1,073,492
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                             5.30              1,213,659(i)          637,433
Federal Home Loan Mtge Corp
 01-01-40                             5.00              6,250,000(g)        6,408,200
 01-01-40                             5.50              2,500,000(g)        2,618,750
 01-01-40                             6.00             10,500,000(g)       11,133,275
Federal Home Loan Mtge Corp #C53878
 12-01-30                             5.50              1,622,908           1,709,928
Federal Home Loan Mtge Corp #C65869
 04-01-32                             6.00                761,814             827,828
Federal Home Loan Mtge Corp #C66871
 05-01-32                             6.50              2,006,813           2,188,807
Federal Home Loan Mtge Corp #C71514
 07-01-32                             6.50                119,777             129,359
Federal Home Loan Mtge Corp #C90598
 10-01-22                             6.50                220,169             239,330
Federal Home Loan Mtge Corp #C90767
 12-01-23                             6.00              1,452,324           1,562,708
Federal Home Loan Mtge Corp #D32310
 11-01-22                             8.00                  5,614               6,217
Federal Home Loan Mtge Corp #D55755
 08-01-24                             8.00                 44,001              50,467
Federal Home Loan Mtge Corp #D96300
 10-01-23                             5.50                252,651             267,542
Federal Home Loan Mtge Corp #E01127
 02-01-17                             6.50                148,755             160,582
Federal Home Loan Mtge Corp #E01419
 05-01-18                             5.50                773,813             824,245
Federal Home Loan Mtge Corp #E81009
 07-01-15                             7.50                 88,917              96,854
Federal Home Loan Mtge Corp #E98725
 08-01-18                             5.00              1,972,949           2,079,888
Federal Home Loan Mtge Corp #E99684
 10-01-18                             5.00              1,053,302           1,114,426
Federal Home Loan Mtge Corp #G01410
 04-01-32                             7.00                346,789             381,605
Federal Home Loan Mtge Corp #G01864
 01-01-34                             5.00              1,581,898           1,628,695
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17                            46.56                669,533(n)           23,088
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                            24.79                919,223(n)           73,443
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 3550 Cl GS
 07-15-39                            22.65              5,575,006(n)          620,063
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
 02-15-33                             5.50                644,269             657,464
Federal Natl Mtge Assn
 01-01-25                             4.50              5,450,000(g)        5,604,987
 01-01-25                             5.00              6,860,000(g)        7,168,700
 01-01-40                             4.50              4,000,000(g)        3,992,500
 01-01-40                             5.00              3,000,000(g)        3,078,282
 01-01-40                             5.50              7,000,000(g)        7,327,033
 01-01-40                             6.00              7,750,000(g)        8,207,731
 01-01-40                             6.50              5,500,000(g)        5,890,159
 01-01-40                             7.00              3,500,000(g)        3,835,234
Federal Natl Mtge Assn #190899
 04-01-23                             8.50                 85,563              93,908
Federal Natl Mtge Assn #190944
 05-01-24                             6.00                497,059             529,637
Federal Natl Mtge Assn #190988
 06-01-24                             9.00                 56,437              61,848
Federal Natl Mtge Assn #250322
 08-01-25                             7.50                  9,944              11,200
Federal Natl Mtge Assn #250384
 11-01-25                             7.50                129,903             146,314
Federal Natl Mtge Assn #250495
 03-01-26                             7.00                142,472             158,360
Federal Natl Mtge Assn #254494
 08-01-22                             7.00                166,732             184,576
Federal Natl Mtge Assn #254675
 01-01-23                             6.50                219,651             238,786
Federal Natl Mtge Assn #254708
 02-01-23                             7.00                 52,020              57,587
Federal Natl Mtge Assn #304279
 02-01-25                             8.50                101,688             117,030
Federal Natl Mtge Assn #309341
 05-01-25                             8.50                 25,078              28,862
Federal Natl Mtge Assn #313049
 08-01-11                             8.50                  7,397               7,521
Federal Natl Mtge Assn #323606
 03-01-29                             6.50                 33,334              36,126
Federal Natl Mtge Assn #433310
 08-01-28                             6.50                157,461             170,648
Federal Natl Mtge Assn #440730
 12-01-28                             6.00                122,688             132,903
Federal Natl Mtge Assn #505122
 07-01-29                             7.00                671,859             744,238
Federal Natl Mtge Assn #50553
 04-01-22                             8.00                 58,856              67,257
Federal Natl Mtge Assn #510587
 08-01-29                             7.00                121,816             134,939
Federal Natl Mtge Assn #540041
 02-01-29                             7.00                504,743             561,030
Federal Natl Mtge Assn #545489
 03-01-32                             6.50                119,065             128,739
Federal Natl Mtge Assn #545684
 05-01-32                             7.50                 98,685             111,357
Federal Natl Mtge Assn #545885
 08-01-32                             6.50                191,556             209,036
Federal Natl Mtge Assn #555376
 04-01-18                             4.50                519,623             541,603
Federal Natl Mtge Assn #555734
 07-01-23                             5.00              1,136,501           1,180,700
Federal Natl Mtge Assn #615135
 11-01-16                             6.00                 85,924              92,084
Federal Natl Mtge Assn #642346
 05-01-32                             7.00                499,448             551,200
Federal Natl Mtge Assn #643381
 06-01-17                             6.00                 64,975              69,633
Federal Natl Mtge Assn #645277
 05-01-32                             7.00                 73,618              81,247
Federal Natl Mtge Assn #645569
 06-01-32                             7.00                385,702             425,669
Federal Natl Mtge Assn #646446
 06-01-17                             6.50                111,803             121,374


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
142  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #650105
 08-01-17                             6.50%               444,596(r)         $482,656
Federal Natl Mtge Assn #662197
 09-01-32                             6.50                215,736             233,130
Federal Natl Mtge Assn #670387
 08-01-32                             7.00                166,687             184,466
Federal Natl Mtge Assn #670711
 10-01-32                             7.00                101,137             111,617
Federal Natl Mtge Assn #673179
 02-01-18                             6.00                190,256             203,895
Federal Natl Mtge Assn #676511
 12-01-32                             7.00                 73,602              81,229
Federal Natl Mtge Assn #678397
 12-01-32                             7.00                654,113(r)          721,892
Federal Natl Mtge Assn #687887
 03-01-33                             5.50              1,204,631           1,280,934
Federal Natl Mtge Assn #689093
 07-01-28                             5.50                513,417             543,072
Federal Natl Mtge Assn #694546
 03-01-33                             5.50                410,538(r)          431,492
Federal Natl Mtge Assn #703726
 02-01-33                             5.00              1,479,590           1,534,689
Federal Natl Mtge Assn #725284
 11-01-18                             7.00                 59,870              63,310
Federal Natl Mtge Assn #725431
 08-01-15                             5.50                 48,563              51,771
Federal Natl Mtge Assn #726940
 08-01-23                             5.50                210,238             222,823
Federal Natl Mtge Assn #747642
 11-01-28                             5.50                251,978             266,532
Federal Natl Mtge Assn #753074
 12-01-28                             5.50              1,222,491           1,293,102
Federal Natl Mtge Assn #755598
 11-01-28                             5.00                425,588             441,437
Federal Natl Mtge Assn #761031
 01-01-34                             5.00                295,538             306,249
Federal Natl Mtge Assn #768117
 08-01-34                             5.48                490,649(i)          518,312
Federal Natl Mtge Assn #961840
 03-01-38                             5.50              3,597,837           3,770,234
Federal Natl Mtge Assn #AC3035
 10-01-39                             5.00              1,787,305           1,835,990
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                             0.00              2,480,851(n)          485,998
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                             5.34              1,071,673(n)          147,827
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                            20.00                426,778(n)           38,664
Govt Natl Mtge Assn
 01-01-40                             4.50              6,000,000(g)        6,003,750
 01-01-40                             5.50              9,000,000(g)        9,427,499
 01-01-40                             6.00              3,550,000(g)        3,750,795
Govt Natl Mtge Assn #604708
 10-15-33                             5.50              1,201,960           1,268,310
Govt Natl Mtge Assn #619592
 09-15-33                             5.00              1,392,716           1,443,152
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                            42.42                 28,014(n)              606
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                             0.00             16,044,797(b,j,n)           --
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
 05-25-34                             6.00              1,191,128           1,101,814
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                             5.00              2,330,214           2,213,632
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                             5.00              1,201,528           1,141,310
                                                                      ---------------
Total                                                                     133,657,931
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.1%)
L-3 Communications
 07-15-13                             6.13                210,000             212,100
L-3 Communications
 Series B
 10-15-15                             6.38                345,000             346,294
TransDigm
 07-15-14                             7.75                135,000(d)          136,856
                                                                      ---------------
Total                                                                         695,250
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)
Ford Motor
 Sr Unsecured Cv
 11-15-16                             4.25              1,871,000           2,353,250
-------------------------------------------------------------------------------------

BANKING (0.3%)
Bank of America
 Sr Unsecured
 05-01-18                             5.65                720,000             732,698
Citigroup
 Sr Unsecured
 05-15-18                             6.13              1,580,000           1,588,544
Morgan Stanley
 Sr Unsecured
 04-01-18                             6.63                635,000             686,542
 09-23-19                             5.63                410,000             413,076
                                                                      ---------------
Total                                                                       3,420,860
-------------------------------------------------------------------------------------

BROKERAGE (--%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                             6.88              1,250,000(b,o)        259,375
-------------------------------------------------------------------------------------

CHEMICALS (0.3%)
Airgas
 10-01-18                             7.13                325,000(d)          338,813
Ashland
 06-01-17                             9.13                130,000(d)          142,675
Chemtura
 06-01-16                             6.88                293,000(b)          310,580
Dow Chemical
 Sr Unsecured
 05-15-19                             8.55              1,410,000           1,682,334
INVISTA
 Sr Unsecured
 05-01-12                             9.25                162,000(d)          164,430
Nalco
 Sr Nts
 05-15-17                             8.25                391,000(d)          414,460
                                                                      ---------------
Total                                                                       3,053,292
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (--%)
Jarden
 05-01-16                             8.00                225,000             232,312
Visant Holding
 Sr Disc Nts
 12-01-13                            10.25                175,000             180,688
                                                                      ---------------
Total                                                                         413,000
-------------------------------------------------------------------------------------

ELECTRIC (2.5%)
CenterPoint Energy Houston Electric LLC
 Series U
 03-01-14                             7.00                700,000             799,297
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                             8.88              2,375,000           2,932,174
Consumers Energy
 1st Mtge
 02-15-17                             5.15                205,000             212,477
 09-15-18                             5.65                870,000             909,836
 04-15-20                             5.65                265,000             276,672
Detroit Edison
 Sr Secured
 10-01-13                             6.40                780,000             861,602


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  143

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
DTE Energy
 Sr Unsecured
 05-15-14                             7.63%             1,430,000          $1,596,389
Duke Energy Carolinas LLC
 Sr Unsecured Series D
 03-01-10                             7.38                280,000             282,913
Edison Mission Energy
 Sr Unsecured
 06-15-13                             7.50                255,000             239,700
Exelon
 Sr Unsecured
 06-15-10                             4.45              1,890,000           1,921,223
FirstEnergy
 Sr Unsecured Series B
 11-15-11                             6.45                 39,000              42,241
Indiana Michigan Power
 Sr Unsecured
 03-15-19                             7.00                485,000             541,229
 03-15-37                             6.05                490,000             487,294
KCP&L Greater Missouri Operations
 Sr Unsecured
 07-01-12                            11.88                205,000             237,382
Majapahit Holding
 10-17-16                             7.75                100,000(c,d)        105,880
Metropolitan Edison
 Sr Unsecured
 03-15-13                             4.95                 90,000              93,647
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                             8.56                 54,262              54,805
Nevada Power
 08-01-18                             6.50                850,000             911,445
Nevada Power
 Series L
 01-15-15                             5.88                405,000             434,625
Nevada Power
 Series M
 03-15-16                             5.95                855,000             905,980
NiSource Finance
 03-01-13                             6.15              1,800,000           1,916,561
 09-15-17                             5.25                405,000             398,348
 01-15-19                             6.80                720,000             770,002
 09-15-20                             5.45                580,000             562,427
NRG Energy
 02-01-16                             7.38                825,000             826,031
Ohio Edison
 Sr Unsecured
 05-01-15                             5.45                170,000             179,255
Oncor Electric Delivery LLC
 Sr Secured
 05-01-12                             6.38                205,000             221,409
PacifiCorp
 1st Mtge
 09-15-13                             5.45              1,475,000           1,606,092
Portland General Electric
 03-15-10                             7.88                765,000             774,276
PPL Electric Utilities
 1st Mtge
 11-30-13                             7.13                970,000           1,109,889
Progress Energy
 Sr Unsecured
 12-01-39                             6.00                190,000             189,055
Sierra Pacific Power
 Series M
 05-15-16                             6.00              1,865,000           1,976,518
Tampa Electric
 Sr Unsecured
 05-15-18                             6.10                530,000             564,068
Toledo Edison
 1st Mtge
 05-01-20                             7.25                165,000             188,287
TransAlta
 Sr Unsecured
 01-15-15                             4.75                605,000(c)          610,708
                                                                      ---------------
Total                                                                      25,739,737
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.1%)
Regal Cinemas
 07-15-19                             8.63                125,000             130,000
Speedway Motorsports
 06-01-16                             8.75                315,000             331,538
United Artists Theatre Circuit
 Pass-Through Ctfs
 07-01-15                             9.30                933,032(l)          962,235
                                                                      ---------------
Total                                                                       1,423,773
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (1.0%)
Anheuser-Busch InBev Worldwide
 01-15-14                             7.20              1,425,000(d)        1,616,179
ConAgra Foods
 Sr Unsecured
 09-15-11                             6.75                 81,000              87,454
Del Monte
 Sr Sub Nts
 10-15-19                             7.50                250,000(d)          257,500
HJ Heinz Finance
 08-01-39                             7.13                935,000(d)        1,057,053
Kraft Foods
 Sr Unsecured
 02-11-13                             6.00                 90,000              96,517
 08-11-17                             6.50              1,370,000           1,486,519
 02-01-18                             6.13              1,840,000           1,934,837
Molson Coors Capital Finance
 09-22-10                             4.85                910,000(c)          937,507
SABMiller
 Sr Unsecured
 01-15-14                             5.70              2,195,000(c,d)      2,371,386
                                                                      ---------------
Total                                                                       9,844,952
-------------------------------------------------------------------------------------

GAMING (0.1%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                             7.13                163,000             141,810
MGM MIRAGE
 Sr Secured
 11-15-17                            11.13                210,000(d)          233,100
MGM MIRAGE
 Sr Unsecured
 03-01-18                            11.38                320,000(d)          286,400
                                                                      ---------------
Total                                                                         661,310
-------------------------------------------------------------------------------------

GAS PIPELINES (1.4%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75              1,760,000           1,861,372
CenterPoint Energy Resources
 Sr Unsecured Series B
 04-01-13                             7.88                680,000             765,934
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80              3,964,000           4,376,515
El Paso
 Sr Unsecured
 12-12-13                            12.00                195,000             228,150
Northwest Pipeline
 Sr Unsecured
 06-15-16                             7.00                180,000             202,678
 04-15-17                             5.95              1,305,000           1,393,412
Southern Natural Gas
 Sr Unsecured
 04-01-17                             5.90              1,915,000(d)        1,966,583
Southern Star Central
 Sr Nts
 03-01-16                             6.75                380,000             366,700
Transcontinental Gas Pipe Line LLC
 Sr Unsecured
 04-15-16                             6.40              1,627,000           1,774,831
Transcontinental Gas Pipe Line LLC
 Sr Unsecured Series B
 08-15-11                             7.00                535,000             575,371
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17                             7.25                377,000             380,842
                                                                      ---------------
Total                                                                      13,892,388
-------------------------------------------------------------------------------------

HEALTH CARE (0.2%)
Cardinal Health
 Sr Unsecured
 06-15-12                             5.65                740,000             788,933
DaVita
 03-15-13                             6.63                555,000             556,388
HCA
 Sr Secured
 02-15-17                             9.88                295,000(d)          321,550
Omnicare
 12-15-13                             6.75                345,000             338,100
Select Medical
 02-01-15                             7.63                345,000             334,650
                                                                      ---------------
Total                                                                       2,339,621
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
144  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

HOME CONSTRUCTION (--%)
K Hovnanian Enterprises
 Sr Secured
 10-15-16                            10.63%               315,000(d)         $329,175
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (0.8%)
Anadarko Petroleum
 Sr Unsecured
 09-15-16                             5.95                390,000             421,862
Canadian Natural Resources
 Sr Unsecured
 05-15-17                             5.70                555,000(c)          592,960
Chesapeake Energy
 06-15-15                             6.38                 75,000              73,500
 01-15-16                             6.63                260,000             257,400
Denbury Resources
 03-01-16                             9.75                220,000             234,850
EnCana
 Sr Unsecured
 11-01-11                             6.30              2,290,000(c)        2,462,990
Forest Oil
 Sr Nts
 02-15-14                             8.50                325,000(d)          339,625
Nexen
 Sr Unsecured
 11-20-13                             5.05              1,270,000(c)        1,339,057
 05-15-37                             6.40                320,000(c)          322,405
Petrohawk Energy
 08-01-14                            10.50                150,000             164,063
Quicksilver Resources
 08-01-15                             8.25                274,000             280,850
Range Resources
 05-15-16                             7.50                135,000             138,713
 05-15-19                             8.00                580,000             620,600
SandRidge Energy
 06-01-18                             8.00                155,000(d)          152,288
Woodside Finance
 11-10-14                             4.50                825,000(c,d)        830,862
                                                                      ---------------
Total                                                                       8,232,025
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.1%)
Petro-Canada
 Sr Unsecured
 07-15-13                             4.00                120,000(c)          123,891
Suncor Energy
 Sr Unsecured
 06-01-18                             6.10                480,000(c)          515,055
TNK-BP Finance
 03-13-18                             7.88                200,000(c,d)        205,500
                                                                      ---------------
Total                                                                         844,446
-------------------------------------------------------------------------------------

MEDIA CABLE (0.4%)
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                             8.00                285,000(d)          292,838
Comcast
 03-15-37                             6.45                280,000             288,700
 07-01-39                             6.55                865,000             906,838
CSC Holdings LLC
 Sr Unsecured
 04-15-14                             8.50                145,000(d)          154,425
DISH DBS
 02-01-16                             7.13                465,000             474,881
TCM Sub LLC
 01-15-15                             3.55              1,185,000(d)        1,167,563
Time Warner Cable
 02-01-20                             5.00                390,000             379,333
                                                                      ---------------
Total                                                                       3,664,578
-------------------------------------------------------------------------------------

MEDIA NON CABLE (0.5%)
Lamar Media
 04-01-14                             9.75                120,000             132,450
Liberty Media LLC
 Sr Unsecured
 05-15-13                             5.70                267,000             254,318
News America
 01-09-38                             6.75                550,000             570,525
Nielsen Finance LLC
 08-01-14                            10.00                145,000             151,163
Rainbow Natl Services LLC
 09-01-12                             8.75                135,000(d)          137,531
Reed Elsevier Capital
 08-01-11                             6.75              1,495,000           1,601,167
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                             6.13              2,410,000           2,382,547
                                                                      ---------------
Total                                                                       5,229,701
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.1%)
General Electric Capital
 Sr Unsecured
 01-10-39                             6.88              1,195,000           1,234,059
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.1%)
Expro Finance Luxembourg
 Sr Secured
 12-15-16                             8.50                401,000(c,d)        392,590
Gaz Capital for Gazprom
 Sr Unsecured
 11-22-16                             6.21                350,000(c,d)        336,000
                                                                      ---------------
Total                                                                         728,590
-------------------------------------------------------------------------------------

PACKAGING (0.1%)
Ball
 03-15-18                             6.63                 50,000              49,500
Crown Americas LLC/Capital
 11-15-15                             7.75                325,000             336,375
Greif
 Sr Unsecured
 02-01-17                             6.75                125,000             122,500
Owens-Brockway Glass Container
 05-15-13                             8.25                305,000             313,388
Reynolds Group Issuer LLC
 Sr Secured
 10-15-16                             7.75                175,000(d)          179,375
                                                                      ---------------
Total                                                                       1,001,138
-------------------------------------------------------------------------------------

PAPER (0.1%)
Cascades
 Sr Nts
 12-15-17                             7.75                450,000(c,d)        457,313
Georgia-Pacific LLC
 01-15-17                             7.13                210,000(d)          212,625
NewPage
 Sr Secured
 12-31-14                            11.38                250,000(d)          252,500
                                                                      ---------------
Total                                                                         922,438
-------------------------------------------------------------------------------------

RAILROADS (0.1%)
Canadian Pacific Railway
 Sr Unsecured
 05-15-37                             5.95                 95,000(c)           90,195
CSX
 Sr Unsecured
 03-15-12                             6.30                760,000             822,269
                                                                      ---------------
Total                                                                         912,464
-------------------------------------------------------------------------------------

RESTAURANTS (--%)
Yum! Brands
 Sr Unsecured
 11-15-37                             6.88                135,000             145,867
-------------------------------------------------------------------------------------

RETAILERS (0.1%)
CVS Caremark
 Sr Unsecured
 09-15-39                             6.13              1,030,000           1,020,832
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.2%)
Erac USA Finance
 10-15-17                             6.38              1,955,000(d)        2,040,118
-------------------------------------------------------------------------------------

WIRELESS (0.3%)
CC Holdings GS V LLC/Crown Castle GS III
 Sr Secured
 05-01-17                             7.75                465,000(d)          495,225
Cricket Communications
 Sr Secured
 05-15-16                             7.75                191,000             190,523
Nextel Communications
 Series D
 08-01-15                             7.38                240,000             233,400
SBA Telecommunications
 08-15-16                             8.00                150,000(d)          156,750
 08-15-19                             8.25                 50,000(d)           53,000
Sprint Nextel
 Sr Unsecured
 08-15-17                             8.38                295,000             300,900


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  145

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Balanced Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELESS (CONT.)
US Cellular
 Sr Unsecured
 12-15-33                             6.70%             1,405,000          $1,381,745
                                                                      ---------------
Total                                                                       2,811,543
-------------------------------------------------------------------------------------

WIRELINES (1.7%)
AT&T
 Sr Unsecured
 03-15-11                             6.25              3,240,000           3,431,073
 02-15-39                             6.55              2,370,000           2,497,179
Qwest
 Sr Unsecured
 10-01-14                             7.50                980,000           1,017,975
Telecom Italia Capital
 11-15-13                             5.25                185,000(c)          194,581
Telefonica Europe
 09-15-10                             7.75              1,245,000(c)        1,302,404
TELUS
 Sr Unsecured
 06-01-11                             8.00              2,918,500(c)        3,159,577
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88              2,585,000           2,812,519
Verizon New York
 Sr Unsecured Series B
 04-01-32                             7.38              1,795,000           1,933,579
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                             5.65                475,000             504,780
Windstream
 08-01-16                             8.63                335,000             340,863
 11-01-17                             7.88                375,000(d)          371,250
                                                                      ---------------
Total                                                                      17,565,780
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $374,456,959)                                                     $376,041,470
-------------------------------------------------------------------------------------



FDIC-INSURED DEBT (0.1%)(e)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. AGENCIES
JPMorgan Chase & Co
 FDIC Govt Guaranty
 02-23-11                             1.65%            $1,155,000          $1,165,222
-------------------------------------------------------------------------------------
TOTAL FDIC-INSURED DEBT
(Cost: $1,154,550)                                                         $1,165,222
-------------------------------------------------------------------------------------



SENIOR LOANS (0.1%)(q)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (--%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 05-05-13                             2.56%              $196,546            $171,781
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 05-05-13                             2.56                 43,759              38,246
                                                                      ---------------
Total                                                                         210,027
-------------------------------------------------------------------------------------

MEDIA CABLE (--%)
Charter Communications Operating LLC
 Term Loan
 03-06-14                             2.26                    824                 772
-------------------------------------------------------------------------------------

WIRELINES (0.1%)
FairPoint Communications
 Tranche B Term Loan
 03-31-15                             0.00                675,372(b)          525,344
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $487,540)                                                             $736,143
-------------------------------------------------------------------------------------





MONEY MARKET FUND (5.8%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              58,752,180(s)        $58,752,180
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $58,752,180)                                                       $58,752,180
-------------------------------------------------------------------------------------


INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (16.2%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (2.2%)
JPMorgan Prime Money Market Fund                     22,334,320           $22,334,320
-------------------------------------------------------------------------------------




                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (3.2%)
Antalis US Funding
 01-05-10                            0.28%           $4,999,727            $4,999,727
Arabella Finance LLC
 01-19-10                            0.65             4,997,111             4,997,111
Belmont Funding LLC
 01-04-10                            0.48             4,998,867             4,998,867
Cancara Asset Securitisation LLC
 01-20-10                            0.28             3,997,169             3,997,169
Ebbets Funding LLC
 01-07-10                            0.56             1,998,911             1,998,911
Grampian Funding LLC
 01-04-10                            0.25             3,999,056             3,999,056
 01-14-10                            0.25             2,999,375             2,999,375
Rhein-Main Securitisation
 03-08-10                            0.36             4,995,450             4,995,450
                                                                      ---------------
Total                                                                      32,985,666
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (6.6%)
Banco Espirito Santo e Commerciale
 01-05-10                            0.40             5,000,000             5,000,000
Banco Popular Espanol
 01-19-10                            0.40             5,000,000             5,000,000
Barclays Bank
 02-16-10                            0.36             2,000,000             2,000,000
Bayrische Hypo-Und Vereinsbank
 02-01-10                            0.43             1,000,000             1,000,000
Caixa Geral de Deposit
 03-04-10                            0.30             5,000,000             5,000,000
Commerzbank
 01-04-10                            0.23             4,999,010             4,999,010
Credit Industrial et Commercial
 03-04-10                            0.38             5,000,000             5,000,000
Den Danske Bank
 01-04-10                            0.25             4,000,000             4,000,000
Dexia Credit Local
 01-29-10                            0.39             5,000,000             5,000,000
Hong Kong Shanghai Bank
 01-04-10                            0.29             1,000,000             1,000,000
KBC Bank
 01-19-10                            0.33             4,000,000             4,000,000
Nykredit Bank
 01-05-10                            0.45             4,000,000             4,000,000
Raiffeisen Zentralbank Oesterreich
 01-06-10                            0.28             4,000,000             4,000,000
Skandanaviska Enskilda Banken
 01-05-10                            0.40             5,000,000             5,000,000
State of Hessen
 01-04-10                            0.20             6,000,000             6,000,000
Sumitomo Mitsui Banking
 02-19-10                            0.31             5,000,000             5,000,000
                                                                      ---------------
Total                                                                      65,999,010
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.5%)
Ebbets Funding LLC
 01-04-10                            0.48             4,999,067             4,999,067
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (3.7%)(T)
Barclays Capital
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $4,000,094                          0.21             4,000,000             4,000,000
Cantor Fitzgerald
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $25,000,056                         0.02            25,000,000            25,000,000
Morgan Stanley
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $4,000,117                          0.26             4,000,000             4,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
146  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
REPURCHASE AGREEMENTS (CONT.)
RBS Securities
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $5,000,201                          0.36%           $5,000,000            $5,000,000
                                                                      ---------------
Total                                                                      38,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $164,318,063)                                                     $164,318,063
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,133,620,614)                                                 $1,271,413,879
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2009



                                                  NUMBER OF                                           UNREALIZED
                                                  CONTRACTS         NOTIONAL        EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                            LONG (SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                               99           $11,422,125      March 2010           $(524,540)
U.S. Treasury Note, 2-year                          (308)          (66,609,814)     April 2010             501,352
U.S. Treasury Note, 5-year                           (16)           (1,830,125)     April 2010              37,388
U.S. Treasury Note, 10-year                          176            20,319,751      March 2010            (611,388)
------------------------------------------------------------------------------------------------------------------
Total                                                                                                    $(597,188)
------------------------------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR -- American Depository Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 13.36% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $36,007,874 or 3.54% of net assets.

(e) This debt is guaranteed under the FDIC's Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Dec. 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $85,548,412. See Note 2 to the financial statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  147

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Balanced Fund

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)




(h) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2009.

(j)  Negligible market value.

(k) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AMBAC  --   Ambac Assurance Corporation
     FGIC   --   Financial Guaranty Insurance Company
     NPFGC  --   National Public Finance Guarantee Corporation


(l)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $962,314, representing 0.09% of net assets. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                COST
     ------------------------------------------------------------------------
     Krispy Kreme Doughnuts
       Warrants                                  07-01-09                 $--
     United Artists Theatre Circuit
       Pass-Through Ctfs
       9.30% 2015                         12-08-95 thru 08-12-96      915,727


(m) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(n) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2009.

(o)  This position is in bankruptcy.

(p) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(q) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(r) At Dec. 31, 2009, investments in securities included securities valued at $876,982 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(s) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(t) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

     BARCLAYS CAPITAL (0.21%)
     SECURITY DESCRIPTION                                                          VALUE(A)
     ---------------------------------------------------------------------------------------
     BCRR Trust                                                                     $667,573
     Bear Stearns Adjustable Rate Mortgage Trust                                     216,300
     Citigroup Commercial Mortgage Trust                                             317,455
     Granite Master Issuer PLC                                                       754,775
     Greenwich Capital Commercial Funding Corp                                       273,887
     JP Morgan Chase Commercial Mortgage Securities Corp                             992,940
     Morgan Stanley Capital I                                                        371,175
     Morgan Stanley Dean Witter Capital I                                            313,541
     WaMu Mortgage Pass Through Certificates                                         292,354
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                             $4,200,000
     ---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
148  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

     CANTOR FITZGERALD (0.02%)
     SECURITY DESCRIPTION                                                          VALUE(a)
     ---------------------------------------------------------------------------------------
     Fannie Mae Pool                                                             $16,923,055
     Fannie Mae Principal Strip                                                       43,815
     Fannie Mae REMICS                                                                99,129
     Federal Farm Credit Bank                                                         50,726
     Federal Home Loan Banks                                                         104,503
     Federal Home Loan Mtge Corp                                                      28,949
     Federal Natl Mtge Assn                                                          329,299
     Freddie Mac Gold Pool                                                           583,755
     Freddie Mac Non Gold Pool                                                     5,048,554
     Freddie Mac REMICS                                                              375,492
     Ginnie Mae I Pool                                                               783,839
     Ginnie Mae II Pool                                                              241,059
     United States Treasury Inflation Indexed Bonds                                   78,559
     United States Treasury Strip Coupon                                             809,266
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                            $25,500,000
     ---------------------------------------------------------------------------------------



     MORGAN STANLEY (0.26%)
     SECURITY DESCRIPTION                                                          VALUE(a)
     ---------------------------------------------------------------------------------------
     Citigroup Commercial Mortgage Trust                                          $2,157,833
     Citigroup/Deutsche Bank Commercial Mortgage Trust                               112,278
     Fannie Mae REMICS                                                               196,327
     Granite Master Issuer PLC                                                       183,759
     Nomura Asset Acceptance Corp                                                      1,690
     Paragon Mortgages PLC                                                            83,175
     Wachovia Bank Commercial Mortgage Trust                                       1,459,805
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                             $4,194,867
     ---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  149

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Balanced Fund

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)




     RBS SECURITIES (0.36%)
     SECURITY DESCRIPTION                                                          VALUE(a)
     ---------------------------------------------------------------------------------------
     280 Funding Corp                                                             $1,749,959
     Banc of America Commercial Mortgage Inc                                          22,423
     Banc of America Mortgage Securities Inc                                          22,649
     Bear Stearns Adjustable Rate Mortgage Trust                                     196,068
     Bella Vista Mortgage Trust                                                        3,570
     Citigroup Commercial Mortgage Trust                                             303,211
     Commercial Mortgage Pass Through Certificates                                     9,657
     Countrywide Home Loan Mortgage Pass Through Trust                                16,805
     Credit Suisse First Boston Mortgage Securities Corp                              30,709
     Credit Suisse Mortgage Capital Certificates                                     340,425
     First Horizon Alternative Mortgage Securities                                     2,977
     Greenwich Capital Commercial Funding Corp                                     1,057,707
     GS Mortgage Securities Corp II                                                  449,158
     Hampden CBO Ltd                                                                 176,938
     Harborview Mortgage Loan Trust                                                    4,076
     JP Morgan Chase Commercial Mortgage Securities Corp                              17,810
     JP Morgan Mortgage Trust                                                          4,418
     LB-UBS Commercial Mortgage Trust                                                  9,966
     Mellon Residential Funding Corp                                                   7,350
     MLCC Mortgage Investors Inc                                                         308
     Morgan Stanley Capital I                                                          4,867
     MortgageIT Trust                                                                  5,211
     Sequoia Mortgage Trust                                                            6,758
     Structured Adjustable Rate Mortgage Loan Trust                                   15,875
     Structured Asset Securities Corp                                                253,940
     Thornburg Mortgage Securities Trust                                               1,993
     Wachovia Bank Commercial Mortgage Trust                                         302,709
     WaMu Mortgage Pass Through Certificates                                         232,469
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                             $5,250,006
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
150  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  151

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Balanced Fund

FAIR VALUE MEASUREMENTS (CONTINUED)




The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                      FAIR VALUE AT DEC. 31, 2009
                                                     ------------------------------------------------------------
                                                          LEVEL 1         LEVEL 2
                                                       QUOTED PRICES       OTHER        LEVEL 3
                                                         IN ACTIVE      SIGNIFICANT   SIGNIFICANT
                                                        MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION                                          IDENTICAL ASSETS     INPUTS        INPUTS          TOTAL
-----------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Diversified Telecommunication Services             $ 22,356,723    $  1,980,084   $       --   $   24,336,807
    Metals & Mining                                      19,586,698       1,031,305           --       20,618,003
    All Other Industries(b)                             620,750,573              --           --      620,750,573
  Preferred Stocks & Other(b)                             4,695,418              --           --        4,695,418
-----------------------------------------------------------------------------------------------------------------
Total Equity Securities                                 667,389,412       3,011,389           --      670,400,801
-----------------------------------------------------------------------------------------------------------------
Bonds
  Foreign Government Obligations & Agencies                      --       7,997,267           --        7,997,267
  U.S. Government Obligations & Agencies                 32,682,598      40,647,704           --       73,330,302
  Asset-Backed Securities                                        --      24,567,146      370,246       24,937,392
  Commercial Mortgage-Backed Securities                          --      25,339,016           --       25,339,016
  Residential Mortgage-Backed Securities                         --     133,657,931           --      133,657,931
  Corporate Debt Securities                                      --     109,817,326      962,236      110,779,562
-----------------------------------------------------------------------------------------------------------------
Total Bonds                                              32,682,598     342,026,390    1,332,482      376,041,470
-----------------------------------------------------------------------------------------------------------------
Other
  FDIC-Insured Debt Securities                                   --       1,165,222           --        1,165,222
  Senior Loans                                                   --         736,143           --          736,143
  Affiliated Money Market Fund(c)                        58,752,180              --           --       58,752,180
  Investments of Cash Collateral Received for
    Securities on Loan(d)                                22,334,320     141,983,743           --      164,318,063
-----------------------------------------------------------------------------------------------------------------
Total Other                                              81,086,500     143,885,108           --      224,971,608
-----------------------------------------------------------------------------------------------------------------
Investments in Securities                               781,158,510     488,922,887    1,332,482    1,271,413,879
Other Financial Instruments(e)                             (597,188)             --           --         (597,188)
-----------------------------------------------------------------------------------------------------------------
Total                                                  $780,561,322    $488,922,887   $1,332,482   $1,270,816,691
-----------------------------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) All industry classifications are identified in the Portfolio of Investments.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(d) Level 1 investments are comprised of the Unaffiliated Money Market Fund; Level 2 investments are comprised of all other short-term investments.
(e) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                          RESIDENTIAL
                                                                ASSET-     MORTGAGE-    CORPORATE
                                                      COMMON    BACKED       BACKED       DEBT
                                                      STOCKS  SECURITIES   SECURITIES  SECURITIES     TOTAL
--------------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                               $1   $357,490    $8,849,638   $979,402   $10,186,531
  Accrued discounts/premiums                              --   (145,662)      (65,585)     2,250      (208,997)
  Realized gain (loss)                                31,398    (87,044)   (2,604,609)        --    (2,660,255)
  Change in unrealized appreciation (depreciation)*       (1)   196,312     4,585,250     89,469     4,871,030
  Net purchases (sales)                              (31,398)  (222,433)   (6,197,464)  (108,885)   (6,560,180)
  Transfers in and/or out of Level 3                      --    271,583    (4,567,230)        --    (4,295,647)
--------------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2009                              $--   $370,246           $--   $962,236    $1,332,482
--------------------------------------------------------------------------------------------------------------



* Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2009 was $6,099,144.





--------------------------------------------------------------------------------
152  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  153

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Cash Management Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


U.S. GOVERNMENT AGENCIES (15.0%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

Federal Home Loan Bank Disc Nts
 01-15-10                            0.03%            $5,000,000           $4,999,942
 02-01-10                            0.49             34,000,000           33,985,360
 02-24-10                            0.06             10,100,000           10,099,091
 04-30-10                            0.71             20,000,000           19,999,022
 11-03-10                            0.55             10,000,000           10,000,000
 12-23-10                            0.44             12,000,000           12,000,000
Federal Home Loan Mtge Corp Disc Nts
 02-09-10                            0.14             18,000,000(b)        18,000,000
 03-15-10                            0.10              9,000,000            8,998,175
 10-10-10                            0.08             10,000,000(b)        10,000,000
Federal Natl Mtge Assn Disc Nts
 02-01-10                            0.06              6,700,000            6,699,654
 03-17-10                            0.10              9,300,000            9,298,063
-------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
(Cost: $144,079,307)                                                     $144,079,307
-------------------------------------------------------------------------------------



U.S. GOVERNMENT-INSURED DEBT (19.6%)(c)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

Straight-A Funding LLC
 U.S. Treasury Govt Guaranty(e)
 01-04-10                            0.13%           $15,000,000          $14,999,788
 01-04-10                            0.14              5,031,000            5,030,920
 01-05-10                            0.14             18,300,000           18,299,654
 01-06-10                            0.14              5,000,000            4,999,889
 01-07-10                            0.15             15,000,000           14,999,575
 01-08-10                            0.15             11,000,000           10,999,636
 01-11-10                            0.14              8,000,000            7,999,667
 01-13-10                            0.20             13,000,000           12,999,090
 01-19-10                            0.15             10,000,000            9,999,200
 01-22-10                            0.15             12,000,000           11,998,950
 01-25-10                            0.15             10,600,000           10,598,940
 01-26-10                            0.14              9,000,000            8,999,125
 01-26-10                            0.15             10,000,000            9,998,958
 02-01-10                            0.19              5,000,000            4,999,182
 02-02-10                            0.19             15,000,000           14,997,467
 02-03-10                            0.20             15,000,000           14,997,250
 02-12-10                            0.16              3,000,000            2,999,440
 02-16-10                            0.17              5,000,000            4,998,914
 02-18-10                            0.18              3,136,000            3,135,247
-------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT-INSURED DEBT
(Cost: $188,050,892)                                                     $188,050,892
-------------------------------------------------------------------------------------



BANKER ACCEPTANCE (1.1%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
Bank of America
 03-15-10                            0.25%           $11,000,000          $11,001,112
-------------------------------------------------------------------------------------
TOTAL BANKER ACCEPTANCE
(Cost: $11,001,112)                                                       $11,001,112
-------------------------------------------------------------------------------------



CERTIFICATES OF DEPOSIT (11.7%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

Bank of Montreal Chicago Branch
 01-11-10                            0.18%            $7,000,000           $7,000,000
 01-12-10                            0.15             12,000,000           12,000,000
Canadian Imperial Bank of Commerce NY
 01-14-10                            0.17              5,000,000            5,000,000
Citibank
 01-04-10                            0.18              9,000,000            9,000,000
 01-27-10                            0.18             15,000,000           15,000,000
Lloyds TSB Bank
 01-22-10                            0.25             10,000,000           10,000,000
Rabobank Nederland NY
 03-09-10                            0.19             12,000,000           12,000,000
 03-18-10                            0.19             15,000,000           15,000,000
Toronto Dominion Bank NY
 01-19-10                            0.15              7,000,000            7,000,000
 01-20-10                            0.15             10,000,000           10,000,000
 01-28-10                            0.15              5,000,000            5,000,000
 03-03-10                            0.18              5,000,000            5,000,000
-------------------------------------------------------------------------------------
TOTAL CERTIFICATES OF DEPOSIT
(Cost: $112,000,000)                                                     $112,000,000
-------------------------------------------------------------------------------------



COMMERCIAL PAPER (49.5%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED (28.0%)
Amsterdam Funding
 02-17-10                            0.20%           $12,000,000(c)       $11,996,867
 03-02-10                            0.22              8,000,000(c)         7,997,067
 03-16-10                            0.21             13,500,000           13,494,173
Bryant Park Funding LLC
 01-12-10                            0.16              7,300,000(c)         7,299,621
 01-15-10                            0.15             10,000,000            9,999,378
 01-20-10                            0.16              9,200,000            9,199,175
Ciesco LLC
 02-10-10                            0.21              2,400,000(c)         2,399,440
 03-09-10                            0.24              6,000,000(c)         5,997,320
Enterprise Funding LLC
 02-24-10                            0.18             13,500,000(c)        13,496,355
FCAR Owner Trust Series I
 01-21-10                            0.31              5,000,000            4,999,111
 01-29-10                            0.39              5,000,000            4,998,444
 02-01-10                            0.42             19,000,000           18,993,007
Grampian Funding LLC
 01-06-10                            0.23             10,000,000            9,999,625
 01-07-10                            0.23             10,000,000            9,999,567
Kitty Hawk Funding
 01-25-10                            0.23             10,000,000(c)         9,998,400
 01-27-10                            0.18              6,571,000(c)         6,570,146
 02-10-10                            0.24             15,000,000(c)        14,995,999
Park Avenue Receivables
 01-14-10                            0.09             10,000,000(c)         9,999,639
Ranger Funding LLC
 01-12-10                            0.23             10,000,000(c)         9,999,236
 01-22-10                            0.23              5,800,000(c)         5,799,188
 02-02-10                            0.23              5,000,000(c)         4,998,978
 02-08-10                            0.25             10,000,000(c)         9,997,361
 03-30-10                            0.20              5,000,000(c)         4,997,556
Salisbury Receivables LLC
 01-11-10                            0.17              9,000,000(c)         8,999,550
 01-21-10                            0.18             13,700,000(c)        13,698,553
 01-26-10                            0.18              7,000,000(c)         6,999,125
Sheffield Receivables LLC
 01-13-10                            0.15             10,100,000(c)        10,099,461
Thunder Bay Funding LLC
 01-06-10                            0.20              5,456,000(c)         5,455,818
 01-15-10                            0.15             10,000,000(c)         9,999,378
Windmill Funding
 01-05-10                            0.23              4,700,000(c)         4,699,854
                                                                      ---------------
Total                                                                     268,177,392
-------------------------------------------------------------------------------------

BANKING (12.0%)
Barclays US Funding LLC
 01-14-10                            0.20             10,000,000            9,999,242
 01-19-10                            0.12             10,000,000            9,999,350
Canadian Imperial Holdings
 03-29-10                            0.17              9,000,000            8,996,303
Citigroup Funding
 01-11-10                            0.16              6,000,000            5,999,717
 01-14-10                            0.16              6,000,000            5,999,632
HSBC USA
 01-19-10                            0.18              4,000,000            3,999,620
 01-20-10                            0.17             12,000,000           11,998,860
 02-03-10                            0.16             10,000,000            9,998,533
 02-23-10                            0.17             13,000,000           12,996,746
Lloyds TSB Bank
 04-01-10                            0.52              8,000,000            7,989,600


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
154  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMERCIAL PAPER (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
BANKING (CONT.)
Scotiabanc
 01-28-10                            0.13%            $6,300,000(c)        $6,299,386
 02-05-10                            0.13             21,000,000(c)        20,997,345
                                                                      ---------------
Total                                                                     115,274,334
-------------------------------------------------------------------------------------

LIFE INSURANCE (4.5%)
MetLife Short Term Funding LLC
 01-13-10                            0.19              5,000,000(c)         4,999,667
 02-04-10                            0.22             16,000,000(c)        15,996,647
 02-11-10                            0.21              2,000,000(c)         1,999,522
 02-12-10                            0.23             15,000,000(c)        14,995,975
New York Life Capital
 01-15-10                            0.14              5,000,000(c)         4,999,708
                                                                      ---------------
Total                                                                      42,991,519
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (2.5%)
General Electric Capital
 01-29-10                            0.08              8,400,000            8,399,478
General Electric Capital Services
 03-22-10                            0.20              8,000,000            7,996,444
 03-23-10                            0.19              8,000,000            7,996,580
                                                                      ---------------
Total                                                                      24,392,502
-------------------------------------------------------------------------------------

PHARMACEUTICALS (2.5%)
Johnson & Johnson
 01-04-10                            0.06             12,000,000(c)        11,999,920
Roche Holding
 01-08-10                            0.09             12,000,000(c)        11,999,767
                                                                      ---------------
Total                                                                      23,999,687
-------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER
(Cost: $474,835,434)                                                     $474,835,434
-------------------------------------------------------------------------------------



FLOATING RATE NOTES (0.5%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
Bank of America
 02-12-10                            0.39%            $4,915,000(b)        $4,914,720
-------------------------------------------------------------------------------------
TOTAL FLOATING RATE NOTES
(Cost: $4,914,720)                                                         $4,914,720
-------------------------------------------------------------------------------------



BONDS (2.7%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED SECURITIES (1.2%)
AmeriCredit Automobile Receivables Trust
 Series 2009-1 Cl A1
 07-15-10                            0.84%            $5,391,929(d)        $5,391,929
Chrysler Financial Auto Securitization Trust
 Series 2009-A Cl A1
 07-15-10                            1.01              5,935,734(d)         5,935,734
                                                                      ---------------
Total                                                                      11,327,663
-------------------------------------------------------------------------------------

WIRELESS (1.5%)
AT&T
 Sr Unsecured
 02-05-10                            0.38             15,000,000(b)        15,000,447
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $26,328,110)                                                       $26,328,110
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $961,209,575)(f)                                                  $961,209,575
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2009. The maturity date disclosed represents the final maturity. For purposes of Rule 2a-7, maturity is the later of the next put or interest rate reset date.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $468,833,741 or 48.89% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $11,327,663 or 1.18% of net assets.

(e) Funding for this debt is provided by the Federal Financing Bank, which is funded by the U.S. Department of the Treasury.

(f) Also represents the cost of securities for federal income tax purposes at Dec. 31, 2009.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  155

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Cash Management Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
156  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                     FAIR VALUE AT DEC. 31, 2009
                                                     ----------------------------------------------------------
                                                          LEVEL 1         LEVEL 2
                                                       QUOTED PRICES       OTHER        LEVEL 3
                                                         IN ACTIVE      SIGNIFICANT   SIGNIFICANT
                                                        MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION                                          IDENTICAL ASSETS     INPUTS        INPUTS         TOTAL
---------------------------------------------------------------------------------------------------------------
Short-Term Securities
  U.S. Government Agencies                                  $--        $144,079,307       $--      $144,079,307
  U.S. Government-Insured Debt                                          188,050,892                 188,050,892
  Banker Acceptance                                          --          11,001,112        --        11,001,112
  Certificates of Deposit                                    --         112,000,000        --       112,000,000
  Commercial Paper                                           --         474,835,434        --       474,835,434
  Floating Rate Notes                                        --           4,914,720        --         4,914,720
---------------------------------------------------------------------------------------------------------------
Total Short-Term Securities                                  --         934,881,465        --       934,881,465
---------------------------------------------------------------------------------------------------------------
Bonds
  Asset-Backed Securities                                    --          11,327,663        --        11,327,663
  Corporate Debt Securities                                  --          15,000,447        --        15,000,447
---------------------------------------------------------------------------------------------------------------
Total Bonds                                                  --          26,328,110        --        26,328,110
---------------------------------------------------------------------------------------------------------------
Total                                                       $--        $961,209,575       $--      $961,209,575
---------------------------------------------------------------------------------------------------------------





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  157

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Diversified Bond Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (111.7%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FOREIGN AGENCIES (0.1%)(C)
Pemex Project Funding Master Trust
 03-01-18                             5.75%            $2,425,000          $2,451,981
 06-15-35                             6.63              3,368,000(e)        3,206,845
Petroleos de Venezuela
 04-12-17                             5.25              6,094,000           3,351,699
                                                                      ---------------
Total                                                                       9,010,525
-------------------------------------------------------------------------------------

SOVEREIGN (0.6%)(c)
Republic of Argentina
 Sr Unsecured
 09-12-13                             7.00              2,881,000           2,618,829
 12-15-35                             0.00              4,660,000(l)          299,638
Republic of El Salvador
 06-15-35                             7.65              1,800,000(d)        1,773,000
Republic of Indonesia
 Sr Unsecured
 01-17-18                             6.88              2,109,000(d,e)      2,319,900
 10-12-35                             8.50              1,338,000(d)        1,602,255
 01-17-38                             7.75              1,150,000(d)        1,293,750
Republic of Philippines
 01-15-16                             8.00                575,000             667,000
 01-14-31                             7.75              2,732,000(e)        3,080,330
Republic of Turkey
 09-26-16                             7.00                590,000             651,950
 04-03-18                             6.75              1,857,000           2,007,881
 03-17-36                             6.88              4,585,000           4,665,238
Republic of Turkey
 Sr Unsecured
 11-07-19                             7.50                900,000           1,015,875
Republic of Uruguay
 05-17-17                             9.25                876,000(e)        1,079,670
Republic of Venezuela
 02-26-16                             5.75              2,181,000           1,417,650
Republic of Venezuela
 Sr Unsecured
 10-08-14                             8.50                944,000(e)          743,400
 05-07-23                             9.00              2,200,000(e)        1,479,500
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                             7.63              2,184,000(e)        2,364,180
Russian Federation
 03-31-30                             7.50              2,247,540(d,e)      2,534,101
                                                                      ---------------
Total                                                                      31,614,147
-------------------------------------------------------------------------------------

TREASURY (0.8%)(c)
Govt of Indonesia
 (Indonesian Rupiah) Series FR43
 07-15-22                            10.25         16,545,000,000           1,739,510
Mexican Fixed Rate Bonds
 (Mexican Peso) Series M-10
 12-17-15                             8.00            542,400,000          42,259,757
                                                                      ---------------
Total                                                                      43,999,267
-------------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS & AGENCIES (26.6%)
Federal Home Loan Banks
 12-28-11                             1.00              6,000,000(e)        5,976,149
 12-30-11                             1.25             49,800,000(e)       49,433,572
 08-10-12                             2.10             69,705,000(e)       69,808,233
 09-28-12                             0.66             31,660,000(m)       31,762,895
Federal Home Loan Mtge Corp
 02-24-12                             2.05             86,000,000(e)       86,173,978
 08-17-12                             2.25             70,065,000(e)       70,193,219
 10-26-12                             2.05             46,945,000          46,666,241
 12-28-12                             0.50             94,060,000(m)       93,999,519
 07-17-15                             4.38             61,515,000(e)       65,524,794
 04-18-16                             5.25             39,540,000(e)       43,495,423
Federal Natl Mtge Assn
 08-17-12                             2.24             35,590,000(e)       35,658,415
 10-29-12                             1.88              5,500,000           5,467,763
 05-15-14                             2.50             20,370,000(e)       20,330,034
 11-20-14                             2.63             10,225,000(e)       10,122,783
 04-15-15                             5.00             22,500,000(e)       24,725,498
 10-15-15                             4.38             27,350,000          29,096,079
U.S. Treasury
 11-30-10                             1.25              2,735,000           2,754,230
 09-30-11                             4.50             85,000,000(e)       90,119,890
 11-15-12                             1.38             17,730,000(e)       17,602,557
 11-30-14                             2.13             63,800,000(e)       62,289,854
 12-31-14                             2.63             38,930,000          38,820,509
 08-15-15                             4.25             51,380,000(e)       54,992,631
 11-15-19                             3.38            232,950,000(e)      224,250,766
 08-15-39                             4.50             76,350,000(e)       74,620,214
 11-15-39                             4.38              9,060,000(e)        8,672,123
U.S. Treasury Inflation-Indexed Bond
 04-15-10                             0.88             16,980,263(e,s)     17,037,897
 04-15-14                             1.25             24,417,523(e,s)     25,236,642
 01-15-15                             1.63             47,590,508(e,s)     49,495,440
 01-15-16                             2.00             24,097,223(e,s)     25,447,987
 07-15-16                             2.50             48,762,528(e,s)     53,103,101
 07-15-17                             2.63             25,978,772(e,s)     28,571,391
 01-15-29                             2.50             25,171,250(e,s)     26,998,933
                                                                      ---------------
Total                                                                   1,488,448,760
-------------------------------------------------------------------------------------

ASSET-BACKED (8.5%)
American Express Credit Account Master Trust
 Series 2005-4 Cl A
 01-15-15                             0.30              8,825,000(m)        8,710,067
American Express Credit Account Master Trust
 Series 2006-3 Cl A
 03-17-14                             0.25              8,000,000(m)        7,928,800
AmeriCredit Automobile Receivables Trust
 Series 2007-CM Cl A3B (NPFGC)
 05-07-12                             0.26              6,141,443(m,o)      6,119,906
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (AGM)
 07-06-12                             5.49              3,325,883(o)        3,361,161
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2009-R14A Cl 1A1
 09-26-37                             1.33             35,133,236(d,m)     33,815,740
Bank of America Credit Card Trust
 Series 2008-A1 Cl A1
 04-15-13                             0.81             14,401,000(m)       14,368,285
Bank of America Credit Card Trust
 Series 2008-A5 Cl A5
 12-16-13                             1.43             12,625,000(m)       12,683,157
Bear Stearns Asset Backed Securities Trust
 Series 2006-HE9 Cl 1A1
 11-25-36                             0.28              7,528,394(m)        6,826,488
Capital Auto Receivables Asset Trust
 Series 2007-SN2 Cl A4
 05-16-11                             1.26              6,775,000(d,m)      6,788,521
CarMax Auto Owner Trust
 Series 2009-1 Cl A4
 12-16-13                             5.81              7,450,000           7,936,231
CitiFinancial Auto Issuance Trust
 Series 2009-1 Cl A2
 11-15-12                             1.83             49,850,000(d)       49,849,417
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2009-6 Cl 13A1
 01-25-37                             0.31             15,679,294(d,m)     14,227,235
Countrywide Asset-Backed Ctfs
 Series 2005-1 Cl MV1
 07-25-35                             0.63              9,799,990(m)        9,567,055
Countrywide Asset-Backed Ctfs
 Series 2005-10 Cl AF6
 02-25-36                             4.92              1,101,823             734,405
Countrywide Asset-Backed Ctfs
 Series 2006-4 Cl 1A1M
 07-25-36                             0.49                971,375(m)          550,587
CPS Auto Trust
 Series 2007-A Cl A3 (NPFGC)
 09-15-11                             5.04              1,906,190(d,o)      1,918,121
CPS Auto Trust
 Series 2007-C Cl A3 (AGM)
 05-15-12                             5.43              5,107,934(d,o)      5,181,121
DT Auto Owner Trust
 Series 2009-1 Cl A1
 10-15-15                             2.98             31,311,000(d)       31,323,869
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                             5.78              7,000,000(d,o)      6,749,050
First Franklin Mtge Loan Asset-backed Ctfs
 Series 2006-FF11 Cl 2A2
 08-25-36                             0.33              9,058,894(m)        8,354,078


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
158  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ASSET-BACKED (CONT.)
Hertz Vehicle Financing LLC
 Series 2005-2A Cl A6 (AMBAC)
 11-25-11                             5.08%           $11,655,000(d,o)    $11,857,891
Hertz Vehicle Financing LLC
 Series 2009-2A Cl A1
 03-25-14                             4.26             13,350,000(d)       13,338,651
Hertz Vehicle Financing LLC
 Series 2009-2A Cl A2
 03-25-16                             5.29              6,500,000(d)        6,449,728
JPMorgan Reremic
 Collateralized Mtge Obligation
 Series 2009-5 Cl 4AI
 04-26-37                             0.35              8,276,406(d,m)      7,699,618
MBNA Credit Card Master Note Trust
 Series 2003-A4 Cl A4
 09-17-12                             0.45             33,352,000(m)       33,319,128
Merrill Lynch First Franklin Mtge Loan Trust
 Series 2007-2 Cl A2A
 05-25-37                             0.34             14,223,915(m)       13,651,409
Merrill Lynch First Franklin Mtge Loan Trust
 Series 2007-3 Cl A2A
 06-25-37                             0.28             12,112,816(m)       11,493,729
Morgan Stanley Home Equity Loan Trust
 Series 2006-2 Cl A3
 02-25-36                             0.40              7,861,373(m)        7,046,225
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-2 Cl AIO
 08-25-11                            31.11              7,000,000(k)          507,500
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                             5.88             12,400,000(k)        1,488,997
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-4 Cl AIO
 02-27-12                             7.42             11,633,000(k)        1,394,362
RAAC Series
 Series 2007-SP1 Cl A1
 03-25-37                             0.38             10,152,157(m)        9,079,680
RBSSP Resecuritization Trust
 Collateralized Mtge Obligation
 Series 2009-9 Cl 10A1
 10-26-36                             0.33              7,172,738(d,m)      6,995,159
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                             5.57              1,727,497           1,665,113
Renaissance Home Equity Loan Trust
 Series 2006-1 Cl AF3
 05-25-36                             5.61                361,966             316,831
Renaissance Home Equity Loan Trust
 Series 2006-2 Cl AF3
 08-25-36                             5.80                150,000             107,275
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl AF3
 06-25-37                             5.74                175,000              79,037
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M4
 06-25-37                             6.31              1,645,000(p)           84,131
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M5
 06-25-37                             6.66              1,065,000(p)           43,037
Renaissance Home Equity Loan Trust
 Series 2007-2 Cl M6
 06-25-37                             7.01              1,565,000(p)           47,990
Santander Drive Auto Receivables Trust
 Series 2007-1 Cl A4 (FGIC)
 09-15-14                             0.28             11,977,711(m,o)     11,725,880
Santander Drive Auto Receivables Trust
 Series 2007-3 Cl A3 (FGIC)
 08-15-12                             5.42              2,483,279(o)        2,486,499
Structured Asset Securities
 Series 2006-GEL2 Cl A1
 04-25-36                             0.34              8,371,403(d,m)      8,108,916
Target Credit Card Master Trust
 Series 2005-1 Cl A
 10-27-14                             0.29             76,565,000(m)       75,565,872
Triad Auto Receivables Owner Trust
 Series 2007-B Cl A3A (AGM)
 10-12-12                             5.24              3,120,000(o)        3,166,139
Volkswagen Auto Lease Trust
 Series 2009-A Cl A3
 04-16-12                             3.41              8,325,000           8,535,394
                                                                      ---------------
Total                                                                     473,247,485
-------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE-BACKED (5.8%)(f)
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                             4.00                127,959             129,097
Bear Stearns Commercial Mtge Securities
 Series 2004-PWR5 Cl A3
 07-11-42                             4.57              5,530,000           5,533,783
Bear Stearns Commercial Mtge Securities
 Series 2007-PW18 Cl A1
 08-11-12                             5.04              4,016,086           4,117,127
Bear Stearns Commercial Mtge Securities
 Series 2007-T26 Cl A2
 01-12-45                             5.33             10,000,000          10,123,400
Bear Stearns Commercial Mtge Securities
 Series 2007-T28 Cl A1
 09-11-42                             5.42                262,574             268,942
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A1
 05-15-19                             5.25                 20,766              20,838
CDC Commercial Mtge Trust
 Series 2002-FX1 Cl A2
 11-15-30                             5.68             17,975,000          18,618,575
Citigroup Commercial Mtge Trust
 Series 2006-C5 Cl A4
 10-15-49                             5.43              3,991,000           3,706,174
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                             5.23              1,975,000           2,021,046
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                             0.54              1,625,000(d,m)      1,237,234
Credit Suisse First Boston Mtge Securities
 Series 2001-CP4 Cl A4
 12-15-35                             6.18             11,794,853          12,256,516
Credit Suisse First Boston Mtge Securities
 Series 2004-C1 Cl A4
 01-15-37                             4.75             11,030,000          10,891,147
Credit Suisse First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                             3.82              1,138,154           1,123,652
Credit Suisse First Boston Mtge Securities
 Series 2005-C5 Cl A4
 08-15-38                             5.10             18,610,000          18,193,756
Federal Natl Mtge Assn #387486
 07-01-15                             4.70              9,032,759           9,311,685
Federal Natl Mtge Assn #735029
 09-01-13                             5.32                104,090             110,827
Federal Natl Mtge Assn #735390
 03-01-16                             4.87              2,170,739           2,269,948
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2002-M2 Cl C
 08-25-12                             4.72                 71,920              75,211
GE Capital Commercial Mtge
 Series 2001-3 Cl A2
 06-10-38                             6.07              9,784,000          10,247,652
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
 06-10-48                             4.77              2,700,000           2,589,042
GE Capital Commercial Mtge
 Series 2005-C3 Cl A5
 07-10-45                             4.98             10,000,000           9,954,078
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                             5.25              3,824,106(d)        3,873,066
Greenwich Capital Commercial Funding
 Series 2003-C1 Cl A3
 07-05-35                             3.86              8,080,000           8,167,668
Greenwich Capital Commercial Funding
 Series 2003-C2 Cl A3
 01-05-36                             4.53              3,680,000           3,732,348
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                             4.88              1,725,000           1,746,446
GS Mtge Securities II
 Series 2004-GG2 Cl A3
 08-10-38                             4.60              5,367,310           5,363,234


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  159

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
COMMERCIAL MORTGAGE-BACKED (CONT.)
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             1.08%            $8,650,000(d,m)     $7,103,453
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                             5.81              5,700,000             679,771
JPMorgan Chase Commercial Mtge Securities
 Series 2003-CB6 Cl A1
 07-12-37                             4.39              1,877,048           1,901,093
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                             4.13              1,581,840           1,585,567
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                             3.97                716,381             725,955
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                             4.77             10,950,000          11,011,680
JPMorgan Chase Commercial Mtge Securities
 Series 2004-C2 Cl A2
 05-15-41                             5.11              1,311,937           1,346,929
JPMorgan Chase Commercial Mtge Securities
 Series 2004-CBX Cl A3
 01-12-37                             4.18              1,862,651           1,860,740
JPMorgan Chase Commercial Mtge Securities
 Series 2004-LN2 Cl A1
 07-15-41                             4.48              7,511,460           7,581,321
JPMorgan Chase Commercial Mtge Securities
 Series 2005-LDP5 Cl A4
 12-15-44                             5.18              5,075,000           4,991,761
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                             5.49             10,020,000          10,013,694
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                             5.79             17,550,000          15,309,442
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                             6.20              5,925,000(d)        1,138,405
JPMorgan Chase Commercial Mtge Securities
 Series 2009-IWST Cl A1
 12-05-27                             4.31              7,275,000(d)        7,166,102
JPMorgan Chase Commercial Mtge Securities
 Series 2009-IWST Cl A2
 12-05-27                             5.63             11,600,000(d)       11,462,139
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                             3.97              2,500,000           2,435,155
LB-UBS Commercial Mtge Trust
 Series 2004-C6 Cl A6
 08-15-29                             5.02              4,000,000           3,716,858
LB-UBS Commercial Mtge Trust
 Series 2005-C5 Cl AAB
 09-15-30                             4.93              5,600,000           5,655,912
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                             5.86              7,200,000           7,283,054
LB-UBS Commercial Mtge Trust
 Series 2007-C6 Cl A4
 07-15-40                             5.86              5,640,000           4,889,683
Merrill Lynch Mtge Trust
 Series 2008-C1 Cl A1
 02-12-51                             4.71              2,732,623           2,746,478
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                             4.59             11,745,000          11,612,622
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                             5.80              5,575,000           5,756,611
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A2
 08-15-39                             5.79              2,100,000(m)        2,179,090
TIAA Seasoned Commercial Mtge Trust
 Series 2007-C4 Cl A3
 08-15-39                             6.07              3,605,000           3,745,470
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                             5.08             16,750,000(d)       17,030,333
Wachovia Bank Commercial Mtge Trust
 Series 2005-C16 Cl A2
 10-15-41                             4.38              2,178,327           2,198,199
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                             5.09              3,150,000           3,215,362
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
 03-15-45                             5.56              9,850,000           9,627,646
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                             5.58              4,000,000           3,913,474
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                             5.73              6,375,000           6,247,612
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                             5.31              2,800,000           2,627,378
                                                                      ---------------
Total                                                                     324,441,481
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (37.6%)(f)
Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-9 Cl 1A4
 11-25-35                             4.95              5,200,000(m)        5,157,256
Banc of America Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-3 Cl 1A1
 04-25-34                             6.00              3,885,041           3,531,745
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2007-8 Cl 1A1
 10-25-37                             6.00             16,004,436           8,829,398
Banc of America Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-E Cl 2A6
 06-25-34                             4.16                350,000(m)          295,376
Bear Stearns Adjustable Rate Mtge Trust
 Collateralized Mtge Obligation
 Series 2005-8 Cl A4
 08-25-35                             5.10              6,150,000(d,m)      5,189,110
ChaseFlex Trust
 Collateralized Mtge Obligation
 Series 2005-2 Cl 2A2
 06-25-35                             6.50                244,792             200,959
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2009-3 Cl 3A2
 01-19-34                             4.67             20,372,000(d,m)     18,744,548
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                            25.86              5,215,845(k)          626,724
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2003-11T1 Cl A1
 07-25-18                             4.75              1,182,213           1,176,301
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A2
 05-25-35                             0.48              4,278,375(m)        2,358,230
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-45T1 Cl 2A5
 02-25-37                             6.00              8,721,538           5,748,039
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-HY12 Cl A2
 08-25-36                             6.11                 47,535              43,153
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-OA11 Cl A3B1
 09-25-46                             0.41                116,821(m)           92,514
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH1 Cl A1A
 04-25-47                             0.32              3,101,298(m)        2,691,326
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                             0.73             18,186,943(m)        2,123,013


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
160  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                             7.00%            $2,839,079(d)       $2,442,195
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB1 Cl 1A1
 03-20-36                             5.30              3,514,215(m)        1,845,722
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2006-HYB5 Cl 2A2
 09-20-36                             5.77              6,429,566(m)        1,040,693
Credit Suisse Mtge Capital Certificates
 Collateralized Mtge Obligation
 Series 2009-ASG Cl A
 11-28-39                             1.48             12,294,401(d,m)     12,294,401
CS First Boston Mtge Securities
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 12-25-34                             6.00             10,876,431           9,551,291
Deutsche Bank Alternate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR6 Cl A3
 02-25-37                             0.32              1,122,042(m)        1,067,541
FADR LLC
 Series 2009-2 Cl A
 01-28-40                             2.48             10,917,600(d,m)     10,617,366
Federal Home Loan Mtge Corp
 01-01-40                             4.50             24,500,000(g)       24,438,750
 01-01-40                             5.00             84,500,000(g)       86,638,864
 01-01-40                             5.50              1,500,000(g)        1,571,250
 01-01-40                             6.00             28,300,000(g)       30,006,830
Federal Home Loan Mtge Corp #1G3723
 08-01-37                             5.99              3,244,951(m)        3,468,045
Federal Home Loan Mtge Corp #A27373
 10-01-34                             6.50                385,874             415,297
Federal Home Loan Mtge Corp #A76134
 04-01-38                             7.00             10,170,456          11,092,144
Federal Home Loan Mtge Corp #B11452
 12-01-18                             6.00                855,961             916,660
Federal Home Loan Mtge Corp #B11835
 01-01-19                             5.50                 70,661              75,329
Federal Home Loan Mtge Corp #B12280
 02-01-19                             5.50                 93,822             100,020
Federal Home Loan Mtge Corp #C00356
 08-01-24                             8.00                 64,412              73,877
Federal Home Loan Mtge Corp #C14412
 09-01-28                             6.00              1,021,333           1,095,380
Federal Home Loan Mtge Corp #C46101
 08-01-29                             6.50                191,380             207,169
Federal Home Loan Mtge Corp #C53878
 12-01-30                             5.50                705,192             743,004
Federal Home Loan Mtge Corp #C59161
 10-01-31                             6.00              1,720,147           1,843,245
Federal Home Loan Mtge Corp #C79930
 06-01-33                             5.50              1,631,969           1,717,307
Federal Home Loan Mtge Corp #C80198
 08-01-24                             8.00                 35,301              40,488
Federal Home Loan Mtge Corp #C80253
 01-01-25                             9.00                 35,867              41,385
Federal Home Loan Mtge Corp #C90767
 12-01-23                             6.00              2,562,924           2,757,720
Federal Home Loan Mtge Corp #D95319
 03-01-22                             6.00                265,143             285,590
Federal Home Loan Mtge Corp #D96300
 10-01-23                             5.50                252,651             267,542
Federal Home Loan Mtge Corp #E01127
 02-01-17                             6.50              1,309,039           1,413,117
Federal Home Loan Mtge Corp #E01419
 05-01-18                             5.50                798,708             850,762
Federal Home Loan Mtge Corp #E98725
 08-01-18                             5.00              2,692,384           2,838,318
Federal Home Loan Mtge Corp #E99684
 10-01-18                             5.00              2,369,929           2,507,458
Federal Home Loan Mtge Corp #G01108
 04-01-30                             7.00              1,224,090           1,352,409
Federal Home Loan Mtge Corp #G01410
 04-01-32                             7.00                 53,352              58,708
Federal Home Loan Mtge Corp #G01427
 12-01-31                             6.50                452,073             488,946
Federal Home Loan Mtge Corp #G01535
 04-01-33                             6.00                372,291             404,283
Federal Home Loan Mtge Corp #G03419
 07-01-37                             6.00             33,935,443          36,045,803
Federal Home Loan Mtge Corp #G30225
 02-01-23                             6.00              3,197,983           3,444,602
Federal Home Loan Mtge Corp #H01724
 09-01-37                             6.00              8,779,470           9,280,517
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17                            46.56                 72,382(k)            2,496
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2817 Cl SA
 06-15-32                            24.79              4,969,551(k)          397,049
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 3155 Cl PS
 05-15-36                            30.63             23,591,478(k)        2,963,425
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 3517 Cl JI
 12-15-12                            36.72             17,764,882(k)          253,434
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 3550 Cl GS
 07-15-39                            22.65             82,623,802(k)        9,189,585
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2576 Cl KJ
 02-15-33                             5.50              1,715,162           1,750,288
Federal Natl Mtge Assn
 01-01-25                             4.50             36,875,000(g)       37,923,651
 01-01-25                             5.00            127,795,000(g)      133,545,775
 01-01-25                             5.50             13,875,000(g)       14,672,813
 01-01-25                             6.00             15,000,000(g)       16,000,785
 01-01-40                             4.50             64,300,000(g)       64,179,438
 01-01-40                             5.00             50,000,000(g)       51,304,700
 01-01-40                             5.50            221,683,000(g)      232,039,808
 01-01-40                             6.00            151,050,000(g)      159,971,315
 01-01-40                             6.50              3,500,000(g)        3,748,283
 01-01-40                             7.00              1,000,000(g)        1,095,781
Federal Natl Mtge Assn #125032
 11-01-21                             8.00                 13,376              15,252
Federal Natl Mtge Assn #125474
 02-01-27                             7.50                425,970             480,303
Federal Natl Mtge Assn #190353
 08-01-34                             5.00              8,510,503           8,760,943
Federal Natl Mtge Assn #190899
 04-01-23                             8.50                122,229             134,151
Federal Natl Mtge Assn #190988
 06-01-24                             9.00                139,740             153,138
Federal Natl Mtge Assn #252440
 05-01-29                             7.00                 89,831              99,509
Federal Natl Mtge Assn #253883
 08-01-16                             6.00                313,005             335,444
Federal Natl Mtge Assn #254224
 02-01-17                             7.00                552,811             601,623
Federal Natl Mtge Assn #254560
 11-01-32                             5.00              1,962,420           2,022,314
Federal Natl Mtge Assn #254675
 01-01-23                             6.50                 94,769             103,024
Federal Natl Mtge Assn #254916
 09-01-23                             5.50              2,641,060           2,798,722
Federal Natl Mtge Assn #255364
 09-01-34                             6.00                297,341             317,133
Federal Natl Mtge Assn #256171
 03-01-26                             6.00             13,165,710          14,069,826
Federal Natl Mtge Assn #257016
 12-01-37                             7.00              4,695,619           5,152,088
Federal Natl Mtge Assn #303727
 02-01-11                             6.00                  8,792               9,119
Federal Natl Mtge Assn #323715
 05-01-29                             6.00                 42,322              45,364
Federal Natl Mtge Assn #442411
 11-01-28                             6.50                815,688             884,002
Federal Natl Mtge Assn #445254
 12-01-13                             5.50                733,564             782,024


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  161

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #446964
 10-01-28                             6.00%            $2,676,610          $2,868,991
Federal Natl Mtge Assn #450370
 01-01-29                             6.50                997,016           1,080,516
Federal Natl Mtge Assn #484820
 04-01-14                             5.50                  3,623               3,862
Federal Natl Mtge Assn #50553
 04-01-22                             8.00                 54,258              62,003
Federal Natl Mtge Assn #510587
 08-01-29                             7.00                 60,908              67,469
Federal Natl Mtge Assn #545339
 11-01-31                             6.50                 60,804              66,616
Federal Natl Mtge Assn #545342
 04-01-13                             7.00                 45,287              47,065
Federal Natl Mtge Assn #545869
 07-01-32                             6.50                884,419             960,217
Federal Natl Mtge Assn #545874
 08-01-32                             6.50                 78,057              85,225
Federal Natl Mtge Assn #545885
 08-01-32                             6.50              1,915,564           2,090,359
Federal Natl Mtge Assn #545910
 08-01-17                             6.00                825,498             891,707
Federal Natl Mtge Assn #555340
 04-01-33                             5.50                 99,477             105,770
Federal Natl Mtge Assn #555375
 04-01-33                             6.00              6,256,497           6,779,516
Federal Natl Mtge Assn #555376
 04-01-18                             4.50                113,277             118,068
Federal Natl Mtge Assn #555458
 05-01-33                             5.50              7,931,344           8,322,994
Federal Natl Mtge Assn #555528
 04-01-33                             6.00             14,500,295          15,497,190
Federal Natl Mtge Assn #555734
 07-01-23                             5.00              2,250,271           2,337,785
Federal Natl Mtge Assn #576603
 03-01-15                             6.00              1,429,200           1,528,087
Federal Natl Mtge Assn #606882
 10-01-31                             7.00                274,889             306,222
Federal Natl Mtge Assn #609621
 11-01-31                             7.00              1,701,498           1,895,442
Federal Natl Mtge Assn #615135
 11-01-16                             6.00                 93,084              99,757
Federal Natl Mtge Assn #617746
 08-01-32                             6.50                121,270             131,047
Federal Natl Mtge Assn #626720
 01-01-17                             6.00                 79,387              85,079
Federal Natl Mtge Assn #630599
 05-01-32                             7.00              2,539,289           2,802,408
Federal Natl Mtge Assn #634367
 03-01-17                             6.50                525,469             565,256
Federal Natl Mtge Assn #645569
 06-01-32                             7.00                194,084             214,195
Federal Natl Mtge Assn #646938
 06-01-32                             7.00                942,209           1,039,840
Federal Natl Mtge Assn #647549
 08-01-17                             6.00                855,314             916,631
Federal Natl Mtge Assn #650009
 09-01-31                             7.50                  7,823               8,824
Federal Natl Mtge Assn #650159
 10-01-32                             6.50              1,728,357           1,891,882
Federal Natl Mtge Assn #652600
 02-01-18                             5.50              3,139,380           3,342,845
Federal Natl Mtge Assn #667604
 10-01-32                             5.50              3,906,851           4,110,536
Federal Natl Mtge Assn #667721
 03-01-33                             6.00              1,465,021           1,581,596
Federal Natl Mtge Assn #667787
 02-01-18                             5.50                405,865             432,804
Federal Natl Mtge Assn #669925
 09-01-17                             6.50              1,200,626           1,305,469
Federal Natl Mtge Assn #670382
 09-01-32                             6.00              3,527,062           3,769,547
Federal Natl Mtge Assn #670387
 08-01-32                             7.00                490,838             543,189
Federal Natl Mtge Assn #672289
 12-01-17                             5.50                239,275             256,610
Federal Natl Mtge Assn #677089
 01-01-33                             5.50                 89,776              94,457
Federal Natl Mtge Assn #677695
 02-01-33                             6.50                205,776             225,121
Federal Natl Mtge Assn #678028
 09-01-17                             6.00                309,320             331,495
Federal Natl Mtge Assn #683116
 02-01-33                             6.00                384,176             410,588
Federal Natl Mtge Assn #684585
 02-01-33                             5.50                353,781             375,059
Federal Natl Mtge Assn #684586
 03-01-33                             6.00              1,059,960           1,134,572
Federal Natl Mtge Assn #684601
 03-01-33                             6.00                891,056             966,017
Federal Natl Mtge Assn #687051
 01-01-33                             6.00              3,523,177           3,732,366
Federal Natl Mtge Assn #688691
 03-01-33                             5.50                298,719             313,966
Federal Natl Mtge Assn #689093
 07-01-28                             5.50                898,479             950,376
Federal Natl Mtge Assn #694316
 03-01-18                             5.50              1,059,446           1,129,867
Federal Natl Mtge Assn #694546
 03-01-33                             5.50                921,806             968,857
Federal Natl Mtge Assn #694628
 04-01-33                             5.50              1,618,203           1,719,801
Federal Natl Mtge Assn #694795
 04-01-33                             5.50              2,009,478           2,136,127
Federal Natl Mtge Assn #694988
 03-01-33                             5.50              3,739,838           3,936,426
Federal Natl Mtge Assn #695202
 03-01-33                             6.50              1,080,140           1,165,201
Federal Natl Mtge Assn #704610
 06-01-33                             5.50                116,512             122,459
Federal Natl Mtge Assn #709901
 06-01-18                             5.00              1,622,307           1,716,633
Federal Natl Mtge Assn #711501
 05-01-33                             5.50                902,580             951,308
Federal Natl Mtge Assn #723687
 08-01-28                             5.50              1,445,663           1,529,165
Federal Natl Mtge Assn #724867
 06-01-18                             5.00                 65,669              69,483
Federal Natl Mtge Assn #725232
 03-01-34                             5.00              8,900,331           9,170,586
Federal Natl Mtge Assn #725284
 11-01-18                             7.00                 44,902              47,483
Federal Natl Mtge Assn #725424
 04-01-34                             5.50             31,008,808          32,591,551
Federal Natl Mtge Assn #725431
 08-01-15                             5.50                 33,491              35,704
Federal Natl Mtge Assn #725684
 05-01-18                             6.00              2,714,950           2,927,480
Federal Natl Mtge Assn #725773
 09-01-34                             5.50             12,529,598          13,169,130
Federal Natl Mtge Assn #725813
 12-01-33                             6.50              4,849,328           5,231,213
Federal Natl Mtge Assn #726940
 08-01-23                             5.50                 42,048              44,565
Federal Natl Mtge Assn #730153
 08-01-33                             5.50                355,427             373,568
Federal Natl Mtge Assn #730231
 08-01-23                             5.50              4,355,759           4,615,782
Federal Natl Mtge Assn #731075
 07-01-18                             5.50                 84,220              89,959
Federal Natl Mtge Assn #731417
 09-01-18                             5.50                808,995             862,692
Federal Natl Mtge Assn #732094
 08-01-18                             5.50                 43,338              46,204
Federal Natl Mtge Assn #735212
 12-01-34                             5.00             18,808,513(i)       19,361,993
Federal Natl Mtge Assn #735224
 02-01-35                             5.50             26,963,950          28,340,236
Federal Natl Mtge Assn #742840
 10-01-18                             5.50                741,080             790,724
Federal Natl Mtge Assn #743262
 10-01-18                             5.00              1,650,812           1,746,301
Federal Natl Mtge Assn #743455
 10-01-18                             5.50              2,551,776           2,723,071
Federal Natl Mtge Assn #743579
 11-01-33                             5.50                 63,418              66,655
Federal Natl Mtge Assn #745079
 12-01-20                             5.00                344,614             362,211
Federal Natl Mtge Assn #745275
 02-01-36                             5.00             22,598,205          23,234,957
Federal Natl Mtge Assn #745278
 06-01-19                             4.50             10,091,529          10,518,412
Federal Natl Mtge Assn #745283
 01-01-36                             5.50             36,255,504          38,083,387
Federal Natl Mtge Assn #745355
 03-01-36                             5.00              6,839,027           7,031,732
Federal Natl Mtge Assn #745392
 12-01-20                             4.50             26,224,684          27,268,456


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
162  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #745563
 08-01-34                             5.50%           $10,269,654         $10,793,834
Federal Natl Mtge Assn #747584
 11-01-28                             5.50              2,878,894           3,045,180
Federal Natl Mtge Assn #753074
 12-01-28                             5.50                 95,507             101,024
Federal Natl Mtge Assn #756844
 02-01-19                             5.00              1,172,324(i)        1,233,649
Federal Natl Mtge Assn #759330
 01-01-19                             6.50                 68,457              74,061
Federal Natl Mtge Assn #759342
 01-01-34                             6.50                571,058             623,302
Federal Natl Mtge Assn #761031
 01-01-34                             5.00                412,719             427,676
Federal Natl Mtge Assn #763703
 04-01-34                             5.50             18,181,506          19,109,522
Federal Natl Mtge Assn #763754
 02-01-29                             5.50                 82,280              86,943
Federal Natl Mtge Assn #763798
 03-01-34                             5.50                169,131             179,364
Federal Natl Mtge Assn #765758
 02-01-19                             5.00              1,677,253           1,767,087
Federal Natl Mtge Assn #776962
 04-01-29                             5.00              6,550,756           6,788,153
Federal Natl Mtge Assn #776987
 04-01-29                             5.00                213,311             221,042
Federal Natl Mtge Assn #785506
 06-01-34                             5.00                472,441             486,344
Federal Natl Mtge Assn #785738
 11-01-19                             5.00              5,533,515(i)        5,822,976
Federal Natl Mtge Assn #791447
 10-01-34                             6.00                239,898             255,866
Federal Natl Mtge Assn #797232
 09-01-34                             5.50              7,997,208           8,405,400
Federal Natl Mtge Assn #811114
 02-01-35                             5.50             13,531,522          14,213,737
Federal Natl Mtge Assn #829227
 08-01-35                             6.00                293,545             312,350
Federal Natl Mtge Assn #831809
 09-01-36                             6.00             40,982,780(i)       43,531,396
Federal Natl Mtge Assn #833731
 07-01-20                             5.00              9,001,927           9,461,571
Federal Natl Mtge Assn #885871
 06-01-36                             7.00              3,747,815           4,146,531
Federal Natl Mtge Assn #886291
 07-01-36                             7.00                119,059             132,092
Federal Natl Mtge Assn #886404
 08-01-36                             6.50              6,844,345           7,344,837
Federal Natl Mtge Assn #886464
 08-01-36                             6.50              3,517,765           3,775,002
Federal Natl Mtge Assn #887589
 07-01-36                             6.50              4,452,755           4,779,370
Federal Natl Mtge Assn #887648
 07-01-36                             5.94              2,932,695(m)        3,107,691
Federal Natl Mtge Assn #888103
 09-01-36                             5.50                186,213             195,601
Federal Natl Mtge Assn #888414
 11-01-35                             5.00              5,897,366           6,063,537
Federal Natl Mtge Assn #894547
 05-01-35                             2.94              7,513,945(m)        7,775,460
Federal Natl Mtge Assn #909188
 05-01-38                             7.00             10,061,624          11,034,614
Federal Natl Mtge Assn #909200
 06-01-38                             7.00              7,880,135           8,642,168
Federal Natl Mtge Assn #909214
 07-01-38                             7.00              8,090,838           8,873,246
Federal Natl Mtge Assn #940811
 07-01-37                             6.50              6,546,333           7,017,874
Federal Natl Mtge Assn #942502
 08-01-37                             7.00             20,012,749          21,958,225
Federal Natl Mtge Assn #950788
 10-01-37                             6.50             20,551,949          22,032,331
Federal Natl Mtge Assn #976421
 03-01-23                             4.50              5,665,724           5,839,880
Federal Natl Mtge Assn #AC3035
 10-01-39                             5.00             49,647,358          50,999,734
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                             0.00             12,679,070(k)        2,483,825
 07-25-33                             5.89                547,247(k)          107,206
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                             5.34              1,111,899(k)          153,376
 12-25-31                            20.00                190,136(k)           26,227
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                            20.00                853,556(k)           77,328
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-22 Cl JS
 03-25-37                            27.84             17,826,447(k)        2,254,170
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2008-40 Cl AI
 08-25-12                            15.81             76,264,393(k)        1,430,918
Govt Natl Mtge Assn
 01-01-40                             4.50             90,000,000(g)       90,056,250
 01-01-40                             5.50            125,000,000(g)      130,937,500
 01-01-40                             6.00             62,000,000(g)       65,506,844
Govt Natl Mtge Assn #604708
 10-15-33                             5.50              2,597,783           2,741,185
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-70 Cl IC
 08-20-32                             0.00              1,552,147(k)          214,984
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                            42.42                147,075(k)            3,180
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl 2A11
 01-19-38                             0.32              2,578,055(m)        2,536,237
IndyMac INDA Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR1 Cl A1
 08-25-36                             5.86              1,092,669(m)        1,036,710
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2005-AR8 Cl AX1
 04-25-35                             0.00             31,307,147(b,k,q)           --
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-AR25 Cl 3A3
 09-25-36                            20.00             37,872,177(k)          406,073
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-AR25 Cl 1A21
 12-25-35                             5.64              3,881,817(m)        2,943,836
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR13 Cl A1
 07-25-36                             5.83                151,277(m)           97,037
JPMorgan Mtge Trust
 Collateralized Mtge Obligation
 Series 2004-S2 Cl 4A5
 11-25-34                             6.00              5,172,081           4,541,936
LVII Resecuritization Trust
 Collateralized Mtge Obligation
 Series 2009-3 Cl A1
 11-27-37                             5.78             10,855,196(d,m)     10,963,748
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2 Cl 4A1
 02-25-19                             5.00              2,444,681           2,310,224
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 2A1
 05-25-34                             6.00                177,060             163,783
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-7 Cl 8A1
 08-25-19                             5.00              1,614,397           1,533,627


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  163

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
MASTR Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2004-8 Cl 7A1
 09-25-19                             5.00%            $2,391,390          $2,271,539
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2AR Cl 3A
 02-25-34                             4.89                158,001(m)          145,914
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
 06-25-36                             5.88              5,367,543(m)        4,018,043
Washington Mutual Alternative Mtge
 Pass-Through Ctfs
 Collateralized Mtge Obligation
 Series 2007-0C1 Cl A2
 01-25-47                             0.35                266,291(m)          117,054
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                             5.50             27,066,266          24,215,850
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-AR6 Cl A1
 04-25-35                             5.03             14,645,530(m)       13,977,277
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2007-8 Cl 2A7
 07-25-37                             6.00             27,707,451          26,336,220
                                                                      ---------------
Total                                                                   2,103,143,111
-------------------------------------------------------------------------------------

AEROSPACE & DEFENSE (0.2%)
L-3 Communications
 07-15-13                             6.13              3,180,000(e)        3,211,800
L-3 Communications
 Series B
 10-15-15                             6.38              5,682,000           5,703,307
TransDigm
 07-15-14                             7.75              1,985,000(d)        2,012,294
                                                                      ---------------
Total                                                                      10,927,401
-------------------------------------------------------------------------------------

BANKING (1.7%)
Bank of America
 Sr Unsecured
 05-01-18                             5.65             33,735,000(e)       34,329,961
Citigroup
 Sr Unsecured
 05-15-18                             6.13             27,180,000(e)       27,326,989
Morgan Stanley
 Sr Unsecured
 04-01-18                             6.63             10,010,000(e)       10,822,492
 09-23-19                             5.63              6,645,000(e)        6,694,849
Wells Fargo & Co
 Sr Unsecured
 12-11-17                             5.63             15,449,000          16,069,370
                                                                      ---------------
Total                                                                      95,243,661
-------------------------------------------------------------------------------------

BROKERAGE (0.1%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                             6.88             14,055,000(b,p)      2,916,413
-------------------------------------------------------------------------------------

CHEMICALS (0.8%)
Airgas
 10-01-18                             7.13              3,770,000(d)        3,930,225
Ashland
 06-01-17                             9.13              2,065,000(d,e)      2,266,338
Chemtura
 06-01-16                             6.88              3,580,000(b)        3,794,800
Dow Chemical
 Sr Unsecured
 05-15-19                             8.55             23,205,000(e)       27,686,929
INVISTA
 Sr Unsecured
 05-01-12                             9.25              2,565,000(d)        2,603,475
Nalco
 Sr Nts
 05-15-17                             8.25              6,308,000(d,e)      6,686,480
                                                                      ---------------
Total                                                                      46,968,247
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (0.1%)
Jarden
 05-01-16                             8.00              2,995,000           3,092,338
Visant Holding
 Sr Disc Nts
 12-01-13                            10.25              2,880,000           2,973,600
                                                                      ---------------
Total                                                                       6,065,938
-------------------------------------------------------------------------------------

ELECTRIC (7.0%)
Arizona Public Service
 Sr Unsecured
 10-15-11                             6.38              4,500,000           4,817,196
CenterPoint Energy Houston Electric LLC
 Series U
 03-01-14                             7.00             15,950,000(e)       18,212,546
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                             8.88             39,030,000          48,186,439
Consumers Energy
 1st Mtge
 03-15-15                             5.00             10,095,000          10,737,153
 02-15-17                             5.15              2,265,000           2,347,614
 09-15-18                             5.65              3,550,000           3,712,551
 04-15-20                             5.65              6,185,000           6,457,425
Consumers Energy
 1st Mtge Series J
 02-15-14                             6.00              4,700,000           5,166,005
Detroit Edison
 Sr Secured
 10-01-13                             6.40              7,450,000           8,229,404
DTE Energy
 Sr Unsecured
 06-01-11                             7.05              1,220,000           1,292,580
 05-15-14                             7.63             24,775,000          27,657,721
Duke Energy Carolinas LLC
 Sr Unsecured Series D
 03-01-10                             7.38             10,255,000          10,361,679
Edison Mission Energy
 Sr Unsecured
 06-15-13                             7.50              2,955,000(e)        2,777,700
Exelon
 Sr Unsecured
 06-15-10                             4.45             14,945,000          15,191,891
FirstEnergy
 Sr Unsecured Series B
 11-15-11                             6.45                367,000             397,498
Indiana Michigan Power
 Sr Unsecured
 03-15-19                             7.00              6,195,000           6,913,227
 03-15-37                             6.05              7,910,000           7,866,321
KCP&L Greater Missouri Operations
 Sr Unsecured
 07-01-12                            11.88              2,430,000(e)        2,813,840
Majapahit Holding
 10-17-16                             7.75                620,000(c,d)        656,456
Metropolitan Edison
 Sr Unsecured
 03-15-13                             4.95              1,800,000           1,872,945
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                             8.56                834,800(e)          843,148
Nevada Power
 04-15-12                             6.50              1,000,000           1,072,132
 08-01-18                             6.50             10,835,000          11,618,243
Nevada Power
 Series L
 01-15-15                             5.88             14,459,000          15,516,632
Nevada Power
 Series M
 03-15-16                             5.95              9,991,000(e)       10,586,723
NiSource Finance
 03-01-13                             6.15             22,425,000          23,877,153
 09-15-17                             5.25             12,745,000          12,535,676
 01-15-19                             6.80              2,910,000           3,112,091
 09-15-20                             5.45             16,150,000          15,660,671
NRG Energy
 02-01-16                             7.38             13,520,000(e)       13,536,900
Ohio Edison
 Sr Unsecured
 05-01-15                             5.45              3,050,000           3,216,039
Ohio Power
 Sr Unsecured Series H
 01-15-14                             4.85                950,000             992,887
Oncor Electric Delivery LLC
 Sr Secured
 05-01-12                             6.38              3,178,000           3,432,386
PacifiCorp
 1st Mtge
 09-15-13                             5.45              5,605,000           6,103,150


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
164  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
Portland General Electric
 03-15-10                             7.88%            $1,345,000          $1,361,308
Potomac Electric Power
 1st Mtge
 04-15-14                             4.65              4,045,000           4,245,563
PPL Electric Utilities
 1st Mtge
 11-30-13                             7.13              8,925,000          10,212,127
Progress Energy
 Sr Unsecured
 03-01-11                             7.10              4,260,000           4,508,886
 12-01-39                             6.00              3,075,000           3,059,699
SCANA
 Sr Unsecured
 05-15-11                             6.88              2,155,000           2,281,634
Sierra Pacific Power
 09-01-13                             5.45              3,495,000           3,727,484
Sierra Pacific Power
 Series M
 05-15-16                             6.00             29,656,000          31,429,282
Tampa Electric
 Sr Unsecured
 05-15-18                             6.10              7,500,000           7,982,093
Toledo Edison
 1st Mtge
 05-01-20                             7.25              2,585,000           2,949,831
TransAlta
 Sr Unsecured
 01-15-15                             4.75              9,770,000(c)        9,862,183
                                                                      ---------------
Total                                                                     389,392,112
-------------------------------------------------------------------------------------

ENTERTAINMENT (0.4%)
Regal Cinemas
 07-15-19                             8.63              1,870,000(e)        1,944,800
Speedway Motorsports
 06-01-16                             8.75              5,015,000           5,278,288
Time Warner
 11-15-11                             5.50             10,490,000          11,136,991
United Artists Theatre Circuit
 Pass-Through Ctfs
 07-01-15                             9.30              1,730,350(h)        1,784,510
                                                                      ---------------
Total                                                                      20,144,589
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (3.8%)
Anheuser-Busch InBev Worldwide
 01-15-14                             7.20             23,490,000(d)       26,641,442
ConAgra Foods
 Sr Unsecured
 09-15-11                             6.75              1,317,000           1,421,931
Del Monte
 Sr Sub Nts
 10-15-19                             7.50              3,650,000(d)        3,759,500
Dr Pepper Snapple Group
 12-21-11                             1.70             39,600,000(e)       39,562,556
HJ Heinz Finance
 07-15-11                             6.63              5,220,000           5,605,179
 08-01-39                             7.13             15,140,000(d,e)     17,116,345
Kraft Foods
 Sr Unsecured
 02-11-13                             6.00              4,535,000           4,863,370
 10-01-13                             5.25              2,465,000           2,604,854
 08-11-17                             6.50             22,360,000          24,261,721
 02-01-18                             6.13             21,900,000(e)       23,028,770
 01-26-39                             6.88              3,085,000           3,241,195
Molson Coors Capital Finance
 09-22-10                             4.85             16,215,000(c)       16,705,147
SABMiller
 Sr Unsecured
 07-01-11                             6.20              3,553,000(c,d)      3,760,147
 01-15-14                             5.70             34,835,000(c,d)     37,634,271
 07-15-18                             6.50              1,675,000(c,d)      1,830,621
                                                                      ---------------
Total                                                                     212,037,049
-------------------------------------------------------------------------------------

GAMING (0.2%)
Boyd Gaming
 Sr Sub Nts
 02-01-16                             7.13              2,977,000           2,589,990
MGM MIRAGE
 Sr Secured
 11-15-17                            11.13              3,330,000(d)        3,696,300
MGM MIRAGE
 Sr Unsecured
 03-01-18                            11.38              4,665,000(d,e)      4,175,175
                                                                      ---------------
Total                                                                      10,461,465
-------------------------------------------------------------------------------------

GAS PIPELINES (3.9%)
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75             22,402,000          23,692,310
CenterPoint Energy Resources
 Sr Unsecured Series B
 04-01-13                             7.88              7,050,000           7,940,937
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80             61,010,000          67,359,007
El Paso
 Sr Unsecured
 12-12-13                            12.00              3,420,000(e)        4,001,400
Northern Natural Gas
 Sr Unsecured
 06-01-11                             7.00                660,000(d)          709,258
Northwest Pipeline
 Sr Unsecured
 06-15-16                             7.00             11,695,000          13,168,453
 04-15-17                             5.95             12,945,000          13,822,010
Southern Natural Gas
 Sr Unsecured
 04-01-17                             5.90             33,068,000(d,e)     33,958,720
Southern Star Central
 Sr Nts
 03-01-16                             6.75              1,750,000           1,688,750
TransCapitalInvest for Transneft
 Secured
 08-07-18                             8.70                950,000(c,d,e)    1,088,616
Transcontinental Gas Pipe Line LLC
 Sr Unsecured
 04-15-16                             6.40             27,130,000          29,595,059
Transcontinental Gas Pipe Line LLC
 Sr Unsecured Series B
 08-15-11                             7.00             13,192,000          14,187,468
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17                             7.25              6,221,000           6,284,404
                                                                      ---------------
Total                                                                     217,496,392
-------------------------------------------------------------------------------------

HEALTH CARE (0.5%)
Cardinal Health
 Sr Unsecured
 06-15-12                             5.65              4,810,000(e)        5,128,067
DaVita
 03-15-13                             6.63              9,887,000           9,911,717
HCA
 Sr Secured Pay-in-kind
 11-15-16                             9.63              4,702,000(e,r)      5,089,915
Omnicare
 12-15-13                             6.75              3,410,000           3,341,800
Select Medical
 02-01-15                             7.63              5,705,000           5,533,850
                                                                      ---------------
Total                                                                      29,005,349
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (0.1%)
K Hovnanian Enterprises
 Sr Secured
 10-15-16                            10.63              4,720,000(d)        4,932,400
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (2.5%)
Anadarko Finance
 Series B
 05-01-11                             6.75              3,765,000(c)        3,978,596
Anadarko Petroleum
 Sr Unsecured
 09-15-16                             5.95              4,054,000           4,385,200
Canadian Natural Resources
 Sr Unsecured
 05-15-17                             5.70              9,137,000(c)        9,761,934
Chesapeake Energy
 06-15-15                             6.38              1,240,000           1,215,200
 01-15-16                             6.63              4,000,000(e)        3,960,000
Denbury Resources
 03-01-16                             9.75              2,930,000(e)        3,127,775
Devon Financing
 09-30-11                             6.88              2,210,000(c)        2,400,756


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  165

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Diversified Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
INDEPENDENT ENERGY (CONT.)
EnCana
 Sr Unsecured
 11-01-11                             6.30%           $24,835,000(c)      $26,711,085
 10-15-13                             4.75              1,080,000(c)        1,133,775
 12-01-17                             5.90              2,794,000(c)        3,004,846
Forest Oil
 Sr Nts
 02-15-14                             8.50              5,120,000(d,e)      5,350,400
Kerr-McGee
 09-15-11                             6.88              8,630,000           9,288,620
Nexen
 Sr Unsecured
 11-20-13                             5.05             24,617,000(c)       25,955,568
 05-15-37                             6.40              4,000,000(c)        4,030,068
Petrohawk Energy
 08-01-14                            10.50              2,105,000(e)        2,302,344
Quicksilver Resources
 08-01-15                             8.25              4,321,000(e)        4,429,025
Range Resources
 05-15-16                             7.50              2,946,000           3,027,015
 05-15-19                             8.00              8,840,000           9,458,800
SandRidge Energy
 06-01-18                             8.00              2,815,000(d)        2,765,738
Woodside Finance
 11-10-14                             4.50             13,120,000(c,d)     13,213,229
                                                                      ---------------
Total                                                                     139,499,974
-------------------------------------------------------------------------------------

INTEGRATED ENERGY (0.2%)
Petro-Canada
 Sr Unsecured
 07-15-13                             4.00              1,870,000(c)        1,930,642
Suncor Energy
 Sr Unsecured
 06-01-18                             6.10              7,130,000(c)        7,650,711
TNK-BP Finance
 03-13-18                             7.88                705,000(c,d,e)      724,388
                                                                      ---------------
Total                                                                      10,305,741
-------------------------------------------------------------------------------------

MEDIA CABLE (1.4%)
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                             8.00              4,325,000(d)        4,443,938
Comcast
 03-15-11                             5.50             20,493,000(e)       21,407,452
 03-15-37                             6.45              1,990,000(e)        2,051,829
 07-01-39                             6.55             14,000,000(e)       14,677,152
CSC Holdings LLC
 Sr Unsecured
 02-15-19                             8.63              1,625,000(d,e)      1,742,813
DISH DBS
 02-01-16                             7.13              6,920,000           7,067,050
TCM Sub LLC
 01-15-15                             3.55             19,605,000(d)       19,316,529
Time Warner Cable
 02-01-20                             5.00              6,430,000(e)        6,254,130
                                                                      ---------------
Total                                                                      76,960,893
-------------------------------------------------------------------------------------

MEDIA NON CABLE (1.3%)
Lamar Media
 04-01-14                             9.75              3,510,000(e)        3,874,163
Liberty Media LLC
 Sr Unsecured
 05-15-13                             5.70              4,112,000(e)        3,916,680
News America
 01-09-38                             6.75             10,789,000(e)       11,191,623
Nielsen Finance LLC
 08-01-14                            10.00              2,425,000(e)        2,528,063
Rainbow Natl Services LLC
 09-01-12                             8.75              2,685,000(d)        2,735,344
Reed Elsevier Capital
 08-01-11                             6.75              9,625,000          10,308,518
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                             6.13             38,076,000          37,642,275
Thomson Reuters
 07-15-13                             5.95                710,000(c)          777,245
                                                                      ---------------
Total                                                                      72,973,911
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (0.4%)
General Electric Capital
 Sr Unsecured
 01-10-39                             6.88             19,015,000(e)       19,636,505
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.2%)
Expro Finance Luxembourg
 Sr Secured
 12-15-16                             8.50              6,570,000(c,d,e)    6,432,204
Gaz Capital for Gazprom
 Sr Unsecured
 11-22-16                             6.21              2,425,000(c,d)      2,328,000
KazMunaiGaz Finance
 07-02-18                             9.13                980,000(c,d)      1,073,326
                                                                      ---------------
Total                                                                       9,833,530
-------------------------------------------------------------------------------------

PACKAGING (0.3%)
Ball
 03-15-18                             6.63                835,000(e)          826,650
Crown Americas LLC/Capital
 11-15-15                             7.75              5,980,000(e)        6,189,300
Greif
 Sr Unsecured
 02-01-17                             6.75              2,065,000           2,023,700
Owens-Brockway Glass Container
 05-15-13                             8.25              4,520,000(e)        4,644,300
Reynolds Group Issuer LLC
 Sr Secured
 10-15-16                             7.75              2,787,000(d,e)      2,856,675
                                                                      ---------------
Total                                                                      16,540,625
-------------------------------------------------------------------------------------

PAPER (0.2%)
Cascades
 Sr Nts
 12-15-17                             7.75              7,270,000(c,d,e)    7,388,138
Georgia-Pacific LLC
 01-15-17                             7.13              2,670,000(d,e)      2,703,375
NewPage
 Sr Secured
 12-31-14                            11.38              3,650,000(d,e)      3,686,500
                                                                      ---------------
Total                                                                      13,778,013
-------------------------------------------------------------------------------------

RAILROADS (0.1%)
Canadian Pacific Railway
 Sr Unsecured
 05-15-37                             5.95              1,585,000(c)        1,504,831
CSX
 Sr Unsecured
 03-15-11                             6.75                354,000             375,975
 03-15-12                             6.30              2,605,000           2,818,435
 03-15-13                             5.75                135,000             146,044
                                                                      ---------------
Total                                                                       4,845,285
-------------------------------------------------------------------------------------

RESTAURANTS (--%)
Yum! Brands
 Sr Unsecured
 11-15-37                             6.88              2,262,000           2,444,077
-------------------------------------------------------------------------------------

RETAILERS (0.3%)
CVS Caremark
 Sr Unsecured
 09-15-39                             6.13             16,660,000          16,511,709
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (0.6%)
Erac USA Finance
 10-15-17                             6.38             30,270,000(d)       31,587,921
-------------------------------------------------------------------------------------

WIRELESS (0.8%)
CC Holdings GS V LLC/Crown Castle GS III
 Sr Secured
 05-01-17                             7.75              6,750,000(d)        7,188,750
Cricket Communications
 Sr Secured
 05-15-16                             7.75              3,035,000(e)        3,027,413
Nextel Communications
 Series D
 08-01-15                             7.38              2,865,000(e)        2,786,213
SBA Telecommunications
 08-15-16                             8.00              2,460,000(d)        2,570,700
 08-15-19                             8.25                805,000(d,e)        853,300
Sprint Nextel
 Sr Unsecured
 08-15-17                             8.38              4,610,000(e)        4,702,200
US Cellular
 Sr Unsecured
 12-15-33                             6.70             22,433,000          22,061,710
                                                                      ---------------
Total                                                                      43,190,286
-------------------------------------------------------------------------------------

WIRELINES (4.6%)
AT&T
 Sr Unsecured
 03-15-11                             6.25             14,743,000          15,612,439
 02-15-39                             6.55             41,705,000(e)       43,942,974


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
166  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELINES (CONT.)
BellSouth
 Sr Unsecured
 10-15-11                             6.00%            $8,215,000          $8,883,011
Qwest
 Sr Unsecured
 10-01-14                             7.50             10,255,000          10,652,381
 06-15-15                             7.63              2,970,000           3,073,950
Telecom Italia Capital
 11-15-13                             5.25              2,707,000(c)        2,847,198
Telefonica Emisiones SAU
 06-20-11                             5.98              1,575,000(c,e)      1,665,796
Telefonica Europe
 09-15-10                             7.75             23,674,000(c)       24,765,561
TELUS
 Sr Unsecured
 06-01-11                             8.00             43,683,000(c)       47,291,346
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88             39,260,000          42,715,469
Verizon New York
 Sr Unsecured Series B
 04-01-32                             7.38             29,358,000          31,624,526
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                             5.65             10,212,000(e)       10,852,241
Windstream
 08-01-16                             8.63              4,208,000           4,281,640
 11-01-17                             7.88              6,177,000(d)        6,115,230
                                                                      ---------------
Total                                                                     254,323,762
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $6,157,130,841)                                                 $6,231,928,024
-------------------------------------------------------------------------------------



FDIC-INSURED DEBT (0.6%)(j)
                                                       AMOUNT
                                    COUPON           PAYABLE AT
ISSUER                               RATE             MATURITY               VALUE(a)
U.S. AGENCIES
Citibank
 FDIC Govt Guaranty
 05-07-12                             1.88%           $32,770,000         $32,944,369
-------------------------------------------------------------------------------------
TOTAL FDIC-INSURED DEBT
(Cost: $32,859,891)                                                       $32,944,369
-------------------------------------------------------------------------------------



SENIOR LOANS (0.2%)(n)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
CHEMICALS (0.1%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 05-05-13                             2.56%            $2,877,710          $2,515,118
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 05-05-13                             2.56                624,005             545,380
                                                                      ---------------
Total                                                                       3,060,498
-------------------------------------------------------------------------------------

MEDIA CABLE (--%)
Charter Communications Operating LLC
 Term Loan
 03-06-14                             2.26                 12,662              11,853
-------------------------------------------------------------------------------------

WIRELINES (0.1%)
FairPoint Communications
 Tranche B Term Loan
 03-31-15                             0.00             11,052,378(b)        8,597,203
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $7,791,052)                                                        $11,669,554
-------------------------------------------------------------------------------------





MONEY MARKET FUND (7.6%)(u)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%             426,526,732(t)       $426,526,732
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $426,526,732)                                                     $426,526,732
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (16.5%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (0.3%)
JPMorgan Prime Money Market Fund                     17,198,532           $17,198,532
-------------------------------------------------------------------------------------





                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (1.4%)
Antalis US Funding
 01-20-10                            0.23%           $14,993,963          $14,993,963
Cancara Asset Securitisation LLC
 01-20-10                            0.28             24,982,305           24,982,305
 02-12-10                            0.27             14,990,100           14,990,100
Grampian Funding LLC
 01-04-10                            0.25             14,996,458           14,996,458
Rhein-Main Securitisation
 02-16-10                            0.35              9,991,056            9,991,056
                                                                      ---------------
Total                                                                      79,953,882
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (12.3%)
Banco Bilbao Viz Argentaria, London
 03-01-10                            0.26              3,501,776            3,501,776
Banco Espirito Santo e Commerciale
 01-07-10                            0.47              9,999,086            9,999,086
Banco Popular Caisse d'Epargne
 02-22-10                            0.27              4,996,477            4,996,477
Banco Popular Espanol
 01-06-10                            0.32             19,991,604           19,991,604
 01-25-10                            0.41             14,994,535           14,994,535
Banco Santander Central Hispano
 01-13-10                            0.32             15,000,000           15,000,000
Bank of Austria
 01-15-10                            0.30              9,997,501            9,997,501
Bank of Tokyo Securities
 01-19-10                            0.30              5,000,066            5,000,066
 03-23-10                            0.29              4,000,000            4,000,000
Banque Federative du Credit Mutuel
 02-08-10                            0.36              9,990,609            9,990,609
 02-18-10                            0.33              4,995,787            4,995,787
Barclays Bank
 02-16-10                            0.36             10,000,000           10,000,000
Bayrische Hypo-Und Vereinsbank
 02-01-10                            0.43             10,000,000           10,000,000
Caisse Des Depots
 01-28-10                            0.27             24,982,762           24,982,762
 03-01-10                            0.28             14,989,507           14,989,507
Caixa Geral de Deposit
 01-08-10                            0.35             10,000,000           10,000,000
 03-04-10                            0.30             20,000,000           20,000,000
 03-15-10                            0.30             24,000,000           24,000,000
Clydesdale Bank
 01-07-10                            0.30             25,000,000           25,000,000
 02-08-10                            0.30             20,000,000           20,000,000
Commerzbank
 01-04-10                            0.23             19,996,040           19,996,040
Credit Industrial et Commercial
 01-06-10                            0.38             15,000,000           15,000,000
 01-13-10                            0.39             10,000,000           10,000,000
 03-04-10                            0.38              5,000,000            5,000,000
 03-10-10                            0.35             10,000,000           10,000,000
Dexia Bank
 01-11-10                            0.40             39,985,338           39,985,338
DZ Bank
 01-05-10                            0.29              9,995,173            9,995,173
Hong Kong Shanghai Bank
 01-04-10                            0.29             25,000,000           25,000,000
Jyske Bank
 03-03-10                            0.41             19,979,748           19,979,748
 03-10-10                            0.44             14,983,518           14,983,518
KBC Bank
 01-25-10                            0.32              5,000,000            5,000,000
 01-29-10                            0.32             20,000,000           20,000,000
Macquarie Bank
 01-07-10                            0.28              3,523,902            3,523,902
Mizuho Corporate Bank
 01-25-10                            0.32             25,000,000           25,000,000
 02-19-10                            0.29             20,000,000           20,000,000
Natixis
 01-08-10                            0.30              4,998,709            4,998,709
 01-19-10                            0.30              4,247,877            4,247,877


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  167

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Diversified Bond Fund

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Nederlandse Waterschapsbank
 03-01-10                            0.30%           $24,981,264          $24,981,264
Norinchukin Bank
 01-13-10                            0.31             13,000,000           13,000,000
 02-17-10                            0.31             14,000,000           14,000,000
Nykredit Bank
 01-05-10                            0.45             11,000,000           11,000,000
 03-22-10                            0.44             15,000,000           15,000,000
Pohjola Bank
 02-12-10                            0.42              5,000,000            5,000,000
 03-15-10                            0.38             19,981,268           19,981,268
 03-15-10                            0.39              4,995,076            4,995,076
Sumitomo Mitsui Banking
 01-19-10                            0.34             15,000,000           15,000,000
 01-22-10                            0.32              4,000,000            4,000,000
 02-12-10                            0.31              5,000,000            5,000,000
 02-19-10                            0.31             15,000,000           15,000,000
 02-22-10                            0.31             13,000,000           13,000,000
Unicredito Italiano
 03-08-10                            0.34              9,991,413            9,991,413
                                                                      ---------------
Total                                                                     684,099,036
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.9%)
BTM Capital
 01-22-10                            0.40              4,994,833            4,994,833
 01-27-10                            0.35             24,984,688           24,984,688
 02-05-10                            0.39              9,990,142            9,990,142
KBC Financial Products
 01-11-10                            0.43             11,994,983           11,994,983
                                                                      ---------------
Total                                                                      51,964,646
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (1.6%)(v)
Barclays Capital
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $25,000,590                         0.21             25,000,000           25,000,000
Natixis Financial Products
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $50,003,125                         0.56             50,000,000           50,000,000
RBS Securities
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $12,000,483                         0.36             12,000,000           12,000,000
                                                                      ---------------
Total                                                                      87,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $920,216,096)                                                     $920,216,096
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $7,544,524,612                                                  $7,623,284,775
=====================================================================================




INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2009



                                                         NUMBER OF                                  UNREALIZED
                                                         CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                   LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                      449       $51,803,375   March 2010      $(2,378,973)
U.S. Treasury Note, 2-year                                (3,982)     (861,169,739)  April 2010        6,527,622
U.S. Treasury Note, 5-year                                 1,988       227,393,026   April 2010       (5,025,929)
U.S. Treasury Note, 10-year                                  436        50,337,565   April 2010         (838,277)
----------------------------------------------------------------------------------------------------------------
Total                                                                                                $(1,715,557)
----------------------------------------------------------------------------------------------------------------




OPEN OPTION CONTRACTS WRITTEN AT DEC. 31, 2009




INTEREST RATE
SWAPTIONS
                                                       FUND        FIXED
                                    FLOATING       PAY/RECEIVE   EXERCISE    EXPIRATION     NOTIONAL      PREMIUM
DESCRIPTION      COUNTERPARTY      RATE INDEX     FLOATING RATE    RATE         DATE         AMOUNT      RECEIVED     VALUE(A)
-------------------------------------------------------------------------------------------------------------------------------
Call -- OTC 10-  JPMorgan      3-Month USD LIBOR     Receive       4.76%   Nov. 15, 2012  $120,000,000  $7,878,000   $6,368,135
 Year Interest   Chase, N.A.
 Rate Swap
-------------------------------------------------------------------------------------------------------------------------------
Put -- OTC 10-   JPMorgan      3-Month USD LIBOR         Pay       4.76    Nov. 15, 2012   120,000,000   7,878,000    9,342,499
 Year Interest   Chase, N.A.
 Rate Swap
-------------------------------------------------------------------------------------------------------------------------------
Total                                                                                                               $15,710,634
-------------------------------------------------------------------------------------------------------------------------------



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2009



                                                       CURRENCY TO        CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE                                          BE DELIVERED       BE RECEIVED      APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------
Jan. 20, 2010                                             11,645,000          10,963,612           $--       $(120,869)
                                                     Canadian Dollar         U.S. Dollar
----------------------------------------------------------------------------------------------------------------------
Jan. 20, 2010                                             17,090,000          16,551,235        41,558              --
                                                         Swiss Franc         U.S. Dollar

----------------------------------------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
168  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                       CURRENCY TO        CURRENCY TO       UNREALIZED     UNREALIZED
EXCHANGE DATE                                          BE DELIVERED       BE RECEIVED      APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------------------------------------
Jan. 20, 2010                                                183,000             175,329            --          (1,456)
                                                         Swiss Franc         U.S. Dollar
----------------------------------------------------------------------------------------------------------------------

Jan. 20, 2010                                          2,549,376,000          28,787,639     1,393,472              --
                                                        Japanese Yen         U.S. Dollar
----------------------------------------------------------------------------------------------------------------------

Jan. 20, 2010                                             27,553,800          30,245,000            --        (432,746)
                                                         U.S. Dollar   Australian Dollar
----------------------------------------------------------------------------------------------------------------------

Jan. 20, 2010                                                990,727           1,124,000        17,177              --
                                                         U.S. Dollar   Australian Dollar
----------------------------------------------------------------------------------------------------------------------

Jan. 20, 2010                                             11,140,523           6,962,000       107,550              --
                                                         U.S. Dollar       British Pound
----------------------------------------------------------------------------------------------------------------------

Jan. 20, 2010                                                191,477           1,122,000        $2,046             $--
                                                         U.S. Dollar     Norwegian Krone
----------------------------------------------------------------------------------------------------------------------

Jan. 20, 2010                                             16,500,691          95,539,000            --         (22,034)
                                                         U.S. Dollar     Norwegian Krone
----------------------------------------------------------------------------------------------------------------------
Total                                                                                       $1,561,803       $(577,105)
----------------------------------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 6.32% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $603,717,105 or 10.82% of net assets.

(e) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) At Dec. 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,160,010,755. See Note 2 to the financial statements.

(h)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $1,784,510, representing 0.03% of net assets. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES            COST
     ----------------------------------------------------------------
     United Artists Theatre Circuit
       Pass-Through Ctfs
       9.30% 2015                           12-08-95       $1,730,350


(i) At Dec. 31, 2009, investments in securities included securities valued at $7,055,784 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(j) This debt is guaranteed under the FDIC's Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.

(k) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2009.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  169

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Diversified Bond Fund

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)




(l) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(m) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2009.

(n) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(o) The following abbreviation(s) is (are) used in the portfolio security description(s) to identify the insurer of the issue:

     AGM    --   Assured Guaranty Municipal Corporation
     AMBAC  --   Ambac Assurance Corporation
     FGIC   --   Financial Guaranty Insurance Company
     NPFGC  --   National Public Finance Guarantee Corporation


(p)  This position is in bankruptcy.

(q)  Negligible market value.

(r) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(s) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(t) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(u) At Dec. 31, 2009, Cash or short-term securities were designated to cover open put and/or call options written.

(v) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

BARCLAYS CAPITAL (0.21%)

SECURITY DESCRIPTION                                                            VALUE(A)
-----------------------------------------------------------------------------------------------
BCRR Trust                                                                     $4,172,331
Bear Stearns Adjustable Rate Mortgage Trust                                     1,351,877
Citigroup Commercial Mortgage Trust                                             1,984,090
Granite Master Issuer PLC                                                       4,717,346
Greenwich Capital Commercial Funding Corp                                       1,711,796
JP Morgan Chase Commercial Mortgage Securities Corp                             6,205,875
Morgan Stanley Capital I                                                        2,319,845
Morgan Stanley Dean Witter Capital I                                            1,959,630
WaMu Mortgage Pass Through Certificates                                         1,827,210
-----------------------------------------------------------------------------------------------
Total market value for collateralized securities                              $26,250,000
-----------------------------------------------------------------------------------------------


NATIXIS FINANCIAL PRODUCTS (0.56%)

SECURITY DESCRIPTION                                                            VALUE(A)
-----------------------------------------------------------------------------------------------
A4 Funding LP                                                                  $5,971,335
Fannie Mae Interest Strip                                                         357,093
Fannie Mae Pool                                                                 1,302,813
Fannie Mae REMICS                                                               2,981,280
Federal Home Loan Banks                                                           385,804
Federal Home Loan Mtge Corp                                                       169,179
Federal Natl Mtge Assn                                                            140,179
FHLMC-GNMA                                                                         25,530
Freddie Mac Gold Pool                                                             107,836
Freddie Mac Non Gold Pool                                                         355,000
Freddie Mac REMICS                                                              4,271,132


--------------------------------------------------------------------------------
170  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NATIXIS FINANCIAL PRODUCTS (CONTINUED)

SECURITY DESCRIPTION                                                      VALUE(A) (CONTINUED)
-----------------------------------------------------------------------------------------------
Freddie Mac Strips                                                                327,286
Ginnie Mae II Pool                                                                374,688
Govt Natl Mtge Assn                                                               803,532
SLM Student Loan Trust                                                         33,348,033
US Treasury Note/Bond                                                           1,205,878
-----------------------------------------------------------------------------------------------
Total market value for collateralized securities                              $52,126,598
-----------------------------------------------------------------------------------------------


RBS SECURITIES (0.36%)

SECURITY DESCRIPTION                                                            VALUE(a)
-----------------------------------------------------------------------------------------------
280 Funding Corp                                                               $4,199,901
Banc of America Commercial Mortgage Inc                                            53,815
Banc of America Mortgage Securities Inc                                            54,359
Bear Stearns Adjustable Rate Mortgage Trust                                       470,563
Bella Vista Mortgage Trust                                                          8,569
Citigroup Commercial Mortgage Trust                                               727,705
Commercial Mortgage Pass Through Certificates                                      23,176
Countrywide Home Loan Mortgage Pass Through Trust                                  40,332
Credit Suisse First Boston Mortgage Securities Corp                                73,702
Credit Suisse Mortgage Capital Certificates                                       817,021
First Horizon Alternative Mortgage Securities                                       7,145
Greenwich Capital Commercial Funding Corp                                       2,538,497
GS Mortgage Securities Corp II                                                  1,077,978
Hampden CBO Ltd                                                                   424,652
Harborview Mortgage Loan Trust                                                      9,781
JP Morgan Chase Commercial Mortgage Securities Corp                                42,744
JP Morgan Mortgage Trust                                                           10,603
LB-UBS Commercial Mortgage Trust                                                   23,919
Mellon Residential Funding Corp                                                    17,641
MLCC Mortgage Investors Inc                                                           738
Morgan Stanley Capital I                                                           11,680
MortgageIT Trust                                                                   12,507
Sequoia Mortgage Trust                                                             16,220
Structured Adjustable Rate Mortgage Loan Trust                                     38,099
Structured Asset Securities Corp                                                  609,457
Thornburg Mortgage Securities Trust                                                 4,784
Wachovia Bank Commercial Mortgage Trust                                           726,502
WaMu Mortgage Pass Through Certificates                                           557,925
-----------------------------------------------------------------------------------------------
Total market value for collateralized securities                              $12,600,015
-----------------------------------------------------------------------------------------------


(w) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $7,568,984,009 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                    $160,992,019
     Unrealized depreciation                                                    (106,691,253)
     ---------------------------------------------------------------------------------------
     Net unrealized appreciation                                                 $54,300,766
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  171

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Diversified Bond Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
172  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                  FAIR VALUE AT DEC. 31, 2009
                                             --------------------------------------------------------------------
                                                  LEVEL 1            LEVEL 2
                                               QUOTED PRICES          OTHER           LEVEL 3
                                                 IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                MARKETS FOR        OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                  IDENTICAL ASSETS        INPUTS           INPUTS            TOTAL
-----------------------------------------------------------------------------------------------------------------
Bonds
  Foreign Government Obligations &
    Agencies                                             $--        $84,623,939             $--       $84,623,939
  U.S. Government Obligations & Agencies         574,122,774        914,325,986              --     1,488,448,760
  Asset-Backed Securities                                 --        424,146,423      49,101,062       473,247,485
  Commercial Mortgage-Backed Securities                   --        324,441,481              --       324,441,481
  Residential Mortgage-Backed Securities                  --      2,058,898,918      44,244,193     2,103,143,111
  Corporate Debt Securities                               --      1,756,238,738       1,784,510     1,758,023,248
-----------------------------------------------------------------------------------------------------------------
Total Bonds                                      574,122,774      5,562,675,485      95,129,765     6,231,028,024
-----------------------------------------------------------------------------------------------------------------
Other
  FDIC-Insured Debt Securities                            --         32,944,369              --        32,944,369
  Senior Loans                                            --         11,669,554              --        11,669,554
  Affiliated Money Market Fund(a)                426,526,732                 --              --       426,526,732
  Investments of Cash Collateral Received
    for Securities on Loan(b)                     17,198,532        903,017,564              --       920,216,096
-----------------------------------------------------------------------------------------------------------------
Total Other                                      443,725,264        947,631,487              --     1,391,356,751
-----------------------------------------------------------------------------------------------------------------
Investments in Securities                      1,017,848,038      6,510,306,972      95,129,765     7,623,284,775
Other Financial Instruments(c)                    (1,715,557)        16,695,332              --        14,979,775
-----------------------------------------------------------------------------------------------------------------
Total                                         $1,016,132,481     $6,527,002,304     $95,129,765    $7,638,264,550
-----------------------------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(b) Level 1 investments are comprised of the Unaffiliated Money Market Fund; Level 2 investments are comprised of all other short-term investments.
(c) Other Financial Instruments are derivative instruments. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                         RESIDENTIAL
                                       ASSET-BACKED    MORTGAGE-BACKED    CORPORATE DEBT     COMMON
                                        SECURITIES        SECURITIES        SECURITIES       STOCKS        TOTAL
-------------------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008              $8,065,326      $61,411,707        $1,816,346            $3    $71,293,382
  Accrued discounts/premiums                    867         (196,374)               --            --       (195,507)
  Realized gain (loss)                   (6,636,933)     (28,486,611)               --       108,322    (35,015,222)
  Change in unrealized appreciation
    (depreciation)*                       9,580,888       43,646,297           170,097            (3)    53,397,279
  Net purchases (sales)                  37,419,405      (27,144,742)         (201,933)     (108,322)     9,964,408
  Transfers in and/or out of Level
    3                                       671,509       (4,986,084)               --            --     (4,314,575)
-------------------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2009             $49,101,062      $44,244,193        $1,784,510           $--    $95,129,765
-------------------------------------------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2009 was $49,390,060.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  173

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Diversified Equity Income Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (96.0%)
ISSUER                                            SHARES                     VALUE(a)
AEROSPACE & DEFENSE (1.1%)
Goodrich                                           319,904(e)             $20,553,832
Honeywell Intl                                     570,727(e)              22,372,498
                                                                   ------------------
Total                                                                      42,926,330
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.7%)
United Parcel Service Cl B                         492,363(e)              28,246,865
-------------------------------------------------------------------------------------

AIRLINES (1.6%)
AMR                                              1,069,270(b,e)             8,265,457
Continental Airlines Cl B                          687,869(b,e)            12,326,612
Delta Air Lines                                  1,930,909(b,e)            21,973,744
UAL                                                887,902(b,e)            11,462,815
US Airways Group                                 1,453,828(b,e)             7,036,528
                                                                   ------------------
Total                                                                      61,065,156
-------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                         534,295(b,e)             5,342,950
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.8%)
Artio Global Investors                             200,762(b)               5,117,423
Goldman Sachs Group                                216,577                 36,566,861
Morgan Stanley                                     932,669                 27,607,002
                                                                   ------------------
Total                                                                      69,291,286
-------------------------------------------------------------------------------------

CHEMICALS (3.2%)
Air Products & Chemicals                           313,320                 25,397,719
Dow Chemical                                     1,594,161(e)              44,046,668
EI du Pont de Nemours & Co                       1,547,817                 52,114,999
                                                                   ------------------
Total                                                                     121,559,386
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.7%)
US Bancorp                                         300,438(e)               6,762,859
Wells Fargo & Co                                   817,317                 22,059,386
                                                                   ------------------
Total                                                                      28,822,245
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.4%)
Waste Management                                   478,168(e)              16,166,860
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (5.5%)
Hewlett-Packard                                  3,081,352(e)             158,720,441
IBM                                                417,265                 54,619,989
                                                                   ------------------
Total                                                                     213,340,430
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.4%)
Fluor                                              221,131                  9,959,740
Insituform Technologies Cl A                       198,410(b,e)             4,507,875
                                                                   ------------------
Total                                                                      14,467,615
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.5%)
CEMEX ADR                                        1,685,112(b,c,e)          19,918,024
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
SLM                                                526,708(b,e)             5,935,999
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.2%)
Bank of America                                  6,304,501(e)              94,945,785
JPMorgan Chase & Co                              1,580,318                 65,851,851
                                                                   ------------------
Total                                                                     160,797,636
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.6%)
AT&T                                             2,908,630                 81,528,899
CenturyTel                                         114,020                  4,128,664
Deutsche Telekom ADR                               826,432(c,e)            12,148,550
Qwest Communications Intl                        4,136,654                 17,415,313
Verizon Communications                           1,626,421(e)              53,883,328
Windstream                                         678,713(e)               7,459,056
                                                                   ------------------
Total                                                                     176,563,810
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.7%)
American Electric Power                            292,668                 10,181,919
FirstEnergy                                        212,568(e)               9,873,784
FPL Group                                          165,288(e)               8,730,512
                                                                   ------------------
Total                                                                      28,786,215
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.3%)
ABB ADR                                          2,543,461(b,c)            48,580,106
Cooper Inds Cl A                                   874,213                 37,276,442
Emerson Electric                                   753,739(e)              32,109,281
Hubbell Cl B                                       205,556(e)               9,722,799
                                                                   ------------------
Total                                                                     127,688,628
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.3%)
Tyco Electronics                                   517,734(c)              12,710,370
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.8%)
Baker Hughes                                       570,467(e)              23,092,504
Halliburton                                      1,071,901(e)              32,253,501
Schlumberger                                       399,757                 26,020,183
Tenaris ADR                                        379,746(c,e)            16,196,167
Transocean                                         607,671(b,c)            50,315,159
                                                                   ------------------
Total                                                                     147,877,514
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.4%)
Wal-Mart Stores                                  1,763,004                 94,232,564
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.2%)
Medtronic                                          217,047                  9,545,727
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.1%)
Carnival Unit                                    1,074,404(b)              34,047,863
Royal Caribbean Cruises                            272,612(b)               6,891,631
                                                                   ------------------
Total                                                                      40,939,494
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
DR Horton                                          437,335(e)               4,753,831
KB Home                                            255,046(e)               3,489,029
Pulte Homes                                        705,847(e)               7,058,471
                                                                   ------------------
Total                                                                      15,301,331
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.2%)
Clorox                                             769,692(e)              46,951,212
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.0%)
3M                                                 330,001(e)              27,281,183
McDermott Intl                                     801,978(b)              19,255,492
Tyco Intl                                          873,757(c)              31,175,649
                                                                   ------------------
Total                                                                      77,712,324
-------------------------------------------------------------------------------------

INSURANCE (7.7%)
ACE                                                851,975(b,c)            42,939,540
Allstate                                           331,762                  9,966,130
Aon                                                456,686(e)              17,509,341
Axis Capital Holdings                              368,565(c,e)            10,470,932
Endurance Specialty Holdings                       517,577(c,e)            19,269,392
Everest Re Group                                    75,901(c)               6,503,198
Lincoln Natl                                       370,134                  9,208,934
Loews                                              213,140                  7,747,639
Marsh & McLennan Companies                         705,184                 15,570,463
Montpelier Re Holdings                             503,610(c)               8,722,525
PartnerRe                                          185,013(c)              13,813,071
Travelers Companies                                759,066                 37,847,031
XL Capital Cl A                                  5,419,904(c,e)            99,346,840
                                                                   ------------------
Total                                                                     298,915,036
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (--%)
AOL                                                 19,723(b)                 459,151
-------------------------------------------------------------------------------------

IT SERVICES (1.4%)
Accenture Cl A                                     877,815(c)              36,429,323
Computer Sciences                                  306,785(b)              17,649,341
                                                                   ------------------
Total                                                                      54,078,664
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.8%)
Life Technologies                                  632,305(b,e)            33,025,290
Thermo Fisher Scientific                           732,728(b)              34,943,798
                                                                   ------------------
Total                                                                      67,969,088
-------------------------------------------------------------------------------------

MACHINERY (5.9%)
Caterpillar                                        713,317(e)              40,651,935
Deere & Co                                         413,927(e)              22,389,311
Eaton                                              518,983                 33,017,698
Illinois Tool Works                                817,505                 39,232,065
Ingersoll-Rand                                     832,763(c,e)            29,762,950
Parker Hannifin                                    624,178                 33,630,711
Stanley Works                                      538,950(e)              27,761,315
                                                                   ------------------
Total                                                                     226,445,985
-------------------------------------------------------------------------------------

MEDIA (0.7%)
Comcast Cl A                                       385,860                  6,505,600
Regal Entertainment Group Cl A                     873,116                 12,607,794
Time Warner                                        216,955(e)               6,322,069
                                                                   ------------------
Total                                                                      25,435,463
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
174  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                            SHARES                     VALUE(a)

METALS & MINING (2.2%)
Alcoa                                            1,422,624(e)             $22,932,699
Freeport-McMoRan Copper & Gold                      83,904(b,e)             6,736,652
Nucor                                              403,224(e)              18,810,400
Rio Tinto ADR                                       40,342(c)               8,689,263
United States Steel                                240,888(e)              13,277,747
Vale ADR                                           243,185(c,e)             7,059,661
Xstrata                                            315,227(b,c)             5,624,092
                                                                   ------------------
Total                                                                      83,130,514
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.5%)
Macy's                                           1,051,284                 17,619,520
Target                                             830,376(e)              40,165,287
                                                                   ------------------
Total                                                                      57,784,807
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.5%)
Dominion Resources                               1,185,382(e)              46,135,068
Sempra Energy                                      178,841(e)              10,011,519
                                                                   ------------------
Total                                                                      56,146,587
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.0%)
Anadarko Petroleum                                 376,360(e)              23,492,391
Apache                                             274,123                 28,281,270
BP ADR                                           1,146,578(c,e)            66,467,127
Cenovus Energy                                     303,058(c)               7,637,062
Chevron                                          1,004,491                 77,335,762
ConocoPhillips                                     988,886                 50,502,408
Devon Energy                                       192,419                 14,142,797
EnCana                                             308,123(c)               9,980,104
Exxon Mobil                                        735,220(e)              50,134,652
Marathon Oil                                     1,059,781                 33,086,363
Petroleo Brasileiro ADR                            583,865(c,e)            27,838,683
Pioneer Natural Resources                          282,920(e)              13,628,256
Spectra Energy                                     420,822(e)               8,631,059
Total ADR                                          204,322(c)              13,084,781
                                                                   ------------------
Total                                                                     424,242,715
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.7%)
Weyerhaeuser                                       621,059(e)              26,792,485
-------------------------------------------------------------------------------------

PHARMACEUTICALS (7.2%)
Bristol-Myers Squibb                             3,671,706(e)              92,710,577
Johnson & Johnson                                  512,737                 33,025,390
Merck & Co                                       2,516,341                 91,947,100
Pfizer                                           1,973,712                 35,901,821
Teva Pharmaceutical Inds ADR                       403,065(c)              22,644,192
                                                                   ------------------
Total                                                                     276,229,080
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.7%)
AvalonBay Communities                               48,986(e)               4,022,240
Equity Residential                                 115,979(e)               3,917,771
Pebblebrook Hotel Trust                            426,139(b)               9,379,320
ProLogis                                           275,681(e)               3,774,073
Rayonier                                            93,806(e)               3,954,861
Ventas                                              85,706(e)               3,748,780
                                                                   ------------------
Total                                                                      28,797,045
-------------------------------------------------------------------------------------

ROAD & RAIL (1.1%)
Burlington Northern Santa Fe                       222,268                 21,920,070
Union Pacific                                      303,597(e)              19,399,848
                                                                   ------------------
Total                                                                      41,319,918
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.1%)
Intel                                            4,651,685                 94,894,374
Microchip Technology                               536,551(e)              15,592,172
Taiwan Semiconductor Mfg ADR                     2,673,830(c,e)            30,588,615
Xilinx                                             732,042(e)              18,344,973
                                                                   ------------------
Total                                                                     159,420,134
-------------------------------------------------------------------------------------

SOFTWARE (1.8%)
Microsoft                                        1,699,589                 51,820,469
Oracle                                             663,474                 16,281,652
                                                                   ------------------
Total                                                                      68,102,121
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.8%)
Home Depot                                       1,742,487(e)              50,410,149
Staples                                            791,282(e)              19,457,624
                                                                   ------------------
Total                                                                      69,867,773
-------------------------------------------------------------------------------------

TOBACCO (4.5%)
Lorillard                                        1,837,418                147,416,046
Philip Morris Intl                                 525,378                 25,317,966
                                                                   ------------------
Total                                                                     172,734,012
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $3,241,868,179)                                                 $3,704,060,549
-------------------------------------------------------------------------------------



PREFERRED STOCKS (0.7%)
ISSUER                                            SHARES                     VALUE(a)
BANKING
Bank of America
 Cv                                              1,747,756(b)             $26,076,520
-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
(Cost: $26,216,340)                                                       $26,076,520
-------------------------------------------------------------------------------------





EQUITY-LINKED NOTES (1.2%)(H)
                                   COUPON            PRINCIPAL
ISSUER                              RATE               AMOUNT                VALUE(a)
Morgan Stanley
 Absolute Trigger Mandatory Exchangeable Nts
 04-22-10                             --%          $2,441,242,000(d,f)    $45,602,401
-------------------------------------------------------------------------------------
TOTAL EQUITY-LINKED NOTES
(Cost: $44,015,593)                                                       $45,602,401
-------------------------------------------------------------------------------------



BONDS (0.6%)
                                   COUPON            PRINCIPAL
ISSUER                              RATE               AMOUNT                VALUE(a)
AUTOMOTIVE (0.3%)
Ford Motor
 Cv
 11-15-16                           4.25%             $10,155,000         $12,772,452
-------------------------------------------------------------------------------------

WIRELINES (0.3%)
Qwest Communications Intl
 Cv
 11-15-25                           3.50               11,148,000          11,582,883
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $21,303,000)                                                       $24,355,335
-------------------------------------------------------------------------------------





MONEY MARKET FUND (3.2%)
                                                  SHARES                     VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%         122,127,629(g)           $122,127,629
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $122,127,629)                                                     $122,127,629
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (24.4%)
                                                  SHARES                     VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (0.2%)
JPMorgan Prime Money Market Fund                  6,781,875                $6,781,875
-------------------------------------------------------------------------------------




                                                        AMOUNT
                                     EFFECTIVE        PAYABLE AT
ISSUER                                 YIELD           MATURITY           VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (2.8%)
Antalis US Funding
 01-20-10                              0.23%          $7,996,780        $7,996,780
Arabella Finance LLC
 01-19-10                              0.65            9,994,222         9,994,222
Belmont Funding LLC
 01-04-10                              0.48            9,997,733         9,997,733
Cancara Asset Securitisation LLC
 01-20-10                              0.28           14,989,383        14,989,383
 02-12-10                              0.27            8,994,060         8,994,060
Ebbets Funding LLC
 01-07-10                              0.56            9,994,556         9,994,556
Grampian Funding LLC
 01-04-10                              0.25           14,996,458        14,996,458
 01-14-10                              0.27            9,997,975         9,997,975
Rhein-Main Securitisation
 02-16-10                              0.35           10,990,161        10,990,161
Versailles Commercial Paper LLC
 01-19-10                              0.35            9,996,792         9,996,792
                                                                      ------------
Total                                                                  107,948,120
----------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (19.6%)
Banco Bilbao Viz Argentaria, London
 03-01-10                              0.26           10,005,075        10,005,075
Banco Espirito Santo e Commerciale
 01-05-10                              0.38           35,000,000        35,000,000
 01-07-10                              0.47            9,999,086         9,999,086
Banco Popular Caisse d'Epargne
 02-16-10                              0.28            5,000,000         5,000,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  175

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

RiverSource VP - Diversified Equity Income Fund

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                        AMOUNT
                                     EFFECTIVE        PAYABLE AT
ISSUER                                 YIELD           MATURITY           VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Banco Popular Espanol
 01-06-10                              0.32%         $19,991,604       $19,991,604
 01-06-10                              0.33            9,995,327         9,995,327
 01-19-10                              0.40            5,000,000         5,000,000
 01-25-10                              0.41            4,998,178         4,998,178
Banco Santander Central Hispano
 02-10-10                              0.29           15,000,000        15,000,000
Bank of Austria
 01-15-10                              0.30           19,995,001        19,995,001
Bank of Tokyo Securities
 01-19-10                              0.30            5,000,066         5,000,066
 03-19-10                              0.29           20,000,000        20,000,000
 03-23-10                              0.29           15,000,000        15,000,000
Banque Federative du Credit Mutuel
 01-19-10                              0.35            2,997,319         2,997,319
 02-18-10                              0.33           14,987,361        14,987,361
 03-02-10                              0.28            4,996,425         4,996,425
Barclays Bank
 02-16-10                              0.36           10,000,000        10,000,000
Bayrische Hypo-Und Vereinsbank
 01-04-10                              0.50            9,000,000         9,000,000
Caisse Des Depots
 01-28-10                              0.27            9,993,105         9,993,105
 03-01-10                              0.28           14,989,507        14,989,507
 03-22-10                              0.25           14,990,839        14,990,839
Caixa Geral de Deposit
 01-08-10                              0.35           10,000,000        10,000,000
 03-04-10                              0.30           20,000,000        20,000,000
 03-15-10                              0.30            7,000,000         7,000,000
 03-15-10                              0.30            4,996,274         4,996,274
Clydesdale Bank
 01-07-10                              0.30            5,000,000         5,000,000
 02-08-10                              0.30           15,000,000        15,000,000
Commerzbank
 01-04-10                              0.18           10,000,000        10,000,000
 01-04-10                              0.23           14,997,030        14,997,030
Credit Industrial et Commercial
 01-13-10                              0.39           10,000,000        10,000,000
 03-04-10                              0.38            5,000,000         5,000,000
 03-10-10                              0.35            5,000,000         5,000,000
Den Danske Bank
 01-04-10                              0.25           15,000,000        15,000,000
Dexia Bank
 01-11-10                              0.40           24,990,837        24,990,837
 01-29-10                              0.40            9,996,557         9,996,557
Dexia Credit Local
 01-15-10                              0.39            7,000,000         7,000,000
Erste Bank der Oesterreichischen Sparkassen
 01-05-10                              0.23           10,000,000        10,000,000
Hong Kong Shanghai Bank Corp
 01-04-10                              0.29           20,000,000        20,000,000
Jyske Bank
 03-03-10                              0.41            9,989,874         9,989,874
 03-10-10                              0.44           14,983,518        14,983,518
KBC Bank
 01-14-10                              0.31            4,998,666         4,998,666
 01-25-10                              0.32           10,000,000        10,000,000
 01-29-10                              0.32           15,000,000        15,000,000
Macquarie Bank
 01-07-10                              0.28            4,999,728         4,999,728
Mizuho Corporate Bank
 02-19-10                              0.29           20,000,000        20,000,000
Natixis
 01-08-10                              0.30            9,997,417         9,997,417
Nederlandse Waterschapsbank
 03-01-10                              0.30           14,988,758        14,988,758
Norinchukin Bank
 01-19-10                              0.27            9,997,451         9,997,451
 02-17-10                              0.31           15,000,000        15,000,000
Nykredit Bank
 03-22-10                              0.44           17,500,000        17,500,000
 03-29-10                              0.43            5,000,000         5,000,000
Pohjola Bank
 03-15-10                              0.38            9,990,634         9,990,634
 03-15-10                              0.39            8,991,136         8,991,136
Raiffeisen Zentralbank Oesterreich
 01-05-10                              0.45            9,000,000         9,000,000
 01-06-10                              0.28           15,000,000        15,000,000
Royal Bank of Scotland
 01-22-10                              0.30            4,996,045         4,996,045
Skandanaviska Enskilda
 01-04-10                              0.40           10,000,000        10,000,000
Skandanaviska Enskilda Banken
 01-05-10                              0.40           35,000,000        35,000,000
State of Hessen
 01-04-10                              0.20           20,000,000        20,000,000
Sumitomo Mitsui Banking
 01-19-10                              0.34            5,000,000         5,000,000
 02-12-10                              0.31            5,000,000         5,000,000
 02-19-10                              0.31            5,000,000         5,000,000
 02-22-10                              0.31           14,500,000        14,500,000
Unicredito Italiano
 03-08-10                              0.34            9,991,413         9,991,413
                                                                      ------------
Total                                                                  755,844,231
----------------------------------------------------------------------------------

COMMERCIAL PAPER (0.5%)
Ebbets Funding LLC
 01-04-10                              0.48            9,998,133         9,998,133
KBC Financial Products
 01-11-10                              0.43           10,995,402        10,995,402
                                                                      ------------
Total                                                                   20,993,535
----------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (1.3%)(i)
Barclays Capital
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $14,000,331                           0.21           14,000,000        14,000,000
Morgan Stanley
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $20,000,583                           0.26           20,000,000        20,000,000
RBS Securities
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $15,000,604                           0.36           15,000,000        15,000,000
                                                                      ------------
Total                                                                   49,000,000
----------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $940,567,761)                                                  $940,567,761
----------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $4,396,098,502)                                              $4,862,790,195
==================================================================================






See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
176  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
NOTES TO PORTFOLIO OF INVESTMENTS



     ADR -- American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 17.06% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $45,602,401 or 1.18% of net assets.

(e) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(f)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $45,602,401, representing 1.18% of net assets. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES             COST
     -----------------------------------------------------------------
     Morgan Stanley
       Absolute Trigger Mandatory
       Exchangeable Nts
       --% 2010                             10-22-09       $44,015,593


(g) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(h) Equity-Linked Notes (ELNs) are notes created by a counterparty, typically an investment bank, that may bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities of third party issuers or the value of an index. The exchanged value may be limited to an amount less than the actual value of the underlying stocks or value of an index at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

(i) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

     BARCLAYS CAPITAL (0.21%)
     SECURITY DESCRIPTION                                                          VALUE(a)
     ---------------------------------------------------------------------------------------
     BCRR Trust                                                                   $2,336,505
     Bear Stearns Adjustable Rate Mortgage Trust                                     757,051
     Citigroup Commercial Mortgage Trust                                           1,111,090
     Greenwich Capital Commercial Funding Corp                                       958,606
     Granite Master Issuer PLC                                                     2,641,714
     JP Morgan Chase Commercial Mortgage Securities Corp                           3,475,290
     Morgan Stanley Capital I                                                      1,299,113
     Morgan Stanley Dean Witter Capital I                                          1,097,393
     WaMu Mortgage Pass Through Certificates                                       1,023,238
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                            $14,700,000
     ---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  177

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

RiverSource VP - Diversified Equity Income Fund

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)




     MORGAN STANLEY (0.26%)
     SECURITY DESCRIPTION                                                          VALUE(a)
     ---------------------------------------------------------------------------------------
     Citigroup/Deutsche Bank Commercial Mortgage Trust                              $561,390
     Citigroup Commercial Mortgage Trust                                          10,789,167
     Fannie Mae REMICS                                                               981,636
     Granite Master Issuer PLC                                                       918,795
     Nomura Asset Acceptance Corp                                                      8,448
     Paragon Mortgages PLC                                                           415,874
     Wachovia Bank Commercial Mortgage Trust                                       7,299,023
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                            $20,974,333
     ---------------------------------------------------------------------------------------



     RBS SECURITIES (0.36%)
     SECURITY DESCRIPTION                                                          VALUE(a)
     ---------------------------------------------------------------------------------------
     Banc of America Commercial Mortgage Inc                                         $10,498
     Banc of America Mortgage Securities Inc                                          67,948
     Banc of America Commercial Mortgage Inc                                          56,771
     Bear Stearns Adjustable Rate Mortgage Trust                                     588,204
     Bella Vista Mortgage Trust                                                       10,711
     Commercial Mortgage Pass Through Certificates                                    13,640
     Countrywide Home Loan Mortgage Pass Through Trust                                50,415
     Citigroup Commercial Mortgage Trust                                             909,632
     Commercial Mortgage Pass Through Certificates                                    15,330
     Greenwich Capital Commercial Funding Corp                                     1,745,061
     Credit Suisse First Boston Mortgage Securities Corp                              92,127
     Credit Suisse Mortgage Capital Certificates                                   1,021,276
     First Horizon Alternative Mortgage Securities                                     8,931
     GS Mortgage Securities Corp II                                                1,347,473
     Greenwich Capital Commercial Funding Corp                                     1,428,059
     Hampden CBO Ltd                                                                 530,815
     Harborview Mortgage Loan Trust                                                   12,227
     JP Morgan Mortgage Trust                                                         13,254
     JP Morgan Chase Commercial Mortgage Securities Corp                              53,430
     LB-UBS Commercial Mortgage Trust                                                 29,899
     Mellon Residential Funding Corp                                                  22,051
     MLCC Mortgage Investors Inc                                                         923
     Morgan Stanley Capital I                                                         14,600
     MortgageIT Trust                                                                 15,634
     Sequoia Mortgage Trust                                                           20,275
     Structured Adjustable Rate Mortgage Loan Trust                                   47,624
     Structured Asset Securities Corp                                                761,821
     Thornburg Mortgage Securities Trust                                               5,980
     280 Funding Corp                                                              5,249,876
     WaMu Mortgage Pass Through Certificates                                         616,502
     Wachovia Bank Commercial Mortgage Trust                                         908,128
     WaMu Mortgage Pass Through Certificates                                          80,904
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                            $15,750,019
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
178  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  179

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

RiverSource VP - Diversified Equity Income Fund

FAIR VALUE MEASUREMENTS (CONTINUED)




The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                              --------------------------------------------------------------------
                                                   LEVEL 1            LEVEL 2
                                                QUOTED PRICES          OTHER           LEVEL 3
                                                  IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                 MARKETS FOR        OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                   IDENTICAL ASSETS        INPUTS           INPUTS            TOTAL
------------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Metals & Mining                                       $--         $5,624,092         $--            $5,624,092
    All Other Industries(b)                     3,698,436,457                 --          --         3,698,436,457
  Preferred Stocks(b)                              26,076,520                 --          --            26,076,520
------------------------------------------------------------------------------------------------------------------
Total Equity Securities                         3,724,512,977          5,624,092          --         3,730,137,069
------------------------------------------------------------------------------------------------------------------
Bonds
  Corporate Debt Securities                                --         24,355,335          --            24,355,335
------------------------------------------------------------------------------------------------------------------
Total Bonds                                                --         24,355,335          --            24,355,335
------------------------------------------------------------------------------------------------------------------
Other
  Equity-Linked Notes                                      --         45,602,401          --            45,602,401
  Affiliated Money Marked Fund(c)                 122,127,629                 --          --           122,127,629
  Investments of Cash Collateral Received
    for Securities on Loan(d)                       6,781,875        933,785,886          --           940,567,761
------------------------------------------------------------------------------------------------------------------
Total Other                                       128,909,504        979,388,287          --         1,108,297,791
------------------------------------------------------------------------------------------------------------------
Total                                          $3,853,422,481     $1,009,367,714         $--        $4,862,790,195
------------------------------------------------------------------------------------------------------------------



(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) All industry classifications are identified in the Portfolio of Investments.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(d) Level 1 investments are comprised of the Unaffiliated Money Market Fund; Level 2 investments are comprised of all other short-term investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
180  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Dynamic Equity Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (94.9%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.1%)
Ceradyne                                                13,439(b,d)          $258,163
Cubic                                                    4,695(d)             175,124
General Dynamics                                        94,226(d)           6,423,386
GeoEye                                                   6,661(b,d)           185,709
Goodrich                                                33,909              2,178,653
ITT                                                     19,290(d)             959,485
Lockheed Martin                                         77,318              5,825,911
Northrop Grumman                                        82,132              4,587,072
Raytheon                                                98,527(d)           5,076,111
Rockwell Collins                                        18,253(d)           1,010,486
Triumph Group                                            2,444(d)             117,923
United Technologies                                     40,266(d)           2,794,863
                                                                      ---------------
Total                                                                      29,592,886
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
Air Transport Services Group                            26,290(b)              69,406
Atlas Air Worldwide Holdings                             6,082(b,d)           226,555
CH Robinson Worldwide                                   25,042(d)           1,470,716
FedEx                                                    6,274(d)             523,565
                                                                      ---------------
Total                                                                       2,290,242
-------------------------------------------------------------------------------------

AIRLINES (0.1%)
Alaska Air Group                                         8,765(b,d)           302,918
Allegiant Travel                                         6,010(b,d)           283,492
Hawaiian Holdings                                       31,450(b,d)           220,150
SkyWest                                                 38,152(d)             645,532
UAL                                                     20,263(b,d)           261,595
                                                                      ---------------
Total                                                                       1,713,687
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
ArvinMeritor                                            13,344(b)             149,186
Cooper Tire & Rubber                                    20,046(d)             401,922
Dana Holding                                            40,161(b,d)           435,345
Exide Technologies                                      30,351(b,d)           215,796
Goodyear Tire & Rubber                                  26,402(b)             372,268
Johnson Controls                                        35,633(d)             970,643
Spartan Motors                                          12,260                 69,024
Tenneco                                                 12,599(b,d)           223,380
                                                                      ---------------
Total                                                                       2,837,564
-------------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
Ford Motor                                             135,678(b,d)         1,356,780
Harley-Davidson                                         88,541(d)           2,231,233
                                                                      ---------------
Total                                                                       3,588,013
-------------------------------------------------------------------------------------

BEVERAGES (2.2%)
Brown-Forman Cl B                                       18,790              1,006,580
Coca-Cola                                              383,898             21,882,186
Coca-Cola Enterprises                                   86,245              1,828,394
Pepsi Bottling Group                                    41,023              1,538,363
PepsiCo                                                 70,959(d)           4,314,307
                                                                      ---------------
Total                                                                      30,569,830
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (0.9%)
Amgen                                                  188,794(b,d)        10,680,076
Cephalon                                                19,352(b,d)         1,207,758
Isis Pharmaceuticals                                    19,077(b)             211,755
Myriad Genetics                                         12,317(b,d)           321,474
PDL BioPharma                                           24,451(d)             167,734
                                                                      ---------------
Total                                                                      12,588,797
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Apogee Enterprises                                      11,967(d)             167,538
Insteel Inds                                            13,220(d)             171,860
Masco                                                   96,124(d)           1,327,472
                                                                      ---------------
Total                                                                       1,666,870
-------------------------------------------------------------------------------------

CAPITAL MARKETS (5.1%)
Apollo Investment                                        8,613                 82,082
Bank of New York Mellon                                304,352              8,512,725
BGC Partners Cl A                                       51,731(d)             238,997
Broadpoint Gleacher Securities                          13,037(b,d)            58,145
Franklin Resources                                      37,841              3,986,549
GFI Group                                               34,019(d)             155,467
Goldman Sachs Group                                    212,794             35,928,140
Greenhill & Co                                           2,425(d)             194,582
Intl Assets Holding                                      8,501(b)             123,605
Invesco                                                 70,373              1,653,062
Knight Capital Group Cl A                               11,585(b)             178,409
MF Global Holdings                                      27,179(b,c,d)         188,894
Morgan Stanley                                         435,944(d)          12,903,942
MVC Capital                                             14,603(d)             172,315
Oppenheimer Holdings Cl A                                3,329(d)             110,589
optionsXpress Holdings                                   5,516(d)              85,222
Penson Worldwide                                        22,254(b,d)           201,621
Prospect Capital                                         7,106(d)              83,922
State Street                                           127,175(d)           5,537,200
Stifel Financial                                         3,813(b,d)           225,882
SWS Group                                               15,741(d)             190,466
T Rowe Price Group                                      14,223(d)             757,375
                                                                      ---------------
Total                                                                      71,569,191
-------------------------------------------------------------------------------------

CHEMICALS (1.6%)
Air Products & Chemicals                                36,574              2,964,688
CF Inds Holdings                                        16,910              1,535,090
Dow Chemical                                           366,083(d)          10,114,873
Eastman Chemical                                        14,651(d)             882,576
EI du Pont de Nemours & Co                              59,516              2,003,904
Innophos Holdings                                        7,688                176,747
NewMarket                                                2,888(d)             331,456
Olin                                                    25,976(d)             455,100
OM Group                                                17,411(b,d)           546,531
PPG Inds                                                13,589                795,500
Sigma-Aldrich                                            9,681(d)             489,181
Solutia                                                 16,482(b,d)           209,321
Terra Inds                                               2,385                 76,773
WR Grace & Co                                           44,010(b,d)         1,115,654
                                                                      ---------------
Total                                                                      21,697,394
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.3%)
BancFirst                                                5,779(d)             214,054
BB&T                                                   122,711(d)           3,113,178
Comerica                                                51,838(d)           1,532,850
Fifth Third Bancorp                                    163,029(d)           1,589,533
First Horizon Natl                                     167,308(b,d)         2,241,925
KeyCorp                                                189,749(d)           1,053,107
Marshall & Ilsley                                      112,113(d)             611,016
PNC Financial Services Group                           224,558(d)          11,854,417
SunTrust Banks                                         136,965(d)           2,779,020
SVB Financial Group                                      3,402(b,d)           141,829
Trustmark                                               10,154(d)             228,871
UMB Financial                                            5,345(d)             210,326
US Bancorp                                              84,195              1,895,229
Wells Fargo & Co                                       669,698             18,075,149
Zions Bancorporation                                    42,599(d)             546,545
                                                                      ---------------
Total                                                                      46,087,049
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.3%)
Avery Dennison                                          26,470(d)             965,891
Herman Miller                                            6,650(d)             106,267
HNI                                                      9,948(d)             274,863
Kimball Intl Cl B                                       21,474(d)             182,958
Rollins                                                 10,768(d)             207,607
RR Donnelley & Sons                                     56,974              1,268,812
Steelcase Cl A                                          21,654(d)             137,719
United Stationers                                        5,357(b,d)           304,545
Viad                                                     7,691(d)             158,665
                                                                      ---------------
Total                                                                       3,607,327
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.3%)
3Com                                                   152,013(b)           1,140,098
Airvana                                                 23,721(b,d)           180,280
Cisco Systems                                          228,541(b,d)         5,471,272
Loral Space & Communications                             4,248(b,d)           134,279
Motorola                                               545,581              4,233,709
NETGEAR                                                 10,354(b,d)           224,578
Plantronics                                              5,035(d)             130,809


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  181

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Dynamic Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMMUNICATIONS EQUIPMENT (CONT.)
QUALCOMM                                               124,392(d)          $5,754,373
Tellabs                                                144,979(b)             823,481
                                                                      ---------------
Total                                                                      18,092,879
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (7.8%)
Apple                                                  359,627(b)          75,830,949
Dell                                                   362,750(b)           5,209,090
IBM                                                    123,652(d,e)        16,186,047
Lexmark Intl Cl A                                       76,612(b,d)         1,990,380
NetApp                                                 114,772(b)           3,947,009
Novatel Wireless                                        19,893(b,d)           158,547
Sun Microsystems                                        18,063(b)             169,250
Western Digital                                        101,757(b)           4,492,572
                                                                      ---------------
Total                                                                     107,983,844
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.3%)
Comfort Systems USA                                     15,155(d)             187,013
EMCOR Group                                             21,656(b,d)           582,546
Fluor                                                   40,659              1,831,281
Granite Construction                                    12,623(d)             424,890
Layne Christensen                                        3,743(b,d)           107,462
Michael Baker                                            4,389(b,d)           181,705
Tutor Perini                                            19,093(b,d)           345,201
                                                                      ---------------
Total                                                                       3,660,098
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.5%)
Advance America Cash Advance Centers                    12,263(d)              68,182
American Express                                        91,264(d)           3,698,018
Discover Financial Services                            156,230              2,298,143
SLM                                                    136,105(b,d)         1,533,903
                                                                      ---------------
Total                                                                       7,598,246
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                           41,101(d)           1,560,194
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group Cl A                                       31,820(b)           1,927,656
Corinthian Colleges                                     18,404(b,d)           253,423
Regis                                                    7,905                123,081
                                                                      ---------------
Total                                                                       2,304,160
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (3.2%)
Bank of America                                      2,036,202(d)          30,665,202
Citigroup                                            2,689,560              8,902,444
IntercontinentalExchange                                25,607(b,d)         2,875,666
KKR Financial Holdings LLC                             305,901              1,774,226
                                                                      ---------------
Total                                                                      44,217,538
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
AT&T                                                   788,949(d)          22,114,240
CenturyTel                                              60,778(d)           2,200,771
Neutral Tandem                                           9,513(b,d)           216,421
Qwest Communications Intl                              247,685              1,042,754
Verizon Communications                                 524,667             17,382,218
                                                                      ---------------
Total                                                                      42,956,404
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.0%)
Edison Intl                                             57,826              2,011,188
Exelon                                                  39,200              1,915,704
FirstEnergy                                             77,401              3,595,276
Progress Energy                                         58,808(d)           2,411,716
Southern                                               132,234              4,406,038
                                                                      ---------------
Total                                                                      14,339,922
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.2%)
Emerson Electric                                        62,608              2,667,101
EnerSys                                                 10,043(b)             219,640
GrafTech Intl                                           29,415(b,d)           457,403
                                                                      ---------------
Total                                                                       3,344,144
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.2%)
Agilent Technologies                                    58,374(b,d)         1,813,680
Anixter Intl                                            12,237(b,d)           576,363
Benchmark Electronics                                   23,694(b,d)           448,054
Corning                                                451,951              8,727,174
Insight Enterprises                                     23,189(b,d)           264,818
Jabil Circuit                                           52,679                915,034
Methode Electronics                                     15,895(d)             137,969
Plexus                                                   3,484(b,d)            99,294
SYNNEX                                                   8,317(b,d)           254,999
Tyco Electronics                                       117,059(c)           2,873,798
                                                                      ---------------
Total                                                                      16,111,183
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Baker Hughes                                            80,917(d)           3,275,520
Basic Energy Services                                   22,581(b,d)           200,971
BJ Services                                             75,028              1,395,521
Bristow Group                                            3,412(b,d)           131,191
Cal Dive Intl                                            8,878(b)              67,118
Complete Production Services                            14,615(b,d)           189,995
Diamond Offshore Drilling                               17,497(d)           1,722,055
Dril-Quip                                                2,994(b,d)           169,101
Ensco Intl ADR                                          83,186(c)           3,322,449
FMC Technologies                                        30,951(b)           1,790,206
GulfMark Offshore                                        6,113(b,d)           173,059
Halliburton                                             53,437              1,607,919
Key Energy Services                                     39,876(b,d)           350,709
Lufkin Inds                                              4,326(d)             316,663
Nabors Inds                                             89,602(b,c,d)       1,961,388
Natl Oilwell Varco                                     112,391              4,955,319
Noble                                                   31,187(c)           1,269,311
Parker Drilling                                         59,414(b,d)           294,099
Rowan Companies                                         47,606(b,d)         1,077,800
Smith Intl                                              18,764(d)             509,818
TETRA Technologies                                      18,177(b,d)           201,401
Weatherford Intl                                        29,126(b,c)           521,647
Willbros Group                                          12,022(b,d)           202,811
                                                                      ---------------
Total                                                                      25,706,071
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.1%)
Casey's General Stores                                   9,489(d)             302,889
Ingles Markets Cl A                                      8,288(d)             125,397
Pantry                                                   9,949(b,d)           135,207
Ruddick                                                  8,450(d)             217,419
SUPERVALU                                               17,896(d)             227,458
Walgreen                                               101,189              3,715,660
Wal-Mart Stores                                        418,697(d)          22,379,355
Whole Foods Market                                      62,368(b,d)         1,712,002
Winn-Dixie Stores                                       23,608(b,d)           237,024
                                                                      ---------------
Total                                                                      29,052,411
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.8%)
Archer-Daniels-Midland                                 146,772              4,595,430
Cal-Maine Foods                                          7,538(d)             256,895
ConAgra Foods                                           81,504              1,878,667
Darling Intl                                            20,481(b,d)           171,631
Dean Foods                                              47,605(b)             858,794
Diamond Foods                                            5,429(d)             192,947
Fresh Del Monte Produce                                 16,966(b,c,d)         374,949
Green Mountain Coffee Roasters                           4,433(b,d)           361,157
Lancaster Colony                                         2,887(d)             143,484
Sanderson Farms                                          4,681(d)             197,351
Sara Lee                                               183,562              2,235,785
                                                                      ---------------
Total                                                                      11,267,090
-------------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Laclede Group                                            5,287                178,542
New Jersey Resources                                     7,487(d)             280,014
Nicor                                                   17,869(d)             752,285
Questar                                                 39,934              1,660,056
                                                                      ---------------
Total                                                                       2,870,897
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Abaxis                                                   7,184(b,d)           183,551
Becton Dickinson & Co                                   39,572(d)           3,120,648
CR Bard                                                  8,989                700,243
ev3                                                     16,068(b,d)           214,347
ICU Medical                                              4,644(b,d)           169,227
Intuitive Surgical                                       6,417(b)           1,946,404
Medtronic                                               91,675(d)           4,031,868
Orthofix Intl                                            3,519(b,c)           108,983
St. Jude Medical                                        62,721(b)           2,306,878
                                                                      ---------------
Total                                                                      12,782,149
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.4%)
Aetna                                                  117,495              3,724,592
AMERIGROUP                                              23,809(b,d)           641,891
Cardinal Health                                        160,973              5,189,770
Centene                                                 12,445(b)             263,461
CIGNA                                                  219,022(d)           7,724,906
Coventry Health Care                                    47,432(b)           1,152,123


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
182  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HEALTH CARE PROVIDERS & SERVICES (CONT.)
HealthSpring                                            32,051(b,d)          $564,418
HMS Holdings                                             6,625(b,d)           322,571
Humana                                                  11,189(b,d)           491,085
Kindred Healthcare                                      27,742(b,d)           512,117
Magellan Health Services                                16,925(b,d)           689,355
McKesson                                                50,578              3,161,125
Molina Healthcare                                       11,390(b,d)           260,489
RehabCare Group                                          4,590(b,d)           139,674
Triple-S Management Cl B                                12,156(b,c,d)         213,946
UnitedHealth Group                                     433,331             13,207,929
Universal American Financial                            12,166(b,d)           142,342
WellCare Health Plans                                   15,382(b)             565,442
WellPoint                                              138,631(b)           8,080,801
                                                                      ---------------
Total                                                                      47,048,037
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
Allscripts-Misys Healthcare Solutions                   13,575(b,d)           274,622
Eclipsys                                                 8,911(b,d)           165,032
                                                                      ---------------
Total                                                                         439,654
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.7%)
Bally Technologies                                       8,445(b,d)           348,694
Starbucks                                              327,245(b,d)         7,546,270
Starwood Hotels & Resorts Worldwide                     12,982(d)             474,752
Wyndham Worldwide                                       92,220(d)           1,860,077
                                                                      ---------------
Total                                                                      10,229,793
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.7%)
American Greetings Cl A                                 14,339(d)             312,447
Black & Decker                                          21,537              1,396,244
DR Horton                                              148,086(d)           1,609,695
Harman Intl Inds                                        19,346                682,527
KB Home                                                 29,637(d)             405,434
Lennar Cl A                                             73,437(d)             937,790
Natl Presto Inds                                         2,790(d)             304,752
Newell Rubbermaid                                       22,190(d)             333,072
Pulte Homes                                            183,098(d)           1,830,980
Tupperware Brands                                       12,571(d)             585,431
Whirlpool                                               17,591(d)           1,418,890
                                                                      ---------------
Total                                                                       9,817,262
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.1%)
Clorox                                                  13,181                804,041
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.4%)
AES                                                    209,142(b)           2,783,680
Constellation Energy Group                              62,543              2,199,637
                                                                      ---------------
Total                                                                       4,983,317
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.2%)
General Electric                                     1,813,015             27,430,916
Seaboard                                                   195(d)             263,055
Textron                                                 65,096(d)           1,224,456
Tyco Intl                                               65,539(c)           2,338,432
                                                                      ---------------
Total                                                                      31,256,859
-------------------------------------------------------------------------------------

INSURANCE (4.6%)
AFLAC                                                   33,850              1,565,563
Allstate                                               423,531             12,722,872
American Physicians Capital                              2,569(d)              77,892
Amerisafe                                               11,339(b,d)           203,762
AmTrust Financial Services                               8,321                 98,354
Argo Group Intl Holdings                                 6,158(b,c)           179,444
Assurant                                                58,511              1,724,904
Chubb                                                   57,191(d)           2,812,653
Cincinnati Financial                                    31,518(d)             827,032
CNA Surety                                               6,309(b,d)            93,941
Conseco                                                 60,467(b,d)           302,335
eHealth                                                  5,000(b,d)            82,150
Employers Holdings                                      19,591(d)             300,526
Flagstone Reinsurance Holdings                           9,026(c)              98,744
FPIC Insurance Group                                     2,262(b,d)            87,358
Hartford Financial Services Group                      123,843              2,880,588
Horace Mann Educators                                   20,251(d)             253,138
Lincoln Natl                                           116,519              2,898,993
Max Capital Group                                       11,769(c)             262,449
Meadowbrook Insurance Group                             21,843(d)             161,638
MetLife                                                 88,212              3,118,294
Montpelier Re Holdings                                  17,595(c,d)           304,745
Natl Financial Partners                                 20,492(b)             165,780
Platinum Underwriters Holdings                          27,107(c,d)         1,037,927
Principal Financial Group                              140,243(d)           3,371,442
ProAssurance                                             8,576(b,d)           460,617
Progressive                                            229,516(b)           4,128,993
Prudential Financial                                    96,211              4,787,459
RLI                                                      3,126(d)             166,460
Safety Insurance Group                                   6,515(d)             236,038
SeaBright Insurance Holdings                             7,564(b,d)            86,910
Torchmark                                               30,449(d)           1,338,234
Tower Group                                              7,998                187,233
Travelers Companies                                    321,459             16,027,947
Unum Group                                              52,131(d)           1,017,597
Zenith Natl Insurance                                   11,022(d)             328,015
                                                                      ---------------
Total                                                                      64,398,027
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.2%)
Amazon.com                                              88,200(b)          11,864,663
NutriSystem                                             11,570(d)             360,637
priceline.com                                           17,595(b)           3,844,508
                                                                      ---------------
Total                                                                      16,069,808
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.6%)
EarthLink                                               62,369(d)             518,286
eBay                                                   283,755(b)           6,679,593
ModusLink Global Solutions                              26,578(b,d)           250,099
ValueClick                                               8,908(b,d)            90,149
Vistaprint                                               6,416(b,c,d)         363,531
                                                                      ---------------
Total                                                                       7,901,658
-------------------------------------------------------------------------------------

IT SERVICES (1.3%)
Affiliated Computer Services Cl A                       20,630(b)           1,231,405
Automatic Data Processing                               97,478(d)           4,174,008
Ciber                                                   42,960(b,d)           148,212
Cognizant Technology Solutions Cl A                     97,620(b)           4,422,185
Computer Sciences                                       71,774(b)           4,129,158
Convergys                                               65,189(b,d)           700,782
CSG Systems Intl                                        10,800(b)             206,172
Euronet Worldwide                                        9,886(b,d)           216,998
Fiserv                                                  28,356(b)           1,374,699
Heartland Payment Systems                                6,293(d)              82,627
SAIC                                                    69,260(b)           1,311,784
TeleTech Holdings                                        7,313(b)             146,479
Total System Services                                   11,825(d)             204,218
Wright Express                                          10,210(b,d)           325,291
                                                                      ---------------
Total                                                                      18,674,018
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Brunswick                                               24,516(d)             311,598
Eastman Kodak                                          140,627(b,d)           593,446
JAKKS Pacific                                           21,478(b,d)           260,313
Mattel                                                  35,382                706,933
Polaris Inds                                             2,814(d)             122,775
                                                                      ---------------
Total                                                                       1,995,065
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Life Technologies                                       45,786(b,d)         2,391,403
-------------------------------------------------------------------------------------

MACHINERY (1.0%)
Caterpillar                                             62,011(d)           3,534,008
Chart Inds                                              12,577(b,d)           208,149
Eaton                                                    8,759                557,248
EnPro Inds                                               3,957(b,d)           104,504
Flowserve                                               14,136              1,336,276
Force Protection                                        45,049(b)             234,705
Illinois Tool Works                                     58,488              2,806,839
Ingersoll-Rand                                          92,872(c,d)         3,319,245
Manitowoc                                               78,386(d)             781,508
Mueller Inds                                            14,959                371,582
NACCO Inds Cl A                                          4,002                199,300
Nordson                                                  5,144(d)             314,710
Terex                                                    5,556(b,d)           110,064
                                                                      ---------------
Total                                                                      13,878,138
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  183

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Dynamic Equity Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MEDIA (1.5%)
CBS Cl B                                               254,833(d)          $3,580,404
Gannett                                                104,953              1,558,552
Meredith                                                24,578(d)             758,231
Natl CineMedia                                          12,311(d)             203,993
New York Times Cl A                                     32,923(b)             406,928
News Corp Cl A                                         692,677(d)           9,482,749
Viacom Cl B                                            163,470(b)           4,859,963
WorldSpace Cl A                                        146,291(b,d)             3,438
                                                                      ---------------
Total                                                                      20,854,258
-------------------------------------------------------------------------------------

METALS & MINING (2.4%)
AK Steel Holding                                        50,070              1,068,995
Alcoa                                                  236,989(d)           3,820,263
Allegheny Technologies                                  53,994(d)           2,417,311
AM Castle & Co                                          12,753(d)             174,589
Brush Engineered Materials                               5,342(b,d)            99,041
Century Aluminum                                        10,906(b,d)           176,568
Freeport-McMoRan Copper & Gold                         171,402(b)          13,761,866
Haynes Intl                                              3,353(d)             110,548
Horsehead Holding                                       22,367(b,d)           285,179
Kaiser Aluminum                                          3,984(d)             165,814
Newmont Mining                                          81,867              3,873,127
Nucor                                                   57,147              2,665,908
Olympic Steel                                            7,466(d)             243,242
Royal Gold                                               5,306                249,913
RTI Intl Metals                                          8,041(b,d)           202,392
Timminco                                               277,094(b,c,d)         342,955
United States Steel                                     65,777(d)           3,625,628
Worthington Inds                                        17,984                235,051
                                                                      ---------------
Total                                                                      33,518,390
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Dillard's Cl A                                          15,827                292,008
Family Dollar Stores                                    64,912(d)           1,806,501
JC Penney                                               55,501(d)           1,476,882
Kohl's                                                  76,583(b)           4,130,121
Macy's                                                  96,323(d)           1,614,373
Nordstrom                                               45,125(d)           1,695,798
Sears Holdings                                          20,987(b,d)         1,751,365
                                                                      ---------------
Total                                                                      12,767,048
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.3%)
CH Energy Group                                          4,065(d)             172,844
Consolidated Edison                                     40,087(d)           1,821,152
PG&E                                                    53,593(d)           2,392,928
                                                                      ---------------
Total                                                                       4,386,924
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                  214,990              1,818,815
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (10.0%)
ATP Oil & Gas                                           13,472(b)             246,268
Bill Barrett                                             8,097(b)             251,898
Chevron                                                973,467             74,947,223
ConocoPhillips                                         521,630             26,639,644
CVR Energy                                               8,108(b,d)            55,621
Gran Tierra Energy                                      31,196(b,c)           178,753
Hess                                                    73,718(d)           4,459,939
Knightsbridge Tankers                                    6,119(c)              81,138
Marathon Oil                                           336,284             10,498,786
McMoRan Exploration                                     22,729(b,d)           182,287
Murphy Oil                                              45,793              2,481,981
Occidental Petroleum                                    79,034              6,429,416
Patriot Coal                                            12,380(b,d)           191,395
Penn Virginia                                            6,514(d)             138,683
Petroleum Development                                    5,708(b,d)           103,943
Pioneer Natural Resources                               21,027(d)           1,012,871
Range Resources                                         28,530(d)           1,422,221
Rosetta Resources                                       14,521(b,d)           289,404
Stone Energy                                             9,098(b,d)           164,219
Sunoco                                                  58,832(d)           1,535,515
Swift Energy                                            11,641(b,d)           278,918
Tesoro                                                  85,935(d)           1,164,419
USEC                                                    49,943(b,d)           192,281
Valero Energy                                          330,883(d)           5,542,290
Western Refining                                        19,486(b,d)            91,779
World Fuel Services                                     19,820(d)             530,978
                                                                      ---------------
Total                                                                     139,111,870
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.1%)
Clearwater Paper                                         2,327(b,d)           127,915
Intl Paper                                               8,977                240,404
MeadWestvaco                                            43,250(d)           1,238,247
Schweitzer-Mauduit Intl                                  4,193(d)             294,978
                                                                      ---------------
Total                                                                       1,901,544
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (--%)
Nu Skin Enterprises Cl A                                 9,922                266,604
-------------------------------------------------------------------------------------

PHARMACEUTICALS (11.8%)
Abbott Laboratories                                    205,759             11,108,928
Allergan                                                25,764(d)           1,623,390
Auxilium Pharmaceuticals                                 8,810(b)             264,124
Bristol-Myers Squibb                                   229,878(d)           5,804,420
Forest Laboratories                                    128,182(b)           4,115,924
Johnson & Johnson                                      643,711             41,461,426
King Pharmaceuticals                                    61,372(b,d)           753,034
Merck & Co                                             635,067             23,205,348
Mylan                                                   51,014(b,d)           940,188
Par Pharmaceutical Companies                             9,514(b)             257,449
Pfizer                                               3,959,827(e)          72,029,253
ViroPharma                                              31,858(b)             267,289
Watson Pharmaceuticals                                  25,567(b)           1,012,709
                                                                      ---------------
Total                                                                     162,843,482
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.1%)
Administaff                                              9,901(d)             233,565
Heidrick & Struggles Intl                                7,331(d)             229,020
ICF Intl                                                 4,692(b,d)           125,746
Kelly Services Cl A                                     15,660(b,d)           186,824
Korn/Ferry Intl                                         14,884(b,d)           245,586
Spherion                                                17,075(b,d)            95,962
TrueBlue                                                19,857(b,d)           294,081
                                                                      ---------------
Total                                                                       1,410,784
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (0.1%)
Anworth Mtge Asset                                      24,681(d)             172,767
Capstead Mtge                                           35,904                490,089
Getty Realty                                             4,371(d)             102,850
MFA Financial                                           58,593(d)             430,659
                                                                      ---------------
Total                                                                       1,196,365
-------------------------------------------------------------------------------------

ROAD & RAIL (0.2%)
Arkansas Best                                           13,159(d)             387,269
CSX                                                     31,732              1,538,685
Ryder System                                            23,177(d)             954,197
                                                                      ---------------
Total                                                                       2,880,151
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Amkor Technology                                        45,928(b,d)           328,844
Analog Devices                                          50,089              1,581,811
Atheros Communications                                   6,291(b,d)           215,404
Broadcom Cl A                                          147,210(b,d)         4,629,755
Intel                                                  669,701             13,661,901
MEMC Electronic Materials                               52,775(b,d)           718,796
Micron Technology                                      288,955(b,d)         3,051,365
Monolithic Power Systems                                 9,292(b,d)           222,729
NetLogic Microsystems                                    5,070(b,d)           234,538
NVIDIA                                                 192,324(b,d)         3,592,612
OmniVision Technologies                                 19,650(b)             285,515
Sigma Designs                                           12,679(b)             135,665
Silicon Image                                           72,130(b,d)           186,095
Teradyne                                                18,491(b,d)           198,408
Texas Instruments                                      219,606(d)           5,722,932
Zoran                                                   16,155(b,d)           178,513
                                                                      ---------------
Total                                                                      34,944,883
-------------------------------------------------------------------------------------

SOFTWARE (3.2%)
Informatica                                             13,636(b,d)           352,627
Intuit                                                  53,976(b,d)         1,657,603
Microsoft                                            1,189,769             36,276,057
MicroStrategy Cl A                                       1,817(b,d)           170,834
Pegasystems                                              5,548(d)             188,632
Red Hat                                                 65,796(b)           2,033,096
Rovi                                                     9,902(b,d)           315,577
Salesforce.com                                          34,433(b)           2,540,122
Take-Two Interactive Software                           24,772(b,d)           248,959
Taleo Cl A                                               8,540(b)             200,861
TIBCO Software                                          35,236(b)             339,323


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
184  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
SOFTWARE (CONT.)
TiVo                                                    21,852(b)            $222,453
Ultimate Software Group                                  4,948(b,d)           145,323
                                                                      ---------------
Total                                                                      44,691,467
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (3.1%)
Abercrombie & Fitch Cl A                                42,552(d)           1,482,937
AnnTaylor Stores                                        12,488(b,d)           170,336
Asbury Automotive Group                                 18,325(b,d)           211,287
AutoNation                                              66,146(b,d)         1,266,696
AutoZone                                                 9,860(b)           1,558,570
Bed Bath & Beyond                                       59,048(b,d)         2,281,024
Best Buy                                                39,604(d)           1,562,774
Big 5 Sporting Goods                                     8,568(d)             147,198
Brown Shoe                                              16,965(d)             167,445
Cato Cl A                                               11,568(d)             232,054
Children's Place Retail Stores                           6,548(b,d)           216,149
Collective Brands                                       12,794(b,d)           291,319
Dress Barn                                              21,079(b,d)           486,925
Gap                                                     83,996              1,759,716
Genesco                                                  9,723(b)             266,994
Group 1 Automotive                                      11,988(b,d)           339,860
Gymboree                                                 3,759(b,d)           163,479
hhgregg                                                  5,707(b,d)           125,725
Home Depot                                             689,287             19,941,072
Hot Topic                                               31,608(b,d)           201,027
Jo-Ann Stores                                            9,150(b,d)           331,596
Jos A Bank Clothiers                                     4,536(b,d)           191,374
Limited Brands                                          64,190(d)           1,235,016
Lowe's Companies                                        86,987              2,034,626
Lumber Liquidators Holdings                              4,392(b,d)           117,706
Men's Wearhouse                                         18,901(d)             398,055
Office Depot                                            87,281(b)             562,962
OfficeMax                                               28,426(b,d)           360,726
O'Reilly Automotive                                     22,846(b,d)           870,890
Pacific Sunwear of California                           28,322(b,d)           112,722
RadioShack                                              46,005                897,098
Rent-A-Center                                           20,379(b,d)           361,116
Sherwin-Williams                                        34,033(d)           2,098,134
Sonic Automotive Cl A                                    9,105                 94,601
Stage Stores                                            11,781(d)             145,613
Tiffany & Co                                             6,560(d)             282,080
Wet Seal Cl A                                           41,566(b,d)           143,403
                                                                      ---------------
Total                                                                      43,110,305
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Carter's                                                11,707(b,d)           307,309
Coach                                                   57,496              2,100,330
Crocs                                                   23,031(b,d)           132,428
Deckers Outdoor                                          1,490(b,d)           151,563
Fossil                                                  10,534(b,d)           353,521
Fuqi Intl                                                2,935(b,c,d)          52,683
Iconix Brand Group                                      11,158(b)             141,149
Jones Apparel Group                                     39,808                639,316
Nike Cl B                                               66,620(d)           4,401,584
Skechers USA Cl A                                        8,040(b,d)           236,456
VF                                                       4,459(d)             326,577
Warnaco Group                                            9,192(b,d)           387,810
                                                                      ---------------
Total                                                                       9,230,726
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (--%)
Freddie Mac                                             61,112(b,d)            89,835
Ocwen Financial                                         18,886(b,d)           180,739
                                                                      ---------------
Total                                                                         270,574
-------------------------------------------------------------------------------------

TOBACCO (--%)
Alliance One Intl                                       30,732(b,d)           149,972
Universal                                                6,500(d)             296,465
                                                                      ---------------
Total                                                                         446,437
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
Fastenal                                                 4,849(d)             201,912
H&E Equipment Services                                  23,958(b,d)           251,320
United Rentals                                          13,868(b,d)           136,045
                                                                      ---------------
Total                                                                         589,277
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
Sprint Nextel                                        1,049,681(b,d)         3,841,833
Syniverse Holdings                                      20,748(b,d)           362,675
USA Mobility                                            13,522(d)             148,877
                                                                      ---------------
Total                                                                       4,353,385
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $1,199,015,028)                                                 $1,322,136,449
-------------------------------------------------------------------------------------



EXCHANGE TRADED FUNDS (4.5%)
                                                       SHARES                VALUE(a)
iShares MSCI EAFE Index Fund                           357,935            $19,793,806
iShares MSCI Emerging Markets Index Fund               659,108(d)          27,352,981
Vanguard Emerging Markets ETF                          106,321              4,359,161
Vanguard Europe Pacific ETF                            318,814             10,903,439
-------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(Cost: $59,972,424)                                                       $62,409,387
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.2%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              3,010,945(f)          $3,010,945
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $3,010,945)                                                         $3,010,945
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (23.6%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (--%)
JPMorgan Prime Money Market Fund                       322,800               $322,800
-------------------------------------------------------------------------------------





                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)

ASSET-BACKED COMMERCIAL PAPER (3.7%)
Antalis US Funding
 01-20-10                            0.23%           $4,997,988            $4,997,988
Arabella Finance LLC
 01-19-10                            0.65             4,997,111             4,997,111
Belmont Funding LLC
 01-04-10                            0.48             4,998,867             4,998,867
Cancara Asset Securitisation LLC
 01-20-10                            0.28            10,992,214            10,992,214
Ebbets Funding LLC
 01-05-10                            0.48             4,999,067             4,999,067
 01-07-10                            0.56             4,997,278             4,997,278
Grampian Funding LLC
 01-04-10                            0.25             4,998,819             4,998,819
 01-14-10                            0.27             9,997,975             9,997,975
                                                                      ---------------
Total                                                                      50,979,319
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (16.4%)
Banco Espirito Santo e Commerciale
 01-07-10                            0.47             4,999,543             4,999,543
Banco Popular Espanol
 01-19-10                            0.40             5,000,000             5,000,000
 01-25-10                            0.41             4,998,178             4,998,178
Banco Santander Central Hispano
 02-10-10                            0.29             6,000,000             6,000,000
Bank of Tokyo Securities
 03-23-10                            0.29             4,000,000             4,000,000
Banque Federative Du Credit Mutuel
 03-02-10                            0.28             4,996,425             4,996,425
Barclays Bank
 02-16-10                            0.36             1,000,000             1,000,000
Bayrische Hypo-Und Vereinsbank
 02-01-10                            0.43             5,000,000             5,000,000
Caisse Des Depots
 01-28-10                            0.27             2,997,931             2,997,931
 03-01-10                            0.28             6,995,103             6,995,103
Caixa Geral de Deposit
 01-08-10                            0.35             5,000,000             5,000,000
 03-04-10                            0.30             8,000,000             8,000,000
 03-15-10                            0.30             2,000,000             2,000,000
Clydesdale Bank
 02-08-10                            0.30             5,000,000             5,000,000
Commerzbank
 01-04-10                            0.18             5,000,000             5,000,000
 01-04-10                            0.23             4,999,010             4,999,010
Credit Industrial et Commercial
 01-13-10                            0.39             5,000,000             5,000,000
 03-04-10                            0.38             5,000,000             5,000,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  185

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Dynamic Equity Fund

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Den Danske Bank
 01-04-10                            0.25%          $15,000,000           $15,000,000
Dexia Bank
 01-11-10                            0.40             9,996,335             9,996,335
 01-29-10                            0.40             4,998,278             4,998,278
Erste Bank der Oesterreichischen Sparkassen
 01-05-10                            0.23             5,000,000             5,000,000
Hong Kong Shanghai Bank Corp
 01-04-10                            0.29             5,000,000             5,000,000
Jyske Bank
 03-03-10                            0.41             4,994,937             4,994,937
KBC Bank
 01-19-10                            0.33             5,000,000             5,000,000
Mizuho Corporate Bank
 01-25-10                            0.32            10,000,000            10,000,000
Nederlandse Waterschapsbank
 03-01-10                            0.30             9,992,506             9,992,506
Norinchukin Bank
 01-19-10                            0.27             2,499,363             2,499,363
 02-17-10                            0.31            10,000,000            10,000,000
Nykredit Bank
 01-05-10                            0.45            11,000,000            11,000,000
 03-22-10                            0.44             5,000,000             5,000,000
 03-29-10                            0.43             1,000,000             1,000,000
Raiffeisen Zentralbank Oesterreich
 01-06-10                            0.28            15,000,000            15,000,000
State of Hessen
 01-04-10                            0.20            15,000,000            15,000,000
Sumitomo Mitsui Banking
 02-19-10                            0.31            10,000,000            10,000,000
 02-22-10                            0.31             3,500,000             3,500,000
                                                                      ---------------
Total                                                                     228,967,609
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (1.1%)
BTM Capital
 01-22-10                            0.40             9,989,666             9,989,666
KBC Financial Products
 01-11-10                            0.43             4,997,910             4,997,910
                                                                      ---------------
Total                                                                      14,987,576
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (2.4%)(G)
Barclays Capital
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $30,000,708                         0.21            30,000,000            30,000,000
Goldman Sachs
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $2,042,545                          0.01             2,042,543             2,042,543
Morgan Stanley
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $2,000,058                          0.26             2,000,000             2,000,000
                                                                      ---------------
Total                                                                      34,042,543
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $329,299,847)                                                     $329,299,847
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,591,298,244)                                                 $1,716,856,628
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2009



                                                         NUMBER OF                                  UNREALIZED
                                                         CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                   LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
S&P 500 Index                                               37         $10,273,975   March 2010         $(55,915)



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  --   American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 1.39% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) At Dec. 31, 2009, investments in securities included securities valued at $3,072,750 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.


--------------------------------------------------------------------------------
186  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(g) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

     BARCLAYS CAPITAL (0.21%)
     SECURITY DESCRIPTION                                                          VALUE(a)
     ---------------------------------------------------------------------------------------
     BCRR Trust                                                                   $5,006,797
     Bear Stearns Adjustable Rate Mortgage Trust                                   1,622,253
     Citigroup Commercial Mortgage Trust                                           2,380,908
     Granite Master Issuer PLC                                                     5,660,815
     Greenwich Capital Commercial Funding Corp                                     2,054,155
     JP Morgan Chase Commercial Mortgage Securities Corp                           7,447,050
     Morgan Stanley Capital I                                                      2,783,814
     Morgan Stanley Dean Witter Capital I                                          2,351,556
     WaMu Mortgage Pass Through Certificates                                       2,192,652
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                            $31,500,000



     GOLDMAN SACHS & CO (0.01%)
     SECURITY DESCRIPTION                                                          VALUE(a)
     ---------------------------------------------------------------------------------------
     Fannie Mae Discount Notes                                                      $273,604
     Federal Home Loan Mtge Corp                                                     921,210
     Federal Natl Mtge Assn                                                          439,314
     Freddie Mac Discount Notes                                                      449,270
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                             $2,083,398



     MORGAN STANLEY (0.26%)
     SECURITY DESCRIPTION                                                          VALUE(a)
     ---------------------------------------------------------------------------------------
     Citigroup Commercial Mortgage Trust                                          $1,078,917
     Citigroup/Deutsche Bank Commercial Mortgage Trust                                56,139
     Fannie Mae REMICS                                                                98,164
     Granite Master Issuer PLC                                                        91,879
     Nomura Asset Acceptance Corp                                                        845
     Paragon Mortgages PLC                                                            41,587
     Wachovia Bank Commercial Mortgage Trust                                         729,902
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                             $2,097,433
     ---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  187

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Dynamic Equity Fund


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
188  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                    FAIR VALUE AT DEC. 31, 2009
                                                   ------------------------------------------------------------
                                                        LEVEL 1         LEVEL 2
                                                     QUOTED PRICES       OTHER        LEVEL 3
                                                       IN ACTIVE      SIGNIFICANT   SIGNIFICANT
                                                      MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS     INPUTS        INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                                  $1,322,136,449            $--       $--      $1,322,136,449
---------------------------------------------------------------------------------------------------------------
Total Equity Securities                              1,322,136,449             --        --       1,322,136,449
---------------------------------------------------------------------------------------------------------------
Other
  Exchange Traded Funds                                 62,409,387             --        --          62,409,387
  Affiliated Money Market Fund(b)                        3,010,945             --        --           3,010,945
  Investments of Cash Collateral Received for
    Securities on Loan(c)                                  322,800    328,977,047        --         329,299,847
---------------------------------------------------------------------------------------------------------------
Total Other                                             65,743,132    328,977,047        --         394,720,179
---------------------------------------------------------------------------------------------------------------
Investments in Securities                            1,387,879,581    328,977,047        --       1,716,856,628
Other Financial Instruments(d)                             (55,915)            --        --             (55,915)
---------------------------------------------------------------------------------------------------------------
Total                                               $1,387,823,666   $328,977,047       $--      $1,716,800,713
---------------------------------------------------------------------------------------------------------------



(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(c) Level 1 investments are comprised of the Unaffiliated Money Market Fund; Level 2 investments are comprised of all other short-term investments.
(d) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  189

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Global Bond Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (96.2%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ARGENTINA (0.2%)
Republic of Argentina
 Sr Unsecured
 09-12-13                             7.00%            $2,622,000          $2,383,398
 12-15-35                             0.00              4,700,000(i)          302,210
                                                                      ---------------
Total                                                                       2,685,608
-------------------------------------------------------------------------------------

AUSTRALIA (1.4%)
Australia & New Zealand Banking Group
 (Australian Dollar)
 11-08-11                             6.50              1,180,000           1,076,658
New South Wales Treasury
 (Australian Dollar)
 05-01-12                             6.00             19,630,000          17,984,453
Telstra
 Sr Unsecured
 04-01-12                             6.38              1,050,000           1,141,133
Westpac Banking
 (Australian Dollar) Sr Unsub
 09-24-12                             7.25              1,700,000           1,571,210
Woodside Finance
 11-10-14                             4.50              1,655,000(d)        1,666,760
                                                                      ---------------
Total                                                                      23,440,214
-------------------------------------------------------------------------------------

AUSTRIA (1.5%)
Republic of Austria
 (European Monetary Unit)
 07-15-14                             4.30             16,625,000          25,412,315
-------------------------------------------------------------------------------------

BELGIUM (1.6%)
Fortis Bank
 (European Monetary Unit) Sr Unsecured
 05-30-14                             4.50              1,910,000           2,830,376
Kingdom of Belgium
 (European Monetary Unit)
 03-28-10                             3.00              9,140,000          13,148,221
 09-28-12                             5.00              6,635,000          10,300,989
                                                                      ---------------
Total                                                                      26,279,586
-------------------------------------------------------------------------------------

BRAZIL (2.0%)
Banco Nacional de Desenvolvimento Economico e Social
 06-10-19                             6.50              1,960,000(d)        2,091,548
Banco Nacional de Desenvolvimento Economico e Social
 Sr Unsecured
 06-16-18                             6.37              1,165,000(d)        1,248,006
Centrais Eletricas Brasileiras
 Sr Unsecured
 07-30-19                             6.88              1,025,000(d)        1,112,325
Federative Republic of Brazil
 01-15-18                             8.00              1,563,056           1,783,446
Federative Republic of Brazil
 (Brazilian Real)
 01-05-16                            12.50              2,400,000           1,555,938
Federative Republic of Brazil
 Sr Unsecured
 10-14-19                             8.88                335,000             432,150
 01-07-41                             5.63              1,000,000             937,500
Nota do Tesouro Nacional
 (Brazilian Real) Series F
 01-01-12                            10.00              1,970,000          11,483,190
 01-01-13                            10.00              2,242,900          12,721,734
                                                                      ---------------
Total                                                                      33,365,837
-------------------------------------------------------------------------------------

CANADA (2.8%)
Anadarko Finance
 Series B
 05-01-11                             6.75              1,145,000           1,209,958
Canadian Natural Resources
 Sr Unsecured
 05-15-17                             5.70              2,765,000           2,954,116
Canadian Pacific Railway
 (Canadian Dollar) Sr Unsecured
 06-15-10                             4.90                395,000(d)          382,229
Cascades
 Sr Nts
 12-15-17                             7.75              2,230,000(d)        2,266,238
Devon Financing
 09-30-11                             6.88                355,000             385,642
EnCana
 Sr Unsecured
 11-01-11                             6.30                 95,000             102,176
Govt of Canada
 (Canadian Dollar)
 06-01-18                             4.25              6,100,000           6,127,882
Molson Coors Capital Finance
 09-22-10                             4.85              2,300,000           2,369,524
Nexen
 Sr Unsecured
 05-15-37                             6.40                625,000             629,698
Nova Chemicals
 Sr Unsecured
 11-01-16                             8.38                695,000(d)          705,425
 11-01-19                             8.63                585,000(d)          595,238
Province of British Columbia
 (Canadian Dollar)
 06-18-14                             5.30              5,890,000           6,154,799
Province of Ontario
 (Canadian Dollar)
 03-08-14                             5.00             11,085,000          11,439,929
Province of Quebec
 (Canadian Dollar)
 12-01-17                             4.50              5,800,000           5,727,447
Royal Bank of Canada
 (European Monetary Unit) Sr Unsecured
 01-18-13                             3.25              2,235,000           3,265,281
Toronto-Dominion Bank
 (European Monetary Unit) Sr Unsecured
 05-14-15                             5.38              2,100,000           3,294,026
                                                                      ---------------
Total                                                                      47,609,608
-------------------------------------------------------------------------------------

COLOMBIA (0.3%)
Ecopetrol
 Sr Unsecured
 07-23-19                             7.63                855,000(n)          947,768
Republic of Colombia
 09-18-37                             7.38              1,350,000(n)        1,471,500
Republic of Colombia
 Sr Unsecured
 03-18-19                             7.38                950,000(n)        1,075,875
 01-18-41                             6.13              1,365,000(n)        1,268,859
                                                                      ---------------
Total                                                                       4,764,002
-------------------------------------------------------------------------------------

CZECH REPUBLIC (0.1%)
Czech Republic
 (Czech Koruna)
 06-16-13                             3.70             42,800,000           2,395,026
-------------------------------------------------------------------------------------

DENMARK (0.7%)
Danske Bank
 (European Monetary Unit)
 03-16-10                             0.77              1,450,000(h)        2,075,840
Nykredit Realkredit
 (Danish Krone)
 04-01-28                             5.00             33,578,096           6,606,406
Nykredit Realkredit
 (European Monetary Unit)
 01-01-10                             5.00              2,170,000           3,106,552
                                                                      ---------------
Total                                                                      11,788,798
-------------------------------------------------------------------------------------

EL SALVADOR (--%)
Republic of El Salvador
 Sr Unsecured
 01-24-23                             7.75                760,000(d)          809,400
-------------------------------------------------------------------------------------

FRANCE (4.4%)
BNP Paribas
 (European Monetary Unit) Sr Sub Nts
 12-17-12                             5.25              1,965,000           3,009,019
Caisse Refinance Hypothe
 (European Monetary Unit)
 10-11-10                             4.38              3,150,000           4,620,660
Compagnie de Financement Foncier
 (European Monetary Unit)
 06-25-10                             5.63              3,830,000           5,601,250
Credit Agricole
 (European Monetary Unit) Sr Unsecured
 06-24-13                             6.00              1,950,000           3,075,184


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
190  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
FRANCE (CONT.)
Electricite de France
 (European Monetary Unit) Sr Unsecured
 02-05-18                             5.00%             1,450,000          $2,217,942
France Telecom
 (European Monetary Unit) Sr Unsecured
 02-21-17                             4.75              3,435,000           5,123,844
Govt of France
 (European Monetary Unit)
 04-25-12                             5.00              3,060,000           4,724,745
 04-25-13                             4.00             19,285,000          29,339,430
 10-25-16                             5.00              9,220,000          14,748,737
Veolia Environnement
 (European Monetary Unit) Sr Unsecured
 01-16-17                             4.38              1,050,000           1,519,054
                                                                      ---------------
Total                                                                      73,979,865
-------------------------------------------------------------------------------------

GERMANY (5.5%)
Bayerische Landesbank
 (Japanese Yen)
 04-22-13                             1.40            576,000,000           6,262,982
Bundesrepublik Deutschland
 (European Monetary Unit)
 07-04-10                             5.25                790,000           1,157,127
 07-04-19                             3.50              5,000,000           7,262,107
 07-04-27                             6.50             14,240,000          26,417,479
 07-04-28                             4.75              7,710,000          11,908,919
 07-04-34                             4.75             14,925,000          23,165,207
Deutsche Pfandbriefbank
 (European Monetary Unit) Series G6
 01-15-10                             5.50              4,460,000           6,395,432
Landwirtschaftliche Rentenbank
 (Australian Dollar)
 06-15-11                             5.75              3,530,000           3,197,671
Rheinische Hypothekenbank
 (European Monetary Unit) Series 803
 07-05-10                             5.75              4,210,000(d)        6,165,364
                                                                      ---------------
Total                                                                      91,932,288
-------------------------------------------------------------------------------------

GREECE (2.3%)
Hellenic Republic
 (European Monetary Unit)
 03-20-11                             3.80             11,400,000          16,312,010
 08-20-12                             4.10              7,865,000          11,120,895
Hellenic Republic
 (European Monetary Unit) Sr Unsub
 10-22-22                             5.90              7,975,000          11,351,777
                                                                      ---------------
Total                                                                      38,784,682
-------------------------------------------------------------------------------------

INDONESIA (1.0%)
Govt of Indonesia
 (Indonesian Rupiah)
 05-15-16                            10.75         51,710,000,000           5,880,124
Govt of Indonesia
 (Indonesian Rupiah) Series FR43
 07-15-22                            10.25         53,607,000,000           5,636,138
Perusahaan Penerbit SBSN
 04-23-14                             8.80               $465,000(d)          538,085
Republic of Indonesia
 Sr Unsecured
 01-17-18                             6.88              2,080,000(d,n)      2,288,000
 02-17-37                             6.63              1,095,000(d)        1,073,100
 01-17-38                             7.75                610,000(d)          686,250
                                                                      ---------------
Total                                                                      16,101,697
-------------------------------------------------------------------------------------

IRELAND (0.1%)
GE Capital UK Funding
 (British Pound)
 04-26-10                             5.88                955,000           1,559,135
-------------------------------------------------------------------------------------

ITALY (4.2%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 01-15-10                             3.00             11,180,000          16,018,573
 04-15-12                             4.00              6,060,000           9,068,678
 08-01-15                             3.75              2,410,000           3,569,470
 02-01-19                             4.25              6,880,000          10,156,537
 11-01-26                             7.25             10,675,191          19,996,881
 11-01-27                             6.50              3,300,000           5,762,737
Intesa Sanpaolo
 (European Monetary Unit) Sr Unsecured
 12-19-13                             5.38              1,200,000           1,863,630
Italy Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 07-01-12                             2.50              2,650,000           3,829,965
Telecom Italia Capital
 11-15-13                             5.25                370,000             389,163
                                                                      ---------------
Total                                                                      70,655,634
-------------------------------------------------------------------------------------

JAPAN (11.1%)
Bayer Holding
 (Japanese Yen)
 06-28-12                             1.96            130,000,000           1,391,576
Development Bank of Japan
 (Japanese Yen)
 06-20-12                             1.40          1,227,000,000          13,511,845
Govt of Japan CPI Linked
 (Japanese Yen)
 03-10-18                             1.40          1,218,176,000(g)       12,679,319
Govt of Japan
 (Japanese Yen)
 09-20-17                             1.70          2,938,000,000          33,412,756
 12-20-22                             1.40          1,213,000,000          12,645,310
 09-20-24                             2.10            150,000,000           1,679,309
 12-20-26                             2.10          2,833,000,000          31,099,344
 09-20-29                             2.10          1,075,000,000          11,585,765
 12-20-34                             2.40            765,000,000           8,508,352
 03-20-39                             2.30            420,000,000           4,559,879
Govt of Japan
 (Japanese Yen) Series 239
 06-20-12                             1.40          1,695,600,000          18,765,679
Govt of Japan
 (Japanese Yen) Series 244
 12-20-12                             1.00          2,539,500,000          27,908,630
Govt of Japan
 (Japanese Yen) Series 267
 12-20-14                             1.30            716,000,000           7,990,155
                                                                      ---------------
Total                                                                     185,737,919
-------------------------------------------------------------------------------------

KAZAKHSTAN (--%)
KazMunaiGaz Finance
 07-02-18                             9.13                750,000(d,n)        821,423
-------------------------------------------------------------------------------------

LUXEMBOURG (0.2%)
Expro Finance Luxembourg
 Sr Secured
 12-15-16                             8.50              1,996,000(d)        1,954,137
Gaz Capital for Gazprom
 Sr Unsecured
 11-22-16                             6.21                600,000(d)          576,000
Gaz Capital
 Secured
 08-16-37                             7.29                570,000(d)          530,100
                                                                      ---------------
Total                                                                       3,060,237
-------------------------------------------------------------------------------------

MALAYSIA (0.5%)
Petronas Capital
 05-22-12                             7.00              1,895,000(d)        2,081,504
 05-22-12                             7.00                315,000             345,996
 08-12-19                             5.25              5,725,000(d)        5,710,638
                                                                      ---------------
Total                                                                       8,138,138
-------------------------------------------------------------------------------------

MEXICO (1.4%)
Mexican Fixed Rate Bonds
 (Mexican Peso) Series M-10
 12-17-15                             8.00            199,680,000          15,557,574
Mexican Fixed Rate Bonds
 (Mexican Peso) Series MI-10
 12-19-13                             8.00             79,600,000           6,272,535
Pemex Project Funding Master Trust
 03-01-18                             5.75              1,813,000           1,833,171
United Mexican States
 Sr Unsecured
 09-27-34                             6.75                315,000             332,325
                                                                      ---------------
Total                                                                      23,995,605
-------------------------------------------------------------------------------------

NETHERLANDS (3.9%)
Allianz Finance II
 (European Monetary Unit)
 11-23-16                             4.00                750,000           1,083,766
BMW Finance
 (European Monetary Unit)
 09-19-13                             8.88              1,950,000           3,315,317
Deutsche Telekom Intl Finance
 (British Pound)
 12-09-10                             6.25              1,190,000           1,997,221
Deutsche Telekom Intl Finance
 (European Monetary Unit)
 01-19-15                             4.00              3,755,000           5,476,230


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  191

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
NETHERLANDS (CONT.)
E.ON Intl Finance
 (European Monetary Unit)
 10-02-17                             5.50%             1,040,000          $1,638,133
Govt of Netherlands
 (European Monetary Unit)
 07-15-12                             5.00              9,420,000          14,596,447
 07-15-13                             4.25              8,141,000          12,513,231
 07-15-16                             4.00              6,155,000           9,309,258
ING Groep
 (European Monetary Unit) Sr Unsecured
 05-31-17                             4.75              3,125,000           4,520,186
Nederlandse Waterschapsbank
 (British Pound) Sr Unsub
 06-07-10                             5.38              2,150,000           3,540,226
Rabobank Nederland
 (European Monetary Unit) Sr Unsub
 04-04-12                             4.13              2,290,000           3,431,912
Telefonica Europe
 09-15-10                             7.75             $3,725,000           3,896,752
                                                                      ---------------
Total                                                                      65,318,679
-------------------------------------------------------------------------------------

NEW ZEALAND (0.8%)
Govt of New Zealand
 (New Zealand Dollar)
 04-15-13                             6.50             17,730,000          13,424,824
-------------------------------------------------------------------------------------

NORWAY (1.6%)
Eksportfinans
 (British Pound) Sr Unsecured
 09-06-10                             6.00              3,070,000           5,088,604
Govt of Norway
 (Norwegian Krone)
 05-16-11                             6.00            102,045,000          18,457,810
Kommunalbanken
 (British Pound) Sr Unsecured
 01-28-10                             4.75              2,070,000           3,355,221
                                                                      ---------------
Total                                                                      26,901,635
-------------------------------------------------------------------------------------

PHILIPPINE ISLANDS (0.3%)
Power Sector Assets & Liabilities
 05-27-19                             7.25              2,600,000(d)        2,788,500
Republic of Philippines
 01-14-31                             7.75              1,645,000(n)        1,854,738
Republic of Philippines
 Sr Unsecured
 10-23-34                             6.38                300,000(n)          294,000
                                                                      ---------------
Total                                                                       4,937,238
-------------------------------------------------------------------------------------

POLAND (1.3%)
Govt of Poland
 (Polish Zloty)
 04-25-13                             5.25             22,290,000           7,774,683
Govt of Poland
 (Polish Zloty) Series 1017
 10-25-17                             5.25             24,160,000           7,989,386
Govt of Poland
 (Polish Zloty) Series 310
 03-24-10                             5.75             15,425,000           5,418,360
                                                                      ---------------
Total                                                                      21,182,429
-------------------------------------------------------------------------------------

QATAR (0.3%)
Ras Laffan Liquefied Natural Gas
 Sr Secured
 09-30-14                             5.50                890,000(d,n)        937,610
State of Qatar
 Sr Nts
 04-09-19                             6.55              1,750,000(d)        1,919,319
 01-20-20                             5.25              1,365,000(d)        1,371,825
                                                                      ---------------
Total                                                                       4,228,754
-------------------------------------------------------------------------------------

RUSSIA (0.3%)
Russian Federation
 03-31-30                             7.50              4,356,900(d,n)      4,912,405
TransCapitalInvest for Transneft
 Secured
 03-05-14                             5.67                670,000(d)          675,047
                                                                      ---------------
Total                                                                       5,587,452
-------------------------------------------------------------------------------------

SOUTH AFRICA (0.4%)
Republic of South Africa
 (South African Rand) Sr Unsecured
 12-21-14                             8.75             44,890,000           6,138,086
-------------------------------------------------------------------------------------

SOUTH KOREA (0.6%)
Export-Import Bank of Korea
 Sr Unsecured
 01-21-14                             8.13              3,430,000           3,986,518
Export-Import Bank of Korea
 Sr Unsecured
 01-14-15                             5.88              1,450,000           1,559,125
Korea Development Bank
 (Japanese Yen) Sr Unsecured
 06-28-10                             0.87            400,000,000           4,255,599
                                                                      ---------------
Total                                                                       9,801,242
-------------------------------------------------------------------------------------

SPAIN (2.3%)
AyT Cedulas Cajas Global
 (European Monetary Unit)
 06-14-18                             4.25              4,900,000           6,683,344
Caja de Ahorros y Monte de Piedad de Madrid
 (European Monetary Unit)
 03-25-11                             3.50              5,800,000           8,444,502
Govt of Spain
 (European Monetary Unit)
 07-30-17                             5.50              6,350,000          10,235,470
Instituto de Credito Oficial
 (Australian Dollar)
 03-08-11                             5.50              3,840,000           3,457,090
Santander Intl Debt
 (European Monetary Unit) Bank Guaranteed
 04-11-11                             5.13              5,000,000           7,448,482
Telefonica Emisiones SAU
 (European Monetary Unit)
 02-02-16                             4.38              1,850,000           2,705,252
                                                                      ---------------
Total                                                                      38,974,140
-------------------------------------------------------------------------------------

SUPRA-NATIONAL (0.7%)
Corp Andina de Fomento
 Sr Unsecured
 06-04-19                             8.13              2,420,000           2,764,595
European Investment Bank
 (British Pound) Sr Unsecured
 12-07-11                             5.50              5,310,000           9,198,896
                                                                      ---------------
Total                                                                      11,963,491
-------------------------------------------------------------------------------------

SWEDEN (1.7%)
Govt of Sweden
 (Swedish Krona)
 05-05-14                             6.75            120,900,000          19,890,791
Govt of Sweden
 (Swedish Krona) Series 1045
 03-15-11                             5.25             57,980,000           8,574,644
                                                                      ---------------
Total                                                                      28,465,435
-------------------------------------------------------------------------------------

TUNISIA (0.2%)
Banque Centrale de Tunisie
 (Japanese Yen)
 08-02-10                             3.30            360,000,000           3,863,598
-------------------------------------------------------------------------------------

TURKEY (0.3%)
Republic of Turkey
 04-03-18                             6.75                696,000             752,550
 06-05-20                             7.00              1,330,000           1,449,700
 03-17-36                             6.88                860,000             875,050
Republic of Turkey
 Sr Unsecured
 07-14-17                             7.50                950,000           1,078,250
 11-07-19                             7.50                225,000             253,969
                                                                      ---------------
Total                                                                       4,409,519
-------------------------------------------------------------------------------------

UNITED KINGDOM (3.5%)
MetLife of Connecticut
 05-24-12                             0.93            400,000,000           4,032,667
SABMiller
 Sr Unsecured
 01-15-14                             5.70              3,340,000(d)        3,608,396
United Kingdom Treasury
 (British Pound)
 03-07-19                             4.50              8,350,000          13,930,742
 03-07-25                             5.00              2,565,000           4,397,310
 12-07-27                             4.25              5,750,000           9,057,912
 03-07-36                             4.25              4,860,000           7,591,910
 12-07-38                             4.75              6,200,000          10,555,148
 12-07-49                             4.25              3,450,000           5,497,735
                                                                      ---------------
Total                                                                      58,671,820
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
192  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

UNITED STATES (36.1%)
AmeriCredit Automobile Receivables Trust
 Series 2007-DF Cl A3A (AGM)
 07-06-12                             5.49%              $982,873(l)         $993,298
Anadarko Petroleum
 Sr Unsecured
 09-15-16                             5.95                540,000             584,116
Anheuser-Busch InBev Worldwide
 01-15-14                             7.20              5,015,000(d)        5,687,818
Ashland
 06-01-17                             9.13                605,000(d,n)        663,988
AT&T
 Sr Unsecured
 02-15-39                             6.55              6,945,000           7,317,682
Ball
 09-01-16                             7.13                 90,000(n)           92,250
 03-15-18                             6.63                250,000             247,500
 09-01-19                             7.38                 95,000              97,613
Bank of America
 (British Pound) Sr Unsecured
 02-02-11                             0.69              2,850,000(h)        4,513,532
Bank of America
 Sr Unsecured
 05-01-18                             5.65              7,245,000           7,372,774
Bear Stearns Commercial Mtge Securities
 Series 2003-T10 Cl A1
 03-13-40                             4.00                124,838(f)          125,949
BellSouth
 Sr Unsecured
 10-15-11                             6.00              2,525,000           2,730,323
BMW Vehicle Lease Trust
 Series 2009-1 Cl A2
 04-15-11                             2.04              4,900,000           4,926,506
CC Holdings GS V LLC/Crown Castle GS III
 Sr Secured
 05-01-17                             7.75              2,445,000(d)        2,603,925
CenterPoint Energy Houston Electric LLC
 Series U
 03-01-14                             7.00              1,690,000           1,929,731
CenterPoint Energy Resources
 Sr Unsecured
 02-15-11                             7.75              2,575,000           2,723,315
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                             8.00              1,325,000(d)        1,361,438
Chesapeake Energy
 06-15-15                             6.38                375,000             367,500
 01-15-16                             6.63              1,065,000           1,054,350
Citibank Credit Card Issuance Trust
 (European Monetary Unit) Series 2001-A4 Cl A4
 04-10-13                             5.38              3,550,000           5,194,651
CitiFinancial Auto Issuance Trust
 Series 2009-1 Cl A2
 11-15-12                             1.83             15,250,000(d)       15,249,822
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
 05-15-43                             4.39                152,229(f)          152,068
Citigroup
 (European Monetary Unit) Sr Unsecured
 08-02-19                             5.00              1,905,000           2,558,388
Citigroup
 Sr Unsecured
 05-15-18                             6.13                720,000(n)          723,894
Citigroup/Deutsche Bank Commercial Mtge Trust
 Series 2005-CD1 Cl ASB
 07-15-44                             5.22              1,075,000(f)        1,100,063
Cleveland Electric Illuminating
 1st Mtge
 11-15-18                             8.88              2,450,000           3,024,770
Clorox
 Sr Unsecured
 03-01-13                             5.00                 55,000              58,784
Colorado Interstate Gas
 Sr Unsecured
 11-15-15                             6.80              5,731,000           6,327,397
Comcast
 03-15-11                             5.50              3,450,000           3,603,948
 07-01-39                             6.55              3,920,000(n)        4,109,602
Commercial Mtge Pass-Through Ctfs
 Series 2006-CN2A Cl BFL
 02-05-19                             0.54                450,000(d,f,h)      342,619
ConAgra Foods
 Sr Unsecured
 09-15-11                             6.75                250,000             269,919
Credit Suisse First Boston Mtge Securities
 Series 2004-C1 Cl A4
 01-15-37                             4.75              4,225,000(f)        4,171,813
Credit Suisse First Boston Mtge Securities
 Series 2004-C2 Cl A1
 05-15-36                             3.82                114,634(f)          113,174
Credit Suisse First Boston Mtge Securities
 Series 2002-CKS4 Cl A1
 11-15-36                             4.49                925,688(f)          941,721
Credit Suisse First Boston Mtge Securities
 Series 2005-C4 Cl A1
 08-15-38                             4.77                324,733(f)          325,407
Cricket Communications
 Sr Secured
 05-15-16                             7.75                986,000(n)          983,535
CSC Holdings LLC
 Sr Unsecured
 04-15-14                             8.50                680,000(d,n)        724,200
 02-15-19                             8.63                495,000(d)          530,888
DaVita
 03-15-13                             6.63              1,915,000(n)        1,919,788
Del Monte
 Sr Sub Nts
 10-15-19                             7.50              1,110,000(d)        1,143,300
Denbury Resources
 03-01-16                             9.75                885,000             944,738
Detroit Edison
 Sr Secured
 10-01-13                             6.40              2,375,000           2,623,468
DISH DBS
 10-01-14                             6.63              1,276,000(n)        1,287,165
 02-01-16                             7.13              1,160,000           1,184,650
Dow Chemical
 (European Monetary Unit) Sr Unsecured
 05-27-11                             4.63              1,505,000           2,194,701
Dow Chemical
 Sr Unsecured
 05-15-19                             8.55              2,210,000(n)        2,636,849
Dr Pepper Snapple Group
 12-21-11                             1.70              4,230,000           4,226,000
DTE Energy
 Sr Unsecured
 06-01-11                             7.05                375,000             397,310
 05-15-14                             7.63              3,275,000           3,656,066
Duke Energy Indiana
 1st Mtge
 08-15-38                             6.35              1,770,000           1,935,187
Dunkin Securitization
 Series 2006-1 Cl A2 (AMBAC)
 06-20-31                             5.78              2,125,000(d,l)      2,048,819
El Paso
 Sr Unsecured
 12-12-13                            12.00              1,305,000(n)        1,526,850
 06-15-14                             6.88                410,000             409,697
Erac USA Finance
 10-15-17                             6.38              5,050,000(d)        5,269,871
Exelon
 Sr Unsecured
 06-15-10                             4.45              2,350,000           2,388,822
Federal Home Loan Mtge Corp #A11799
 08-01-33                             6.50                 66,643(f)           71,849
Federal Home Loan Mtge Corp #A15881
 11-01-33                             5.00                622,704(f)          643,346
Federal Home Loan Mtge Corp #C02873
 05-01-37                             6.50              1,905,249(f)        2,041,189
Federal Home Loan Mtge Corp #E01377
 05-01-18                             4.50                323,917(f)          337,364
Federal Home Loan Mtge Corp #E91326
 09-01-17                             6.50                 65,111(f)           70,156
Federal Home Loan Mtge Corp #E99967
 10-01-18                             5.00                362,661(f)          383,663
Federal Home Loan Mtge Corp #G01535
 04-01-33                             6.00                588,220(f)          638,768
Federal Natl Mtge Assn
 10-15-14                             4.63             10,950,000(n)       11,864,216
 11-15-30                             6.63              9,850,000(n)       11,837,809
Federal Natl Mtge Assn #254632
 02-01-18                             5.50                869,596(f)          925,955
Federal Natl Mtge Assn #254686
 04-01-18                             5.50              1,019,349(f)        1,087,006
Federal Natl Mtge Assn #254722
 05-01-18                             5.50                533,700(f)          569,123
Federal Natl Mtge Assn #255079
 02-01-19                             5.00              3,138,359(f)        3,306,451


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  193

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Federal Natl Mtge Assn #255377
 08-01-34                             7.00%              $288,103(f)         $317,286
Federal Natl Mtge Assn #440730
 12-01-28                             6.00                408,959(f)          443,010
Federal Natl Mtge Assn #555417
 05-01-33                             6.00                702,088(f)          751,234
Federal Natl Mtge Assn #555528
 04-01-33                             6.00              1,160,478(f)        1,240,261
Federal Natl Mtge Assn #555531
 06-01-33                             5.50              1,667,570(f)        1,752,686
Federal Natl Mtge Assn #555734
 07-01-23                             5.00                386,410(f)          401,438
Federal Natl Mtge Assn #555740
 08-01-18                             4.50                177,881(f)          185,358
Federal Natl Mtge Assn #555851
 01-01-33                             6.50              2,589,680(f)        2,800,091
Federal Natl Mtge Assn #575487
 04-01-17                             6.50                179,729(f)          195,058
Federal Natl Mtge Assn #621581
 12-01-31                             6.50                224,100(f)          244,732
Federal Natl Mtge Assn #631315
 02-01-17                             5.50                114,857(f)          123,395
Federal Natl Mtge Assn #639965
 08-01-17                             6.00                389,890(f)          420,929
Federal Natl Mtge Assn #640996
 05-01-32                             7.50                191,723(f)          216,357
Federal Natl Mtge Assn #646147
 06-01-32                             7.00                133,224(f)          149,717
Federal Natl Mtge Assn #652284
 08-01-32                             6.50                155,122(f)          167,629
Federal Natl Mtge Assn #653145
 07-01-17                             6.00                 69,148(f)           74,681
Federal Natl Mtge Assn #654121
 09-01-17                             6.00                261,073(f)          281,672
Federal Natl Mtge Assn #655589
 08-01-32                             6.50                605,254(f)          662,580
Federal Natl Mtge Assn #666424
 08-01-32                             6.50                127,510(f)          137,790
Federal Natl Mtge Assn #670461
 11-01-32                             7.50                 76,555(f)           86,391
Federal Natl Mtge Assn #684595
 03-01-33                             6.00                401,669(f)          429,284
Federal Natl Mtge Assn #687583
 04-01-33                             6.00              1,282,965(f)        1,377,021
Federal Natl Mtge Assn #688034
 03-01-33                             5.50                173,393(f)          184,336
Federal Natl Mtge Assn #688691
 03-01-33                             5.50                248,932(f)          261,638
Federal Natl Mtge Assn #720786
 09-01-33                             5.50                783,308(f)          823,290
Federal Natl Mtge Assn #725162
 02-01-34                             6.00              1,268,440(f)        1,354,853
Federal Natl Mtge Assn #725232
 03-01-34                             5.00                602,627(f)          620,925
Federal Natl Mtge Assn #725424
 04-01-34                             5.50              3,320,996(f)        3,490,505
Federal Natl Mtge Assn #735029
 09-01-13                             5.32                485,753(f)          517,193
Federal Natl Mtge Assn #735591
 06-01-35                             5.00              5,701,382(f)        5,869,157
Federal Natl Mtge Assn #735883
 03-01-33                             6.00              3,996,693(f)        4,332,866
Federal Natl Mtge Assn #739474
 10-01-33                             5.50                387,639(f)          412,431
Federal Natl Mtge Assn #741850
 09-01-33                             5.50              1,161,624(f)        1,220,916
Federal Natl Mtge Assn #745257
 01-01-36                             6.00              1,392,657(f)        1,488,494
Federal Natl Mtge Assn #745283
 01-01-36                             5.50              3,785,101(f,p)      3,975,933
Federal Natl Mtge Assn #748110
 10-01-33                             6.50              1,388,371(f,p)      1,497,705
Federal Natl Mtge Assn #753507
 12-01-18                             5.00              1,066,839(f)        1,127,471
Federal Natl Mtge Assn #755498
 11-01-18                             5.50                680,678(f)          726,131
Federal Natl Mtge Assn #756799
 11-01-33                             6.50                337,749(f)          364,695
Federal Natl Mtge Assn #756844
 02-01-19                             5.00                253,529(f)          266,791
Federal Natl Mtge Assn #757299
 09-01-19                             4.50              1,869,612(f,p)      1,944,025
Federal Natl Mtge Assn #759336
 01-01-34                             6.00              2,918,356(f)        3,158,272
Federal Natl Mtge Assn #765946
 02-01-34                             5.50              5,232,377(f)        5,499,446
Federal Natl Mtge Assn #783646
 06-01-34                             5.50                480,722(f)          505,259
Federal Natl Mtge Assn #791393
 10-01-19                             5.50              1,338,390(f)        1,426,805
Federal Natl Mtge Assn #794298
 09-01-19                             5.50              1,040,236(f)        1,108,954
Federal Natl Mtge Assn #886292
 07-01-36                             7.00              2,615,484(f)        2,876,417
Federal Natl Mtge Assn #888120
 10-01-35                             5.00              4,881,119(f)        5,018,655
Federal Natl Mtge Assn #933478
 03-01-23                             5.00              4,697,465(f)        4,914,303
Federal Natl Mtge Assn #948012
 11-01-37                             6.00              8,828,723(f)        9,365,343
Forest Oil
 Sr Nts
 02-15-14                             8.50              1,085,000(d,n)      1,133,825
GE Capital Commercial Mtge
 Series 2005-C1 Cl A5
 06-10-48                             4.77                500,000(f)          479,452
General Electric Capital Assurance
 Series 2003-1 Cl A4
 05-12-35                             5.25              1,099,430(d,f)      1,113,507
General Electric Capital
 (New Zealand Dollar) Sr Unsecured
 02-04-10                             6.63              6,190,000           4,498,400
General Electric Capital
 Sr Unsecured
 01-10-39                             6.88              2,130,000           2,199,619
Georgia-Pacific LLC
 05-01-16                             8.25              1,170,000(d,n)      1,240,200
Goldman Sachs Group
 (European Monetary Unit) Sr Unsecured
 05-02-18                             6.38              1,125,000           1,776,677
Govt Natl Mtge Assn #604708
 10-15-33                             5.50                465,275(f)          490,959
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2002-80 Cl CI
 01-20-32                            42.42                105,053(e,f)          2,272
Greenwich Capital Commercial Funding
 Series 2003-C1 Cl A3
 07-05-35                             3.86              2,325,000(f)        2,350,226
Greenwich Capital Commercial Funding
 Series 2004-GG1 Cl A5
 06-10-36                             4.88                500,000(f)          506,216
Greif
 Sr Unsecured
 02-01-17                             6.75                625,000             612,500
GS Mtge Securities II
 Series 2007-EOP Cl J
 03-06-20                             1.08              2,400,000(d,f,h)    1,970,900
GS Mtge Securities II
 Series 2007-GG10 Cl F
 08-10-45                             5.81              1,475,000(f)          175,906
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-1 Cl A4
 04-19-34                             4.77              3,663,278(f,h)      3,382,310
HCA
 Sr Secured
 02-15-17                             9.88                960,000(d,n)      1,046,400
HCA
 Sr Secured Pay-in-kind
 11-15-16                             9.63                 42,000(j)           45,465
Hertz Vehicle Financing LLC
 Series 2009-2A Cl A1
 03-25-14                             4.26              5,100,000(d)        5,095,664
HJ Heinz Finance
 07-15-11                             6.63              1,605,000           1,723,431
 08-01-39                             7.13              1,465,000(d)        1,656,238
HSBC Finance
 (British Pound) Sr Unsecured
 01-22-10                             6.13                590,000             955,337
Indiana Michigan Power
 Sr Unsecured
 03-15-19                             7.00              7,973,000           8,897,363
INVISTA
 Sr Unsecured
 05-01-12                             9.25              1,427,000(d)        1,448,405


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
194  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Jarden
 05-01-16                             8.00%            $1,270,000          $1,311,275
JPMorgan Chase Commercial Mtge Securities
 Series 2003-LN1 Cl A1
 10-15-37                             4.13              2,451,277(f)        2,457,053
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A1
 03-12-39                             3.97                134,322(f)          136,117
JPMorgan Chase Commercial Mtge Securities
 Series 2003-ML1A Cl A2
 03-12-39                             4.77              1,625,000(f)        1,634,153
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP6 Cl ASB
 04-15-43                             5.49              2,650,000(f)        2,648,332
JPMorgan Chase Commercial Mtge Securities
 Series 2006-LDP7 Cl ASB
 04-15-45                             5.87              2,800,000(f)        2,737,188
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl A4
 02-12-51                             5.79              3,150,000(f)        2,747,849
JPMorgan Chase Commercial Mtge Securities
 Series 2007-CB20 Cl E
 02-12-51                             6.20              1,700,000(d,f)        326,631
K Hovnanian Enterprises
 Sr Secured
 10-15-16                            10.63              1,430,000(d)        1,494,350
Kerr-McGee
 09-15-11                             6.88              2,605,000           2,803,806
Kraft Foods
 Sr Unsecured
 02-11-13                             6.00                315,000             337,809
 08-11-17                             6.50                640,000             694,432
 02-01-18                             6.13                845,000             888,553
 01-26-39                             6.88              1,350,000           1,418,351
L-3 Communications
 07-15-13                             6.13                960,000             969,600
L-3 Communications
 Series B
 10-15-15                             6.38              1,719,000           1,725,446
Lamar Media
 04-01-14                             9.75                540,000(n)          596,025
 08-15-15                             6.63              1,120,000           1,086,400
LB-UBS Commercial Mtge Trust
 Series 2004-C2 Cl A3
 03-15-29                             3.97                650,000(f)          633,140
LB-UBS Commercial Mtge Trust
 Series 2006-C4 Cl AAB
 06-15-32                             5.86                925,000(f)          935,670
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                             6.88              2,530,000(b,m)        524,975
Liberty Media LLC
 Sr Unsecured
 05-15-13                             5.70                624,000             594,360
Mellon Funding
 (British Pound)
 11-08-11                             6.38              1,240,000           2,139,785
Merrill Lynch & Co
 (British Pound) Sr Unsub
 09-24-10                             5.13                700,000           1,141,069
Metropolitan Life Global Funding 1
 (European Monetary Unit) Sr Secured
 01-27-11                             4.63              1,720,000           2,819,558
MGM MIRAGE
 Sr Secured
 11-15-17                            11.13                950,000(d)        1,054,500
MGM MIRAGE
 Sr Unsecured
 03-01-18                            11.38              1,415,000(d)        1,266,425
Morgan Stanley Capital I
 Series 2004-HQ4 Cl A5
 04-14-40                             4.59                690,000(f)          682,223
Morgan Stanley Capital I
 Series 2006-T23 Cl AAB
 08-12-41                             5.80                775,000(f)          800,246
Morgan Stanley
 (British Pound) Sr Unsecured
 04-11-11                             7.50              1,785,000           3,027,827
Morgan Stanley
 (European Monetary Unit) Sr Unsecured
 10-02-17                             5.50              2,475,000           3,604,759
Morgan Stanley
 Sr Unsecured
 04-01-18                             6.63                610,000             659,512
Nalco
 Sr Nts
 05-15-17                             8.25              1,877,000(d)        1,989,620
Natl Collegiate Student Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2006-3 Cl AIO
 01-25-12                             5.88              3,400,000(e)          408,273
Nevada Power
 08-01-18                             6.50                850,000             911,445
NewPage
 Sr Secured
 12-31-14                            11.38              1,110,000(d)        1,121,100
News America
 01-09-38                             6.75              1,190,000           1,234,408
Nextel Communications
 Series D
 08-01-15                             7.38              1,180,000           1,147,550
Nielsen Finance LLC
 08-01-14                            10.00                670,000(n)          698,475
NiSource Finance
 09-15-17                             5.25              2,480,000           2,439,268
 01-15-19                             6.80              2,000,000           2,138,894
Norfolk Southern
 Sr Unsecured
 04-01-18                             5.75                350,000             370,237
Northern States Power
 1st Mtge Series B
 08-28-12                             8.00              1,635,000           1,875,801
Northwest Pipeline
 Sr Unsecured
 06-15-16                             7.00              2,515,000           2,831,865
 04-15-17                             5.95              3,125,000           3,336,716
NRG Energy
 02-01-16                             7.38              4,195,000           4,200,244
Omnicare
 12-15-13                             6.75              1,280,000           1,254,400
PacifiCorp
 1st Mtge
 09-15-13                             5.45                850,000             925,545
Petrohawk Energy
 08-01-14                            10.50              1,550,000(n)        1,695,313
Potomac Electric Power
 1st Mtge
 04-15-14                             4.65                890,000             934,129
PPL Electric Utilities
 1st Mtge
 11-30-13                             7.13              9,275,000          10,612,603
Progress Energy
 Sr Unsecured
 03-01-11                             7.10              1,045,000           1,106,053
Quicksilver Resources
 08-01-15                             8.25                670,000             686,750
Qwest
 Sr Unsecured
 10-01-14                             7.50                350,000             363,563
Range Resources
 05-15-16                             7.50              1,115,000           1,145,663
 05-15-19                             8.00              2,135,000(n)        2,284,450
Regal Cinemas
 07-15-19                             8.63                560,000(n)          582,400
Renaissance Home Equity Loan Trust
 Series 2005-4 Cl A3
 02-25-36                             5.57                457,279             440,765
Reynolds Group Issuer LLC
 Sr Secured
 10-15-16                             7.75                842,000(d,n)        863,050
RR Donnelley & Sons
 Sr Unsecured
 01-15-17                             6.13              6,700,000           6,623,681
SandRidge Energy
 06-01-18                             8.00                730,000(d)          717,225
Santander Drive Auto Receivables Trust
 Series 2007-1 Cl A4 (FGIC)
 09-15-14                             0.28              3,585,165(h,l)      3,509,787
SBA Telecommunications
 08-15-16                             8.00                740,000(d)          773,300
 08-15-19                             8.25                240,000(d,n)        254,400
SCANA
 Sr Unsecured
 05-15-11                             6.88                655,000             693,490


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  195

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Global Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
UNITED STATES (CONT.)
Select Medical
 02-01-15                             7.63%            $1,900,000          $1,843,000
Sierra Pacific Power
 Series M
 05-15-16                             6.00             11,116,000          11,780,680
Southern California Gas
 1st Mtge
 03-15-14                             5.50              1,900,000           2,070,601
Southern Natural Gas
 Sr Unsecured
 04-01-17                             5.90             10,643,000(d)       10,929,679
Speedway Motorsports
 06-01-16                             8.75              1,280,000           1,347,200
Sprint Capital
 01-30-11                             7.63                169,000             173,014
Sprint Nextel
 Sr Unsecured
 08-15-17                             8.38                775,000             790,500
Tampa Electric
 Sr Unsecured
 05-15-18                             6.10              1,805,000           1,921,024
TCM Sub LLC
 01-15-15                             3.55              2,730,000(d)        2,689,830
Time Warner Cable
 02-01-20                             5.00                590,000             573,863
Toledo Edison
 Sr Secured
 05-15-37                             6.15              1,650,000           1,630,261
Toyota Motor Credit
 (European Monetary Unit)
 02-12-10                             4.00                920,000           1,320,866
Transcontinental Gas Pipe Line LLC
 Sr Unsecured
 04-15-16                             6.40              7,255,000           7,914,196
TransDigm
 07-15-14                             7.75                600,000(d)          608,250
U.S. Treasury
 06-30-11                             1.13             34,550,000(n)       34,690,341
 10-31-11                             1.00              8,545,000(n)        8,537,310
 07-15-12                             1.50              5,095,000(n)        5,102,958
 11-30-14                             2.13             17,875,000(n)       17,451,899
 06-30-16                             3.25              3,000,000(n)        3,008,673
 10-31-16                             3.13             12,000,000          11,849,064
 11-15-19                             3.38             11,915,000(n)       11,470,049
 08-15-23                             6.25             22,000,000          26,276,249
 08-15-39                             4.50              4,370,000           4,270,993
U-Haul S Fleet LLC
 Series 2007-CP1 Cl CP (AMBAC)
 05-25-12                             5.40              3,000,000(d,l)      2,964,224
US Cellular
 Sr Unsecured
 12-15-33                             6.70                483,000             475,006
Verizon New York
 Sr Unsecured Series A
 04-01-12                             6.88              5,740,000           6,245,205
Verizon New York
 Sr Unsecured Series B
 04-01-32                             7.38              2,975,000           3,204,679
Verizon Pennsylvania
 Sr Unsecured Series A
 11-15-11                             5.65              1,675,000           1,780,014
Volkswagen Auto Lease Trust
 Series 2009-A Cl A3
 04-16-12                             3.41              2,450,000           2,511,918
Wachovia Bank Commercial Mtge Trust
 Series 2003-C7 Cl A2
 10-15-35                             5.08              1,064,000(d,f)      1,081,807
Wachovia Bank Commercial Mtge Trust
 Series 2005-C20 Cl A5
 07-15-42                             5.09                925,000(f)          944,194
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl A3
 03-15-45                             5.56              2,500,000(f)        2,443,565
Wachovia Bank Commercial Mtge Trust
 Series 2006-C24 Cl APB
 03-15-45                             5.58              1,200,000(f)        1,174,042
Wachovia Bank Commercial Mtge Trust
 Series 2006-C27 Cl APB
 07-15-45                             5.73              1,200,000(f)        1,176,021
Wachovia Bank Commercial Mtge Trust
 Series 2006-C29 Cl A4
 11-15-48                             5.31              2,702,500(f)        2,535,889
Wells Fargo & Co
 (British Pound) Sr Unsecured
 11-30-10                             4.75              4,010,000           6,626,709
Wells Fargo & Co
 (European Monetary Unit) Sr Unsecured
 11-03-16                             4.13              1,150,000           1,627,333
Wells Fargo & Co
 Sr Unsecured
 12-11-17                             5.63              2,110,000           2,194,729
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                             5.50              6,821,518(f)        6,103,126
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17                             7.25              1,864,000           1,882,998
Windstream
 08-01-16                             8.63              1,329,000           1,352,258
 03-15-19                             7.00                 90,000              84,150
                                                                      ---------------
Total                                                                     605,809,377
-------------------------------------------------------------------------------------

URUGUAY (0.2%)
Republic of Uruguay
 11-18-22                             8.00              1,485,000(n)        1,700,325
Republica Orient Uruguay
 Sr Unsecured
 03-21-36                             7.63              1,700,000(n)        1,840,250
                                                                      ---------------
Total                                                                       3,540,575
-------------------------------------------------------------------------------------

VENEZUELA (0.4%)
Petroleos de Venezuela
 04-12-17                             5.25              2,890,000           1,589,500
Republic of Venezuela
 02-26-16                             5.75              2,450,000           1,592,500
Republic of Venezuela
 Sr Unsecured
 05-07-23                             9.00              4,034,000(n)        2,712,865
                                                                      ---------------
Total                                                                       5,894,865
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,527,308,419)                                                 $1,612,430,176
-------------------------------------------------------------------------------------



SENIOR LOANS (0.1%)(k)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
UNITED STATES (0.1%)
Charter Communications Operating LLC
 Term Loan
 03-06-14                             2.26%                $1,170              $1,096
FairPoint Communications
 Tranche B Term Loan
 03-31-15                             0.00              1,574,734(b)        1,224,922
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $900,704)                                                           $1,226,018
-------------------------------------------------------------------------------------





MONEY MARKET FUND (3.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              49,811,871(o)        $49,811,871
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $49,811,871)                                                       $49,811,871
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (4.0%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     66,561,988           $66,561,988
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $66,561,988)                                                       $66,561,988
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $1,644,582,982)(q)                                              $1,730,030,053
=====================================================================================





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
196  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2009



                                                  NUMBER OF                                           UNREALIZED
                                                  CONTRACTS         NOTIONAL        EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                            LONG (SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
Euro-Bobl, 5-year                                    165           $27,317,662      March 2010           $(267,949)
Euro-Bund, 10-year                                    87            15,092,543      March 2010            (280,670)
Japanese Govt Bond, 10-year                           18            27,021,277      March 2010              39,868
U.S. Treasury Note, 10-year                          135            15,586,173      March 2010            (126,765)
------------------------------------------------------------------------------------------------------------------
Total                                                                                                    $(635,516)
------------------------------------------------------------------------------------------------------------------



FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2009



                                               CURRENCY TO               CURRENCY TO            UNREALIZED        UNREALIZED
EXCHANGE DATE                                 BE DELIVERED               BE RECEIVED           APPRECIATION      DEPRECIATION
-----------------------------------------------------------------------------------------------------------------------------
Jan. 4, 2010                                        1,940,396                   1,350,000            $--              $(7,937)
                                                  U.S. Dollar      European Monetary Unit
-----------------------------------------------------------------------------------------------------------------------------
Jan. 5, 2010                                          495,184                     520,919            764                   --
                                                  U.S. Dollar             Canadian Dollar
-----------------------------------------------------------------------------------------------------------------------------

Jan. 7, 2010                                        1,447,108                 134,071,653             --               (6,412)
                                                  U.S. Dollar                Japanese Yen
-----------------------------------------------------------------------------------------------------------------------------

Jan. 11, 2010                                       8,947,619                   9,395,000             --               (3,719)
                                                  U.S. Dollar             Canadian Dollar
-----------------------------------------------------------------------------------------------------------------------------

Jan. 11, 2010                                         285,179                     300,000            417                   --
                                                  U.S. Dollar             Canadian Dollar
-----------------------------------------------------------------------------------------------------------------------------

Jan. 14, 2010                                       7,760,000                   5,617,076             --               (7,373)
                                           New Zealand Dollar                 U.S. Dollar
-----------------------------------------------------------------------------------------------------------------------------

Jan. 15, 2010                                      59,408,627               5,187,710,000             --           (3,663,856)
                                                  U.S. Dollar                Japanese Yen
-----------------------------------------------------------------------------------------------------------------------------

Jan. 19, 2010                                       3,090,000                   3,400,537             --             (124,399)
                                                British Pound      European Monetary Unit
-----------------------------------------------------------------------------------------------------------------------------

Jan. 19, 2010                                       8,466,022                 107,970,000             --             (217,043)
                                                  U.S. Dollar                Mexican Peso
-----------------------------------------------------------------------------------------------------------------------------

Jan. 21, 2010                                       4,735,256                   6,600,000             --              (38,682)
                                                  U.S. Dollar            Singapore Dollar
-----------------------------------------------------------------------------------------------------------------------------

Jan. 25, 2010                                       1,067,946                     726,000             --              (28,642)
                                                  U.S. Dollar      European Monetary Unit
-----------------------------------------------------------------------------------------------------------------------------
Total                                                                                             $1,181          $(4,098,063)
-----------------------------------------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  --   American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $127,981,090 or 7.64% of net assets.

(e) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2009.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  197

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Global Bond Fund

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)




(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2009.

(i) This is a variable rate security that entitles holders to receive only interest payments. Interest is paid annually. The interest payment is based on the Gross Domestic Product (GDP) level of the previous year for the respective country. To the extent that the previous year's GDP exceeds the 'base case GDP', an interest payment is made equal to 0.012225 of the difference.

(j) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(k) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(l) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     AGM    --   Assured Guaranty Municipal Corporation
     AMBAC  --   Ambac Assurance Corporation
     FGIC   --   Financial Guaranty Insurance Company


(m)  This position is in bankruptcy.

(n) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(o) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(p) At Dec. 31, 2009, investments in securities included securities valued at $1,203,313 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(q) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $1,666,865,918 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                    $101,027,053
     Unrealized depreciation                                                     (37,862,918)
     ---------------------------------------------------------------------------------------
     Net unrealized appreciation                                                 $63,164,135
     ---------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
198  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  199

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Global Bond Fund

FAIR VALUE MEASUREMENTS (CONTINUED)




The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                              --------------------------------------------------------------------
                                                   LEVEL 1            LEVEL 2
                                                QUOTED PRICES          OTHER           LEVEL 3
                                                  IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                 MARKETS FOR        OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                   IDENTICAL ASSETS        INPUTS           INPUTS            TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds
  Foreign Government Obligations &
    Agencies                                             $--        $855,387,669             $--      $855,387,669
  U.S. Government Obligations & Agencies         122,657,538          23,702,025              --       146,359,563
  Asset-Backed Securities                                 --          44,167,017       6,606,406        50,773,423
  Commercial Mortgage-Backed Securities                   --          39,480,334              --        39,480,334
  Residential Mortgage-Backed Securities                  --         120,874,218              --       120,874,218
  Corporate Debt Securities                               --         395,522,302       4,032,667       399,554,969
------------------------------------------------------------------------------------------------------------------
Total Bonds                                      122,657,538       1,479,133,565      10,639,073     1,612,430,176
------------------------------------------------------------------------------------------------------------------
Other
  Senior Loans                                            --           1,226,018              --         1,226,018
  Affiliated Money Market Fund(a)                 49,811,871                  --              --        49,811,871
  Investments of Cash Collateral Received
    for Securities on Loan                        66,561,988                  --              --        66,561,988
------------------------------------------------------------------------------------------------------------------
Total Other                                      116,373,859           1,226,018              --       117,599,877
------------------------------------------------------------------------------------------------------------------
Investments in Securities                        239,031,397       1,480,359,583      10,639,073     1,730,030,053
Other Financial Instruments(b)                      (635,516)         (4,096,882)             --        (4,732,398)
------------------------------------------------------------------------------------------------------------------
Total                                           $238,395,881      $1,476,262,701     $10,639,073    $1,725,297,655
------------------------------------------------------------------------------------------------------------------



(a) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(b) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                 RESIDENTIAL
                                               ASSET-BACKED    MORTGAGE-BACKED    CORPORATE DEBT
                                                SECURITIES        SECURITIES        SECURITIES         TOTAL
---------------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                     $9,718,682        $8,442,850               $--      $18,161,532
  Accrued discounts/premiums                           973            85,702            11,878           98,553
  Realized gain (loss)                             199,413        (1,604,106)               --       (1,404,693)
  Change in unrealized appreciation
    (depreciation)*                                 85,271         2,581,391          (168,794)       2,497,868
  Net purchases (sales)                           (631,956)       (6,123,527)        4,189,583       (2,565,900)
  Transfers in and/or out of Level 3            (2,765,977)       (3,382,310)               --       (6,148,287)
---------------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2009                     $6,606,406               $--        $4,032,667      $10,639,073
---------------------------------------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2009 was $5,339,588.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
200  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Global Inflation Protected Securities Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (94.0%)(c)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AUSTRALIA (2.0%)
Govt of Australia Index-Linked
 (Australian Dollar)
 08-20-15                            4.00%              7,448,850(d)      $10,903,515
 08-20-20                            4.00               7,641,476(d)       10,692,489
Queensland Treasury
 (Australian Dollar)
 05-14-10                            5.50              27,015,000          24,424,147
                                                                      ---------------
Total                                                                      46,020,151
-------------------------------------------------------------------------------------

CANADA (3.1%)
Govt of Canada
 (Canadian Dollar)
 12-01-21                            4.25              12,415,320(d)       15,594,132
 12-01-26                            4.25              32,700,543(d)       43,878,724
 12-01-31                            4.00               8,778,700(d)       12,226,258
                                                                      ---------------
Total                                                                      71,699,114
-------------------------------------------------------------------------------------

FRANCE (9.2%)
Govt of France
 (European Monetary Unit)
 07-25-12                            3.00              60,953,252(d)       94,247,750
 07-25-15                            1.60              27,576,500(d)       41,338,649
 07-25-20                            2.25              52,175,268(d)       80,859,493
                                                                      ---------------
Total                                                                     216,445,892
-------------------------------------------------------------------------------------

GERMANY (0.9%)
Deutsche Bundesrepublik Inflation-Linked
 (European Monetary Unit)
 04-15-16                            1.50              14,205,988(d)       21,108,266
-------------------------------------------------------------------------------------

GREECE (1.9%)
Hellenic Republic Inflation-Linked
 (European Monetary Unit)
 07-25-30                            2.30              13,734,630(d)       13,766,011
Hellenic Republic Inflation-Linked
 (European Monetary Unit) Sr Unsecured
 07-25-25                            2.90              25,091,880(d)       29,794,081
                                                                      ---------------
Total                                                                      43,560,092
-------------------------------------------------------------------------------------

ITALY (10.3%)
Buoni Poliennali Del Tesoro
 (European Monetary Unit)
 09-15-10                            0.95               7,190,191(d)       10,397,451
 09-15-14                            2.15              41,881,248(d)       63,218,437
 09-15-17                            2.10              47,174,600(d)       70,400,406
Buoni Poliennali Del Tesoro
 (European Monetary Unit) Sr Nts
 09-15-35                            2.35              47,585,389(d)       72,360,796
Buoni Poliennali Del Tesoro
 (European Monetary Unit) Sr Unsub
 09-15-23                            2.60              16,324,600(d)       24,738,157
                                                                      ---------------
Total                                                                     241,115,247
-------------------------------------------------------------------------------------

JAPAN (2.6%)
Govt of Japan CPI-Linked
 (Japanese Yen)
 06-10-15                            0.50           2,036,160,000(d)       20,604,178
 06-10-16                            1.00           1,004,000,000(d)       10,359,778
 06-10-18                            1.40           2,979,000,000(d)       30,486,253
                                                                      ---------------
Total                                                                      61,450,209
-------------------------------------------------------------------------------------

MEXICO (0.7%)
Mexican Fixed Rate Bonds
 (Mexican Peso) Series M-10
 12-17-15                            8.00             220,130,000          17,150,886
-------------------------------------------------------------------------------------

SWEDEN (1.1%)
Govt of Sweden Inflation-Linked
 (Swedish Krona)
 12-01-28                            3.50             118,930,000(e)       25,550,907
-------------------------------------------------------------------------------------

UNITED KINGDOM (16.0%)
United Kingdom Gilt Inflation-Linked
 (British Pound)
 08-16-13                            2.50               6,000,000(e)       25,264,681
 07-26-16                            2.50              14,210,000(e)       66,869,542
 04-16-20                            2.50              18,590,000(e)       88,440,257
 07-17-24                            2.50               6,900,000(e)       29,022,220
 11-22-27                            1.25              20,254,780(d)       34,512,748
 07-22-30                            4.13              13,450,000(e)       54,866,836
 11-22-37                            1.13              28,886,966(d)       52,548,920
 11-22-47                            0.75              14,033,520(d)       24,925,538
                                                                      ---------------
Total                                                                     376,450,742
-------------------------------------------------------------------------------------

UNITED STATES (46.2%)
Credit-Based Asset Servicing and Securitization LLC
 Series 2006-CB6 Cl A22
 07-25-36                            0.32              $5,767,213(f)        5,623,138
Federal Home Loan Mtge Corp
 02-24-12                            2.05               8,400,000           8,416,993
Morgan Stanley Home Equity Loan Trust
 Series 2006-2 Cl A3
 02-25-36                            0.40               1,598,605(f)        1,432,845
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2006-NC1 Cl A6
 05-25-36                            0.28               3,011,404(f)        2,870,033
Target Credit Card Master Trust
 Series 2005-1 Cl A
 10-27-14                            0.29               7,500,000(f)        7,402,129
U.S. Treasury Inflation-Indexed Bond
 04-15-10                            0.88              17,116,050(b,d)     17,174,145
 04-15-11                            2.38              40,840,875(b,d)     42,048,491
 01-15-12                            3.38              23,130,980(b,d)     24,740,113
 04-15-12                            2.00              34,089,280(b,d)     35,624,301
 07-15-12                            3.00              21,641,040(b,d)     23,268,268
 04-15-13                            0.63              25,568,250(b,d)     26,000,477
 07-15-13                            1.88              20,008,660(b,d)     21,073,897
 01-15-14                            2.00              28,955,520(b,d)     30,621,248
 04-15-14                            1.25              21,380,782(b,d)     22,098,029
 07-15-14                            2.00              59,731,599(b,d)     63,280,370
 01-15-15                            1.63              22,076,145(d)       22,959,799
 07-15-15                            1.88              50,011,200(b,d)     52,696,824
 01-15-16                            2.00              50,100,440(b,d)     52,908,809
 07-15-16                            2.50              44,957,220(b,d)     48,959,065
 01-15-17                            2.38              34,344,637(b,d)     37,095,925
 07-15-17                            2.63              27,639,765(b,d)     30,398,148
 01-15-18                            1.63              23,216,850(b,d)     23,767,130
 07-15-18                            1.38              32,078,720(b,d)     32,144,834
 01-15-19                            2.13              41,703,727(b,d)     44,226,827
 07-15-19                            1.88              28,825,622(b,d)     29,920,989
 01-15-25                            2.38              63,934,658(b,d)     67,463,391
 01-15-26                            2.00              27,228,500(b,d)     27,346,505
 01-15-27                            2.38              59,063,343(b,d)     62,156,694
 01-15-28                            1.75              39,210,680(b,d)     37,600,449
 04-15-28                            3.63              28,389,234(b,d)     35,090,597
 01-15-29                            2.50              59,706,205(b,d)     64,041,470
 04-15-29                            3.88              54,860,131(b,d)     70,596,001
 04-15-32                            3.38              12,178,600(b,d)     15,056,289
                                                                      ---------------
Total                                                                   1,086,104,223
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $2,161,843,644)                                                 $2,206,655,729
-------------------------------------------------------------------------------------





MONEY MARKET FUND (4.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              93,826,563(g)        $93,826,563
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $93,826,563)                                                       $93,826,563
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (20.9%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (2.9%)
JPMorgan Prime Money Market Fund                     67,079,144           $67,079,144
-------------------------------------------------------------------------------------




                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (4.4%)
Antalis US Funding
 01-15-10                            0.23%           $4,999,233            $4,999,233
 01-20-10                            0.23             9,995,975             9,995,975


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  201

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Global Inflation Protected Securities Fund

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (CONT.)
Arabella Finance LLC
 01-19-10                            0.65%           $9,994,222            $9,994,222
Belmont Funding LLC
 01-04-10                            0.48             9,997,733             9,997,733
Cancara Asset Securitisation LLC
 01-20-10                            0.28            14,989,383            14,989,383
Ebbets Funding LLC
 01-07-10                            0.56             9,994,556             9,994,556
Grampian Funding LLC
 01-04-10                            0.25             5,998,583             5,998,583
 01-14-10                            0.25             9,997,917             9,997,917
 01-14-10                            0.27             6,998,583             6,998,583
Rhein-Main Securitisation
 01-21-10                            0.41            19,979,044            19,979,044
                                                                      ---------------
Total                                                                     102,945,229
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (12.4%)
Banco Espirito Santo e Commerciale
 01-05-10                            0.38            19,000,000            19,000,000
 01-07-10                            0.47             4,499,589             4,499,589
Banco Popular Caisse d'Epargne
 02-16-10                            0.28            10,000,000            10,000,000
Banco Popular Espanol
 01-06-10                            0.32             9,995,802             9,995,802
 01-25-10                            0.41             4,998,178             4,998,178
Banco Santander Central Hispano
 01-13-10                            0.32            15,000,000            15,000,000
Bank of Tokyo Securities
 03-23-10                            0.29            10,000,000            10,000,000
Banque Federative du Credit Mutuel
 01-19-10                            0.35             8,991,957             8,991,957
 02-18-10                            0.33             3,996,630             3,996,630
Barclays Bank
 02-16-10                            0.36             7,000,000             7,000,000
Bayrische Hypo-Und Vereinsbank
 01-04-10                            0.50            12,000,000            12,000,000
 02-01-10                            0.43             4,000,000             4,000,000
Caisse Des Depots
 01-28-10                            0.27             4,996,552             4,996,552
Caixa Geral de Deposit
 01-08-10                            0.35             5,000,000             5,000,000
 03-04-10                            0.30            10,000,000            10,000,000
Clydesdale Bank
 01-07-10                            0.30             5,000,000             5,000,000
 02-08-10                            0.30            10,000,000            10,000,000
Credit Industrial et Commercial
 01-06-10                            0.38             5,000,000             5,000,000
 03-10-10                            0.35             5,000,000             5,000,000
Dexia Bank
 01-11-10                            0.40            14,994,502            14,994,502
 01-29-10                            0.40             2,499,139             2,499,139
KBC Bank
 01-19-10                            0.33            10,000,000            10,000,000
Mizuho Corporate Bank
 01-25-10                            0.32            15,000,000            15,000,000
Nederlandse Waterschapsbank
 03-01-10                            0.30             9,992,506             9,992,506
Norinchukin Bank
 01-13-10                            0.31            15,000,000            15,000,000
 01-19-10                            0.27             4,998,725             4,998,725
Nykredit Bank
 01-05-10                            0.45            15,000,000            15,000,000
 03-22-10                            0.44             5,000,000             5,000,000
 03-29-10                            0.43             1,000,000             1,000,000
Raiffeisen Zentralbank Oesterreich
 01-05-10                            0.45            10,000,000            10,000,000
Skandinaviska Enskilda Banken
 01-05-10                            0.40            19,000,000            19,000,000
Sumitomo Mitsui Banking
 01-19-10                            0.34            10,000,000            10,000,000
 01-22-10                            0.32             5,000,000             5,000,000
                                                                      ---------------
Total                                                                     291,963,580
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.5%)
BTM Capital
 02-05-10                            0.39            11,988,170            11,988,170
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (0.7%)(H)
BNP Paribas Securities
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $16,718,650                         0.00            16,718,650            16,718,650
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $490,694,773)                                                     $490,694,773
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,746,364,980)(i)                                              $2,791,177,065
=====================================================================================




INVESTMENTS IN DERIVATIVES


At Dec. 31, 2009, $1,472,920 was held in a margin deposit account as collateral to cover initial margin requirements on open interest rate futures contracts.

FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2009



                                                  NUMBER OF                                            UNREALIZED
                                                  CONTRACTS          NOTIONAL        EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                            LONG (SHORT)       MARKET VALUE         DATE         (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                               (75)          $(8,653,125)     March 2010            $468,638
U.S. Treasury Note, 2-year                         (1,211)         (261,897,678)     April 2010           1,979,674
U.S. Treasury Note, 5-year                             44             5,032,844      April 2010             (76,379)
U.S. Treasury Note, 10-year                         1,442           166,483,413      March 2010          (4,768,235)
-------------------------------------------------------------------------------------------------------------------
Total                                                                                                   $(2,396,302)
-------------------------------------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
202  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DEC. 31, 2009



                                                      CURRENCY TO        CURRENCY TO       UNREALIZED        UNREALIZED
EXCHANGE DATE                                         BE DELIVERED       BE RECEIVED      APPRECIATION      DEPRECIATION
------------------------------------------------------------------------------------------------------------------------
Jan. 7, 2010                                          5,670,000,000       63,636,364        $2,708,171               $--
                                                       Japanese Yen      U.S. Dollar
------------------------------------------------------------------------------------------------------------------------
Jan. 8, 2010                                            170,000,000      254,518,900        11,169,809                --
                                             European Monetary Unit      U.S. Dollar
------------------------------------------------------------------------------------------------------------------------
Jan. 12, 2010                                           240,000,000      398,714,400        10,955,747                --
                                                      British Pound      U.S. Dollar
------------------------------------------------------------------------------------------------------------------------
Jan. 22, 2010                                           190,000,000       26,616,124            57,657
                                                      Swedish Krona      U.S. Dollar
------------------------------------------------------------------------------------------------------------------------
Jan. 25, 2010                                           197,760,000      287,715,091         4,612,220                --
                                             European Monetary Unit      U.S. Dollar
------------------------------------------------------------------------------------------------------------------------
Jan. 27, 2010                                            75,650,000       71,446,111                --          (555,553)
                                                    Canadian Dollar      U.S. Dollar
------------------------------------------------------------------------------------------------------------------------
Total                                                                                      $29,503,604         $(555,553)
------------------------------------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(c)  Foreign security values are stated in U.S. dollars.

(d) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(e) These inflation-indexed bonds are securities in which the principal amount disclosed represents the original face.

(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2009.

(g) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(h) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

     BNP PARIBAS SECURITIES (0.00%)

     SECURITY DESCRIPTION                                                          VALUE(A)
     ---------------------------------------------------------------------------------------
     Fannie Mae Pool                                                              $3,153,233
     Fannie Mae REMICS                                                             6,161,753
     Freddie Mac Non Gold Pool                                                     1,350,887
     Freddie Mac REMICS                                                            5,490,486
     Ginnie Mae II Pool                                                               30,457
     Govt Natl Mtge Assn                                                             866,207
     ---------------------------------------------------------------------------------------
     Total market value for collateralized securities                            $17,053,023
     ---------------------------------------------------------------------------------------


(i) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $2,916,988,565 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                      $80,505,481
     Unrealized depreciation                                                     (206,316,981)
     ----------------------------------------------------------------------------------------
     Net unrealized depreciation                                                $(125,811,500)
     ----------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  203

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Global Inflation Protected Securities Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
204  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                              --------------------------------------------------------------------
                                                   LEVEL 1            LEVEL 2
                                                QUOTED PRICES          OTHER           LEVEL 3
                                                  IN ACTIVE         SIGNIFICANT      SIGNIFICANT
                                                 MARKETS FOR        OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                   IDENTICAL ASSETS        INPUTS           INPUTS            TOTAL
------------------------------------------------------------------------------------------------------------------
Bonds
  Foreign Government Obligations &
    Agencies                                   $1,028,358,249        $92,193,257         $--        $1,120,551,506
  U.S. Government Obligations & Agencies                   --      1,068,776,078          --         1,068,776,078
  Asset-Backed Securities                                  --         17,328,145          --            17,328,145
------------------------------------------------------------------------------------------------------------------
Total Bonds                                     1,028,358,249      1,178,297,480          --         2,206,655,729
------------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(a)                  93,826,563                 --          --            93,826,563
  Investments of Cash Collateral Received
    for Securities on Loan(b)                      67,079,144        423,615,629          --           490,694,773
------------------------------------------------------------------------------------------------------------------
Total Other                                       160,905,707        423,615,629          --           584,521,336
------------------------------------------------------------------------------------------------------------------
Investments in Securities                       1,189,263,956      1,601,913,109          --         2,791,177,065
Other Financial Instruments(c)                     (2,396,302)        28,948,051          --            26,551,749
------------------------------------------------------------------------------------------------------------------
Total                                          $1,186,867,654     $1,630,861,160         $--        $2,817,728,814
------------------------------------------------------------------------------------------------------------------



(a) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(b) Level 1 investments are comprised of the Unaffiliated Money Market Fund; Level 2 investments are comprised of all other short-term investments.
(c) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  205

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - High Yield Bond Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (86.7%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (0.9%)
L-3 Communications
 01-15-14                               6.13%        $1,010,000            $1,016,313
L-3 Communications
 Series B
 10-15-15                               6.38          1,975,000             1,982,406
Spirit AeroSystems Holdings
 10-01-17                               7.50            775,000(d)            763,375
TransDigm
 07-15-14                               7.75          2,095,000(d)          2,123,806
Triumph Group
 Sr Sub Nts
 11-15-17                               8.00            754,000(d)            761,540
                                                                      ---------------
Total                                                                       6,647,440
-------------------------------------------------------------------------------------

AIRLINES (0.5%)
Delta Air Lines
 Sr Secured
 03-15-15                              12.25          3,655,000(d,h)        3,655,000
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.2%)
Allison Transmission
 Pay-in-Kind
 11-01-15                              11.25          1,643,000(d,h,k)      1,716,935
-------------------------------------------------------------------------------------

BROKERAGE (0.1%)
Lehman Brothers Holdings
 Sr Unsecured
 05-02-18                               6.88          3,850,000(b,j)          798,875
-------------------------------------------------------------------------------------

BUILDING MATERIALS (1.4%)
Associated Materials LLC/Finance
 Sr Secured
 11-15-16                               9.88          2,437,000(d)          2,583,220
Gibraltar Inds
 Series B
 12-01-15                               8.00          6,058,000             5,845,970
Norcraft LP/Finance
 Sr Secured
 12-15-15                              10.50          1,877,000(d)          1,923,925
                                                                      ---------------
Total                                                                      10,353,115
-------------------------------------------------------------------------------------

CHEMICALS (4.3%)
Ashland
 06-01-17                               9.13          1,700,000(d,h)        1,865,750
Chemtura
 06-01-16                               6.88         11,425,000(b)         12,110,500
INVISTA
 Sr Unsecured
 05-01-12                               9.25          5,167,000(d)          5,244,505
Koppers
 12-01-19                               7.88            775,000(d)            786,625
MacDermid
 Sr Sub Nts
 04-15-17                               9.50          4,041,000(d)          4,041,000
Momentive Performance Materials
 Pay-in-kind
 12-01-14                              10.13                347(k)                326
Nalco
 11-15-13                               8.88          2,470,000(h)          2,544,100
Nova Chemicals
 Sr Unsecured
 11-01-16                               8.38          2,110,000(c,d)        2,141,650
 11-01-19                               8.63          1,780,000(c,d)        1,811,150
Solutia
 11-01-17                               8.75            805,000               839,213
                                                                      ---------------
Total                                                                      31,384,819
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (1.9%)
Terex
 Sr Sub Nts
 11-15-17                               8.00          3,335,000(h)          3,209,938
Terex
 Sr Unsecured
 06-01-16                              10.88          4,315,000(h)          4,811,224
United Rentals North America
 06-15-16                              10.88          3,545,000(h)          3,855,188
United Rentals North America
 Sr Unsecured
 12-15-19                               9.25          2,135,000             2,201,719
                                                                      ---------------
Total                                                                      14,078,069
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (1.2%)
Aquilex Holdings LLC/Finance
 Sr Nts
 12-15-16                              11.13          1,826,000(d)          1,816,870
West Corp
 10-15-14                               9.50          2,830,000             2,872,450
 10-15-16                              11.00          4,169,000             4,356,605
                                                                      ---------------
Total                                                                       9,045,925
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (3.5%)
AAC Group Holding
 Sr Disc Nts
 10-01-12                              10.25          5,261,000(d)          5,274,153
American Achievement
 04-01-12                               8.25          6,548,000(d)          6,547,999
Easton-Bell Sports
 Sr Secured
 12-01-16                               9.75          1,335,000(d)          1,371,713
Jarden
 05-01-16                               8.00          1,300,000             1,342,250
 05-01-17                               7.50          1,845,000             1,845,000
Sealy Mattress
 Sr Secured
 04-15-16                              10.88          1,070,000(d)          1,190,375
Visant
 10-01-12                               7.63            990,000               994,950
Visant Holding
 Sr Disc Nts
 12-01-13                              10.25          5,165,000             5,332,862
Visant Holding
 Sr Nts
 12-01-13                               8.75          1,567,000             1,610,093
                                                                      ---------------
Total                                                                      25,509,395
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (0.9%)
CPM Holdings
 Sr Secured
 09-01-14                              10.63          1,185,000(d)          1,250,175
McJunkin Red Man
 Sr Secured
 12-15-16                               9.50          5,639,000(d)          5,526,220
                                                                      ---------------
Total                                                                       6,776,395
-------------------------------------------------------------------------------------

ELECTRIC (4.3%)
CMS Energy
 Sr Unsecured
 07-17-17                               6.55          4,190,000             4,137,876
 06-15-19                               8.75            810,000(h)            903,150
Dynegy Holdings
 Sr Unsecured
 05-15-18                               7.13          2,255,000             1,837,825
 06-01-19                               7.75            980,000(h)            850,150
Edison Mission Energy
 Sr Unsecured
 05-15-17                               7.00          3,090,000(h)          2,441,100
Energy Future Holdings
 11-01-17                              10.88          2,000,000(h)          1,635,000
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                               8.56          4,153,966             4,195,506
NRG Energy
 01-15-17                               7.38         10,175,000            10,200,438
Texas Competitive Electric Holdings LLC
 Series B
 11-01-15                              10.25          6,130,000(h)          4,965,300
                                                                      ---------------
Total                                                                      31,166,345
-------------------------------------------------------------------------------------

ENTERTAINMENT (1.4%)
AMC Entertainment
 02-01-16                              11.00          1,383,000             1,445,235
AMC Entertainment
 Sr Unsecured
 06-01-19                               8.75          1,293,000(h)          1,318,860


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
206  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ENTERTAINMENT (CONT.)
Regal Cinemas
 07-15-19                               8.63%        $2,675,000            $2,782,000
Speedway Motorsports
 06-01-16                               8.75          2,505,000             2,636,513
United Artists Theatre Circuit
 Pass-Through Ctfs Series AU4
 07-01-15                               9.30          1,495,089(m)          1,541,885
United Artists Theatre Circuit
 Pass-Through Ctfs Series AV2
 07-01-15                               9.30            487,616(m)            502,878
                                                                      ---------------
Total                                                                      10,227,371
-------------------------------------------------------------------------------------

ENVIRONMENTAL (0.1%)
Clean Harbors
 Sr Secured
 08-15-16                               7.63            695,000               704,556
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.7%)
Bumble Bee Foods LLC
 Sr Secured
 12-15-15                               7.75            919,000(d)            919,000
Cott Beverages
 Sr Nts
 11-15-17                               8.38          1,614,000(d,h)        1,666,455
Del Monte
 Sr Sub Nts
 10-15-19                               7.50          3,435,000(d)          3,538,050
Pinnacle Foods Finance LLC
 04-01-17                              10.63          4,677,000             4,864,080
Pinnacle Foods Finance LLC
 Sr Unsecured
 04-01-15                               9.25          1,643,000(d)          1,663,538
US Foodservice
 Sr Nts
 06-30-15                              10.25          5,710,000(d)          5,710,000
US Foodservice
 Sr Nts Pay-in-kind
 06-30-15                              10.25          1,477,000(d,k)        1,477,000
                                                                      ---------------
Total                                                                      19,838,123
-------------------------------------------------------------------------------------

GAMING (7.1%)
Ameristar Casinos
 Sr Unsecured
 06-01-14                               9.25          1,510,000(d)          1,562,850
Boyd Gaming
 Sr Sub Nts
 02-01-16                               7.13          7,090,000             6,168,300
Circus & Eldorado Jt Venture/Silver Legacy
 Capital
 1st Mtge
 03-01-12                              10.13          5,880,000             5,203,800
Firekeepers Development Authority
 Sr Secured
 05-01-15                              13.88          5,222,000(d)          5,926,970
MGM MIRAGE
 09-01-12                               6.75          1,033,000(h)            921,953
 02-27-14                               5.88            623,000               501,515
 06-01-16                               7.50          1,792,000             1,397,760
MGM MIRAGE
 Sr Secured
 11-15-17                              11.13            600,000(d)            666,000
MGM MIRAGE
 Sr Unsecured
 03-01-18                              11.38          4,390,000(d)          3,929,050
Penn Natl Gaming
 Sr Sub Nts
 08-15-19                               8.75            730,000(d)            746,425
Pokagon Gaming Authority
 Sr Nts
 06-15-14                              10.38          5,054,000(d,h)        5,256,160
San Pasqual Casino
 09-15-13                               8.00            630,000(d)            589,050
Seminole Indian Tribe of Florida
 10-01-20                               7.80            965,000(d)            818,532
Seminole Indian Tribe of Florida
 Sr Secured
 10-01-20                               6.54          2,615,000(d)          2,258,891
Seneca Gaming
 Sr Unsecured
 05-01-12                               7.25          1,621,000             1,580,475
Seneca Gaming
 Sr Unsecured Series B
 05-01-12                               7.25          1,530,000             1,491,750
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15                               9.38          9,900,000(d)          7,523,999
Tunica-Biloxi Gaming Authority
 Sr Unsecured
 11-15-15                               9.00          5,366,000(d)          4,829,400
                                                                      ---------------
Total                                                                      51,372,880
-------------------------------------------------------------------------------------

GAS PIPELINES (1.6%)
El Paso
 Sr Unsecured
 12-12-13                              12.00            660,000               772,200
 06-15-14                               6.88            525,000               524,612
 02-15-16                               8.25          1,795,000             1,911,675
Southern Star Central
 Sr Nts
 03-01-16                               6.75          2,974,000             2,869,910
Williams Companies
 Sr Unsecured
 01-15-20                               8.75          1,595,000             1,902,789
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17                               7.25          3,560,000             3,596,283
                                                                      ---------------
Total                                                                      11,577,469
-------------------------------------------------------------------------------------

HEALTH CARE (8.7%)
Apria Healthcare Group
 Sr Secured
 11-01-14                              11.25          1,545,000(d)          1,695,638
 11-01-14                              12.38            845,000(d)            929,500
Biomet
 Pay-in-kind
 10-15-17                              10.38            505,000(k)            547,925
Community Health Systems
 07-15-15                               8.88          1,983,000             2,052,405
DaVita
 03-15-13                               6.63          3,229,000             3,237,073
 03-15-15                               7.25         10,029,000            10,054,072
HCA
 Secured
 11-15-16                               9.25          4,700,000             5,046,624
HCA
 Sr Secured
 02-15-17                               9.88            735,000(d)            801,150
 04-15-19                               8.50          1,655,000(d,h)        1,783,263
 02-15-20                               7.88          2,390,000(d)          2,488,588
HCA
 Sr Secured Pay-in-kind
 11-15-16                               9.63          4,896,000(k)          5,299,919
HealthSouth
 02-15-20                               8.13          1,580,000(h)          1,560,250
IASIS Healthcare LLC/Capital
 06-15-14                               8.75          1,595,000             1,614,938
Iverness Medical Innovations
 Sr Nts
 02-01-16                               7.88            970,000(d)            950,600
NMH Holdings
 Sr Unsecured Pay-in-kind
 06-15-14                               6.63          3,849,570(d,i,k)      2,858,306
Omnicare
 06-01-13                               6.13          1,020,000               989,400
 12-15-13                               6.75          3,072,000             3,010,560
 12-15-15                               6.88          1,690,000             1,643,525
Select Medical
 02-01-15                               7.63          4,945,000             4,796,650
Select Medical Holdings
 Sr Unsecured
 09-15-15                               6.43          6,276,000(i)          5,805,299
Vanguard Health Holding I LLC
 10-01-15                              11.25            725,000               763,063
Vanguard Health Holding II LLC
 10-01-14                               9.00          4,473,000             4,635,146
                                                                      ---------------
Total                                                                      62,563,894
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.6%)
Coventry Health Care
 Sr Unsecured
 03-15-17                               5.95          4,570,000             4,143,971
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (2.0%)
K Hovnanian Enterprises
 12-15-14                               6.38          1,262,000               914,950


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  207

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - High Yield Bond Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
HOME CONSTRUCTION (CONT.)
K Hovnanian Enterprises
 Sr Secured
 10-15-16                              10.63%        $6,799,000(d)         $7,104,955
Norcraft Holdings LP/Capital
 Sr Disc Nts
 09-01-12                               9.75          1,717,000             1,648,320
William Lyon Homes
 02-15-14                               7.50          7,960,000             5,134,200
                                                                      ---------------
Total                                                                      14,802,425
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (7.1%)
Berry Petroleum
 Sr Unsecured
 06-01-14                              10.25          1,940,000             2,109,750
Chesapeake Energy
 08-15-14                               7.00          2,643,000             2,676,038
 01-15-16                               6.63          2,224,000             2,201,760
 01-15-18                               6.25          1,365,000(h)          1,310,400
Comstock Resources
 10-15-17                               8.38          1,675,000             1,712,688
Denbury Resources
 04-01-13                               7.50            253,000               254,265
 12-15-15                               7.50            167,000               166,583
 03-01-16                               9.75          1,850,000             1,974,875
Forest Oil
 06-15-19                               7.25          1,845,000             1,821,938
Forest Oil
 Sr Nts
 02-15-14                               8.50          2,715,000(d)          2,837,175
Hilcorp Energy I LP/Finance
 Sr Unsecured
 11-01-15                               7.75          4,520,000(d)          4,429,599
PetroHawk Energy
 07-15-13                               9.13            510,000               532,950
 08-01-14                              10.50          2,915,000             3,188,281
 06-01-15                               7.88            725,000(h)            732,250
Plains Exploration & Production
 10-15-19                               8.63          2,265,000             2,327,288
Quicksilver Resources
 08-01-15                               8.25          3,356,000             3,439,899
 04-01-16                               7.13          1,223,000(h)          1,140,448
 08-15-19                               9.13          2,185,000             2,283,325
Range Resources
 05-15-16                               7.50            720,000               739,800
 05-01-18                               7.25          1,275,000             1,300,500
 05-15-19                               8.00          5,265,000             5,633,549
SandRidge Energy
 Pay-in-kind
 04-01-15                               8.63          5,272,000(k)          5,271,999
Southwestern Energy
 Sr Nts
 02-01-18                               7.50          3,190,000             3,381,400
                                                                      ---------------
Total                                                                      51,466,760
-------------------------------------------------------------------------------------

MEDIA CABLE (3.8%)
Cablevision Systems
 Sr Nts
 09-15-17                               8.63          6,585,000(d)          6,856,630
Charter Communications Holdings II LLC/Capital
 Sr Nts
 11-30-16                              13.50          1,455,000             1,713,263
Charter Communications Operating LLC/Capital
 Secured
 04-30-14                               8.38          4,293,000(d)          4,411,058
CSC Holdings LLC
 Sr Unsecured
 04-15-14                               8.50          1,831,000(d,h)        1,950,015
 06-15-15                               8.50          3,145,000(d)          3,349,425
 02-15-19                               8.63            685,000(d,h)          734,663
DISH DBS
 02-01-16                               7.13          3,501,000             3,575,396
Mediacom LLC/Capital
 Sr Nts
 08-15-19                               9.13          1,780,000(d,h)        1,815,600
Videotron Ltee
 04-15-18                               9.13            800,000(c,d)          880,000
Virgin Media Finance
 04-15-14                               8.75            304,000(c,h)          313,880
 08-15-16                               9.50          1,795,000(c)          1,929,625
                                                                      ---------------
Total                                                                      27,529,555
-------------------------------------------------------------------------------------

MEDIA NON CABLE (6.6%)
Belo
 Sr Unsecured
 11-15-16                               8.00          1,043,000             1,069,075
Clear Channel Worldwide Holdings
 Series A
 12-15-17                               9.25            939,000(d)            960,128
Clear Channel Worldwide Holdings
 Series B
 12-15-17                               9.25          3,754,000(d)          3,866,620
Intelsat Jackson Holdings
 06-15-16                              11.25          2,215,000(c,h)        2,397,738
 11-01-19                               8.50          1,625,000(c,d)        1,669,688
Intelsat Subsidiary Holding
 01-15-15                               8.88          3,340,000(c,d)        3,448,550
Interpublic Group of Companies
 Sr Unsecured
 07-15-17                              10.00          2,260,000             2,508,600
Lamar Media
 04-01-14                               9.75          6,015,000(h)          6,639,055
Lamar Media
 Series B
 08-15-15                               6.63          1,350,000             1,296,000
Liberty Media LLC
 Sr Unsecured
 05-15-13                               5.70          4,897,000             4,664,392
Nielsen Finance LLC
 08-01-14                              10.00          3,712,000             3,869,760
 05-01-16                              11.50          1,480,000             1,653,900
Nielsen Finance LLC
 (Zero coupon through 08-01-11, thereafter 12.50%)
 08-01-16                              10.34            370,000(n)            337,625
Quebecor Media
 Sr Unsecured
 03-15-16                               7.75          2,730,000(c)          2,723,176
Rainbow Natl Services LLC
 09-01-12                               8.75          4,700,000(d)          4,788,124
 09-01-14                              10.38          1,135,000(d)          1,197,425
Salem Communications
 Sr Secured
 12-15-16                               9.63          1,963,000(d)          2,056,243
Sinclair Television Group
 Sr Secured
 11-01-17                               9.25          2,622,000(d,h)        2,726,880
                                                                      ---------------
Total                                                                      47,872,979
-------------------------------------------------------------------------------------

METALS (2.6%)
Arch Coal
 08-01-16                               8.75          2,885,000(d)          3,047,281
Compass Minerals Intl
 Sr Nts
 06-01-19                               8.00          1,290,000(d)          1,354,500
Noranda Aluminum Acquisition
 Pay-in-kind
 05-15-15                               5.27         18,917,757(i,k)       14,684,909
                                                                      ---------------
Total                                                                      19,086,690
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (2.5%)
CIT Group
 Sr Secured
 05-01-17                               7.00         11,190,000             9,707,325
Ford Motor Credit LLC
 Sr Unsecured
 08-10-11                               9.88          2,771,000             2,902,623
GMAC
 08-28-12                               6.88            765,000(d,h)          749,700
 12-01-14                               6.75          4,925,000(d,h)        4,678,750
                                                                      ---------------
Total                                                                      18,038,398
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.2%)
Concho Resources
 10-01-17                               8.63          1,789,000             1,878,450
Expro Finance Luxembourg
 Sr Secured
 12-15-16                               8.50          5,690,000(c,d)        5,570,661
Key Energy Services
 12-01-14                               8.38          1,220,000(h)          1,223,050
Venoco
 Sr Nts
 10-01-17                              11.50            181,000(d)            190,050
                                                                      ---------------
Total                                                                       8,862,211
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
208  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

OTHER FINANCIAL INSTITUTIONS (0.8%)
Cardtronics
 08-15-13                               9.25%        $3,839,000            $3,949,371
Cardtronics
 Series B
 08-15-13                               9.25          1,652,000             1,699,495
                                                                      ---------------
Total                                                                       5,648,866
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.3%)
Chart Inds
 10-15-15                               9.13            590,000               588,525
The GEO Group
 10-15-17                               7.75          1,605,000(d)          1,643,119
                                                                      ---------------
Total                                                                       2,231,644
-------------------------------------------------------------------------------------

PACKAGING (1.8%)
Ball
 09-01-16                               7.13            445,000(h)            456,125
 09-01-19                               7.38            465,000               477,788
Crown Americas LLC/Capital II
 Sr Unsecured
 05-15-17                               7.63          2,060,000(d)          2,137,250
Greif
 Sr Unsecured
 08-01-19                               7.75            390,000               397,800
Owens-Brockway Glass Container
 05-15-16                               7.38          2,930,000             3,025,225
Reynolds Group Issuer LLC
 Sr Secured
 10-15-16                               7.75          3,880,000(d,h)        3,977,000
Silgan Holdings
 Sr Unsecured
 08-15-16                               7.25          2,840,000             2,918,100
                                                                      ---------------
Total                                                                      13,389,288
-------------------------------------------------------------------------------------

PAPER (3.2%)
Boise Cascade LLC
 10-15-14                               7.13          5,007,000             4,512,559
Cascades
 01-15-20                               7.88          3,254,000(c,d)        3,302,810
Cascades
 Sr Nts
 12-15-17                               7.75          3,265,000(c,d)        3,318,056
Georgia-Pacific LLC
 06-15-15                               7.70            735,000               771,750
 05-01-16                               8.25          1,855,000(d)          1,966,300
 01-15-17                               7.13          1,947,000(d)          1,971,338
NewPage
 Secured
 05-01-12                              10.00          1,387,000               991,705
NewPage
 Sr Secured
 12-31-14                              11.38          4,575,000(d,h)        4,620,750
Potlatch
 Sr Nts
 11-01-19                               7.50          1,486,000(d)          1,515,720
                                                                      ---------------
Total                                                                      22,970,988
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Valeant Pharmaceuticals Intl
 06-15-16                               8.38          1,340,000(d)          1,380,200
-------------------------------------------------------------------------------------

RETAILERS (1.2%)
QVC
 Sr Secured
 10-01-19                               7.50          3,255,000(d)          3,316,031
Rite Aid
 Sr Secured
 10-15-19                              10.25          1,120,000(d)          1,164,800
Toys R Us Property I LLC
 07-15-17                              10.75          1,508,000(d,h)        1,651,260
Toys R Us Property II LLC
 Sr Secured
 12-01-17                               8.50          2,555,000(d)          2,612,488
                                                                      ---------------
Total                                                                       8,744,579
-------------------------------------------------------------------------------------

TECHNOLOGY (1.4%)
CPI Intl
 Sr Unsecured
 02-01-15                               6.68            953,000(i)            829,110
Dupont Fabros Technology LP
 12-15-17                               8.50          1,125,000(d)          1,140,469
Iron Mountain
 Sr Sub Nts
 08-15-21                               8.38          3,110,000             3,218,850
SS&C Technologies
 12-01-13                              11.75          4,375,000             4,637,500
                                                                      ---------------
Total                                                                       9,825,929
-------------------------------------------------------------------------------------

WIRELESS (5.1%)
CC Holdings GS V LLC/Crown Castle GS III
 Sr Secured
 05-01-17                               7.75          5,505,000(d)          5,862,825
Cricket Communications
 07-15-15                              10.00            365,000(h)            370,019
Cricket Communications
 Sr Secured
 05-15-16                               7.75          3,445,000             3,436,388
Crown Castle Intl
 Sr Nts
 11-01-19                               7.13          3,110,000             3,086,675
Nextel Communications
 Series D
 08-01-15                               7.38          7,062,000             6,867,794
SBA Telecommunications
 08-15-16                               8.00          1,535,000(d)          1,604,075
 08-15-19                               8.25          2,346,000(d)          2,486,760
Sprint Capital
 03-15-12                               8.38          2,525,000             2,613,375
Sprint Nextel
 Sr Unsecured
 12-01-16                               6.00          1,725,000             1,574,063
 08-15-17                               8.38          6,560,000             6,691,200
Wind Acquisition Finance
 07-15-17                              11.75          2,430,000(c,d)        2,654,775
                                                                      ---------------
Total                                                                      37,247,949
-------------------------------------------------------------------------------------

WIRELINES (5.5%)
Cincinnati Bell
 01-15-14                               8.38          1,805,000(h)          1,836,588
Frontier Communications
 Sr Unsecured
 03-15-19                               7.13          3,750,000             3,543,750
Level 3 Financing
 02-15-17                               8.75          6,604,000             6,026,149
Qwest
 Sr Unsecured
 09-01-11                               7.88          3,220,000             3,372,950
 06-15-15                               7.63          5,115,000             5,294,025
 05-01-16                               8.38          1,425,000             1,528,313
 06-01-17                               6.50          5,375,000(h)          5,280,938
Time Warner Telecom Holdings
 02-15-14                               9.25          2,815,000             2,902,969
Windstream
 08-01-13                               8.13            560,000               581,000
 08-01-16                               8.63          6,931,000             7,052,292
 03-15-19                               7.00          2,825,000             2,641,375
                                                                      ---------------
Total                                                                      40,060,349
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $593,695,681)                                                     $630,719,387
-------------------------------------------------------------------------------------



SENIOR LOANS (8.8%)(l)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AUTOMOTIVE (0.9%)
Ford Motor
 Tranche B1 Term Loan
 12-15-13                          3.24-3.29%        $7,332,183            $6,754,773
-------------------------------------------------------------------------------------

CHEMICALS (1.3%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 05-05-13                               2.56          9,197,161             8,038,318
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 05-05-13                               2.56          1,997,005             1,745,383
                                                                      ---------------
Total                                                                       9,783,701
-------------------------------------------------------------------------------------

ELECTRIC (0.3%)
Energy Future Holdings
 Tranche B3 Term Loan
 TBD                                     TBD          2,329,043(f,g)        1,877,791
 10-10-14                          3.73-3.75            808,354               651,736
                                                                      ---------------
Total                                                                       2,529,527
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  209

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - High Yield Bond Fund

SENIOR LOANS (CONTINUED)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)

ENTERTAINMENT (0.5%)
AMC Entertainment Holdings
 Pay-in-kind Term Loan
 06-13-12                               5.25%        $4,114,704(k)         $3,744,380
-------------------------------------------------------------------------------------

GAMING (0.5%)
Great Lakes Gaming of Michigan LLC
 Development Term Loan
 08-15-12                               9.00          2,286,192(m)          2,130,503
Great Lakes Gaming of Michigan LLC
 Non-Gaming Land Acquisition
 Letter of Credit
 08-15-12                               9.00            845,690(m)            788,099
Great Lakes Gaming of Michigan LLC
 Transition Term Loan
 08-15-12                               9.00            592,151(m)            551,825
                                                                      ---------------
Total                                                                       3,470,427
-------------------------------------------------------------------------------------

HEALTH CARE (1.5%)
IASIS Healthcare LLC
 Pay-in-kind Term Loan
 TBD                                     TBD          4,140,000(f,g,k)      3,793,275
 06-16-14                               5.53          6,812,163(k)          6,241,644
                                                                      ---------------
Total                                                                      10,034,919
-------------------------------------------------------------------------------------

MEDIA CABLE (1.5%)
Cequel Communications LLC
 Tranche A 2nd Lien Term Loan
 05-05-14                               4.76          2,900,000             2,800,124
Charter Communications Operating LLC
 Term Loan
 03-06-14                               2.26          7,882,957             7,379,316
                                                                      ---------------
Total                                                                      10,179,440
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.3%)
Dresser
 2nd Lien Term Loan
 05-04-15                          5.99-6.02         10,521,000             9,725,402
-------------------------------------------------------------------------------------

WIRELINES (1.0%)
FairPoint Communications
 Tranche B Term Loan
 03-31-15                               0.00          9,727,791(b)          7,566,860
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $57,575,629)                                                       $63,789,429
-------------------------------------------------------------------------------------





COMMON STOCKS (--%)
ISSUER                                                 SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS
Link Energy LLC Unit                                    494,265(b)               $667
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $3,913,363)                                                               $667
-------------------------------------------------------------------------------------



OTHER (--%)
ISSUER                                                 SHARES                VALUE(a)
DIVERSIFIED FINANCIAL SERVICES
Varde Fund V LP                                       5,000,000(e,m)         $227,900
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                  $227,900
-------------------------------------------------------------------------------------



MONEY MARKET FUND (4.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              28,776,383(o)        $28,776,383
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $28,776,383)                                                       $28,776,383
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (7.7%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     56,148,502           $56,148,502
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $56,148,502)                                                       $56,148,502
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $740,109,558)(p)                                                  $779,662,268
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 4.42% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $231,984,147 or 31.91% of net assets.

(e) The share amount for Limited Liability Companies (LLC) or Limited Partnerships (LP) represents capital contributions.

(f) At Dec. 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $5,540,058. See Note 2 to the financial statements.

(g) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(h) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2009.

(j)  This position is in bankruptcy.


--------------------------------------------------------------------------------
210  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(k) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(l) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(m)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $5,743,090 representing 0.79% of net assets. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                 COST
     ---------------------------------------------------------------------------
     Great Lakes Gaming of Michigan LLC
       Development Term Loan
       9.00% 2012                         03-02-07 thru 09-15-07      $2,263,456
     Great Lakes Gaming of Michigan LLC
       Non-Gaming Land Acquisition
       Letter of Credit
       9.00% 2012                         03-02-07 thru 09-15-07         837,280
     Great Lakes Gaming of Michigan LLC
       Transition Term Loan
       9.00% 2012                         03-02-07 thru 09-15-07         586,262
     United Artists Theatre Circuit
       Pass-Through Ctfs Series AU4
       9.30% 2015                         02-09-00 thru 04-09-02       1,326,311
     United Artists Theatre Circuit
       Pass-Through Ctfs Series AV2
       9.30% 2015                         12-11-01 thru 08-28-02         410,982
     Varde Fund V LP                      04-27-00 thru 06-19-00              --*


     * The original cost for this position was $5,000,000. From Sept. 29, 2004 through March 7, 2005, $5,000,000 was returned to the fund in the form of return of capital.

(n) For those zero coupons that become coupon paying at a future date, the interest rate disclosed represents the annualized effective yield from the date of acquisition to maturity.

(o) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(p) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $737,563,033 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                     $56,788,265
     Unrealized depreciation                                                     (14,689,030)
     ---------------------------------------------------------------------------------------
     Net unrealized appreciation                                                 $42,099,235
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  211

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - High Yield Bond Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
212  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                       FAIR VALUE AT DEC. 31, 2009
                                                       ----------------------------------------------------------
                                                            LEVEL 1         LEVEL 2
                                                         QUOTED PRICES       OTHER        LEVEL 3
                                                           IN ACTIVE      SIGNIFICANT   SIGNIFICANT
                                                          MARKETS FOR     OBSERVABLE   UNOBSERVABLE
DESCRIPTION                                            IDENTICAL ASSETS     INPUTS        INPUTS         TOTAL
-----------------------------------------------------------------------------------------------------------------
Bonds
  Corporate Debt Securities                                       $--    $621,487,624    $9,231,763  $630,719,387
-----------------------------------------------------------------------------------------------------------------
Total Bonds                                                        --     621,487,624     9,231,763   630,719,387
-----------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Oil, Gas & Consumable Fuels                                    --             667            --           667
  Other
    Diversified Financial Services                                 --              --       227,900       227,900
-----------------------------------------------------------------------------------------------------------------
Total Equity Securities                                            --             667       227,900       228,567
-----------------------------------------------------------------------------------------------------------------
Other
  Senior Loans                                                     --      60,319,002     3,470,427    63,789,429
  Affiliated Money Market Fund(a)                          28,776,383              --            --    28,776,383
  Investments of Cash Collateral Received for
    Securities on Loan                                     56,148,502              --            --    56,148,502
-----------------------------------------------------------------------------------------------------------------
Total Other                                                84,924,885      60,319,002     3,470,427   148,714,314
-----------------------------------------------------------------------------------------------------------------
Total                                                     $84,924,885    $681,807,293   $12,930,090  $779,662,268
-----------------------------------------------------------------------------------------------------------------



(a) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                     CORPORATE
                                                       DEBT      COMMON               SENIOR
                                                    SECURITIES   STOCKS     OTHER      LOANS       TOTAL
-----------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                         $2,863,285        $5  $543,400  $4,808,307   $8,214,997
  Accrued discounts/premiums                            32,842        --        --      17,171       50,013
  Realized gain (loss)                                  85,244   150,237   267,215      13,600      516,296
  Change in unrealized appreciation
    (depreciation)*                                    333,080        (5) (315,500)   (186,249)    (168,674)
  Net purchases (sales)                              6,699,355  (150,237) (267,215) (1,182,402)   5,099,501
  Transfers in and/or out of Level 3                  (782,043)       --        --          --     (782,043)
-----------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2009                         $9,231,763       $--  $227,900  $3,470,427  $12,930,090
-----------------------------------------------------------------------------------------------------------



* Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2009 was $3,917,178.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  213

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Income Opportunities Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (92.5%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (1.1%)
L-3 Communications
 01-15-14                               6.13%           $80,000               $80,500
L-3 Communications
 Series B
 10-15-15                               6.38          9,422,000             9,457,332
TransDigm
 07-15-14                               7.75          8,405,000             8,510,063
 07-15-14                               7.75          2,715,000(d)          2,752,331
Triumph Group
 Sr Sub Nts
 11-15-17                               8.00          1,974,000(d,j)        1,993,740
                                                                      ---------------
Total                                                                      22,793,966
-------------------------------------------------------------------------------------

AIRLINES (0.7%)
Delta Air Lines
 Sr Secured
 09-15-14                               9.50         14,410,000(d,j)       14,986,400
-------------------------------------------------------------------------------------

AUTOMOTIVE (0.9%)
American Axle & Mfg Holdings
 01-15-17                               9.25          1,998,000(d)          2,027,970
Tenneco
 11-15-15                               8.13          9,455,000(j)          9,561,369
TRW Automotive
 Sr Nts
 12-01-17                               8.88          7,020,000(d,j)        7,283,250
                                                                      ---------------
Total                                                                      18,872,589
-------------------------------------------------------------------------------------

BUILDING MATERIALS (1.6%)
Associated Materials LLC/Finance
 Sr Secured
 11-15-16                               9.88         11,408,000(d)         12,092,480
Gibraltar Inds
 Series B
 12-01-15                               8.00          7,682,000             7,413,130
Interface
 11-01-13                              11.38          1,910,000             2,134,425
Norcraft Companies LP/Finance
 11-01-11                               9.00          1,391,000             1,392,739
Norcraft Companies LP/Finance
 Sr Secured
 12-15-15                              10.50          9,309,000(d)          9,541,725
                                                                      ---------------
Total                                                                      32,574,499
-------------------------------------------------------------------------------------

CHEMICALS (3.9%)
Ashland
 06-01-17                               9.13          3,615,000(d,j)        3,967,463
Chemtura
 06-01-16                               6.88         12,200,000(b)         12,932,000
Dow Chemical
 Sr Unsecured
 05-15-19                               8.55          5,415,000             6,460,880
INVISTA
 Sr Unsecured
 05-01-12                               9.25         15,870,000(d)         16,108,049
Koppers
 12-01-19                               7.88          2,040,000(d)          2,070,600
Nalco
 11-15-13                               8.88          3,000,000(j)          3,090,000
Nalco
 Sr Nts
 05-15-17                               8.25          1,570,000(d)          1,664,200
Nova Chemicals
 Sr Unsecured
 11-15-13                               3.65         11,078,000(c,f)       10,136,370
 11-01-16                               8.38          5,240,000(c,d)        5,318,600
 11-01-19                               8.63          8,330,000(c,d,j)      8,475,775
Solutia
 11-01-17                               8.75          7,495,000(j)          7,813,538
                                                                      ---------------
Total                                                                      78,037,475
-------------------------------------------------------------------------------------

CONSTRUCTION MACHINERY (2.4%)
Manitowoc
 11-01-13                               7.13          1,270,000             1,193,800
RSC Equipment Rental
 Sr Secured
 07-15-17                              10.00          3,380,000(d,j)        3,650,400
Terex
 01-15-14                               7.38          8,165,000(j)          8,256,856
Terex
 Sr Unsecured
 06-01-16                              10.88          8,890,000(j)          9,912,350
United Rentals North America
 06-15-16                              10.88         12,450,000(j)         13,539,376
United Rentals North America
 Sr Unsecured
 12-15-19                               9.25         11,165,000(j)         11,513,906
                                                                      ---------------
Total                                                                      48,066,688
-------------------------------------------------------------------------------------

CONSUMER CYCLICAL SERVICES (0.7%)
Aquilex Holdings LLC
 Sr Nts
 12-15-16                              11.13          4,952,000(d)          4,927,240
West Corp
 10-15-14                               9.50          9,650,000             9,794,750
                                                                      ---------------
Total                                                                      14,721,990
-------------------------------------------------------------------------------------

CONSUMER PRODUCTS (2.1%)
ACCO Brands
 Sr Secured
 03-15-15                              10.63          9,590,000(d,j)       10,525,025
American Achievement
 04-01-12                               8.25            795,000(d)            795,000
Chattem
 03-01-14                               7.00          2,100,000             2,157,750
Easton-Bell Sports
 Sr Secured
 12-01-16                               9.75          3,520,000(d)          3,616,800
Jarden
 05-01-16                               8.00          6,335,000             6,540,888
 05-01-17                               7.50          6,420,000             6,420,000
Sealy Mattress
 Sr Secured
 04-15-16                              10.88          3,560,000(d)          3,960,500
Visant
 10-01-12                               7.63          1,015,000             1,020,075
Visant Holding
 Sr Disc Nts
 12-01-13                              10.25          3,840,000             3,964,800
Visant Holding
 Sr Nts
 12-01-13                               8.75          2,194,000             2,254,335
                                                                      ---------------
Total                                                                      41,255,173
-------------------------------------------------------------------------------------

DIVERSIFIED MANUFACTURING (1.1%)
CPM Holdings
 Sr Secured
 09-01-14                              10.63          7,594,000(d)          8,011,670
McJunkin Red Man
 Sr Secured
 12-15-16                               9.50         15,297,000(d)         14,991,060
                                                                      ---------------
Total                                                                      23,002,730
-------------------------------------------------------------------------------------

ELECTRIC (5.2%)
CMS Energy
 Sr Unsecured
 07-17-17                               6.55         12,950,000            12,788,902
 06-15-19                               8.75          1,075,000(j)          1,198,625
Dynegy Holdings
 Sr Unsecured
 05-15-18                               7.13          7,482,000             6,097,830
 06-01-19                               7.75          6,535,000(j)          5,669,113
Edison Mission Energy
 Sr Unsecured
 06-15-16                               7.75          3,125,000(j)          2,656,250
 05-15-17                               7.00          8,527,000(j)          6,736,330
IPALCO Enterprises
 Sr Secured
 11-14-11                               8.63          6,240,000             6,520,800
 04-01-16                               7.25         12,015,000(d)         12,255,300
Midwest Generation LLC
 Pass-Through Ctfs Series B
 01-02-16                               8.56         18,339,727            18,523,124
NiSource Finance
 01-15-19                               6.80         13,220,000            14,138,089


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
214  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
ELECTRIC (CONT.)
NRG Energy
 02-01-16                               7.38%        $9,045,000            $9,056,306
 01-15-17                               7.38          8,080,000             8,100,200
                                                                      ---------------
Total                                                                     103,740,869
-------------------------------------------------------------------------------------

ENTERTAINMENT (1.1%)
AMC Entertainment
 Sr Unsecured
 06-01-19                               8.75          6,867,000(j)          7,004,340
Cinemark USA
 06-15-19                               8.63          3,839,000(d,j)        3,992,560
Regal Cinemas
 07-15-19                               8.63          4,875,000             5,070,000
Regal Cinemas
 Series B
 02-01-12                               9.38          1,000,000             1,001,250
Speedway Motorsports
 06-01-16                               8.75          4,650,000             4,894,125
                                                                      ---------------
Total                                                                      21,962,275
-------------------------------------------------------------------------------------

ENVIRONMENTAL (0.1%)
Clean Harbors
 Sr Secured
 08-15-16                               7.63          1,625,000             1,647,344
-------------------------------------------------------------------------------------

FOOD AND BEVERAGE (2.1%)
Aramark
 02-01-15                               8.50          6,560,000(j)          6,756,800
Bumble Bee Foods LLC
 Sr Secured
 12-15-15                               7.75          9,707,000(d,j)        9,706,999
Constellation Brands
 12-15-14                               8.38            861,000               916,965
 09-01-16                               7.25          3,391,000(j)          3,441,865
 05-15-17                               7.25          4,721,000             4,785,914
Cott Beverages
 Sr Nts
 11-15-17                               8.38          4,205,000(d,j)        4,341,663
Del Monte
 Sr Sub Nts
 10-15-19                               7.50          8,340,000(d)          8,590,200
Michael Foods
 11-15-13                               8.00          2,550,000             2,610,563
                                                                      ---------------
Total                                                                      41,150,969
-------------------------------------------------------------------------------------

GAMING (5.5%)
Ameristar Casinos
 Sr Unsecured
 06-01-14                               9.25          7,550,000(d)          7,814,250
Boyd Gaming
 Sr Sub Nts
 02-01-16                               7.13         10,960,000             9,535,200
Circus & Eldorado Jt Venture/Silver Legacy
 Capital
 1st Mtge
 03-01-12                              10.13          9,885,000             8,748,225
Firekeepers Development Authority
 Sr Secured
 05-01-15                              13.88          7,640,000(d)          8,671,400
MGM MIRAGE
 Sr Secured
 11-15-13                              13.00          1,800,000(j)          2,074,500
 11-15-17                              11.13          7,680,000(d)          8,524,800
Penn Natl Gaming
 Sr Sub Nts
 08-15-19                               8.75          6,805,000(d,j)        6,958,113
Pokagon Gaming Authority
 Sr Nts
 06-15-14                              10.38         12,583,000(d)         13,086,319
San Pasqual Casino
 09-15-13                               8.00          1,520,000(d)          1,421,200
Seminole Indian Tribe of Florida
 10-01-20                               7.80          2,085,000(d)          1,768,539
Seminole Indian Tribe of Florida
 Sr Secured
 10-01-20                               6.54          6,100,000(d)          5,269,306
Seneca Gaming
 Sr Unsecured
 05-01-12                               7.25          4,353,000             4,244,175
Seneca Gaming
 Sr Unsecured Series B
 05-01-12                               7.25          7,500,000             7,312,500
Shingle Springs Tribal Gaming Authority
 Sr Nts
 06-15-15                               9.38         22,035,000(d)         16,746,599
Tunica-Biloxi Gaming Authority
 Sr Unsecured
 11-15-15                               9.00          8,280,000(d)          7,452,000
                                                                      ---------------
Total                                                                     109,627,126
-------------------------------------------------------------------------------------

GAS PIPELINES (3.8%)
Copano Energy LLC
 06-01-18                               7.75          4,825,000(j)          4,837,063
El Paso
 Sr Unsecured
 12-12-13                              12.00          3,430,000(j)          4,013,100
 06-15-14                               6.88          4,070,000             4,066,992
 02-15-16                               8.25          8,420,000             8,967,300
 06-15-17                               7.00          5,000,000             4,958,960
Regency Energy Partners LP/Finance
 12-15-13                               8.38          1,600,000             1,656,000
Regency Energy Partners LP/Finance
 Sr Unsecured
 06-01-16                               9.38         12,030,000(d,j)       12,902,175
SONAT
 Sr Unsecured
 02-01-18                               7.00          2,600,000             2,538,526
Southern Star Central
 Sr Nts
 03-01-16                               6.75          6,490,000(d)          6,360,200
 03-01-16                               6.75         12,637,000            12,194,705
Williams Partners LP/Finance
 Sr Unsecured
 02-01-17                               7.25         14,330,000            14,476,051
                                                                      ---------------
Total                                                                      76,971,072
-------------------------------------------------------------------------------------

HEALTH CARE (7.9%)
Apria Healthcare Group
 Sr Secured
 11-01-14                              11.25          8,705,000(d)          9,553,738
Biomet
 Pay-in-kind
 10-15-17                              10.38          8,090,000(e,j)        8,777,650
Community Health Systems
 07-15-15                               8.88         12,810,000(j)         13,258,350
DaVita
 03-15-13                               6.63         15,120,000            15,157,800
 03-15-15                               7.25            750,000(j)            751,875
FMC Finance III
 07-15-17                               6.88          2,368,000(c)          2,350,240
HCA
 Secured
 11-15-16                               9.25         17,099,000(j)         18,360,050
HCA
 Sr Secured Pay-in-kind
 11-15-16                               9.63         15,333,000(e)         16,597,973
HCA
 Sr Secured
 02-15-20                               7.88          4,900,000(d,j)        5,102,125
IASIS Healthcare LLC/Capital
 06-15-14                               8.75         17,155,000            17,369,437
Omnicare
 06-01-13                               6.13          2,856,000             2,770,320
 12-15-13                               6.75          5,410,000             5,301,800
 12-15-15                               6.88         14,691,000            14,286,998
Select Medical
 02-01-15                               7.63         21,370,000            20,728,899
Tenet Healthcare
 Sr Secured
 07-01-19                               8.88          5,155,000(d,j)        5,593,175
                                                                      ---------------
Total                                                                     155,960,430
-------------------------------------------------------------------------------------

HEALTH CARE INSURANCE (0.4%)
Coventry Health Care
 Sr Unsecured
 08-15-14                               6.30          2,187,000             2,139,105
 03-15-17                               5.95          5,390,000             4,887,528
                                                                      ---------------
Total                                                                       7,026,633
-------------------------------------------------------------------------------------

HOME CONSTRUCTION (1.4%)
K Hovnanian Enterprises
 Sr Secured
 10-15-16                              10.63         16,866,000(d)         17,624,970
KB Home
 09-15-17                               9.10          2,155,000             2,262,750
Norcraft Holdings LP/Capital
 Sr Disc Nts
 09-01-12                               9.75             92,000                88,320


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  215

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
HOME CONSTRUCTION (CONT.)
Ryland Group
 05-15-17                               8.40%        $4,700,000            $4,958,500
Toll Brothers Finance
 10-15-17                               8.91          1,990,000(j)          2,259,352
William Lyon Homes
 02-15-14                               7.50            570,000               367,650
                                                                      ---------------
Total                                                                      27,561,542
-------------------------------------------------------------------------------------

INDEPENDENT ENERGY (8.7%)
Berry Petroleum
 Sr Unsecured
 06-01-14                              10.25          6,340,000             6,894,750
Chesapeake Energy
 07-15-13                               7.63          2,000,000(j)          2,095,000
 06-15-14                               7.50            225,000               229,500
 08-15-14                               7.00          1,230,000             1,245,375
 01-15-16                               6.63          3,805,000             3,766,950
 01-15-16                               6.88          8,016,000(j)          8,016,000
 08-15-17                               6.50            520,000(j)            509,600
 01-15-18                               6.25          3,690,000(j)          3,542,400
Comstock Resources
 10-15-17                               8.38          5,545,000(j)          5,669,763
Denbury Resources
 04-01-13                               7.50          1,046,000(j)          1,051,230
 12-15-15                               7.50          3,917,000             3,907,208
 03-01-16                               9.75          3,000,000(j)          3,202,500
EXCO Resources
 01-15-11                               7.25          5,152,000(j)          5,139,120
Forest Oil
 06-15-19                               7.25          4,905,000(j)          4,843,688
Forest Oil
 Sr Nts
 02-15-14                               8.50          9,610,000(d,j)       10,042,449
Hilcorp Energy I LP/Finance
 Sr Unsecured
 11-01-15                               7.75         18,386,000(d)         18,018,279
KCS Energy
 04-01-12                               7.13          6,375,000             6,390,938
Newfield Exploration
 Sr Sub Nts
 05-15-18                               7.13          1,970,000(j)          1,989,700
Petrohawk Energy
 08-01-14                              10.50          8,505,000             9,302,343
 06-01-15                               7.88          2,200,000             2,222,000
Plains Exploration & Production
 06-15-15                               7.75          1,005,000(j)          1,022,588
 10-15-19                               8.63          7,605,000(j)          7,814,138
Quicksilver Resources
 08-01-15                               8.25         18,327,000(j)         18,785,174
 04-01-16                               7.13          2,873,000(j)          2,679,073
 08-15-19                               9.13          5,140,000(j)          5,371,300
Range Resources
 03-15-15                               6.38          2,200,000             2,183,500
 05-15-16                               7.50          4,005,000             4,115,138
 05-01-18                               7.25          1,165,000             1,188,300
 05-15-19                               8.00          4,832,000(j)          5,170,240
SandRidge Energy
 05-15-16                               9.88          2,290,000(d,j)        2,410,225
 06-01-18                               8.00          6,110,000(d)          6,003,075
SandRidge Energy
 Pay-in-kind
 04-01-15                               8.63         14,785,000(e,j)       14,784,999
Southwestern Energy
 Sr Nts
 02-01-18                               7.50          2,035,000             2,157,100
                                                                      ---------------
Total                                                                     171,763,643
-------------------------------------------------------------------------------------

LODGING (0.8%)
Starwood Hotels & Resorts Worldwide
 Sr Unsecured
 02-15-13                               6.25          4,700,000(j)          4,841,000
Wyndham Worldwide
 Sr Unsecured
 05-01-14                               9.88          3,945,000             4,385,566
 12-01-16                               6.00          6,540,000             6,092,625
                                                                      ---------------
Total                                                                      15,319,191
-------------------------------------------------------------------------------------

MEDIA CABLE (4.7%)
Cablevision Systems
 Sr Nts
 09-15-17                               8.63          7,190,000(d,j)        7,486,588
Charter Communications Operating LLC/Capital
 Secured
 04-30-12                               8.00          2,496,000(d)          2,564,640
 04-30-14                               8.38         15,906,000(d)         16,343,414
CSC Holdings LLC
 Sr Unsecured
 02-15-19                               8.63          1,280,000(d,j)        1,372,800
CSC Holdings LLC
 Sr Unsecured
 04-15-14                               8.50          4,990,000(d,j)        5,314,350
 06-15-15                               8.50          5,360,000(d)          5,708,400
DISH DBS
 10-01-13                               7.00          2,500,000(j)          2,571,875
 10-01-14                               6.63         11,150,000            11,247,563
 02-01-16                               7.13          7,355,000             7,511,294
Mediacom LLC/Capital
 Sr Nts
 08-15-19                               9.13          5,860,000(d,j)        5,977,200
Videotron Ltee
 01-15-14                               6.88            750,000(c)            753,750
 04-15-18                               9.13          6,870,000(c,j)        7,557,000
 04-15-18                               9.13          8,570,000(c,d)        9,427,000
Virgin Media Finance
 04-15-14                               8.75            872,000(c)            900,340
 08-15-16                               9.13          2,100,000(c,j)        2,210,250
 08-15-16                               9.50          7,550,000(c)          8,116,250
                                                                      ---------------
Total                                                                      95,062,714
-------------------------------------------------------------------------------------

MEDIA NON CABLE (6.5%)
Belo
 Sr Unsecured
 11-15-16                               8.00          7,468,000             7,654,700
Clear Channel Worldwide Holdings
 Series A
 12-15-17                               9.25          2,551,000(d)          2,608,398
Clear Channel Worldwide Holdings
 Series B
 12-15-17                               9.25         10,202,000(d,j)       10,508,060
Intelsat Jackson Holdings
 11-01-19                               8.50          4,000,000(c,d)        4,110,000
Intelsat Subsidiary Holding
 01-15-15                               8.88          3,490,000(c,d)        3,603,425
 01-15-15                               8.88          2,650,000(c,j)        2,742,750
Intelsat
 Sr Unsecured
 06-15-16                               9.25          4,880,000(j)          5,038,600
Interpublic Group of Companies
 Sr Unsecured
 07-15-17                              10.00         10,575,000(j)         11,738,250
Lamar Media
 04-01-14                               9.75         13,265,000            14,641,243
 08-15-15                               6.63          1,018,000               987,460
Lamar Media
 Series B
 08-15-15                               6.63            740,000               710,400
Liberty Media LLC
 Sr Unsecured
 05-15-13                               5.70          2,700,000             2,571,750
Nielsen Finance LLC
 08-01-14                              10.00         20,725,000(j)         21,605,812
Quebecor Media
 Sr Unsecured
 03-15-16                               7.75          5,590,000(c)          5,576,025
Rainbow Natl Services LLC
 09-01-12                               8.75         11,134,000(d)         11,342,763
Salem Communications
 Sr Secured
 12-15-16                               9.63          9,691,000(d,j)       10,151,323
Sinclair Television Group
 Sr Secured
 11-01-17                               9.25         14,342,000(d,j)       14,915,679
                                                                      ---------------
Total                                                                     130,506,638
-------------------------------------------------------------------------------------

METALS (1.9%)
Arch Coal
 08-01-16                               8.75          8,954,000(d)          9,457,663
Arch Western Finance LLC
 07-01-13                               6.75          7,250,000             7,195,625
Compass Minerals Intl
 Sr Nts
 06-01-19                               8.00          1,610,000(d)          1,690,500
Freeport-McMoRan Copper & Gold
 Sr Unsecured
 04-01-17                               8.38         10,650,000            11,661,750
Peabody Energy
 04-15-16                               5.88          2,655,000             2,588,625
 11-01-16                               7.38          2,060,000(j)          2,124,375


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
216  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
METALS (CONT.)
Peabody Energy
 Series B
 03-15-13                               6.88%        $2,868,000            $2,900,265
                                                                      ---------------
Total                                                                      37,618,803
-------------------------------------------------------------------------------------

NON CAPTIVE DIVERSIFIED (1.7%)
CIT Group
 Sr Secured
 05-01-17                               7.00         19,830,000            17,202,525
Ford Motor Credit LLC
 Sr Unsecured
 10-25-11                               7.25         12,163,000            12,283,316
 08-01-12                               7.50          5,100,000(j)          5,151,000
                                                                      ---------------
Total                                                                      34,636,841
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (1.2%)
Concho Resources
 10-01-17                               8.63          5,694,000             5,978,700
Expro Finance Luxembourg
 Sr Secured
 12-15-16                               8.50         15,332,000(c,d,j)     15,010,435
Key Energy Services
 12-01-14                               8.38          3,499,000(j)          3,507,748
                                                                      ---------------
Total                                                                      24,496,883
-------------------------------------------------------------------------------------

OTHER FINANCIAL INSTITUTIONS (0.9%)
Cardtronics
 08-15-13                               9.25          6,776,000             6,970,810
Cardtronics
 Series B
 08-15-13                               9.25         11,390,000            11,717,463
                                                                      ---------------
Total                                                                      18,688,273
-------------------------------------------------------------------------------------

OTHER INDUSTRY (0.8%)
Altra Holdings
 Sr Secured
 12-01-16                               8.13          4,090,000(d,j)        4,202,475
Chart Inds
 10-15-15                               9.13          8,195,000             8,174,513
The GEO Group
 10-15-17                               7.75          3,980,000(d)          4,074,525
                                                                      ---------------
Total                                                                      16,451,513
-------------------------------------------------------------------------------------

PACKAGING (3.0%)
Ball
 09-01-16                               7.13          1,035,000(j)          1,060,875
 09-01-19                               7.38          2,890,000(j)          2,969,475
Crown Americas LLC/Capital
 11-15-13                               7.63            685,000(j)            707,263
Crown Americas LLC/Capital II
 Sr Unsecured
 05-15-17                               7.63          9,410,000(d,j)        9,762,875
Greif
 Sr Unsecured
 02-01-17                               6.75         11,135,000            10,912,300
 08-01-19                               7.75            905,000               923,100
Owens-Brockway Glass Container
 05-15-13                               8.25            980,000             1,006,950
 05-15-16                               7.38          7,620,000(j)          7,867,650
Reynolds Group Issuer LLC
 Sr Secured
 10-15-16                               7.75         15,435,000(d,j)       15,820,874
Sealed Air
 Sr Nts
 06-15-17                               7.88          5,597,000(d)          5,961,712
Silgan Holdings
 Sr Sub Nts
 11-15-13                               6.75          3,302,000             3,335,020
                                                                      ---------------
Total                                                                      60,328,094
-------------------------------------------------------------------------------------

PAPER (3.2%)
Boise Cascade LLC
 10-15-14                               7.13          2,031,000             1,830,439
Cascades
 Sr Nts
 12-15-17                               7.75         11,555,000(c,d)       11,742,769
Georgia-Pacific LLC
 01-15-15                               7.00          4,000,000(d)          4,050,000
 06-15-15                               7.70         11,883,000(j)         12,477,150
 05-01-16                               8.25          3,807,000(d)          4,035,420
 01-15-17                               7.13          3,632,000(d)          3,677,400
Graphic Packaging Intl
 06-15-17                               9.50          6,090,000(j)          6,455,400
NewPage
 Secured
 05-01-12                              10.00          3,640,000             2,602,600
NewPage
 Sr Secured
 12-31-14                              11.38         13,863,000(d)         14,001,630
Potlatch
 Sr Nts
 11-01-19                               7.50          3,854,000(d,j)        3,931,080
                                                                      ---------------
Total                                                                      64,803,888
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.2%)
Valeant Pharmaceuticals Intl
 06-15-16                               8.38          3,755,000(d)          3,867,650
-------------------------------------------------------------------------------------

RAILROADS (0.4%)
Kansas City Southern Mexico
 Sr Unsecured
 05-01-12                               9.38          4,000,000(c)          4,150,000
Kansas City Southern Railway
 06-01-15                               8.00          4,100,000(j)          4,253,750
                                                                      ---------------
Total                                                                       8,403,750
-------------------------------------------------------------------------------------

RETAILERS (1.9%)
HSN
 08-01-16                              11.25          3,310,000             3,715,475
Neiman Marcus Group
 Pay-in-kind
 10-15-15                               9.00          6,974,255(e,j)        6,817,334
QVC
 Sr Secured
 10-01-19                               7.50          7,925,000(d)          8,073,594
Rite Aid
 Sr Secured
 06-12-16                               9.75          3,335,000             3,618,475
 10-15-19                              10.25          2,760,000(d,j)        2,870,400
Toys R Us Property I LLC
 07-15-17                              10.75          6,043,000(d,j)        6,617,085
Toys R Us Property II LLC
 Sr Secured
 12-01-17                               8.50          6,696,000(d,j)        6,846,660
                                                                      ---------------
Total                                                                      38,559,023
-------------------------------------------------------------------------------------

TECHNOLOGY (2.1%)
Communications & Power Inds
 02-01-12                               8.00         14,495,000            14,440,643
CPI Intl
 Sr Unsecured
 02-01-15                               6.68          1,912,000(f)          1,663,440
Dupont Fabros Technology LP
 12-15-17                               8.50          5,030,000(d,j)        5,099,163
First Data
 09-24-15                               9.88            883,000               814,568
JDA Software Group
 Sr Unsecured
 12-15-14                               8.00          2,005,000(d)          2,060,138
Lender Processing Services
 07-01-16                               8.13          5,558,000             5,912,322
Seagate Technology Intl
 Secured
 05-01-14                              10.00          3,045,000(c,d,j)      3,372,338
SS&C Technologies
 12-01-13                              11.75          7,195,000             7,626,699
SunGard Data Systems
 08-15-15                              10.25          1,435,000(j)          1,528,275
                                                                      ---------------
Total                                                                      42,517,586
-------------------------------------------------------------------------------------

TRANSPORTATION SERVICES (1.2%)
Erac USA Finance
 10-15-17                               6.38         11,640,000(d)         12,146,792
Hertz
 01-01-14                               8.88          8,570,000             8,762,825
 01-01-16                              10.50          2,325,000(j)          2,481,938
                                                                      ---------------
Total                                                                      23,391,555
-------------------------------------------------------------------------------------

WIRELESS (5.4%)
CC Holdings GS V LLC/Crown Castle GS III
 Sr Secured
 05-01-17                               7.75         14,735,000(d)         15,692,775
Cricket Communications
 07-15-15                              10.00            888,000(j)            900,210
Cricket Communications
 Sr Secured
 05-15-16                               7.75         18,715,000(j)         18,668,213


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  217

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Income Opportunities Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
WIRELESS (CONT.)
Crown Castle Intl
 Sr Nts
 11-01-19                               7.13%        $8,000,000            $7,940,000
Nextel Communications
 Series D
 08-01-15                               7.38         36,393,000(j)         35,392,192
Nextel Communications
 Series F
 03-15-14                               5.95            834,000(j)            778,748
SBA Telecommunications
 08-15-16                               8.00          4,100,000(d)          4,284,500
 08-15-19                               8.25          7,497,000(d,j)        7,946,820
Sprint Capital
 01-30-11                               7.63            831,000(j)            850,736
Sprint Nextel
 Sr Unsecured
 08-15-17                               8.38         11,505,000            11,735,100
Wind Acquisition Finance
 07-15-17                              11.75          4,150,000(c,d)        4,533,875
                                                                      ---------------
Total                                                                     108,723,169
-------------------------------------------------------------------------------------

WIRELINES (5.9%)
Cincinnati Bell
 02-15-15                               7.00          6,265,000(j)          6,186,688
 10-15-17                               8.25          6,500,000(j)          6,597,500
Frontier Communications
 Sr Unsecured
 05-01-14                               8.25          1,130,000(j)          1,178,025
 10-01-18                               8.13          2,355,000(j)          2,384,438
 03-15-19                               7.13         12,450,000(j)         11,765,249
Level 3 Financing
 11-01-14                               9.25         10,025,000(j)          9,473,625
 02-15-15                               4.60          6,395,000(f)          4,828,225
 02-15-17                               8.75          7,065,000             6,446,813
Qwest Capital Funding
 08-15-10                               7.90            400,000               408,000
Qwest Communications Intl
 10-01-15                               8.00          5,145,000(d,j)        5,286,488
Qwest
 Sr Unsecured
 03-15-12                               8.88          3,810,000(j)          4,095,750
 10-01-14                               7.50         10,585,000            10,995,169
 06-15-15                               7.63          4,915,000             5,087,025
 05-01-16                               8.38          5,345,000(j)          5,732,513
Time Warner Telecom Holdings
 02-15-14                               9.25          3,345,000             3,449,531
Valor Telecommunications Enterprises Finance
 02-15-15                               7.75         10,675,000            10,995,249
Windstream
 08-01-16                               8.63         13,250,000            13,481,874
 11-01-17                               7.88          9,464,000(d,j)        9,369,360
                                                                      ---------------
Total                                                                     117,761,522
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,729,437,377)                                                 $1,852,860,506
-------------------------------------------------------------------------------------



SENIOR LOANS (4.2%)(g)
                                    COUPON           PRINCIPAL
BORROWER                             RATE              AMOUNT                VALUE(a)
AEROSPACE & DEFENSE (0.3%)
Alion Science and Technology
 Term Loan
 02-06-13                               9.50%        $6,033,682            $5,581,156
-------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Hexion Specialty Chemicals
 Tranche C1 Term Loan
 05-05-13                               2.56         13,073,252            11,426,022
Hexion Specialty Chemicals
 Tranche C2 Term Loan
 05-05-13                               2.56          2,889,220             2,525,178
                                                                      ---------------
Total                                                                      13,951,200
-------------------------------------------------------------------------------------

ELECTRIC (0.8%)
Energy Future Holdings
 Tranche B3 Term Loan
 TBD                                     TBD          3,590,816(h,i)        2,895,096
 10-10-14                          3.73-3.75         15,680,000            12,642,000
                                                                      ---------------
Total                                                                      15,537,096
-------------------------------------------------------------------------------------

ENTERTAINMENT (--%)
AMC Entertainment Holdings
 Pay-in-kind Term Loan
 06-13-12                               5.25            938,762(e)            854,273
-------------------------------------------------------------------------------------

GAMING (0.1%)
Great Lakes Gaming of Michigan LLC
 Development Term Loan
 08-15-12                               9.00            818,513(k)            762,772
Great Lakes Gaming of Michigan LLC
 Non-Gaming Land Acquisition
 Letter of Credit
 08-15-12                               9.00            302,778(k)            282,159
Great Lakes Gaming of Michigan LLC
 Transition Term Loan
 08-15-12                               9.00            212,005(k)            197,567
                                                                      ---------------
Total                                                                       1,242,498
-------------------------------------------------------------------------------------

MEDIA CABLE (1.1%)
Cequel Communications LLC
 Tranche A 2nd Lien Term Loan
 05-05-14                               4.76          7,706,282             7,440,878
Charter Communications Operating LLC
 Term Loan
 TBD                                     TBD          4,987,323(h,i)        4,668,683
 03-06-14                               2.26         12,169,035            11,391,556
                                                                      ---------------
Total                                                                      23,501,117
-------------------------------------------------------------------------------------

OIL FIELD SERVICES (0.9%)
Dresser
 2nd Lien Term Loan
 05-04-15                          5.99-6.02         18,595,000            17,188,847
-------------------------------------------------------------------------------------

WIRELINES (0.3%)
FairPoint Communications
 Tranche B Term Loan
 03-31-15                               0.00          8,702,410(b)          6,769,256
-------------------------------------------------------------------------------------
TOTAL SENIOR LOANS
(Cost: $76,022,644)                                                       $84,625,443
-------------------------------------------------------------------------------------





MONEY MARKET FUND (1.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              27,347,990(l)        $27,347,990
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $27,347,990)                                                       $27,347,990
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (13.9%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (2.7%)
JPMorgan Prime Money Market Fund                     55,034,944           $55,034,944
-------------------------------------------------------------------------------------





                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (1.9%)
Antalis US Funding
 01-20-10                            0.23%           $4,997,987            $4,997,987
Cancara Asset Securitisation LLC
 01-20-10                            0.28             7,994,338             7,994,338
 02-12-10                            0.27             4,996,700             4,996,700
Ebbets Funding LLC
 01-05-10                            0.48             4,999,067             4,999,067
 01-07-10                            0.56             4,997,278             4,997,278
Grampian Funding LLC
 01-04-10                            0.25             9,997,638             9,997,638
                                                                      ---------------
Total                                                                      37,983,008
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (8.4%)
Banco Espirito Santo e Commerciale
 01-05-10                            0.38             2,000,000             2,000,000
Banco Popular Caisse d'Epargne
 02-22-10                            0.27             4,996,477             4,996,477

Banco Popular Espanol
 01-06-10                            0.32             9,995,802             9,995,802
Bank of Tokyo Securities
 03-23-10                            0.29            10,000,000            10,000,000
Banque Federative du Credit Mutuel
 02-18-10                            0.33             3,996,630             3,996,630
 03-02-10                            0.28             4,996,425             4,996,425
Barclays Bank
 02-16-10                            0.36             2,000,000             2,000,000
Bayrische Hypo-Und Vereinsbank
 02-01-10                            0.43             5,000,000             5,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
218  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
Caixa Geral de Deposit
 03-04-10                            0.30%           $6,000,000            $6,000,000
Clydesdale Bank
 02-08-10                            0.30             5,000,000             5,000,000
Commerzbank
 01-04-10                            0.18             7,000,000             7,000,000
Credit Industrial et Commercial
 02-03-10                            0.33             5,000,000             5,000,000
Den Danske Bank
 01-04-10                            0.25            10,000,000            10,000,000
Dexia Bank
 01-29-10                            0.40             4,998,278             4,998,278
Erste Bank der Oesterreichischen Sparkassen
 01-05-10                            0.23             7,000,000             7,000,000
Hong Kong Shanghai Bank
 01-04-10                            0.29            10,000,000            10,000,000
Mizuho Corporate Bank
 02-19-10                            0.29            15,000,000            15,000,000
Natixis
 01-19-10                            0.30             2,998,501             2,998,501
Nederlandse Waterschapsbank
 03-01-10                            0.30             9,992,506             9,992,506
Nykredit Bank
 01-05-10                            0.45             5,000,000             5,000,000
Raiffeisen Zentralbank Oesterreich
 01-06-10                            0.28            10,000,000            10,000,000
Skandinaviska Enskilda Banken
 01-05-10                            0.40             2,000,000             2,000,000
State of Hessen
 01-04-10                            0.20            12,000,000            12,000,000
Sumitomo Mitsui Banking
 02-22-10                            0.31            13,500,000            13,500,000
                                                                      ---------------
Total                                                                     168,474,619
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.4%)
BTM Capital
 01-22-10                            0.40             2,996,900             2,996,900
KBC Financial Products
 01-11-10                            0.43             4,997,910             4,997,910
                                                                      ---------------
Total                                                                       7,994,810
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (0.5%)(m)
Barclays Capital
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $5,000,118                          0.21             5,000,000             5,000,000
RBS Securities
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $5,000,201                          0.36             5,000,000             5,000,000
                                                                      ---------------
Total                                                                      10,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $279,487,381)                                                      279,487,381
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,112,295,392)(n)                                              $2,244,321,320
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(c) Foreign security values are stated in U.S. dollars. For debt securities, principal amounts are denominated in U.S. dollar currency unless otherwise noted. At Dec. 31, 2009, the value of foreign securities represented 5.49% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $665,890,973 or 33.23% of net assets.

(e) Pay-in-kind securities are securities in which the issuer makes interest or dividend payments in cash or in additional securities. The securities usually have the same terms as the original holdings.

(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2009.

(g) Senior loans have rates of interest that float periodically based primarily on the London Interbank Offered Rate ("LIBOR") and other short-term rates. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty.

(h) At Dec. 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $7,320,350. See Note 2 to the financial statements.

(i) Represents a senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

(j) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  219

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Income Opportunities Fund

NOTES TO PORTFOLIO OF INVESTMENTS (CONTINUED)




(k)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $1,242,498 representing 0.06% of net assets. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                                ACQUISITION
     SECURITY                                      DATES                COST
     -------------------------------------------------------------------------
     Great Lakes Gaming of Michigan LLC
       Development Term Loan
       9.00% 2012                         03-02-07 thru 09-15-07      $810,373
     Great Lakes Gaming of Michigan LLC
       Non-Gaming Land Acquisition
       Letter of Credit
       9.00% 2012                         03-02-07 thru 09-15-07       299,767
     Great Lakes Gaming of Michigan LLC
       Transition Term Loan
       9.00% 2012                         03-02-07 thru 09-15-07       209,896


(l) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(m) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.


     BARCLAYS CAPITAL (0.21%)

     SECURITY DESCRIPTION                                                          VALUE(a)
     ----------------------------------------------------------------------------------------
     BCRR Trust                                                                     $834,466
     Bear Stearns Adjustable Rate Mortgage Trust                                     270,376
     Citigroup Commercial Mortgage Trust                                             396,818
     Granite Master Issuer PLC                                                       943,469
     Greenwich Capital Commercial Funding Corp                                       342,359
     JP Morgan Chase Commercial Mortgage Securities Corp                           1,241,175
     Morgan Stanley Capital I                                                        463,969
     Morgan Stanley Dean Witter Capital I                                            391,926
     WaMu Mortgage Pass Through Certificates                                         365,442
     ----------------------------------------------------------------------------------------
     Total market value for collateralized securities                             $5,250,000
     ----------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
220  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

     RBS SECURITIES (0.36%)

     SECURITY DESCRIPTION                                                          VALUE(a)
     ----------------------------------------------------------------------------------------
     280 Funding Corp                                                             $1,749,959
     Banc of America Commercial Mortgage Inc                                          22,423
     Banc of America Mortgage Securities Inc                                          22,649
     Bear Stearns Adjustable Rate Mortgage Trust                                     196,068
     Bella Vista Mortgage Trust                                                        3,570
     Citigroup Commercial Mortgage Trust                                             303,211
     Commercial Mortgage Pass Through Certificates                                     9,657
     Countrywide Home Loan Mortgage Pass Through Trust                                16,805
     Credit Suisse First Boston Mortgage Securities Corp                              30,709
     Credit Suisse Mortgage Capital Certificates                                     340,425
     First Horizon Alternative Mortgage Securities                                     2,977
     Greenwich Capital Commercial Funding Corp                                     1,057,707
     GS Mortgage Securities Corp II                                                  449,158
     Hampden CBO Ltd                                                                 176,938
     Harborview Mortgage Loan Trust                                                    4,076
     JP Morgan Chase Commercial Mortgage Securities Corp                              17,810
     JP Morgan Mortgage Trust                                                          4,418
     LB-UBS Commercial Mortgage Trust                                                  9,966
     Mellon Residential Funding Corp                                                   7,350
     MLCC Mortgage Investors Inc                                                         308
     Morgan Stanley Capital I                                                          4,867
     MortgageIT Trust                                                                  5,211
     Sequoia Mortgage Trust                                                            6,758
     Structured Adjustable Rate Mortgage Loan Trust                                   15,875
     Structured Asset Securities Corp                                                253,940
     Thornburg Mortgage Securities Trust                                               1,993
     Wachovia Bank Commercial Mortgage Trust                                         302,709
     WaMu Mortgage Pass Through Certificates                                         232,469
     ----------------------------------------------------------------------------------------
     Total market value for collateralized securities                             $5,250,006
     ----------------------------------------------------------------------------------------



(n) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $2,114,204,711 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                    $133,923,372
     Unrealized depreciation                                                      (3,806,763)
     ---------------------------------------------------------------------------------------
     Net unrealized appreciation                                                $130,116,609
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  221

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Income Opportunities Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
222  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                     FAIR VALUE AT DEC. 31, 2009
                                                   --------------------------------------------------------------
                                                        LEVEL 1          LEVEL 2
                                                     QUOTED PRICES        OTHER         LEVEL 3
                                                       IN ACTIVE       SIGNIFICANT    SIGNIFICANT
                                                      MARKETS FOR      OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS      INPUTS         INPUTS          TOTAL
-----------------------------------------------------------------------------------------------------------------
Bonds
  Corporate Debt Securities                                   $--    $1,852,860,506          $--   $1,852,860,506
-----------------------------------------------------------------------------------------------------------------
Total Bonds                                                    --     1,852,860,506           --    1,852,860,506
-----------------------------------------------------------------------------------------------------------------
Other
  Senior Loans                                                 --        83,382,945    1,242,498       84,625,443
  Affiliated Money Market Fund(a)                      27,347,990                --           --       27,347,990
  Investments of Cash Collateral Received for
    Securities on Loan(b)                              55,034,944       224,452,437           --      279,487,381
-----------------------------------------------------------------------------------------------------------------
Total Other                                            82,382,934       307,835,382    1,242,498      391,460,814
-----------------------------------------------------------------------------------------------------------------
Total                                                 $82,382,934    $2,160,695,888   $1,242,498   $2,244,321,320
-----------------------------------------------------------------------------------------------------------------



(a) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(b) Level 1 investments are comprised of the Unaffiliated Money Market Fund; Level 2 investments are comprised of all other short-term investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                                   SENIOR
                                                                                    LOANS
-------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                                      $2,112,514
  Accrued discounts/premiums                                                          6,148
  Realized gain (loss)                                                                4,869
  Change in unrealized appreciation (depreciation)*                                 (66,682)
  Net purchases (sales)                                                            (423,329)
  Transfers in and/or out of Level 3                                               (391,022)
-------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2009                                                      $1,242,498
-------------------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2009 was $1,976,244.

HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  223

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Mid Cap Growth Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (97.7%)
ISSUER                                                 SHARES                  VALUE(a)
AEROSPACE & DEFENSE (0.5%)
Precision Castparts                                      15,923              $1,757,103
---------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.1%)
CH Robinson Worldwide                                    28,828(d)            1,693,068
Expeditors Intl of Washington                            73,877               2,565,749
                                                                        ---------------
Total                                                                         4,258,817
---------------------------------------------------------------------------------------

BIOTECHNOLOGY (3.1%)
BioMarin Pharmaceutical                                 245,499(b,d)          4,617,837
Celera                                                  150,012(b,d)          1,036,583
Cephalon                                                 67,006(b,d)          4,181,844
Genzyme                                                  37,300(b)            1,828,073
                                                                        ---------------
Total                                                                        11,664,337
---------------------------------------------------------------------------------------

CAPITAL MARKETS (1.9%)
E*TRADE Financial                                     1,660,876(b)            2,906,532
Janus Capital Group                                     101,237               1,361,638
Legg Mason                                               51,097(d)            1,541,086
T Rowe Price Group                                       29,913               1,592,867
                                                                        ---------------
Total                                                                         7,402,123
---------------------------------------------------------------------------------------

CHEMICALS (0.9%)
Airgas                                                   25,486               1,213,134
Ecolab                                                   29,368               1,309,225
Mosaic                                                   15,181                 906,761
                                                                        ---------------
Total                                                                         3,429,120
---------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.2%)
Marshall & Ilsley                                       591,756               3,225,071
Regions Financial                                       453,466(d)            2,398,835
Synovus Financial                                       357,624(d)              733,129
Zions Bancorporation                                    156,752(d)            2,011,128
                                                                        ---------------
Total                                                                         8,368,163
---------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (5.3%)
BigBand Networks                                        245,547(b)              844,682
Ciena                                                   848,747(b,d)          9,200,418
F5 Networks                                              16,892(b)              894,938
Infinera                                                327,906(b)            2,908,526
Juniper Networks                                        116,275(b,d)          3,101,054
ORBCOMM                                                 644,102(b,d)          1,739,075
Riverbed Technology                                      71,175(b,d)          1,634,890
                                                                        ---------------
Total                                                                        20,323,583
---------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (2.0%)
STEC                                                    207,349(b,d)          3,388,083
Synaptics                                               133,670(b,d)          4,096,985
                                                                        ---------------
Total                                                                         7,485,068
---------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.2%)
EMCOR Group                                             100,045(b,d)          2,691,211
Fluor                                                    64,440               2,902,378
Foster Wheeler                                           45,543(b)            1,340,786
Quanta Services                                         173,086(b)            3,607,111
Shaw Group                                               56,721(b,d)          1,630,729
                                                                        ---------------
Total                                                                        12,172,215
---------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.9%)
Martin Marietta Materials                                19,407(d)            1,735,180
Vulcan Materials                                         31,223(d)            1,644,515
                                                                        ---------------
Total                                                                         3,379,695
---------------------------------------------------------------------------------------

CONSUMER FINANCE (0.4%)
First Marblehead                                        702,192(b,d)          1,495,669
---------------------------------------------------------------------------------------

DISTRIBUTORS (0.4%)
LKQ                                                      71,868(b,d)          1,407,894
---------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.2%)
Apollo Group Cl A                                        12,780(b)              774,212
---------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.4%)
Intercontinental-Exchange                                30,697(b)            3,447,273
NASDAQ OMX Group                                         90,952(b)            1,802,669
                                                                        ---------------
Total                                                                         5,249,942
---------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.2%)
Qwest Communications Intl                               189,572                 798,098
---------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.7%)
PPL                                                      78,760               2,544,736
---------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (4.1%)
Energy Conversion Devices                               199,426(b,d)          2,107,933
Evergreen Solar                                       1,214,104(b,d)          1,833,297
First Solar                                              30,511(b,d)          4,131,190
Hubbell Cl B                                             32,427               1,533,797
JA Solar Holdings ADR                                   197,892(b,c,d)        1,127,984
Real Goods Solar Cl A                                   343,578(b)            1,082,271
SunPower Cl A                                            69,049(b,d)          1,635,080
Suntech Power Holdings ADR                               44,435(b,c,d)          738,954
Yingli Green Energy Holding ADR                          78,547(b,c,d)        1,241,828
                                                                        ---------------
Total                                                                        15,432,334
---------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.1%)
Itron                                                    63,197(b,d)          4,270,221
---------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (3.6%)
Ensco Intl ADR                                           52,018(c,d)          2,077,599
Hercules Offshore                                       514,424(b,d)          2,458,947
Natl Oilwell Varco                                       42,056               1,854,249
Noble                                                    25,583(c)            1,041,228
Smith Intl                                              234,100(d)            6,360,497
                                                                        ---------------
Total                                                                        13,792,520
---------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.5%)
BJ's Wholesale Club                                      57,251(b,d)          1,872,680
---------------------------------------------------------------------------------------

FOOD PRODUCTS (1.1%)
Dean Foods                                               79,440(b)            1,433,098
HJ Heinz                                                 60,462               2,585,355
                                                                        ---------------
Total                                                                         4,018,453
---------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (4.2%)
CR Bard                                                  26,375               2,054,613
Gen-Probe                                                51,641(b,d)          2,215,399
Haemonetics                                              28,461(b)            1,569,624
Hologic                                                 190,329(b,d)          2,759,771
Masimo                                                   47,535(b,d)          1,446,015
St. Jude Medical                                         42,622(b)            1,567,637
Thoratec                                                104,522(b,d)          2,813,731
Varian Medical Systems                                   35,853(b,d)          1,679,713
                                                                        ---------------
Total                                                                        16,106,503
---------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.9%)
AmerisourceBergen                                        57,708(d)            1,504,448
Emdeon Cl A                                             115,251(b)            1,757,578
Laboratory Corp of America Holdings                      13,544(b,d)          1,013,633
MEDNAX                                                   33,508(b,d)          2,014,166
Patterson Companies                                      77,634(b,d)          2,172,199
Select Medical Holdings                                 251,004(b,d)          2,665,662
                                                                        ---------------
Total                                                                        11,127,686
---------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.0%)
Burger King Holdings                                    168,109(d)            3,163,810
Cheesecake Factory                                       45,313(b,d)            978,308
Darden Restaurants                                       46,011(d)            1,613,606
Marriott Intl Cl A                                       36,209(d)              986,695
Panera Bread Cl A                                        17,194(b,d)          1,151,482
PF Chang's China Bistro                                  24,822(b)              941,002
Pinnacle Entertainment                                  115,222(b)            1,034,694
Starwood Hotels & Resorts Worldwide                      41,887               1,531,808
                                                                        ---------------
Total                                                                        11,401,405
---------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
224  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                  VALUE(a)

HOUSEHOLD DURABLES (0.5%)
KB Home                                                  68,021(d)             $930,527
Pulte Homes                                              83,674(d)              836,740
                                                                        ---------------
Total                                                                         1,767,267
---------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (0.5%)
Clorox                                                   32,735               1,996,835
---------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (1.5%)
Akamai Technologies                                      77,379(b,d)          1,960,010
Limelight Networks                                      493,905(b)            1,941,047
OpenTable                                                76,048(b,d)          1,936,182
                                                                        ---------------
Total                                                                         5,837,239
---------------------------------------------------------------------------------------

IT SERVICES (0.6%)
ManTech Intl Cl A                                        48,639(b)            2,348,291
---------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.4%)
LeapFrog Enterprises                                    398,496(b)            1,558,119
---------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.6%)
Illumina                                                 76,380(b,d)          2,341,047
---------------------------------------------------------------------------------------

MACHINERY (1.8%)
Badger Meter                                             26,627(d)            1,060,287
Bucyrus Intl                                             14,167(d)              798,594
Flowserve                                                11,847               1,119,897
Joy Global                                               17,543                 905,043
Kennametal                                               81,307(d)            2,107,478
Terex                                                    48,072(b,d)            952,306
                                                                        ---------------
Total                                                                         6,943,605
---------------------------------------------------------------------------------------

MARINE (3.7%)
Diana Shipping                                          140,781(b,c)          2,038,509
DryShips                                              1,622,884(b,c)          9,445,185
Genco Shipping & Trading                                118,279(b)            2,647,084
                                                                        ---------------
Total                                                                        14,130,778
---------------------------------------------------------------------------------------

MEDIA (1.6%)
Regal Entertainment Group Cl A                          212,777               3,072,500
Sirius XM Radio                                       5,226,432(b,d)          3,135,859
                                                                        ---------------
Total                                                                         6,208,359
---------------------------------------------------------------------------------------

METALS & MINING (4.0%)
AK Steel Holding                                         86,964               1,856,681
Alcoa                                                   110,884               1,787,450
Allegheny Technologies                                   84,167(d)            3,768,157
Cliffs Natural Resources                                 41,660(d)            1,920,109
Kinross Gold                                             63,169(c)            1,162,310
Steel Dynamics                                           54,420                 964,322
United States Steel                                      45,996(d)            2,535,300
Yamana Gold                                              99,344(c)            1,130,535
                                                                        ---------------
Total                                                                        15,124,864
---------------------------------------------------------------------------------------

MULTILINE RETAIL (0.7%)
Nordstrom                                                40,957(d)            1,539,164
Saks                                                    142,393(b)              934,098
                                                                        ---------------
Total                                                                         2,473,262
---------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (6.0%)
Arch Coal                                                90,489(d)            2,013,380
CONSOL Energy                                            41,519               2,067,646
Denbury Resources                                        71,011(b,d)          1,050,963
El Paso                                                 248,256               2,440,356
Frontier Oil                                            226,049(d)            2,721,629
Murphy Oil                                               22,168               1,201,506
Newfield Exploration                                     16,243(b)              783,400
Petrohawk Energy                                         86,930(b)            2,085,451
Range Resources                                          22,331(d)            1,113,200
Southwestern Energy                                      19,028(b)              917,150
Tesoro                                                  163,606(d)            2,216,861
Western Refining                                        502,301(b,d)          2,365,838
Williams Companies                                       93,826               1,977,852
                                                                        ---------------
Total                                                                        22,955,232
---------------------------------------------------------------------------------------

PHARMACEUTICALS (1.9%)
King Pharmaceuticals                                    131,259(b)            1,610,548
Mylan                                                    48,835(b,d)            900,029
Perrigo                                                  37,346(d)            1,487,865
Shire ADR                                                52,647(c)            3,090,379
                                                                        ---------------
Total                                                                         7,088,821
---------------------------------------------------------------------------------------

ROAD & RAIL (0.7%)
JB Hunt Transport Services                               30,807                 994,142
Landstar System                                          41,326               1,602,209
                                                                        ---------------
Total                                                                         2,596,351
---------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (8.0%)
Altera                                                   91,602(d)            2,072,953
Broadcom Cl A                                            49,095(b)            1,544,038
FormFactor                                              303,723(b,d)          6,609,012
Maxim Integrated Products                                86,416(d)            1,754,245
Mellanox Technologies                                   212,313(b,c)          4,004,223
MEMC Electronic Materials                               147,718(b)            2,011,919
PMC-Sierra                                            1,242,723(b)           10,761,981
Xilinx                                                   58,215(d)            1,458,868
                                                                        ---------------
Total                                                                        30,217,239
---------------------------------------------------------------------------------------

SOFTWARE (10.4%)
Activision Blizzard                                     164,021(b)            1,822,273
Compuware                                             1,020,382(b)            7,377,362
Electronic Arts                                         363,344(b)            6,449,356
Intuit                                                   33,002(b,d)          1,013,491
Novell                                                  368,173(b)            1,527,918
Symantec                                                361,334(b)            6,464,265
TIBCO Software                                        1,456,668(b)           14,027,713
VMware Cl A                                              17,929(b)              759,831
                                                                        ---------------
Total                                                                        39,442,209
---------------------------------------------------------------------------------------

SPECIALTY RETAIL (5.6%)
Abercrombie & Fitch Cl A                                 52,091(d)            1,815,371
American Eagle Outfitters                               121,855               2,069,098
Dick's Sporting Goods                                   126,870(b,d)          3,155,257
GameStop Cl A                                           320,253(b,d)          7,026,351
Limited Brands                                          105,584               2,031,436
Office Depot                                            111,024(b)              716,105
PetSmart                                                 68,917(d)            1,839,395
Tiffany & Co                                             43,146(d)            1,855,278
Urban Outfitters                                         25,116(b,d)            878,809
                                                                        ---------------
Total                                                                        21,387,100
---------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (1.8%)
MGIC Investment                                         595,087(b,d)          3,439,603
Radian Group                                            481,462(d)            3,519,487
                                                                        ---------------
Total                                                                         6,959,090
---------------------------------------------------------------------------------------

TOBACCO (0.7%)
Lorillard                                                32,081               2,573,859
---------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.5%)
Fastenal                                                 47,318(d)            1,970,322
---------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (1.3%)
American Tower Cl A                                      54,495(b)            2,354,729
NII Holdings                                             75,972(b)            2,551,140
                                                                        ---------------
Total                                                                         4,905,869
---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $348,199,783)                                                       $371,358,335
---------------------------------------------------------------------------------------


MONEY MARKET FUND (1.9%)
                                                       SHARES                  VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               7,092,412(e)           $7,092,412
---------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $7,092,412)                                                           $7,092,412
---------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (27.9%)
                                                       SHARES                  VALUE(a)
CASH COLLATERAL REINVESTMENT FUND (5.4%)
JPMorgan Prime Money Market Fund                     20,437,348             $20,437,348
---------------------------------------------------------------------------------------





                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (6.6%)
Antalis US Funding
 01-05-10                            0.28%           $2,999,837            $2,999,837
Arabella Finance LLC
 01-19-10                            0.65             3,997,689             3,997,689
Belmont Funding LLC
 01-04-10                            0.48             3,999,093             3,999,093


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  225

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Mid Cap Growth Fund

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (CONT.)
Cancara Asset Securitisation LLC
 01-20-10                            0.28%           $3,997,169            $3,997,169
Ebbets Funding LLC
 01-05-10                            0.48             2,999,440             2,999,440
 01-07-10                            0.56               999,455               999,455
Grampian Funding LLC
 01-04-10                            0.25             2,999,292             2,999,292
Rhein-Main Securitisation
 03-08-10                            0.36             2,997,270             2,997,270
                                                                      ---------------
Total                                                                      24,989,245
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (13.3%)
Barclays Bank
 02-16-10                            0.36             1,000,000             1,000,000
Bayrische Hypo-Und Vereinsbank
 02-01-10                            0.43             2,000,000             2,000,000
Caixa Geral de Deposit
 03-04-10                            0.30             3,000,000             3,000,000
 03-15-10                            0.30             1,000,000             1,000,000
Commerzbank
 01-04-10                            0.18             4,000,000             4,000,000
Credit Industrial et Commercial
 03-04-10                            0.38             4,000,000             4,000,000
Den Danske Bank
 01-04-10                            0.25             4,000,000             4,000,000
Dexia Bank
 01-29-10                            0.40             3,998,623             3,998,623
Erste Bank der Oesterreichischen Sparkassen
 01-05-10                            0.23             4,000,000             4,000,000
Hong Kong Shanghai Bank
 01-04-10                            0.29             2,000,000             2,000,000
KBC Bank
 01-19-10                            0.33             4,000,000             4,000,000
Nykredit Bank
 01-05-10                            0.45             5,000,000             5,000,000
Raiffeisen Zentralbank Oesterreich
 01-06-10                            0.28             4,000,000             4,000,000
State of Hessen
 01-04-10                            0.20             4,000,000             4,000,000
Sumitomo Mitsui Banking
 02-22-10                            0.31             4,500,000             4,500,000
                                                                      ---------------
Total                                                                      50,498,623
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (2.6%)(f)
Barclays Capital
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $2,000,047                          0.21             2,000,000             2,000,000
Morgan Stanley
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $4,000,117                          0.26             4,000,000             4,000,000
RBS Securities
 dated 12-31-09, matures 01-04-10,
 repurchase price
 $4,000,161                          0.36             4,000,000             4,000,000
                                                                      ---------------
Total                                                                      10,000,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $105,925,216)                                                     $105,925,216
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $461,217,411)                                                     $484,375,963
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  --   American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 7.13% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.


--------------------------------------------------------------------------------
226  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(f) The table below represents securities received as collateral subject to repurchase agreements. This collateral is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

BARCLAYS CAPITAL (0.21%)

SECURITY DESCRIPTION                                                              VALUE(A)
-------------------------------------------------------------------------------------------------
BCRR Trust                                                                       $  333,786
Bear Stearns Adjustable Rate Mortgage Trust                                         108,150
Citigroup Commercial Mortgage Trust                                                 158,727
Granite Master Issuer PLC                                                           377,388
Greenwich Capital Commercial Funding Corp                                           136,944
JP Morgan Chase Commercial Mortgage Securities Corp                                 496,470
Morgan Stanley Capital I                                                            185,588
Morgan Stanley Dean Witter Capital I                                                156,770
WaMu Mortgage Pass Through Certificates                                             146,177
-------------------------------------------------------------------------------------------------
Total market value for collateralized securities                                 $2,100,000
-------------------------------------------------------------------------------------------------



MORGAN STANLEY (0.26%)

SECURITY DESCRIPTION                                                              VALUE(A)
-------------------------------------------------------------------------------------------------
Citigroup Commercial Mortgage Trust                                              $2,157,833
Citigroup/Deutsche Bank Commercial Mortgage Trust                                   112,278
Fannie Mae REMICS                                                                   196,327
Granite Master Issuer PLC                                                           183,759
Nomura Asset Acceptance Corp                                                          1,690
Paragon Mortgages PLC                                                                83,175
Wachovia Bank Commercial Mortgage Trust                                           1,459,805
-------------------------------------------------------------------------------------------------
Total market value for collateralized securities                                 $4,194,867
-------------------------------------------------------------------------------------------------



RBS SECURITIES (0.36%)

SECURITY DESCRIPTION                                                              VALUE(A)
-------------------------------------------------------------------------------------------------
280 Funding Corp                                                                 $1,399,967
Banc of America Commercial Mortgage Inc                                              17,938
Banc of America Mortgage Securities Inc                                              18,120
Bear Stearns Adjustable Rate Mortgage Trust                                         156,854
Bella Vista Mortgage Trust                                                            2,856
Citigroup Commercial Mortgage Trust                                                 242,568
Commercial Mortgage Pass Through Certificates                                         7,725
Countrywide Home Loan Mortgage Pass Through Trust                                    13,444
Credit Suisse First Boston Mortgage Securities Corp                                  24,567
Credit Suisse Mortgage Capital Certificates                                         272,340
First Horizon Alternative Mortgage Securities                                         2,382
Greenwich Capital Commercial Funding Corp                                           846,166
GS Mortgage Securities Corp II                                                      359,326
Hampden CBO Ltd                                                                     141,551
Harborview Mortgage Loan Trust                                                        3,260
JP Morgan Chase Commercial Mortgage Securities Corp                                  14,248
JP Morgan Mortgage Trust                                                              3,535
LB-UBS Commercial Mortgage Trust                                                      7,973
Mellon Residential Funding Corp                                                       5,880
MLCC Mortgage Investors Inc                                                             246
Morgan Stanley Capital I                                                              3,893
MortgageIT Trust                                                                      4,169
Sequoia Mortgage Trust                                                                5,407
Structured Adjustable Rate Mortgage Loan Trust                                       12,700
Structured Asset Securities Corp                                                    203,152
Thornburg Mortgage Securities Trust                                                   1,595
Wachovia Bank Commercial Mortgage Trust                                             242,168
WaMu Mortgage Pass Through Certificates                                             185,975
-------------------------------------------------------------------------------------------------
Total market value for collateralized securities                                 $4,200,005
-------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  227

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Mid Cap Growth Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                                 ---------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER          LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                    MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
----------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                                 $371,358,335              $--         $--        $371,358,335
----------------------------------------------------------------------------------------------------------------
Total Equity Securities                             371,358,335               --          --         371,358,335
----------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(b)                     7,092,412               --          --           7,092,412
  Investments of Cash Collateral Received for
    Securities on Loan(c)                            20,437,348       85,487,868          --         105,925,216
----------------------------------------------------------------------------------------------------------------
Total Other                                          27,529,760       85,487,868          --         113,017,628
----------------------------------------------------------------------------------------------------------------
Total                                              $398,888,095      $85,487,868         $--        $484,375,963
----------------------------------------------------------------------------------------------------------------



(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(c) Level 1 investments are comprised of the Unaffiliated Money Market Fund; Level 2 investments are comprised of all other short-term investments.



--------------------------------------------------------------------------------
228  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  229

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Mid Cap Value Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.0%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (1.1%)
Goodrich                                               41,246              $2,650,056
-------------------------------------------------------------------------------------

AIRLINES (1.7%)
AMR                                                    72,907(b)              563,571
Continental Airlines Cl B                              61,558(b,d)          1,103,119
Delta Air Lines                                       134,587(b,d)          1,531,601
UAL                                                    39,297(b,d)            507,324
US Airways Group                                       96,588(b,d)            467,486
                                                                      ---------------
Total                                                                       4,173,101
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.9%)
Goodyear Tire & Rubber                                153,101(b)            2,158,724
-------------------------------------------------------------------------------------

AUTOMOBILES (0.1%)
Ford Motor                                             34,881(b)              348,810
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Artio Global Investors                                 24,073(b)              613,621
Invesco                                               105,428               2,476,503
                                                                      ---------------
Total                                                                       3,090,124
-------------------------------------------------------------------------------------

CHEMICALS (4.3%)
Agrium                                                 14,200(c)              873,300
Eastman Chemical                                       64,554               3,888,732
Lubrizol                                               42,266               3,083,305
PPG Inds                                               44,525               2,606,494
                                                                      ---------------
Total                                                                      10,451,831
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.0%)
Cullen/Frost Bankers                                   22,653               1,132,650
M&T Bank                                               21,063(d)            1,408,904
                                                                      ---------------
Total                                                                       2,541,554
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.0%)
Ritchie Bros Auctioneers                              111,826(c,d)          2,508,257
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (0.6%)
Brocade Communications Systems                        182,905(b,d)          1,395,565
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.5%)
Chicago Bridge & Iron                                  75,854(b,c)          1,533,768
Fluor                                                  25,908               1,166,896
Foster Wheeler                                         41,184(b)            1,212,457
Insituform Technologies Cl A                           13,568(b)              308,265
Jacobs Engineering Group                               27,832(b)            1,046,762
KBR                                                    42,178                 801,382
                                                                      ---------------
Total                                                                       6,069,530
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (0.6%)
CEMEX ADR                                             114,909(b,c)          1,358,224
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.2%)
SLM                                                    32,370(b)              364,810
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.4%)
Genuine Parts                                          27,821               1,056,085
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (0.3%)
PICO Holdings                                          25,199(b)              824,763
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (3.1%)
CenturyTel                                             87,182               3,156,861
Qwest Communications Intl                             616,388               2,594,993
Windstream                                            156,619               1,721,243
                                                                      ---------------
Total                                                                       7,473,097
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (2.5%)
Allegheny Energy                                       96,977               2,277,020
Pepco Holdings                                        165,057               2,781,210
Pinnacle West Capital                                  26,117                 955,360
                                                                      ---------------
Total                                                                       6,013,590
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (3.8%)
AO Smith                                               38,208(d)            1,657,845
Cooper Inds Cl A                                      140,059               5,972,115
Rockwell Automation                                    32,121(d)            1,509,045
                                                                      ---------------
Total                                                                       9,139,005
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (2.1%)
Agilent Technologies                                   78,776(b)            2,447,570
Celestica                                             273,483(b,c)          2,581,680
                                                                      ---------------
Total                                                                       5,029,250
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.8%)
Cameron Intl                                           63,066(b)            2,636,159
Noble                                                  36,419(c)            1,482,253
Smith Intl                                             45,335               1,231,752
Transocean                                             16,490(b,c)          1,365,372
                                                                      ---------------
Total                                                                       6,715,536
-------------------------------------------------------------------------------------

GAS UTILITIES (1.4%)
EQT                                                    30,722               1,349,310
Questar                                                49,187               2,044,704
                                                                      ---------------
Total                                                                       3,394,014
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.0%)
Hospira                                                47,044(b)            2,399,244
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.1%)
McKesson                                               27,365               1,710,313
Universal Health Services Cl B                         31,060                 947,330
                                                                      ---------------
Total                                                                       2,657,643
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Penn Natl Gaming                                       31,047(b)              843,857
Royal Caribbean Cruises                                30,570(b)              772,810
Starwood Hotels & Resorts Worldwide                    46,464(d)            1,699,189
                                                                      ---------------
Total                                                                       3,315,856
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.4%)
DR Horton                                              73,160                 795,249
KB Home                                                28,307                 387,240
Mohawk Inds                                            29,936(b)            1,424,954
Pulte Homes                                            89,661                 896,610
                                                                      ---------------
Total                                                                       3,504,053
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.7%)
McDermott Intl                                         69,369(b)            1,665,550
-------------------------------------------------------------------------------------

INSURANCE (11.4%)
Aon                                                    40,346               1,546,866
Arch Capital Group                                     11,569(b,c,d)          827,762
Assurant                                               67,582               1,992,317
Axis Capital Holdings                                  76,301(c)            2,167,711
Everest Re Group                                       49,179(c)            4,213,657
Lincoln Natl                                           84,749               2,108,555
PartnerRe                                              56,021(c)            4,182,528
Transatlantic Holdings                                 25,332               1,320,051
Willis Group Holdings                                  56,525(c)            1,491,130
XL Capital Cl A                                       422,854(c)            7,750,914
                                                                      ---------------
Total                                                                      27,601,491
-------------------------------------------------------------------------------------

IT SERVICES (0.3%)
Computer Sciences                                      13,994(b)              805,075
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.6%)
Hasbro                                                 47,791               1,532,179
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.6%)
Covance                                                34,396(b,d)          1,876,990
Life Technologies                                      37,222(b)            1,944,105
                                                                      ---------------
Total                                                                       3,821,095
-------------------------------------------------------------------------------------

MACHINERY (5.5%)
AGCO                                                   41,832(b,d)          1,352,847
Eaton                                                  61,555               3,916,128
Ingersoll-Rand                                         89,205(c)            3,188,187
Manitowoc                                             137,638(d)            1,372,251
Parker Hannifin                                        33,534               1,806,812
Stanley Works                                          32,501               1,674,127
                                                                      ---------------
Total                                                                      13,310,352
-------------------------------------------------------------------------------------

MEDIA (1.7%)
Natl CineMedia                                        117,779(d)            1,951,598
Regal Entertainment Group Cl A                        142,291               2,054,682
                                                                      ---------------
Total                                                                       4,006,280
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
230  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

METALS & MINING (3.3%)
Freeport-McMoRan Copper & Gold                         37,638(b)           $3,021,954
Nucor                                                  49,910               2,328,302
Steel Dynamics                                         74,923               1,327,636
United States Steel                                    26,043(d)            1,435,490
                                                                      ---------------
Total                                                                       8,113,382
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.6%)
Family Dollar Stores                                   39,001               1,085,398
JC Penney                                              12,638                 336,297
Macy's                                                139,200               2,332,992
                                                                      ---------------
Total                                                                       3,754,687
-------------------------------------------------------------------------------------

MULTI-UTILITIES (3.3%)
DTE Energy                                             45,973               2,003,963
Sempra Energy                                          56,646               3,171,043
Wisconsin Energy                                       57,805               2,880,423
                                                                      ---------------
Total                                                                       8,055,429
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (7.7%)
Alpha Natural Resources                                31,685(b)            1,374,495
El Paso                                               146,350               1,438,621
Enbridge                                               92,409(c)            4,271,143
Newfield Exploration                                   57,343(b)            2,765,653
Pioneer Natural Resources                              48,253               2,324,347
Southwestern Energy                                    52,054(b)            2,509,003
Sunoco                                                 34,441(d)              898,910
Ultra Petroleum                                        45,701(b)            2,278,652
Valero Energy                                          52,982                 887,449
                                                                      ---------------
Total                                                                      18,748,273
-------------------------------------------------------------------------------------

PHARMACEUTICALS (4.2%)
Forest Laboratories                                    70,398(b)            2,260,480
King Pharmaceuticals                                  141,082(b,d)          1,731,076
Mylan                                                 337,222(b,d)          6,215,001
                                                                      ---------------
Total                                                                      10,206,557
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (4.1%)
AvalonBay Communities                                  20,992(d)            1,723,653
Boston Properties                                      12,906                 865,605
Equity Residential                                     61,232               2,068,417
Pebblebrook Hotel Trust                                26,358(b)              580,140
ProLogis                                               80,111(d)            1,096,720
Rayonier                                               51,105               2,154,586
Ventas                                                 34,440               1,506,406
                                                                      ---------------
Total                                                                       9,995,527
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.5%)
St. Joe                                                41,890(b,d)          1,210,202
-------------------------------------------------------------------------------------

ROAD & RAIL (2.2%)
CSX                                                    54,731               2,653,906
Kansas City Southern                                   83,285(b)            2,772,558
                                                                      ---------------
Total                                                                       5,426,464
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.6%)
LSI                                                   506,032(b,d)          3,041,251
Maxim Integrated Products                             125,412               2,545,864
MEMC Electronic Materials                              19,188(b)              261,341
Microchip Technology                                   96,414(d)            2,801,791
                                                                      ---------------
Total                                                                       8,650,247
-------------------------------------------------------------------------------------

SOFTWARE (3.2%)
Adobe Systems                                          54,165(b)            1,992,189
Autodesk                                               92,213(b,d)          2,343,132
BMC Software                                           67,415(b)            2,703,341
Check Point Software Technologies                      18,162(b,c)            615,329
                                                                      ---------------
Total                                                                       7,653,991
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (0.8%)
Abercrombie & Fitch Cl A                               29,386               1,024,102
Bed Bath & Beyond                                      23,551(b,d)            909,775
                                                                      ---------------
Total                                                                       1,933,877
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.0%)
VF                                                     31,755(d)            2,325,736
-------------------------------------------------------------------------------------

TOBACCO (3.3%)
Lorillard                                             100,496               8,062,794
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.8%)
WW Grainger                                            19,898(d)            1,926,723
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $206,711,551)                                                     $237,438,633
-------------------------------------------------------------------------------------





BONDS (0.5%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AUTOMOTIVE (0.3%)
Ford Motor
 Cv
 11-15-16                            4.25%            $629,000               $791,125
-------------------------------------------------------------------------------------

WIRELINES (0.2%)
Qwest Communications Intl
 Cv
 11-15-25                            3.50              440,000                457,164
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $1,119,093)                                                         $1,248,289
-------------------------------------------------------------------------------------





MONEY MARKET FUND (4.0%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               9,669,557(e)         $9,669,557
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $9,669,557)                                                         $9,669,557
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (12.3%)
                                                       SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                     29,772,481           $29,772,481
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $29,772,481)                                                       $29,772,481
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $247,272,682)                                                     $278,128,960
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS


     ADR -- American Depository Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities represented 16.67% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  231

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Mid Cap Value Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
232  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                                 ---------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER          LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                    MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
----------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                                 $237,438,633              $--         $--        $237,438,633
----------------------------------------------------------------------------------------------------------------
Total Equity Securities                             237,438,633               --          --         237,438,633
----------------------------------------------------------------------------------------------------------------
Bonds
  Corporate Debt Securities                                  --        1,248,289          --           1,248,289
----------------------------------------------------------------------------------------------------------------
Total Bonds                                                  --        1,248,289          --           1,248,289
----------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(b)                     9,669,557               --          --           9,669,557
  Investments of Cash Collateral Received for
    Securities on Loan                               29,772,481               --          --          29,772,481
----------------------------------------------------------------------------------------------------------------
Total Other                                          39,442,038               --          --          39,442,038
----------------------------------------------------------------------------------------------------------------
Total                                              $276,880,671       $1,248,289         $--        $278,128,960
----------------------------------------------------------------------------------------------------------------



(a) All industry classifications are identified in the Portfolio of Investments.

(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  233

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - S&P 500 Index Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.0%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.7%)
Boeing                                                   15,233              $824,562
General Dynamics                                          7,780               530,363
Goodrich                                                  3,476(d)            223,333
Honeywell Intl                                           15,579               610,697
ITT                                                       3,061               152,254
L-3 Communications Holdings                               3,006               261,372
Lockheed Martin                                           7,662               577,332
Northrop Grumman                                          7,777               434,345
Precision Castparts                                       3,545               391,191
Raytheon                                                  9,427               485,679
Rockwell Collins                                          3,849               213,081
United Technologies                                      19,909             1,381,883
                                                                      ---------------
Total                                                                       6,086,092
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (1.0%)
CH Robinson Worldwide                                     4,088(d)            240,088
Expeditors Intl of Washington                             5,096               176,984
FedEx                                                     6,344               529,407
United Parcel Service Cl B                               21,149             1,213,318
                                                                      ---------------
Total                                                                       2,159,797
-------------------------------------------------------------------------------------

AIRLINES (0.1%)
Southwest Airlines                                       12,063(d)            137,880
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.2%)
Goodyear Tire & Rubber                                    8,774(b)            123,713
Johnson Controls                                         13,143               358,016
                                                                      ---------------
Total                                                                         481,729
-------------------------------------------------------------------------------------

AUTOMOBILES (0.4%)
Ford Motor                                               76,849(b,d)          768,490
Harley-Davidson                                           7,010(d)            176,652
                                                                      ---------------
Total                                                                         945,142
-------------------------------------------------------------------------------------

BEVERAGES (2.6%)
Brown-Forman Cl B                                         1,689                90,480
Coca-Cola                                                50,767             2,893,718
Coca-Cola Enterprises                                     9,195               194,934
Constellation Brands Cl A                                 7,486(b)            119,252
Dr Pepper Snapple Group                                   7,199               203,732
Molson Coors Brewing Cl B                                 2,359               106,532
Pepsi Bottling Group                                      4,466               167,475
PepsiCo                                                  33,642             2,045,434
                                                                      ---------------
Total                                                                       5,821,557
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.5%)
Amgen                                                    23,070(b)          1,305,070
Biogen Idec                                               5,415(b)            289,703
Celgene                                                   9,126(b)            508,136
Cephalon                                                  1,708(b)            106,596
Genzyme                                                   4,945(b)            242,354
Gilead Sciences                                          18,885(b)            817,343
                                                                      ---------------
Total                                                                       3,269,202
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                    11,175               154,327
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.8%)
Ameriprise Financial                                      6,695               259,900
Bank of New York Mellon                                  24,744               692,090
Charles Schwab                                           18,284               344,105
E*TRADE Financial                                        41,530(b)             72,678
Federated Investors Cl B                                  1,105(d)             30,388
Franklin Resources                                        3,801               400,435
Goldman Sachs Group                                      11,633             1,964,115
Invesco                                                  11,547               271,239
Janus Capital Group                                       7,629(d)            102,610
Legg Mason                                                2,831(d)             85,383
Morgan Stanley                                           31,838               942,404
Northern Trust                                            4,348               227,835
State Street                                              9,721(e)            423,252
T Rowe Price Group                                        4,746(d)            252,725
                                                                      ---------------
Total                                                                       6,069,159
-------------------------------------------------------------------------------------

CHEMICALS (1.8%)
Air Products & Chemicals                                  4,066               329,590
Airgas                                                    1,437                68,401
CF Inds Holdings                                            628                57,010
Dow Chemical                                             26,391(d)            729,183
Eastman Chemical                                          2,377               143,190
Ecolab                                                    4,151(d)            185,052
EI du Pont de Nemours & Co                               21,307               717,407
FMC                                                         923(d)             51,466
Intl Flavors & Fragrances                                   983                40,441
Monsanto                                                 11,388               930,969
PPG Inds                                                  4,006               234,511
Praxair                                                   6,154               494,228
Sigma-Aldrich                                             1,796(d)             90,752
                                                                      ---------------
Total                                                                       4,072,200
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.8%)
BB&T                                                     13,293(d)            337,243
Comerica                                                  1,854                54,823
Fifth Third Bancorp                                      22,753               221,842
First Horizon Natl                                        8,352(b,d)          111,919
Huntington Bancshares                                    28,496               104,010
KeyCorp                                                  12,566                69,741
M&T Bank                                                  1,189(d)             79,532
Marshall & Ilsley                                        18,976(d)            103,419
PNC Financial Services Group                             11,236               593,148
Regions Financial                                        35,606(d)            188,356
SunTrust Banks                                            8,815(d)            178,856
US Bancorp                                               40,512               911,926
Wells Fargo & Co                                        115,261             3,110,895
Zions Bancorporation                                      6,337(d)             81,304
                                                                      ---------------
Total                                                                       6,147,014
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.5%)
Avery Dennison                                            3,772               137,640
Cintas                                                    1,610                41,941
Iron Mountain                                             2,220(b,d)           50,527
Pitney Bowes                                              6,645(d)            151,240
Republic Services                                         5,331               150,921
RR Donnelley & Sons                                       6,619               147,405
Stericycle                                                1,068(b,d)           58,922
Waste Management                                          9,168               309,970
                                                                      ---------------
Total                                                                       1,048,566
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.6%)
Cisco Systems                                           124,776(b)          2,987,137
Harris                                                    3,855               183,305
JDS Uniphase                                             10,858(b)             89,579
Juniper Networks                                          9,637(b)            257,019
Motorola                                                 56,808               440,830
QUALCOMM                                                 35,625             1,648,013
Tellabs                                                   8,033(b)             45,627
                                                                      ---------------
Total                                                                       5,651,510
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (5.9%)
Apple                                                    19,926(b,e)        4,201,596
Dell                                                     41,052(b)            589,507
EMC                                                      41,848(b)            731,085
Hewlett-Packard                                          51,589             2,657,349
IBM                                                      28,695             3,756,176
Lexmark Intl Cl A                                         3,589(b)             93,242
NetApp                                                    8,820(b)            303,320
QLogic                                                    2,540(b)             47,930
SanDisk                                                   6,596(b,d)          191,218
Sun Microsystems                                         21,692(b)            203,254
Teradata                                                  2,460(b)             77,318
Western Digital                                           6,002(b)            264,988
                                                                      ---------------
Total                                                                      13,116,983
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                     4,990               224,750
Jacobs Engineering Group                                  1,596(b)             60,026
Quanta Services                                           3,579(b)             74,586
                                                                      ---------------
Total                                                                         359,362
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
234  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

CONSTRUCTION MATERIALS (--%)
Vulcan Materials                                          1,844(d)            $97,123
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.9%)
American Express                                         27,254             1,104,332
Capital One Financial                                    10,355               397,011
Discover Financial Services                              15,151               222,871
SLM                                                      14,481(b,d)          163,201
                                                                      ---------------
Total                                                                       1,887,415
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Ball                                                      1,716                88,718
Bemis                                                     1,765                52,332
Owens-Illinois                                            2,483(b)             81,616
Pactiv                                                    1,660(b)             40,072
Sealed Air                                                2,445                53,448
                                                                      ---------------
Total                                                                         316,186
-------------------------------------------------------------------------------------

DISTRIBUTORS (--%)
Genuine Parts                                             2,262(d)             85,866
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group Cl A                                         1,981(b)            120,009
DeVry                                                       765                43,398
H&R Block                                                 5,032               113,824
                                                                      ---------------
Total                                                                         277,231
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.3%)
Bank of America                                         223,071             3,359,449
Citigroup                                               452,933             1,499,208
CME Group                                                 1,316               442,110
IntercontinentalExchange                                  2,062(b,d)          231,563
JPMorgan Chase & Co                                      88,176             3,674,294
Leucadia Natl                                             2,317(b)             55,121
Moody's                                                   2,896(d)             77,613
NASDAQ OMX Group                                          1,738(b,d)           34,447
NYSE Euronext                                             3,826                96,798
                                                                      ---------------
Total                                                                       9,470,603
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (2.9%)
AT&T                                                    128,891             3,612,815
CenturyTel                                                7,905               286,237
Frontier Communications                                   5,257                41,057
Qwest Communications Intl                                44,209               186,120
Verizon Communications                                   63,775             2,112,866
Windstream                                               13,761(d)            151,233
                                                                      ---------------
Total                                                                       6,390,328
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.9%)
Allegheny Energy                                          2,659                62,433
American Electric Power                                   9,165               318,850
Duke Energy                                              26,017               447,753
Edison Intl                                               8,534               296,813
Entergy                                                   3,593               294,051
Exelon                                                   13,569               663,117
FirstEnergy                                               7,748               359,895
FPL Group                                                10,072               532,003
Northeast Utilities                                       2,180                56,222
Pepco Holdings                                            7,733               130,301
Pinnacle West Capital                                     1,240                45,359
PPL                                                       6,780               219,062
Progress Energy                                           6,311               258,814
Southern                                                 16,231               540,817
                                                                      ---------------
Total                                                                       4,225,490
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
Emerson Electric                                         15,381(d)            655,230
First Solar                                                 725(b,d)           98,165
Rockwell Automation                                       3,373(d)            158,464
Roper Inds                                                1,155                60,487
                                                                      ---------------
Total                                                                         972,346
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.6%)
Agilent Technologies                                      9,162(b)            284,663
Amphenol Cl A                                             2,635               121,684
Corning                                                  36,455               703,947
FLIR Systems                                              1,942(b,d)           63,542
Jabil Circuit                                             7,152               124,230
Molex                                                     1,656                35,687
                                                                      ---------------
Total                                                                       1,333,753
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.8%)
Baker Hughes                                              7,886(d)            319,225
BJ Services                                               8,907               165,670
Cameron Intl                                              6,449(b)            269,568
Diamond Offshore Drilling                                 1,028(d)            101,176
FMC Technologies                                          3,518(b)            203,481
Halliburton                                              19,699               592,743
Nabors Inds                                               8,205(b,c)          179,607
Natl Oilwell Varco                                        7,936               349,898
Rowan Companies                                           4,575(b)            103,578
Schlumberger                                             25,232             1,642,352
Smith Intl                                                3,635                98,763
                                                                      ---------------
Total                                                                       4,026,061
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (2.7%)
Costco Wholesale                                          8,725               516,258
CVS Caremark                                             29,934               964,174
Kroger                                                   16,469               338,109
Safeway                                                  11,187               238,171
SUPERVALU                                                 8,490               107,908
SYSCO                                                    11,238               313,990
Walgreen                                                 20,356               747,472
Wal-Mart Stores                                          46,936             2,508,729
Whole Foods Market                                        4,811(b,d)          132,062
                                                                      ---------------
Total                                                                       5,866,873
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.5%)
Archer-Daniels-Midland                                   13,135               411,257
Campbell Soup                                             2,746                92,815
ConAgra Foods                                             9,177               211,530
Dean Foods                                                6,526(b)            117,729
General Mills                                             6,508               460,831
Hershey                                                   2,484                88,902
HJ Heinz                                                  5,787               247,452
Hormel Foods                                              1,164                44,756
JM Smucker                                                1,824               112,632
Kellogg                                                   4,638               246,742
Kraft Foods Cl A                                         34,202               929,611
McCormick & Co                                            1,695(d)             61,240
Sara Lee                                                 19,221               234,112
Tyson Foods Cl A                                         10,634               130,479
                                                                      ---------------
Total                                                                       3,390,088
-------------------------------------------------------------------------------------

GAS UTILITIES (0.1%)
EQT                                                       3,903               171,420
Nicor                                                       556                23,408
Questar                                                   2,674               111,158
                                                                      ---------------
Total                                                                         305,986
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.9%)
Baxter Intl                                              12,478               732,209
Becton Dickinson & Co                                     4,591               362,046
Boston Scientific                                        39,016(b)            351,144
CareFusion                                                2,969(b)             74,255
CR Bard                                                   1,518               118,252
DENTSPLY Intl                                             2,260(d)             79,484
Hospira                                                   3,827(b)            195,177
Intuitive Surgical                                          995(b)            301,803
Medtronic                                                23,228             1,021,568
St. Jude Medical                                          8,683(b)            319,361
Stryker                                                   5,289(d)            266,407
Varian Medical Systems                                    1,809(b)             84,752
Zimmer Holdings                                           5,112(b)            302,170
                                                                      ---------------
Total                                                                       4,208,628
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (2.2%)
Aetna                                                    10,887               345,118
AmerisourceBergen                                         4,509               117,550
Cardinal Health                                           9,473               305,410
CIGNA                                                     7,256               255,919
Coventry Health Care                                      5,137(b)            124,778
DaVita                                                    1,488(b)             87,405
Express Scripts                                           5,515(b)            476,772
Humana                                                    2,633(b)            115,562
Laboratory Corp of America Holdings                       1,697(b,d)          127,003
McKesson                                                  6,665               416,563
Medco Health Solutions                                    9,731(b)            621,908
Patterson Companies                                       1,169(b)             32,709
Quest Diagnostics                                         2,633               158,981
Tenet Healthcare                                         17,375(b)             93,651
UnitedHealth Group                                       27,284               831,615
WellPoint                                                10,924(b)            636,760
                                                                      ---------------
Total                                                                       4,747,704
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (--%)
IMS Health                                                4,715                99,298
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.4%)
Carnival Unit                                             8,212(b)            260,238
Darden Restaurants                                        1,793                62,881


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  235

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
HOTELS, RESTAURANTS & LEISURE (CONT.)
Intl Game Technology                                      9,002              $168,968
Marriott Intl Cl A                                        3,849(d)            104,885
McDonald's                                               23,179             1,447,296
Starbucks                                                18,329(b)            422,667
Starwood Hotels & Resorts Worldwide                       4,385(d)            160,359
Wyndham Worldwide                                         6,259               126,244
Wynn Resorts                                              1,052(b)             61,258
Yum! Brands                                               8,845               309,310
                                                                      ---------------
Total                                                                       3,124,106
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.4%)
Black & Decker                                            2,028               131,475
DR Horton                                                10,425(d)            113,320
Fortune Brands                                            2,085                90,072
Harman Intl Inds                                          2,874               101,395
Leggett & Platt                                           4,131                84,272
Lennar Cl A                                               7,110                90,795
Newell Rubbermaid                                         3,562                53,466
Pulte Homes                                              11,577(d)            115,770
Whirlpool                                                 2,233(d)            180,113
                                                                      ---------------
Total                                                                         960,678
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (2.5%)
Clorox                                                    2,304               140,544
Colgate-Palmolive                                        10,406               854,853
Kimberly-Clark                                            8,432               537,203
Procter & Gamble                                         64,124             3,887,838
                                                                      ---------------
Total                                                                       5,420,438
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
AES                                                      18,030(b)            239,979
Constellation Energy Group                                5,758               202,509
                                                                      ---------------
Total                                                                         442,488
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.3%)
3M                                                       15,006             1,240,546
General Electric                                        239,018             3,616,342
Textron                                                   8,380(d)            157,628
                                                                      ---------------
Total                                                                       5,014,516
-------------------------------------------------------------------------------------

INSURANCE (2.5%)
AFLAC                                                     9,191               425,084
Allstate                                                 13,358               401,274
American Intl Group                                       4,659(b,d)          139,677
Aon                                                       4,775               183,074
Assurant                                                  4,197               123,728
Chubb                                                     8,535               419,751
Cincinnati Financial                                      1,986                52,113
Genworth Financial Cl A                                  14,970(b)            169,910
Hartford Financial Services Group                        10,518               244,649
Lincoln Natl                                              8,534               212,326
Loews                                                     6,585               239,365
Marsh & McLennan Companies                                9,332               206,051
MetLife                                                  17,440               616,503
Principal Financial Group                                 8,222(d)            197,657
Progressive                                              17,371(b,d)          312,504
Prudential Financial                                      9,561               475,754
Torchmark                                                 2,889               126,972
Travelers Companies                                      12,955               645,935
Unum Group                                                4,813                93,950
XL Capital Cl A                                          10,196(c)            186,893
                                                                      ---------------
Total                                                                       5,473,170
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.6%)
Amazon.com                                                6,833(b)            919,175
Expedia                                                   6,410(b,d)          164,801
priceline.com                                             1,157(b)            252,805
                                                                      ---------------
Total                                                                       1,336,781
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.0%)
Akamai Technologies                                       2,169(b,d)           54,941
AOL                                                           1(b)                 15
eBay                                                     25,803(b)            607,403
Google Cl A                                               5,227(b)          3,240,634
VeriSign                                                  2,521(b,d)           61,109
Yahoo!                                                   22,602(b)            379,262
                                                                      ---------------
Total                                                                       4,343,364
-------------------------------------------------------------------------------------

IT SERVICES (1.6%)
Affiliated Computer Services Cl A                         2,361(b)            140,928
Automatic Data Processing                                 9,982               427,429
Cognizant Technology Solutions Cl A                       7,481(b)            338,889
Computer Sciences                                         4,154(b)            238,980
Fidelity Natl Information Services                        5,152               120,763
Fiserv                                                    2,382(b)            115,479
MasterCard Cl A                                           1,928               493,529
Paychex                                                   5,516               169,010
SAIC                                                      5,983(b)            113,318
Total System Services                                     2,540                43,866
Visa Cl A                                                10,221               893,930
Western Union                                            17,594               331,647
                                                                      ---------------
Total                                                                       3,427,768
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak                                            17,172(b)             72,466
Hasbro                                                    1,565                50,174
Mattel                                                    5,512               110,130
                                                                      ---------------
Total                                                                         232,770
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.4%)
Life Technologies                                         4,847(b)            253,159
Millipore                                                   695(b)             50,283
PerkinElmer                                               3,777                77,768
Thermo Fisher Scientific                                  7,983(b)            380,710
Waters                                                    1,448(b)             89,718
                                                                      ---------------
Total                                                                         851,638
-------------------------------------------------------------------------------------

MACHINERY (1.6%)
Caterpillar                                              14,381               819,574
Cummins                                                   5,427               248,882
Danaher                                                   5,084               382,317
Deere & Co                                               10,246               554,206
Dover                                                     2,913               121,210
Eaton                                                     4,416               280,946
Flowserve                                                 1,726               163,159
Illinois Tool Works                                       7,484               359,157
PACCAR                                                    9,319(d)            338,000
Pall                                                      1,507                54,553
Parker Hannifin                                           4,066               219,076
Snap-On                                                     717                30,300
Stanley Works                                             1,029(d)             53,004
                                                                      ---------------
Total                                                                       3,624,384
-------------------------------------------------------------------------------------

MEDIA (2.9%)
CBS Cl B                                                 18,441               259,096
Comcast Cl A                                             60,603             1,021,766
DIRECTV Group Cl A                                       19,692(b,d)          656,728
Gannett                                                   8,006(d)            118,889
Interpublic Group of Companies                           11,111(b,d)           81,999
McGraw-Hill Companies                                     5,622               188,393
Meredith                                                    532                16,412
New York Times Cl A                                       6,544(b)             80,884
News Corp Cl A                                           53,272               729,294
Omnicom Group                                             5,564(d)            217,831
Scripps Networks Interactive Cl A                         3,109               129,024
Time Warner                                              27,487(d)            800,971
Time Warner Cable                                         6,898               285,508
Viacom Cl B                                              14,968(b)            444,999
Walt Disney                                              39,578             1,276,390
Washington Post Cl B                                        101                44,400
                                                                      ---------------
Total                                                                       6,352,584
-------------------------------------------------------------------------------------

METALS & MINING (1.2%)
AK Steel Holding                                          4,329(d)             92,424
Alcoa                                                    24,334               392,264
Allegheny Technologies                                    3,219(d)            144,115
Cliffs Natural Resources                                  2,615               120,525
Freeport-McMoRan Copper & Gold                            9,819(b)            788,368
Newmont Mining                                            9,543               451,479
Nucor                                                     7,925               369,701
Titanium Metals                                           1,023(b)             12,808
United States Steel                                       4,017(d)            221,417
                                                                      ---------------
Total                                                                       2,593,101
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
236  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

MULTILINE RETAIL (0.9%)
Big Lots                                                  1,449(b)            $41,992
Family Dollar Stores                                      1,714                47,701
JC Penney                                                 6,948               184,886
Kohl's                                                    6,960(b)            375,353
Macy's                                                   11,882               199,142
Nordstrom                                                 4,913               184,631
Sears Holdings                                            1,666(b,d)          139,028
Target                                                   15,550               752,153
                                                                      ---------------
Total                                                                       1,924,886
-------------------------------------------------------------------------------------

MULTI-UTILITIES (1.3%)
Ameren                                                    6,908               193,079
CenterPoint Energy                                        6,142                89,120
CMS Energy                                                5,446                85,284
Consolidated Edison                                       5,115               232,374
Dominion Resources                                       12,755               496,426
DTE Energy                                                4,114               179,329
Integrys Energy Group                                     1,838(d)             77,178
NiSource                                                  9,122               140,296
PG&E                                                      7,099(d)            316,970
Public Service Enterprise Group                          11,469               381,344
SCANA                                                     1,351                50,906
Sempra Energy                                             5,841               326,979
TECO Energy                                               6,950(d)            112,729
Wisconsin Energy                                          1,747                87,053
Xcel Energy                                               7,769(d)            164,858
                                                                      ---------------
Total                                                                       2,933,925
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                    24,768               209,537
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (9.5%)
Anadarko Petroleum                                        9,863               615,648
Apache                                                    6,895               711,357
Cabot Oil & Gas                                           3,325               144,937
Chesapeake Energy                                        15,876               410,871
Chevron                                                  44,854             3,453,309
ConocoPhillips                                           33,750             1,723,613
CONSOL Energy                                             2,907               144,769
Denbury Resources                                         8,688(b)            128,582
Devon Energy                                              9,918               728,973
El Paso                                                  10,661               104,798
EOG Resources                                             5,020               488,446
Exxon Mobil                                             105,370             7,185,180
Hess                                                      5,550               335,775
Marathon Oil                                             17,084               533,362
Massey Energy                                             2,931               123,131
Murphy Oil                                                3,254               176,367
Noble Energy                                              3,135               223,275
Occidental Petroleum                                     17,083             1,389,702
Peabody Energy                                            4,711               212,984
Pioneer Natural Resources                                 3,483(d)            167,776
Range Resources                                           4,383               218,493
Southwestern Energy                                       8,450(b)            407,290
Spectra Energy                                           11,837               242,777
Sunoco                                                    4,480(d)            116,928
Tesoro                                                    6,654(d)             90,162
Valero Energy                                            15,343               256,995
Williams Companies                                       10,551               222,415
XTO Energy                                               11,750               546,728
                                                                      ---------------
Total                                                                      21,104,643
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.3%)
Intl Paper                                               11,169               299,106
MeadWestvaco                                              5,453               156,119
Weyerhaeuser                                              3,550               153,147
                                                                      ---------------
Total                                                                         608,372
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.3%)
Avon Products                                            10,875               342,562
Estee Lauder Companies Cl A                               3,586               173,419
Mead Johnson Nutrition Cl A                               3,540(b)            154,698
                                                                      ---------------
Total                                                                         670,679
-------------------------------------------------------------------------------------

PHARMACEUTICALS (6.5%)
Abbott Laboratories                                      33,330             1,799,487
Allergan                                                  5,954               375,162
Bristol-Myers Squibb                                     39,642             1,000,961
Eli Lilly & Co                                           23,420               836,328
Forest Laboratories                                       8,176(b)            262,531
Johnson & Johnson                                        60,807             3,916,578
King Pharmaceuticals                                      9,408(b,d)          115,436
Merck & Co                                               66,922             2,445,330
Mylan                                                     9,318(b,d)          171,731
Pfizer                                                  179,624             3,267,361
Watson Pharmaceuticals                                    3,410(b)            135,070
                                                                      ---------------
Total                                                                      14,325,975
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (0.1%)
Dun & Bradstreet                                            659                55,600
Equifax                                                   1,584                48,930
Monster Worldwide                                         1,620(b,d)           28,188
Robert Half Intl                                          3,676(d)             98,259
                                                                      ---------------
Total                                                                         230,977
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.1%)
Apartment Investment & Management Cl A                    5,489(d)             87,385
AvalonBay Communities                                     1,194                98,039
Boston Properties                                         2,549               170,961
Equity Residential                                        4,610               155,726
HCP                                                       4,927(d)            150,471
Health Care REIT                                          1,735                76,895
Host Hotels & Resorts                                    18,112               211,362
Kimco Realty                                              5,783                78,244
Plum Creek Timber                                         2,331(d)             88,019
ProLogis                                                 13,700(d)            187,553
Public Storage                                            2,391               194,747
Simon Property Group                                      6,400(d)            510,720
Ventas                                                    4,552               199,104
Vornado Realty Trust                                      2,749(d)            192,269
                                                                      ---------------
Total                                                                       2,401,495
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (0.1%)
CB Richard Ellis Group Cl A                               9,424(b,d)          127,884
-------------------------------------------------------------------------------------

ROAD & RAIL (1.0%)
Burlington Northern Santa Fe                              5,275               520,221
CSX                                                       9,597               465,359
Norfolk Southern                                          8,939               468,582
Ryder System                                              2,345                96,544
Union Pacific                                            10,306               658,552
                                                                      ---------------
Total                                                                       2,209,258
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.7%)
Advanced Micro Devices                                   17,139(b)            165,906
Altera                                                    4,433               100,319
Analog Devices                                            4,903               154,837
Applied Materials                                        25,684               358,035
Broadcom Cl A                                            11,142(b)            350,416
Intel                                                   123,213             2,513,545
KLA-Tencor                                                5,074(d)            183,476
Linear Technology                                         3,308(d)            101,026
LSI                                                      22,380(b)            134,504
MEMC Electronic Materials                                 8,588(b)            116,969
Microchip Technology                                      2,728(d)             79,276
Micron Technology                                        22,731(b,d)          240,039
Natl Semiconductor                                        8,419(d)            129,316
Novellus Systems                                          1,201(b)             28,031
NVIDIA                                                   14,927(b)            278,836
Teradyne                                                  8,192(b,d)           87,900
Texas Instruments                                        29,839               777,604
Xilinx                                                    4,172               104,550
                                                                      ---------------
Total                                                                       5,904,585
-------------------------------------------------------------------------------------

SOFTWARE (4.3%)
Adobe Systems                                            12,752(b)            469,019
Autodesk                                                  6,942(b,d)          176,396
BMC Software                                              2,767(b)            110,957
CA                                                        6,563               147,405
Citrix Systems                                            2,779(b,d)          115,634
Compuware                                                10,084(b)             72,907
Electronic Arts                                           4,578(b)             81,260
Intuit                                                    5,399(b)            165,803
McAfee                                                    2,233(b)             90,593
Microsoft                                               170,401             5,195,525
Novell                                                    4,401(b)             18,264
Oracle                                                   83,922             2,059,446
Red Hat                                                   5,482(b,d)          169,394
Salesforce.com                                            3,070(b,d)          226,474
Symantec                                                 18,186(b)            325,348
                                                                      ---------------
Total                                                                       9,424,425
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  237

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - S&P 500 Index Fund

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SPECIALTY RETAIL (1.9%)
Abercrombie & Fitch Cl A                                  2,704               $94,234
AutoNation                                                4,478(b,d)           85,754
AutoZone                                                    372(b)             58,802
Bed Bath & Beyond                                         4,569(b)            176,500
Best Buy                                                  6,322               249,466
GameStop Cl A                                             2,178(b,d)           47,785
Gap                                                      10,958               229,570
Home Depot                                               36,286             1,049,755
Limited Brands                                            8,414               161,885
Lowe's Companies                                         30,924               723,313
Office Depot                                             12,992(b)             83,798
O'Reilly Automotive                                       1,953(b)             74,448
RadioShack                                                5,124                99,918
Ross Stores                                               1,794                76,622
Sherwin-Williams                                          1,386                85,447
Staples                                                  13,861               340,842
Tiffany & Co                                              3,835               164,905
TJX Companies                                             8,262               301,976
                                                                      ---------------
Total                                                                       4,105,020
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.5%)
Coach                                                     8,277               302,359
Nike Cl B                                                 7,851               518,716
Polo Ralph Lauren                                         1,844               149,327
VF                                                        1,297(d)             94,992
                                                                      ---------------
Total                                                                       1,065,394
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.1%)
Hudson City Bancorp                                       6,839                93,899
People's United Financial                                 4,921                82,181
                                                                      ---------------
Total                                                                         176,080
-------------------------------------------------------------------------------------

TOBACCO (1.6%)
Altria Group                                             47,184               926,222
Lorillard                                                 2,922               234,432
Philip Morris Intl                                       42,765             2,060,846
Reynolds American                                         4,622(d)            244,827
                                                                      ---------------
Total                                                                       3,466,327
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.1%)
Fastenal                                                  1,966(d)             81,864
WW Grainger                                                 894                86,566
                                                                      ---------------
Total                                                                         168,430
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.3%)
American Tower Cl A                                       7,782(b)            336,259
MetroPCS Communications                                   4,644(b,d)           35,434
Sprint Nextel                                            78,722(b,d)          288,123
                                                                      ---------------
Total                                                                         659,816
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $205,619,113)                                                     $218,136,993
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.9%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               1,958,970(f)         $1,958,970
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,958,970)                                                         $1,958,970
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (4.7%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     10,311,501           $10,311,501
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $10,311,501)                                                       $10,311,501
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $217,889,584)                                                     $230,407,464
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2009



                                                  NUMBER OF                                           UNREALIZED
                                                  CONTRACTS         NOTIONAL        EXPIRATION       APPRECIATION
CONTRACT DESCRIPTION                            LONG (SHORT)      MARKET VALUE         DATE         (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------
E-Mini S&P 500 Index                                 35             $1,943,725      March 2010              $1,452



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 0.17% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) At Dec. 31, 2009, investments in securities included securities valued at $314,949 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.



--------------------------------------------------------------------------------
238  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  239

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - S&P 500 Index Fund

FAIR VALUE MEASUREMENTS (CONTINUED)




The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                    FAIR VALUE AT DEC. 31, 2009
                                                  ---------------------------------------------------------------
                                                       LEVEL 1          LEVEL 2
                                                    QUOTED PRICES        OTHER          LEVEL 3
                                                      IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                     MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                       IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
-----------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                                  $218,136,993          $--             $--        $218,136,993
-----------------------------------------------------------------------------------------------------------------
Total Equity Securities                              218,136,993           --              --         218,136,993
-----------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(b)                      1,958,970           --              --           1,958,970
  Investments of Cash Collateral Received for
    Securities on Loan                                10,311,501           --              --          10,311,501
-----------------------------------------------------------------------------------------------------------------
Total Other                                           12,270,471           --              --          12,270,471
-----------------------------------------------------------------------------------------------------------------
Investments in Securities                            230,407,464           --              --         230,407,464
Other Financial Instruments(c)                             1,452           --              --               1,452
-----------------------------------------------------------------------------------------------------------------
Total                                               $230,408,916          $--             $--        $230,408,916
-----------------------------------------------------------------------------------------------------------------



(a) All industry classifications are identified in the Portfolio of Investments.

(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.

(c) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
240  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
RiverSource VP - Short Duration U.S. Government Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


BONDS (77.1%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
U.S. GOVERNMENT OBLIGATIONS & AGENCIES (31.2%)
Federal Home Loan Banks
 12-28-11                             1.00%          $10,935,000(k)       $10,891,531
 12-30-11                             1.25             4,445,000(k)         4,412,294
 08-10-12                             2.10             7,085,000            7,095,493
 09-28-12                             0.63             3,130,000(e)         3,140,173
Federal Home Loan Mtge Corp
 08-24-11                             1.55             7,600,000            7,612,631
 01-19-12                             1.50             6,695,000(b)         6,682,286
 02-24-12                             2.00             3,775,000            3,782,799
 02-24-12                             2.05             4,100,000            4,108,294
 03-23-12                             2.13             2,280,000            2,314,941
 08-17-12                             2.18             5,145,000            5,155,084
 08-17-12                             2.25             7,425,000            7,438,588
 08-24-12                             2.25             6,400,000            6,432,262
 12-28-12                             0.50             7,845,000(e)         7,839,955
 06-13-18                             4.88             1,720,000            1,841,783
Federal Natl Mtge Assn
 03-02-11                             2.00             7,940,000            7,962,279
 04-15-11                             2.13             5,500,000            5,523,755
 04-29-11                             0.38             2,162,000(e)         2,162,045
 07-09-12                             0.89             5,290,000(e)         5,290,034
 07-19-12                             1.00             6,695,000(b,e)       6,666,937
 10-29-12                             1.88            10,000,000            9,941,387
 04-09-13                             3.25             2,360,000            2,449,300
 07-17-13                             4.38             3,525,000(k)         3,778,969
 01-02-14                             5.13             6,107,000            6,483,374
 02-05-14                             2.75             5,590,000(k)         5,638,348
Private Export Funding
 U.S. Govt Guaranty
 10-15-14                             3.05             4,150,000            4,158,568
U.S. Treasury
 11-30-10                             1.25             1,435,000(k)         1,445,089
 11-30-11                             0.75             7,000,000(k)         6,954,339
 01-15-12                             1.13             3,500,000(k)         3,496,717
 06-15-12                             1.88               620,000(k)           626,782
 05-15-19                             3.13             2,605,000(k)         2,467,016
 02-15-26                             6.00               515,000              602,470
U.S. Treasury Inflation-Indexed Bond
 04-15-14                             1.25             2,318,669(k,m)       2,396,452
 01-15-15                             1.63             2,366,110(m)         2,460,820
 07-15-15                             1.88             2,444,992(m)         2,576,289
                                                                      ---------------
Total                                                                     161,829,084
-------------------------------------------------------------------------------------

ASSET-BACKED (9.9%)
Ameriquest Mtge Securities
 Series 2005-R6 Cl A2
 08-25-35                             0.43             1,358,405(e)         1,197,987
Asset Backed Securities Home Equity
 Series 2005-HE2 Cl M1
 02-25-35                             0.68             1,340,245(e)         1,204,680
Banc of America Funding
 Collateralized Mtge Obligation
 Series 2009-R14A Cl 1A1
 09-26-37                             1.33             3,459,588(d,e)       3,329,853
Bank of America Credit Card Trust
 Series 2008-A5 Cl A5
 12-16-13                             1.43             1,275,000(e)         1,280,873
Bear Stearns Asset Backed Securities Trust
 Series 2006-HE9 Cl 1A1
 11-25-36                             0.28               759,677(e)           688,849
Countrywide Asset-Backed Ctfs
 Series 2005-SD1 Cl A1C
 05-25-35                             0.62             1,843,638(d,e)       1,730,399
Countrywide Asset-Backed Ctfs
 Series 2006-22 Cl 2A1 (MGIC)
 05-25-47                             0.28             1,664,089(e,j)       1,604,501
Credit-Based Asset Servicing and Securitization LLC
 Series 2006-CB6 Cl A22
 07-25-36                             0.32             2,102,783(e)         2,050,252
Credit-Based Asset Servicing and Securitization LLC
 Series 2007-CB4 Cl A1A
 04-25-37                             0.32             1,889,492(e)         1,592,140
First Franklin Mtge Loan Asset-backed Ctfs
 Series 2005-FFH3 Cl 2A3
 09-25-35                             0.64               281,399(e)           277,051
First Franklin Mtge Loan Asset-backed Ctfs
 Series 2006-FF18 Cl A2A
 12-25-37                             0.30               258,348(e)           254,155
Franklin Auto Trust
 Series 2004-2 Cl A4 (NPFGC)
 08-15-12                             3.93               713,897(j)           708,373
GSAA Trust
 Series 2006-10 Cl AV1
 06-25-36                             0.31               276,144(e)           251,484
GSAA Trust
 Series 2006-15 Cl AV1
 09-25-36                             0.28             1,601,179(e)         1,602,421
Morgan Stanley Capital I
 Series 2006-WMC1 Cl A2B
 12-25-35                             0.43             1,494,168(e)         1,354,604
Morgan Stanley Home Equity Loan Trust
 Series 2006-2 Cl A3
 02-25-36                             0.40             1,003,046(e)           899,040
RAAC Series
 Series 2006-SP4 Cl A1
 11-25-36                             0.33             1,550,315(e)         1,457,726
RBSSP Resecuritization Trust
 Collateralized Mtge Obligation
 Series 2009-10 Cl 4A1
 07-26-36                             0.38             2,565,094(d,e)       2,411,189
RBSSP Resecuritization Trust
 Collateralized Mtge Obligation
 Series 2009-10 Cl 7A1
 03-26-37                             0.33             2,385,286(d,e)       2,313,727
RBSSP Resecuritization Trust
 Collateralized Mtge Obligation
 Series 2009-11 Cl 2A1
 04-26-36                             0.38             3,892,305(d,e)       3,668,497
RBSSP Resecuritization Trust
 Collateralized Mtge Obligation
 Series 2009-12 Cl 2A1
 10-25-32                             4.77             2,174,789(d)         2,160,517
RBSSP Resecuritization Trust
 Collateralized Mtge Obligation
 Series 2009-13 Cl 8A1
 06-26-37                             0.98             5,735,000(d,e)       5,484,094
Residential Asset Mtge Products
 Series 2004 RS8 Cl AI4
 06-25-32                             5.06             1,785,998            1,735,392
Residential Asset Mtge Products
 Series 2006 RS4 Cl A2
 07-25-36                             0.35               569,680              556,737
Small Business Administration Participation Ctfs
 Series 2001-20H Cl 1
 08-01-21                             6.34               195,617              210,566
Small Business Administration
 Series 2001-10B Cl 1
 09-10-11                             5.89               114,039              119,344
Soundview Home Equity Loan Trust
 Series 2005-B Cl M1
 05-25-35                             5.64               318,703(e)           317,877
Structured Asset Investment Loan Trust
 Series 2005-9 Cl A5
 11-25-35                             0.46             1,594,479(e)         1,505,533
Structured Asset Securities
 Collateralized Mtge Obligation
 Series 2006-NC1 Cl A6
 05-25-36                             0.28               955,030(e)           910,196
Structured Asset Securities
 Series 2007-WF2 Cl A2
 08-25-37                             0.93             1,311,605(e)         1,289,562
Target Credit Card Master Trust
 Series 2005-1 Cl A
 10-27-14                             0.29             7,550,000(e)         7,451,478
                                                                      ---------------
Total                                                                      51,619,097
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  241

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)

COMMERCIAL MORTGAGE-BACKED (0.6%)(f)
Citigroup Commercial Mtge Trust
 Series 2005-C3 Cl A1
 05-15-43                             4.39%             $761,146             $760,342
Federal Home Loan Mtge Corp
 Multifamily Structured Pass-Through Ctfs
 Series K001 Cl A2
 04-25-16                             5.65             2,252,729            2,468,217
                                                                      ---------------
Total                                                                       3,228,559
-------------------------------------------------------------------------------------

RESIDENTIAL MORTGAGE-BACKED (35.0%)(f,i)
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR9 Cl 1A1
 11-25-36                             0.30               230,759(e)           210,715
Citigroup Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2009-3 Cl 3A2
 01-19-34                             4.67             2,235,000(d,e)       2,056,453
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Interest Only
 Series 2007-8CB Cl A13
 05-25-37                            25.86               647,931(h)            77,854
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2006-OA11 Cl A3B1
 09-25-46                             0.41             1,115,837(e)           883,670
Countrywide Alternative Loan Trust
 Collateralized Mtge Obligation
 Series 2007-OH3 Cl A3
 09-25-47                             0.73             2,149,857(e)           250,959
Countrywide Home Loans
 Collateralized Mtge Obligation
 Series 2005-R2 Cl 2A1
 06-25-35                             7.00             1,247,947(d)         1,073,492
Federal Home Loan Mtge Corp
 01-01-40                             4.50             2,500,000(b)         2,493,750
 01-01-40                             5.50             3,000,000(b)         3,142,500
Federal Home Loan Mtge Corp #1G2598
 01-01-37                             6.08             1,016,740(e)         1,077,161
Federal Home Loan Mtge Corp #1J0614
 09-01-37                             5.67             1,540,100(e)         1,621,648
Federal Home Loan Mtge Corp #A18107
 01-01-34                             5.50             1,324,455            1,393,299
Federal Home Loan Mtge Corp #B16408
 09-01-19                             5.50               821,347              875,353
Federal Home Loan Mtge Corp #C73304
 11-01-32                             7.00               361,334              397,610
Federal Home Loan Mtge Corp #D95319
 03-01-22                             6.00                88,381               95,197
Federal Home Loan Mtge Corp #E00489
 06-01-12                             7.00                 2,208                2,331
Federal Home Loan Mtge Corp #E81240
 06-01-15                             7.50               502,442              546,821
Federal Home Loan Mtge Corp #E92454
 11-01-17                             5.00               410,005              432,221
Federal Home Loan Mtge Corp #E95188
 03-01-18                             6.00               253,521              272,697
Federal Home Loan Mtge Corp #G04710
 09-01-38                             6.00             5,148,872            5,464,756
Federal Home Loan Mtge Corp #G10669
 03-01-12                             7.50               104,235              110,790
Federal Home Loan Mtge Corp #G11243
 04-01-17                             6.50               672,548              728,366
Federal Home Loan Mtge Corp #G12100
 11-01-13                             5.00                39,351               40,641
Federal Home Loan Mtge Corp #H01724
 09-01-37                             6.00             2,003,557            2,117,901
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2639 Cl UI
 03-15-22                            10.09             1,549,836(h)           182,864
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 2795 Cl IY
 07-15-17                            46.56               380,005(h)            13,104
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 3517 Cl JI
 12-15-12                            36.72             1,682,512(h)            24,003
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 3550 Cl GS
 07-15-39                            22.65             8,266,389(h)           919,404
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 3578
 04-15-12                            35.58            33,677,285(h)           681,723
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Interest Only
 Series 3600 Cl DI
 01-15-13                             7.92            28,225,000(h)           807,059
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2617 Cl HD
 06-15-16                             7.00               483,715              508,303
Federal Home Loan Mtge Corp
 Collateralized Mtge Obligation
 Series 2843 Cl BA
 01-15-18                             5.00               540,725              561,421
Federal Home Loan Mtge Corp
 Multifamily Structured Pass-Through Ctfs
 Series K003 Cl A1
 07-25-13                             2.23             3,297,538            3,317,673
Federal Natl Mtge Assn
 01-01-25                             4.50             2,625,000(b)         2,699,650
 01-01-25                             6.00            12,000,000(b)        12,800,629
 01-01-40                             6.00            21,000,000(b)        22,240,303
Federal Natl Mtge Assn #252211
 01-01-29                             6.00                66,093               70,843
Federal Natl Mtge Assn #252409
 03-01-29                             6.50               780,170              842,671
Federal Natl Mtge Assn #254384
 06-01-17                             7.00               155,630              169,374
Federal Natl Mtge Assn #254723
 05-01-23                             5.50             2,011,662            2,131,751
Federal Natl Mtge Assn #255501
 09-01-14                             6.00               398,250              419,534
Federal Natl Mtge Assn #313470
 08-01-10                             7.50                17,284               17,392
Federal Natl Mtge Assn #323133
 04-01-13                             5.50                15,981               17,037
Federal Natl Mtge Assn #357485
 02-01-34                             5.50             2,724,603(n)         2,863,671
Federal Natl Mtge Assn #507182
 07-01-14                             6.00                33,263               35,564
Federal Natl Mtge Assn #512232
 05-01-29                             7.00                22,352               24,844
Federal Natl Mtge Assn #535168
 12-01-14                             5.50                58,270               61,937
Federal Natl Mtge Assn #545818
 07-01-17                             6.00               614,151              663,401
Federal Natl Mtge Assn #545864
 08-01-17                             5.50               915,666              983,563
Federal Natl Mtge Assn #545910
 08-01-17                             6.00               761,998(n)           823,114
Federal Natl Mtge Assn #555063
 11-01-17                             5.50             1,157,385            1,242,012
Federal Natl Mtge Assn #555343
 08-01-17                             6.00               300,066              321,578
Federal Natl Mtge Assn #555367
 03-01-33                             6.00             1,663,363            1,777,719
Federal Natl Mtge Assn #555375
 04-01-33                             6.00                93,614              101,439
Federal Natl Mtge Assn #602630
 10-01-31                             7.00               101,617              113,199
Federal Natl Mtge Assn #606789
 10-01-31                             7.00             1,033,742            1,151,573
Federal Natl Mtge Assn #626720
 01-01-17                             6.00               209,357              224,366
Federal Natl Mtge Assn #630992
 09-01-31                             7.00               655,386              738,198
Federal Natl Mtge Assn #630993
 09-01-31                             7.50               570,581              643,358
Federal Natl Mtge Assn #633672
 06-01-17                             6.00               167,104              180,848
Federal Natl Mtge Assn #636720
 05-01-17                             5.50                55,000               58,565
Federal Natl Mtge Assn #638210
 05-01-32                             6.50                71,921               78,881


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
242  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Federal Natl Mtge Assn #648040
 06-01-32                             6.50%             $449,825             $486,092
Federal Natl Mtge Assn #648349
 06-01-17                             6.00               618,080(n)           667,781
Federal Natl Mtge Assn #648679
 07-01-32                             6.00             1,551,156            1,657,798
Federal Natl Mtge Assn #656562
 02-01-33                             7.00               156,473              175,408
Federal Natl Mtge Assn #665752
 09-01-32                             6.50               323,964              350,084
Federal Natl Mtge Assn #668412
 02-01-18                             5.50               311,829              332,413
Federal Natl Mtge Assn #670387
 08-01-32                             7.00                11,201               12,395
Federal Natl Mtge Assn #671054
 01-01-33                             7.00                20,500               22,624
Federal Natl Mtge Assn #671174
 02-01-33                             4.65               311,245(e)           321,214
Federal Natl Mtge Assn #675692
 02-01-18                             6.00               313,865              336,366
Federal Natl Mtge Assn #678940
 02-01-18                             5.50               504,626              540,885
Federal Natl Mtge Assn #684588
 03-01-33                             6.50               200,579              218,831
Federal Natl Mtge Assn #688181
 03-01-33                             6.00               780,661              834,331
Federal Natl Mtge Assn #695838
 04-01-18                             5.50               144,334              154,747
Federal Natl Mtge Assn #701937
 04-01-33                             6.00               130,518              139,410
Federal Natl Mtge Assn #704610
 06-01-33                             5.50             2,330,240            2,449,179
Federal Natl Mtge Assn #722325
 07-01-33                             4.95               520,702(e)           551,229
Federal Natl Mtge Assn #725424
 04-01-34                             5.50             3,797,385            3,991,210
Federal Natl Mtge Assn #725425
 04-01-34                             5.50             2,472,571            2,604,411
Federal Natl Mtge Assn #725431
 08-01-15                             5.50               820,537              874,742
Federal Natl Mtge Assn #725558
 06-01-34                             4.56               915,156(e)           953,444
Federal Natl Mtge Assn #725773
 09-01-34                             5.50             2,945,429            3,095,769
Federal Natl Mtge Assn #740843
 11-01-18                             5.00                86,619               91,626
Federal Natl Mtge Assn #754297
 12-01-33                             4.75               162,550(e)           170,027
Federal Natl Mtge Assn #791447
 10-01-34                             6.00               479,796              511,732
Federal Natl Mtge Assn #797044
 07-01-34                             5.50             2,511,382            2,639,567
Federal Natl Mtge Assn #831809
 09-01-36                             6.00             3,993,235            4,241,565
Federal Natl Mtge Assn #885827
 06-01-36                             6.50             1,472,727            1,599,519
Federal Natl Mtge Assn #885871
 06-01-36                             7.00             1,264,905            1,399,474
Federal Natl Mtge Assn #887648
 07-01-36                             5.94             1,914,991(e)         2,029,260
Federal Natl Mtge Assn #907052
 09-01-37                             5.79             3,068,698(e)         3,256,706
Federal Natl Mtge Assn #976421
 03-01-23                             4.50             1,338,446            1,379,588
Federal Natl Mtge Assn #988113
 08-01-23                             5.50             2,999,508            3,175,461
Federal Natl Mtge Assn #988961
 08-01-23                             5.50             2,833,970            3,000,213
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-26 Cl MI
 03-25-23                            15.70               369,589(h)            52,436
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-63 Cl IP
 07-25-33                             0.00             1,673,011(h)           327,742
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2003-71 Cl IM
 12-25-31                             5.34               362,986(h)            50,070
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2004-84 Cl GI
 12-25-22                            20.00               238,996(h)            21,652
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Interest Only
 Series 2008-40 Cl AI
 08-25-12                            15.81             7,223,167(h)           135,525
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-W11 Cl A1
 06-25-33                             4.22                11,038(e)            10,907
Federal Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-60 Cl PA
 04-25-34                             5.50             1,299,600            1,378,063
First Horizon Asset Securities
 Collateralized Mtge Obligation
 Series 2003-5 Cl 1A2
 06-25-30                             5.25             2,735,711            2,743,947
Govt Natl Mtge Assn #3501
 01-20-34                             6.00             4,094,089            4,363,137
Govt Natl Mtge Assn #498182
 05-15-16                             6.00               417,554              447,945
Govt Natl Mtge Assn #605970
 03-15-33                             6.00               260,832              278,315
Govt Natl Mtge Assn #615738
 03-15-18                             7.00               518,664              559,575
Govt Natl Mtge Assn #615740
 08-15-13                             6.00               744,716              797,485
Govt Natl Mtge Assn #709766
 08-15-39                             6.00             1,836,079            1,941,932
Govt Natl Mtge Assn #709771
 08-15-39                             6.00             1,676,691            1,773,354
Govt Natl Mtge Assn #709779
 08-15-39                             6.00             1,521,785            1,609,517
Govt Natl Mtge Assn #713746
 08-15-39                             6.00             1,263,925            1,336,792
Govt Natl Mtge Assn #722754
 08-15-39                             6.00             1,051,370            1,111,983
Govt Natl Mtge Assn #780758
 04-15-13                             7.00                59,849               63,867
Govt Natl Mtge Assn #781507
 09-15-14                             6.00               323,938              342,351
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2003-17 Cl B
 10-16-27                             5.00               123,182              129,025
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2004-19 Cl DJ
 03-20-34                             4.50               468,384              482,520
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2009-105 Cl A
 12-16-50                             3.46             5,144,633            5,199,296
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2009-63 Cl A
 01-16-38                             3.40             3,642,123            3,636,195
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2009-71 Cl A
 04-16-38                             3.30             5,174,900            5,213,092
Govt Natl Mtge Assn
 Collateralized Mtge Obligation
 Series 2009-90 Cl AC
 01-16-33                             3.14             3,950,000            3,895,099
Harborview Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-4 Cl 3A
 06-19-34                             1.36                69,655(e)            44,542
IndyMac Index Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-AR13 Cl A1
 07-25-36                             5.83             1,500,158(e)           962,285
Jefferies & Co
 Collateralized Mtge Obligation
 Series 2009-R10 Cl 1A1
 06-26-47                             0.38               286,558(d,e)         279,394


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  243

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Short Duration U.S. Government Fund

BONDS (CONTINUED)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
RESIDENTIAL MORTGAGE-BACKED (CONT.)
Jefferies & Co
 Collateralized Mtge Obligation
 Series 2009-R10 Cl 2A1
 05-26-48                             0.33%             $452,279(d,e)        $438,710
Lehman XS Trust
 Series 2006-16N Cl A1B
 11-25-46                             0.35               445,260(e)           428,983
LVII Resecuritization Trust
 Collateralized Mtge Obligation
 Series 2009-3 Cl A1
 11-27-37                             5.78               904,600(d,e)         913,646
Morgan Stanley Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2004-2AR Cl 3A
 02-25-34                             4.89               790,004(e)           729,571
Residential Asset Securitization Trust
 Collateralized Mtge Obligation
 Series 2004-A7 Cl A1
 10-25-34                             5.50             3,036,507            3,015,884
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2005-18 Cl 9A1
 09-25-35                             5.25             1,183,338(e)         1,139,896
Structured Adjustable Rate Mtge Loan Trust
 Collateralized Mtge Obligation
 Series 2006-5 Cl 4A1
 06-25-36                             5.88             1,282,510(e)           960,063
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2005-14 Cl 2A1
 12-25-35                             5.50             2,501,223            2,237,813
Wells Fargo Mtge Backed Securities Trust
 Collateralized Mtge Obligation
 Series 2006-12 Cl A1
 10-25-36                             6.00             2,544,125            2,497,425
                                                                      ---------------
Total                                                                     181,693,888
-------------------------------------------------------------------------------------

WIRELINES (0.4%)
TELUS
 Sr Unsecured
 06-01-11                             8.00             1,736,000(c)         1,879,399
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $397,696,442)                                                     $400,250,027
-------------------------------------------------------------------------------------



FDIC-INSURED DEBT (6.7%)(g)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
Bank of America FDIC Govt Guaranty
 04-30-12                             2.10%           $2,000,000(k)        $2,018,462
 06-15-12                             3.13             3,920,000            4,061,892
 06-22-12                             2.38             3,135,000(k)         3,194,386
General Electric Capital FDIC Govt Guaranty
 03-11-11                             1.80             6,555,000(k)         6,615,476
 12-09-11                             3.00               825,000              850,428
 12-28-12                             2.63             5,350,000(k)         5,452,118
Goldman Sachs Group FDIC Govt Guaranty
 07-15-11                             1.63             5,000,000            5,044,720
JPMorgan Chase & Co FDIC Govt Guaranty
 02-23-11                             1.65             1,765,000(k)         1,780,620
Morgan Stanley FDIC Govt Guaranty
 02-10-12                             0.55             5,490,000            5,527,865
-------------------------------------------------------------------------------------
TOTAL FDIC-INSURED DEBT
(Cost: $34,198,974)                                                       $34,545,967
-------------------------------------------------------------------------------------



SHORT-TERM SECURITIES (20.4%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
U.S. GOVERNMENT AGENCIES
Federal Home Loan Bank Disc Nts
 01-04-10                             0.00%           $5,800,000           $5,799,999
 02-12-10                             0.08            50,000,000           49,995,519
Federal Home Loan Mtge Corp Disc Nts
 02-24-10                             0.02            40,000,000           39,998,845
Federal Natl Mtge Assn Disc Nts
 02-01-10                             0.06            10,000,000            9,999,467
-------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCIES
(Cost: $105,792,708)                                                     $105,793,830
-------------------------------------------------------------------------------------





MONEY MARKET FUND (5.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%              26,455,523(l)        $26,455,523
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $26,455,523)                                                       $26,455,523
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (4.7%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     24,617,844           $24,617,844
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $24,617,844)                                                       $24,617,844
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $588,761,491)(o)                                                  $591,663,191
=====================================================================================




INVESTMENTS IN DERIVATIVES


FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2009



                                                         NUMBER OF                                  UNREALIZED
                                                         CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION
CONTRACT DESCRIPTION                                   LONG (SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
U.S. Long Bond, 20-year                                       7           $807,625   March 2010         $(37,089)
U.S. Treasury Note, 2-year                                  160         34,602,501   April 2010         (179,115)
U.S. Treasury Note, 5-year                                  343         39,233,304   April 2010         (792,672)
U.S. Treasury Note, 10-year                                 (67)        (7,735,360)  March 2010          115,056
----------------------------------------------------------------------------------------------------------------
Total                                                                                                  $(893,820)
----------------------------------------------------------------------------------------------------------------



NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b) At Dec. 31, 2009, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $57,225,085. See Note 2 to the financial statements.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 0.36% of net assets.


--------------------------------------------------------------------------------
244  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $25,859,971 or 4.98% of net assets.

(e) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Dec. 31, 2009.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) This debt is guaranteed under the FDIC's Temporary Liquidity Guarantee Program (TLGP) and is backed by the full faith and credit of the United States.

(h) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. The interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows at Dec. 31, 2009.

(i) Represents comparable securities held to satisfy future delivery requirements of the following open forward sale commitments at Dec. 31, 2009:

                                                          PRINCIPAL   SETTLEMENT    PROCEEDS
     SECURITY                                              AMOUNT        DATE      RECEIVABLE       VALUE
     ------------------------------------------------------------------------------------------------------
     Federal Natl Mtge Assn
     01-01-25 5.50%                                      $7,500,000    01-19-10    $7,985,449    $7,931,250
     01-01-40 5.50                                       15,600,000    01-13-10    16,422,266    16,328,816


(j) The following abbreviations are used in the portfolio security descriptions to identify the insurer of the issue:

     MGIC   --   Mortgage Guaranty Insurance Corporation
     NPFGC  --   National Public Finance Guarantee Corporation


(k) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(l) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(m) Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(n) At Dec. 31, 2009, investments in securities included securities valued at $710,385 that were partially pledged as collateral to cover initial margin deposits on open interest rate futures contracts.

(o) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $593,403,334 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                      $2,822,297
     Unrealized depreciation                                                      (4,562,440)
     ---------------------------------------------------------------------------------------
     Net unrealized depreciation                                                 $(1,740,143)
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  245

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
RiverSource VP - Short Duration U.S. Government Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Short-term securities are valued using amortized cost, as permitted under Rule 2a-7 of the Investment Company Act of 1940, as amended. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
246  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                            FAIR VALUE AT DEC. 31, 2009
                                                         ----------------------------------------------------------------
                                                              LEVEL 1           LEVEL 2
                                                           QUOTED PRICES         OTHER          LEVEL 3
                                                             IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                                            MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                                              IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
-------------------------------------------------------------------------------------------------------------------------
Bonds
  U.S. Government Obligations & Agencies                    $15,592,412      $146,236,672             $--    $161,829,084
  Asset-Backed Securities                                            --        32,251,220      19,367,877      51,619,097
  Commercial Mortgage-Backed Securities                              --         3,228,559              --       3,228,559
  Residential Mortgage-Backed Securities                             --       179,178,468       2,515,420     181,693,888
  Corporate Debt Securities                                          --         1,879,399              --       1,879,399
-------------------------------------------------------------------------------------------------------------------------
Total Bonds                                                  15,592,412       362,774,318      21,883,297     400,250,027
-------------------------------------------------------------------------------------------------------------------------
Short-Term Securities
  U.S. Government Agencies                                           --       105,793,830              --     105,793,830
-------------------------------------------------------------------------------------------------------------------------
Total Short-Term Securities                                          --       105,793,830              --     105,793,830
-------------------------------------------------------------------------------------------------------------------------
Other
  FDIC-Insured Debt Securities                                       --        34,545,967              --      34,545,967
  Affiliated Money Market Fund(a)                            26,455,523                --              --      26,455,523
  Investments of Cash Collateral Received for
    Securities on Loan                                       24,617,844                --              --      24,617,844
-------------------------------------------------------------------------------------------------------------------------
Total Other                                                  51,073,367        34,545,967              --      85,619,334
-------------------------------------------------------------------------------------------------------------------------
Investments in Securities                                    66,665,779       503,114,115      21,883,297     591,663,191
Other Financial Instruments(b)                                 (893,820)               --              --        (893,820)
-------------------------------------------------------------------------------------------------------------------------
Total                                                       $65,771,959      $503,114,115     $21,883,297    $590,769,371
-------------------------------------------------------------------------------------------------------------------------


(a) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.

(b) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

                                                                             RESIDENTIAL
                                                             ASSET-BACKED  MORTGAGE-BACKED
                                                              SECURITIES      SECURITIES       TOTAL
-------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2008                                      $998,657    $11,107,579    $12,106,236
  Accrued discounts/premiums                                       29,372          9,413         38,785
  Realized gain (loss)                                           (932,643)    (4,809,661)    (5,742,304)
  Change in unrealized appreciation (depreciation)*             1,209,661      6,962,851      8,172,512
  Net purchases (sales)                                        18,062,830     (9,129,891)     8,932,939
  Transfers in and/or out of Level 3                                   --     (1,624,871)    (1,624,871)
-------------------------------------------------------------------------------------------------------
Balance as of Dec. 31, 2009                                   $19,367,877     $2,515,420    $21,883,297
-------------------------------------------------------------------------------------------------------


* Change in unrealized appreciation (depreciation) relating to securities held at Dec. 31, 2009 was $8,423,504.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  247

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
Seligman VP - Growth Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.7%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.7%)
Goodrich                                                 20,128            $1,293,224
Honeywell Intl                                           44,468             1,743,146
ITT                                                      11,047               549,478
Precision Castparts                                      26,045             2,874,065
                                                                      ---------------
Total                                                                       6,459,913
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.5%)
United Parcel Service Cl B                               22,651             1,299,488
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (4.9%)
Amgen                                                    72,004(b)          4,073,266
Celgene                                                  21,955(b)          1,222,454
Dendreon                                                 62,777(b,d)        1,649,780
Gilead Sciences                                          81,588(b)          3,531,129
Vertex Pharmaceuticals                                   32,894(b)          1,409,508
                                                                      ---------------
Total                                                                      11,886,137
-------------------------------------------------------------------------------------

CAPITAL MARKETS (1.3%)
Goldman Sachs Group                                       8,183             1,381,618
Invesco                                                  72,569             1,704,646
                                                                      ---------------
Total                                                                       3,086,264
-------------------------------------------------------------------------------------

CHEMICALS (3.1%)
Monsanto                                                 36,165             2,956,489
Potash Corp of Saskatchewan                              42,139(c)          4,572,081
                                                                      ---------------
Total                                                                       7,528,570
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (1.0%)
Wells Fargo & Co                                         93,231             2,516,305
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.6%)
Cisco Systems                                           260,639(b)          6,239,698
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (12.1%)
Apple                                                    53,934(b)         11,372,523
EMC                                                     136,677(b)          2,387,747
Hewlett-Packard                                         213,232            10,983,580
Seagate Technology                                      232,248(c,d)        4,224,591
                                                                      ---------------
Total                                                                      28,968,441
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.2%)
Fluor                                                    26,035             1,172,616
Foster Wheeler                                           58,649(b)          1,726,627
                                                                      ---------------
Total                                                                       2,899,243
-------------------------------------------------------------------------------------

CONSUMER FINANCE (1.9%)
American Express                                         77,907             3,156,791
Capital One Financial                                    35,023             1,342,782
                                                                      ---------------
Total                                                                       4,499,573
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (1.5%)
Coinstar                                                126,083(b,d)        3,502,586
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
Qwest Communications Intl                               212,423               894,301
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.8%)
ABB ADR                                                  99,953(b,c)        1,909,102
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (2.6%)
Natl Oilwell Varco                                       54,787             2,415,559
Schlumberger                                             57,318             3,730,828
                                                                      ---------------
Total                                                                       6,146,387
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (1.7%)
CVS Caremark                                            126,754             4,082,746
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.9%)
Kellogg                                                  38,441             2,045,061
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (3.4%)
Alcon                                                    14,497(c)          2,382,582
Baxter Intl                                              50,390             2,956,885
Covidien                                                 61,198(c)          2,930,772
                                                                      ---------------
Total                                                                       8,270,239
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.9%)
Express Scripts                                          38,666(b)          3,342,675
WellPoint                                                22,485(b)          1,310,651
                                                                      ---------------
Total                                                                       4,653,326
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (0.5%)
Cerner                                                   15,417(b)          1,270,977
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (1.3%)
NVR                                                       4,397(b)          3,124,992
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.5%)
3M                                                       15,635             1,292,545
-------------------------------------------------------------------------------------

INSURANCE (2.7%)
AFLAC                                                    56,827             2,628,249
Prudential Financial                                     79,565             3,959,154
                                                                      ---------------
Total                                                                       6,587,403
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.5%)
Amazon.com                                               25,951(b)          3,490,929
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (3.2%)
Google Cl A                                              10,367(b)          6,427,333
SAVVIS                                                   94,544(b)          1,328,343
                                                                      ---------------
Total                                                                       7,755,676
-------------------------------------------------------------------------------------

IT SERVICES (7.1%)
Cognizant Technology Solutions Cl A                     121,890(b)          5,521,617
MasterCard Cl A                                          43,930(d)         11,245,201
                                                                      ---------------
Total                                                                      16,766,818
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.1%)
Illumina                                                 88,109(b,d)        2,700,541
-------------------------------------------------------------------------------------

MACHINERY (2.0%)
Cummins                                                  25,167             1,154,159
Deere & Co                                               38,029             2,056,989
Joy Global                                               29,504             1,522,111
                                                                      ---------------
Total                                                                       4,733,259
-------------------------------------------------------------------------------------

MEDIA (2.2%)
CBS Cl B                                                146,951             2,064,662
Virgin Media                                            198,404             3,339,139
                                                                      ---------------
Total                                                                       5,403,801
-------------------------------------------------------------------------------------

METALS & MINING (1.5%)
Barrick Gold                                             51,034(c)          2,009,719
United States Steel                                      29,907(d)          1,648,474
                                                                      ---------------
Total                                                                       3,658,193
-------------------------------------------------------------------------------------

MULTILINE RETAIL (5.1%)
Dollar General                                           78,388(b)          1,758,243
Kohl's                                                   31,467(b)          1,697,015
Target                                                  183,685             8,884,844
                                                                      ---------------
Total                                                                      12,340,102
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (2.4%)
Apache                                                   43,823             4,521,219
Kinder Morgan Management LLC                                 --(b,e)                1
Noble Energy                                             18,184             1,295,064
                                                                      ---------------
Total                                                                       5,816,284
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.4%)
Avon Products                                           110,256             3,473,064
-------------------------------------------------------------------------------------

PHARMACEUTICALS (5.9%)
Abbott Laboratories                                      99,675             5,381,453
Medicis Pharmaceutical Cl A                             225,951(d)          6,111,975
Pfizer                                                  145,752             2,651,229
                                                                      ---------------
Total                                                                      14,144,657
-------------------------------------------------------------------------------------

ROAD & RAIL (2.6%)
CSX                                                      55,960             2,713,500
Union Pacific                                            54,635             3,491,177
                                                                      ---------------
Total                                                                       6,204,677
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (3.8%)
Intel                                                   138,248             2,820,259
Marvell Technology Group                                302,462(b,c)        6,276,087
                                                                      ---------------
Total                                                                       9,096,346
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
248  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

SOFTWARE (6.9%)
Activision Blizzard                                     209,705(b)         $2,329,823
Citrix Systems                                           30,369(b)          1,263,654
Oracle                                                  139,901             3,433,171
Rovi                                                    213,095(b,d)        6,791,337
Symantec                                                157,409(b)          2,816,047
                                                                      ---------------
Total                                                                      16,634,032
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (1.1%)
American Eagle Outfitters                                73,371             1,245,840
Dick's Sporting Goods                                    53,228(b)          1,323,780
                                                                      ---------------
Total                                                                       2,569,620
-------------------------------------------------------------------------------------

TOBACCO (2.4%)
Philip Morris Intl                                      118,902             5,729,887
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $195,583,273)                                                     $239,681,183
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               1,179,701(f)         $1,179,701
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,179,701)                                                         $1,179,701
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (6.9%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     16,515,142           $16,515,142
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $16,515,142)                                                       $16,515,142
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $213,278,116)                                                     $257,376,026
=====================================================================================





The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.
NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  --   American Depository Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 10.11% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e)  Represents fractional shares.

(f) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  249

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Seligman VP - Growth Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                     FAIR VALUE AT DEC. 31, 2009
                                                      ---------------------------------------------------------
                                                           LEVEL 1        LEVEL 2
                                                        QUOTED PRICES      OTHER        LEVEL 3
                                                          IN ACTIVE     SIGNIFICANT   SIGNIFICANT
                                                         MARKETS FOR     OBSERVABLE  UNOBSERVABLE
DESCRIPTION                                           IDENTICAL ASSETS     INPUTS       INPUTS         TOTAL
---------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                                      $239,681,183        $--           $--      $239,681,183
---------------------------------------------------------------------------------------------------------------
Total Equity Securities                                  239,681,183         --            --       239,681,183
---------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(b)                          1,179,701         --            --         1,179,701
  Investments of Cash Collateral Received for
    Securities on Loan                                    16,515,142         --            --        16,515,142
---------------------------------------------------------------------------------------------------------------
Total Other                                               17,694,843         --            --        17,694,843
---------------------------------------------------------------------------------------------------------------
Total                                                   $257,376,026        $--           $--      $257,376,026
---------------------------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



--------------------------------------------------------------------------------
250  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  251

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
Seligman VP - Larger-Cap Value Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.9%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (8.7%)
General Dynamics                                        7,000                $477,190
Honeywell Intl                                         10,000                 392,000
United Technologies                                     6,000                 416,460
                                                                      ---------------
Total                                                                       1,285,650
-------------------------------------------------------------------------------------

CAPITAL MARKETS (2.6%)
Morgan Stanley                                         13,000                 384,800
-------------------------------------------------------------------------------------

CHEMICALS (5.7%)
EI du Pont de Nemours & Co                             13,000                 437,710
Praxair                                                 5,000                 401,550
                                                                      ---------------
Total                                                                         839,260
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (2.7%)
US Bancorp                                             18,000                 405,180
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (2.7%)
Juniper Networks                                       15,000(b)              400,050
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (7.2%)
Bank of America                                        45,766(c)              689,236
JPMorgan Chase & Co                                     9,000                 375,030
                                                                      ---------------
Total                                                                       1,064,266
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (5.3%)
Costco Wholesale                                        6,500                 384,605
Wal-Mart Stores                                         7,500                 400,875
                                                                      ---------------
Total                                                                         785,480
-------------------------------------------------------------------------------------

FOOD PRODUCTS (4.8%)
Tyson Foods Cl A                                       58,000                 711,660
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.8%)
Baxter Intl                                             7,000                 410,760
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.0%)
Humana                                                 10,000(b)              438,900
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (2.7%)
AES                                                    30,000(b)              399,300
-------------------------------------------------------------------------------------

INSURANCE (11.7%)
MetLife                                                11,048                 390,547
Prudential Financial                                    9,000                 447,840
Travelers Companies                                     8,500                 423,810
Unum Group                                             25,000                 488,000
                                                                      ---------------
Total                                                                       1,750,197
-------------------------------------------------------------------------------------

MACHINERY (1.9%)
Caterpillar                                             5,057                 288,198
-------------------------------------------------------------------------------------

MULTILINE RETAIL (4.9%)
JC Penney                                              12,000                 319,320
Nordstrom                                              11,000                 413,380
                                                                      ---------------
Total                                                                         732,700
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.0%)
Chevron                                                 6,000                 461,940
Marathon Oil                                           11,926                 372,330
Valero Energy                                          20,000                 335,000
Williams Companies                                     22,000                 463,760
                                                                      ---------------
Total                                                                       1,633,030
-------------------------------------------------------------------------------------

PHARMACEUTICALS (2.7%)
Bristol-Myers Squibb                                   16,000                 404,000
-------------------------------------------------------------------------------------

ROAD & RAIL (6.3%)
CSX                                                    10,000                 484,900
Union Pacific                                           7,000                 447,300
                                                                      ---------------
Total                                                                         932,200
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (8.3%)
Gap                                                    20,000                 419,000
Lowe's Companies                                       19,000                 444,410
Sherwin-Williams                                        6,000                 369,900
                                                                      ---------------
Total                                                                       1,233,310
-------------------------------------------------------------------------------------

TOBACCO (4.9%)
Altria Group                                           19,997                 392,541
Philip Morris Intl                                      7,000                 337,330
                                                                      ---------------
Total                                                                         729,871
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $12,174,653)                                                       $14,828,812
-------------------------------------------------------------------------------------



OTHER (--%)
ISSUER                                                 SHARES                VALUE(a)
HOTELS, RESTAURANTS & LEISURE
Krispy Kreme Doughnuts
 Warrants                                                   7(b,d,e)              $--
-------------------------------------------------------------------------------------
TOTAL OTHER
(Cost: $--)                                                                       $--
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.2%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                36,726(f)              $36,726
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $36,726)                                                               $36,726
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (3.8%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                      562,991                $562,991
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $562,991)                                                             $562,991
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $12,774,370)                                                       $15,428,529
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.
(b)  Non-income producing.
(c) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.
(d)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $0. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                          ACQUISITION
     SECURITY                                DATES         COST
     ----------------------------------------------------------
     Krispy Kreme Doughnuts
       Warrants                             07-01-09        $--


(e)  Negligible market value.
(f) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.



--------------------------------------------------------------------------------
252  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                          FAIR VALUE AT DEC. 31, 2009
                                                       ----------------------------------------------------------------
                                                            LEVEL 1            LEVEL 2
                                                         QUOTED PRICES          OTHER            LEVEL 3
                                                           IN ACTIVE         SIGNIFICANT       SIGNIFICANT
                                                          MARKETS FOR         OBSERVABLE      UNOBSERVABLE
DESCRIPTION                                            IDENTICAL ASSETS         INPUTS           INPUTS        TOTAL
-----------------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                                        $14,828,812            $--               $--      $14,828,812
-----------------------------------------------------------------------------------------------------------------------
Total Equity Securities                                    14,828,812             --                --       14,828,812
-----------------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(b)                              36,726             --                --           36,726
  Investments of Cash Collateral Received for
    Securities on Loan                                        562,991             --                --          562,991
-----------------------------------------------------------------------------------------------------------------------
Total Other                                                   599,717             --                --          599,717
-----------------------------------------------------------------------------------------------------------------------
Total                                                     $15,428,529            $--               $--      $15,428,529
-----------------------------------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  253

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Seligman VP - Larger-Cap Value Fund



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
254  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
Seligman VP - Smaller-Cap Value Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (100.3%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.4%)
Cubic                                                    50,000            $1,865,000
-------------------------------------------------------------------------------------

AIRLINES (7.8%)
Continental Airlines Cl B                               160,000(b,d)        2,867,200
Delta Air Lines                                         290,000(b)          3,300,200
                                                                      ---------------
Total                                                                       6,167,400
-------------------------------------------------------------------------------------

BEVERAGES (2.7%)
Central European Distribution                            75,000(b,d)        2,130,750
-------------------------------------------------------------------------------------

CHEMICALS (2.1%)
Minerals Technologies                                    30,000             1,634,100
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.3%)
Brink's                                                  65,000             1,582,100
Waste Connections                                        54,000(b)          1,800,360
                                                                      ---------------
Total                                                                       3,382,460
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.4%)
F5 Networks                                              50,000(b)          2,649,000
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (2.4%)
Shaw Group                                               65,000(b,d)        1,868,750
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.5%)
Owens-Illinois                                           60,000(b)          1,972,200
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (3.3%)
Sotheby's                                               117,500(d)          2,641,400
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (8.0%)
Belden                                                   90,000             1,972,800
EnerSys                                                 100,000(b)          2,187,000
Thomas & Betts                                           60,000(b)          2,147,400
                                                                      ---------------
Total                                                                       6,307,200
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (4.8%)
Exterran Holdings                                        66,000(b,d)        1,415,700
TETRA Technologies                                      216,000(b,d)        2,393,280
                                                                      ---------------
Total                                                                       3,808,980
-------------------------------------------------------------------------------------

FOOD PRODUCTS (2.7%)
Smithfield Foods                                        140,000(b,d)        2,126,600
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.8%)
Analogic                                                 16,900(d)            650,819
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (4.5%)
Select Medical Holdings                                  25,212(b)            267,752
WellCare Health Plans                                    90,000(b)          3,308,400
                                                                      ---------------
Total                                                                       3,576,152
-------------------------------------------------------------------------------------

HEALTH CARE TECHNOLOGY (1.9%)
Eclipsys                                                 83,000(b)          1,537,160
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (6.4%)
Burger King Holdings                                     59,100(d)          1,112,262
Penn Natl Gaming                                         65,000(b)          1,766,700
Texas Roadhouse                                         190,000(b)          2,133,700
                                                                      ---------------
Total                                                                       5,012,662
-------------------------------------------------------------------------------------

INSURANCE (12.9%)
Aspen Insurance Holdings                                 80,000(c)          2,036,000
Endurance Specialty Holdings                             20,000(c)            744,600
Hanover Insurance Group                                  42,000(d)          1,866,060
Infinity Property & Casualty                             41,000             1,666,240
Lincoln Natl                                             90,000             2,239,200
WR Berkley                                               66,000             1,626,240
                                                                      ---------------
Total                                                                      10,178,340
-------------------------------------------------------------------------------------

IT SERVICES (2.3%)
CACI Intl Cl A                                           37,000(b,d)        1,807,450
-------------------------------------------------------------------------------------

MACHINERY (1.9%)
Mueller Inds                                             60,000             1,490,400
-------------------------------------------------------------------------------------

MULTILINE RETAIL (1.3%)
Fred's Cl A                                             100,000             1,020,000
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (3.1%)
Herbalife                                                60,000(c)          2,434,200
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (1.9%)
School Specialty                                         65,000(b,d)        1,520,350
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (10.7%)
Cypress Semiconductor                                   250,000(b,d)        2,640,000
ON Semiconductor                                        340,000(b)          2,995,400
Varian Semiconductor Equipment Associates                78,000(b,d)        2,798,640
                                                                      ---------------
Total                                                                       8,434,040
-------------------------------------------------------------------------------------

SOFTWARE (5.2%)
Lawson Software                                         270,000(b)          1,795,500
Quest Software                                          125,000(b)          2,300,000
                                                                      ---------------
Total                                                                       4,095,500
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.0%)
Aegean Marine Petroleum Network                          28,900(c)            794,172
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $50,420,236)                                                       $79,105,085
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                  91,676(e)            $91,676
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $91,676)                                                               $91,676
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (19.0%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     14,959,000           $14,959,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $14,959,000)                                                       $14,959,000
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $65,470,912)                                                       $94,155,761
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS

(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 7.62% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.



--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  255

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Seligman VP - Smaller-Cap Value Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                    FAIR VALUE AT DEC. 31, 2009
                                                  --------------------------------------------------------------
                                                       LEVEL 1          LEVEL 2
                                                    QUOTED PRICES        OTHER          LEVEL 3
                                                      IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                     MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                       IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
----------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)                                   $79,105,085          $--             $--        $79,105,085
----------------------------------------------------------------------------------------------------------------
Total Equity Securities                               79,105,085           --              --         79,105,085
----------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(b)                         91,676           --              --             91,676
  Investments of Cash Collateral Received for
    Securities on Loan                                14,959,000           --              --         14,959,000
----------------------------------------------------------------------------------------------------------------
Total Other                                           15,050,676           --              --         15,050,676
----------------------------------------------------------------------------------------------------------------
Total                                                $94,155,761          $--             $--        $94,155,761
----------------------------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



--------------------------------------------------------------------------------
256  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  257

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
Threadneedle VP - Emerging Markets Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.0%)(c)
ISSUER                                                 SHARES                VALUE(a)
BRAZIL (18.8%)
Anhanguera Educacional Participacoes Unit               791,300(b)        $11,290,666
Cia Energetica de Minas Gerais ADR                      244,542             4,416,428
Companhia Energetica de Minas Gerais                    193,500             3,508,090
Companhia Siderurgica Nacional ADR                      436,389            13,933,901
Cyrela Brazil Realty                                    809,200            11,374,297
Itau Unibanco Holding                                   604,810            13,425,185
Itau Unibanco Holding ADR                               586,965            13,406,280
Lojas Renner                                          1,106,200            24,941,859
Multiplan Empreendimentos Imobiliarios                  246,678             4,592,485
OGX Petroleo e Gas Participacoes                        540,000             5,297,762
Petroleo Brasileiro ADR                                 566,810            27,025,501
Vale ADR                                              1,306,256            37,920,612
                                                                      ---------------
Total                                                                     171,133,066
-------------------------------------------------------------------------------------

CHILE (0.7%)
Banco Santander Chile ADR                                96,591             6,257,165
-------------------------------------------------------------------------------------

CHINA (10.9%)
Bank of China Series H                               20,065,000(f)         10,782,689
China Construction Bank Series H                     17,433,000(f)         14,890,233
China Life Insurance Series H                         3,812,000(f)         18,653,042
China Natl Building Material Series H                 2,238,000(f)          4,598,135
China Petroleum & Chemical Series H                   7,098,000             6,253,606
China Shenhua Energy Series H                         1,516,500             7,361,512
Industrial & Commercial Bank of China Series
 H                                                   15,731,000(f)         12,955,395
PetroChina Series H                                   6,016,000             7,152,074
Tencent Holdings                                        281,000(f)          6,077,350
Tingyi (Cayman Islands) Holding                       1,880,000             4,652,029
ZTE Series H                                          1,025,800             6,306,779
                                                                      ---------------
Total                                                                      99,682,844
-------------------------------------------------------------------------------------

EGYPT (1.0%)
Orascom Construction Inds GDR                           207,289(d,e)        9,436,333
-------------------------------------------------------------------------------------

HONG KONG (4.6%)
China Mobile                                          1,704,500(f)         15,859,435
China Overseas Land & Investment                      3,935,920(f)          8,246,828
China Resources Land                                  1,226,000             2,759,650
CNOOC ADR                                                57,211             8,893,450
Hengan Intl Group                                       837,000             6,197,313
                                                                      ---------------
Total                                                                      41,956,676
-------------------------------------------------------------------------------------

HUNGARY (0.7%)
OTP Bank                                                227,293(b,f)        6,511,687
-------------------------------------------------------------------------------------

INDIA (6.5%)
Bharat Heavy Electricals                                182,231             9,384,307
Cairn India                                             832,927(b)          5,025,470
Housing Development Finance                             155,374             8,892,598
Infosys Technologies                                    182,390            10,154,211
Larsen & Toubro                                         115,632             4,164,574
Reliance Inds                                           546,584            12,775,514
State Bank of India                                     182,806             8,887,664
                                                                      ---------------
Total                                                                      59,284,338
-------------------------------------------------------------------------------------

INDONESIA (1.3%)
Bank Central Asia                                     8,385,000             4,296,577
PT Astra Intl                                         2,090,000             7,691,852
                                                                      ---------------
Total                                                                      11,988,429
-------------------------------------------------------------------------------------

ISRAEL (0.7%)
Israel Chemicals                                        480,703             6,321,166
-------------------------------------------------------------------------------------

LUXEMBOURG (1.1%)
Ternium ADR                                             278,001(b)          9,846,795
-------------------------------------------------------------------------------------

MALAYSIA (0.7%)
CIMB Group Holdings                                   1,717,300             6,424,427
-------------------------------------------------------------------------------------

MEXICO (6.1%)
America Movil ADR Series L                              304,200            14,291,316
Bolsa Mexicana de Valores                             2,467,300(b)          2,901,639
Fresnillo                                               580,265             7,372,705
Grupo Financiero Banorte Series O                     1,269,000             4,584,055
Grupo Modelo Series C                                 1,624,500(b)          9,029,975
Wal-Mart de Mexico Series V                           3,986,800(f)         17,796,035
                                                                      ---------------
Total                                                                      55,975,725
-------------------------------------------------------------------------------------

PANAMA (1.3%)
Copa Holdings Cl A                                      221,456            12,062,708
-------------------------------------------------------------------------------------

POLAND (0.5%)
Bank Pekao                                               78,112(b)          4,391,913
-------------------------------------------------------------------------------------

RUSSIA (9.9%)
Centerenergyholding                                      10,461(b)                 72
CTC Media                                               439,874(b)          6,554,123
Eurasia Drilling GDR                                    283,546(d,e)        4,820,282
Evraz Group GDR                                         383,655(b,d,e)     10,720,993
Gazprom ADR                                             423,662            10,612,733
Intergeneration                                          29,083(b)                104
LUKOIL ADR                                               84,561             4,791,822
Rosneft Oil GDR                                       1,993,282(d)         16,783,434
Sberbank                                              6,609,425            18,180,492
Sibenergyholding                                          7,992(b)                 26
Vimpel-Communications ADR                               605,184            11,250,371
X5 Retail Group GDR                                     207,521(b,d,e)      6,578,316
                                                                      ---------------
Total                                                                      90,292,768
-------------------------------------------------------------------------------------

SOUTH AFRICA (4.8%)
Impala Platinum Holdings                                231,414             6,316,968
MTN Group                                               469,844             7,468,081
Murray & Roberts Holdings                               498,925             3,116,196
Naspers Series N                                        175,561             7,095,369
Sasol                                                    68,945             2,759,165
Shoprite Holdings                                       511,930             4,494,815
Standard Bank Group                                     606,905             8,324,643
Truworths Intl                                          733,046             4,302,399
                                                                      ---------------
Total                                                                      43,877,636
-------------------------------------------------------------------------------------

SOUTH KOREA (11.6%)
Hyundai Development                                     102,050             3,308,611
Hyundai Engineering & Construction                       71,300             4,330,425
Hyundai Mobis                                            34,344             5,039,125
Hyundai Motor                                            92,579             9,595,157
KB Financial Group                                      175,584(b)          8,952,122
LG Display                                               80,740             2,733,314
LG Electronics                                           43,072             4,495,873
LG Household & Health Care                               42,701            10,696,511
POSCO                                                    21,901            11,564,613
Samsung Electronics                                      44,897            28,130,138
Samsung Fire & Marine Insurance                          23,227             3,980,780
Shinhan Financial Group                                 345,970(b)         12,818,540
                                                                      ---------------
Total                                                                     105,645,209
-------------------------------------------------------------------------------------

TAIWAN (12.7%)
Acer                                                  3,121,000             9,375,544
Asustek Computer                                      3,855,000             7,433,149
Cathay Financial Holding                              2,473,000(b)          4,609,182
China Steel                                           4,787,000             4,941,388
Delta Electronics                                     2,924,000             9,208,271
Far Eastern New Century                               3,793,700             4,748,767
Hon Hai Precision Industry                            3,155,145            14,771,692
MediaTek                                                911,540            15,854,957
Siliconware Precision Inds                            3,094,000             4,222,164


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
258  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
TAIWAN (CONT.)
Synnex Technology Intl                                2,388,900            $5,165,107
Taiwan Semiconductor Mfg                              5,001,838            10,092,120
Taiwan Semiconductor Mfg ADR                            392,142             4,486,104
Tripod Technology                                     3,229,161            10,907,094
U-Ming Marine Transport                               2,381,000             4,821,087
Yuanta Financial Holding                              7,035,000             5,153,142
                                                                      ---------------
Total                                                                     115,789,768
-------------------------------------------------------------------------------------

THAILAND (1.4%)
Bangkok Bank                                          2,186,132             7,587,692
Siam Commercial Bank                                  1,818,300             4,719,034
                                                                      ---------------
Total                                                                      12,306,726
-------------------------------------------------------------------------------------

TURKEY (2.9%)
Arcelik                                               1,062,409             4,218,483
BIM Birlesik Magazalar                                   97,226             4,548,222
Tofas Turk Otomobil Fabrikasi                         1,436,352             4,607,870
Turkiye Garanti Bankasi                               3,075,423            13,178,941
                                                                      ---------------
Total                                                                      26,553,516
-------------------------------------------------------------------------------------

UNITED STATES (0.8%)
Southern Copper                                         219,752             7,232,038
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $679,170,993)                                                     $902,970,933
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.5%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               4,775,439(g)         $4,775,439
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $4,775,439)                                                         $4,775,439
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (3.8%)
                                                       SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                     34,224,811           $34,224,811
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $34,224,811)                                                       $34,224,811
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $718,171,243)(h)                                                  $941,971,183
=====================================================================================




SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Dec. 31, 2009:


                                                                    PERCENTAGE OF
INDUSTRY                                                              NET ASSETS          VALUE(A)
----------------------------------------------------------------------------------------------------
Airlines                                                                  1.3%           $12,062,708
Auto Components                                                           0.6              5,039,125
Automobiles                                                               2.4             21,894,879
Beverages                                                                 1.0              9,029,975
Capital Markets                                                           0.6              5,153,142
Chemicals                                                                 0.7              6,321,166
Commercial Banks                                                         19.8            180,574,734
Communications Equipment                                                  0.7              6,306,779
Computers & Peripherals                                                   1.8             16,808,693
Construction & Engineering                                                2.7             24,356,139
Construction Materials                                                    0.5              4,598,135
Diversified Consumer Services                                             1.2             11,290,666
Diversified Financial Services                                            0.3              2,901,639
Diversified Telecommunication Services                                    1.2             11,250,371
Electric Utilities                                                        0.9              7,924,720
Electrical Equipment                                                      1.0              9,384,307
Electronic Equipment, Instruments & Components                            4.7             42,785,478
Energy Equipment & Services                                               0.5              4,820,282
Food & Staples Retailing                                                  3.7             33,417,388
Food Products                                                             0.5              4,652,029
Household Durables                                                        2.2             20,088,653
Household Products                                                        1.2             10,696,511
Industrial Conglomerates                                                  0.5              4,748,767
Insurance                                                                 3.0             27,243,004
Internet Software & Services                                              0.7              6,077,350
IT Services                                                               1.1             10,154,211
Marine                                                                    0.5              4,821,087
Media                                                                     1.5             13,649,492
Metals & Mining                                                          12.0            109,850,013
Multiline Retail                                                          2.7             24,941,859
Oil, Gas & Consumable Fuels                                              12.6            114,732,043
Personal Products                                                         0.7              6,197,313
Real Estate Management & Development                                      1.7             15,598,963
Semiconductors & Semiconductor Equipment                                  6.9             62,785,483


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  259

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Threadneedle VP - Emerging Markets Fund

                                                                    PERCENTAGE OF
INDUSTRY                                                              NET ASSETS          VALUE(A)
----------------------------------------------------------------------------------------------------
Specialty Retail                                                          0.5%            $4,302,399
Thrifts & Mortgage Finance                                                1.0              8,892,598
Wireless Telecommunication Services                                       4.1             37,618,832
Other(1)                                                                  4.3             39,000,250
----------------------------------------------------------------------------------------------------
Total                                                                                   $941,971,183
----------------------------------------------------------------------------------------------------



(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



     ADR -- American Depository Receipt
     GDR -- Global Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Trustees. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Dec. 31, 2009, the value of these securities amounted to $48,339,358 or 5.30% of net assets.

(e)  Identifies issues considered to be illiquid as to their marketability (see
     Note 2 to the financial statements). The aggregate value of such securities at Dec. 31, 2009 was $31,555,924, representing 3.46% of net assets. Information concerning such security holdings at Dec. 31, 2009 is as follows:

                                                                       ACQUISITION
     SECURITY                                                             DATES                 COST
     --------------------------------------------------------------------------------------------------
     Eurasia Drilling GDR                                        11-02-07 thru 09-22-08      $6,585,550
     Evraz Group GDR                                             05-06-09 thru 12-11-09       7,056,070
     Orascom Construction Inds GDR                               05-27-09 thru 11-25-09       8,586,426
     X5 Retail Group GDR                                         01-28-09 thru 02-24-09       1,450,239


(f) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(g) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(h) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $753,973,925 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                    $194,093,212
     Unrealized depreciation                                                      (6,095,954)
     ---------------------------------------------------------------------------------------
     Net unrealized appreciation                                                $187,997,258
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
260  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments). Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  261

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Threadneedle VP - Emerging Markets Fund

FAIR VALUE MEASUREMENTS (CONTINUED)




The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                                ----------------------------------------------------------------
                                                     LEVEL 1           LEVEL 2
                                                  QUOTED PRICES         OTHER          LEVEL 3
                                                    IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                                   MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                                     IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
----------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Auto Components                               $         --      $  5,039,125         $--        $  5,039,125
    Automobiles                                             --        21,894,879          --          21,894,879
    Beverages                                               --         9,029,975          --           9,029,975
    Capital Markets                                         --         5,153,142          --           5,153,142
    Chemicals                                               --         6,321,166          --           6,321,166
    Commercial Banks                                19,663,445       160,911,289          --         180,574,734
    Communications Equipment                                --         6,306,779          --           6,306,779
    Computers & Peripherals                                 --        16,808,693          --          16,808,693
    Construction & Engineering                              --        24,356,139          --          24,356,139
    Construction Materials                                  --         4,598,135          --           4,598,135
    Diversified Consumer Services                           --        11,290,666          --          11,290,666
    Diversified Financial Services                          --         2,901,639          --           2,901,639
    Electric Utilities                               4,416,630         3,508,090          --           7,924,720
    Electrical Equipment                                    --         9,384,307          --           9,384,307
    Electronic Equipment, Instruments &
     Components                                             --        42,785,478          --          42,785,478
    Energy Equipment & Services                             --         4,820,282          --           4,820,282
    Food & Staples Retailing                                --        33,417,388          --          33,417,388
    Food Products                                           --         4,652,029          --           4,652,029
    Household Durables                                      --        20,088,653          --          20,088,653
    Household Products                                      --        10,696,511          --          10,696,511
    Industrial Conglomerates                                --         4,748,767          --           4,748,767
    Insurance                                               --        27,243,004          --          27,243,004
    Internet Software & Services                            --         6,077,350          --           6,077,350
    IT Services                                             --        10,154,211          --          10,154,211
    Marine                                                  --         4,821,087          --           4,821,087
    Media                                            6,554,122         7,095,370          --          13,649,492
    Metals & Mining                                 68,933,347        40,916,666          --         109,850,013
    Multiline Retail                                        --        24,941,859          --          24,941,859
    Oil, Gas & Consumable Fuels                     46,531,684        68,200,359          --         114,732,043
    Personal Products                                       --         6,197,313          --           6,197,313
    Real Estate Management & Development                    --        15,598,963          --          15,598,963
    Semiconductors & Semiconductor Equipment         4,486,105        58,299,378          --          62,785,483
    Specialty Retail                                        --         4,302,399          --           4,302,399
    Thrifts & Mortgage Finance                              --         8,892,598          --           8,892,598
    Wireless Telecommunication Services             14,291,316        23,327,516          --          37,618,832
    All Other Industries(b)                         23,313,079                --          --          23,313,079
----------------------------------------------------------------------------------------------------------------
Total Equity Securities                            188,189,728       714,781,205          --         902,970,933
----------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(c)                    4,775,439                --          --           4,775,439
  Investments of Cash Collateral Received
    for Securities on Loan                          34,224,811                --          --          34,224,811
----------------------------------------------------------------------------------------------------------------
Total Other                                         39,000,250                --          --          39,000,250
----------------------------------------------------------------------------------------------------------------
Total                                             $227,189,978      $714,781,205         $--        $941,971,183
----------------------------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) All industry classifications are identified in the Portfolio of Investments.
(c) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



--------------------------------------------------------------------------------
262  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  263

PORTFOLIO OF INVESTMENTS -------------------------------------------------------
Threadneedle VP - International Opportunity Fund
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.4%)(c)
ISSUER                                                 SHARES                VALUE(a)
AUSTRALIA (4.5%)
Australia & New Zealand Banking Group                   201,231            $4,099,547
BHP Billiton                                            139,232             5,326,355
CSL                                                      95,226             2,768,292
Macquarie Group                                          74,534(d)          3,192,545
Newcrest Mining                                          99,833             3,161,237
QBE Insurance Group                                     141,998             3,239,471
Rio Tinto                                                51,968             3,468,074
                                                                      ---------------
Total                                                                      25,255,521
-------------------------------------------------------------------------------------

BELGIUM (2.5%)
Anheuser-Busch InBev                                     85,613             4,425,454
Colruyt                                                  25,194(d)          6,069,240
Fortis                                                  904,417(b)          3,342,943
                                                                      ---------------
Total                                                                      13,837,637
-------------------------------------------------------------------------------------

BRAZIL (2.4%)
Itau Unibanco Holding ADR                               179,482             4,099,369
Lojas Renner                                            121,600             2,741,755
OGX Petroleo e Gas Participacoes                        260,000             2,550,775
Vale ADR                                                157,627             3,912,302
                                                                      ---------------
Total                                                                      13,304,201
-------------------------------------------------------------------------------------

CANADA (1.5%)
Canadian Pacific Railway                                 75,000             4,055,081
Suncor Energy                                           120,000             4,251,158
                                                                      ---------------
Total                                                                       8,306,239
-------------------------------------------------------------------------------------

CHINA (2.5%)
China Life Insurance Series H                           656,000             3,209,967
China Natl Building Material Series H                 1,196,000(d)          2,457,270
China Shenhua Energy Series H                           567,000             2,752,376
Industrial & Commercial Bank of China Series
 H                                                    6,986,000             5,753,378
                                                                      ---------------
Total                                                                      14,172,991
-------------------------------------------------------------------------------------

FRANCE (8.4%)
Air Liquide                                              31,538             3,745,257
ALSTOM                                                   66,787             4,663,969
BNP Paribas                                              90,187             7,142,984
LVMH Moet Hennessy Louis Vuitton                         58,664             6,568,232
Publicis Groupe                                          88,199(d)          3,580,934
Sanofi-Aventis                                          139,413(d)         10,947,784
Schneider Electric                                       41,290             4,793,870
Societe Generale                                         84,179             5,840,193
                                                                      ---------------
Total                                                                      47,283,223
-------------------------------------------------------------------------------------

GERMANY (6.7%)
Daimler                                                 157,917             8,385,387
Fresenius Medical Care & Co                             180,390(d)          9,575,829
Linde                                                    50,490             6,051,870
SAP                                                     102,652             4,898,425
Siemens                                                  56,562(d)          5,196,062
ThyssenKrupp                                            100,489(d)          3,797,798
                                                                      ---------------
Total                                                                      37,905,371
-------------------------------------------------------------------------------------

HONG KONG (3.5%)
China Overseas Land & Investment                      2,030,740(d)          4,254,955
Hong Kong Exchanges and Clearing                        279,800             4,978,281
Li & Fung                                             1,728,000             7,144,262
Sun Hung Kai Properties                                 202,000             3,003,543
                                                                      ---------------
Total                                                                      19,381,041
-------------------------------------------------------------------------------------

INDONESIA (0.5%)
Bank Mandiri                                          6,141,000             3,029,999
-------------------------------------------------------------------------------------

IRELAND (0.6%)
C&C Group                                               818,474             3,522,328
-------------------------------------------------------------------------------------

ISRAEL (0.8%)
Teva Pharmaceutical Inds ADR                             77,641             4,361,871
-------------------------------------------------------------------------------------

JAPAN (15.4%)
Asahi Breweries                                          82,300             1,516,968
Bank of Kyoto                                            98,000(d)            792,738
Bridgestone                                              50,500               891,528
Canon                                                    68,450             2,914,105
Central Japan Railway                                        98               656,471
Chubu Electric Power                                     19,100               456,009
Daiichi Sankyo                                           54,400             1,141,769
Dainippon Screen Mfg                                     94,000(b,d)          414,980
DENSO                                                    30,200               913,291
East Japan Railway                                       25,000             1,583,293
Fast Retailing                                            4,500               846,409
Fujitsu                                                 168,000(d)          1,090,932
GOLDCREST                                                30,710(d)            860,641
Gunma Bank                                              150,000               767,779
Hitachi Construction Machinery                           15,000(d)            393,510
Honda Motor                                              72,900             2,475,396
Hoya                                                     62,800             1,677,013
INPEX                                                        36               272,419
Jafco                                                    14,200               343,939
JFE Holdings                                             32,100             1,269,898
JSR                                                      45,000(d)            916,570
JTEKT                                                    55,500               714,401
KDDI                                                        163               864,060
Kirin Holdings                                           35,000               561,747
Komatsu                                                  79,100(d)          1,657,228
Kubota                                                   32,000(d)            293,864
Kurita Water Inds                                        28,200               886,689
Kyocera                                                   6,600               581,733
Lawson                                                   27,000             1,193,422
Makita                                                   39,800             1,368,156
Mazda Motor                                             113,000(b)            260,045
Mitsubishi                                               76,200             1,899,565
Mitsubishi Electric                                     155,000(b)          1,152,370
Mitsubishi Estate                                        96,000             1,533,958
Mitsubishi UFJ Financial Group                          522,100             2,573,826
Mitsui & Co                                              62,600               888,766
Mitsui Fudosan                                           36,000               609,187
Mizuho Financial Group                                  505,100               909,055
Mizuno                                                   48,000(d)            235,975
Murata Mfg                                               11,900               594,374
NHK Spring                                               62,000(d)            577,736
Nidec                                                    19,100             1,766,701
Nidec Sankyo                                             65,000(d)            549,536
Nikon                                                    41,100               812,234
Nintendo                                                  5,900             1,410,274
Nippon Mining Holdings                                   76,500               328,588
Nippon Sheet Glass                                      333,000               955,078
Nippon Steel                                            217,000               879,991
Nippon Telegraph & Telephone                             34,400             1,360,001
Nippon Yusen Kabushiki Kaisha                           165,000               508,583
Nissan Motor                                            176,100(b)          1,548,800
Nissha Printing                                           9,700(d)            478,241
Nomura Holdings                                         274,200             2,040,780
NTT DoCoMo                                                  649               906,402
ORIX                                                      9,780               666,401
Osaka Gas                                               373,000             1,258,131
Pacific Golf Group Intl Holdings                          1,182               807,583
Panasonic                                                91,700             1,321,214
Rohm                                                      8,600               561,713
Seven & I Holdings                                       10,300               210,480
Sharp                                                    43,000               543,454
Shin-Etsu Chemical                                       32,100             1,813,773
Shinko Plantech                                          41,800               424,198
Shionogi & Co                                            40,300(d)            874,462
Shiseido                                                 64,500             1,240,625
Shizuoka Bank                                            53,000               461,716
Showa Denko                                             229,000               456,428
SMC                                                       6,000(d)            685,644
SoftBank                                                 32,000               750,772
Sony                                                     49,400             1,437,304
Stanley Electric                                         54,200             1,100,244
Sumitomo                                                 87,200               888,651
Sumitomo Heavy Inds                                      88,000(b)            445,872
Sumitomo Metal Inds                                     268,000               720,976


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
264  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
JAPAN (CONT.)
Sumitomo Mitsui Financial Group                          27,900(d)           $801,246
T&D Holdings                                             18,700               384,882
Taisho Pharmaceutical                                    61,000             1,050,382
Tokio Marine Holdings                                    45,800             1,250,853
Tokyo Electric Power                                     58,000             1,456,882
Tokyo Electron                                           12,900               828,694
Tokyo Gas                                               251,000             1,002,707
Tokyo Tatemono                                           99,000               381,133
Toshiba                                                 149,000(b)            827,452
Toyoda Gosei                                             17,300               524,510
Toyota Motor                                            127,100             5,362,976
Trend Micro                                               7,800               296,516
Yamada Denki                                             10,570               713,644
                                                                      ---------------
Total                                                                      86,648,542
-------------------------------------------------------------------------------------

LUXEMBOURG (0.8%)
ArcelorMittal                                            94,863             4,329,487
-------------------------------------------------------------------------------------

MEXICO (0.6%)
Grupo Modelo Series C                                   221,400(b)          1,230,678
Wal-Mart de Mexico Series V                             415,800             1,856,023
                                                                      ---------------
Total                                                                       3,086,701
-------------------------------------------------------------------------------------

NETHERLANDS (4.3%)
Akzo Nobel                                               60,391             3,998,960
ASML Holding                                            101,607             3,463,969
ING Groep                                               681,694(b)          6,555,367
Koninklijke (Royal) KPN                                 592,261            10,052,206
                                                                      ---------------
Total                                                                      24,070,502
-------------------------------------------------------------------------------------

NORWAY (0.7%)
DNB NOR                                                 351,911(b)          3,797,661
-------------------------------------------------------------------------------------

PORTUGAL (0.5%)
Jeronimo Martins                                        291,789             2,913,885
-------------------------------------------------------------------------------------

SINGAPORE (0.8%)
DBS Group Holdings                                      423,000             4,598,919
-------------------------------------------------------------------------------------

SOUTH KOREA (1.3%)
Samsung Electronics                                       6,429             4,414,149
Shinhan Financial Group                                  75,890(b)          2,811,802
                                                                      ---------------
Total                                                                       7,225,951
-------------------------------------------------------------------------------------

SPAIN (3.5%)
Banco Santander                                         626,957            10,345,089
Telefonica                                              331,918             9,276,468
                                                                      ---------------
Total                                                                      19,621,557
-------------------------------------------------------------------------------------

SWEDEN (0.8%)
Atlas Copco Series A                                    292,530(d)          4,303,524
-------------------------------------------------------------------------------------

SWITZERLAND (8.6%)
Credit Suisse Group                                     175,592             8,693,605
Nestle                                                  280,641            13,611,974
Roche Holding                                            71,873            12,283,491
Swatch Group                                             71,156             3,384,882
Syngenta                                                 20,433             5,766,818
Xstrata                                                 267,144(b)          4,766,224
                                                                      ---------------
Total                                                                      48,506,994
-------------------------------------------------------------------------------------

TAIWAN (2.2%)
Hon Hai Precision Industry                            1,453,370             6,804,358
MediaTek                                                167,000             2,904,730
Taiwan Semiconductor Mfg                              1,437,149             2,899,710
                                                                      ---------------
Total                                                                      12,608,798
-------------------------------------------------------------------------------------

UNITED KINGDOM (25.0%)
Admiral Group                                           360,722             6,899,332
Aggreko                                                 373,729             5,580,925
AstraZeneca                                             147,391             6,929,038
Barclays                                                592,382             2,611,087
BG Group                                                836,174            15,102,702
BP                                                    1,212,526            11,711,862
British American Tobacco                                297,172             9,650,075
Burberry Group                                          543,113             5,217,952
Hammerson                                               603,972             4,112,124
Invensys                                                775,516             3,731,980
Kingfisher                                              732,597             2,697,648
Legal & General Group                                 3,365,515             4,330,939
Lonmin                                                  121,237(b)          3,811,314
Next                                                     77,098             2,578,624
Reckitt Benckiser Group                                 194,372            10,524,518
Rio Tinto                                               206,677            11,163,226
Standard Chartered                                      424,824            10,728,266
Tesco                                                 1,013,503             6,994,027
Tullow Oil                                              436,007             9,150,346
Whitbread                                               176,881             4,014,919
Wm Morrison Supermarkets                                640,890             2,860,271
                                                                      ---------------
Total                                                                     140,401,175
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $473,269,485)                                                     $552,474,118
-------------------------------------------------------------------------------------



MONEY MARKET FUND (1.7%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%               9,388,358(e)         $9,388,358
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $9,388,358)                                                         $9,388,358
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (6.5%)
                                                       SHARES                VALUE(a)
JPMorgan Prime Money Market Fund                     36,656,522           $36,656,522
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $36,656,522)                                                       $36,656,522
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $519,314,365)(f)                                                  $598,518,998
=====================================================================================





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  265

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Threadneedle VP - International Opportunity Fund


SUMMARY OF INVESTMENTS IN SECURITIES BY INDUSTRY


The following table represents the portfolio investments of the Fund by industry classifications as a percentage of net assets at Dec. 31, 2009:


                                                                    PERCENTAGE OF
INDUSTRY                                                              NET ASSETS          VALUE(A)
----------------------------------------------------------------------------------------------------
Auto Components                                                           0.7%            $4,007,309
Automobiles                                                               3.2             18,032,604
Beverages                                                                 2.0             11,257,175
Biotechnology                                                             0.5              2,768,292
Building Products                                                         0.2                955,078
Capital Markets                                                           2.5             14,270,869
Chemicals                                                                 4.1             22,749,676
Commercial Banks                                                         12.8             71,164,654
Commercial Services & Supplies                                            1.1              6,059,166
Computers & Peripherals                                                   0.3              1,918,384
Construction Materials                                                    0.4              2,457,270
Consumer Finance                                                          0.1                666,401
Distributors                                                              1.3              7,144,262
Diversified Financial Services                                            2.1             11,533,649
Diversified Telecommunication Services                                    3.7             20,688,675
Electric Utilities                                                        0.3              1,912,891
Electrical Equipment                                                      1.9             10,610,209
Electronic Equipment, Instruments & Components                            2.1             11,973,715
Energy Equipment & Services                                               0.1                424,198
Food & Staples Retailing                                                  3.9             22,097,348
Food Products                                                             2.4             13,611,974
Gas Utilities                                                             0.4              2,260,838
Health Care Providers & Services                                          1.7              9,575,829
Hotels, Restaurants & Leisure                                             0.9              4,822,502
Household Durables                                                        1.0              5,530,769
Household Products                                                        1.9             10,524,518
Industrial Conglomerates                                                  0.9              5,196,062
Insurance                                                                 4.0             22,658,387
Leisure Equipment & Products                                              0.2              1,048,209
Machinery                                                                 2.3             13,112,712
Marine                                                                    0.1                508,583
Media                                                                     0.6              3,580,934
Metals & Mining                                                           8.4             46,606,881
Multiline Retail                                                          0.9              5,320,379
Office Electronics                                                        0.5              2,914,105
Oil, Gas & Consumable Fuels                                               8.2             46,120,226
Personal Products                                                         0.2              1,240,625
Pharmaceuticals                                                           6.7             37,588,797
Real Estate Investment Trusts (REITs)                                     0.7              4,112,124
Real Estate Management & Development                                      1.7              9,782,776
Road & Rail                                                               1.1              6,294,845
Semiconductors & Semiconductor Equipment                                  2.8             15,487,945
Software                                                                  1.2              6,605,215
Specialty Retail                                                          0.8              4,257,701
Textiles, Apparel & Luxury Goods                                          2.7             15,171,066
Tobacco                                                                   1.7              9,650,075
Trading Companies & Distributors                                          0.7              3,676,982
Wireless Telecommunication Services                                       0.4              2,521,234
Other(1)                                                                  8.2             46,044,880
----------------------------------------------------------------------------------------------------
Total                                                                                   $598,518,998
----------------------------------------------------------------------------------------------------



(1) Cash & Cash Equivalents.

The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
266  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS



     ADR  -- American Depository Receipt



(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c)  Foreign security values are stated in U.S. dollars.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 9 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.

(f) At Dec. 31, 2009, the cost of securities for federal income tax purposes was $532,620,185 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                                     $82,036,880
     Unrealized depreciation                                                     (16,138,067)
     ---------------------------------------------------------------------------------------
     Net unrealized appreciation                                                 $65,898,813
     ---------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  267

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Threadneedle VP - International Opportunity Fund

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.


--------------------------------------------------------------------------------
268  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                                ----------------------------------------------------------------
                                                     LEVEL 1           LEVEL 2
                                                  QUOTED PRICES         OTHER          LEVEL 3
                                                    IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                                   MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                                     IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
----------------------------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)
    Auto Components                                $        --      $  4,007,309         $--        $  4,007,309
    Automobiles                                             --        18,032,604          --          18,032,604
    Beverages                                               --        11,257,175          --          11,257,175
    Biotechnology                                           --         2,768,292          --           2,768,292
    Building Products                                       --           955,078          --             955,078
    Capital Markets                                         --        14,270,869          --          14,270,869
    Chemicals                                               --        22,749,676          --          22,749,676
    Commercial Banks                                 4,099,369        67,065,285          --          71,164,654
    Commercial Services & Supplies                          --         6,059,166          --           6,059,166
    Computers & Peripherals                                 --         1,918,384          --           1,918,384
    Construction Materials                                  --         2,457,270          --           2,457,270
    Consumer Finance                                        --           666,401          --             666,401
    Distributors                                            --         7,144,262          --           7,144,262
    Diversified Financial Services                          --        11,533,649          --          11,533,649
    Diversified Telecommunication Services                  --        20,688,675          --          20,688,675
    Electric Utilities                                      --         1,912,891          --           1,912,891
    Electrical Equipment                                    --        10,610,209          --          10,610,209
    Electronic Equipment, Instruments &
     Components                                             --        11,973,715          --          11,973,715
    Energy Equipment & Services                             --           424,198          --             424,198
    Food & Staples Retailing                                --        22,097,348          --          22,097,348
    Food Products                                           --        13,611,974          --          13,611,974
    Gas Utilities                                           --         2,260,838          --           2,260,838
    Health Care Providers & Services                        --         9,575,829          --           9,575,829
    Hotels, Restaurants & Leisure                           --         4,822,502          --           4,822,502
    Household Durables                                      --         5,530,769          --           5,530,769
    Household Products                                      --        10,524,518          --          10,524,518
    Industrial Conglomerates                                --         5,196,062          --           5,196,062
    Insurance                                               --        22,658,387          --          22,658,387
    Leisure Equipment & Products                            --         1,048,209          --           1,048,209
    Machinery                                               --        13,112,712          --          13,112,712
    Marine                                                  --           508,583          --             508,583
    Media                                                   --         3,580,934          --           3,580,934
    Metals & Mining                                  3,912,302        42,694,579          --          46,606,881
    Multiline Retail                                        --         5,320,379          --           5,320,379
    Office Electronics                                      --         2,914,105          --           2,914,105
    Oil, Gas & Consumable Fuels                      4,251,158        41,869,068          --          46,120,226
    Personal Products                                       --         1,240,625          --           1,240,625
    Pharmaceuticals                                  4,361,872        33,226,925          --          37,588,797
    Real Estate Investment Trusts (REITs)                   --         4,112,124          --           4,112,124
    Real Estate Management & Development                    --         9,782,776          --           9,782,776
    Road & Rail                                      4,055,081         2,239,764          --           6,294,845
    Semiconductors & Semiconductor Equipment                --        15,487,945          --          15,487,945
    Software                                                --         6,605,215          --           6,605,215
    Specialty Retail                                        --         4,257,701          --           4,257,701
    Textiles, Apparel & Luxury Goods                        --        15,171,066          --          15,171,066
    Tobacco                                                 --         9,650,075          --           9,650,075
    Trading Companies & Distributors                        --         3,676,982          --           3,676,982
    Wireless Telecommunication Services                     --         2,521,234          --           2,521,234

----------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  269

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------
Threadneedle VP - International Opportunity Fund

FAIR VALUE MEASUREMENTS (CONTINUED)



                                                                   FAIR VALUE AT DEC. 31, 2009
                                                ----------------------------------------------------------------
                                                     LEVEL 1           LEVEL 2
                                                  QUOTED PRICES         OTHER          LEVEL 3
                                                    IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                                   MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION                                     IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
----------------------------------------------------------------------------------------------------------------
Total Equity Securities                            $20,679,782      $531,794,336         $--        $552,474,118
----------------------------------------------------------------------------------------------------------------
Other
  Affiliated Money Market Fund(b)                    9,388,358                --          --           9,388,358
  Investments of Cash Collateral Received
    for Securities on Loan                          36,656,522                --          --          36,656,522
----------------------------------------------------------------------------------------------------------------
Total Other                                         46,044,880                --          --          46,044,880
----------------------------------------------------------------------------------------------------------------
Total                                              $66,724,662      $531,794,336         $--        $598,518,998
----------------------------------------------------------------------------------------------------------------


(a) Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading. Therefore, these investment securities were classified as Level 2 instead of Level 1.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
270  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES -------------------------------------------

                                                        RIVERSOURCE         RIVERSOURCE         RIVERSOURCE
                                                      PARTNERS VP --      PARTNERS VP --      PARTNERS VP --
                                                        FUNDAMENTAL           SELECT             SMALL CAP
DEC. 31, 2009                                           VALUE FUND          VALUE FUND          VALUE FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers*
  (identified cost $1,669,159,167, $11,655,809 and
    $1,057,544,818)                                   $1,927,386,283        $13,568,363       $1,197,795,954
  Affiliated money market fund
  (identified cost $97,009,241, $326,461 and
    $134,740,175)                                         97,009,241            326,461          134,740,175
  Investments of cash collateral received for
  securities on loan
  (identified cost $382,736,913, $-- and
    $366,791,040)                                        382,736,913                 --          366,791,040
------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $2,148,905,321, $11,982,270 and
    $1,559,076,033)                                    2,407,132,437         13,894,824        1,699,327,169
Cash                                                          26,298                 --                    5
Capital shares receivable                                    917,092             17,665              357,742
Dividends and accrued interest receivable                  1,762,329             16,815            1,281,378
Receivable for investment securities sold                  1,139,036             98,340            1,993,539
Receivable from Investment Manager                                --              4,228                4,333
Reclaims receivable                                           89,246                517                5,130
------------------------------------------------------------------------------------------------------------
Total assets                                           2,411,066,438         14,032,389        1,702,969,296
------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                   --              1,515                   --
Capital shares payable                                     1,744,409             12,320            1,129,862
Payable for investment securities purchased                2,165,442             38,091           11,808,471
Payable upon return of securities loaned                 382,736,913                 --          366,791,040
Accrued investment management services fees                1,176,427              9,157            1,008,056
Accrued distribution fees                                    210,437              1,468              137,211
Accrued transfer agency fees                                 101,006                704               65,859
Accrued administrative services fees                          90,544                704               83,207
Other accrued expenses                                       145,754             30,574              119,983
------------------------------------------------------------------------------------------------------------
Total liabilities                                        388,370,932             94,533          381,143,689
------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares           $2,022,695,506        $13,937,856       $1,321,825,607
------------------------------------------------------------------------------------------------------------

REPRESENTED BY
Partners' capital                                     $2,022,695,506        $13,937,856       $1,321,825,607
------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                  $2,022,695,506        $13,937,856       $1,321,825,607
------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest                225,805,975          1,519,248          107,785,798
------------------------------------------------------------------------------------------------------------
Net asset value per share                             $         8.96        $      9.17       $        12.26
------------------------------------------------------------------------------------------------------------
*Value of securities on loan                          $  370,366,808        $        --       $  353,206,695
------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  271

STATEMENTS OF ASSETS AND LIABILITIES (continued)  ------------------------------




                                                                           RIVERSOURCE VP --      RIVERSOURCE VP --
                                                    RIVERSOURCE VP --             CASH               DIVERSIFIED
                                                         BALANCED              MANAGEMENT                BOND
DEC. 31, 2009                                              FUND                   FUND                   FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers*
  (identified cost $910,550,371, $961,209,575 and
    $6,197,781,784)                                   $1,048,343,636          $961,209,575          $6,276,541,947
  Affiliated money market fund
  (identified cost $58,752,180, $-- and
    $426,526,732)                                         58,752,180                    --             426,526,732
  Investments of cash collateral received for
  securities on loan
  (identified cost $164,318,063, $-- and
    $920,216,096)                                        164,318,063                    --             920,216,096
-------------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $1,133,620,614, $961,209,575
    and $7,544,524,612)                                1,271,413,879           961,209,575           7,623,284,775
Cash                                                         118,490               114,935               2,166,586
Capital shares receivable                                     40,814               579,605               2,044,679
Foreign currency holdings
  (identified cost $112,946, $--  and $1,703,605)            111,355                    --               1,679,611
Dividends and accrued interest receivable                  3,746,841                77,727              48,254,442
Receivable for investment securities sold                 17,737,767                    --             280,486,048
Receivable from Investment Manager                                --               352,621                      --
Reclaims receivable                                            5,906                    --                  28,275
Unrealized appreciation on forward foreign
  currency contracts                                              --                    --               1,561,803
-------------------------------------------------------------------------------------------------------------------
Total assets                                           1,293,175,052           962,334,463           7,959,506,219
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                 --                   260                      --
Options contracts written, at value (premium
  received $-- , $-- and $15,756,000)                             --                    --              15,710,634
Capital shares payable                                     1,455,087             2,703,581               5,702,943
Payable for investment securities purchased               24,593,788                    --             276,025,806
Payable for securities purchased on a forward-
  commitment basis                                        85,548,412                    --           1,160,010,755
Payable upon return of securities loaned                 164,318,063                    --             920,216,096
Variation margin payable on futures contracts                 65,249                    --                 375,198
Unrealized depreciation on forward foreign
  currency contracts                                              --                    --                 577,105
Accrued investment management services fees                  459,696               274,992               2,048,351
Accrued distribution fees                                    108,532               104,165                 592,894
Accrued transfer agency fees                                  52,094                49,998                 284,579
Accrued administrative services fees                          49,781                47,954                 269,004
Other accrued expenses                                       130,736               131,272                 482,478
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                        276,781,438             3,312,222           2,382,295,843
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares           $1,016,393,614          $959,022,241          $5,577,210,376
-------------------------------------------------------------------------------------------------------------------

REPRESENTED BY
Shares of beneficial interest -- $.01 par value       $           --          $  9,612,426          $    5,182,731
Additional paid-in capital                                        --           952,031,054           5,480,635,959
Undistributed (excess of distributions over) net
  investment income                                               --               (15,486)            205,910,084
Accumulated net realized gain (loss)                              --            (2,605,753)           (192,570,980)
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in
  foreign currencies                                              --                    --              78,052,582
Partners' capital                                      1,016,393,614                    --                      --
-------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                  $1,016,393,614          $959,022,241          $5,577,210,376
-------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest                 82,704,084           961,242,646             518,273,146
-------------------------------------------------------------------------------------------------------------------
Net asset value per share                             $        12.29          $       1.00          $        10.76
-------------------------------------------------------------------------------------------------------------------
*Value of securities on loan                          $  159,079,502          $         --          $1,130,723,650
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
272  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------





                                                    RIVERSOURCE VP --      RIVERSOURCE VP --      RIVERSOURCE VP --
                                                       DIVERSIFIED              DYNAMIC                 GLOBAL
                                                      EQUITY INCOME              EQUITY                  BOND
DEC. 31, 2009                                              FUND                   FUND                   FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers*
  (identified cost $3,333,403,112, $1,258,987,452
    and $1,528,209,123)                               $3,800,094,805         $1,384,545,836         $1,613,656,194
  Affiliated money market fund
  (identified cost $122,127,629, $3,010,945 and
    $49,811,871)                                         122,127,629              3,010,945             49,811,871
  Investments of cash collateral received for
  securities on loan
  (identified cost $940,567,761, $329,299,847 and
    $66,561,988)                                         940,567,761            329,299,847             66,561,988
-------------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $4,396,098,502, $1,591,298,244
    and $1,644,582,982)                                4,862,790,195          1,716,856,628          1,730,030,053
Cash                                                         219,635                     --                 51,228
Capital shares receivable                                    916,002                 74,778                873,267
Foreign currency holdings
  (identified cost $-- , $1,716 and $8,202,434)                   --                  1,708              8,150,471
Dividends and accrued interest receivable                  5,864,667              1,467,884             22,025,399
Receivable for investment securities sold                         --             66,385,276              1,337,711
Unrealized appreciation on forward foreign
  currency contracts                                              --                     --                  1,181
Receivable from Investment Manager                                --                     --                 16,044
Reclaims receivable                                           91,097                 50,288                392,137
-------------------------------------------------------------------------------------------------------------------
Total assets                                           4,869,881,596          1,784,836,562          1,762,877,491
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                   --                  1,058                     --
Capital shares payable                                     3,839,875              2,117,567              1,325,699
Payable for investment securities purchased               65,284,422             59,000,731             13,184,393
Payable upon return of securities loaned                 940,567,761            329,299,847             66,561,988
Variation margin payable on futures contracts                     --                 78,743                 91,014
Unrealized depreciation on forward foreign
  currency contracts                                              --                     --              4,098,063
Accrued investment management services fees                1,834,401                702,036                942,811
Accrued distribution fees                                    406,434                148,002                179,383
Accrued transfer agency fees                                 195,082                 71,039                 86,101
Accrued administrative services fees                         161,908                 65,569                106,823
Other accrued expenses                                       275,194                138,490                204,497
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                      1,012,565,077            391,623,082             86,780,772
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares           $3,857,316,519         $1,393,213,480         $1,676,096,719
-------------------------------------------------------------------------------------------------------------------

REPRESENTED BY
Shares of beneficial interest -- $.01 par value       $           --         $           --         $    1,457,791
Additional paid-in capital                                        --                     --          1,604,380,709
Undistributed net investment income                               --                     --              2,192,963
Accumulated net realized gain (loss)                              --                     --            (12,571,555)
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in
  foreign currencies                                              --                     --             80,636,811
Partners' capital                                      3,857,316,519          1,393,213,480                     --
-------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                  $3,857,316,519         $1,393,213,480         $1,676,096,719
-------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest                342,197,091             84,616,864            145,779,078
-------------------------------------------------------------------------------------------------------------------
Net asset value per share                             $        11.27         $        16.46         $        11.50
-------------------------------------------------------------------------------------------------------------------
*Value of securities on loan                          $  910,996,534         $  318,490,875         $  102,498,855
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  273

STATEMENTS OF ASSETS AND LIABILITIES (continued)  ------------------------------




                                                    RIVERSOURCE VP --      RIVERSOURCE VP --      RIVERSOURCE VP --
                                                     GLOBAL INFLATION          HIGH YIELD               INCOME
                                                        PROTECTED                 BOND              OPPORTUNITIES
DEC. 31, 2009                                        SECURITIES FUND              FUND                   FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers*
  (identified cost $2,161,843,644, $655,184,673
    and $1,805,460,021)                               $2,206,655,729         $ 694,737,383          $1,937,485,949
  Affiliated money market fund
  (identified cost $93,826,563, $28,776,383 and
    $27,347,990)                                          93,826,563            28,776,383              27,347,990
  Investments of cash collateral received for
  securities on loan
  (identified cost $490,694,773, $56,148,502 and
    $279,487,381)                                        490,694,773            56,148,502             279,487,381
-------------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $2,746,364,980, $740,109,558
    and $2,112,295,392)                                2,791,177,065           779,662,268           2,244,321,320
Capital shares receivable                                  1,097,099               251,896                 813,745
Foreign currency holdings
  (identified cost $3,688,341, $-- and $--)                3,612,689                    --                      --
Dividends and accrued interest receivable                 16,370,687            12,509,864              36,128,730
Receivable for investment securities sold                         --             2,400,013              20,369,309
Unrealized appreciation on forward foreign
  currency contracts                                      29,503,604                    --                      --
Margin deposits on futures contracts                       1,472,920                    --                      --
-------------------------------------------------------------------------------------------------------------------
Total assets                                           2,843,234,064           794,824,041           2,301,633,104
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Disbursements in excess of cash                                   --                34,521                   1,779
Capital shares payable                                     2,036,524             1,318,225               2,110,670
Payable for investment securities purchased                       --             4,123,280               7,246,829
Payable for securities purchased on a forward-
  commitment basis                                                --             5,540,058               7,320,350
Payable upon return of securities loaned                 490,694,773            56,148,502             279,487,381
Variation margin payable on futures contracts                311,431                    --                      --
Unrealized depreciation on forward foreign
  currency contracts                                         555,553                    --                      --
Accrued investment management services fees                  840,130               364,382               1,001,666
Accrued distribution fees                                    248,859                77,200                 209,498
Accrued transfer agency fees                                 119,448                37,055                 100,556
Accrued administrative services fees                         125,819                42,267                 106,926
Other accrued expenses                                       181,214                93,819                 138,214
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                        495,113,751            67,779,309             297,723,869
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares           $2,348,120,313         $ 727,044,732          $2,003,909,235
-------------------------------------------------------------------------------------------------------------------

REPRESENTED BY
Shares of beneficial interest -- $.01 par value       $    2,497,159         $   1,084,143          $    1,870,597
Additional paid-in capital                             2,382,496,047           873,658,083           1,833,010,434
Undistributed (excess of distributions over) net
  investment income                                     (112,841,078)           63,675,404             115,395,221
Accumulated net realized gain (loss)                       4,812,752          (250,925,608)            (78,392,945)
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in
  foreign currencies                                      71,155,433            39,552,710             132,025,928
-------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                  $2,348,120,313         $ 727,044,732          $2,003,909,235
-------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest                249,715,850           108,414,334             187,059,667
-------------------------------------------------------------------------------------------------------------------
Net asset value per share                             $         9.40         $        6.71          $        10.71
-------------------------------------------------------------------------------------------------------------------
*Value of securities on loan                          $  615,869,602         $  55,060,441          $  274,204,467
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
274  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------





                                                    RIVERSOURCE VP --      RIVERSOURCE VP --      RIVERSOURCE VP --
                                                         MID CAP                MID CAP                S&P 500
                                                          GROWTH                 VALUE                  INDEX
DEC. 31, 2009                                              FUND                   FUND                   FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers*
  (identified cost $348,199,783, $207,830,644 and
    $205,619,113)                                      $371,358,335           $238,686,922           $218,136,993
  Affiliated money market fund
  (identified cost $7,092,412, $9,669,557 and
    $1,958,970)                                           7,092,412              9,669,557              1,958,970
  Investments of cash collateral received for
  securities on loan
  (identified cost $105,925,216, $29,772,481 and
    $10,311,501)                                        105,925,216             29,772,481             10,311,501
-------------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $461,217,411, $247,272,682 and
    $217,889,584)                                       484,375,963            278,128,960            230,407,464
Cash                                                             --                  9,918                    293
Capital shares receivable                                    27,656                 28,363                286,068
Dividends and accrued interest receivable                   278,227                319,433                298,518
Receivable for investment securities sold                 2,093,313                321,315                     --
Reclaims receivable                                              99                     63                     --
-------------------------------------------------------------------------------------------------------------------
Total assets                                            486,775,258            278,808,052            230,992,343
-------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payables                                     406,531                228,401                251,122
Payable for investment securities purchased                      --              6,175,587                     --
Payable upon return of securities loaned                105,925,216             29,772,481             10,311,501
Variation margin payable on futures contracts                    --                     --                 19,950
Accrued investment management services fees                 222,783                141,925                 41,091
Accrued distribution fees                                    39,783                 25,344                 23,347
Accrued administrative services fees                         19,095                 12,165                 11,206
Accrued transfer agency fees                                 19,095                 12,165                 11,206
Other accrued expenses                                       64,759                 50,072                 65,941
-------------------------------------------------------------------------------------------------------------------
Total liabilities                                       106,697,262             36,418,140             10,735,364
-------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares            $380,077,996           $242,389,912           $220,256,979
-------------------------------------------------------------------------------------------------------------------

REPRESENTED BY
Partners' capital                                      $380,077,996           $242,389,912           $220,256,979
-------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                   $380,077,996           $242,389,912           $220,256,979
-------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest                33,032,900             27,121,003             29,342,785
-------------------------------------------------------------------------------------------------------------------
Net asset value per share                              $      11.51           $       8.94           $       7.51
-------------------------------------------------------------------------------------------------------------------
*Value of securities on loan                           $102,193,346           $ 28,872,922           $  9,946,250
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  275

STATEMENTS OF ASSETS AND LIABILITIES (continued)  ------------------------------




                                                      RIVERSOURCE VP --                          SELIGMAN VP --
                                                        SHORT DURATION       SELIGMAN VP --        LARGER-CAP
                                                       U.S. GOVERNMENT           GROWTH               VALUE
DEC. 31, 2009                                                FUND                 FUND                FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers*
  (identified cost $537,688,124, $195,583,273 and
    $12,174,653)                                         $540,589,824         $239,681,183         $14,828,812
  Affiliated money market fund
  (identified cost $26,455,523, $1,179,701 and
    $36,726)                                               26,455,523            1,179,701              36,726
  Investments of cash collateral received for
  securities on loan
  (identified cost $24,617,844, $16,515,142 and
    $562,991)                                              24,617,844           16,515,142             562,991
---------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $588,761,491, $213,278,116 and
    $12,774,370)                                          591,663,191          257,376,026          15,428,529
Capital shares receivable                                     221,027               16,393               3,178
Cash                                                           74,504                   --                  --
Dividends and accrued interest receivable                   1,944,114              166,319              22,911
Receivable for investment securities sold                  32,414,116            1,238,156                  --
Receivable from Investment Manager                                 --                   --               2,159
Reclaims receivable                                                --               32,309                 176
---------------------------------------------------------------------------------------------------------------
Total assets                                              626,316,952          258,829,203          15,456,953
---------------------------------------------------------------------------------------------------------------
LIABILITIES
Forward sale commitments at value (proceeds
  receivable $24,407,715, $-- and $--)                     24,260,066                   --                  --
Capital shares payable                                        495,437              335,899              13,613
Payable for investment securities purchased                        --            1,353,259                  --
Payable for securities purchased on a forward-
  commitment basis                                         57,225,085                   --                  --
Variation margin payable on futures contracts                 106,479                   --                  --
Payable upon return of securities loaned                   24,617,844           16,515,142             562,991
Accrued investment management services fees                   212,559              121,233               7,643
Accrued distribution fees                                      55,354               25,257               1,592
Accrued transfer agency fees                                   26,569               12,123                 764
Accrued administrative services fees                           30,907               12,123                 764
Other accrued expenses                                         78,706               50,539              28,555
---------------------------------------------------------------------------------------------------------------
Total liabilities                                         107,109,006           18,425,575             615,922
---------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares              $519,207,946         $240,403,628         $14,841,031
---------------------------------------------------------------------------------------------------------------

REPRESENTED BY
Shares of beneficial interest -- $.01 par value          $    510,575         $         --         $        --
Additional paid-in capital                                530,861,942                   --                  --
Undistributed net investment income                        10,656,988                   --                  --
Accumulated net realized gain (loss)                      (24,977,088)                  --                  --
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in
  foreign currencies                                        2,155,529                   --                  --
Partners' capital                                                  --         $240,403,628         $14,841,031
---------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                     $519,207,946         $240,403,628         $14,841,031
---------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest                  51,057,516           41,299,711           1,785,086
---------------------------------------------------------------------------------------------------------------
Net asset value per share                                $      10.17         $       5.82         $      8.31
---------------------------------------------------------------------------------------------------------------
*Value of securities on loan                             $ 40,678,450         $ 16,010,971         $   547,009
---------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
276  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------





                                                    SELIGMAN VP --      THREADNEEDLE VP --      THREADNEEDLE VP --
                                                      SMALLER-CAP            EMERGING              INTERNATIONAL
                                                         VALUE                MARKETS               OPPORTUNITY
DEC. 31, 2009                                            FUND                  FUND                    FUND
ASSETS
Investments in securities, at value
  Unaffiliated issuers*
  (identified cost $50,420,236, $679,170,993 and
    $473,269,485)                                     $79,105,085          $ 902,970,933           $ 552,474,118
  Affiliated money market fund
  (identified cost $91,676, $4,775,439 and
    $9,388,358)                                            91,676              4,775,439               9,388,358
  Investments of cash collateral received for
  securities on loan
  (identified cost $14,959,000, $34,224,811 and
    $36,656,522)                                       14,959,000             34,224,811              36,656,522
------------------------------------------------------------------------------------------------------------------
Total investments in securities
  (identified cost $65,470,912, $718,171,243 and
    $519,314,365)                                      94,155,761            941,971,183             598,518,998
Cash                                                           --                 80,509                 344,542
Foreign currency holdings
  (identified cost $-- , $4,994,466 and $142,944)              --              5,011,799                 144,236
Capital shares receivable                                   6,334                368,323                 299,610
Dividends and accrued interest receivable                   9,321                654,672                 190,544
Receivable for investment securities sold                      --                     --                      10
Reclaims receivable                                            --                  3,342               1,176,223
------------------------------------------------------------------------------------------------------------------
Total assets                                           94,171,416            948,089,828             600,674,163
------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                    214,815                904,460                 805,129
Payable for investment securities purchased                    --                     --                 888,380
Payable upon return of securities loaned               14,959,000             34,224,811              36,656,522
Accrued investment management services fees                52,563                815,418                 373,920
Accrued distribution fees                                   8,317                 94,946                  59,667
Accrued transfer agency fees                                3,992                 45,572                  28,639
Accrued administrative services fees                        5,323                 59,090                  37,923
Other accrued expenses                                     32,652                234,465                 132,618
------------------------------------------------------------------------------------------------------------------
Total liabilities                                      15,276,662             36,378,762              38,982,798
------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding shares           $78,894,754          $ 911,711,066           $ 561,691,365
------------------------------------------------------------------------------------------------------------------

REPRESENTED BY
Shares of beneficial interest -- $.01 par value       $        --          $     599,778           $     521,717
Additional paid-in capital                                     --            851,770,193             783,331,821
Undistributed net investment income                            --              4,354,822               1,453,438
Accumulated net realized gain (loss)                           --           (168,835,685)           (303,036,820)
Unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in
  foreign currencies                                           --            223,821,958              79,421,209
Partners' capital                                      78,894,754                     --                      --
------------------------------------------------------------------------------------------------------------------
Total -- representing net assets applicable to
  outstanding shares                                  $78,894,754          $ 911,711,066           $ 561,691,365
------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest               8,691,113             59,977,772              52,171,704
------------------------------------------------------------------------------------------------------------------
Net asset value per share                             $      9.08          $       15.20           $       10.77
------------------------------------------------------------------------------------------------------------------
*Value of securities on loan                          $14,365,557          $  31,937,955           $  34,816,180
------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  277

STATEMENTS OF OPERATIONS -------------------------------------------------------

                                                          RIVERSOURCE         RIVERSOURCE         RIVERSOURCE
                                                        PARTNERS VP --      PARTNERS VP --      PARTNERS VP --
                                                          FUNDAMENTAL           SELECT             SMALL CAP
YEAR ENDED DEC. 31, 2009                                  VALUE FUND          VALUE FUND          VALUE FUND
INVESTMENT INCOME
Income:
Dividends                                                $  20,199,798        $   305,948        $ 16,612,746
Interest                                                       881,823                 --                  --
Income distributions from affiliated money market fund         248,239                926             360,234
Income from securities lending -- net                          578,182                 --             996,321
  Less foreign taxes withheld                                 (248,539)              (368)            (60,396)
--------------------------------------------------------------------------------------------------------------
Total income                                                21,659,503            306,506          17,908,905
--------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                          9,259,332             97,939          10,479,008
Distribution fees                                            1,709,040             15,120           1,328,107
Transfer agency fees                                           820,311              7,258             637,470
Administrative services fees                                   755,897              7,258             816,185
Compensation of board members                                   41,563                368              32,452
Custodian fees                                                  40,825             34,155              27,060
Printing and postage                                           104,093              1,767             120,550
Professional fees                                               39,467             24,776              37,334
Other                                                           94,219                 --              56,465
--------------------------------------------------------------------------------------------------------------
Total expenses                                              12,864,747            188,641          13,534,631
  Expenses waived/reimbursed by the Investment Manager
    and its affiliates                                              --            (47,151)           (160,852)
--------------------------------------------------------------------------------------------------------------
Total net expenses                                          12,864,747            141,490          13,373,779
--------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                              8,794,756            165,016           4,535,126
--------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                   (136,482,326)        (2,658,203)        (73,244,766)
  Foreign currency transactions                               (245,259)               163                  --
--------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                   (136,727,585)        (2,658,040)        (73,244,766)
Net change in unrealized appreciation (depreciation)
  on investments
  and on translation of assets and liabilities in
  foreign currencies                                       597,083,464          6,295,891         426,423,816
--------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies      460,355,879          3,637,851         353,179,050
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                             $ 469,150,635        $ 3,802,867        $357,714,176
--------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
278  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




                                                                           RIVERSOURCE VP --      RIVERSOURCE VP --
                                                    RIVERSOURCE VP --             CASH               DIVERSIFIED
                                                         BALANCED              MANAGEMENT                BOND
YEAR ENDED DEC. 31, 2009                                   FUND                   FUND                   FUND
INVESTMENT INCOME
Income:
Dividends                                             $  17,350,753           $        --            $         --
Interest                                                 15,660,257             6,999,210             239,046,446
Income distributions from affiliated money market
  fund                                                      166,634                    --               1,342,216
Income from securities lending -- net                       210,687                    --               2,307,455
  Less foreign taxes withheld                               (84,892)                   --                 (34,310)
-------------------------------------------------------------------------------------------------------------------
Total income                                             33,303,439             6,999,210             242,661,807
-------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                       4,358,029             4,260,259              21,852,431
Distribution fees                                         1,196,662             1,635,518               6,281,686
Transfer agency fees                                        574,378               785,036               3,015,106
Administrative services fees                                551,091               729,115               2,887,639
Compensation of board members                                29,097                39,439                 155,412
Custodian fees                                               65,662                30,900                 150,060
Printing and postage                                         83,250               223,700                 734,800
Professional fees                                            60,893                47,246                  99,111
Temporary Guarantee Program participation fees
  (Note 4)                                                       --               611,518                      --
Other                                                        89,434                32,919                 252,563
-------------------------------------------------------------------------------------------------------------------
Total expenses                                            7,008,496             8,395,650              35,428,808
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                                   --            (2,314,101)                     --
-------------------------------------------------------------------------------------------------------------------
Total net expenses                                        7,008,496             6,081,549              35,428,808
-------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          26,294,943               917,661             207,232,999
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                (131,068,710)           (2,770,034)             (8,520,936)
  Foreign currency transactions                              (4,724)                   --               1,487,881
  Futures contracts                                      (6,041,891)                   --              (8,681,891)
  Options contracts written                                      --                    --                 402,749
  Swap transactions                                          49,029                    --                 340,047
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                (137,066,296)           (2,770,034)            (14,972,150)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities in
  foreign currencies                                    322,604,644                   243             475,084,198
Increase from payments by affiliate (Note 12)                    --               960,033                      --
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                            185,538,348            (1,809,758)            460,112,048
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     $ 211,833,291           $  (892,097)           $667,345,047
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  279

STATEMENTS OF OPERATIONS (continued)  ------------------------------------------




                                                    RIVERSOURCE VP --      RIVERSOURCE VP --      RIVERSOURCE VP --
                                                       DIVERSIFIED              DYNAMIC                 GLOBAL
                                                      EQUITY INCOME              EQUITY                  BOND
YEAR ENDED DEC. 31, 2009                                   FUND                   FUND                   FUND
INVESTMENT INCOME
Income:
Dividends                                             $   90,203,913         $  29,810,107           $         --
Interest                                                   1,238,094                    --             56,232,068
Income distributions from affiliated money market
  fund                                                       227,853                51,027                110,636
Income from securities lending -- net                      1,452,282             2,834,083                167,697
  Less foreign taxes withheld                               (735,138)                   (5)              (154,292)
-------------------------------------------------------------------------------------------------------------------
Total income                                              92,387,004            32,695,212             56,356,109
-------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                       15,923,618             5,645,020              9,958,933
Distribution fees                                          3,981,805             1,588,691              1,881,865
Transfer agency fees                                       1,911,201               762,546                903,264
Administrative services fees                               1,635,524               710,424              1,126,031
Compensation of board members                                 96,833                38,526                 46,397
Custodian fees                                                37,750                39,260                231,100
Printing and postage                                         297,350                79,825                200,750
Professional fees                                             65,747                63,971                 54,093
Other                                                        186,789                60,017                170,640
-------------------------------------------------------------------------------------------------------------------
Total expenses                                            24,136,617             8,988,280             14,573,073
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                                    --                    --               (116,492)
-------------------------------------------------------------------------------------------------------------------
Total net expenses                                        24,136,617             8,988,280             14,456,581
-------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           68,250,387            23,706,932             41,899,528
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                 (767,455,957)         (156,754,282)              (975,611)
  Foreign currency transactions                               (7,751)                 (773)             7,724,447
  Futures contracts                                               --            (3,998,966)             1,504,993
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                 (767,463,708)         (160,754,021)             8,253,829
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities in
  foreign currencies                                   1,567,991,626           412,011,998            110,250,697
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                             800,527,918           251,257,977            118,504,526
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     $  868,778,305         $ 274,964,909           $160,404,054
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
280  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




                                                    RIVERSOURCE VP --      RIVERSOURCE VP --      RIVERSOURCE VP --
                                                     GLOBAL INFLATION          HIGH YIELD               INCOME
                                                        PROTECTED                 BOND              OPPORTUNITIES
YEAR ENDED DEC. 31, 2009                             SECURITIES FUND              FUND                   FUND
INVESTMENT INCOME
Income:
Interest                                               $ 32,697,726           $ 66,594,134           $125,757,439
Income distributions from affiliated money market
  fund                                                      177,573                 74,037                176,907
Income from securities lending -- net                       396,690                113,402                284,329
  Less foreign taxes withheld                               (22,836)                    --                     --
-------------------------------------------------------------------------------------------------------------------
Total income                                             33,249,153             66,781,573            126,218,675
-------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                       6,733,638              3,826,311              8,002,259
Distribution fees                                         1,958,981                810,668              1,659,845
Transfer agency fees                                        940,279                389,108                796,699
Administrative services fees                              1,015,022                446,540                868,564
Compensation of board members                                47,880                 19,926                 40,775
Custodian fees                                               72,230                 43,540                 52,435
Printing and postage                                        176,700                 27,615                 96,400
Professional fees                                            49,482                 38,934                 44,312
Other                                                        99,253                     --                 84,151
-------------------------------------------------------------------------------------------------------------------
Total expenses                                           11,093,465              5,602,642             11,645,440
-------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          22,155,688             61,178,931            114,573,235
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                  11,130,983            (54,264,209)            (9,692,265)
  Foreign currency transactions                         (60,817,271)                    --                     --
  Futures contracts                                       3,120,272                     --                     --
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                 (46,566,016)           (54,264,209)            (9,692,265)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities in
  foreign currencies                                    135,306,652            267,169,013            323,045,735
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                             88,740,636            212,904,804            313,353,470
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      $110,896,324           $274,083,735           $427,926,705
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  281

STATEMENTS OF OPERATIONS (continued)  ------------------------------------------




                                                    RIVERSOURCE VP --      RIVERSOURCE VP --      RIVERSOURCE VP --
                                                         MID CAP                MID CAP                S&P 500
                                                          GROWTH                 VALUE                  INDEX
YEAR ENDED DEC. 31, 2009                                   FUND                   FUND                   FUND
INVESTMENT INCOME
Income:
Dividends                                              $  2,072,606           $  5,306,731           $  4,558,169
Interest                                                      1,241                 19,278                    582
Income distributions from affiliated money market
  fund                                                       23,291                 15,712                  5,877
Income from securities lending -- net                       874,384                213,900                183,201
  Less foreign taxes withheld                                (5,046)               (29,540)                    --
-------------------------------------------------------------------------------------------------------------------
Total income                                              2,966,476              5,526,081              4,747,829
-------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                       2,552,962              1,370,736                430,200
Distribution fees                                           399,903                295,583                244,434
Transfer agency fees                                        191,947                141,875                117,325
Administrative services fees                                191,947                141,875                117,325
Compensation of board members                                 9,750                  7,254                  5,948
Custodian fees                                               11,700                 16,630                 47,430
Printing and postage                                         27,965                  2,785                     --
Licensing fees                                                   --                     --                 12,175
Professional fees                                            29,067                 28,255                     --
Other                                                        18,744                 12,998                     --
-------------------------------------------------------------------------------------------------------------------
Total expenses                                            3,433,985              2,017,991                974,837
-------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                            (467,509)             3,508,090              3,772,992
-------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                 (27,534,146)           (76,371,026)           (13,387,683)
  Foreign currency transactions                                  --                  1,836                     --
  Futures contracts                                              --                     --                351,340
  Options contracts written                                 149,088                     --                     --
-------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                 (27,385,058)           (76,369,190)           (13,036,343)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities in
  foreign currencies                                    179,272,787            149,501,530             55,854,226
-------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                            151,887,729             73,132,340             42,817,883
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                      $151,420,220           $ 76,640,430           $ 46,590,875
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
282  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




                                                      RIVERSOURCE VP --                          SELIGMAN VP --
                                                        SHORT DURATION       SELIGMAN VP --        LARGER-CAP
                                                       U.S. GOVERNMENT           GROWTH               VALUE
YEAR ENDED DEC. 31, 2009                                     FUND                 FUND                FUND
INVESTMENT INCOME
Income:
Dividends                                                $        --          $  3,686,992         $  282,660
Interest                                                  14,337,667                    --                341
Income distributions from affiliated money market
  fund                                                        66,236                26,769                606
Income from securities lending -- net                        210,876                92,369              2,219
  Less foreign taxes withheld                                     --               (36,566)                --
---------------------------------------------------------------------------------------------------------------
Total income                                              14,614,779             3,769,564            285,826
---------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                        2,432,037             1,311,431             70,871
Distribution fees                                            633,350               313,150             14,604
Transfer agency fees                                         303,998               150,307              7,010
Administrative services fees                                 354,233               150,307              7,010
Compensation of board members                                 15,451                 7,688                355
Custodian fees                                                26,590                 7,175              1,050
Printing and postage                                          26,635                 9,154              1,415
Professional fees                                             37,683                39,265             40,486
Other                                                         23,937                12,781              1,963
---------------------------------------------------------------------------------------------------------------
Total expenses                                             3,853,914             2,001,258            144,764
  Expenses waived/reimbursed by the Investment
    Manager and its affiliates                                    --                    --            (22,484)
---------------------------------------------------------------------------------------------------------------
Total net expenses                                         3,853,914             2,001,258            122,280
---------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                           10,760,865             1,768,306            163,546
---------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                   (7,770,703)          (12,210,520)          (406,128)
  Foreign currency transactions                                   --                (5,081)                --
  Futures contracts                                         (552,966)                   --                 --
  Options contracts written                                   38,776                    --                 --
---------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                   (8,284,893)          (12,215,601)          (406,128)
Net change in unrealized appreciation (depreciation)
  on investments
  and on translation of assets and liabilities in
  foreign currencies                                      24,630,980            84,976,680          3,116,240
---------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                              16,346,087            72,761,079          2,710,112
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                             $27,106,952          $ 74,529,385         $2,873,658
---------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  283

STATEMENTS OF OPERATIONS (continued)  ------------------------------------------




                                                    SELIGMAN VP --      THREADNEEDLE VP --      THREADNEEDLE VP --
                                                      SMALLER-CAP            EMERGING              INTERNATIONAL
                                                         VALUE                MARKETS               OPPORTUNITY
YEAR ENDED DEC. 31, 2009                                 FUND                  FUND                    FUND
INVESTMENT INCOME
Income:
Dividends                                             $   341,135          $ 16,980,777            $ 15,162,864
Interest                                                       --                95,442                      --
Income distributions from affiliated money market
  fund                                                        522                46,095                  21,225
Income from securities lending -- net                      22,746               176,296                 542,930
  Less foreign taxes withheld                                  --            (1,672,792)             (1,708,330)
------------------------------------------------------------------------------------------------------------------
Total income                                              364,403            15,625,818              14,018,689
------------------------------------------------------------------------------------------------------------------
Expenses:
Investment management services fees                       547,309             8,659,092               4,383,429
Distribution fees                                          86,029             1,006,059                 642,162
Transfer agency fees                                       41,293               482,892                 308,227
Administrative services fees                               55,059               628,632                 409,567
Compensation of board members                               2,078                24,654                  15,598
Custodian fees                                             17,480               426,300                 118,400
Printing and postage                                           --                71,180                  20,750
Professional fees                                              --                61,141                  43,315
Other                                                          --                92,628                  24,473
------------------------------------------------------------------------------------------------------------------
Total expenses                                            749,248            11,452,578               5,965,921
------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                          (384,845)            4,173,240               8,052,768
------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                 4,777,960           120,511,949             (92,888,915)
  Foreign currency transactions                                --            (2,672,181)               (155,539)
------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                 4,777,960           117,839,768             (93,044,454)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and liabilities in
  foreign currencies                                   18,854,410           327,167,850             208,604,072
------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments and foreign
  currencies                                           23,632,370           445,007,618             115,559,618
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     $23,247,525          $449,180,858            $123,612,386
------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
284  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------

                                                RIVERSOURCE PARTNERS VP --           RIVERSOURCE PARTNERS VP --
                                                  FUNDAMENTAL VALUE FUND                 SELECT VALUE FUND
YEAR ENDED DEC. 31,                              2009                2008              2009             2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net             $    8,794,756      $   7,018,436      $   165,016      $    293,287
Net realized gain (loss) on investments       (136,727,585)       (49,916,811)      (2,658,040)       (3,312,231)
Net change in unrealized appreciation
  (depreciation) on investments
  and on translation of assets and
  liabilities in foreign currencies            597,083,464       (374,390,848)       6,295,891        (4,560,598)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    469,150,635       (417,289,223)       3,802,867        (7,579,542)
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                 --           (270,000)              --                --
  Net realized gain                                     --         (6,700,000)              --          (175,100)
----------------------------------------------------------------------------------------------------------------
Total distributions                                     --         (6,970,000)              --          (175,100)
----------------------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                            865,608,175        515,420,706        1,791,825         2,361,233
Reinvestment of distributions at net asset
  value                                                 --          6,970,000               --           175,100
Payments for redemptions                      (154,406,481)       (41,756,104)      (3,677,030)       (9,277,128)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                           711,201,694        480,634,602       (1,885,205)       (6,740,795)
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets      1,180,352,329         56,375,379        1,917,662       (14,495,437)
Net assets at beginning of year                842,343,177        785,967,798       12,020,194        26,515,631
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                   $2,022,695,506      $ 842,343,177      $13,937,856      $ 12,020,194
----------------------------------------------------------------------------------------------------------------




                                             RIVERSOURCE PARTNERS VP --                   RIVERSOURCE VP --
                                                SMALL CAP VALUE FUND                        BALANCED FUND
YEAR ENDED DEC. 31,                           2009                2008                2009                2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net          $    4,535,126      $    8,595,433      $   26,294,943      $   43,750,467
Net realized gain (loss) on investments     (73,244,766)       (134,807,884)       (137,066,296)       (156,286,316)
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                     426,423,816        (234,540,066)        322,604,644        (331,171,177)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 357,714,176        (360,752,517)        211,833,291        (443,707,026)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                              --          (1,000,000)                 --          (3,400,000)
  Net realized gain                                  --         (37,200,000)                 --        (101,500,000)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                  --         (38,200,000)                 --        (104,900,000)
-------------------------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                         178,088,225         375,704,461          86,175,958           7,122,478
Reinvestment of distributions at net
  asset value                                        --          38,200,000                  --         104,900,000
Payments for redemptions                   (130,197,397)       (123,083,385)       (202,416,032)       (373,950,247)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                         47,890,828         290,821,076        (116,240,074)       (261,927,769)
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets     405,605,004        (108,131,441)         95,593,217        (810,534,795)
Net assets at beginning of year             916,220,603       1,024,352,044         920,800,397       1,731,335,192
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $1,321,825,607      $  916,220,603      $1,016,393,614      $  920,800,397
-------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  285

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------




                                                 RIVERSOURCE VP --                       RIVERSOURCE VP --
                                               CASH MANAGEMENT FUND                    DIVERSIFIED BOND FUND
YEAR ENDED DEC. 31,                          2009               2008(*)              2009                 2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net         $      917,661      $   33,724,983      $  207,232,999      $   228,058,095
Net realized gain (loss) on
  investments                               (2,770,034)         (8,869,487)        (14,972,150)        (129,561,598)
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and
  liabilities in foreign currencies                243             285,757         475,084,198         (421,533,518)
Increase from payments by affiliate
  (Note 12)                                    960,033           8,145,210                  --                   --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   (892,097)         33,286,463         667,345,047         (323,037,021)
-------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                       (940,288)        (33,787,830)       (211,460,070)         (18,843,522)
-------------------------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                        215,461,385         825,043,106       1,217,599,988        1,391,166,444
Fund merger (Note 14)                               --                  --                  --          107,047,001
Reinvestment of distributions at net
  asset value                               29,916,892           5,301,871         211,460,070           20,060,865
Payments for redemptions                  (957,331,782)       (494,563,858)       (787,343,848)      (1,050,180,702)
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                      (711,953,505)        335,781,119         641,716,210          468,093,608
-------------------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement
  (Note 13)                                      2,995                  --                  --                   --
-------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net
  assets                                  (713,782,895)        335,279,752       1,097,601,187          126,213,065
Net assets at beginning of year          1,672,805,136       1,337,525,384       4,479,609,189        4,353,396,124
-------------------------------------------------------------------------------------------------------------------
Net assets at end of year               $  959,022,241      $1,672,805,136      $5,577,210,376      $ 4,479,609,189
-------------------------------------------------------------------------------------------------------------------
Undistributed (excess of distributions
  over) net investment income           $      (15,486)     $           --      $  205,910,084      $   207,266,456
-------------------------------------------------------------------------------------------------------------------




                                                 RIVERSOURCE VP --                        RIVERSOURCE VP --
                                           DIVERSIFIED EQUITY INCOME FUND                DYNAMIC EQUITY FUND
YEAR ENDED DEC. 31,                          2009                 2008                2009                 2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net         $   68,250,387      $    71,139,547      $   23,706,932      $    39,010,526
Net realized gain (loss) on
  investments                             (767,463,708)        (163,168,082)       (160,754,021)        (674,456,368)
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and
  liabilities in foreign currencies      1,567,991,626       (1,632,125,733)        412,011,998         (467,833,319)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                868,778,305       (1,724,154,268)        274,964,909       (1,103,279,161)
--------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                             --           (2,681,000)                 --           (5,100,000)
  Net realized gain                                 --         (321,174,000)                 --         (249,100,000)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                 --         (323,855,000)                 --         (254,200,000)
--------------------------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                        638,878,373          844,760,547          25,674,130           20,953,772
Reinvestment of distributions at net
  asset value                                       --          323,855,000                  --          254,200,000
Payments for redemptions                  (415,452,098)        (434,273,004)       (256,016,542)        (592,444,446)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                       223,426,275          734,342,543        (230,342,412)        (317,290,674)
--------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net
  assets                                 1,092,204,580       (1,313,666,725)         44,622,497       (1,674,769,835)
Net assets at beginning of year          2,765,111,939        4,078,778,664       1,348,590,983        3,023,360,818
--------------------------------------------------------------------------------------------------------------------
Net assets at end of year               $3,857,316,519      $ 2,765,111,939      $1,393,213,480      $ 1,348,590,983
--------------------------------------------------------------------------------------------------------------------


* Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
286  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




                                                                                         RIVERSOURCE VP --
                                                  RIVERSOURCE VP --                  GLOBAL INFLATION PROTECTED
                                                  GLOBAL BOND FUND                        SECURITIES FUND
YEAR ENDED DEC. 31,                           2009                2008                2009                2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net          $   41,899,528      $   52,151,805      $   22,155,688      $  38,559,788
Net realized gain (loss) on investments       8,253,829          22,996,950         (46,566,016)        63,910,975
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                     110,250,697         (97,240,966)        135,306,652       (112,247,763)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 160,404,054         (22,092,211)        110,896,324         (9,777,000)
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                     (27,430,312)       (101,536,316)       (140,925,993)       (24,214,171)
  Net realized gain                                  --            (696,821)            (70,216)                --
------------------------------------------------------------------------------------------------------------------
Total distributions                         (27,430,312)       (102,233,137)       (140,996,209)       (24,214,171)
------------------------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                         346,520,199         434,130,024       1,318,030,215        448,029,667
Reinvestment of distributions at net
  asset value                                27,430,312         102,538,452         140,996,209         24,214,171
Payments for redemptions                   (270,318,952)       (300,557,747)        (63,458,732)      (275,661,002)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                        103,631,559         236,110,729       1,395,567,692        196,582,836
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets     236,605,301         111,785,381       1,365,467,807        162,591,665
Net assets at beginning of year           1,439,491,418       1,327,706,037         982,652,506        820,060,841
------------------------------------------------------------------------------------------------------------------
Net assets at end of year                $1,676,096,719      $1,439,491,418      $2,348,120,313      $ 982,652,506
------------------------------------------------------------------------------------------------------------------
Undistributed (excess of distributions
  over) net investment income            $    2,192,963      $  (18,342,353)     $ (112,841,078)     $  66,743,236
------------------------------------------------------------------------------------------------------------------




                                                  RIVERSOURCE VP --                      RIVERSOURCE VP --
                                                 HIGH YIELD BOND FUND                INCOME OPPORTUNITIES FUND
YEAR ENDED DEC. 31,                            2009               2008                2009                2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net           $  61,178,931      $   70,912,165      $  114,573,235      $  64,586,862
Net realized gain (loss) on investments     (54,264,209)        (91,339,253)         (9,692,265)       (64,905,116)
Net change in unrealized appreciation
  (depreciation) on investments and on
  translation of assets and liabilities
  in foreign currencies                     267,169,013        (177,154,890)        323,045,735       (172,328,148)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 274,083,735        (197,581,978)        427,926,705       (172,646,402)
------------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                     (66,133,408)         (2,526,513)        (61,732,606)        (1,441,598)
------------------------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                          55,058,758          11,283,853         892,550,592        303,818,279
Reinvestment of distributions at net
  asset value                                66,133,408           3,101,689          61,732,606          1,791,448
Payments for redemptions                   (124,667,248)       (324,017,444)        (72,105,876)      (111,764,178)
------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                         (3,475,082)       (309,631,902)        882,177,322        193,845,549
------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets     204,475,245        (509,740,393)      1,248,371,421         19,757,549
Net assets at beginning of year             522,569,487       1,032,309,880         755,537,814        735,780,265
------------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $ 727,044,732      $  522,569,487      $2,003,909,235      $ 755,537,814
------------------------------------------------------------------------------------------------------------------
Undistributed net investment income       $  63,675,404      $   67,480,091      $  115,395,221      $  61,723,153
------------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  287

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------




                                                  RIVERSOURCE VP --                     RIVERSOURCE VP --
                                                 MID CAP GROWTH FUND                   MID CAP VALUE FUND
YEAR ENDED DEC. 31,                            2009               2008               2009               2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net            $   (467,509)     $     (22,914)     $   3,508,090      $   3,221,484
Net realized gain (loss) on investments     (27,385,058)       (43,721,542)       (76,369,190)       (50,742,817)
Net change in unrealized appreciation
  (depreciation) on
  investments and on translation of
  assets and liabilities in
  foreign currencies                        179,272,787       (188,494,969)       149,501,530       (127,883,139)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 151,420,220       (232,239,425)        76,640,430       (175,404,472)
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                              --            (87,000)                --                 --
  Net realized gain                                  --         (3,250,000)                --        (70,750,000)
----------------------------------------------------------------------------------------------------------------
Total distributions                                  --         (3,337,000)                --        (70,750,000)
----------------------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                          23,830,882          4,807,871         26,207,378        102,563,856
Reinvestment of distributions at net
  asset value                                        --          3,337,000                 --         70,750,000
Payments for redemptions                    (51,401,227)      (109,593,734)      (107,852,643)       (34,502,121)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                        (27,570,345)      (101,448,863)       (81,645,265)       138,811,735
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets     123,849,875       (337,025,288)        (5,004,835)      (107,342,737)
Net assets at beginning of year             256,228,121        593,253,409        247,394,747        354,737,484
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                  $380,077,996      $ 256,228,121      $ 242,389,912      $ 247,394,747
----------------------------------------------------------------------------------------------------------------




                                                                                        RIVERSOURCE VP --
                                                  RIVERSOURCE VP --              SHORT DURATION U.S. GOVERNMENT
                                                  S&P 500 INDEX FUND                          FUND
YEAR ENDED DEC. 31,                            2009               2008               2009               2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net            $  3,772,992      $   5,192,802      $  10,760,865      $  15,827,697
Net realized gain (loss) on investments     (13,036,343)         2,665,464         (8,284,893)        (5,898,917)
Net change in unrealized appreciation
  (depreciation) on
  investments and on translation of
  assets and liabilities in
  foreign currencies                         55,854,226       (132,388,098)        24,630,980        (23,825,138)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  46,590,875       (124,529,832)        27,106,952        (13,896,358)
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                              --           (225,000)       (15,349,954)          (667,716)
  Net realized gain                                  --        (12,400,000)                --                 --
----------------------------------------------------------------------------------------------------------------
Total distributions                                  --        (12,625,000)       (15,349,954)          (667,716)
----------------------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                          22,317,549         17,266,128        128,791,920        150,978,752
Reinvestment of distributions at net
  asset value                                        --         12,625,000         15,349,954            793,658
Payments for redemptions                    (41,840,675)       (79,982,949)      (139,771,122)      (117,198,373)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                        (19,523,126)       (50,091,821)         4,370,752         34,574,037
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets      27,067,749       (187,246,653)        16,127,750         20,009,963
Net assets at beginning of year             193,189,230        380,435,883        503,080,196        483,070,233
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                  $220,256,979      $ 193,189,230      $ 519,207,946      $ 503,080,196
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income        $         --      $          --      $  10,656,988      $  15,155,381
----------------------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
288  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------




                                                     SELIGMAN VP --                       SELIGMAN VP --
                                                       GROWTH FUND                    LARGER-CAP VALUE FUND
YEAR ENDED DEC. 31,                              2009               2008              2009             2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net             $   1,768,306      $   6,159,362      $   163,546      $    314,636
Net realized gain (loss) on investments       (12,215,601)      (210,569,865)        (406,128)       (6,038,882)
Net change in unrealized appreciation
  (depreciation) on
  investments and on translation of assets
  and liabilities in
  foreign currencies                           84,976,680        (36,397,828)       3,116,240        (1,346,321)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    74,529,385       (240,808,331)       2,873,658        (7,070,567)
---------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                --         (1,270,000)              --           (12,000)
  Net realized gain                                    --                 --               --          (385,000)
---------------------------------------------------------------------------------------------------------------
Total distributions                                    --         (1,270,000)              --          (397,000)
---------------------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                            16,495,887         41,680,826        5,615,264         2,613,396
Reinvestment of distributions at net asset
  value                                                --          1,270,000               --           397,000
Payments for redemptions                     (125,969,836)      (152,810,028)      (3,371,315)       (7,630,576)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                         (109,473,949)      (109,859,202)       2,243,949        (4,620,180)
---------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets       (34,944,564)      (351,937,533)       5,117,607       (12,087,747)
Net assets at beginning of year               275,348,192        627,285,725        9,723,424        21,811,171
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                   $ 240,403,628      $ 275,348,192      $14,841,031      $  9,723,424
---------------------------------------------------------------------------------------------------------------




                                                    SELIGMAN VP --                     THREADNEEDLE VP --
                                                SMALLER-CAP VALUE FUND                EMERGING MARKETS FUND
YEAR ENDED DEC. 31,                             2009              2008               2009               2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net             $   (384,845)     $    211,668      $   4,173,240      $   8,954,171
Net realized gain (loss) on investments        4,777,960       (61,727,287)       117,839,768       (285,627,683)
Net change in unrealized appreciation
  (depreciation) on
  investments and on translation of assets
  and liabilities in
  foreign currencies                          18,854,410        10,270,793        327,167,850       (283,300,694)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   23,247,525       (51,244,826)       449,180,858       (559,974,206)
----------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                               --                --         (2,956,575)        (5,759,540)
  Net realized gain                                   --       (14,500,000)                --       (144,377,140)
----------------------------------------------------------------------------------------------------------------
Total distributions                                   --       (14,500,000)        (2,956,575)      (150,136,680)
----------------------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                            4,042,553         2,588,763        187,972,925*       383,162,039
Reinvestment of distributions at net asset
  value                                               --        14,500,000          2,956,575        150,136,680
Payments for redemptions                     (16,792,835)      (43,734,868)      (438,351,447)       (72,251,442)
----------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                         (12,750,282)      (26,646,105)      (247,421,947)       461,047,277
----------------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note
  13)                                                 --                --              9,123                 --
----------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets       10,497,243       (92,390,931)       198,811,459       (249,063,609)
Net assets at beginning of year               68,397,511       160,788,442        712,899,607        961,963,216
----------------------------------------------------------------------------------------------------------------
Net assets at end of year                   $ 78,894,754      $ 68,397,511      $ 911,711,066      $ 712,899,607
----------------------------------------------------------------------------------------------------------------
Undistributed net investment income         $         --      $         --      $   4,354,822      $     140,311
----------------------------------------------------------------------------------------------------------------


* Following the close of business on Feb. 13, 2009, Threadneedle VP - Emerging Markets Fund issued approximately 7,500,350 shares to the subaccounts owned by RiverSource Life and RiverSource Life of NY in exchange for securities valued at $41,979,743 and cash in the amount of $21,494,966.

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  289

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

                                                                           THREADNEEDLE VP --
                                                                     INTERNATIONAL OPPORTUNITY FUND
YEAR ENDED DEC. 31,                                                     2009               2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $   8,052,768      $   19,176,920
Net realized gain (loss) on investments                              (93,044,454)        (94,294,050)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities in
  foreign currencies                                                 208,604,072        (343,049,269)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      123,612,386        (418,166,399)
----------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                               (8,000,000)        (20,229,281)
----------------------------------------------------------------------------------------------------
Share transactions
Proceeds from sales                                                   16,229,536           6,862,416
Reinvestment of distributions at net asset value                       8,000,000          20,229,281
Payments for redemptions                                            (113,349,652)       (248,880,293)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions            (89,120,116)       (221,788,596)
----------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 13)                            170,135                  --
----------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               26,662,405        (660,184,276)
Net assets at beginning of year                                      535,028,960       1,195,213,236
----------------------------------------------------------------------------------------------------
Net assets at end of year                                          $ 561,691,365      $  535,028,960
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                $   1,453,438      $      410,533
----------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
290  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. For the year ended 2009, per share net investment income (loss) amounts of the Funds, except RiverSource VP - Cash Management Fund, are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.

RiverSource Partners VP - Fundamental Value Fund


                                                     YEAR ENDED DEC. 31,
                                        --------------------------------------------        YEAR ENDED
PER SHARE DATA                           2009        2008          2007      2006(a)     AUG. 31, 2006(b)
Net asset value, beginning of
 period                                  $6.82      $11.20        $10.92      $10.03          $10.06
---------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)               .05         .06           .11         .03             .02
Net gains (losses) (both realized
 and unrealized)                          2.09       (4.35)          .30         .91            (.03)
---------------------------------------------------------------------------------------------------------
Total from investment operations          2.14       (4.29)          .41         .94            (.01)
---------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment
 income                                     --        (.00)(c)      (.11)       (.02)           (.02)
Distributions from realized gains           --        (.09)         (.02)       (.02)             --
Tax return of capital                       --          --            --        (.01)             --
---------------------------------------------------------------------------------------------------------
Total distributions                         --        (.09)         (.13)       (.05)           (.02)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period           $8.96       $6.82        $11.20      $10.92          $10.03
---------------------------------------------------------------------------------------------------------
TOTAL RETURN                            31.33%     (38.58%)        3.84%       9.30%           (.05%)
---------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                     .94%       1.06%          .99%       1.02%(e)        1.15%(e)
---------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f)                  .94%       1.03%          .99%       1.02%(e)        1.07%(e)
---------------------------------------------------------------------------------------------------------
Net investment income (loss)              .64%        .81%         1.03%        .83%(e)        1.27%(e)
---------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in
 millions)                              $2,023        $842          $786        $397            $232
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                    21%         18%           12%          3%              3%
---------------------------------------------------------------------------------------------------------



(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) For the period from May 1, 2006 (date the Fund became available) to Aug. 31, 2006.
(c) Rounds to zero.
(d) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) Annualized.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  291

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

RiverSource Partners VP - Select Value Fund

                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $6.72       $10.69      $11.37       $11.72        $11.45         $9.95
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10          .16         .11          .04           .25           .05
Net gains (losses) (both realized and
 unrealized)                                         2.35        (4.05)        .59          .79           .44          1.55
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.45        (3.89)        .70          .83           .69          1.60
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --        (.13)        (.03)         (.25)         (.05)
Distributions from realized gains                      --         (.08)      (1.25)       (1.15)         (.17)         (.05)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --         (.08)      (1.38)       (1.18)         (.42)         (.10)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.17        $6.72      $10.69       $11.37        $11.72        $11.45
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       36.47%      (36.58%)      6.03%        7.13%         6.17%        16.18%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.56%        4.35%       2.09%        1.22%(c)      1.19%         1.17%
---------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.17%        1.14%       1.05%        1.09%(c)      1.08%         1.15%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.36%        1.57%        .88%         .95%(c)      2.19%          .45%
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $14          $12         $27          $28           $27           $23
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               99%          96%         93%         112%           35%           31%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
292  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

RiverSource Partners VP - Small Cap Value Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $8.98       $13.63      $14.89       $15.06        $14.46        $13.10
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .04          .08         .11          .02           .06           .02
Net gains (losses) (both realized and
 unrealized)                                         3.24        (4.26)       (.81)        1.46          1.61          2.53
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     3.28        (4.18)       (.70)        1.48          1.67          2.55
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.01)       (.12)        (.02)         (.06)         (.01)
Distributions from realized gains                      --         (.46)       (.44)       (1.63)        (1.01)        (1.18)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --         (.47)       (.56)       (1.65)        (1.07)        (1.19)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.26        $8.98      $13.63       $14.89        $15.06        $14.46
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       36.55%      (31.57%)     (4.90%)       9.99%        12.28%        20.02%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.27%        1.27%       1.28%        1.32%(c)      1.28%         1.28%
---------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.26%        1.22%       1.23%        1.26%(c)      1.24%         1.28%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .43%         .84%        .73%         .48%(c)       .41%          .12%
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $1,322         $916      $1,024         $619          $549          $412
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               58%          76%         58%          23%          102%           65%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  293

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

RiverSource VP - Balanced Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $9.89       $15.09      $15.61       $15.44        $15.18        $14.17
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .29          .46         .43          .13           .41           .35
Net gains (losses) (both realized and
 unrealized)                                         2.11        (4.72)       (.16)        1.04           .72          1.02
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.40        (4.26)        .27         1.17          1.13          1.37
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.03)       (.45)        (.10)         (.41)         (.36)
Distributions from realized gains                      --         (.91)       (.34)        (.90)         (.46)           --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --         (.94)       (.79)       (1.00)         (.87)         (.36)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $12.29        $9.89      $15.09       $15.61        $15.44        $15.18
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       24.23%      (29.92%)      1.74%        7.73%         7.76%         9.68%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                       .73%         .71%        .80%         .84%(c)       .77%          .82%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.75%        3.27%       2.65%        2.43%(c)      2.63%         2.34%
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $1,016         $921      $1,731       $2,071        $2,046        $2,437
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                           208%         131%        118%          38%          130%          131%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 164% and 82% for the years ended Dec. 31, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
294  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

RiverSource VP - Cash Management Fund


                                                               YEAR ENDED DEC. 31,                    YEAR ENDED AUG. 31,
                                                   ------------------------------------------         -------------------
PER SHARE DATA                                      2009       2008        2007       2006(a)          2006          2005
Net asset value, beginning of period               $1.00       $1.00       $1.00        $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         .00(b)      .02         .05          .02           .04           .02
Net gains (losses) (both realized and
 unrealized)                                         .00(b)      .00(b)       --           --            --            --
Increase from payments by affiliate                  .00(b)      .00(b)       --           --            --            --
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     .00(b)      .02         .05          .02           .04           .02
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (.00)(b)    (.02)       (.05)        (.02)         (.04)         (.02)
-------------------------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                  .00(b)       --          --           --            --            --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $1.00       $1.00       $1.00        $1.00         $1.00         $1.00
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        .16%(c)    2.31%(d)    4.75%        1.54%         4.01%         1.92%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(e)
Gross expenses prior to expense
 waiver/reimbursement                               .64%        .62%        .60%         .60%(f)       .67%          .70%
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(g)                            .47%        .62%        .60%         .60%(f)       .67%          .70%
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        .07%       2.27%       4.72%        4.66%(f)      4.01%         1.88%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)             $959      $1,673      $1,338       $1,055          $999          $688
-------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Rounds to zero.
(c) During the year ended Dec. 31, 2009, the Fund received payments by an affiliate (see Note 12 to the Financial Statements). Had the Fund not received these payments, the total return would have been lower by 0.09%.
(d) During the year ended Dec. 31, 2008, the Fund received a reimbursement from an affiliate. Had the Fund not received this reimbursement, the total return would have been lower by 0.57%.
(e) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(f) Annualized.
(g) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses, excluding expenses related to the Fund's participation in the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  295

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

RiverSource VP - Diversified Bond Fund


                                                               YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   -------------------------------------------        --------------------
PER SHARE DATA                                      2009        2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $9.80      $10.50      $10.47       $10.39        $10.66        $10.62
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .43         .50         .50          .16           .43           .39
Net gains (losses) (both realized and
 unrealized)                                          .95       (1.15)        .03          .08          (.27)          .06
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.38        (.65)        .53          .24           .16           .45
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.42)       (.05)       (.49)        (.16)         (.43)         (.41)
Tax return of capital                                  --          --        (.01)          --            --            --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.42)       (.05)       (.50)        (.16)         (.43)         (.41)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.76       $9.80      $10.50       $10.47        $10.39        $10.66
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       14.42%      (6.32%)      5.20%        2.32%         1.58%         4.27%
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                       .71%        .72%        .74%         .74%(c)       .80%          .82%
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        4.12%       4.77%       4.79%        4.57%(c)      4.15%         3.65%
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $5,577      $4,480      $4,353       $2,745        $2,325        $1,824
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                           434%        231%        289%         109%          292%          293%
--------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 308% and 120% for the years ended Dec. 31, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
296  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

RiverSource VP - Diversified Equity Income Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $8.84       $16.24      $15.48       $15.09        $13.83        $11.17
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .20          .23         .24          .07           .23           .20
Net gains (losses) (both realized and
 unrealized)                                         2.23        (6.35)        .98         1.33          1.80          2.65
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.43        (6.12)       1.22         1.40          2.03          2.85
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.01)       (.25)        (.05)         (.22)         (.19)
Distributions from realized gains                      --        (1.27)       (.21)        (.96)         (.55)           --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --        (1.28)       (.46)       (1.01)         (.77)         (.19)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.27        $8.84      $16.24       $15.48        $15.09        $13.83
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       27.46%      (40.47%)      8.02%        9.37%        15.19%        25.59%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                       .76%         .86%        .86%         .91%(c)       .91%          .84%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.14%        2.03%       1.47%        1.39%(c)      1.61%         1.66%
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $3,857       $2,765      $4,079       $3,446        $2,877        $1,679
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               49%          41%         29%           5%           27%           25%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  297

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

RiverSource VP - Dynamic Equity Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period               $13.26       $25.27      $25.04       $22.91        $21.48        $19.32
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .26          .38         .35          .09           .29           .24
Net gains (losses) (both realized and
 unrealized)                                         2.94       (10.22)        .39         2.10          1.43          2.15
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     3.20        (9.84)        .74         2.19          1.72          2.39
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.04)       (.34)        (.06)         (.29)         (.23)
Distributions from realized gains                      --        (2.13)       (.17)          --            --            --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --        (2.17)       (.51)        (.06)         (.29)         (.23)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.46       $13.26      $25.27       $25.04        $22.91        $21.48
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       24.13%      (42.16%)      2.93%        9.59%         8.02%        12.42%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                       .71%         .72%        .86%         .83%(c)       .82%          .80%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.87%        1.77%       1.29%        1.16%(c)      1.30%         1.13%
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $1,393       $1,349      $3,023       $3,737        $3,733        $2,510
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               70%         109%         66%          21%           85%          132%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
298  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

RiverSource VP - Global Bond Fund


                                                               YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   -------------------------------------------        --------------------
PER SHARE DATA                                      2009        2008        2007       2006(a)         2006          2005
Net asset value, beginning of period               $10.50      $11.32      $10.90       $10.79        $11.02        $10.82
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .31         .42         .38          .12           .30           .34
Net gains (losses) (both realized and
 unrealized)                                          .88        (.46)        .44          .11          (.17)          .39
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.19        (.04)        .82          .23           .13           .73
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.19)       (.77)       (.40)        (.12)         (.31)         (.53)
Distributions from realized gains                      --        (.01)         --           --          (.05)           --
--------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.19)       (.78)       (.40)        (.12)         (.36)         (.53)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.50      $10.50      $11.32       $10.90        $10.79        $11.02
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.38%       (.44%)      7.65%        2.15%         1.27%         6.75%
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                                .97%        .97%       1.00%        1.00%(c)      1.06%         1.08%
--------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .96%        .97%       1.00%        1.00%(c)      1.06%         1.08%
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.78%       3.56%       3.45%        3.22%(c)      2.85%         2.63%
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $1,676      $1,439      $1,328         $782          $692          $575
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               77%         62%         69%          20%           65%           79%
--------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  299

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

RiverSource VP - Global Inflation Protected Securities Fund


                                                               YEAR ENDED DEC. 31,                  YEAR ENDED AUG. 31,
                                                   -------------------------------------------      -------------------
PER SHARE DATA                                      2009        2008        2007       2006(a)       2006       2005(b)
Net asset value, beginning of period               $10.06      $10.28       $9.76       $10.04      $10.19       $10.00
-----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .13         .43         .52          .06         .47          .32
Net gains (losses) (both realized and
 unrealized)                                          .50        (.40)        .24         (.10)       (.26)         .19
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .63         .03         .76         (.04)        .21          .51
-----------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                (1.29)       (.25)       (.24)        (.24)       (.34)        (.32)
Distributions from realized gains                    (.00)(c)      --          --           --        (.02)          --
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.29)       (.25)       (.24)        (.24)       (.36)        (.32)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.40      $10.06      $10.28        $9.76      $10.04       $10.19
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        6.84%        .14%       7.93%        (.49%)      2.18%        5.22%
-----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Gross expenses prior to expense
 waiver/reimbursement                                .71%        .73%        .74%         .72%(e)     .77%         .87%(e)
-----------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(f)                             .71%        .72%        .72%         .72%(e)     .72%         .75%(e)
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.41%       3.95%       4.50%        1.09%(e)    4.23%        3.42%(e)
-----------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $2,348        $983        $820         $582        $403         $116
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              135%         54%         80%          --%         75%          29%
-----------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) For the period from Sept. 13, 2004 (date the Fund became available) to Aug. 31, 2005.
(c) Rounds to zero.
(d) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(e) Annualized.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
300  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

RiverSource VP - High Yield Bond Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $4.84        $6.48       $6.85        $6.68         $6.76         $6.60
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .55          .66         .50          .16           .47           .44
Net gains (losses) (both realized and
 unrealized)                                         1.94        (2.28)       (.37)         .19          (.09)          .16
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.49        (1.62)        .13          .35           .38           .60
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.62)        (.02)       (.50)        (.18)         (.46)         (.44)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.71        $4.84       $6.48        $6.85         $6.68         $6.76
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       53.86%      (25.19%)      1.86%        5.43%         5.76%         9.31%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                       .86%         .89%        .87%         .88%(c)       .87%          .83%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        9.43%        8.84%       7.38%        7.35%(c)      7.02%         6.58%
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $727         $522      $1,032       $1,216        $1,192        $1,246
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              102%          58%         84%          29%          106%          106%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  301

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

RiverSource VP - Income Opportunities Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $7.99        $9.86      $10.32       $10.08        $10.39        $10.29
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .84          .69         .70          .22           .64           .59
Net gains (losses) (both realized and
 unrealized)                                         2.46        (2.54)       (.44)         .24          (.26)          .18
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     3.30        (1.85)        .26          .46           .38           .77
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.58)        (.02)       (.68)        (.22)         (.64)         (.59)
Distributions from realized gains                      --           --        (.02)          --          (.05)         (.08)
Tax return of capital                                  --           --        (.02)          --            --            --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.58)        (.02)       (.72)        (.22)         (.69)         (.67)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.71        $7.99       $9.86       $10.32        $10.08        $10.39
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       42.41%      (18.82%)      2.65%        4.66%         3.76%         7.73%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(B)
Gross expenses prior to expense
 waiver/reimbursement                                .88%         .92%        .91%         .90%(c)       .96%         1.03%
---------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .88%         .92%        .91%         .90%(c)       .96%          .99%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        8.63%        8.04%       6.89%        6.72%(c)      6.39%         5.69%
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)            $2,004         $755        $736         $409          $259           $45
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               70%          76%         98%          29%           87%           93%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
302  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

RiverSource VP - Mid Cap Growth Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $7.04       $12.85      $11.42       $10.96        $12.43        $10.11
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)         .00(b)     (.02)         .03          (.01)         (.04)
Net gains (losses) (both realized and
 unrealized)                                         4.48        (5.74)       1.58          .91          (.44)         2.36
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     4.47        (5.74)       1.56          .94          (.45)         2.32
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.00)(b)    (.01)        (.03)           --            --
Distributions from realized gains                      --         (.07)       (.12)        (.45)        (1.02)           --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --         (.07)       (.13)        (.48)        (1.02)           --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $11.51        $7.04      $12.85       $11.42        $10.96        $12.43
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       63.39%      (44.84%)     13.74%        8.54%        (4.43%)       23.03%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Total expenses                                      1.07%         .88%        .86%         .88%(d)       .92%          .82%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.15%)       (.01%)      (.12%)        .70%(d)      (.14%)        (.32%)
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $380         $256        $593         $690          $709          $255
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              126%          70%         93%          24%           43%           34%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Rounds to zero.
(c) Expense ratios include the impact of a performance adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  303

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

RiverSource VP - Mid Cap Value Fund


                                                                YEAR ENDED DEC. 31,                  YEAR ENDED AUG. 31,
                                                   --------------------------------------------      -------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)       2006       2005(b)
Net asset value, beginning of period                $6.34       $14.60      $13.49       $12.65      $11.42       $10.15
------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10          .08         .10          .05         .09          .01
Net gains (losses) (both realized and
 unrealized)                                         2.50        (5.52)       1.29          .98        1.27         1.28
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.60        (5.44)       1.39         1.03        1.36         1.29
------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --        (.11)        (.05)       (.09)        (.02)
Distributions from realized gain                       --        (2.82)       (.17)        (.14)       (.04)          --
------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --        (2.82)       (.28)        (.19)       (.13)        (.02)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.94        $6.34      $14.60       $13.49      $12.65       $11.42
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       40.93%      (45.10%)     10.35%        8.07%      11.93%       12.70%
------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Gross expenses prior to expense
 waiver/reimbursement                                .85%        1.04%       1.03%        1.07%(d)    1.44%        2.97%(d)
------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             .85%        1.04%       1.03%        1.07%(d)    1.11%        1.08%(d)
------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.48%        1.01%        .72%        1.23%(d)    1.02%         .62%(d)
------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $242         $247        $355         $370        $228           $7
------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               39%          47%         77%           4%         60%           7%
------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) For the period from May 2, 2005 (date the Fund became available) to Aug. 31, 2005.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
304  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

RiverSource VP - S&P 500 Index Fund


                                                               YEAR ENDED DEC. 31,                    YEAR ENDED AUG. 31,
                                                   -------------------------------------------        -------------------
PER SHARE DATA                                      2009         2008        2007      2006(a)         2006         2005
Net asset value, beginning of period                $5.96        $9.83      $9.59       $8.85         $8.30         $7.54
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .12          .16        .15         .04           .13           .13
Net gains (losses) (both realized and
 unrealized)                                         1.43        (3.69)       .33         .77           .57           .76
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.55        (3.53)       .48         .81           .70           .89
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.01)      (.17)       (.03)         (.13)         (.13)
Distributions from realized gains                      --         (.33)      (.07)       (.04)         (.02)           --
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --         (.34)      (.24)       (.07)         (.15)         (.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $7.51        $5.96      $9.83       $9.59         $8.85         $8.30
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.00%      (37.10%)     5.01%       9.27%         8.38%(b)     11.98%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(C)
Gross expenses prior to expense
 waiver/reimbursement                                .50%         .54%       .52%        .51%(d)       .53%          .56%
-------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(e)                             .50%         .51%       .50%(f)     .50%(d)       .50%          .50%
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.93%        1.79%      1.48%       1.44%(d)      1.46%         1.65%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $220         $193       $380        $392          $367          $367
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               31%           4%         4%          2%            6%            5%
-------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) The Fund received a one time transaction fee reimbursement by Ameriprise Trust Company. Had the Fund not received this reimbursement, the total return would have been lower by 0.06%.
(c) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expenses ratios.
(d) Annualized.
(e) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).
(f) Prior to rounding, the ratio of net expenses to average net assets after expense waiver/reimbursement was 0.495% for the year ended Dec. 31, 2007.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  305

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

RiverSource VP - Short Duration U.S. Government Fund


                                                               YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   -------------------------------------------        --------------------
PER SHARE DATA                                      2009        2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $9.95      $10.23      $10.13       $10.11        $10.21        $10.34
--------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .21         .32         .42          .13           .36           .27
Net gains (losses) (both realized and
 unrealized)                                          .33        (.58)        .10          .02          (.10)         (.13)
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                      .54        (.26)        .52          .15           .26           .14
--------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.32)       (.02)       (.42)        (.13)         (.36)         (.27)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.17       $9.95      $10.23       $10.13        $10.11        $10.21
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                        5.53%      (2.64%)      5.33%        1.55%         2.61%         1.43%
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                       .76%        .79%        .79%         .77%(c)       .82%          .83%
--------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.12%       3.19%       4.17%        3.97%(c)      3.55%         2.67%
--------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $519        $503        $483         $457          $463          $484
--------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(d)                           428%        314%        213%          58%          236%          171%
--------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.
(c) Annualized.
(d) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 350% and 190% for the years ended Dec. 31, 2009 and 2008, respectively.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
306  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman VP - Growth Fund


                                                               YEAR ENDED DEC. 31,                    YEAR ENDED AUG. 31,
                                                   -------------------------------------------        -------------------
PER SHARE DATA                                      2009         2008        2007      2006(a)         2006         2005
Net asset value, beginning of period                $4.25        $7.65      $7.50       $6.93         $6.61         $5.69
-------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .10        .08         .01           .06           .03
Net gains (losses) (both realized and
 unrealized)                                         1.54        (3.48)       .15         .57           .33           .91
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.57        (3.38)       .23         .58           .39           .94
-------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.02)      (.08)       (.01)         (.07)         (.02)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.82        $4.25      $7.65       $7.50         $6.93         $6.61
-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       37.00%      (44.35%)     3.07%       8.27%         5.79%        16.74%
-------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Total expenses                                       .80%         .75%       .89%       1.01%(c)       .91%          .92%
-------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .71%        1.36%      1.01%        .59%(c)      1.04%          .42%
-------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $240         $275       $627        $640          $612          $392
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              152%         150%       116%         30%          156%          154%
-------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  307

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

Seligman VP - Larger-Cap Value Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $6.59       $11.12      $12.23       $11.71        $10.99        $10.00
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .10          .21         .17          .05           .17           .14
Net gains (losses) (both realized and
 unrealized)                                         1.62        (4.52)       (.22)        1.13           .98          1.06
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     1.72        (4.31)       (.05)        1.18          1.15          1.20
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.01)       (.17)        (.05)         (.17)         (.14)
Distributions from realized gains                      --         (.21)       (.89)        (.61)         (.26)         (.07)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --         (.22)      (1.06)        (.66)         (.43)         (.21)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.31        $6.59      $11.12       $12.23        $11.71        $10.99
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       26.12%      (39.46%)      (.46%)      10.15%        10.75%        12.04%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.24%        1.28%       1.08%        1.23%(c)      1.20%         2.55%
---------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.05%         .93%       1.04%        1.05%(c)      1.02%         1.05%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.40%        2.08%       1.35%        1.33%(c)      1.55%         1.37%
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $15          $10         $22          $25           $21           $15
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               16%          75%         39%          13%           49%           52%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
308  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Seligman VP - Smaller-Cap Value Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $6.49       $11.80      $13.03       $13.80        $15.11        $12.64
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)         .02         .01          .01            --          (.04)
Net gains (losses) (both realized and
 unrealized)                                         2.63        (4.23)       (.52)        1.11           .61          3.14
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.59        (4.21)       (.51)        1.12           .61          3.10
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --           --        (.02)        (.01)           --            --
Distributions from realized gains                      --        (1.10)       (.70)       (1.88)        (1.92)         (.63)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                    --        (1.10)       (.72)       (1.89)        (1.92)         (.63)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $9.08        $6.49      $11.80       $13.03        $13.80        $15.11
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       39.81%      (38.59%)     (4.19%)       8.14%         4.40%        24.88%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.09%        1.06%       1.01%      1.08%(c)        1.06%         1.07%
---------------------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                            1.09%         .96%       1.01%      1.08%(c)        1.06%         1.07%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.56%)        .19%        .06%       .22%(c)        (.02%)        (.28%)
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $79          $68        $161         $220          $218          $235
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                6%         269%        150%          74%          132%          112%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  309

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

Threadneedle VP - Emerging Markets Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $8.76       $22.49      $17.35       $16.32        $13.14         $9.80
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .06          .16         .14         (.02)          .09           .06
Net gains (losses) (both realized and
 unrealized)                                         6.42       (10.66)       6.11         3.21          3.85          3.72
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     6.48       (10.50)       6.25         3.19          3.94          3.78
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)        (.12)       (.11)          --          (.06)         (.06)
Distributions from realized gains                      --        (3.11)      (1.00)       (2.16)         (.70)         (.38)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.04)       (3.23)      (1.11)       (2.16)         (.76)         (.44)
---------------------------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(b)        --          --           --            --            --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $15.20        $8.76      $22.49       $17.35        $16.32        $13.14
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       74.08%      (53.71%)     38.11%       20.17%        30.97%        39.60%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(c)
Total expenses                                      1.42%        1.61%       1.50%        1.51%(d)      1.54%         1.55%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .52%        1.06%        .73%        (.36%)(d)      .68%          .58%
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $912         $713        $962         $548          $427          $192
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              145%(e)      140%        124%          46%          146%          120%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Rounds to zero.
(c) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(d) Annualized.
(e) The aggregate cost of securities purchased for purposes of portfolio turnover excludes $41,979,743 for securities received at value on Feb. 13, 2009 in exchange for Fund shares issued.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
310  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Threadneedle VP - International Opportunity Fund


                                                                YEAR ENDED DEC. 31,                     YEAR ENDED AUG. 31,
                                                   --------------------------------------------        --------------------
PER SHARE DATA                                      2009         2008        2007       2006(a)         2006          2005
Net asset value, beginning of period                $8.58       $14.71      $13.19       $12.24        $10.02         $8.23
---------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .14          .27         .13          .02           .12           .11
Net gains (losses) (both realized and
 unrealized)                                         2.19        (6.12)       1.53         1.04          2.27          1.80
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     2.33        (5.85)       1.66         1.06          2.39          1.91
---------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.14)        (.28)       (.14)        (.10)         (.17)         (.12)
Tax return of capital                                  --           --          --         (.01)           --            --
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                  (.14)        (.28)       (.14)        (.11)         (.17)         (.12)
---------------------------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement                   .00(b)        --          --           --            --            --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $10.77        $8.58      $14.71       $13.19        $12.24        $10.02
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       27.54%(c)   (40.43%)     12.68%        8.72%        23.82%        23.29%
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(d)
Total expenses                                      1.16%        1.15%       1.01%        1.08%(e)      1.12%         1.04%
---------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                        1.57%        2.21%        .94%         .55%(e)      1.04%         1.19%
---------------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $562         $535      $1,195       $1,311        $1,266        $1,184
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               90%          61%         94%          20%           74%           90%
---------------------------------------------------------------------------------------------------------------------------


(a) For the period from Sept. 1, 2006 to Dec. 31, 2006.
(b) Rounds to Zero.
(c) During the year ended Dec. 31, 2009, the Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.04%.
(d) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  311

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Each Fund is a series of RiverSource Variable Series Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified (non-diversified for RiverSource Variable Portfolio (VP) - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund), open-end management investment company. Each Fund has unlimited authorized shares of beneficial interest.

The primary investment strategies of each Fund are as follows:

RiverSource Partners VP - Fundamental Value Fund invests primarily in equity securities of U.S. companies.

RiverSource Partners VP - Select Value Fund invests primarily in equity securities of mid-capitalization companies as well as companies with larger and smaller market capitalizations.

RiverSource Partners VP - Small Cap Value Fund invests primarily in equity securities of small capitalization companies.

RiverSource VP - Balanced Fund invests primarily in a combination of common and preferred stocks, bonds and other debt securities.

RiverSource VP - Cash Management Fund invests primarily in money market instruments, such as marketable debt obligations issued by corporations or the U.S. government or its agencies, bank certificates of deposit, bankers' acceptances, letters of credit and commercial paper, including asset-backed commercial paper.

RiverSource VP - Diversified Bond Fund invests primarily in bonds and other debt securities issued by the U.S. government, corporate bonds and mortgage- and asset-backed securities.

RiverSource VP - Diversified Equity Income Fund invests primarily in dividend-paying common and preferred stocks.

RiverSource VP - Dynamic Equity Fund invests primarily in equity securities.

RiverSource VP - Global Bond Fund invests primarily in debt obligations securities of U.S. and foreign issuers.

RiverSource VP - Global Inflation Protected Securities Fund invests primarily in inflation-protected debt securities. These securities include inflation-indexed bonds of varying maturities issued by U.S. and foreign governments, their agencies or instrumentalities, and corporations.

RiverSource VP - High Yield Bond Fund invests primarily in high-yield debt instruments.

RiverSource VP - Income Opportunities Fund invests primarily in income-producing debt securities, with an emphasis on the higher rated segment of the high-yield (junk bond) market.

RiverSource VP - Mid Cap Growth Fund invests primarily in common stocks of mid-capitalization companies.

RiverSource VP - Mid Cap Value Fund invests primarily in equity securities of mid-capitalization companies.

RiverSource VP - S&P 500 Index Fund invests primarily in common stocks included in the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

RiverSource VP - Short Duration U.S. Government Fund invests primarily in debt securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities.

Seligman VP - Growth Fund invests primarily in common stocks of large U.S. companies that fall within the range of the Russell 1000(R) Growth Index.

Seligman VP - Larger-Cap Value Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion.

Seligman VP - Smaller-Cap Value Fund invests primarily in equity securities of companies with market capitalization of up to $2 billion or that fall within the range of the Russell 2000(R) Index at the time of investment.

Threadneedle VP - Emerging Markets Fund invests primarily in equity securities of companies in emerging market countries.

Threadneedle VP - International Opportunity Fund invests primarily in equity securities of foreign issuers that are believed to offer strong growth potential.


--------------------------------------------------------------------------------
312  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

You may not buy (nor will you own) shares of the Funds directly. Shares of the Funds are offered to RiverSource Life Insurance Company (RiverSource Life) and RiverSource Life Insurance Company of New York (RiverSource Life of NY), each a subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial) and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in each Fund.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on each Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by each Fund's Board of Trustees (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, the parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Funds, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities in all Funds, except RiverSource VP - Cash Management Fund, maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Investments in money market funds are valued at net asset value. Pursuant to Rule 2a-7 of the 1940 Act, securities in RiverSource VP - Cash Management Fund are valued daily at amortized cost, which approximates market value. When such valuations do not reflect market value, securities may be valued as determined in accordance with procedures adopted by the Board.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  313

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statements of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. At Dec. 31, 2009, foreign currency holdings are as follows:

RiverSource VP - Balanced Fund holdings were entirely comprised of Mexican pesos.

RiverSource VP - Diversified Bond Fund holdings were entirely comprised of Mexican pesos.

RiverSource VP - Dynamic Equity Fund holdings were entirely comprised of Swiss Francs.

RiverSource VP - Global Bond Fund consisted of multiple denominations, primarily European monetary units.

RiverSource VP - Global Inflation Protected Securities Fund consisted of multiple denominations.

Threadneedle VP - Emerging Markets Fund consisted of multiple denominations, primarily Brazilian reais.

Threadneedle VP - International Opportunity Fund consisted of multiple denominations, primarily Brazilian reais.

REPURCHASE AGREEMENTS
The Funds may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Funds' custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of securities held as collateral for repurchase agreements is monitored to ensure the existence of the proper level of collateral.

ILLIQUID SECURITIES
At Dec. 31, 2009, investments in securities included issues that are illiquid which the Funds currently limit to 15% of net assets except RiverSource VP - Cash Management Fund, which limits investments in securities that are illiquid to 10% of net assets, at market value, at the time of purchase. The aggregate value of such securities at Dec. 31, 2009 is as follows:

                                                                                     PERCENTAGE
FUND                                                                     VALUE     OF NET ASSETS
------------------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value                          $ 2,208,166       0.11%
RiverSource VP -- Balanced Fund                                           962,314       0.09%
RiverSource VP -- Diversified Bond Fund                                 1,784,510       0.03%
RiverSource VP -- Diversified Equity Income Fund                       45,602,401       1.18%
RiverSource VP -- High Yield Bond Fund                                  5,743,090       0.79%
RiverSource VP -- Income Opportunities Fund                             1,242,498       0.06%
Seligman VP -- Larger-Cap Value Fund                                           --       0.00%
Threadneedle VP -- Emerging Markets Fund                               31,555,924       3.46%


Certain illiquid securities may be valued, in good faith, by management at fair value according to procedures approved by the Board. According to Board guidelines, certain unregistered securities are determined to be liquid and are not included within the 15% (10% for RiverSource VP - Cash Management Fund) limitation specified above. Assets are liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the asset is valued by each Fund.


--------------------------------------------------------------------------------
314  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Funds on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect each Fund's net assets the same as owned securities. Each Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Dec. 31, 2009, the outstanding when-issued securities and other forward-commitments for the Funds are as follows:

                                                                  WHEN-ISSUED          OTHER
FUND                                                              SECURITIES    FORWARD-COMMITMENTS
---------------------------------------------------------------------------------------------------
RiverSource VP -- Balanced Fund                                 $   85,548,412       $       --
RiverSource VP -- Diversified Bond Fund                          1,160,010,755               --
RiverSource VP -- High Yield Bond Fund                                      --        5,540,058
RiverSource VP -- Income Opportunities Fund                                 --        7,320,350
RiverSource VP -- Short Duration U.S. Government Fund               57,225,085               --


Certain Funds also may enter into transactions to sell purchase commitments to third parties at current market values and concurrently acquire other purchase commitments for similar securities at later dates. As an inducement for the Funds to "roll over" their purchase commitments, the Funds receive negotiated amounts in the form of reductions of the purchase price of the commitment. The Funds record the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Losses may arise due to changes in the value of the securities or if a counterparty does not perform under the terms of the agreement. If a counterparty files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. RiverSource VP - Balanced Fund, RiverSource VP - Diversified Bond Fund and RiverSource VP - Short Duration U.S. Government Fund entered into mortgage dollar roll transactions during the year ended Dec. 31, 2009.

FORWARD SALE COMMITMENTS
Certain Funds may enter into forward sale commitments to hedge their portfolio positions or to sell mortgage-backed securities they own under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Funds realize a gain or loss. If the Funds deliver securities under the commitment, the Funds realize a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the Notes to Portfolio of Investments. At Dec. 31, 2009, RiverSource VP - Short Duration U.S. Government Fund had outstanding forward sale commitments.

GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
For federal income tax purposes, each Fund is treated as a separate entity.

RiverSource Partners VP - Fundamental Value Fund, RiverSource Partners VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Dynamic Equity Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, Seligman VP - Growth Fund, Seligman VP - Larger-Cap Value Fund and Seligman VP - Smaller-Cap Value Fund are treated as partnerships for federal income tax purposes, and these Funds do not expect to make regular distributions. These Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of these Funds are subject to tax on their distributive share of each Fund's income and loss. The components of each of these Funds' net assets are reported at the partner level for tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  315

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Short Duration U.S. Government Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund are each treated as a separate regulated investment company for federal income tax purposes. Each of these Funds' policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies (RICs) and to distribute substantially all of its taxable income (which includes net short-term capital gains) to the subaccounts. No provision for income or excise taxes is thus required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Funds are evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS
Distributions to the subaccounts are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income are declared daily and distributed quarterly, when available, for RiverSource VP - Cash Management Fund. Dividends from net investment income are declared and distributed quarterly, when available, for RiverSource VP - Global Bond Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund. Dividends from net investment income are declared and distributed annually, when available, for RiverSource VP - Diversified Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund and RiverSource VP - Short Duration U.S. Government Fund. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to RICs.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Funds may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Funds may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Funds, except RiverSource VP - Cash Management Fund, may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Funds' securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency

--------------------------------------------------------------------------------
316  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Funds will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statements of Assets and Liabilities.

FUTURES TRANSACTIONS
The Funds, except RiverSource VP - Cash Management Fund, may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Funds may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Funds bear the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

OPTION TRANSACTIONS
The Funds, except RiverSource VP - Cash Management Fund, may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter (OTC) markets to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Funds may also buy and sell put and call options and write covered call options on portfolio securities.

Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Funds to secure certain OTC options trades. Cash collateral held or posted by the Funds for such option trades must be returned to the counterparty or the Funds upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Funds. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the NYSE. The Funds will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Funds will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. A Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts. The maximum payout amount for written put options on RiverSource VP - Diversified Bond Fund is not readily determinable since any future payments the Fund could be required to make if the option is exercised are dependent upon future interest rates which are currently not known.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  317

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

CREDIT DEFAULT SWAP TRANSACTIONS
Certain Funds may enter into credit default swap transactions to increase or decrease their credit exposure to an issuer of debt securities, a specific debt security, or an index of issuers or debt securities. Additionally, credit default swaps may be used to hedge the Funds' exposure on debt securities that they own or in lieu of selling such debt securities.

As the purchaser of a credit default swap contract, the Funds purchase protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If the credit event specified in the contract occurs, the Funds will be required to deliver either the reference obligation or an equivalent cash amount to the protection seller and in exchange, the Funds will receive the notional amount from the seller. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain
(loss).

As the seller of a credit default swap contract, the Funds sell protection to a buyer and will generally receive a periodic interest rate on the notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If the credit event specified in the contract occurs, the Funds will receive the reference obligation or an equivalent cash amount in exchange for the payment of the notional amount to the protection buyer. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Funds could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. Notional amounts of all credit default swap contracts outstanding for which the Funds are the seller of protection (if any) are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments. These potential amounts may be partially offset by any recovery values of the respective reference obligations or premiums received upon entering into the agreement.

As a protection seller, the Funds bear the risk of loss from the credit events specified in the contract. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. Market values for credit default swap contracts in which the Funds are the seller of protection (if any) are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.

The notional amounts and market values of credit default swap contracts are not recorded in the financial statements. Any premium paid or received by the Funds upon entering into a credit default swap contract is recorded as an asset or liability and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded. Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. The Funds will enter into credit default swap transactions only with counterparties that meet certain standards of creditworthiness.

TOTAL RETURN SWAP TRANSACTIONS
Certain Funds may enter into total return swap transactions to gain exposure to the total return on a specified reference security, a basket of reference securities or a reference security index during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap transactions may be used to obtain exposure to a security or market without owning or taking physical custody of such reference security or securities in a market.

The notional amounts of total return swap contracts are not recorded in the financial statements. Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Funds will realize a gain or (loss). Periodic payments received (or made) by the Funds over the term of the contract are recorded as realized gains (losses).

Total return swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Funds to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap transactions is unlimited based on the potential for unlimited increases in the market value of the reference securities. This risk may be offset if the Funds hold any of the reference securities. The risk

--------------------------------------------------------------------------------
318  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


in the case of long total return swap transactions is limited to the current notional amount of the total return swap. Total return swaps are also subject to the risk of the counterparty not fulfilling its obligations under the contract. The counterparty risk may be offset by any collateral held by the Funds related to the swap transactions.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of each Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; the impact of derivative transactions on each Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolios of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any. Tables are presented only for those funds which had derivatives outstanding at Dec. 31, 2009, or which had derivatives transactions during the year ended Dec. 31, 2009.

RiverSource Partners VP - Fundamental Value Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


              AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
                                                                              FORWARD
                                                                              FOREIGN
                                                                              CURRENCY
RISK EXPOSURE CATEGORY                                                       CONTRACTS
----------------------------------------------------------------------------------------
Foreign exchange contracts                                                      $ 3
----------------------------------------------------------------------------------------
Total                                                                           $ 3
----------------------------------------------------------------------------------------


     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
                                                                              FORWARD
                                                                              FOREIGN
                                                                              CURRENCY
RISK EXPOSURE CATEGORY                                                       CONTRACTS
----------------------------------------------------------------------------------------
Foreign exchange contracts                                                      $--
----------------------------------------------------------------------------------------
Total                                                                           $--
----------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. During the year ended Dec. 31, 2009, the Fund entered into and closed 2 forward foreign currency contracts, of which, the average gross notional amount was $174,000.

RiverSource VP - Balanced Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009


                              ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                  -----------------------------------------    -----------------------------------------------
RISK EXPOSURE          STATEMENT OF ASSETS                          STATEMENT OF ASSETS
CATEGORY            AND LIABILITIES LOCATION     FAIR VALUE      AND LIABILITIES LOCATION     FAIR VALUE
--------------------------------------------------------------------------------------------------------
Interest rate     N/A                                          Net assets -- unrealized
  contracts                                          N/A       depreciation on investments     $597,188*
--------------------------------------------------------------------------------------------------------
Total                                                N/A                                       $597,188
--------------------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  319

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


                     AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------------------------------------
                                                           FORWARD
                                                           FOREIGN
                                                           CURRENCY
RISK EXPOSURE CATEGORY                                    CONTRACTS    FUTURES     SWAPS      TOTAL
------------------------------------------------------------------------------------------------------------
Credit contracts                                            $   --   $        --  $49,029  $    49,029
------------------------------------------------------------------------------------------------------------
Equity contracts                                                --    (3,926,721)      --  $(3,926,721)
------------------------------------------------------------------------------------------------------------
Foreign exchange contracts                                   8,315            --       --  $     8,315
------------------------------------------------------------------------------------------------------------
Interest rate contracts                                         --    (2,115,170)      --  $(2,115,170)
------------------------------------------------------------------------------------------------------------
Total                                                       $8,315   $(6,041,891) $49,029  $(5,984,547)
------------------------------------------------------------------------------------------------------------




            CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------------------------------------------
                                                            FORWARD
                                                            FOREIGN
                                                            CURRENCY
RISK EXPOSURE CATEGORY                                     CONTRACTS   FUTURES     SWAPS      TOTAL
-----------------------------------------------------------------------------------------------------------
Credit contracts                                              $--     $      --  $(221,679) $(221,679)
-----------------------------------------------------------------------------------------------------------
Equity contracts                                               --      (718,021)        --  $(718,021)
-----------------------------------------------------------------------------------------------------------
Foreign exchange contracts                                     --            --         --  $      --
-----------------------------------------------------------------------------------------------------------
Interest rate contracts                                        --       849,426         --  $ 849,426
-----------------------------------------------------------------------------------------------------------
Total                                                         $--     $ 131,405  $(221,679) $ (90,274)
-----------------------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. During the year ended Dec. 31, 2009, the Fund entered into and closed 3 forward foreign currency contracts, of which, the average gross notional amount was $216,000.

FUTURES
The gross notional amount of long and short contracts outstanding was $31.7 million and $68.4 million, respectively, at Dec. 31, 2009. The monthly average gross notional amounts for long and short contracts was $28.4 million and $28.3 million, respectively, for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.

SWAPS
At Dec. 31, 2009, the Fund had no outstanding swap contracts. The monthly average gross notional amount for these contracts was $1.9 million for the year ended Dec. 31, 2009.

RiverSource VP - Diversified Bond Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009


                              ASSET DERIVATIVES                            LIABILITY DERIVATIVES
                  ----------------------------------------    -----------------------------------------------
RISK EXPOSURE         STATEMENT OF ASSETS                         STATEMENT OF ASSETS
CATEGORY            AND LIABILITIES LOCATION    FAIR VALUE      AND LIABILITIES LOCATION     FAIR VALUE
-------------------------------------------------------------------------------------------------------
Foreign exchange  Unrealized appreciation on                  Unrealized depreciation on
  contracts       forward foreign currency                    forward foreign currency
                  contracts                     $1,561,803    contracts                     $   577,105
-------------------------------------------------------------------------------------------------------
Interest rate     N/A                                         Net assets -- unrealized
  contracts                                            N/A    depreciation on investments     1,715,557*
-------------------------------------------------------------------------------------------------------
Interest rate     N/A                                         Options contracts written,
  contracts                                            N/A    at value                       15,710,634
-------------------------------------------------------------------------------------------------------
Total                                           $1,561,803                                  $18,003,296
-------------------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
320  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


                       AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------------------------
                                                    FORWARD
                                                    FOREIGN
                                                   CURRENCY
RISK EXPOSURE CATEGORY                             CONTRACTS    FUTURES     OPTIONS    SWAPS      TOTAL
----------------------------------------------------------------------------------------------------------------
Credit contracts                                  $       --  $        --  $     --  $340,047  $   340,047
----------------------------------------------------------------------------------------------------------------
Foreign exchange contracts                         1,493,591           --        --        --  $ 1,493,591
----------------------------------------------------------------------------------------------------------------
Interest rate contracts                                   --   (8,681,891)  402,749        --  $(8,279,142)
----------------------------------------------------------------------------------------------------------------
Total                                             $1,493,591  $(8,681,891) $402,749  $340,047  $(6,445,504)
----------------------------------------------------------------------------------------------------------------




               CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------------------------------------------------
                                                  FORWARD
                                                  FOREIGN
                                                  CURRENCY
RISK EXPOSURE CATEGORY                           CONTRACTS    FUTURES     OPTIONS     SWAPS        TOTAL
-----------------------------------------------------------------------------------------------------------------
Credit contracts                                   $   --   $        --  $     --  $(1,434,596) $(1,434,596)
-----------------------------------------------------------------------------------------------------------------
Foreign exchange contracts                          3,823            --        --           --  $     3,823
-----------------------------------------------------------------------------------------------------------------
Interest rate contracts                                --    44,949,400   (45,366)          --  $44,904,034
-----------------------------------------------------------------------------------------------------------------
Total                                              $3,823   $44,949,400  $(45,366) $(1,434,596) $43,473,261
-----------------------------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $112.9 million at Dec. 31, 2009. The monthly average gross notional amount for these contracts was $99.9 million for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.

FUTURES
The gross notional amount of long and short contracts outstanding was $329.5 million and $861.2 million, respectively, at Dec. 31, 2009. The monthly average gross notional amounts for long and short contracts was $241.8 million and $457.8 million, respectively, for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.

SWAPS
At Dec. 31, 2009, the Fund had no outstanding swap contracts. The monthly average gross notional amount for these contracts was $12.8 million for the year ended Dec. 31, 2009.

OPTIONS
The gross notional amount of contracts outstanding was $240 million at Dec. 31, 2009. The monthly average gross notional amount for these contracts was $36.9 million for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  321

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

RiverSource VP - Diversified Equity Income Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


              AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
                                                                                FORWARD
                                                                                FOREIGN
                                                                                CURRENCY
RISK EXPOSURE CATEGORY                                                         CONTRACTS
----------------------------------------------------------------------------------------------
Foreign exchange contracts                                                      $(18,077)
----------------------------------------------------------------------------------------------
Total                                                                           $(18,077)
----------------------------------------------------------------------------------------------


     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
                                                                                FORWARD
                                                                                FOREIGN
                                                                                CURRENCY
RISK EXPOSURE CATEGORY                                                         CONTRACTS
----------------------------------------------------------------------------------------
Foreign exchange contracts                                                      $     --
----------------------------------------------------------------------------------------
Total                                                                           $     --
----------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. During the year ended Dec. 31 2009, the Fund entered into and closed 11 forward foreign currency contracts, of which, the average gross notional amount was $647,000.

RiverSource VP - Dynamic Equity Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009


                              ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                  -----------------------------------------    -----------------------------------------------
RISK EXPOSURE          STATEMENT OF ASSETS                        STATEMENT OF ASSETS AND
CATEGORY            AND LIABILITIES LOCATION     FAIR VALUE        LIABILITIES LOCATION       FAIR VALUE
--------------------------------------------------------------------------------------------------------
Equity contracts  N/A                                          Net assets -- unrealized
                                                     N/A       depreciation on investments      $55,915*
--------------------------------------------------------------------------------------------------------
Total                                                N/A                                        $55,915
--------------------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


                    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                            FUTURES     OPTIONS      TOTAL
---------------------------------------------------------------------------------------------------------
Equity contracts                                                $(3,998,966) $(535,361) $(4,534,327)
---------------------------------------------------------------------------------------------------------
Total                                                           $(3,998,966) $(535,361) $(4,534,327)
---------------------------------------------------------------------------------------------------------


           CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                            FUTURES     OPTIONS      TOTAL
---------------------------------------------------------------------------------------------------
Equity contracts                                                $  (674,816) $ 421,462  $  (253,354)
---------------------------------------------------------------------------------------------------
Total                                                           $  (674,816) $ 421,462  $  (253,354)
---------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
322  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts outstanding was $10.3 million at Dec. 31, 2009. The monthly average gross notional amount for long contracts was $15.7 million for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.

RiverSource VP - Global Bond Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009


                              ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                  -----------------------------------------    -----------------------------------------------
RISK EXPOSURE          STATEMENT OF ASSETS                          STATEMENT OF ASSETS
CATEGORY            AND LIABILITIES LOCATION     FAIR VALUE      AND LIABILITIES LOCATION     FAIR VALUE
--------------------------------------------------------------------------------------------------------
Foreign exchange  Unrealized appreciation on                   Unrealized depreciation on
  contracts       forward foreign currency                     forward foreign currency
                  contracts                        $1,181      contracts                      $4,098,063
--------------------------------------------------------------------------------------------------------
Interest rate     N/A                                          Net assets -- unrealized
  contracts                                           N/A      depreciation on investments       635,516*
--------------------------------------------------------------------------------------------------------
Total                                              $1,181                                     $4,733,579
--------------------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


                    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------------------------------------
                                                                 FORWARD
                                                                 FOREIGN
                                                                 CURRENCY
RISK EXPOSURE CATEGORY                                          CONTRACTS     FUTURES      TOTAL
---------------------------------------------------------------------------------------------------------
Foreign exchange contracts                                     $ 6,920,208  $       --  $ 6,920,208
---------------------------------------------------------------------------------------------------------
Interest rate contracts                                                 --   1,504,993  $ 1,504,993
---------------------------------------------------------------------------------------------------------
Total                                                          $ 6,920,208  $1,504,993  $ 8,425,201
---------------------------------------------------------------------------------------------------------


           CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------------------------------------
                                                                 FORWARD
                                                                 FOREIGN
                                                                 CURRENCY
RISK EXPOSURE CATEGORY                                          CONTRACTS     FUTURES      TOTAL
---------------------------------------------------------------------------------------------------------
Foreign exchange contracts                                     $(2,254,132) $       --  $(2,254,132)
---------------------------------------------------------------------------------------------------------
Interest rate contracts                                                 --     319,383  $   319,383
---------------------------------------------------------------------------------------------------------
Total                                                          $(2,254,132) $  319,383  $(1,934,749)
---------------------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $97.5 million at Dec. 31, 2009. The monthly average gross notional amount for these contracts was $100.7 million for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.

FUTURES
The gross notional amount of long contracts outstanding was $85 million at Dec. 31, 2009. The monthly average gross notional amounts for long and short contracts was $96.9 million and $24.9 million, respectively, for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  323

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

RiverSource VP - Global Inflation Protected Securities Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009


                              ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                  -----------------------------------------    ----------------------------------------------
RISK EXPOSURE         STATEMENT OF ASSETS                          STATEMENT OF ASSETS
CATEGORY            AND LIABILITIES LOCATION     FAIR VALUE      AND LIABILITIES LOCATION    FAIR VALUE
-------------------------------------------------------------------------------------------------------
Foreign exchange  Unrealized appreciation on                   Unrealized depreciation on
  contracts       forward foreign currency                     forward foreign currency
                  contracts                     $29,503,604    contracts                     $  555,553
-------------------------------------------------------------------------------------------------------
Interest rate     N/A                                          Net assets -- unrealized
  contracts                                             N/A    depreciation on investments    2,396,302*
-------------------------------------------------------------------------------------------------------
Total                                           $29,503,604                                  $2,951,855
-------------------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


                    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------------------
                                                                 FORWARD
                                                                 FOREIGN
                                                                CURRENCY
RISK EXPOSURE CATEGORY                                          CONTRACTS     FUTURES       TOTAL
----------------------------------------------------------------------------------------------------------
Foreign exchange contracts                                    $(61,107,182) $       --  $(61,107,182)
----------------------------------------------------------------------------------------------------------
Interest rate contracts                                                 --   3,120,272  $  3,120,272
----------------------------------------------------------------------------------------------------------
Total                                                         $(61,107,182) $3,120,272  $(57,986,910)
----------------------------------------------------------------------------------------------------------




          CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------------------------------------
                                                                 FORWARD
                                                                 FOREIGN
                                                                 CURRENCY
RISK EXPOSURE CATEGORY                                          CONTRACTS    FUTURES      TOTAL
--------------------------------------------------------------------------------------------------------
Foreign exchange contracts                                     $22,310,569  $      --  $22,310,569
--------------------------------------------------------------------------------------------------------
Interest rate contracts                                                 --   (324,585) $  (324,585)
--------------------------------------------------------------------------------------------------------
Total                                                          $22,310,569  $(324,585) $21,985,984
--------------------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
The gross notional amount of contracts outstanding was $1,102.6 million at Dec. 31, 2009. The monthly average gross notional amount for these contracts was $743.5 million for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.

FUTURES
The gross notional amount of long and short contracts outstanding was $171.5 million and $270.6 million, respectively, at Dec. 31, 2009. The monthly average gross notional amounts for long and short contracts was $59.9 million and $84.2 million, respectively, for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.


--------------------------------------------------------------------------------
324  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

RiverSource VP - Mid Cap Growth Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


               AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
-----------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                                          OPTIONS
-----------------------------------------------------------------------------------------------
Equity contracts                                                              $(6,815,987)
-----------------------------------------------------------------------------------------------
Total                                                                         $(6,815,987)
-----------------------------------------------------------------------------------------------



     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                                          OPTIONS
---------------------------------------------------------------------------------------------
Equity contracts                                                                  $--
---------------------------------------------------------------------------------------------
Total                                                                             $--
---------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
OPTIONS
At Dec. 31, 2009, the Fund had no outstanding options contracts. The monthly average gross notional amount for these contracts was $15.3 million for the year ended Dec. 31, 2009.

RiverSource VP - S&P 500 Index Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009


                              ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                  -----------------------------------------    -----------------------------------------------
RISK EXPOSURE          STATEMENT OF ASSETS                          STATEMENT OF ASSETS
CATEGORY            AND LIABILITIES LOCATION     FAIR VALUE      AND LIABILITIES LOCATION     FAIR VALUE
--------------------------------------------------------------------------------------------------------
Equity contracts  Net assets -- unrealized                     N/A
                  appreciation on investments      $1,452*                                        N/A
--------------------------------------------------------------------------------------------------------
Total                                              $1,452                                         N/A
--------------------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


              AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
---------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                                          FUTURES
---------------------------------------------------------------------------------------------
Equity contracts                                                               $351,340
---------------------------------------------------------------------------------------------
Total                                                                          $351,340
---------------------------------------------------------------------------------------------



     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                                          FUTURES
----------------------------------------------------------------------------------------------
Equity contracts                                                               $(152,731)
----------------------------------------------------------------------------------------------
Total                                                                          $(152,731)
----------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts outstanding was $1.9 million at Dec. 31, 2009. The monthly average gross notional amounts for long contracts was $1.9 million for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  325

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

RiverSource VP - Short Duration U.S. Government Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009


                              ASSET DERIVATIVES                             LIABILITY DERIVATIVES
                  -----------------------------------------    -----------------------------------------------
RISK EXPOSURE          STATEMENT OF ASSETS                          STATEMENT OF ASSETS
CATEGORY            AND LIABILITIES LOCATION     FAIR VALUE      AND LIABILITIES LOCATION     FAIR VALUE
--------------------------------------------------------------------------------------------------------
Interest rate     N/A                                          Net assets -- unrealized
  contracts                                          N/A       depreciation on investments     $893,820*
--------------------------------------------------------------------------------------------------------
Total                                                N/A                                       $893,820
--------------------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


                  AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
------------------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                              FUTURES   OPTIONS    TOTAL
------------------------------------------------------------------------------------------------------
Interest rate contracts                                            $(552,966) $38,776  $(514,190)
------------------------------------------------------------------------------------------------------
Total                                                              $(552,966) $38,776  $(514,190)
------------------------------------------------------------------------------------------------------



          CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
-------------------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                              FUTURES   OPTIONS     TOTAL
-------------------------------------------------------------------------------------------------------
Interest rate contracts                                           $1,821,731    $--    $1,821,731
-------------------------------------------------------------------------------------------------------
Total                                                             $1,821,731    $--    $1,821,731
-------------------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long and short contracts outstanding was $74.6 million and $7.7 million, respectively, at Dec. 31, 2009. The monthly average gross notional amounts for long and short contracts was $96.5 million and $43.3 million, respectively, for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.

OPTIONS
At Dec. 31, 2009, the Fund had no outstanding options contracts. During the year ended Dec. 31, 2009, the Fund entered into and closed 207 options contracts, of which, the average gross notional amount was $118,000.

Seligman VP - Growth Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


              AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                                          OPTIONS
----------------------------------------------------------------------------------------------
Equity contracts                                                               $(479,585)
----------------------------------------------------------------------------------------------
Total                                                                          $(479,585)
----------------------------------------------------------------------------------------------




     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                                                          OPTIONS
----------------------------------------------------------------------------------------------
Equity contracts                                                               $ 259,374
----------------------------------------------------------------------------------------------
Total                                                                          $ 259,374
----------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
OPTIONS
At Dec. 31, 2009, the Fund had no outstanding options contracts. During the year ended Dec. 31, 2009, the Fund's transactions in options contracts were limited to the expiration of those contracts open at the beginning of the year.


--------------------------------------------------------------------------------
326  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Threadneedle VP - Emerging Markets Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


              AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
                                                                                FORWARD
                                                                                FOREIGN
                                                                                CURRENCY
RISK EXPOSURE CATEGORY                                                         CONTRACTS
----------------------------------------------------------------------------------------------
Foreign exchange contracts                                                      $650,401
----------------------------------------------------------------------------------------------
Total                                                                           $650,401
----------------------------------------------------------------------------------------------



     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
                                                                                FORWARD
                                                                                FOREIGN
                                                                                CURRENCY
RISK EXPOSURE CATEGORY                                                         CONTRACTS
----------------------------------------------------------------------------------------------
Foreign exchange contracts                                                        $--
----------------------------------------------------------------------------------------------
Total                                                                             $--
----------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $2.5 million for the year ended Dec. 31, 2009.

Threadneedle VP - International Opportunity Fund

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009
At Dec. 31, 2009, the Fund had no outstanding derivatives.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DEC. 31, 2009


              AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
                                                                                FORWARD
                                                                                FOREIGN
                                                                                CURRENCY
RISK EXPOSURE CATEGORY                                                         CONTRACTS
----------------------------------------------------------------------------------------------
Foreign exchange contracts                                                      $148,819
----------------------------------------------------------------------------------------------
Total                                                                           $148,819
----------------------------------------------------------------------------------------------



     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
----------------------------------------------------------------------------------------------
                                                                                FORWARD
                                                                                FOREIGN
                                                                                CURRENCY
RISK EXPOSURE CATEGORY                                                         CONTRACTS
----------------------------------------------------------------------------------------------
Foreign exchange contracts                                                      $(8,462)
----------------------------------------------------------------------------------------------
Total                                                                           $(8,462)
----------------------------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FORWARD FOREIGN CURRENCY CONTRACTS
At Dec. 31, 2009, the Fund had no outstanding forward foreign currency contracts. The monthly average gross notional amount for these contracts was $200,000 for the year ended Dec. 31, 2009.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  327

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
The Funds have an Investment Management Services Agreement with the Investment Manager for managing investments, record keeping and other services that are based solely on the assets of each Fund. The management fee is an annual fee that is equal to a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The annual percentage range for each Fund is as follows:

FUND                                                                       PERCENTAGE RANGE
-------------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund                          0.730% to 0.600%
RiverSource Partners VP -- Select Value Fund                               0.780% to 0.650%
RiverSource Partners VP -- Small Cap Value Fund                            0.970% to 0.870%
RiverSource VP -- Balanced Fund                                            0.530% to 0.350%
RiverSource VP -- Cash Management Fund                                     0.330% to 0.150%
RiverSource VP -- Diversified Bond Fund                                    0.480% to 0.290%
RiverSource VP -- Diversified Equity Income Fund                           0.600% to 0.375%
RiverSource VP -- Dynamic Equity Fund                                      0.600% to 0.375%
RiverSource VP -- Global Bond Fund                                         0.720% to 0.520%
RiverSource VP -- Global Inflation Protected Securities Fund               0.440% to 0.250%
RiverSource VP -- High Yield Bond Fund                                     0.590% to 0.360%
RiverSource VP -- Income Opportunities Fund                                0.610% to 0.380%
RiverSource VP -- Mid Cap Growth Fund                                      0.700% to 0.475%
RiverSource VP -- Mid Cap Value Fund                                       0.700% to 0.475%
RiverSource VP -- S&P 500 Index Fund                                       0.220% to 0.120%
RiverSource VP -- Short Duration U.S. Government Fund                      0.480% to 0.250%
Seligman VP -- Growth Fund                                                 0.600% to 0.375%
Seligman VP -- Larger-Cap Value Fund                                       0.600% to 0.375%
Seligman VP -- Smaller-Cap Value Fund                                      0.790% to 0.665%
Threadneedle VP -- Emerging Markets Fund                                   1.100% to 0.900%
Threadneedle VP -- International Opportunity Fund                          0.800% to 0.570%


For the following Funds, the fee may be adjusted upward or downward by a performance incentive adjustment with a maximum adjustment of 0.08% for RiverSource VP - Balanced Fund and 0.12% for each remaining Fund. The adjustment is determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one share of each Fund and the annualized performance of the stated index, up to the maximum percentage of each Fund's average daily net assets. In certain circumstances, the Board may approve a change in the index. If the performance difference is less than 0.50%, the adjustment will be zero. The index name and the amount the fee was increased (decreased) for each Fund for the year ended Dec. 31, 2009, is as follows:

                                                                                                       INCREASE
FUND                                                                   INDEX NAME                     (DECREASE)
----------------------------------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund   Lipper Large-Cap Core Funds Index                $  (398,999)
RiverSource Partners VP -- Select Value Fund        Lipper Mid-Cap Value Funds Index                       3,589
RiverSource Partners VP -- Small Cap Value Fund     Lipper Small-Cap Value Funds Index                   623,579
RiverSource VP -- Balanced Fund                     Lipper Balanced Funds Index                         (713,641)
RiverSource VP -- Diversified Equity Income Fund    Lipper Equity Income Funds Index                  (2,265,646)
RiverSource VP -- Dynamic Equity Fund               Lipper Large-Cap Core Funds Index                 (1,912,717)
RiverSource VP -- Mid Cap Growth Fund               Lipper Mid-Cap Growth Funds Index                    313,533
RiverSource VP -- Mid Cap Value Fund                Lipper Mid-Cap Value Funds Index                    (284,507)
Seligman VP -- Growth Fund                          Lipper Large-Cap Growth Funds Index                 (191,672)
Seligman VP -- Larger-Cap Value Fund                Lipper Large-Cap Value Funds Index                       772
Seligman VP -- Smaller-Cap Value Fund               Lipper Small-Cap Core Funds Index                      3,613
Threadneedle VP -- Emerging Markets Fund            Lipper Emerging Markets Funds Index                   (7,088)
Threadneedle VP -- International Opportunity Fund   Lipper International Large-Cap Core Funds Index      346,649




--------------------------------------------------------------------------------
328  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

The management fee for the year ended Dec. 31, 2009, including the adjustment under the terms of the performance incentive arrangement, if any, is the following percentage of each Fund's average daily net assets:

FUND                                                                          PERCENTAGE
----------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund                                0.68%
RiverSource Partners VP -- Select Value Fund                                     0.81%
RiverSource Partners VP -- Small Cap Value Fund                                  0.99%
RiverSource VP -- Balanced Fund                                                  0.46%
RiverSource VP -- Cash Management Fund                                           0.33%
RiverSource VP -- Diversified Bond Fund                                          0.44%
RiverSource VP -- Diversified Equity Income Fund                                 0.50%
RiverSource VP -- Dynamic Equity Fund                                            0.44%
RiverSource VP -- Global Bond Fund                                               0.66%
RiverSource VP -- Global Inflation Protected Securities Fund                     0.43%
RiverSource VP -- High Yield Bond Fund                                           0.59%
RiverSource VP -- Income Opportunities Fund                                      0.60%
RiverSource VP -- Mid Cap Growth Fund                                            0.80%
RiverSource VP -- Mid Cap Value Fund                                             0.58%
RiverSource VP -- S&P 500 Index Fund                                             0.22%
RiverSource VP -- Short Duration U.S. Government Fund                            0.48%
Seligman VP -- Growth Fund                                                       0.52%
Seligman VP -- Larger-Cap Value Fund                                             0.61%
Seligman VP -- Smaller-Cap Value Fund                                            0.80%
Threadneedle VP -- Emerging Markets Fund                                         1.08%
Threadneedle VP -- International Opportunity Fund                                0.85%


SUBADVISORY AGREEMENTS
The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. to subadvise the assets of RiverSource Partners VP - Fundamental Value Fund.

The Investment Manager has Subadvisory Agreements with Systematic Financial Management, L.P. (Systematic) and WEDGE Capital Management L.L.P. (WEDGE), each of which subadvises a portion of the assets of RiverSource Partners VP - Select Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. Effective Feb. 22, 2010, both Systematic and WEDGE will be replaced with Goldman Sachs Asset Management, L.P.

The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, Inc., Donald Smith & Co., Inc., River Road Asset Management, LLC, Denver Investment Advisors LLC and Turner Investment Partners, Inc., each of which subadvises a portion of the assets of RiverSource Partners VP - Small Cap Value Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the Fund's shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations.

The Investment Manager has a Subadvisory Agreement with Threadneedle International Limited, an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to subadvise the assets of Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund.

The Investment Manager contracts with and compensates each subadviser to manage the investment of the respective Funds' assets.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  329

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, each Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of each Fund's average daily net assets that declines as each Fund's net assets increase. The percentage range for each Fund and the percentage for the year ended Dec. 31, 2009, are as follows:

FUND                                                               PERCENTAGE RANGE  PERCENTAGE
-----------------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund                  0.060% to 0.030%     0.06%
RiverSource Partners VP -- Select Value Fund                       0.060% to 0.030%     0.06%
RiverSource Partners VP -- Small Cap Value Fund                    0.080% to 0.050%     0.08%
RiverSource VP -- Balanced Fund                                    0.060% to 0.030%     0.06%
RiverSource VP -- Cash Management Fund                             0.060% to 0.030%     0.06%
RiverSource VP -- Diversified Bond Fund                            0.070% to 0.040%     0.06%
RiverSource VP -- Diversified Equity Income Fund                   0.060% to 0.030%     0.05%
RiverSource VP -- Dynamic Equity Fund                              0.060% to 0.030%     0.06%
RiverSource VP -- Global Bond Fund                                 0.080% to 0.050%     0.08%
RiverSource VP -- Global Inflation Protected Securities Fund       0.070% to 0.040%     0.07%
RiverSource VP -- High Yield Bond Fund                             0.070% to 0.040%     0.07%
RiverSource VP -- Income Opportunities Fund                        0.070% to 0.040%     0.07%
RiverSource VP -- Mid Cap Growth Fund                              0.060% to 0.030%     0.06%
RiverSource VP -- Mid Cap Value Fund                               0.060% to 0.030%     0.06%
RiverSource VP -- S&P 500 Index Fund                               0.060% to 0.030%     0.06%
RiverSource VP -- Short Duration U.S. Government Fund              0.070% to 0.040%     0.07%
Seligman VP -- Growth Fund                                         0.060% to 0.030%     0.06%
Seligman VP -- Larger-Cap Value Fund                               0.060% to 0.030%     0.06%
Seligman VP -- Smaller-Cap Value Fund                              0.080% to 0.050%     0.08%
Threadneedle VP -- Emerging Markets Fund                           0.080% to 0.050%     0.08%
Threadneedle VP -- International Opportunity Fund                  0.080% to 0.050%     0.08%


OTHER FEES
Other expenses are for, among other things, certain expenses of each Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to each Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company are as follows:

FUND                                                                             AMOUNT
---------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund                               $ 5,820
RiverSource Partners VP -- Select Value Fund                                         81
RiverSource Partners VP -- Small Cap Value Fund                                   5,981
RiverSource VP -- Balanced Fund                                                   6,562
RiverSource VP -- Cash Management Fund                                           11,627
RiverSource VP -- Diversified Bond Fund                                          31,931
RiverSource VP -- Diversified Equity Income Fund                                 19,318
RiverSource VP -- Dynamic Equity Fund                                             9,121
RiverSource VP -- Global Bond Fund                                               10,146
RiverSource VP -- Global Inflation Protected Securities Fund                      6,804
RiverSource VP -- High Yield Bond Fund                                            3,756
RiverSource VP -- Income Opportunities Fund                                       5,242
RiverSource VP -- Mid Cap Growth Fund                                             1,868
RiverSource VP -- Mid Cap Value Fund                                              1,698
RiverSource VP -- S&P 500 Index Fund                                              1,316
RiverSource VP -- Short Duration U.S. Government Fund                             3,557
Seligman VP -- Growth Fund                                                        1,895
Seligman VP -- Larger-Cap Value Fund                                                 67
Seligman VP -- Smaller-Cap Value Fund                                               662
Threadneedle VP -- Emerging Markets Fund                                          5,303
Threadneedle VP -- International Opportunity Fund                                 3,701




--------------------------------------------------------------------------------
330  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of each Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of each Fund or other funds in the RiverSource Family of Funds. Each Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
The Funds have a Transfer Agency and Servicing agreement with RiverSource Service Corporation. The fee under this agreement is uniform for each of the Funds at an annual rate of 0.06% of each Fund's average daily net assets.

DISTRIBUTION FEES
The Funds have an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fee and expenses of acquired funds*), including any applicable adjustments under the terms of a performance incentive arrangement, were as follows:

FUND                                                                          PERCENTAGE
----------------------------------------------------------------------------------------
RiverSource Partners VP -- Select Value Fund                                     1.17%
RiverSource Partners VP -- Small Cap Value Fund                                  1.26%
RiverSource VP -- Cash Management Fund                                           0.47%
RiverSource VP -- Global Bond Fund                                               0.96%
Seligman VP -- Larger-Cap Value Fund                                             1.05%


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2010, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                                          PERCENTAGE
----------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund                                0.99%
RiverSource Partners VP -- Select Value Fund                                     1.14%
RiverSource Partners VP -- Small Cap Value Fund                                  1.20%
RiverSource VP -- Global Bond Fund                                               0.96%
RiverSource VP -- Global Inflation Protected Securities Fund                     0.74%
RiverSource VP -- Mid Cap Growth Fund                                            1.00%
RiverSource VP -- S&P 500 Index Fund                                             0.53%
Seligman VP -- Larger-Cap Value Fund                                             1.04%
Seligman VP -- Smaller-Cap Value Fund                                            1.12%


Effective May 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any applicable performance incentive adjustment, will not exceed the following percentage of each Fund's average daily net assets:

FUND                                                                          PERCENTAGE
----------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund                                0.99%
RiverSource Partners VP -- Select Value Fund                                     1.20%
RiverSource Partners VP -- Small Cap Value Fund                                  1.20%
RiverSource VP -- Global Bond Fund                                               0.97%
RiverSource VP -- Global Inflation Protected Securities Fund                     0.76%
RiverSource VP -- Mid Cap Growth Fund                                            1.08%
RiverSource VP -- S&P 500 Index Fund                                             0.53%
Seligman VP -- Larger-Cap Value Fund                                             1.05%
Seligman VP -- Smaller-Cap Value Fund                                            1.15%
Threadneedle VP -- Emerging Markets Fund                                         1.53%




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  331

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

From time to time, the Investment Manager and its affiliates may limit the expenses of RiverSource VP - Cash Management Fund for the purpose of increasing the yield. This expense limitation policy may be revised or terminated at any time without notice.

* In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

TEMPORARY MONEY MARKET FUND GUARANTY PROGRAM
On Oct. 6, 2008, RiverSource VP - Cash Management Fund (Cash Management) applied to participate in the initial term of the U.S. Department of Treasury's Temporary Guarantee Program for Money Market Funds (the Program) through Dec. 18, 2008 (the Initial Term), after obtaining the approval of the Board, including a majority of the independent trustees. On Dec. 2, 2008, the Board approved Cash Management's participation in an extension of the Program through April 30, 2009 (the First Extended Term). On April 8, 2009, the Board approved Cash Management's participation in an extension of the Program through Sept. 18, 2009 (the Second Extended Term). Cash Management filed the extension notice with the U.S. Department of Treasury on April 13, 2009 to participate in the Second Extended Term of the Program.

During the year ended Dec. 31, 2009, Cash Management paid an upfront fee to the U.S. Department of Treasury to participate in the Program. The fee to participate in the Second Extended Term of the Program through Sept. 18, 2009, required a payment in the amount of 0.023% of its net asset value as of Sept. 19, 2008. The fees were amortized over the period of the participation in the Program and are shown on Cash Management's Statement of Operations. The cost to participate was borne by Cash Management without regard to any contractual expense limitation currently in effect, if any. However, to the extent the Investment Manager voluntarily limited the expenses of the Fund for the purposes of supporting its yield, the cost to participate in the Program may have been absorbed by the Investment Manager. The Program expired after the close of business on Sept. 18, 2009.

5. SECURITIES TRANSACTIONS

For the year ended Dec. 31, 2009, cost of purchases and proceeds from sales or maturities of securities aggregated $10,332,445,149 and $11,077,569,774 respectively, for RiverSource VP - Cash Management Fund. Cost of purchases and proceeds from sales or maturities of securities (other than short-term obligations, but including any applicable mortgage dollar rolls) aggregated for each Fund are as follows:

FUND                                                                 PURCHASES         PROCEEDS
--------------------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund                 $   968,902,706  $   267,568,307
RiverSource Partners VP -- Select Value Fund                           11,779,910       13,608,514
RiverSource Partners VP -- Small Cap Value Fund                       569,482,621      546,772,829
RiverSource VP -- Balanced Fund                                     2,022,817,024    2,127,732,999
RiverSource VP -- Diversified Bond Fund                            24,704,449,014   23,918,435,846
RiverSource VP -- Diversified Equity Income Fund                    1,861,617,041    1,514,441,309
RiverSource VP -- Dynamic Equity Fund                                 878,892,036    1,080,590,311
RiverSource VP -- Global Bond Fund                                  1,252,992,257    1,115,014,204
RiverSource VP -- Global Inflation Protected Securities Fund        3,190,855,461    2,051,329,654
RiverSource VP -- High Yield Bond Fund                                627,446,369      641,814,977
RiverSource VP -- Income Opportunities Fund                         1,779,258,643      878,657,659
RiverSource VP -- Mid Cap Growth Fund                                 384,241,812      418,406,791
RiverSource VP -- Mid Cap Value Fund                                   90,782,157      166,381,795
RiverSource VP -- S&P 500 Index Fund                                   59,293,581       71,969,580
RiverSource VP -- Short Duration U.S. Government Fund               1,860,557,816    1,835,581,492
Seligman VP -- Growth Fund                                            371,620,611      462,237,555
Seligman VP -- Larger-Cap Value Fund                                    4,225,653        1,845,384
Seligman VP -- Smaller-Cap Value Fund                                   4,329,137       17,043,994
Threadneedle VP -- Emerging Markets Fund                            1,177,012,398    1,404,156,997
Threadneedle VP -- International Opportunity Fund                     452,303,872      540,861,892


Realized gains and losses on investment sales are determined on an identified cost basis.


--------------------------------------------------------------------------------
332  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

6. SHARE TRANSACTIONS

Transactions in shares for each Fund for the periods indicated are as follows:

                                                                   YEAR ENDED DEC. 31, 2009
                                                                      ISSUED FOR
                                                                      REINVESTED                         NET
FUND                                          SOLD     FUND MERGER  DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
--------------------------------------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental
  Value Fund                              122,164,387      N/A                --    (19,854,078)      102,310,309
RiverSource Partners VP -- Select Value
  Fund                                        245,250      N/A                --       (516,042)         (270,792)
RiverSource Partners VP -- Small Cap
  Value Fund                               18,147,651      N/A                --    (12,370,395)        5,777,256
RiverSource VP -- Balanced Fund             8,946,290      N/A                --    (19,314,539)      (10,368,249)
RiverSource VP -- Cash Management Fund    214,592,355      N/A        29,920,114   (957,626,069)     (713,113,600)
RiverSource VP -- Diversified Bond Fund   117,440,618      N/A        20,882,132    (77,231,220)       61,091,530
RiverSource VP -- Diversified Equity
  Income Fund                              73,024,457      N/A                --    (43,474,035)       29,550,422
RiverSource VP -- Dynamic Equity Fund       1,890,598      N/A                --    (18,956,603)      (17,066,005)
RiverSource VP -- Global Bond Fund         31,329,796      N/A         2,467,937    (25,048,552)        8,749,181
RiverSource VP -- Global Inflation
  Protected Securities Fund               142,862,636      N/A        15,638,075     (6,495,504)      152,005,207
RiverSource VP -- High Yield Bond Fund      9,641,261      N/A        11,653,005    (20,930,020)          364,246
RiverSource VP -- Income Opportunities
  Fund                                     93,900,471      N/A         6,613,233     (8,019,749)       92,493,955
RiverSource VP -- Mid Cap Growth Fund       2,437,206      N/A                --     (5,792,756)       (3,355,550)
RiverSource VP -- Mid Cap Value Fund        3,857,293      N/A                --    (15,748,567)      (11,891,274)
RiverSource VP -- S&P 500 Index Fund        3,601,798      N/A                --     (6,687,085)       (3,085,287)
RiverSource VP -- Short Duration U.S.
  Government Fund                          12,799,796      N/A         1,548,754    (13,850,430)          498,120
Seligman VP -- Growth Fund                  3,581,919      N/A                --    (27,082,827)      (23,500,908)
Seligman VP -- Larger-Cap Value Fund          785,897      N/A                --       (475,905)          309,992
Seligman VP -- Smaller-Cap Value Fund         542,210      N/A                --     (2,385,777)       (1,843,567)
Threadneedle VP -- Emerging Markets
  Fund*                                    18,439,107      N/A           251,842    (40,079,888)      (21,388,939)
Threadneedle VP -- International
  Opportunity Fund                          1,701,981      N/A           894,590    (12,810,462)      (10,213,891)
--------------------------------------------------------------------------------------------------------------------


* Following the close of business on Feb. 13, 2009, Threadneedle VP - Emerging Markets Fund issued approximately 7,500,350 shares to the subaccounts owned by RiverSource Life and RiverSource Life of NY in exchange for securities valued at $41,979,743 and cash in the amount of $21,494,966.

                                                                   YEAR ENDED DEC. 31, 2008
                                                                      ISSUED FOR
                                                                      REINVESTED                         NET
FUND                                          SOLD     FUND MERGER  DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
--------------------------------------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental
  Value Fund                               56,864,017          N/A       664,659     (4,188,822)      53,339,854
RiverSource Partners VP -- Select Value
  Fund                                        278,631          N/A        17,954       (987,686)        (691,101)
RiverSource Partners VP -- Small Cap
  Value Fund                               33,790,213          N/A     3,120,502    (10,045,784)      26,864,931
RiverSource VP -- Balanced Fund               568,180          N/A     7,741,535    (29,962,277)     (21,652,562)
RiverSource VP -- Cash Management Fund    825,622,598          N/A     5,304,687   (494,862,487)     336,064,798
RiverSource VP -- Diversified Bond Fund   135,368,277   10,355,266     1,923,851   (104,935,331)      42,712,063
RiverSource VP -- Diversified Equity
  Income Fund                              73,251,670          N/A    23,663,738    (35,354,080)      61,561,328
RiverSource VP -- Dynamic Equity Fund       1,200,305          N/A    11,952,878    (31,109,979)     (17,956,796)
RiverSource VP -- Global Bond Fund         38,333,808          N/A     9,404,572    (28,000,766)      19,737,614
RiverSource VP -- Global Inflation
  Protected Securities Fund                42,977,261          N/A     2,319,165    (27,365,448)      17,930,978
RiverSource VP -- High Yield Bond Fund      1,932,444          N/A       491,029    (53,713,377)     (51,289,904)
RiverSource VP -- Income Opportunities
  Fund                                     32,420,102          N/A       184,430    (12,670,595)      19,933,937
RiverSource VP -- Mid Cap Growth Fund         478,438          N/A       296,346    (10,551,374)      (9,776,590)
RiverSource VP -- Mid Cap Value Fund       11,668,838          N/A     6,613,416     (3,566,986)      14,715,268
RiverSource VP -- S&P 500 Index Fund        2,352,499          N/A     1,442,728    (10,063,689)      (6,268,462)
RiverSource VP -- Short Duration U.S.
  Government Fund                          14,845,146          N/A        76,993    (11,569,760)       3,352,379
Seligman VP -- Growth Fund                  7,279,442          N/A       179,762    (24,633,952)     (17,174,748)
Seligman VP -- Larger-Cap Value Fund          313,431          N/A        39,114       (839,498)        (486,953)
Seligman VP -- Smaller-Cap Value Fund         310,835          N/A     1,519,809     (4,926,269)      (3,095,625)
Threadneedle VP -- Emerging Markets Fund   34,518,845          N/A     8,742,752     (4,674,312)      38,587,285
Threadneedle VP -- International
  Opportunity Fund                            594,878          N/A     1,561,014    (21,003,665)     (18,847,773)
--------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  333

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, each Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of each Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of each Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolios of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statements of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities on loan were as follows:

                                                                        U.S. GOVERNMENT
                                                          SECURITIES       SECURITIES    CASH COLLATERAL
FUND                                                         VALUE           VALUE            VALUE
--------------------------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund       $  370,366,808    $         --     $382,736,913
RiverSource Partners VP -- Small Cap Value Fund            353,206,695              --      366,791,040
RiverSource VP -- Balanced Fund                            159,079,502              --      164,318,063
RiverSource VP -- Diversified Bond Fund                  1,130,723,650     232,493,691      920,216,096
RiverSource VP -- Diversified Equity Income Fund           910,996,534              --      940,567,761
RiverSource VP -- Dynamic Equity Fund                      318,490,875              --      329,299,847
RiverSource VP -- Global Bond Fund                         102,498,855      38,000,110       66,561,988
RiverSource VP -- Global Inflation Protected
  Securities Fund                                          615,869,602     133,558,134      490,694,773
RiverSource VP -- High Yield Bond Fund                      55,060,441              --       56,148,502
RiverSource VP -- Income Opportunities Fund                274,204,467              --      279,487,381
RiverSource VP -- Mid Cap Growth Fund                      102,193,346              --      105,925,216
RiverSource VP -- Mid Cap Value Fund                        28,872,922              --       29,772,481
RiverSource VP -- S&P 500 Index Fund                         9,946,250              --       10,311,501
RiverSource VP -- Short Duration U.S. Government Fund       40,678,450      16,858,295       24,617,844
Seligman VP -- Growth Fund                                  16,010,971              --       16,515,142
Seligman VP -- Larger-Cap Value Fund                           547,009              --          562,991
Seligman VP -- Smaller-Cap Value Fund                       14,365,557              --       14,959,000
Threadneedle VP -- Emerging Markets Fund                    31,937,955              --       34,224,811
Threadneedle VP -- International Opportunity Fund           34,816,180              --       36,656,522


Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify each Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by each Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.


--------------------------------------------------------------------------------
334  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Pursuant to the Agreement, each Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended Dec. 31, 2009 is included in the Statements of Operations for each Fund as follows:

FUND                                                                            INCOME
----------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund                             $  578,182
RiverSource Partners VP -- Small Cap Value Fund                                  996,321
RiverSource VP -- Balanced Fund                                                  210,687
RiverSource VP -- Diversified Bond Fund                                        2,307,455
RiverSource VP -- Diversified Equity Income Fund                               1,452,282
RiverSource VP -- Dynamic Equity Fund                                          2,834,083
RiverSource VP -- Global Bond Fund                                               167,697
RiverSource VP -- Global Inflation Protected Securities Fund                     396,690
RiverSource VP -- High Yield Bond Fund                                           113,402
RiverSource VP -- Income Opportunities Fund                                      284,329
RiverSource VP -- Mid Cap Growth Fund                                            874,384
RiverSource VP -- Mid Cap Value Fund                                             213,900
RiverSource VP -- S&P 500 Index Fund                                             183,201
RiverSource VP -- Short Duration U.S. Government Fund                            210,876
Seligman VP -- Growth Fund                                                        92,369
Seligman VP -- Larger-Cap Value Fund                                               2,219
Seligman VP -- Smaller-Cap Value Fund                                             22,746
Threadneedle VP -- Emerging Markets Fund                                         176,296
Threadneedle VP -- International Opportunity Fund                                542,930


Each Fund also continues to earn interest and dividends on the securities loaned.

8. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written by RiverSource VP - Diversified Bond Fund during the year ended Dec. 31, 2009 are as follows:

                                                                CALLS                     PUTS
-------------------------------------------------------------------------------------------------------
                                                        CONTRACTS    PREMIUMS    CONTRACTS    PREMIUMS
-------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2008                                           --  $       --           --  $       --
Opened                                                 120,000,800   8,138,631  120,001,355   8,325,531
Closed                                                        (800)   (260,631)      (1,355)   (447,531)
-------------------------------------------------------------------------------------------------------
Balance Dec. 31, 2009                                  120,000,000  $7,878,000  120,000,000  $7,878,000
-------------------------------------------------------------------------------------------------------


Contracts and premiums associated with options contracts written by RiverSource VP - Mid Cap Growth Fund during the year ended Dec. 31, 2009 are as follows:

                                                                                 CALLS
---------------------------------------------------------------------------------------------
                                                                         CONTRACTS   PREMIUMS
---------------------------------------------------------------------------------------------
Balance Dec. 31, 2008                                                          --   $      --
Opened                                                                      4,990     312,839
Closed                                                                     (1,786)   (107,969)
Exercised                                                                  (1,732)   (115,446)
Expired                                                                    (1,472)    (89,424)
---------------------------------------------------------------------------------------------
Balance Dec. 31, 2009                                                          --   $      --
---------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  335

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Contracts and premiums associated with options contracts written by RiverSource VP - Short Duration U.S. Government Fund during the year ended Dec. 31, 2009 are as follows:

                                                                   CALLS                 PUTS
----------------------------------------------------------------------------------------------------
                                                            CONTRACTS  PREMIUMS  CONTRACTS  PREMIUMS
----------------------------------------------------------------------------------------------------
Balance Dec. 31, 2008                                           --     $     --       --    $     --
Opened                                                          75       24,434      132      43,996
Closed                                                         (75)     (24,434)    (132)    (43,996)
----------------------------------------------------------------------------------------------------
Balance Dec. 31, 2009                                           --     $     --       --    $     --
----------------------------------------------------------------------------------------------------


9. AFFILIATED MONEY MARKET FUND

Each Fund, except for RiverSource VP - Cash Management Fund, may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated for each Fund for the year ended Dec. 31, 2009, are as follows:

FUND                                                                  PURCHASES       PROCEEDS
-------------------------------------------------------------------------------------------------
RiverSource Partners VP -- Fundamental Value Fund                  $  903,629,963  $  882,467,396
RiverSource Partners VP -- Select Value Fund                            6,026,234       6,460,857
RiverSource Partners VP -- Small Cap Value Fund                       325,518,290     296,747,621
RiverSource VP -- Balanced Fund                                       472,609,339     440,665,288
RiverSource VP -- Diversified Bond Fund                             3,969,178,895   3,656,096,961
RiverSource VP -- Diversified Equity Income Fund                    1,066,764,536   1,051,814,270
RiverSource VP -- Dynamic Equity Fund                                 265,200,403     275,522,286
RiverSource VP -- Global Bond Fund                                    429,355,266     421,193,130
RiverSource VP -- Global Inflation Protected Securities Fund        1,094,514,520   1,023,324,022
RiverSource VP -- High Yield Bond Fund                                293,602,113     305,654,225
RiverSource VP -- Income Opportunities Fund                           815,845,759     837,384,979
RiverSource VP -- Mid Cap Growth Fund                                 132,801,977     133,306,283
RiverSource VP -- Mid Cap Value Fund                                   60,431,281      58,431,346
RiverSource VP -- S&P 500 Index Fund                                   22,810,026      25,549,178
RiverSource VP -- Short Duration U.S. Government Fund                 109,495,029     118,438,228
Seligman VP -- Growth Fund                                            120,202,232     135,433,470
Seligman VP -- Larger-Cap Value Fund                                    4,570,194       4,560,508
Seligman VP -- Smaller-Cap Value Fund                                   8,860,986      10,748,834
Threadneedle VP -- Emerging Markets Fund                              529,998,070     545,693,874
Threadneedle VP -- International Opportunity Fund                     168,880,448     165,341,100


The income distributions received with respect to each Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statements of Operations and each Fund's invested balance in RiverSource Short-Term Cash Fund can be found in the Portfolios of Investments.

10. BANK BORROWINGS

Each Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby each Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between each Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. Each Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between

--------------------------------------------------------------------------------
336  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


each Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. Each Fund had no borrowings during the year ended Dec. 31, 2009.

11. INVESTMENTS IN STRUCTURED INVESTMENT VEHICLES

In 2007 and 2008 structured investment vehicles ("SIVs") generally experienced a significant decrease in liquidity as a result of the reduction in demand for asset-backed commercial paper as well as the lack of liquidity and overall volatility in the markets for the collateral underlying these investment structures. On April 29, 2009, RiverSource VP - Cash Management Fund (Cash Management) chose the cash payout option in the restructuring of WhistleJacket Capital LLC (WJC) and received cash proceeds totaling $7.4 million on its remaining $9.2 million principal in WJC. Cash Management recognized a loss of $1.8 million on the transaction. The loss recognized on April 29, 2009 is reflected in the Statement of Operations, and was not material to Cash Management's $1 net asset value per share. Cash Management held no other SIV positions at Dec. 31, 2009.

12. PAYMENTS BY AFFILIATE

From Sept. 14, 2009 through Dec. 31, 2009, due to realized losses of RiverSource VP - Cash Management Fund, Ameriprise Financial paid approximately $960,000 to RiverSource VP - Cash Management Fund to provide support to the Fund's $1.00 net asset value per share. These amounts are recorded as increase from payments by affiliate on the Statement of Operations. Subsequent to Dec. 31, 2009 and through Feb. 22, 2010 (date of issuance of the Fund's financial statements), additional support payments have been made by Ameriprise Financial amounting to approximately $122,000.

13. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Dec. 31, 2009, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund received $9,123 and $170,135, respectively, which represented the Funds' portion of the proceeds from the settlement (the Funds were not party to the proceedings). The proceeds received by the Funds were recorded as an increase to additional paid-in capital.

14. FUND MERGER

RIVERSOURCE VP - DIVERSIFIED BOND FUND
At the close of business on March 7, 2008, RiverSource VP - Diversified Bond Fund acquired the assets and assumed the identified liabilities of RiverSource VP - Core Bond Fund. This reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource VP - Diversified Bond Fund immediately before the acquisition were $4,408,130,558 and the combined net assets immediately after the acquisition were $4,515,177,559.

The merger was accomplished by a tax-free exchange of 11,005,013 shares of RiverSource VP - Core Bond Fund valued at $107,047,001.

In exchange for the RiverSource VP - Core Bond Fund shares and net assets, RiverSource VP - Diversified Bond Fund issued 10,355,266 shares.

The components of RiverSource VP - Core Bond Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were $107,047,001, which includes $108,711,215 of capital stock, ($1,189,750) of unrealized depreciation, ($432,430) of accumulated net realized loss and ($42,034) of excess distributions over net investment income.

15. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, passive foreign investment company (PFIC) holdings, investments in partnerships, post-October losses, foreign tax credits and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  337

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

In the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed (excess of distributions over) net investment income and accumulated net realized gain (loss) have been increased (decreased), resulting in a net reclassification adjustment to increase (decrease) paid-in capital by the following:

                                                    UNDISTRIBUTED (EXCESS OF   ACCUMULATED       ADDITIONAL
                                                     DISTRIBUTIONS OVER) NET  NET REALIZED     PAID-IN CAPITAL
FUND                                                    INVESTMENT INCOME      GAIN (LOSS)  REDUCTION (INCREASE)
----------------------------------------------------------------------------------------------------------------
RiverSource VP -- Cash Management Fund                           7,141             (7,141)               --
RiverSource VP -- Diversified Bond Fund                      2,870,699          6,992,776         9,863,475
RiverSource VP -- Global Bond Fund                           6,066,100         (6,066,103)               (3)
RiverSource VP -- Global Inflation Protected
  Securities Fund                                          (60,814,009)        60,814,009                --
RiverSource VP -- High Yield Bond Fund                       1,149,790         98,349,255        99,499,045
RiverSource VP -- Income Opportunities Fund                    831,439           (831,439)               --
RiverSource VP -- Short Duration U.S. Government
  Fund                                                          90,696            (90,696)               --
Threadneedle VP -- Emerging Markets Fund                     2,997,846         (2,997,846)               --
Threadneedle VP -- International Opportunity Fund              990,137         98,056,952        99,047,089


The tax character of distributions paid for the years indicated is as follows:

                                                       2009                                    2008
                                        ORDINARY      LONG-TERM   TAX RETURN    ORDINARY      LONG-TERM   TAX RETURN
YEAR ENDED DEC. 31,                      INCOME     CAPITAL GAIN  OF CAPITAL     INCOME     CAPITAL GAIN  OF CAPITAL
--------------------------------------------------------------------------------------------------------------------
RiverSource Partners VP --
  Fundamental Value Fund*             $         --       $--          $--     $  1,703,610  $  5,266,390   $     --
RiverSource Partners VP -- Select
  Value Fund*                                   --        --           --               94       157,468     17,538
RiverSource Partners VP -- Small Cap
  Value Fund*                                   --        --           --       10,543,620    27,656,380         --
RiverSource VP -- Balanced Fund*                --        --           --        3,400,000   101,500,000         --
RiverSource VP -- Cash Management
  Fund                                     940,288        --           --       33,787,830            --         --
RiverSource VP -- Diversified Bond
  Fund                                 211,460,070        --           --       18,843,522            --         --
RiverSource VP -- Diversified Equity
  Income Fund*                                  --        --           --       10,355,000   313,500,000         --
RiverSource VP -- Dynamic Equity
  Fund*                                         --        --           --       43,320,284   210,879,716         --
RiverSource VP -- Global Bond Fund      27,430,312        --           --      101,536,316       696,821         --
RiverSource VP -- Global Inflation
  Protected
  Securities Fund                      140,996,209        --           --       24,214,171            --         --
RiverSource VP -- High Yield Bond
  Fund                                  66,133,408        --           --        2,526,513            --         --
RiverSource VP -- Income
  Opportunities Fund                    61,732,606        --           --        1,441,598            --         --
RiverSource VP -- Mid Cap Growth*               --        --           --           87,000     3,250,000         --
RiverSource VP -- Mid Cap Value
  Fund*                                         --        --           --       53,371,158    17,378,842         --
RiverSource VP -- S&P 500 Index
  Fund*                                         --        --           --          282,840    12,342,160         --
RiverSource VP -- Short Duration
  U.S. Gov't Fund                       15,349,954        --           --          667,716            --         --
Seligman VP -- Growth Fund*                     --        --           --        1,270,000            --         --
Seligman VP -- Larger-Cap Value
  Fund*                                         --        --           --           47,000       350,000         --
Seligman VP -- Smaller-Cap Value
  Fund*                                         --        --           --        4,852,131     8,867,329    780,540
Threadneedle VP -- Emerging Markets
  Fund                                   2,956,575        --           --       79,747,034    70,389,646         --
Threadneedle VP -- International
  Opportunity Fund                       8,000,000        --           --       20,229,281            --         --


* Prior to Feb. 1, 2008, the Fund was treated as a regulated investment company for federal income tax purposes and distributed all of its taxable income, including any net realized gains on investments, to shareholders.


--------------------------------------------------------------------------------
338  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

At Dec. 31, 2009, the components of distributable earnings on a tax basis for each Fund treated as a RIC are as follows:

                                                   UNDISTRIBUTED   UNDISTRIBUTED   ACCUMULATED    UNREALIZED
                                                      ORDINARY      ACCUMULATED     REALIZED     APPRECIATION
FUND                                                   INCOME     LONG-TERM GAIN      LOSS      (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
RiverSource VP -- Cash Management Fund                    6,770            --       (2,605,753)       (21,996)
RiverSource VP -- Diversified Bond Fund             209,990,583            --     (178,532,219)    59,933,322
RiverSource VP -- Global Bond Fund                   13,733,813            --       (5,799,019)    62,323,425
RiverSource VP -- Global Inflation Protected
  Securities Fund                                    59,395,733       628,533       (1,939,295)   (94,957,864)
RiverSource VP -- High Yield Bond Fund               62,456,988            --     (252,118,480)    41,963,998
RiverSource VP -- Income Opportunities Fund         115,487,461            --      (76,483,626)   130,024,369
RiverSource VP -- Short Duration U.S. Government
  Fund                                               10,884,982            --      (21,344,123)    (1,705,430)
Threadneedle VP -- Emerging Markets Fund              6,144,924            --     (134,805,438)   188,001,609
Threadneedle VP -- International Opportunity Fund     2,875,856            --     (291,142,141)    66,104,112


For federal income tax purposes, capital loss carry-overs at Dec. 31, 2009 were as follows:

FUND                                                                          CARRY-OVER
-----------------------------------------------------------------------------------------
RiverSource VP -- Cash Management Fund                                       $  2,598,648
RiverSource VP -- Diversified Bond Fund                                       175,742,855
RiverSource VP -- Global Bond Fund                                              5,799,019
RiverSource VP -- High Yield Bond Fund                                        252,118,480
RiverSource VP -- Income Opportunities Fund                                    76,483,626
RiverSource VP -- Short Duration U.S. Government Fund                          20,612,618
Threadneedle VP -- Emerging Markets Fund                                      134,158,545
Threadneedle VP -- International Opportunity Fund                             289,700,824


At the end of the most recent fiscal year, if the capital loss carry-overs are not offset by subsequent capital gains, they will expire as follows:

FUND                                 2010        2011       2012      2013       2014       2015        2016         2017
----------------------------------------------------------------------------------------------------------------------------
RiverSource VP -- Cash
  Management Fund                         --          --       --        150         --      1,337      282,517    2,314,644
RiverSource VP -- Diversified
  Bond Fund                       15,651,824   4,231,263       --  7,658,240         --         --           --  148,201,528
RiverSource VP -- Global Bond
  Fund                                    --          --       --         --         --         --    1,831,824    3,967,195
RiverSource VP -- High Yield
  Bond Fund                      106,316,242          --       --    760,493         --         --   72,914,336   72,127,409
RiverSource VP -- Income
  Opportunities Fund                      --          --       --         --         --  1,606,700   45,189,910   29,687,016
RiverSource VP -- Short
  Duration U.S. Government Fund           --          --  275,317  3,894,750  3,130,115         --           --   13,312,436
Threadneedle VP -- Emerging
  Markets Fund                            --          --       --         --         --         --  113,436,613   20,721,932
Threadneedle
  VP -- International
  Opportunity Fund                90,583,079  21,881,478       --         --         --         --   28,239,702  148,996,565


Because the measurement periods for a RICs income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Funds are permitted to treat net capital losses and net currency losses realized between Nov. 1, 2009 and their fiscal year end (post-October loss) as occurring on the first day of the following tax year. At Dec. 31, 2009, post-October losses that are treated for income tax purposes as occurring on Jan. 1, 2010 were as follows:

FUND                                                                       POST-OCTOBER LOSS
--------------------------------------------------------------------------------------------
RiverSource VP -- Cash Management Fund                                         $    7,105
RiverSource VP -- Diversified Bond Fund                                         2,789,364
RiverSource VP -- Global Inflation Protected Securities Fund                    1,939,295
RiverSource VP -- Short Duration U.S. Government Fund                             731,505
Threadneedle VP -- Emerging Markets Fund                                          646,893
Threadneedle VP -- International Opportunity Fund                               1,441,317


For the year ended Dec. 31, 2009, RiverSource VP - Diversified Bond Fund and Threadneedle VP - International Opportunity Fund had capital loss carry-overs of $9,863,475 and $98,876,954, respectively, that expired unused. The yearly utilization of the acquired capital losses as well as the utilization of the acquired unrealized losses is limited by the Internal Revenue Code. It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-overs have

--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  339

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

been offset or expire. There is no assurance that the Funds will be able to utilize all of their capital loss carry-overs before they expire.

16. RISKS RELATING TO CERTAIN INVESTMENTS

For RiverSource VP - Global Bond Fund and RiverSource VP - Global Inflation Protected Securities Fund:

DIVERSIFICATION RISK
The Funds are non-diversified. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. The Funds may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For RiverSource VP - Global Bond Fund, Threadneedle VP - Emerging Markets Fund and Threadneedle VP - International Opportunity Fund:

FOREIGN/EMERGING MARKETS RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. Investing in emerging markets may accentuate these risks.

For RiverSource VP - Global Inflation Protected Securities Fund:

FOREIGN RISK
Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

INFLATION PROTECTED SECURITIES RISK
Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of Fund distributions that comes from inflation adjustments.

17. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Feb. 22, 2010, the date of issuance of each Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund's financial statements, other than as previously noted.

18. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eight Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involved issues of law similar to those presented in the Gallus case.


--------------------------------------------------------------------------------
340  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  341

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

To the Board of Trustees and Shareholders of RiverSource Partners
VP - Fundamental Value Fund, RiverSource Partners VP - Select Value Fund, RiverSource Partners VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource VP - Diversified Equity Income Fund, RiverSource VP - Dynamic Equity Fund, RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource
VP - Income Opportunities Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Short Duration U.S. Government Fund, Seligman VP - Growth Fund, Seligman VP - Larger-Cap Value Fund, Seligman VP - Smaller-Cap Value Fund, Threadneedle VP - Emerging Markets Fund, and Threadneedle VP - International Opportunity Fund:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of RiverSource Partners VP - Fundamental Value Fund, RiverSource Partners VP - Select Value Fund, RiverSource Partners
VP - Small Cap Value Fund, RiverSource VP - Balanced Fund, RiverSource VP - Cash Management Fund, RiverSource VP - Diversified Bond Fund, RiverSource
VP - Diversified Equity Income Fund, RiverSource VP - Dynamic Equity Fund (formerly RiverSource VP - Large Cap Equity Fund), RiverSource VP - Global Bond Fund, RiverSource VP - Global Inflation Protected Securities Fund, RiverSource VP - High Yield Bond Fund, RiverSource VP - Income Opportunities Fund, RiverSource VP - Mid Cap Growth Fund, RiverSource VP - Mid Cap Value Fund, RiverSource VP - S&P 500 Index Fund, RiverSource VP - Short Duration U.S. Government Fund, Seligman VP - Growth Fund (formerly RiverSource VP - Growth
Fund), Seligman VP - Larger-Cap Value Fund (formerly RiverSource VP - Large Cap Value Fund), Seligman VP - Smaller-Cap Value Fund (formerly RiverSource
VP - Small Cap Advantage Fund), Threadneedle VP - Emerging Markets Fund, and Threadneedle VP - International Opportunity Fund (the Funds) (twenty-one of the portfolios comprising the RiverSource Variable Series Trust) as of December 31, 2009, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods presented through December 31, 2006, were audited by other auditors whose report dated February 20, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
342  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Series Trust at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 22, 2010


--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  343

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard - Partners in Cross Cultural      None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
344  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President - U.S. Asset Management and Chief Investment   None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President - Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President - Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President - Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President - Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President - Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President - Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President - Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President - Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development - Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President - Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel - Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President - Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President - Compliance, Ameriprise Financial, Inc.
2934 Ameriprise Financial  Prevention Officer    since 2008; Anti-Money Laundering Officer, Ameriprise
Center                     since 2004 and        Financial, Inc. since 2005; Compliance Director,
Minneapolis, MN 55474      Identity Theft        Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
                 RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT  345

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
346  RIVERSOURCE VARIABLE PORTFOLIO FUNDS -- 2009 ANNUAL REPORT

RiverSource Variable Portfolio Funds
734 Ameriprise Financial Center
Minneapolis, MN 55474


                    This report must be accompanied or preceded by the Fund's current prospectus. RiverSource Variable Portfolio Funds are distributed by
                    RiverSource Fund Distributors, Inc., Member FINRA, and managed by
(RIVERSOURCE        RiverSource Investments, LLC. Insurance and Annuities are issued by
INVESTMENTS LOGO)   RiverSource Life Insurance Company. These companies are part of
                    Ameriprise Financial, Inc.
                    (C)2010 RiverSource Investments, LLC.



S-6466 AE (3/10)

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
VARIABLE PORTFOLIO -- CORE EQUITY FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
DECEMBER 31, 2009


RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND
SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM GROWTH
OF CAPITAL.

THIS FUND IS CLOSED TO NEW INVESTORS.
Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

 NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   22

Statement of Operations............   23

Statements of Changes in Net
  Assets...........................   24

Financial Highlights...............   25

Notes to Financial Statements......   26

Report of Independent Registered
  Public Accounting Firm...........   40

Board Members and Officers.........   42

Proxy Voting.......................   46




--------------------------------------------------------------------------------
2  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Variable Portfolio (VP) -- Core Equity Fund (the Fund) advanced
  24.40% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P
  500 Index), which advanced 26.46% during the same time frame.

> The Fund also underperformed its peer group, the Lipper Large-Cap Core Funds
  Index, which advanced 28.15% for the same period.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------



                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   9/10/04
----------------------------------------------------------------------
RiverSource VP-Core Equity Fund   +24.40%   -9.13%   -1.53%    -0.18%
----------------------------------------------------------------------
S&P 500 Index (unmanaged)         +26.46%   -5.63%   +0.42%    +1.93%
----------------------------------------------------------------------
Lipper Large-Cap Core Funds
  Index                           +28.15%   -4.91%   +0.61%    +2.01%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index description)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary.

The indices do not reflect the effects of expenses (excluding Lipper). It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
     RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------


STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
           X              LARGE
                          MEDIUM   SIZE
                          SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


--------------------------------------------------------------------------------
4  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------



RiverSource Variable Portfolio (VP) -- Core Equity Fund (the Fund) advanced 24.40% for the 12 months ended Dec. 31, 2009. The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P 500 Index), which advanced 26.46% during the same time frame. The Fund also underperformed its peer group, the Lipper Large-Cap Core Funds Index, which advanced 28.15% for the same period.

SIGNIFICANT PERFORMANCE FACTORS
The fiscal year began amid fears that the U.S. economy would remain mired in the economic downturn and that the country's banking system would become insolvent. However, extraordinary policy response by the Federal Reserve and the U.S. government managed to stabilize the financial system, and the economy once again began to grow. In response,

PORTFOLIO BREAKDOWN(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

STOCKS                                     99.6%
------------------------------------------------
Consumer Discretionary                      8.8%
------------------------------------------------
Consumer Staples                            5.3%
------------------------------------------------
Energy                                     13.8%
------------------------------------------------
Financials                                 18.7%
------------------------------------------------
Health Care                                18.3%
------------------------------------------------
Industrials                                 6.9%
------------------------------------------------
Information Technology                     17.2%
------------------------------------------------
Materials                                   4.1%
------------------------------------------------
Telecommunication Services                  4.2%
------------------------------------------------
Utilities                                   2.3%
------------------------------------------------

EXCHANGE TRADED FUNDS                       0.3%
------------------------------------------------

OTHER(2)                                    0.1%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
     RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------


financial markets staged a powerful rally that regained much, but not all, of the value lost in the downturn.

Because we believe no single measure of investment potential can be successful all of the time, we use multiple quantitative models to select portfolio holdings. Our strategy incorporates value, quality and momentum themes, providing style diversification that may help reduce risk and improve potential for return consistency. During this past fiscal year, the momentum and quality themes underperformed the S&P 500 Index, while the value themes outperformed.

In terms of sector positioning, both allocation and security selection had an unfavorable effect on return relative to the S&P 500 Index. Stock selection in the materials, energy and industrials sectors added value, while selection among consumer discretionary, financials, consumer staples and information technology stocks detracted.

The portfolio's weightings in utilities and telecommunication services were smaller than those of the S&P 500, which was advantageous. Having a larger weighting in consumer discretionary stocks also helped. Having larger weightings in financials and health care relative to the

TOP TEN HOLDINGS(1) (at Dec. 31, 2009)
---------------------------------------------------------------------

Apple                                       6.0%
------------------------------------------------
Chevron                                     5.9%
------------------------------------------------
Pfizer                                      5.3%
------------------------------------------------
Johnson & Johnson                           3.1%
------------------------------------------------
Bank of America                             3.0%
------------------------------------------------
Goldman Sachs Group                         2.8%
------------------------------------------------
Microsoft                                   2.4%
------------------------------------------------
Merck & Co                                  2.3%
------------------------------------------------
AT&T                                        2.3%
------------------------------------------------
General Electric                            2.3%
------------------------------------------------


(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



S&P 500 had a negative effect on relative return. Having a smaller weighting in information technology also detracted.

Among the largest individual contributors were DOW CHEMICAL, which was preferred by our value and quality themes, computer and audio/video products maker APPLE, selected by our momentum theme, financial services company MORGAN STANLEY, which was initially selected by our value theme and then by the momentum theme as well, health insurance company CIGNA, which was selected by our value and quality themes and then by all themes, and VIRGIN MEDIA which was preferred by the momentum theme.

Notable detractors included CITIGROUP, chosen by our value theme, pharmaceutical firm PFIZER, chosen by our value and quality themes, oil company CHEVRON, which was preferred by our momentum and quality themes, MCDONALD'S, selected by the momentum theme and WAL-MART STORES, which was initially preferred by the momentum and quality themes, and then just by the quality theme later in the year.

CHANGES TO THE FUND'S PORTFOLIO
During the year, we enhanced our value approach by introducing the quality-adjusted multifactor model. We now include more quality factors in an effort to reduce volatility.

Because we use a disciplined, quantitative process to select stocks for the portfolio, we do not emphasize or de-emphasize particular sectors based on economic or equity market outlooks. However, individual stock selection by our quantitative-based themes can lead to preferences for some sectors over others. During the year, the portfolio's weightings in the industrials and consumer discretionary sectors moved from being about equal to those of the S&P 500 Index to being significantly smaller. The Fund's consumer staples weighting, which was already smaller than that of the S&P 500 Index, became an even more substantial underweight. The portfolio's financials weighting was already larger than that of the S&P 500 Index and the overweight became even more substantial during the year. The portfolio's weighting in information technology moved closer to that of the S&P 500 Index, though it is still slightly smaller than the index weighting. The telecommunications services weighting went from an underweight to an overweight.


--------------------------------------------------------------------------------
     RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


OUR FUTURE STRATEGY
2009 was a rewarding year for investors. Both U.S. and global stocks advanced strongly, with riskier areas such as emerging market equities and high-yield bonds gaining even more. The broad-based rally was largely fueled by fiscal and monetary policies put in place to reignite the global economy. Going forward, we expect returns to be more modest and potentially more volatile as performance becomes more dependent on economic factors. We think continued stabilization of the housing market and increased business investment are needed to drive short-term growth.

Longer term, we think consumers will have to play a bigger role in order to sustain an economic recovery. We are also mindful that the global economy has shifted away from debt-fueled growth toward new growth drivers such as consumers in emerging nations and innovation in the biotechnology and alternative energy areas. Overall, our strategy has been showing greater preference for stocks in developed and emerging markets as the global economy picks up steam. We believe stocks will outpace fixed-income and cash over the near term and we are optimistic that 2010 can deliver solid equity performance, though we expect it to be significantly lower than what we saw in 2009.


(PHOTO - DIMITRIS BERTSIMAS)                                          (PHOTO - GINA MOURTZINOU)
Dimitris Bertsimas, PhD                                               Gina Mourtzinou, PhD
Senior Portfolio Manager                                              Portfolio Manager



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
8  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Variable Portfolio -- Core Equity Fund (from 9/10/04 to 12/31/09) as compared to the performance of the S&P 500 Index and the Lipper Large-Cap Core Funds Index. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account or annuity contract. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary. Also see "Past Performance" in the Fund's current prospectus.


--------------------------------------------------------------------------------
10  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND LINE GRAPH)


                      RIVERSOURCE VP                           LIPPER LARGE-CAP
                           CORE               S&P 500             CORE FUNDS
                        EQUITY FUND           INDEX(1)             INDEX(2)
                      --------------    ------------------    ------------------
9/10/04                  $ 10,000            $ 10,000              $ 10,000
9/04                        9,760               9,926                 9,940
12/04                      10,695              10,842                10,784
3/05                       10,509              10,609                10,540
6/05                       10,921              10,754                10,675
9/05                       11,179              11,142                11,080
12/05                      11,397              11,375                11,400
3/06                       11,950              11,853                11,878
6/06                       11,591              11,683                11,648
9/06                       12,278              12,344                12,147
12/06                      13,196              13,171                12,927
3/07                       13,247              13,256                13,038
6/07                       14,056              14,088                13,874
9/07                       14,313              14,374                14,131
12/07                      13,635              13,895                13,784
3/08                       12,199              12,583                12,475
6/08                       11,707              12,240                12,295
9/08                       10,436              11,215                11,142
12/08                       7,960               8,754                 8,673
3/09                        6,924               7,790                 7,838
6/09                        8,010               9,031                 9,137
9/09                        9,321              10,441                10,533
12/09                       9,902              11,071                11,114


(1) The Standard & Poor's 500 Index (S&P 500 Index), an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. The variable account's purchase price will be the next NAV calculated after the request is received by the authorized insurance company.

As a contract owner investing in the Fund, you incur ongoing costs, which may include management fees and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the cumulative expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Dec. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.


--------------------------------------------------------------------------------
12  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the variable account or the contract. Therefore, the second line of the table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts. In addition, if the expenses that apply to the variable account or the contract were included, your costs would have been higher.

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 JULY 1, 2009  DEC. 31, 2009  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Actual(b)                           $1,000       $1,236.00        $2.25           .40%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,023.19        $2.04           .40%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) Based on the actual return of +23.60% for the six months ended Dec. 31, 2009.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

DEC. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (99.0%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (2.2%)
General Dynamics                                        16,691             $1,137,825
Goodrich                                                 4,744(d)             304,802
Lockheed Martin                                         11,382                857,634
Northrop Grumman                                        11,490                641,717
Raytheon                                                13,727                707,215
Rockwell Collins                                         2,349(d)             130,041
United Technologies                                      4,152                288,190
                                                                      ---------------
Total                                                                       4,067,424
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.2%)
CH Robinson Worldwide                                    4,042(d)             237,387
FedEx                                                      898                 74,938
                                                                      ---------------
Total                                                                         312,325
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.1%)
Johnson Controls                                         7,405                201,712
-------------------------------------------------------------------------------------

AUTOMOBILES (0.2%)
Ford Motor                                              17,637(b,d)           176,370
Harley-Davidson                                         10,726                270,295
                                                                      ---------------
Total                                                                         446,665
-------------------------------------------------------------------------------------

BEVERAGES (2.0%)
Brown-Forman Cl B                                          611                 32,731
Coca-Cola                                               43,681              2,489,817
Coca-Cola Enterprises                                   12,760                270,512
Pepsi Bottling Group                                     5,293                198,488
PepsiCo                                                 12,301                747,901
                                                                      ---------------
Total                                                                       3,739,449
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (1.2%)
Amgen                                                   36,722(b)           2,077,364
Cephalon                                                 3,156(b)             196,966
                                                                      ---------------
Total                                                                       2,274,330
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (0.1%)
Masco                                                    7,380                101,918
-------------------------------------------------------------------------------------

CAPITAL MARKETS (5.2%)
Bank of New York Mellon                                 42,404              1,186,040
Franklin Resources                                       5,456                574,790
Goldman Sachs Group                                     30,679              5,179,841
Invesco                                                 10,146                238,330
Morgan Stanley                                          63,063              1,866,664
State Street                                            16,864                734,259
                                                                      ---------------
Total                                                                       9,779,924
-------------------------------------------------------------------------------------

CHEMICALS (1.5%)
Air Products & Chemicals                                 5,213                422,566
CF Inds Holdings                                         1,489                135,171
Dow Chemical                                            53,028(d)           1,465,163
EI du Pont de Nemours & Co                              11,134                374,882
PPG Inds                                                 5,431                317,931
                                                                      ---------------
Total                                                                       2,715,713
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (3.2%)
BB&T                                                     9,638(d)             244,516
Comerica                                                 4,113(d)             121,621
Fifth Third Bancorp                                     10,201                 99,460
First Horizon Natl                                      21,048(b,d)           282,049
KeyCorp                                                 24,393                135,381
Marshall & Ilsley                                       14,426(d)              78,622
PNC Financial Services Group                            31,247              1,649,529
SunTrust Banks                                          23,501(d)             476,835
US Bancorp                                              12,139                273,249
Wells Fargo & Co                                        99,056              2,673,522
                                                                      ---------------
Total                                                                       6,034,784
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (0.2%)
Avery Dennison                                           3,406                124,285
RR Donnelley & Sons                                     11,221                249,892
                                                                      ---------------
Total                                                                         374,177
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

COMMUNICATIONS EQUIPMENT (1.2%)
Cisco Systems                                           34,847(b)            $834,237
Motorola                                                80,686                626,123
QUALCOMM                                                18,434                852,757
                                                                      ---------------
Total                                                                       2,313,117
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (7.9%)
Apple                                                   52,869(b)          11,147,957
Dell                                                    60,473(b)             868,392
IBM                                                     10,245              1,341,071
Lexmark Intl Cl A                                        6,086(b)             158,114
NetApp                                                  20,185(b)             694,162
Western Digital                                         11,409(b)             503,707
                                                                      ---------------
Total                                                                      14,713,403
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (0.2%)
Fluor                                                    6,440                290,058
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.8%)
American Express                                        15,629                633,287
Capital One Financial                                   13,473(d)             516,555
Discover Financial Services                             14,796                217,649
SLM                                                     17,513(b)             197,372
                                                                      ---------------
Total                                                                       1,564,863
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Genuine Parts                                            2,666(d)             101,201
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
Apollo Group Cl A                                        3,006(b)             182,103
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (4.5%)
Bank of America                                        372,536              5,610,393
Citigroup                                              374,252              1,238,774
IntercontinentalExchange                                 2,790(b,d)           313,317
JPMorgan Chase & Co                                     25,511              1,063,043
KKR Financial Holdings LLC                              39,764                230,631
                                                                      ---------------
Total                                                                       8,456,158
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (4.0%)
AT&T                                                   154,306              4,325,197
CenturyTel                                               8,252                298,805
Qwest Communications Intl                                8,680                 36,543
Verizon Communications                                  83,456              2,764,897
                                                                      ---------------
Total                                                                       7,425,442
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (1.4%)
Edison Intl                                              7,795                271,110
Exelon                                                  16,653                813,832
FirstEnergy                                              7,610                353,485
Progress Energy                                          7,927(d)             325,086
Southern                                                25,040                834,333
                                                                      ---------------
Total                                                                       2,597,846
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.3%)
Emerson Electric                                        12,045(d)             513,117
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (1.0%)
Agilent Technologies                                     8,416(b)             261,485
Corning                                                 66,869              1,291,241
Jabil Circuit                                            1,122                 19,489
Tyco Electronics                                        15,540(c)             381,507
                                                                      ---------------
Total                                                                       1,953,722
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.9%)
Baker Hughes                                            11,313(d)             457,950
BJ Services                                             14,870                276,582
Cameron Intl                                             8,871(b)             370,808
Diamond Offshore Drilling                                2,447(d)             240,834
Ensco Intl ADR                                           9,274(c)             370,404
FMC Technologies                                         4,462(b)             258,082
Halliburton                                              8,760                263,588
Nabors Inds                                             13,616(b,c)           298,054
Natl Oilwell Varco                                      14,583                642,965
Noble                                                    3,456(c)             140,659
Rowan Companies                                          5,030(b)             113,879
Smith Intl                                               3,208                 87,161
Weatherford Intl                                         3,668(b,c)            65,694
                                                                      ---------------
Total                                                                       3,586,660
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

FOOD & STAPLES RETAILING (2.5%)
SUPERVALU                                                5,895(d)             $74,925
Walgreen                                                17,068                626,737
Wal-Mart Stores                                         72,001              3,848,454
Whole Foods Market                                       7,197(b,d)           197,558
                                                                      ---------------
Total                                                                       4,747,674
-------------------------------------------------------------------------------------

FOOD PRODUCTS (0.7%)
Archer-Daniels-Midland                                  23,868                747,307
ConAgra Foods                                           11,497                265,006
Dean Foods                                               5,017(b)              90,507
Sara Lee                                                18,913                230,360
                                                                      ---------------
Total                                                                       1,333,180
-------------------------------------------------------------------------------------

GAS UTILITIES (0.2%)
Nicor                                                    2,333                 98,219
Questar                                                  5,139                213,629
                                                                      ---------------
Total                                                                         311,848
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (0.9%)
Becton Dickinson & Co                                    6,621                522,132
Intuitive Surgical                                         925(b)             280,571
Medtronic                                               13,929                612,598
St. Jude Medical                                         8,904(b)             327,489
                                                                      ---------------
Total                                                                       1,742,790
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (3.2%)
Cardinal Health                                         25,649                826,924
CIGNA                                                   32,216              1,136,258
Coventry Health Care                                    10,637(b)             258,373
McKesson                                                 8,045                502,813
UnitedHealth Group                                      65,640              2,000,707
WellPoint                                               19,818(b)           1,155,191
                                                                      ---------------
Total                                                                       5,880,266
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (0.8%)
Intl Game Technology                                     6,079                114,103
Starbucks                                               46,653(b)           1,075,818
Wyndham Worldwide                                       11,866                239,337
                                                                      ---------------
Total                                                                       1,429,258
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.5%)
Black & Decker                                           2,771                179,644
DR Horton                                               19,778(d)             214,986
Harman Intl Inds                                           270                  9,526
KB Home                                                  3,813                 52,162
Lennar Cl A                                              9,449                120,664
Newell Rubbermaid                                        2,855                 42,854
Pulte Homes                                             16,156(d)             161,560
Whirlpool                                                2,490(d)             200,843
                                                                      ---------------
Total                                                                         982,239
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.3%)
AES                                                     24,306(b)             323,513
Constellation Energy Group                               6,960                244,783
                                                                      ---------------
Total                                                                         568,296
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (2.5%)
General Electric                                       276,877              4,189,149
Textron                                                  6,553(d)             123,262
Tyco Intl                                               12,277(c)             438,043
                                                                      ---------------
Total                                                                       4,750,454
-------------------------------------------------------------------------------------

INSURANCE (4.8%)
AFLAC                                                    5,902                272,968
Allstate                                                88,847              2,668,963
Aon                                                      8,022(d)             307,563
Assurant                                                 8,134                239,790
Chubb                                                    9,436                464,062
Cincinnati Financial                                       532                 13,960
Hartford Financial Services Group                       13,911                323,570
Lincoln Natl                                            12,748                317,170
MetLife                                                 15,073                532,831
Principal Financial Group                               15,445(d)             371,298
Progressive                                             26,298(b)             473,101
Prudential Financial                                    13,158                654,742
Travelers Companies                                     44,901              2,238,764
                                                                      ---------------
Total                                                                       8,878,782
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

INTERNET & CATALOG RETAIL (1.4%)
Amazon.com                                              12,342(b)          $1,660,245
Expedia                                                 14,517(b)             373,232
priceline.com                                            2,537(b)             554,335
                                                                      ---------------
Total                                                                       2,587,812
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.5%)
eBay                                                    40,910(b)             963,021
-------------------------------------------------------------------------------------

IT SERVICES (1.2%)
Automatic Data Processing                               18,512                792,683
Cognizant Technology Solutions Cl A                     14,275(b)             646,658
Computer Sciences                                        5,375(b)             309,224
Convergys                                                  961(b)              10,331
Fiserv                                                   4,000(b)             193,920
SAIC                                                    10,308(b)             195,234
Total System Services                                    1,524                 26,319
                                                                      ---------------
Total                                                                       2,174,369
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (0.1%)
Eastman Kodak                                           18,095(b,d)            76,361
Mattel                                                   7,957                158,981
                                                                      ---------------
Total                                                                         235,342
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (0.2%)
Life Technologies                                        8,585(b)             448,395
-------------------------------------------------------------------------------------

MACHINERY (1.2%)
Caterpillar                                              8,668                493,989
Cummins                                                  7,037                322,717
Eaton                                                    3,202                203,711
Flowserve                                                2,038                192,652
Illinois Tool Works                                     11,431                548,574
Ingersoll-Rand                                          11,601(c)             414,620
Manitowoc                                                  533(d)               5,314
                                                                      ---------------
Total                                                                       2,181,577
-------------------------------------------------------------------------------------

MEDIA (1.4%)
CBS Cl B                                                46,129                648,112
Gannett                                                  5,820                 86,427
Meredith                                                   222                  6,849
New York Times Cl A                                      1,712(b)              21,160
News Corp Cl A                                          96,906              1,326,644
Viacom Cl B                                             20,613(b)             612,824
WorldSpace Cl A                                         16,896(b)                 397
                                                                      ---------------
Total                                                                       2,702,413
-------------------------------------------------------------------------------------

METALS & MINING (2.2%)
AK Steel Holding                                         1,032(d)              22,033
Alcoa                                                   32,605                525,593
Allegheny Technologies                                  10,150(d)             454,416
Freeport-McMoRan Copper & Gold                          24,712(b)           1,984,126
Newmont Mining                                           5,648                267,207
Nucor                                                    8,986                419,197
Timminco                                                35,775(b,c,d)          44,278
United States Steel                                      7,934(d)             437,322
                                                                      ---------------
Total                                                                       4,154,172
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.8%)
Family Dollar Stores                                     4,809                133,834
JC Penney                                                7,769                206,733
Kohl's                                                   9,399(b)             506,889
Macy's                                                  16,341                273,875
Nordstrom                                               12,022                451,787
                                                                      ---------------
Total                                                                       1,573,118
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.4%)
Consolidated Edison                                      8,042                365,348
PG&E                                                     9,915(d)             442,705
                                                                      ---------------
Total                                                                         808,053
-------------------------------------------------------------------------------------

OFFICE ELECTRONICS (0.1%)
Xerox                                                   24,082                203,734
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (11.9%)
Chesapeake Energy                                       14,308                370,291
Chevron                                                141,104(e)          10,863,597
ConocoPhillips                                          78,881              4,028,453
Exxon Mobil                                             26,302              1,793,533
Hess                                                     9,364                566,522
Marathon Oil                                            55,597              1,735,738
Murphy Oil                                               8,920                483,464


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
OIL, GAS & CONSUMABLE FUELS (CONT.)
Occidental Petroleum                                    10,155               $826,109
Pioneer Natural Resources                                1,517(d)              73,074
Range Resources                                          4,024                200,596
Sunoco                                                   5,826(d)             152,059
Tesoro                                                   4,484(d)              60,758
Valero Energy                                           49,388                827,249
                                                                      ---------------
Total                                                                      21,981,443
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (0.4%)
Intl Paper                                              20,057                537,126
MeadWestvaco                                             7,925                226,893
                                                                      ---------------
Total                                                                         764,019
-------------------------------------------------------------------------------------

PHARMACEUTICALS (12.8%)
Abbott Laboratories                                     29,319              1,582,933
Bristol-Myers Squibb                                    26,988                681,447
Eli Lilly & Co                                          13,536                483,371
Forest Laboratories                                     19,704(b)             632,695
Johnson & Johnson                                       89,395              5,757,931
King Pharmaceuticals                                     4,443(b,d)            54,516
Merck & Co                                             118,574              4,332,694
Mylan                                                    8,691(b,d)           160,175
Pfizer                                                 541,251              9,845,355
Watson Pharmaceuticals                                   3,290(b)             130,317
                                                                      ---------------
Total                                                                      23,661,434
-------------------------------------------------------------------------------------

ROAD & RAIL (0.1%)
CSX                                                      4,718                228,776
Ryder System                                               493                 20,297
                                                                      ---------------
Total                                                                         249,073
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (2.5%)
Analog Devices                                           7,105                224,376
Broadcom Cl A                                           21,004(b)             660,576
Intel                                                   90,357              1,843,283
MEMC Electronic Materials                               10,781(b)             146,837
Micron Technology                                       31,350(b)             331,056
Natl Semiconductor                                       8,094(d)             124,324
NVIDIA                                                  27,337(b)             510,655
Texas Instruments                                       31,302                815,730
                                                                      ---------------
Total                                                                       4,656,837
-------------------------------------------------------------------------------------

SOFTWARE (2.6%)
Intuit                                                   3,650(b)             112,092
Microsoft                                              149,034              4,544,046
Red Hat                                                  9,382(b,d)           289,904
                                                                      ---------------
Total                                                                       4,946,042
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.4%)
Abercrombie & Fitch Cl A                                 8,533                297,375
AutoNation                                               1,855(b,d)            35,523
Bed Bath & Beyond                                        7,322(b)             282,849
Best Buy                                                 8,799                347,209
Gap                                                     12,951                271,323
Home Depot                                              63,698              1,842,784
Limited Brands                                           8,260                158,922
Lowe's Companies                                        19,928                466,116
Office Depot                                               585(b)               3,773
O'Reilly Automotive                                      5,111(b)             194,831
RadioShack                                               9,124                177,918
Sherwin-Williams                                         4,261                262,691
Tiffany & Co                                             3,591                154,413
                                                                      ---------------
Total                                                                       4,495,727
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Coach                                                    9,904                361,793
Jones Apparel Group                                        469                  7,532
Liz Claiborne                                           17,845(b,d)           100,467
Nike Cl B                                               10,597                700,144
VF                                                       2,167(d)             158,711
                                                                      ---------------
Total                                                                       1,328,647
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (--%)
Freddie Mac                                              7,944(b,d)            11,678
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (--%)
Fastenal                                                   429(d)              17,864
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.2%)
Sprint Nextel                                          110,608(b,d)           404,825
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $167,863,497)                                                     $184,920,493
-------------------------------------------------------------------------------------





See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


EXCHANGE TRADED FUNDS (0.3%)
                                                       SHARES                VALUE(a)
Vanguard Emerging Markets ETF                           13,811               $566,251
-------------------------------------------------------------------------------------
TOTAL EXCHANGE TRADED FUNDS
(Cost: $528,082)                                                             $566,251
-------------------------------------------------------------------------------------



MONEY MARKET FUND (0.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.18%                 97,723(f)             $97,723
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $97,723)                                                               $97,723
-------------------------------------------------------------------------------------



INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (3.2%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     5,917,512             $5,917,512
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $5,917,512)                                                         $5,917,512
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $174,406,814)                                                     $191,501,979
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

INVESTMENTS IN DERIVATIVES

FUTURES CONTRACTS OUTSTANDING AT DEC. 31, 2009



                             NUMBER OF                                  UNREALIZED
                             CONTRACTS      NOTIONAL     EXPIRATION    APPRECIATION/
CONTRACT DESCRIPTION       LONG/(SHORT)   MARKET VALUE      DATE      (DEPRECIATION)
------------------------------------------------------------------------------------
S&P 500 Index                    4          $1,110,700   March 2010          $(8,564)



NOTES TO PORTFOLIO OF INVESTMENTS


     ADR -- American Depository Receipt

(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Dec. 31, 2009, the value of foreign securities, excluding short-term securities, represented 1.15% of net assets.

(d) At Dec. 31, 2009, security was partially or fully on loan. See Note 7 to the financial statements.

(e) At Dec. 31, 2009, investments in securities included securities valued at $34,646 that were partially pledged as collateral to cover initial margin deposits on open stock index futures contracts.

(f) Affiliated Money Market Fund -- See Note 8 to the financial statements. The rate shown is the seven-day current annualized yield at Dec. 31, 2009.



--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
20  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                FAIR VALUE AT DEC. 31, 2009
                              ---------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)              $184,920,493          $--             $--        $184,920,493
---------------------------------------------------------------------------------------------
Total Equity Securities          184,920,493           --              --         184,920,493
---------------------------------------------------------------------------------------------
Other
  Exchange Traded Funds              566,251           --              --             566,251
  Affiliated Money Market
    Fund(b)                           97,723           --              --              97,723
  Investments of Cash
    Collateral Received
    for Securities on Loan         5,917,512           --              --           5,917,512
---------------------------------------------------------------------------------------------
Total Other                        6,581,486           --              --           6,581,486
---------------------------------------------------------------------------------------------
Investments in Securities        191,501,979           --              --         191,501,979
Other Financial
  Instruments(c)                      (8,564)          --              --              (8,564)
---------------------------------------------------------------------------------------------
Total                           $191,493,415          $--             $--        $191,493,415
---------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Dec. 31, 2009.
(c) Other Financial Instruments are derivative instruments, which are valued at the unrealized appreciation (depreciation) on the instrument. Derivative descriptions are located in the Investments in Derivatives section of the Portfolio of Investments.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  21

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
DEC. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $168,391,579)                    $185,486,744
  Affiliated money market fund (identified cost $97,723)                        97,723
  Investments of cash collateral received for securities on loan
    (identified cost $5,917,512)                                             5,917,512
--------------------------------------------------------------------------------------
Total investments in securities (identified cost $174,406,814)             191,501,979
Dividends and accrued interest receivable                                      209,498
Receivable for investment securities sold                                    7,320,102
Receivable from Investment Manager                                               5,150
--------------------------------------------------------------------------------------
Total assets                                                               199,036,729
--------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                         178,348
Payable for investment securities purchased                                  5,992,670
Payable upon return of securities loaned                                     5,917,512
Variation margin payable on futures contracts                                    2,850
Accrued investment management services fees                                     63,563
Other accrued expenses                                                          45,385
--------------------------------------------------------------------------------------
Total liabilities                                                           12,200,328
--------------------------------------------------------------------------------------
Net assets applicable to outstanding shares                               $186,836,401
--------------------------------------------------------------------------------------

Outstanding shares at beneficial interest                                   28,516,187
--------------------------------------------------------------------------------------
Net asset value per share                                                 $       6.55
--------------------------------------------------------------------------------------
*Value of securities on loan                                              $  5,689,795
--------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
22  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED DEC. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                        4,072,699
Interest                                                               188
Income distributions from affiliated money market fund              13,614
Income from securities lending -- net                              348,535
--------------------------------------------------------------------------
Total income                                                     4,435,036
--------------------------------------------------------------------------
Expenses:
Investment management services fees                                663,143
Compensation of board members                                        5,090
Custodian fees                                                      28,115
Professional fees                                                   35,878
--------------------------------------------------------------------------
Total expenses                                                     732,226
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                 (61,726)
--------------------------------------------------------------------------
Total net expenses                                                 670,500
--------------------------------------------------------------------------
Investment income (loss) -- net                                  3,764,536
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        (19,872,420)
  Foreign currency transactions                                     (1,348)
  Futures contracts                                               (366,854)
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        (20,240,622)
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                    53,518,263
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           33,277,641
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $ 37,042,177
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED DEC. 31,                                                   2009           2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $  3,764,536  $   5,664,871
Net realized gain (loss) on investments                        (20,240,622)   (83,517,331)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         53,518,263    (58,655,563)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                    37,042,177   (136,508,023)
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income                                                 --       (690,000)
  Net realized gain                                                     --    (40,450,000)
-----------------------------------------------------------------------------------------
Total distributions                                                     --    (41,140,000)
-----------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales of shares                                      873,694        506,853
Net asset value of shares issued for reinvestment of
  distributions                                                         --     41,140,000
Payments for redemptions of shares                             (25,945,159)   (54,294,774)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from share transactions      (25,071,465)   (12,647,921)
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         11,970,712   (190,295,944)
Net assets at beginning of year                                174,865,689    365,161,633
-----------------------------------------------------------------------------------------
Net assets at end of year                                     $186,836,401  $ 174,865,689
-----------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following table is intended to help you understand the Fund's financial performance. For the year ended Dec. 31, 2009, per share net investment income
(loss) amount is calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of expenses that apply to the variable accounts or any annuity charges, if any.

                                                                     YEAR ENDED DEC. 31,
                                                   -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $5.27       $10.30      $10.97      $11.14      $10.64
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .12          .17         .19         .17         .16
Net gains (losses) (both realized and
 unrealized)                                         1.16        (4.01)        .15        1.41         .53
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.28        (3.84)        .34        1.58         .69
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                   --         (.02)       (.17)       (.17)       (.16)
Distributions from realized gains                      --        (1.17)       (.84)      (1.58)       (.03)
----------------------------------------------------------------------------------------------------------
Total distributions                                    --        (1.19)      (1.01)      (1.75)       (.19)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.55        $5.27      $10.30      $10.97      $11.14
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       24.40%      (41.62%)      3.32%      15.79%       6.57%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                .44%         .48%        .48%        .45%        .45%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(b)                                    .40%         .40%        .40%        .40%        .40%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        2.25%        2.07%       1.68%       1.63%       1.48%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $187         $175        $365        $432        $466
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               76%         103%         65%         73%        121%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates have agreed to waive certain fees and expenses (excluding fees and expenses of acquired funds).

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  25

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Variable Portfolio -- Core Equity Fund (the Fund) is a series of RiverSource Variable Series Trust, a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. The Fund has unlimited authorized shares of beneficial interest. Prior to Feb. 1, 2008, the Fund was a series of RiverSource Variable Portfolio -- Select Series, Inc., a Minnesota corporation. The reorganization of the Fund from a series of the Minnesota corporation into a corresponding newly-formed series of RiverSource Variable Series Trust was approved by the Fund's shareholders on Jan. 29, 2008. The Fund invests primarily in equity securities of companies with a market capitalization greater than $5 billion at the time of purchase.

You may not buy (nor will you own) shares of the Fund directly. You invest by owning RiverSource Variable Annuity Fund A or RiverSource Variable Annuity Fund B and allocating your purchase payments to the variable account that invests in the Fund. Refer to your variable annuity contract prospectus for information regarding the investment options available to you.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM) (Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities, and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included

--------------------------------------------------------------------------------
26  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Trustees (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, LLC (RiverSource Investments or the Investment Manager), as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on the current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  27

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis

--------------------------------------------------------------------------------
28  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. INVESTMENTS IN DERIVATIVES

The Fund may invest in certain derivative instruments, which are transactions whose values depend on or are derived from (in whole or in part) the value of one or more other assets, such as securities, currencies, commodities or indices. Such derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk, and credit risk.

FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may enter into forward foreign currency contracts in connection with settling purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund's securities or as part of its investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily based upon foreign currency exchange rates from an independent pricing service and the change in value is recorded as unrealized appreciation or depreciation. The Fund will record a realized gain or loss when the forward foreign currency contract is closed.

The risks of forward foreign currency contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that the counterparty will not complete its contractual obligation, which may be in excess of the amount, if any, reflected in the Statement of Assets and Liabilities. At Dec. 31, 2009, and for the year then ended, the Fund had no outstanding forward foreign currency contracts.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  29

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


FUTURES TRANSACTIONS
The Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange to produce incremental earnings, hedge existing positions or protect against market changes in the value of equities, interest rates or foreign currencies. The Fund may also buy and write put and call options on these futures contracts. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Upon entering into futures contracts, the Fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

OPTION TRANSACTIONS
The Fund may buy and write options traded on any U.S. or foreign exchange, or in the over-the-counter (OTC) market to produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments. The Fund may also buy and sell put and call options and write covered call options on portfolio securities. Options are contracts which entitle the holder to purchase or sell securities or other financial instruments at a specified price, or in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Completion of transactions for options traded in the OTC market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain OTC options trades. Cash collateral held or posted by the Fund for such option trades must be returned to the counterparty or the Fund upon closure, exercise or expiration of the contract.

Option contracts purchased are recorded as investments and options contracts written are recorded as liabilities of the Fund. Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from

--------------------------------------------------------------------------------
30  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



independent brokers as of the close of the NYSE. The Fund will realize a gain or loss when the option transaction expires or is exercised. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The Fund's maximum payout in the case of written put option contracts represents the maximum potential amount of future payments (undiscounted) that the Fund could be required to make as a guarantor for written put options. For OTC options contracts, the transaction is also subject to counterparty credit risk. The maximum payout amount may be offset by the subsequent sale, if any, of assets obtained upon the exercise of the put options by holders of the option contracts or proceeds received upon entering into the contracts. At Dec. 31, 2009, and for the year then ended, the Fund had no outstanding written options.

TOTAL RETURN SWAP TRANSACTIONS
The Fund may enter into total return swap transactions to gain exposure to the total return on a specified reference security, a basket of reference securities or a reference security index during the specified period, in return for periodic payments based on a fixed or variable interest rate. Total return swap transactions may be used to obtain exposure to a security or market without owning or taking physical custody of such reference security or securities in a market.

The notional amounts of total return swap contracts are not recorded in the financial statements. Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses).

Total return swap transactions may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. It may not be possible for the Fund to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Total return swaps are subject to the risk associated with the investment in the reference securities. The risk in the case of short total return swap transactions is unlimited based on the potential for

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



unlimited increases in the market value of the reference securities. This risk may be offset if the Fund holds any of the reference securities. The risk in the case of long total return swap transactions is limited to the current notional amount of the total return swap. Total return swaps are also subject to the risk of the counterparty not fulfilling its obligations under the contract. The counterparty risk may be offset by any collateral held by the Fund related to the swap transactions. At Dec. 31, 2009, and for the year then ended, the Fund had no outstanding total return swap contracts.

EFFECTS OF DERIVATIVE TRANSACTIONS ON THE FINANCIAL STATEMENTS
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund's operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

FAIR VALUES OF DERIVATIVE INSTRUMENTS AT DEC. 31, 2009


                            ASSET DERIVATIVES                 LIABILITY DERIVATIVES
                     -------------------------------  -------------------------------------
                     STATEMENT OF ASSETS              STATEMENT OF ASSETS
RISK EXPOSURE          AND LIABILITIES                  AND LIABILITIES
CATEGORY                   LOCATION       FAIR VALUE        LOCATION       FAIR VALUE
-------------------------------------------------------------------------------------------
Equity contracts                                      Net assets --
                                                      unrealized
                                                      depreciation on
                             N/A              N/A     investments            $8,564*
-------------------------------------------------------------------------------------------
Total                                         N/A                            $8,564
-------------------------------------------------------------------------------------------


* Includes cumulative appreciation (depreciation) of futures contracts as reported in the Futures Contracts Outstanding table following the Portfolio of Investments. Only the current day's variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.

EFFECT OF DERIVATIVE INSTRUMENTS IN THE STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DEC. 31, 2009


    AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
--------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                 FUTURES    OPTIONS    TOTAL
--------------------------------------------------------------------------
Equity contracts                      $(366,854) $(51,312) $(418,166)
--------------------------------------------------------------------------
Total                                 $(366,854) $(51,312) $(418,166)
--------------------------------------------------------------------------




--------------------------------------------------------------------------------
32  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                 IN INCOME
--------------------------------------------------------------------------
RISK EXPOSURE CATEGORY                  FUTURES   OPTIONS    TOTAL
--------------------------------------------------------------------------
Equity contracts                       $(788,601) $51,311  $(737,290)
--------------------------------------------------------------------------
Total                                  $(788,601) $51,311  $(737,290)
--------------------------------------------------------------------------


VOLUME OF DERIVATIVE ACTIVITY
FUTURES
The gross notional amount of long contracts outstanding was $1.1 million at Dec. 31, 2009. The monthly average gross notional amount for long contracts was $3.6 million for the year ended Dec. 31, 2009. The fair value of such contracts on Dec. 31, 2009 is set forth in the table above.

OPTIONS
At Dec. 31, 2009, the Fund had no outstanding options contracts. During the year ended Dec. 31, 2009, the Fund's transactions in options contracts were limited to the expiration of those contracts open at the beginning of the year.

4. EXPENSES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. The management fee is computed daily and is equal on an annual basis to 0.40% of the average daily net assets of the Fund.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Dec. 31, 2009, other expenses paid to this company were $1,183.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were 0.40%. The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses indefinitely, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*) will not exceed 0.40% of the Fund's average daily net assets.

* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

5. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $123,906,698 and $134,162,809, respectively, for the year ended Dec. 31, 2009. Realized gains and losses are determined on an identified cost basis.

6. SHARE TRANSACTIONS

Transactions in shares for the periods indicated are as follows:

YEAR ENDED DEC. 31,                            2009        2008
------------------------------------------------------------------
Sold                                           172,076      64,942
Reinvested distributions                            --   4,913,798
Redeemed                                    (4,840,919) (7,237,735)
------------------------------------------------------------------
Net increase (decrease)                     (4,668,843) (2,258,995)
------------------------------------------------------------------


7. LENDING OF PORTFOLIO SECURITIES

Effective Dec. 1, 2008, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of

--------------------------------------------------------------------------------
34  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Dec. 31, 2009, securities valued at $5,689,795 were on loan, secured by cash collateral of $5,917,512 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $348,535 earned from securities lending for the year ended Dec. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

8. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $21,778,279 and $34,747,633, respectively, for the year ended Dec. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Dec. 31, 2009, can be found in the Portfolio of Investments.

9. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement,

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Dec. 31, 2009.

10. FEDERAL TAX INFORMATION

Prior to Feb. 1, 2008, net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures and options contracts, foreign currency transactions, recognition of unrealized appreciation (depreciation) for certain derivative investments, re-characterization of REIT distributions, investments in partnerships, foreign tax credits and losses deferred due to wash sales.

Effective Feb. 1, 2008, the Fund was reorganized as a disregarded entity for federal income tax purposes and does not expect to make regular distributions to shareholders. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The shareholder is subject to tax on its distributive share of the Fund's income and losses. The components of the Fund's net assets are reported at the shareholder level for tax purposes, and therefore, are not presented in the Statement of Assets and Liabilities.


--------------------------------------------------------------------------------
36  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED DEC. 31,                           2009     2008*
---------------------------------------------------------------
Ordinary income                                $--  $14,240,412
Long-term capital gain                          --   26,899,588
---------------------------------------------------------------


*   For the period from Jan. 1, 2008 to Jan. 31, 2008.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Feb. 22, 2010, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise

--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the

--------------------------------------------------------------------------------
38  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Variable Portfolio -- Core Equity Fund (the Fund) (one of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through December 31, 2006, were audited by other auditors whose report dated February 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
40  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Variable Portfolio -- Core Equity Fund of the RiverSource Variable Series Trust at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 22, 2010


--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  41

BOARD MEMBERS AND OFFICERS  ----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
42  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  43

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
44  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Kenwood Capital Management LLC, Ameriprise Certificate
New York, NY 10010                               Company and RiverSource Service Corporation since 2009;
Age 58                                           Chief Compliance Officer for each of the Seligman funds
                                                 since 2004; Anti-Money Laundering Prevention Officer
                                                 and Identity Theft Prevention Officer for each of the
                                                 Seligman funds since 2008; Managing Director, J. & W.
                                                 Seligman & Co. Incorporated and Vice-President for each
                                                 of the Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
    RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT  45

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
46  RIVERSOURCE VARIABLE PORTFOLIO -- CORE EQUITY FUND -- 2009 ANNUAL REPORT

RIVERSOURCE VARIABLE PORTFOLIO - CORE EQUITY FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474


                                This report must be accompanied or preceded by the Fund's
                                current prospectus.
                                RiverSource(R) mutual funds are distributed by RiverSource
                                Fund Distributors, Inc. Member FINRA, and managed by
                                RiverSource Investments, LLC. Insurance and Annuities are
                                issued by RiverSource Life Insurance Company. RiverSource is part of Ameriprise Financial, Inc.
                                RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C)2010 RiverSource Investments, LLC.                         S-6347 H (3/10)

Annual Report

                                                  (RIVERSOURCE INVESTMENTS LOGO)

DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS

ANNUAL REPORT FOR THE
PERIOD ENDED DECEMBER 31, 2009


THE ANNUAL REPORT DESCRIBES FIVE FUNDS,
EACH OF WHICH INVESTS IN OTHER
RIVERSOURCE FUNDS. THE OBJECTIVE OF
EACH FUND IS A HIGH LEVEL OF TOTAL
RETURN THAT IS CONSISTENT WITH AN
ACCEPTABLE LEVEL OF RISK.


Disciplined Asset Allocation Portfolios -- Conservative

Disciplined Asset Allocation Portfolios -- Moderately Conservative

Disciplined Asset Allocation Portfolios -- Moderate

Disciplined Asset Allocation Portfolios -- Moderately Aggressive

Disciplined Asset Allocation Portfolios -- Aggressive



 NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE





Please remember that you may not buy (nor will you own) shares of the Fund directly. You invest by buying a variable annuity contract or life insurance policy and allocating your purchase payments to the variable subaccount or variable account (the subaccounts) that invests in the Fund.

This annual report may contain information on funds not available under your variable annuity contract or life insurance policy. Please refer to your variable annuity contract or life insurance policy prospectus for information regarding the investment options available to you.

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance
  Disciplined Asset Allocation
    Portfolios -- Conservative.....    3
  Disciplined Asset Allocation
    Portfolios -- Moderately
    Conservative...................    4
  Disciplined Asset Allocation
    Portfolios -- Moderate.........    5
  Disciplined Asset Allocation
    Portfolios -- Moderately
    Aggressive.....................    6
  Disciplined Asset Allocation
    Portfolios -- Aggressive.......    7
Manager Commentary.................    8
Investment Holdings................   11
The Fund's Long-term Performance...   16
  Disciplined Asset Allocation
    Portfolios -- Conservative.....   16
  Disciplined Asset Allocation
    Portfolios -- Moderately
    Conservative...................   18
  Disciplined Asset Allocation
    Portfolios -- Moderate.........   20
  Disciplined Asset Allocation
    Portfolios -- Moderately
    Aggressive.....................   22
  Disciplined Asset Allocation
    Portfolios -- Aggressive.......   24
Fund Expenses Examples.............   26
Investments in Affiliated Funds....   30
Statements of Assets and
  Liabilities......................   40
Statements of Operations...........   41
Statements of Changes in Net
  Assets...........................   42
Financial Highlights...............   44
Notes to Financial Statements......   46
Report of Independent Registered
  Public Accounting Firm...........   51
Board Members and Officers.........   52
Proxy Voting.......................   55




--------------------------------------------------------------------------------
2  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

Disciplined Asset Allocation Portfolios - Conservative

FUND SUMMARY
--------------------------------------------------------------------------------

> Disciplined Asset Allocation Portfolios - Conservative (the Fund or
  Conservative) gained 16.85% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond
  Index, which rose 5.93% during the same period.

> The Fund's blended benchmark, composed of 74% Barclays Capital U.S. Aggregate
  Bond Index, 14% Russell 3000(R) Index, 6% Morgan Stanley Capital International
  (MSCI), Europe, Australasia and Far East (EAFE) Index and 6% Citigroup 3-Month U.S. Treasury Bill Index, returned 10.34%.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                    SINCE
                                                                                  INCEPTION
                                                                         1 YEAR     5/1/08
-------------------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios -- Conservative                 +16.85%     -1.06%
-------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)                   +5.93%     +5.42%
-------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                       +28.34%    -10.39%
-------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                             +32.46%    -13.31%
-------------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)                   +0.16%     +0.66%
-------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                               +10.34%     +2.12%
-------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

Disciplined Asset Allocation Portfolios are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE ----------------------------------------------------------

Disciplined Asset Allocation Portfolios - Moderately Conservative

FUND SUMMARY
--------------------------------------------------------------------------------

> Disciplined Asset Allocation Portfolios - Moderately Conservative (the Fund or
  Moderately Conservative) rose 18.93% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond
  Index, which gained 5.93% during the same period.

> The Fund's blended benchmark, composed of 60% Barclays Capital U.S. Aggregate
  Bond Index, 25% Russell 3000(R) Index, 10% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index and 5% Citigroup 3-Month U.S. Treasury Bill Index, returned 13.96%.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                    SINCE
                                                                                  INCEPTION
                                                                         1 YEAR     5/1/08
-------------------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios -- Moderately Conservative      +18.93%     -3.43%
-------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)                   +5.93%     +5.42%
-------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                       +28.34%    -10.39%
-------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                             +32.46%    -13.31%
-------------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)                   +0.16%     +0.66%
-------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                               +13.96%     -0.19%
-------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

Disciplined Asset Allocation Portfolios are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
4  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

Disciplined Asset Allocation Portfolios - Moderate

FUND SUMMARY
--------------------------------------------------------------------------------

> Disciplined Asset Allocation Portfolios - Moderate (the Fund or Moderate) gained 20.70% for the 12 months ended Dec. 31, 2009.

> The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond
  Index, which advanced 5.93% during the same period.

> The Fund's blended benchmark, composed of 46% Barclays Capital U.S. Aggregate
  Bond Index, 35% Russell 3000(R) Index, 15% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index and 4% Citigroup 3-Month U.S. Treasury Bill Index, returned 17.62%.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                    SINCE
                                                                                  INCEPTION
                                                                         1 YEAR     5/1/08
-------------------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios -- Moderate                     +20.70%     -5.26%
-------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)                   +5.93%     +5.42%
-------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                       +28.34%    -10.39%
-------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                             +32.46%    -13.31%
-------------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)                   +0.16%     +0.66%
-------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                               +17.62%     -2.61%
-------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

Disciplined Asset Allocation Portfolios are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  5

YOUR FUND AT A GLANCE ----------------------------------------------------------

Disciplined Asset Allocation Portfolios - Moderately Aggressive

FUND SUMMARY
--------------------------------------------------------------------------------

> Disciplined Asset Allocation Portfolios - Moderately Aggressive (the Fund or
  Moderately Aggressive) climbed 22.21% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the Russell 3000(R) Index, which advanced 28.34% during the same period.

> The Fund's blended benchmark, composed of 45% Russell 3000(R) Index, 32%
  Barclays Capital U.S. Aggregate Bond Index, 20% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index and 3% Citigroup 3-Month U.S. Treasury Bill Index, returned 21.26%.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                    SINCE
                                                                                  INCEPTION
                                                                         1 YEAR     5/1/08
-------------------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios -- Moderately Aggressive        +22.21%     -6.43%
-------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                       +28.34%    -10.39%
-------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)                   +5.93%     +5.42%
-------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                             +32.46%    -13.31%
-------------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)                   +0.16%     +0.66%
-------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                               +21.26%     -5.11%
-------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

Disciplined Asset Allocation Portfolios are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
6  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

Disciplined Asset Allocation Portfolios - Aggressive

FUND SUMMARY
--------------------------------------------------------------------------------

> Disciplined Asset Allocation Portfolios - Aggressive (the Fund or Aggressive) gained 23.82% for the 12 months ended Dec. 31, 2009.

> The Fund underperformed its benchmark, the Russell 3000(R) Index, which advanced 28.34% during the same period.

> The Fund's blended benchmark, composed of 56% Russell 3000(R) Index, 24%
  Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East
  (EAFE) Index, 18% Barclays Capital U.S. Aggregate Bond Index and 2% Citigroup 3-Month Treasury Bill Index, rose 24.85% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Dec. 31, 2009)
--------------------------------------------------------------------------------


                                                                                    SINCE
                                                                                  INCEPTION
                                                                         1 YEAR     5/1/08
-------------------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios -- Aggressive                   +23.82%     -7.78%
-------------------------------------------------------------------------------------------
Russell 3000(R) Index (unmanaged)                                       +28.34%    -10.39%
-------------------------------------------------------------------------------------------
MSCI EAFE Index (unmanaged)                                             +32.46%    -13.31%
-------------------------------------------------------------------------------------------
Barclays Capital U.S. Aggregate Bond Index (unmanaged)                   +5.93%     +5.42%
-------------------------------------------------------------------------------------------
Citigroup 3-Month U.S. Treasury Bill Index (unmanaged)                   +0.16%     +0.66%
-------------------------------------------------------------------------------------------
Blended Index (unmanaged)                                               +24.85%     -7.66%
-------------------------------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

The indices do not reflect the effects of expenses.

It is not possible to invest directly in an index.

Disciplined Asset Allocation Portfolios are "funds of funds" comprised of holdings in several different RiverSource Funds, which may include small-cap, mid-cap, large-cap, money market, international, bond, and/or sector funds. Each of the underlying funds in which the portfolio invests has its own investment risks, and those risks can affect the value of each portfolio's shares and investments. There are risks associated with fixed income investments, including credit risk, interest rate risk, and prepayment and extension risk. Non-investment grade securities have more volatile prices and carry more risk to principal and income than investment grade securities. International investing involves increased risk and volatility due to potential political and economic instability, currency fluctuations, and differences in financial reporting and accounting standards and oversight. Risks are particularly significant in emerging markets. Investments in small- and mid-capitalization companies involve greater risks and volatility than investments in larger, more established companies. See the Funds' prospectus for more information on these and other risks that may be associated with the underlying funds.


--------------------------------------------------------------------------------
            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY -------------------------------------------------------------

Dear Investors,

Three of the five Disciplined Asset Allocation(SM )Portfolios (the Funds) outperformed their respective primary benchmarks for the 12 months ended Dec. 31, 2009, while two underperformed. Four of the five Funds outperformed their respective blended benchmark for the same time frame. All returns shown below are for this annual period.

- Disciplined Asset Allocation Portfolios - Conservative gained 16.85%, outperforming the 5.93% advance of the Barclays Capital U.S. Aggregate Bond Index. The Fund's blended benchmark, composed of 74% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000(R) Index, 6% MSCI EAFE Index and 6% Citigroup 3-Month U.S. Treasury Bill Index, rose 10.34%.

- Disciplined Asset Allocation Portfolios - Moderately Conservative rose 18.93%, outperforming the 5.93% gain of the Barclays Capital U.S. Aggregate Bond Index. The Fund's blended benchmark, composed of 60% Barclays Capital U.S. Aggregate Bond Index, 25% Russell 3000(R) Index, 10% MSCI EAFE Index and 5% Citigroup 3-Month U.S. Treasury Bill Index, advanced 13.96%.

- Disciplined Asset Allocation Portfolios - Moderate gained 20.70%, outperforming the 5.93% advance of the Barclays Capital U.S. Aggregate Bond Index. The Fund's blended benchmark, composed of 46% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000(R) Index, 15% MSCI EAFE Index and 4% Citigroup 3-Month U.S. Treasury Bill Index, rose 17.62%.

- Disciplined Asset Allocation Portfolios - Moderately Aggressive climbed 22.21%, underperforming the 28.34% advance in the Russell 3000(R) Index. The Fund's blended benchmark, composed of 45% Russell 3000(R) Index, 32% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE Index and 3% Citigroup 3-Month U.S. Treasury Bill Index, rose 21.26%.

- Disciplined Asset Allocation Portfolios - Aggressive gained 23.82%, underperforming the 28.34% advance in the Russell 3000(R) Index. The Fund's blended benchmark, composed of 56% Russell 3000(R) Index, 24% MSCI EAFE Index, 18% Barclays Capital U.S. Aggregate Bond Index and 2% Citigroup 3-Month U.S. Treasury Bill Index, rose 24.85%.

SIGNIFICANT PERFORMANCE FACTORS
2009 began with concerns that the U.S. economy would remain mired in the worst economic downturn since the Great Depression, compounded by fears that the country's banking system would become insolvent. However, extraordinary policy response by the Federal Reserve Board (the Fed) and the U.S. Congress managed to stabilize the financial system, and the economy subsequently began to grow again. In response, financial markets staged a powerful rally that regained much, but not all, of the value destroyed during the downturn.

From their low point of the year in March, U.S. equity markets rose in excess of 60% through year end. For the full year, the Dow Jones Industrial Average gained approximately 19%, the S&P 500 Index rose more than 26%, and the NASDAQ Composite Index climbed 44%. Despite these gains, at the end of December stocks remained almost 30% below their peak levels of late 2007. While there was a notable rotation among sector performance since March, broadly speaking, economically-sensitive cyclical sectors performed best for the annual period as a whole, while the more defensive segments of the equity market lagged. Government bond yields traced a divergent path during the year, as short-term rates stayed exceptionally low, while longer-term yields rose in conjunction with evidence of an improving economy. The yield on the three-month Treasury bill began and ended the year in single digits, as the Fed maintained the targeted federal funds rate near zero, while the 10-year Treasury note yield rose from 2.5% at the start of the year to 3.8% at the end, resulting in a loss of more than 9.0% for the year. In contrast, corporate bonds, especially below-investment-grade bonds, enjoyed double-digit, and in some cases triple-digit, returns, as investor risk appetites rose.


--------------------------------------------------------------------------------
8  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Economic growth in the U.S. turned positive in the third quarter of 2009 for the first time since the second quarter of 2008. The 2.2% annualized rate was subdued compared to historical post-recession experience, and this may well be the case for the recovery as a whole. Meanwhile, evidence of economic stabilization and renewed growth emerged in other parts of the world as well. In particular, the emerging economies of the Pacific Rim, led by China, and in Latin America, led by Brazil, saw their economic growth rates restored to pre-financial crisis levels, as these countries were able to avoid the worst effects of the downturn.

The Funds' investment strategies are driven by two asset allocation models -- the momentum model, which focuses on the short term and seeks to capture market sentiment, and the value model, a long-term model that looks at risk-adjusted asset class returns vs. their long-term averages. Driven by these models, the Funds' tactical allocation had a positive impact on performance during the annual period. More specifically, moving from a neutral to an overweight position in equities and from an overweight to an underweight allocation to cash, as compared to each of the Fund's respective blended benchmarks early in 2009, delivered solid results during the second half of the year overall. Indeed, the decision to overweight U.S. equities was a key driver of returns. The Funds' positioning in both the large-cap and small- to mid-cap segments of the U.S. equity market, via several underlying funds, including RiverSource Disciplined Equity Fund, RiverSource Disciplined Large Cap Growth Fund, RiverSource Disciplined Large Cap Value Fund and RiverSource Small and Mid Cap Equity Fund, generated strong results relative to the other asset classes. Within fixed income, allocations to high yield corporate bonds, global bonds and emerging market bonds via RiverSource High Yield Bond Fund, RiverSource Global Bond Fund and RiverSource Emerging Markets Bond Fund, respectively, also aided the Funds' performance relative to their respective blended benchmarks. The Funds had overweighted allocations compared to their respective blended benchmarks to these fixed income segments since the second quarter of 2009 and were rewarded nicely for such positioning. Detracting most from an allocation perspective was an underweight position in international equities via RiverSource Disciplined International Equity Fund, as international equities outpaced U.S. equities for the year overall.

Security selection was a key positive driver of each of the Funds' results, with the exception of Disciplined Asset Allocation Portfolios -- Aggressive, where security selection detracted due to its heavier comparative weighting in equities. Each of the Funds benefited from particularly strong security selection in the underlying funds within the fixed income asset class. The Funds' positions in U.S. core bonds via RiverSource Diversified Bond Fund outpaced the Barclays Capital U.S. Aggregate Bond Index by the greatest margin during the annual period. Security selection in emerging market bonds and global bonds via underlying funds RiverSource Emerging Markets Bond Fund and RiverSource Global Bond Fund also was strong.

Security selection within the underlying equity funds overall detracted for the annual period, due primarily to struggles during the first months of the year by the three quantitative equity selection themes used in the underlying funds. Specifically, stocks selected using the value quantitative theme contributed to performance during the year. However, this was more than offset by the detracting effect of the quality and momentum themes. It is important to remember that the themes we use are expected to take turns in attempting to achieve positive performance over time, demonstrating the advantages of employing style diversification. Through the end of the year, we continued to emphasize the value theme, as we looked ahead to 2010 and our anticipation of growing economic recovery.

CHANGES TO THE FUNDS' POSITIONS
At the start of the year, the Funds were neutral in their allocations to equities and bonds and overweight in cash relative to their respective blended benchmarks. As the year progressed and the financial markets rallied off early-March lows, we increased the Funds' allocations to equities and decreased exposure to cash. We further diversified the Funds' exposure to fixed income, increasing allocations to high yield corporate bonds and emerging market bonds. Toward the end of the annual period, we increased the Funds' position in both developed international and emerging market equities, as the global economy picked up steam. At the end of the period, the Funds were significantly overweighted in equities versus their allocations to fixed income and cash relative to their respective blended benchmarks.


--------------------------------------------------------------------------------
            DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------


OUR FUTURE STRATEGY
We believe the Funds were well positioned at the end of December for further upside should the economic recovery take hold in the new year as anticipated. The Funds were overweight in equities relative to fixed income and cash, as our asset allocation models continued to indicate that equity returns should outpace those of fixed income and cash over the near term. Within equities, we expect to continue to use our three quantitative security selection themes, as these themes help us navigate through volatile markets and maintain a discipline that we believe will enable us to deliver consistent results over the long run. In fixed income, the Funds remained well diversified, with a modest emphasis on the higher yielding areas such as global bonds, emerging market bonds and high yield corporate bonds. The Funds had only a modest weighting in cash due to extremely low yields.

The main risks to ongoing economic recovery, in our view, are weak consumer spending, which makes up 70% of the economy, and the persistently high unemployment rate. Despite these headwinds, we continue to believe that 2010 can deliver solid gains, albeit materially lower than what we saw in 2009.







Dimitris J. Bertsimas, PhD             Tao Qiu, CFA(R)                        Colin Lundgren, CFA(R)
Senior Portfolio Manager               Portfolio Manager                      Portfolio Manager



Asset allocation does not assure a profit or protect against loss.

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Funds or any other person in the RiverSource or subadviser organization. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
10  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

INVESTMENT HOLDINGS ------------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE

Fund holdings at Dec. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                    9.9%                  9.8%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 7.4%                  2.6%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          5.4%                  6.0%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund           5.0%                  4.2%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          2.4%                  2.5%
======================================================================================
                                                      30.1%                 25.1%
--------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities, global, high yield,
     inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     29.6%                 36.7%
--------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                 7.2%                  3.9%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           3.1%                  6.2%
--------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund                      11.0%                  4.0%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                10.1%                  8.8%
======================================================================================
                                                      61.0%                 59.6%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          5.4%                  9.2%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       3.5%                  6.1%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Dec. 31, 2009; % of portfolio assets)




Equity Funds(1)                                       30.1%
----------------------------------------------------------------

Fixed Income Funds(2)                                 61.0%
----------------------------------------------------------------

Alternative Investments(3)                             5.4%
----------------------------------------------------------------

Cash Equivalents(4)                                    3.5%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 20.3%, International 7.4%, and U.S. Small Mid Cap 2.4%.
(2) Includes Investment Grade 29.6%, High Yield 11.0%, Inflation Protected Securities 10.1%, International 7.2%, and Global Bond 3.1%.
(3) Comprised entirely of an investment in RiverSource Absolute Return Currency and Income Fund.
(4) Comprised entirely of an investment in  RiverSource Cash Management Fund.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Dec. 31, 2009; % of portfolio assets)


RiverSource Diversified Bond Fund                      29.6%
-----------------------------------------------------------------
RiverSource High Yield Bond Fund                       11.0%
-----------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 10.1%
-----------------------------------------------------------------
RiverSource Disciplined Equity Fund                     9.9%
-----------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                  7.4%
-----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Funds."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  11

INVESTMENT HOLDINGS ------------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE

Fund holdings at Dec. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                   15.0%                 14.7%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 9.0%                  3.0%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          8.5%                  7.6%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund           7.4%                  9.4%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          3.8%                  3.8%
======================================================================================
                                                      43.7%                 38.5%
--------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities, global, high yield,
     inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     23.0%                 33.3%
--------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                 7.4%                  3.6%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           2.7%                  4.1%
--------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund                       8.7%                  2.1%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 7.7%                  7.7%
======================================================================================
                                                      49.5%                 50.8%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          4.1%                  6.4%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       2.7%                  4.3%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Dec. 31, 2009; % of portfolio assets)




Equity Funds(1)                                       43.7%
----------------------------------------------------------------

Fixed Income Funds(2)                                 49.5%
----------------------------------------------------------------

Alternative Investments(3)                             4.1%
----------------------------------------------------------------

Cash Equivalents(4)                                    2.7%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 30.9%, International 9.0% and U.S. Small Mid Cap
    3.8%.
(2) Includes Investment Grade 23.0%, High Yield 8.7%, Inflation Protected Securities 7.7%, International 7.4%, and Global Bond 2.7%.
(3) Comprised entirely of an investment in RiverSource Absolute Return Currency and Income Fund.
(4) Comprised entirely of an investment in RiverSource Cash Management Fund.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Dec. 31, 2009; % of portfolio assets)


RiverSource Diversified Bond Fund                      23.0%
-----------------------------------------------------------------
RiverSource Disciplined Equity Fund                    15.0%
-----------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                  9.0%
-----------------------------------------------------------------
RiverSource High Yield Bond Fund                        8.7%
-----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund           8.5%
-----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Funds."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
12  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

INVESTMENT HOLDINGS ------------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE

Fund holdings at Dec. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                   18.6%                 18.7%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                16.7%                  5.0%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund         10.9%                 10.4%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund           9.3%                 11.8%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          4.4%                  5.9%
======================================================================================
                                                      59.9%                 51.8%
--------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities, global, high yield,
     inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                     14.3%                 24.8%
--------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                 6.5%                  3.5%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           2.5%                  4.1%
--------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund                       6.5%                  2.3%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 6.7%                  7.0%
======================================================================================
                                                      36.5%                 41.7%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          2.2%                  3.9%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       1.4%                  2.6%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Dec. 31, 2009; % of portfolio assets)




Equity Funds(1)                                       59.9%
----------------------------------------------------------------

Fixed Income Funds(2)                                 36.5%
----------------------------------------------------------------

Alternative Investments(3)                             2.2%
----------------------------------------------------------------

Cash Equivalents(4)                                    1.4%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 38.8%, International 16.7% and U.S. Small Mid Cap 4.4%.
(2) Includes Investment Grade 14.3%, Inflation Protected Securities 6.7%, High Yield 6.5%, International 6.5% and Global Bond 2.5%.
(3) Comprised entirely of an investment in RiverSource Absolute Return Currency and Income Fund.
(4) Comprised entirely of an investment in RiverSource Cash Management Fund.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Dec. 31, 2009; % of portfolio assets)


RiverSource Disciplined Equity Fund                    18.6%
-----------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 16.7%
-----------------------------------------------------------------
RiverSource Diversified Bond Fund                      14.4%
-----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          10.9%
-----------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund            9.3%
-----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Funds."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  13

INVESTMENT HOLDINGS ------------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE

Fund holdings at Dec. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                   24.7%                 25.3%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                18.3%                  5.0%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund         13.4%                 11.8%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund          10.6%                 13.9%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          5.5%                  6.5%
======================================================================================
                                                      72.5%                 62.5%
--------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities, global, high yield,
     inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                      8.5%                 18.8%
--------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                 5.1%                  2.8%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           2.1%                  2.1%
--------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund                       4.9%                  2.3%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 4.9%                  5.8%
======================================================================================
                                                      25.5%                 31.8%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          1.2%                  3.4%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       0.8%                  2.3%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Dec. 31, 2009; % of portfolio assets)




Equity Funds(1)                                       72.5%
----------------------------------------------------------------

Fixed Income Funds(2)                                 25.5%
----------------------------------------------------------------

Alternative Investments(3)                             1.2%
----------------------------------------------------------------

Cash Equivalents(4)                                    0.8%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 48.7%, International 18.3% and .U.S. Small Mid Cap 5.5%.
(2) Includes Investment Grade 8.5%, International 5.1%, High Yield 4.9%, Inflation Protected Securities 4.9% and Global Bond 2.1%.
(3) Comprised entirely of an investment in RiverSource Absolute Return Currency and Income Fund.
(4) Comprised entirely of an investment in RiverSource Cash Management Fund.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Dec. 31, 2009; % of portfolio assets)


RiverSource Disciplined Equity Fund                    24.7%
-----------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 18.3%
-----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          13.4%
-----------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund           10.6%
-----------------------------------------------------------------
RiverSource Diversified Bond Fund                       8.5%
-----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Funds."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
14  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

INVESTMENT HOLDINGS ------------------------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE

Fund holdings at Dec. 31, 2009

                                                                         % OF FUND'S
                                                   % OF FUND'S        PORTFOLIO ASSETS
                                                PORTFOLIO ASSETS        6 MONTHS AGO
--------------------------------------------------------------------------------------
DOMESTIC EQUITY FUNDS/INTERNATIONAL EQUITY
  FUNDS
--------------------------------------------------------------------------------------
  Includes large cap, international, mid cap,
     small cap, small-mid cap
--------------------------------------------------------------------------------------
RiverSource Disciplined Equity Fund                   26.8%                 27.2%
--------------------------------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                21.4%                  5.6%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund         15.1%                 13.4%
--------------------------------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund          12.7%                 17.5%
--------------------------------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                          6.2%                  9.2%
======================================================================================
                                                      82.2%                 72.9%
--------------------------------------------------------------------------------------
INVESTMENT GRADE FIXED-INCOME FUNDS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities, global, high yield,
     inflation protected
--------------------------------------------------------------------------------------
RiverSource Diversified Bond Fund                      3.4%                 12.7%
--------------------------------------------------------------------------------------
RiverSource Emerging Markets Bond Fund                 4.3%                  2.1%
--------------------------------------------------------------------------------------
RiverSource Global Bond Fund                           1.0%                  2.1%
--------------------------------------------------------------------------------------
RiverSource High Yield Bond Fund                       4.9%                  2.3%
--------------------------------------------------------------------------------------
RiverSource Inflation Protected Securities
  Fund                                                 3.2%                  5.0%
======================================================================================
                                                      16.8%                 24.2%
--------------------------------------------------------------------------------------
ALTERNATIVE INVESTMENTS
--------------------------------------------------------------------------------------
  Includes government, corporate, mortgage and
     agency securities
--------------------------------------------------------------------------------------
RiverSource Absolute Return Currency and
  Income Fund                                          0.6%                  1.7%
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
CASH EQUIVALENTS
--------------------------------------------------------------------------------------
RiverSource Cash Management Fund                       0.4%                  1.2%
======================================================================================
                                                     100.0%                100.0%
--------------------------------------------------------------------------------------



PORTFOLIO ALLOCATION -----------------------------------------------------------
(at Dec. 31, 2009; % of portfolio assets)




Equity Funds(1)                                       82.2%
----------------------------------------------------------------

Fixed Income Funds(2)                                 16.8%
----------------------------------------------------------------

Alternative Investments(3)                             0.6%
----------------------------------------------------------------

Cash Equivalents(4)                                    0.4%
----------------------------------------------------------------


(1) Includes U.S. Large Cap 54.6%, International 21.4% and U.S. Small Mid Cap 6.2%.
(2) Includes High Yield 4.9%, International 4.3%, Investment Grade 3.4%, Inflation Protected Securities 3.2%, and Global Bond 1.0%.
(3) Comprised entirely of an investment in RiverSource Absolute Return Currency and Income Fund.
(4) Comprised entirely of an investment in RiverSource Cash Management Fund.

TOP FIVE HOLDINGS --------------------------------------------------------------
(at Dec. 31, 2009; % of portfolio assets)


RiverSource Disciplined Equity Fund                    26.8%
-----------------------------------------------------------------
RiverSource Disciplined International Equity
  Fund                                                 21.4%
-----------------------------------------------------------------
RiverSource Disciplined Large Cap Growth Fund          15.1%
-----------------------------------------------------------------
RiverSource Disciplined Large Cap Value Fund           12.7%
-----------------------------------------------------------------
RiverSource Disciplined Small and Mid Cap
  Equity Fund                                           6.2%
-----------------------------------------------------------------


For further detail about these holdings, please refer to the section entitled "Investments in Funds."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  15

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios - Conservative (from 5/1/08 to 12/31/09) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 74% Barclays Capital U.S. Aggregate Bond Index, 14% Russell 3000(R) Index, 6% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index, and 6% Citigroup 3-month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                               SINCE
                                             INCEPTION
                                    1 YEAR     5/1/08
DISCIPLINED ASSET ALLOCATION PORTFOLIOS --
CONSERVATIVE
     Cumulative value of $10,000   $11,685     $9,824
------------------------------------------------------
     Average annual total return   +16.85%     -1.06%
------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
     Cumulative value of $10,000   $10,593    $10,920
------------------------------------------------------
     Average annual total return    +5.93%     +5.42%
------------------------------------------------------
RUSSELL 3000 INDEX(2)
     Cumulative value of $10,000   $12,834     $8,329
------------------------------------------------------
     Average annual total return   +28.34%    -10.39%
------------------------------------------------------
MSCI EAFE INDEX(3)
     Cumulative value of $10,000   $13,246     $7,884
------------------------------------------------------
     Average annual total return   +32.46%    -13.31%
------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
     Cumulative value of $10,000   $10,016    $10,110
------------------------------------------------------
     Average annual total return    +0.16%     +0.66%
------------------------------------------------------
BLENDED INDEX(5)
     Cumulative value of $10,000   $11,034    $10,356
------------------------------------------------------
     Average annual total return   +10.34%     +2.12%
------------------------------------------------------




--------------------------------------------------------------------------------
16  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE LINE GRAPH)


                      DISCIPLINED ASSET      BARCLAYS CAPITAL                                              CITIGROUP 3-MONTH
                    ALLOCATION PORTFOLIOS     U.S. AGGREGATE       RUSSELL 3000          MSCI EAFE          U.S. TREASURY
                        - CONSERVATIVE         BOND INDEX(1)         INDEX(2)             INDEX(3)          BILL INDEX(4)
                    ---------------------    ----------------    -----------------    -----------------    -----------------
5/1/08                 $  10,000               $  10,000            $  10,000           $  10,000             $  10,000
6/08                       9,673                   9,906                9,207               9,347                10,025
9/08                       9,137                   9,857                8,403               7,431                10,068
12/08                      8,407                  10,309                6,489               5,952                10,093
3/09                       8,241                  10,321                5,788               5,128                10,098
6/09                       8,868                  10,505                6,762               6,453                10,103
9/09                       9,606                  10,898                7,865               7,713                10,107
12/09                      9,824                  10,920                8,329               7,884                10,110
                    BLENDED INDEX(5)
                    ----------------
5/1/08                 $  10,000
6/08                       9,784
9/08                       9,505
12/08                      9,385
3/09                       9,179
6/09                       9,649
9/09                      10,241
12/09                     10,356




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Blended Index for Conservative is a hypothetical representation of the performance of the Fund's asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund's neutral asset allocation. The following indices are used when calculating the Blended Index's return: domestic equity -- Russell 3000 Index; international equity -- MSCI EAFE Index;
    bonds -- Barclays Capital U.S. Aggregate Bond Index; and cash -- Citigroup 3-Month U.S. Treasury Bill Index. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  17

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios - Moderately Conservative (from 5/1/08 to 12/31/09) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 60% Barclays Capital U.S. Aggregate Bond Index, 25% Russell 3000(R) Index, 10% MSCI EAFE Index, and 5% Citigroup 3-month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                               SINCE
                                             INCEPTION
                                    1 YEAR     5/1/08
DISCIPLINED ASSET ALLOCATION PORTFOLIOS --
MODERATELY CONSERVATIVE
     Cumulative value of $10,000   $11,893     $9,435
------------------------------------------------------
     Average annual total return   +18.93%     -3.43%
------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
     Cumulative value of $10,000   $10,593    $10,920
------------------------------------------------------
     Average annual total return    +5.93%     +5.42%
------------------------------------------------------
RUSSELL 3000 INDEX(2)
     Cumulative value of $10,000   $12,834     $8,329
------------------------------------------------------
     Average annual total return   +28.34%    -10.39%
------------------------------------------------------
MSCI EAFE INDEX(3)
     Cumulative value of $10,000   $13,246     $7,884
------------------------------------------------------
     Average annual total return   +32.46%    -13.31%
------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
     Cumulative value of $10,000   $10,016    $10,110
------------------------------------------------------
     Average annual total return    +0.16%     +0.66%
------------------------------------------------------
BLENDED INDEX(5)
     Cumulative value of $10,000   $11,396     $9,968
------------------------------------------------------
     Average annual total return   +13.96%     -0.19%
------------------------------------------------------




--------------------------------------------------------------------------------
18  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE LINE GRAPH)


                      DISCIPLINED ASSET
                    ALLOCATION PORTFOLIOS    BARCLAYS CAPITAL                                          CITIGROUP 3-MONTH
                       - MODERATELY           U.S. AGGREGATE     RUSSELL 3000        MSCI EAFE          U.S. TREASURY
                        CONSERVATIVE           BOND INDEX(1)       INDEX (2)          INDEX(3)          BILL INDEX(4)
                    ---------------------    ----------------    ------------    -----------------    -----------------
5/1/08                 $     10,000            $    10,000        $   10,000       $    10,000           $    10,000
6/08                          9,574                  9,906             9,207             9,347                10,025
9/08                          8,898                  9,857             8,403             7,431                10,068
12/08                         7,934                 10,309             6,489             5,952                10,093
3/09                          7,655                 10,321             5,788             5,128                10,098
6/09                          8,355                 10,505             6,762             6,453                10,103
9/09                          9,174                 10,898             7,865             7,713                10,107
12/09                         9,435                 10,920             8,329             7,884                10,110
                    BLENDED INDEX(5)
                    ----------------
5/1/08               $   10,000
6/08                      9,684
9/08                      9,240
12/08                     8,747
3/09                      8,402
6/09                      9,050
9/09                      9,788
12/09                     9,968




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Blended Index for Moderately Conservative is a hypothetical representation of the performance of the Fund's asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund's neutral asset allocation. The following indices are used when calculating the Blended Index's return: domestic equity -- Russell 3000 Index; international equity -- MSCI EAFE Index; bonds -- Barclays Capital U.S. Aggregate Bond Index; and cash -- Citigroup 3-Month U.S. Treasury Bill Index. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  19

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios - Moderate (from 5/1/08 to 12/31/09) as compared to the performance of a widely cited performance index, the Barclays Capital U.S. Aggregate Bond Index, as well as a Blended Index, consisting of 46% Barclays Capital U.S. Aggregate Bond Index, 35% Russell 3000(R) Index, 15% Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index, and 4% Citigroup 3-month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                                                SINCE
                                                              INCEPTION
                                                     1 YEAR     5/1/08
DISCIPLINED ASSET ALLOCATION PORTFOLIOS --
MODERATE
     Cumulative value of $10,000                    $12,070     $9,137
-----------------------------------------------------------------------
     Average annual total return                    +20.70%     -5.26%
-----------------------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(1)
     Cumulative value of $10,000                    $10,593    $10,920
-----------------------------------------------------------------------
     Average annual total return                     +5.93%     +5.42%
-----------------------------------------------------------------------
RUSSELL 3000 INDEX(2)
     Cumulative value of $10,000                    $12,834     $8,329
-----------------------------------------------------------------------
     Average annual total return                    +28.34%    -10.39%
-----------------------------------------------------------------------
MSCI EAFE INDEX(3)
     Cumulative value of $10,000                    $13,246     $7,884
-----------------------------------------------------------------------
     Average annual total return                    +32.46%    -13.31%
-----------------------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
     Cumulative value of $10,000                    $10,016    $10,110
-----------------------------------------------------------------------
     Average annual total return                     +0.16%     +0.66%
-----------------------------------------------------------------------
BLENDED INDEX(5)
     Cumulative value of $10,000                    $11,762     $9,567
-----------------------------------------------------------------------
     Average annual total return                    +17.62%     -2.61%
-----------------------------------------------------------------------




--------------------------------------------------------------------------------
20  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE LINE GRAPH)


                      DISCIPLINED ASSET      BARCLAYS CAPITAL                                          CITIGROUP 3-MONTH
                    ALLOCATION PORTFOLIOS     U.S. AGGREGATE     RUSSELL 3000        MSCI EAFE          U.S. TREASURY
                          - MODERATE           BOND INDEX(1)      INDEX (2)           INDEX(3)          BILL INDEX(4)
                    ---------------------    ----------------    ------------    -----------------    -----------------
5/1/08                  $    10,000             $    10,000       $   10,000        $    10,000          $    10,000
6/08                          9,509                   9,906            9,207              9,347               10,025
9/08                          8,698                   9,857            8,403              7,431               10,068
12/08                         7,571                  10,309            6,489              5,952               10,093
3/09                          7,151                  10,321            5,788              5,128               10,098
6/09                          7,936                  10,505            6,762              6,453               10,103
9/09                          8,864                  10,898            7,865              7,713               10,107
12/09                         9,137                  10,920            8,329              7,884               10,110
                    BLENDED INDEX(5)
                    ----------------
5/1/08                $   10,000
6/08                       9,585
9/08                       8,967
12/08                      8,135
3/09                       7,669
6/09                       8,468
9/09                       9,333
12/09                      9,567




(1) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(2) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Blended Index for Moderate is a hypothetical representation of the performance of the Fund's asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund's neutral asset allocation. The following indices are used when calculating the Blended Index's return: domestic equity -- Russell 3000 Index; international equity -- MSCI EAFE Index;
    bonds -- Barclays Capital U.S. Aggregate Bond Index; and cash -- Citigroup 3-Month U.S. Treasury Bill Index. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  21

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios - Moderately Aggressive (from 5/1/08 to 12/31/09) as compared to the performance of a widely cited performance index, the Russell 3000(R) Index and a Blended Index, consisting of 45% Russell 3000 Index, 32% Barclays Capital U.S. Aggregate Bond Index, 20% MSCI EAFE Index, and 3% Citigroup 3-month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                               SINCE
                                             INCEPTION
                                    1 YEAR     5/1/08
DISCIPLINED ASSET ALLOCATION PORTFOLIOS --
MODERATELY AGGRESSIVE
     Cumulative value of $10,000   $12,221     $8,951
------------------------------------------------------
     Average annual total return   +22.21%     -6.43%
------------------------------------------------------
RUSSELL 3000 INDEX(1)
     Cumulative value of $10,000   $12,834     $8,329
------------------------------------------------------
     Average annual total return   +28.34%    -10.39%
------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(2)
     Cumulative value of $10,000   $10,593    $10,920
------------------------------------------------------
     Average annual total return    +5.93%     +5.42%
------------------------------------------------------
MSCI EAFE INDEX(3)
     Cumulative value of $10,000   $13,246     $7,884
------------------------------------------------------
     Average annual total return   +32.46%    -13.31%
------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
     Cumulative value of $10,000   $10,016    $10,110
------------------------------------------------------
     Average annual total return    +0.16%     +0.66%
------------------------------------------------------
BLENDED INDEX(5)
     Cumulative value of $10,000   $12,126     $9,161
------------------------------------------------------
     Average annual total return   +21.26%     -5.11%
------------------------------------------------------




--------------------------------------------------------------------------------
22  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE LINE GRAPH)

                      DISCIPLINED ASSET
                    ALLOCATION PORTFOLIOS                    BARCLAYS CAPITAL                         CITIGROUP 3-MONTH
                         - MODERATELY        RUSSELL 3000     U.S. AGGREGATE        MSCI EAFE          U.S. TREASURY
                         AGGRESSIVE            INDEX (1)       BOND INDEX(2)         INDEX(3)          BILL INDEX(4)
                    ---------------------    ------------    ----------------    -----------------    -----------------
5/1/08                 $     10,000           $   10,000        $   10,000          $    10,000          $    10,000
6/08                          9,460                9,207             9,906                9,347               10,025
9/08                          8,577                8,403             9,857                7,431               10,068
12/08                         7,324                6,489            10,309                5,952               10,093
3/09                          6,812                5,788            10,321                5,128               10,098
6/09                          7,641                6,762            10,505                6,453               10,103
9/09                          8,636                7,865            10,898                7,713               10,107
12/09                         8,951                8,329            10,920                7,884               10,110
                    BLENDED INDEX(5)
                    ----------------
5/1/08               $   10,000
6/08                      9,486
9/08                      8,699
12/08                     7,555
3/09                      6,986
6/09                      7,905
9/09                      8,878
12/09                     9,161




(1) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(3) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Blended Index for Moderately Aggressive is a hypothetical representation of the performance of the Fund's asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund's neutral asset allocation. The following indices are used when calculating the Blended Index's return: domestic equity -- Russell 3000 Index; international equity -- MSCI EAFE Index;
    bonds -- Barclays Capital U.S. Aggregate Bond Index; and cash -- Citigroup 3-Month U.S. Treasury Bill Index. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  23

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Disciplined Asset Allocation Portfolios - Aggressive (from 5/1/08 to 12/31/09) as compared to the performance of a widely cited performance index, the Russell 3000(R) Index and a Blended Index, consisting of 56% Russell 3000 Index, 24% MSCI EAFE Index, 18% Barclays Capital U.S. Aggregate Bond Index and 2% Citigroup 3-month U.S. Treasury Bill Index. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect expenses that apply to the variable account, annuity contract or life insurance policy. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Dec. 31, 2009
                                               SINCE
                                             INCEPTION
                                    1 YEAR     5/1/08
DISCIPLINED ASSET ALLOCATION PORTFOLIOS --
AGGRESSIVE
     Cumulative value of $10,000   $12,382     $8,736
------------------------------------------------------
     Average annual total return   +23.82%     -7.78%
------------------------------------------------------
RUSSELL 3000 INDEX(1)
     Cumulative value of $10,000   $12,834     $8,329
------------------------------------------------------
     Average annual total return   +28.34%    -10.39%
------------------------------------------------------
MSCI EAFE INDEX(2)
     Cumulative value of $10,000   $13,246     $7,884
------------------------------------------------------
     Average annual total return   +32.46%    -13.31%
------------------------------------------------------
BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX(3)
     Cumulative value of $10,000   $10,593    $10,920
------------------------------------------------------
     Average annual total return    +5.93%     +5.42%
------------------------------------------------------
CITIGROUP 3-MONTH U.S. TREASURY BILL INDEX(4)
     Cumulative value of $10,000   $10,016    $10,110
------------------------------------------------------
     Average annual total return    +0.16%     +0.66%
------------------------------------------------------
BLENDED INDEX(5)
     Cumulative value of $10,000   $12,485     $8,755
------------------------------------------------------
     Average annual total return   +24.85%     -7.66%
------------------------------------------------------




--------------------------------------------------------------------------------
24  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE LINE GRAPH)


                     DISCIPLINED ASSET                                                   BARCLAYS CAPITAL    CITIGROUP 3-MONTH
                   ALLOCATION PORTFOLIOS        RUSSELL 3000            MSCI EAFE         U.S. AGGREGATE       U.S. TREASURY
                        - AGGRESSIVE        INDEX (UNMANAGED)(1)         INDEX(2)         BOND INDEX(3)        BILL INDEX(4)
                   ---------------------    --------------------    -----------------    ----------------    -----------------
5/1/08                $   10,000                   $  10,000             $ 10,000             $ 10,000             $  10,000
6/08                       9,414                       9,207                9,347                9,906                10,025
9/08                       8,442                       8,403                7,431                9,857                10,068
12/08                      7,055                       6,489                5,952               10,309                10,093
3/09                       6,487                       5,788                5,128               10,321                10,098
6/09                       7,362                       6,762                6,453               10,505                10,113
9/09                       8,403                       7,865                7,713               10,898                10,118
12/09                      8,736                       8,329                7,884               10,920                10,110
                   BLENDED INDEX(5)
                   ----------------
5/1/08                  $  10,000
6/08                        9,385
9/08                        8,446
12/08                       7,012
3/09                        6,359
6/09                        7,366
9/09                        8,427
12/09                       8,755




(1) The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
(2) The Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index, is compiled from a composite of securities markets of Europe, Australasia and the Far East. The index is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
(3) The Barclays Capital U.S. Aggregate Bond Index, an unmanaged index, is made up of a representative list of government, corporate, asset-backed and mortgage-backed securities. The index is frequently used as a general measure of bond market performance.
(4) The Citigroup 3-Month U.S. Treasury Bill Index, an unmanaged index, is representative of the performance of three-month Treasury Bills.
(5) The Blended Index for Aggressive is a hypothetical representation of the performance of the Fund's asset classes according to their respective neutral asset allocation weightings adjusted each calendar year to reflect the changes of the Fund's neutral asset allocation. The following indices are used when calculating the Blended Index's return: domestic equity -- Russell 3000 Index; international equity -- MSCI EAFE Index;
    bonds -- Barclays Capital U.S. Aggregate Bond Index; and cash -- Citigroup 3-Month U.S. Treasury Bill Index. The indices reflect reinvestment of all distributions and changes in market prices.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  25

FUND EXPENSES EXAMPLES ---------------------------------------------------------
(UNAUDITED)

You may not buy (nor will you own) shares of the Funds directly. You invest by buying an annuity contract or life insurance policy and allocating your purchase payments to the subaccount that invests in the Funds. Your purchase price will be the next NAV calculated after your request is received by the Funds or an authorized insurance company.

As a contract/policy owner investing in the Funds, you incur ongoing costs, which may include management fees and other expenses; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds that underlie various annuity contracts and/or life insurance policies. In addition to the ongoing expenses which each Fund bears directly, each Fund's shareholders indirectly bear the expenses of the underlying funds (also referred to as "acquired funds") in which each Fund invests. Each Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by the acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

These examples are based on an investment of $1,000 invested at the beginning of the period indicated and held until Dec, 31, 2009.

ACTUAL EXPENSES
The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare each 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect expenses that apply to the subaccount or the contract. Therefore, the second line of each table is useful in comparing ongoing costs of the Fund only, and will not help you determine the relative total costs of owning different funds underlying various annuity contracts and/or life insurance policies. In addition, if the expenses that apply to the subaccount or the contract were included, your costs would have been higher.


--------------------------------------------------------------------------------
26  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Disciplined Asset Allocation Portfolios - Conservative

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   THE PERIOD(b),(c)
--------------------------------------------------------------------------------------------------
Actual(d)                            $1,000        $1,107.80         $2.18             $5.53
--------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)          $1,000        $1,023.14         $2.09             $5.30
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                                  FUND'S      ACQUIRED FUND
                                                                ANNUALIZED       FEES AND     NET FUND
                                                              EXPENSE RATIO    EXPENSES(b)    EXPENSES
------------------------------------------------------------------------------------------------------
                                                                   .41%            .63%         1.04%
------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.66%. Had these commitments not been in place during the entire six month period ended Dec. 31, 2009, the actual direct and indirect expenses paid would have been $5.68 and the hypothetical direct and indirect expenses paid would have been $5.46.
(c) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return of +10.78% for the six months ended Dec. 31, 2009.

Disciplined Asset Allocation Portfolios - Moderately Conservative

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   THE PERIOD(b),(c)
--------------------------------------------------------------------------------------------------
Actual(d)                            $1,000        $1,129.20         $2.20             $5.69
--------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)          $1,000        $1,023.14         $2.09             $5.41
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                                  FUND'S      ACQUIRED FUND
                                                                ANNUALIZED       FEES AND     NET FUND
                                                              EXPENSE RATIO    EXPENSES(b)    EXPENSES
------------------------------------------------------------------------------------------------------
                                                                   .41%            .65%         1.06%
------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.67%. Had these commitments not been in place during the entire six month period ended Dec. 31, 2009, the actual direct and indirect expenses paid would have been $5.80 and the hypothetical direct and indirect expenses paid would have been $5.51.
(c) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return of +12.92% for the six months ended Dec. 31, 2009.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  27

FUND EXPENSES EXAMPLES (continued) ---------------------------------------------


Disciplined Asset Allocation Portfolios - Moderate

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   THE PERIOD(b),(c)
--------------------------------------------------------------------------------------------------
Actual(d)                            $1,000        $1,151.50         $2.11             $5.75
--------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)          $1,000        $1,023.24         $1.99             $5.41
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                                  FUND'S      ACQUIRED FUND
                                                                ANNUALIZED       FEES AND     NET FUND
                                                              EXPENSE RATIO    EXPENSES(b)    EXPENSES
------------------------------------------------------------------------------------------------------
                                                                   .39%            .67%         1.06%
------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.69%. Had these commitments not been in place during the entire six month period ended Dec. 31, 2009, the actual direct and indirect expenses paid would have been $5.86 and the hypothetical direct and indirect expenses paid would have been $5.51.
(c) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return of +15.15% for the six months ended Dec. 31, 2009.

Disciplined Asset Allocation Portfolios - Moderately Aggressive

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   THE PERIOD(b),(c)
--------------------------------------------------------------------------------------------------
Actual(d)                            $1,000        $1,171.50         $2.24             $5.97
--------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)          $1,000        $1,023.14         $2.09             $5.56
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                                  FUND'S      ACQUIRED FUND
                                                                ANNUALIZED       FEES AND     NET FUND
                                                              EXPENSE RATIO    EXPENSES(b)    EXPENSES
------------------------------------------------------------------------------------------------------
                                                                   .41%            .68%         1.09%
------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.69%. Had these commitments not been in place during the entire six month period ended Dec. 31, 2009, the actual direct and indirect expenses paid would have been $6.02 and the hypothetical direct and indirect expenses paid would have been $5.61.
(c) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return of +17.15% for the six months ended Dec. 31, 2009.


--------------------------------------------------------------------------------
28  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Disciplined Asset Allocation Portfolios - Aggressive

                                                                                     DIRECT AND
                                                                     DIRECT           INDIRECT
                                   BEGINNING         ENDING         EXPENSES          EXPENSES
                                 ACCOUNT VALUE   ACCOUNT VALUE    PAID DURING       PAID DURING
                                  JULY 1, 2009   DEC. 31, 2009   THE PERIOD(a)   THE PERIOD(b),(c)
--------------------------------------------------------------------------------------------------
Actual(d)                            $1,000        $1,186.70         $2.26             $6.12
--------------------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)          $1,000        $1,023.14         $2.09             $5.66
--------------------------------------------------------------------------------------------------


ANNUALIZED EXPENSE RATIOS

                                                                  FUND'S      ACQUIRED FUND
                                                                ANNUALIZED       FEES AND     NET FUND
                                                              EXPENSE RATIO    EXPENSES(b)    EXPENSES
------------------------------------------------------------------------------------------------------
                                                                   .41%            .70%         1.11%
------------------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b) RiverSource Investments, LLC (the Investment Manager) and its affiliates have contractually agreed to waive fees and expenses for Class I shares on a number of underlying funds until the end of the underlying funds' next fiscal year. Before taking the fee waivers into account, the acquired fund (underlying fund) fees and expenses would have been 0.71%. Had these commitments not been in place during the entire six month period ended Dec. 31, 2009, the actual direct and indirect expenses paid would have been $6.17 and the hypothetical direct and indirect expenses paid would have been $5.71.
(c) Expenses are equal to the Fund's annualized expense ratio plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(d) Based on the actual return of +18.67% for the six months ended Dec. 31, 2009.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  29

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
Disciplined Asset Allocation Portfolios - Conservative
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)


EQUITY FUNDS (30.1%)
                                                       SHARES                VALUE(a)
INTERNATIONAL (7.4%)
RiverSource Disciplined International Equity
 Fund                                                  460,665             $3,298,359
-------------------------------------------------------------------------------------

U.S. LARGE CAP (20.3%)
RiverSource Disciplined Equity Fund                    920,626              4,372,972
RiverSource Disciplined Large Cap Growth Fund          293,769              2,370,715
RiverSource Disciplined Large Cap Value Fund           288,401              2,217,801
                                                                      ---------------
Total                                                                       8,961,488
-------------------------------------------------------------------------------------

U.S. SMALL MID CAP (2.4%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                           147,190              1,058,297
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $11,521,065)                                                       $13,318,144
-------------------------------------------------------------------------------------



FIXED INCOME FUNDS (61.0%)
                                                       SHARES                VALUE(a)
GLOBAL BOND (3.1%)
RiverSource Global Bond Fund                           199,325             $1,385,308
-------------------------------------------------------------------------------------

HIGH YIELD (11.0%)
RiverSource High Yield Bond Fund                     1,844,304              4,850,520
-------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (10.1%)
RiverSource Inflation Protected Securities
 Fund                                                  444,781              4,465,596
-------------------------------------------------------------------------------------

INTERNATIONAL (7.3%)
RiverSource Emerging Markets Bond Fund                 308,789              3,217,583
-------------------------------------------------------------------------------------

INVESTMENT GRADE (29.5%)
RiverSource Diversified Bond Fund                    2,725,070             13,107,586
-------------------------------------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $25,292,485)                                                       $27,026,593
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (5.4%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                           236,177             $2,373,574
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $2,332,457)                                                         $2,373,574
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (3.5%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                     1,554,828             $1,554,828
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $1,554,828)                                                         $1,554,828
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $40,700,835)                                                       $44,273,139
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using policies described in Note 2 to the financial statements.



--------------------------------------------------------------------------------
30  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Conservative


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                                 --------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER          LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                    MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in Affiliated Funds                     $44,273,139          $--             $--        $44,273,139





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  31

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Conservative
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)


EQUITY FUNDS (43.7%)
                                                       SHARES                VALUE(a)
INTERNATIONAL (9.0%)
RiverSource Disciplined International Equity
 Fund                                                  726,760             $5,203,599
-------------------------------------------------------------------------------------

U.S. LARGE CAP (30.9%)
RiverSource Disciplined Equity Fund                  1,823,312              8,660,733
RiverSource Disciplined Large Cap Growth Fund          613,043              4,947,254
RiverSource Disciplined Large Cap Value Fund           555,706              4,273,382
                                                                      ---------------
Total                                                                      17,881,369
-------------------------------------------------------------------------------------

U.S. SMALL MID CAP (3.8%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                           307,894              2,213,760
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $22,647,316)                                                       $25,298,728
-------------------------------------------------------------------------------------



FIXED INCOME FUNDS (49.5%)
                                                       SHARES                VALUE(a)
GLOBAL BOND (2.7%)
RiverSource Global Bond Fund                           223,867             $1,555,878
-------------------------------------------------------------------------------------

HIGH YIELD (8.7%)
RiverSource High Yield Bond Fund                     1,912,798              5,030,659
-------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (7.7%)
RiverSource Inflation Protected Securities
 Fund                                                  446,342              4,481,277
-------------------------------------------------------------------------------------

INTERNATIONAL (7.4%)
RiverSource Emerging Markets Bond Fund                 411,729              4,290,217
-------------------------------------------------------------------------------------

INVESTMENT GRADE (23.0%)
RiverSource Diversified Bond Fund                    2,759,437             13,272,894
-------------------------------------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $26,897,202)                                                       $28,630,925
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (4.1%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                           234,527             $2,357,000
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $2,311,820)                                                         $2,357,000
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (2.7%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                     1,543,673             $1,543,673
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $1,543,673)                                                         $1,543,673
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $53,400,011)                                                       $57,830,326
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using policies described in Note 2 to the financial statements.



--------------------------------------------------------------------------------
32  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Conservative


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                     FAIR VALUE AT DEC. 31, 2009
                                                   --------------------------------------------------------------
                                                        LEVEL 1          LEVEL 2
                                                     QUOTED PRICES        OTHER          LEVEL 3
                                                       IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                      MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                        IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
-----------------------------------------------------------------------------------------------------------------
Investments in Affiliated Funds                       $57,830,326          $--             $--        $57,830,326





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  33

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderate
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)


EQUITY FUNDS (59.8%)
                                                       SHARES                VALUE(a)
INTERNATIONAL (16.7%)
RiverSource Disciplined International Equity
 Fund                                                2,344,083            $16,783,634
-------------------------------------------------------------------------------------

U.S. LARGE CAP (38.7%)
RiverSource Disciplined Equity Fund                  3,919,377             18,617,042
RiverSource Disciplined Large Cap Growth Fund        1,350,471             10,898,301
RiverSource Disciplined Large Cap Value Fund         1,206,652              9,279,150
                                                                      ---------------
Total                                                                      38,794,493
-------------------------------------------------------------------------------------

U.S. SMALL MID CAP (4.4%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                           613,497              4,411,046
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $55,440,261)                                                       $59,989,173
-------------------------------------------------------------------------------------



FIXED INCOME FUNDS (36.5%)
                                                       SHARES                VALUE(a)
GLOBAL BOND (2.5%)
RiverSource Global Bond Fund                           366,609             $2,547,933
-------------------------------------------------------------------------------------

HIGH YIELD (6.5%)
RiverSource High Yield Bond Fund                     2,491,636              6,553,002
-------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (6.6%)
RiverSource Inflation Protected Securities
 Fund                                                  663,883              6,665,382
-------------------------------------------------------------------------------------

INTERNATIONAL (6.5%)
RiverSource Emerging Markets Bond Fund                 626,302              6,526,068
-------------------------------------------------------------------------------------

INVESTMENT GRADE (14.4%)
RiverSource Diversified Bond Fund                    2,971,702             14,293,887
-------------------------------------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $34,291,590)                                                       $36,586,272
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (2.2%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                           219,140             $2,202,361
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $2,163,849)                                                         $2,202,361
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (1.4%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                     1,442,487             $1,442,487
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $1,442,487)                                                         $1,442,487
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $93,338,187)                                                      $100,220,293
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using policies described in Note 2 to the financial statements.



--------------------------------------------------------------------------------
34  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderate


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                  FAIR VALUE AT DEC. 31, 2009
                                                ---------------------------------------------------------------
                                                     LEVEL 1          LEVEL 2
                                                  QUOTED PRICES        OTHER          LEVEL 3
                                                    IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                   MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                     IDENTICAL ASSETS       INPUTS         INPUTS           TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in Affiliated Funds                   $100,220,293          $--             $--        $100,220,293





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  35

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Aggressive
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)


EQUITY FUNDS (72.5%)
                                                       SHARES                VALUE(a)
INTERNATIONAL (18.3%)
RiverSource Disciplined International Equity
 Fund                                                1,657,369            $11,866,761
-------------------------------------------------------------------------------------

U.S. LARGE CAP (48.8%)
RiverSource Disciplined Equity Fund                  3,377,048             16,040,980
RiverSource Disciplined Large Cap Growth Fund        1,083,185              8,741,307
RiverSource Disciplined Large Cap Value Fund           889,985              6,843,984
                                                                      ---------------
Total                                                                      31,626,271
-------------------------------------------------------------------------------------

U.S. SMALL MID CAP (5.4%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                           493,657              3,549,395
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $42,530,105)                                                       $47,042,427
-------------------------------------------------------------------------------------



FIXED INCOME FUNDS (25.5%)
                                                       SHARES                VALUE(a)
GLOBAL BOND (2.1%)
RiverSource Global Bond Fund                           192,672             $1,339,068
-------------------------------------------------------------------------------------

HIGH YIELD (4.9%)
RiverSource High Yield Bond Fund                     1,215,414              3,196,539
-------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (4.9%)
RiverSource Inflation Protected Securities
 Fund                                                  315,633              3,168,953
-------------------------------------------------------------------------------------

INTERNATIONAL (5.1%)
RiverSource Emerging Markets Bond Fund                 315,624              3,288,806
-------------------------------------------------------------------------------------

INVESTMENT GRADE (8.5%)
RiverSource Diversified Bond Fund                    1,149,261              5,527,947
-------------------------------------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $15,402,243)                                                       $16,521,313
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (1.2%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                            75,737               $761,159
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $745,339)                                                             $761,159
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (0.8%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                       498,757               $498,757
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $498,757)                                                             $498,757
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $59,176,444)                                                       $64,823,656
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using policies described in Note 2 to the financial statements.



--------------------------------------------------------------------------------
36  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Moderately Aggressive


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                                 --------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER          LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                    MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in Affiliated Funds                     $64,823,656          $--             $--        $64,823,656





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  37

INVESTMENTS IN AFFILIATED FUNDS ------------------------------------------------
Disciplined Asset Allocation Portfolios - Aggressive
DEC. 31, 2009
(Percentages represent value of investments compared to net assets)


EQUITY FUNDS (82.2%)
                                                       SHARES                VALUE(a)
INTERNATIONAL (21.4%)
RiverSource Disciplined International Equity
 Fund                                                  778,863             $5,576,657
-------------------------------------------------------------------------------------

U.S. LARGE CAP (54.6%)
RiverSource Disciplined Equity Fund                  1,467,081              6,968,634
RiverSource Disciplined Large Cap Growth Fund          486,175              3,923,429
RiverSource Disciplined Large Cap Value Fund           427,914              3,290,658
                                                                      ---------------
Total                                                                      14,182,721
-------------------------------------------------------------------------------------

U.S. SMALL MID CAP (6.2%)
RiverSource Disciplined Small and Mid Cap
 Equity Fund                                           225,683              1,622,661
-------------------------------------------------------------------------------------
TOTAL EQUITY FUNDS
(Cost: $18,982,263)                                                       $21,382,039
-------------------------------------------------------------------------------------



FIXED INCOME FUNDS (16.8%)
                                                       SHARES                VALUE(a)
GLOBAL BOND (1.0%)
RiverSource Global Bond Fund                            35,930               $249,715
-------------------------------------------------------------------------------------

HIGH YIELD (4.8%)
RiverSource High Yield Bond Fund                       481,675              1,266,806
-------------------------------------------------------------------------------------

INFLATION PROTECTED SECURITIES (3.2%)
RiverSource Inflation Protected Securities
 Fund                                                   83,954                842,902
-------------------------------------------------------------------------------------

INTERNATIONAL (4.4%)
RiverSource Emerging Markets Bond Fund                 108,661              1,132,243
-------------------------------------------------------------------------------------

INVESTMENT GRADE (3.4%)
RiverSource Diversified Bond Fund                      181,526                873,140
-------------------------------------------------------------------------------------
TOTAL FIXED INCOME FUNDS
(Cost: $4,050,864)                                                         $4,364,806
-------------------------------------------------------------------------------------



ALTERNATIVE INVESTMENTS (0.6%)
                                                       SHARES                VALUE(a)
RiverSource Absolute Return Currency and
 Income Fund                                            15,520               $155,981
-------------------------------------------------------------------------------------
TOTAL ALTERNATIVE INVESTMENTS
(Cost: $152,835)                                                             $155,981
-------------------------------------------------------------------------------------



CASH EQUIVALENTS (0.4%)
                                                       SHARES                VALUE(a)
MONEY MARKET
RiverSource Cash Management Fund                       102,154               $102,154
-------------------------------------------------------------------------------------
TOTAL CASH EQUIVALENTS
(Cost: $102,154)                                                             $102,154
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN AFFILIATED FUNDS
(Cost: $23,288,116)                                                       $26,004,980
=====================================================================================




NOTES TO INVESTMENTS IN AFFILIATED FUNDS


(a) Securities are valued by using policies described in Note 2 to the financial statements.



--------------------------------------------------------------------------------
38  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------
Disciplined Asset Allocation Portfolios - Aggressive


FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Dec. 31, 2009:

                                                                   FAIR VALUE AT DEC. 31, 2009
                                                 --------------------------------------------------------------
                                                      LEVEL 1          LEVEL 2
                                                   QUOTED PRICES        OTHER          LEVEL 3
                                                     IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                                    MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                                      IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
---------------------------------------------------------------------------------------------------------------
Investments in Affiliated Funds                     $26,004,980          $--             $--        $26,004,980





HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  39

STATEMENTS OF ASSETS AND LIABILITIES -------------------------------------------


                                               DISCIPLINED ASSET             DISCIPLINED ASSET             DISCIPLINED ASSET
                                           ALLOCATION PORTFOLIOS --      ALLOCATION PORTFOLIOS --      ALLOCATION PORTFOLIOS --
DEC. 31, 2009                                    CONSERVATIVE             MODERATELY CONSERVATIVE              MODERATE
ASSETS
Investments in affiliated funds, at value
  (identified cost $40,700,835,
  $53,400,011 and $93,338,187,
  respectively)                                   $44,273,139                   $57,830,326                  $100,220,293
Capital shares receivable                             112,469                       179,388                       119,569
Dividends receivable                                   31,144                        31,848                        38,283
Receivable for affiliated investments
  sold                                                     --                            --                       639,328
Receivable from investment manager                      6,443                         4,933                            --
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                       44,423,195                    58,046,495                   101,017,473
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                 81,774                        58,188                       731,260
Payable for affiliated investments
  purchased                                            25,033                       110,204                            --
Accrued distribution fees                               9,171                        12,068                        20,937
Accrued transfer agency fees                            2,201                         2,896                         5,025
Accrued administration services fees                      734                           965                         1,675
Other accrued expenses                                 27,435                        28,210                        20,844
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     146,348                       212,531                       779,741
-------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to outstanding
  shares                                          $44,276,847                   $57,833,964                  $100,237,732
-------------------------------------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest           4,496,764                     6,115,667                    10,943,636
-------------------------------------------------------------------------------------------------------------------------------
Net asset value per share                         $      9.85                   $      9.46                  $       9.16
-------------------------------------------------------------------------------------------------------------------------------




                                               DISCIPLINED ASSET             DISCIPLINED ASSET
                                           ALLOCATION PORTFOLIOS --      ALLOCATION PORTFOLIOS --
DEC. 31, 2009                                MODERATELY AGGRESSIVE              AGGRESSIVE
ASSETS
Investments in affiliated funds, at value
  (identified cost $59,176,444 and
    $23,288,116, respectively)                    $64,823,656                   $26,004,980
Capital shares receivable                              52,140                         8,475
Dividends receivable                                   16,676                         4,870
Receivable for affiliated investments
  sold                                                 17,618                        12,645
Receivable from investment manager                      5,584                         4,899
-------------------------------------------------------------------------------------------------
Total assets                                       64,915,674                    26,035,869
-------------------------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                 57,536                        18,795
Accrued distribution fees                              13,489                         5,473
Accrued transfer agency fees                            3,237                         1,314
Accrued administration services fees                    1,079                           438
Other accrued expenses                                 28,497                        28,103
-------------------------------------------------------------------------------------------------
Total liabilities                                     103,838                        54,123
-------------------------------------------------------------------------------------------------
Net assets applicable to outstanding
  shares                                          $64,811,836                   $25,981,746
-------------------------------------------------------------------------------------------------
Outstanding shares of beneficial interest           7,225,669                     2,968,122
-------------------------------------------------------------------------------------------------
Net asset value per share                         $      8.97                   $      8.75
-------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
40  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

STATEMENTS OF OPERATIONS -------------------------------------------------------


                                                 DISCIPLINED ASSET            DISCIPLINED ASSET            DISCIPLINED ASSET
                                             ALLOCATION PORTFOLIOS --     ALLOCATION PORTFOLIOS --     ALLOCATION PORTFOLIOS --
YEAR ENDED DEC. 31, 2009                           CONSERVATIVE            MODERATELY CONSERVATIVE             MODERATE
INVESTMENT INCOME
Income:
Dividend distributions from underlying
  affiliated funds                                  $1,128,126                   $ 1,378,922                  $ 2,343,280
-------------------------------------------------------------------------------------------------------------------------------
Expenses:
Distribution fees                                       83,749                       100,066                      170,619
Transfer agency fees                                    20,099                        24,015                       40,948
Administrative services fees                             6,699                         8,005                       13,734
Custodian fees                                           7,515                         7,775                        7,250
Printing and postage                                    12,125                        12,985                        8,125
Professional fees                                       21,415                        21,415                       21,415
Other                                                    1,178                         1,206                        1,146
-------------------------------------------------------------------------------------------------------------------------------
Total expenses                                         152,780                       175,467                      263,237
  Expenses waived/reimbursed by the
    Investment Manager and its affiliates              (15,430)                      (11,358)                          --
-------------------------------------------------------------------------------------------------------------------------------
Total net expenses                                     137,350                       164,109                      263,237
-------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                        990,776                     1,214,813                    2,080,043
-------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Sales of underlying affiliated funds                (650,904)                   (1,046,957)                  (3,964,517)
  Capital gain distributions from
    underlying affiliated funds                         79,439                       154,679                      336,211
-------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on affiliated
  investments                                         (571,465)                     (892,278)                  (3,628,306)
Net change in unrealized appreciation
  (depreciation) on affiliated investments           5,272,968                     7,550,492                   15,576,795
-------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                       4,701,503                     6,658,214                   11,948,489
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         $5,692,279                   $ 7,873,027                  $14,028,532
-------------------------------------------------------------------------------------------------------------------------------




                                                 DISCIPLINED ASSET            DISCIPLINED ASSET
                                             ALLOCATION PORTFOLIOS --     ALLOCATION PORTFOLIOS --
YEAR ENDED DEC. 31, 2009                       MODERATELY AGGRESSIVE             AGGRESSIVE
INVESTMENT INCOME
Income:
Dividend distributions from underlying
  affiliated funds                                  $ 1,611,151                  $   622,045
--------------------------------------------------------------------------------------------------
Expenses:
Distribution fees                                       121,184                       46,457
Transfer agency fees                                     29,084                       11,150
Administrative services fees                              9,694                        3,716
Custodian fees                                            7,725                       11,340
Printing and postage                                     14,060                       11,125
Professional fees                                        21,415                       21,415
Other                                                     1,166                        1,260
--------------------------------------------------------------------------------------------------
Total expenses                                          204,328                      106,463
  Expenses waived/reimbursed by the
    Investment Manager and its affiliates                (5,584)                     (30,273)
--------------------------------------------------------------------------------------------------
Total net expenses                                      198,744                       76,190
--------------------------------------------------------------------------------------------------
Investment income (loss) -- net                       1,412,407                      545,855
--------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Sales of underlying affiliated funds               (3,327,386)                  (1,101,104)
  Capital gain distributions from
    underlying affiliated funds                         246,496                      121,464
--------------------------------------------------------------------------------------------------
Net realized gain (loss) on affiliated
  investments                                        (3,080,890)                    (979,640)
Net change in unrealized appreciation
  (depreciation) on affiliated investments           12,983,205                    5,117,114
--------------------------------------------------------------------------------------------------
Net gain (loss) on investments                        9,902,315                    4,137,474
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                         $11,314,722                  $ 4,683,329
--------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  41

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


                                                   DISCIPLINED ASSET                  DISCIPLINED ASSET
                                                ALLOCATION PORTFOLIOS --           ALLOCATION PORTFOLIOS --
                                                      CONSERVATIVE                 MODERATELY CONSERVATIVE
YEAR ENDED DEC. 31,                              2009            2008(A)            2009            2008(A)
OPERATIONS
Investment income (loss) -- net              $    990,776      $   405,020      $  1,214,813      $   413,957
Net realized gain (loss) on affiliated
  investments                                    (571,465)        (694,223)         (892,278)      (1,271,371)
Net change in unrealized appreciation
  (depreciation) on affiliated investments      5,272,968       (1,700,880)        7,550,492       (3,120,403)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     5,692,279       (1,990,083)        7,873,027       (3,977,817)
-------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                            32,913,715       30,989,340        36,452,213       33,510,884
Payments for redemptions                      (17,695,954)      (5,732,674)      (10,012,318)      (6,112,258)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                           15,217,761       25,256,666        26,439,895       27,398,626
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets        20,910,040       23,266,583        34,312,922       23,420,809
Net assets at beginning of year                23,366,807          100,224(b)     23,521,042          100,233(c)
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                    $ 44,276,847      $23,366,807      $ 57,833,964      $23,521,042
-------------------------------------------------------------------------------------------------------------



(a) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(b) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $227, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(c) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $236, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).

                                                   DISCIPLINED ASSET                  DISCIPLINED ASSET
                                                ALLOCATION PORTFOLIOS --           ALLOCATION PORTFOLIOS --
                                                        MODERATE                    MODERATELY AGGRESSIVE
YEAR ENDED DEC. 31,                              2009            2008(A)            2009            2008(A)
OPERATIONS
Investment income (loss) -- net              $  2,080,043      $   799,095      $  1,412,407      $   580,903
Net realized gain (loss) on affiliated
  investments                                  (3,628,306)        (706,458)       (3,080,890)        (720,236)
Net change in unrealized appreciation
  (depreciation) on affiliated investments     15,576,795       (8,694,912)       12,983,205       (7,336,211)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    14,028,532       (8,602,275)       11,314,722       (7,475,544)
-------------------------------------------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                            58,106,111       58,953,513        35,755,427       42,273,098
Payments for redemptions                      (17,577,140)      (4,771,238)      (13,568,033)      (3,588,056)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                           40,528,971       54,182,275        22,187,394       38,685,042
-------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets        54,557,503       45,580,000        33,502,116       31,209,498
Net assets at beginning of year                45,680,229          100,229(b)     31,309,720          100,222(c)
-------------------------------------------------------------------------------------------------------------
Net assets at end of year                    $100,237,732      $45,680,229      $ 64,811,836      $31,309,720
-------------------------------------------------------------------------------------------------------------


(a) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(b) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $232, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).
(c) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $225, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).

The accompanying Notes to Financial Statements are an integral part of these statements.



--------------------------------------------------------------------------------
42  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


                                                   DISCIPLINED ASSET
                                               ALLOCATION PORTFOLIOS --
                                                      AGGRESSIVE
YEAR ENDED DEC. 31,                              2009           2008(A)
OPERATIONS
Investment income (loss) -- net              $   545,855      $   190,201
Net realized gain (loss) on affiliated
  investments                                   (979,640)        (377,981)
Net change in unrealized appreciation
  (depreciation) on affiliated investments     5,117,114       (2,400,453)
-------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    4,683,329       (2,588,233)
-------------------------------------------------------------------------
SHARE TRANSACTIONS
Proceeds from sales                           14,136,399       15,481,561
Payments for redemptions                      (4,130,408)      (1,701,108)
-------------------------------------------------------------------------
Increase (decrease) in net assets from
  share transactions                          10,005,991       13,780,453
-------------------------------------------------------------------------
Total increase (decrease) in net assets       14,689,320       11,192,220
Net assets at beginning of year               11,292,426          100,206(b)
-------------------------------------------------------------------------
Net assets at end of year                    $25,981,746      $11,292,426
-------------------------------------------------------------------------


(a) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(b) Initial capital of $100,000 was contributed on April 28, 2008. The Fund had an increase in net assets resulting from operations of $209, and a decrease in net assets resulting from payments for redemptions of $3 during the period from April 28, 2008 to May 1, 2008 (date the Fund became available).

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. For the year ended Dec. 31, 2009, per share net investment income
(loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of the expenses that apply to the variable accounts or any contract charges, if any, and are not annualized for periods of less than one year.


Disciplined Asset Allocation Portfolios - Conservative

                                                        Year ended
                                                         Dec. 31,
                                                   -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $8.43       $10.02
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .27          .14
Net gains (losses) (both realized and
 unrealized)                                         1.15        (1.73)
----------------------------------------------------------------------
Total from investment operations                     1.42        (1.59)
----------------------------------------------------------------------
Net asset value, end of period                      $9.85        $8.43
----------------------------------------------------------------------
TOTAL RETURN                                       16.85%      (15.93%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .46%         .86%(c)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .41%         .41%(c)
----------------------------------------------------------------------
Net investment income (loss)                        2.96%        5.27%(c)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $44          $23
----------------------------------------------------------------------
Portfolio turnover rate                               63%          48%
----------------------------------------------------------------------




Disciplined Asset Allocation Portfolios - Moderately Conservative

                                                        Year ended
                                                         Dec. 31,
                                                   -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.95       $10.02
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .26          .14
Net gains (losses) (both realized and
 unrealized)                                         1.25        (2.21)
----------------------------------------------------------------------
Total from investment operations                     1.51        (2.07)
----------------------------------------------------------------------
Net asset value, end of period                      $9.46        $7.95
----------------------------------------------------------------------
TOTAL RETURN                                       18.93%      (20.67%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .44%         .75%(c)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .41%         .41%(c)
----------------------------------------------------------------------
Net investment income (loss)                        3.04%        4.31%(c)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $58          $24
----------------------------------------------------------------------
Portfolio turnover rate                               39%          51%
----------------------------------------------------------------------




Disciplined Asset Allocation Portfolios - Moderate

                                                        Year ended
                                                         Dec. 31,
                                                   -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.59       $10.02
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .28          .13
Net gains (losses) (both realized and
 unrealized)                                         1.29        (2.56)
----------------------------------------------------------------------
Total from investment operations                     1.57        (2.43)
----------------------------------------------------------------------
Net asset value, end of period                      $9.16        $7.59
----------------------------------------------------------------------
TOTAL RETURN                                       20.70%      (24.29%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .39%         .55%(c)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .39%         .41%(c)
----------------------------------------------------------------------
Net investment income (loss)                        3.05%        4.33%(c)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $100          $46
----------------------------------------------------------------------
Portfolio turnover rate                               39%          24%
----------------------------------------------------------------------





Disciplined Asset Allocation Portfolios - Moderately Aggressive

                                                        Year ended
                                                         Dec. 31,
                                                   -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.34       $10.02
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23          .14
Net gains (losses) (both realized and
 unrealized)                                         1.40        (2.82)
----------------------------------------------------------------------
Total from investment operations                     1.63        (2.68)
----------------------------------------------------------------------
Net asset value, end of period                      $8.97        $7.34
----------------------------------------------------------------------
TOTAL RETURN                                       22.21%      (26.76%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .42%         .61%(c)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .41%         .41%(c)
----------------------------------------------------------------------
Net investment income (loss)                        2.91%        4.06%(c)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $65          $31
----------------------------------------------------------------------
Portfolio turnover rate                               50%          27%
----------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------



Disciplined Asset Allocation Portfolios - Aggressive

                                                        Year ended
                                                         Dec. 31,
                                                   -------------------
PER SHARE DATA                                      2009       2008(a)
Net asset value, beginning of period                $7.07       $10.02
----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .23          .12
Net gains (losses) (both realized and
 unrealized)                                         1.45        (3.07)
----------------------------------------------------------------------
Total from investment operations                     1.68        (2.95)
----------------------------------------------------------------------
Net asset value, end of period                      $8.75        $7.07
----------------------------------------------------------------------
TOTAL RETURN                                       23.82%      (29.45%)
----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                                .57%        1.14%(c)
----------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(d)                             .41%         .41%(c)
----------------------------------------------------------------------
Net investment income (loss)                        2.94%        4.14%(c)
----------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $26          $11
----------------------------------------------------------------------
Portfolio turnover rate                               53%          37%
----------------------------------------------------------------------




NOTES TO FINANCIAL HIGHLIGHTS
(a) For the period from May 1, 2008 (date the Fund became available) to Dec. 31, 2008.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) Annualized.
(d) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).

The accompanying Notes to Financial Statements are an integral part of these statements.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Each Fund is series of RiverSource Variable Series Trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company. Each Fund has unlimited authorized shares of beneficial interest. Each Fund is a "fund-of-funds" and seeks to achieve its objective by investing in a combination of underlying affiliated funds* for which RiverSource Investments, LLC (RiverSource Investments) or an affiliate acts as investment manager or principal underwriter. RiverSource Investments is the Investment Manager for the Funds. For each Fund, on April 28, 2008, the Investment Manager purchased 10,000 shares of capital stock at $10 per share, which represented the initial capital in each Fund.

The primary objectives of each Fund are as follows:

Disciplined Asset Allocation Portfolios - Conservative (Conservative) is designed for investors seeking a high level of total return that is consistent with a conservative level of risk. The Fund may be most appropriate for investors with a shorter term investment horizon.

Disciplined Asset Allocation Portfolios - Moderately Conservative (Moderately Conservative) is designed for investors seeking a high level of total return that is consistent with a moderately conservative level of risk. The Fund may be most appropriate for investors with a short-to-intermediate term investment horizon.

Disciplined Asset Allocation Portfolios - Moderate (Moderate) is designed for investors seeking a high level of total return that is consistent with a moderate level of risk. The Fund may be most appropriate for investors with an intermediate term investment horizon.

Disciplined Asset Allocation Portfolios - Moderately Aggressive (Moderately Aggressive) is designed for investors seeking a high level of total return that is consistent with a moderately aggressive level of risk. The Fund may be most appropriate for investors with an intermediate-to-long term investment horizon.

Disciplined Asset Allocation Portfolios - Aggressive (Aggressive) is designed for investors seeking a high level of total return that is consistent with an aggressive level of risk. The Fund may be most appropriate for investors with a longer term investment horizon.

You may not buy (nor will you own) shares of the Funds directly. Shares of the Funds are offered to RiverSource Life Insurance Company (RiverSource Life) and RiverSource Life Insurance Company of New York (RiverSource Life of NY) and their variable accounts or variable subaccounts (the subaccounts) to fund the benefits of their variable annuity and variable life insurance products. You invest by purchasing a variable annuity contract or life insurance policy and allocating your purchase payments to the subaccounts that invest in each Fund.

* For information on the goals, investment strategies and risks of the underlying funds please refer to Appendix A and B in the Funds' most recent prospectus.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Funds' financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Investments in the underlying funds are valued at their net asset value at the close of each business day.

GUARANTEES AND INDEMNIFICATIONS
Under each Fund's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund's contracts with its service providers contain general indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown since the amount of

--------------------------------------------------------------------------------
46  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
Each Fund is treated as a partnership for federal income tax purposes, and does not expect to make regular distributions. The Funds will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of each Fund are subject to tax on their distributive share of the Fund's income and losses. The components of each Fund's net assets are reported at the partner level for tax purposes, and therefore, are not presented in the Statements of Assets and Liabilities. For the year ended Dec. 31, 2009, there were no distributions.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 or Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Funds are evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

OTHER
Security transactions, normally shares of the underlying funds, are accounted for as of trade date. Income and capital gain distributions from the underlying funds, if any, are recorded on the ex-dividend date.

3. EXPENSES

MANAGEMENT FEES AND UNDERLYING FUND FEES
Each Fund does not pay the Investment Manager a direct management fee for managing its assets. In addition to the fees and expenses which each Fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds (also referred to as "acquired funds") in which a Fund invests. Each Fund also indirectly receives a pro rata share of earnings credits from overnight cash balances of the underlying funds which reduced the underlying funds' transfer agency fees. Because the underlying funds have varied expense and fee levels and each Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, each Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, an annual fee for administration and accounting services equal to 0.02% of each Fund's average daily net assets.

COMPENSATION TO BOARD MEMBERS
Compensation to the Board of Trustees (the Board) members and certain other core expenses are paid directly by the underlying funds in which each Fund invests.

TRANSFER AGENCY FEES
The Funds have a Transfer Agency and Servicing agreement with RiverSource Service Corporation. The fee under this agreement is uniform for each fund at an annual rate equal to 0.06% of each Fund's average daily net assets.

DISTRIBUTION FEES
The Funds have an agreement with RiverSource Fund Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.25% of each Fund's average daily net assets.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Dec. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of underlying funds) were as follows:

FUND                                                                          PERCENTAGE
----------------------------------------------------------------------------------------
Conservative                                                                     0.41%
Moderately Conservative                                                          0.41%
Moderately Aggressive                                                            0.41%
Aggressive                                                                       0.41%


The Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until April 30, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of underlying funds) will not exceed 0.41% of each Fund's average daily net assets.

4. SECURITIES TRANSACTIONS

For the year ended Dec. 31, 2009, cost of purchases and proceeds from sales of investments in underlying affiliated funds aggregated for each Fund are as follows:

FUND                                                                   PURCHASES     PROCEEDS
----------------------------------------------------------------------------------------------
Conservative                                                          $37,233,197  $20,951,458
Moderately Conservative                                                43,290,754   15,465,048
Moderate                                                               70,056,436   26,493,192
Moderately Aggressive                                                  47,982,252   23,945,943
Aggressive                                                             20,485,522    9,747,687


Realized gains and losses are determined on an identified cost basis.

5. SHARE TRANSACTIONS

Transactions in shares for each Fund for the periods indicated are as follows:

                                                                  YEAR ENDED DEC. 31, 2009
                                                                                          NET
FUND                                                      SOLD       REDEEMED     INCREASE (DECREASE)
-----------------------------------------------------------------------------------------------------
Conservative                                           3,702,866    (1,979,430)        1,723,436
Moderately Conservative                                4,327,763    (1,170,032)        3,157,731
Moderate                                               7,119,702    (2,196,436)        4,923,266
Moderately Aggressive                                  4,661,699    (1,701,379)        2,960,320
Aggressive                                             1,893,550      (522,551)        1,370,999



                                                                PERIOD ENDED DEC. 31, 2008*
                                                                                        NET
FUND                                                      SOLD      REDEEMED    INCREASE (DECREASE)
---------------------------------------------------------------------------------------------------
Conservative                                           3,435,775    (672,447)        2,763,328
Moderately Conservative                                3,700,841    (752,905)        2,947,936
Moderate                                               6,595,046    (584,676)        6,010,370
Moderately Aggressive                                  4,697,200    (441,851)        4,255,349
Aggressive                                             1,803,237    (216,114)        1,587,123


*   For the period from May 1, 2008 to Dec. 31, 2008.

6. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through Feb. 22, 2010, the date of issuance of each Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in each Fund's financial statements.


--------------------------------------------------------------------------------
48  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


7. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the

--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------



subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
50  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- CONSERVATIVE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY CONSERVATIVE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- MODERATELY AGGRESSIVE, DISCIPLINED ASSET ALLOCATION PORTFOLIOS -- AGGRESSIVE:
We have audited the accompanying statements of assets and liabilities, including the schedules of investments in affiliated funds, of Disciplined Asset Allocation Portfolios - Conservative, Disciplined Asset Allocation
Portfolios - Moderately Conservative, Disciplined Asset Allocation
Portfolios - Moderate, Disciplined Asset Allocation Portfolios - Moderately Aggressive, and Disciplined Asset Allocation Portfolios - Aggressive (the Funds) (five of the portfolios constituting the RiverSource Variable Series Trust) as of December 31, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from May 1, 2008 (date the Funds became available) to December 31, 2008. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds listed above constituting portfolios within RiverSource Variable Series Trust at December 31, 2009, the results of their operations for the year then ended, and changes in their net assets and the financial highlights for the year then ended and for the period from May 1, 2008 (date the Funds became available) to December 31, 2008, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
February 22, 2010


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 71                     2002
------------------------------------------------------------------------------------------------------------------------------

John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
52  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; or contacting your financial intermediary.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 43                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------

Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004 and        Ameriprise Financial, Inc. since 2005; Compliance
Minneapolis, MN 55474      Identity Theft        Director, Ameriprise Financial, Inc., 2004-2008
Age 46                     Prevention Officer
                           since 2008
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
54  DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
           DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS -- 2009 ANNUAL REPORT  55

DISCIPLINED ASSET ALLOCATION(SM) PORTFOLIOS
734 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS, MN 55474

This report must be accompanied or preceded by the Fund's
current prospectus. Disciplined Asset Allocation(SM) Portfolios are distributed by RiverSource Fund Distributors, Inc., Member
FINRA, and managed by RiverSource Investments, LLC. Insurance and Annuities are issued by RiverSource Life Insurance Company.
These companies are part of Ameriprise Financial, Inc.
(C)2010 RiverSource Investments, LLC.                            S-6521 D (3/10)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

          (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

          (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
          P. Jones, each qualify as audit committee financial experts.

Item 4.   Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Variable Series Trust were as follows:

                        2009 - 608,233   2008 - $590,035

(b) Audit-Related Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional audit-related services rendered related to the semiannual financial statement review, the transfer agent 17Ad-13 review and other consultations and services required to complete the audit for RiverSource Variable Series Trust were as follows:

                        2009 - $28,010   2008 - $21,125

(c) Tax Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Variable Series Trust were as follows:

                       2009 - $170,021   2008 - $246,212

(d) All Other Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Variable Series Trust were as follows:

                             2009 - $0   2008 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 and 2008 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Dec. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                       2009 - $996,717   2008 - $849,037

(h) 100% of the services performed in item (g) above during 2009 and 2008 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.   Audit Committee of Listed Registrants. Not applicable.

Item 6.   Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11.  Controls and Procedures.

          (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

          (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

          (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

          (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

          (a)(3) Not applicable.

          (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                        RiverSource Variable Series Trust

By   /s/ Patrick T. Bannigan
     -----------------------
     Patrick T. Bannigan
     President and Principal Executive Officer

Date March 5, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By   /s/ Patrick T. Bannigan
     -----------------------
     Patrick T. Bannigan
     President and Principal Executive Officer

Date March 5, 2010

By   /s/ Jeffrey P. Fox
     ------------------
     Jeffrey P. Fox
     Treasurer and Principal Financial Officer

Date March 5, 2010